UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Alpha Star Acquisition Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALPHA STAR ACQUISITION CORPORATION
100 Church Street, 8th Floor
New York, NY 10007

(332) 233-4356

PROXY STATEMENT FOR

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

ALPHA STAR ACQUISITION CORPORATION

AND

PROSPECTUS FOR

ORDINARY SHARES

AND

ORDINARY SHARES ISSUABLE UPON EXERCISE OF WARRANTS

OF

XDATA GROUP

The board of directors of Alpha Star Acquisition Corporation, a Cayman Islands exempted company, has unanimously approved the Transactions (as defined below) contemplated by that certain business combination agreement dated as of September 12, 2024 (the “Business Combination Agreement”) by and among Alpha Star Acquisition Corporation (“Alpha Star”), a Cayman Islands exempted company, OU XDATA GROUP (“XDATA”), a company incorporated in Estonia, and Roman Eloshvili, the sole shareholder of XDATA. Xdata Group (“PubCo”) was incorporated on September 4, 2024. On September 23, 2024, PubCo entered into a joinder agreement with Alpha Star, XDATA, and Roman Eloshvili, pursuant to which PubCo agreed to be bound by the terms of the Business Combination Agreement. Pursuant to the Business Combination Agreement, Alpha Star will merge (the “Reincorporation Merger”) with and into PubCo, with PubCo surviving the Reincorporation Merger as the holding and listed company, and immediately thereafter and as part of the same overall transaction, PubCo (as the surviving company of the Reincorporation Merger) will acquire the shares, representing 100% (on an as-converted and fully diluted basis) of the shares issued and outstanding of XDATA, resulting in XDATA being a wholly owned subsidiary of PubCo, in exchange for certain number of shares of PubCo (the “Share Exchange,” together with the Reincorporation Merger, the “Business Combination”). As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (such transactions, collectively, the “Transactions”), the shareholders of Alpha Star and XDATA will become shareholders of PubCo. The Business Combination Agreement was subsequently amended by certain supplemental agreement, by and among Alpha Star, XDATA, Roman Eloshvili and PubCo, dated as of December 15, 2024 (the “Supplemental Agreement”).

Immediately prior to the effective time of the Reincorporation Merger (the “First Effective Time”), each issued and outstanding unit of Alpha Star (the “Alpha Star Unit”), each consisting of one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant, will be automatically separated (the “Unit Separation”) and the holder thereof will be deemed to hold one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant. Immediately prior to the First Effective Time, each seven (7) issued and outstanding rights of Alpha Star (the “Alpha Star Rights”) will automatically and irrevocably be converted into one (1) ordinary share of Alpha Star, par value $0.001 per share (the “Alpha Star Ordinary Shares”). No fractional Alpha Star Ordinary Shares will be issued in connection with such conversion and the number of Alpha Star Ordinary Shares to be issued to such holder upon such conversion will be rounded down to the nearest whole number and no cash will be paid in lieu of such Alpha Star Rights. At the First Effective Time, (i) each Alpha Star Ordinary Share issued and outstanding, will automatically be converted into the right of the holder thereof to receive one (1) ordinary share of PubCo (the “PubCo Ordinary Shares”); (ii) each issued and outstanding warrant of Alpha Star (the “Alpha Star Warrants”) sold to the public and to A-Star Management Corporation in a private placement in connection with Alpha Star’s initial public offering will automatically and irrevocably be assumed by PubCo and converted into one (1) warrant exercisable to purchase one-half (1/2) of one PubCo Ordinary Share (the “PubCo Warrants”), subject to the same terms and conditions prior to the First Effective Time.

Proposals to approve the Business Combination Agreement and the other matters discussed in this proxy statement/prospectus will be presented at the Extraordinary General Meeting of Alpha Star shareholders scheduled to be held at 9:00 a.m. on May 2, 2025 Eastern Time in the offices Han Kun LLP, at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY 10020, and in virtual format by visiting https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1.

A copy of the Business Combination Agreement without exhibits is attached to this proxy statement/prospectus as Annex A. A copy of the Supplemental Amendment is attached to this proxy statement/prospectus as Annex A-1.

Although PubCo is not currently a public reporting company, following the effectiveness of the registration statement of which this proxy statement/prospectus is a part and the closing of the Business Combination (the “Closing”), PubCo will become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). PubCo intends to apply for listing of PubCo Ordinary Shares on the Nasdaq Stock Market (“Nasdaq”) under the symbol “XDT” and PubCo Warrants under the symbol “XDTWW”, in each case, to be effective at the consummation of the Business Combination. It is a condition to the consummation of the Transactions that PubCo Ordinary Shares are approved for listing on Nasdaq (subject only to official notice of issuance thereof). While trading on Nasdaq is expected to begin on the first business day following the date of completion of the Business Combination, there can be no assurance that PubCo Ordinary Shares will be listed on Nasdaq or that a viable and active trading market will develop. See the discussion in this proxy statement/prospectus under the caption, “Risk Factors — Risks Related to the Business Combination” for more information. For all risk factors, see the discussion in this proxy statement/prospectus under the caption “Risk Factors” starting on page 40.

Pursuant to the Alpha Star Articles, Alpha Star is providing its public shareholders with the opportunity to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, less taxes payable, divided by the number of then outstanding Public Shares that were sold as part of the Alpha Star Units in Alpha Star’s IPO, subject to the limitations described herein. Alpha Star Public Shareholders may elect to redeem their shares even if they vote for the Business Combination Proposal or do not vote at all. Alpha Star has no specified maximum redemption threshold under Alpha Star Articles. Holders of outstanding Alpha Star Warrants and Alpha Star Rights do not have redemption rights in connection with the Business Combination.

On September 13, 2022, Alpha Star issued a promissory note in the principal amount of up to $1,000,000 to Sponsor, pursuant to which the Sponsor agreed to loan to Alpha Star up to $1,000,000 to pay extension fees and transaction costs. On December 13, 2022, Alpha Star issued a promissory note in the principal amount of up to $1,300,000 to Sponsor, pursuant to which the Sponsor agreed to loan to Alpha Star up to $1,300,000 to pay extension fees and transaction costs. On March 13, 2023, Alpha Star issued a promissory note in the principal amount of up to $2,500,000 to Sponsor, pursuant to which the Sponsor agreed to loan to Alpha Star up to $2,500,000 to pay extension fees and transaction costs. On September 20, 2023, Alpha Star issued a promissory note in the principal amount of up to $2,500,000 to Sponsor, pursuant to which the Sponsor agreed to loan to Alpha Star up to $2,500,000 to pay extension fees and transaction costs. These promissory notes are repayable in full upon the date of the consummation of Alpha Star’s initial business combination pursuant to these notes and related amendments. These promissory notes have no conversion feature, no collateral and bear no interest. On August 26, 2024, Alpha Star and Sponsor entered into a loan agreement in the principal amount of up to $1,500,000 (the “Loan Agreement”), pursuant to which the Sponsor agreed to loan to Alpha Star up to $1,500,000 to pay extension fees and transaction costs. On September 25, 2024, Alpha Star entered into agreements with its Sponsor, pursuant to which the Sponsor agreed to waive the principal balance of these promissory notes and the Loan Agreement with a total amount of $6,245,961 and $746,270, respectively. As of December 31, 2024, the balances of these promissory notes and the Loan Agreement were $140,000 and $254,488, respectively.

On July 13, 2023, Alpha Star held an annual shareholder meeting and approved the proposal to extend the date by which it must consummate a business combination to March 15, 2024. In connection with the shareholders meeting to vote for the proposal for such extension, the public shares are entitled to exercise the redemption right and 2,436,497 public shares tendered for redemption. The total redemption payment was $26,094,883 and distributed during July and August 2023. Alpha Star subsequently deposited the monthly extension fees of $302,116 per month into the Trust Account for such extension to December 15, 2023.

On January 10, 2024, Alpha Star held an extraordinary shareholder meeting and approved the proposal to extend the date by which it must consummate a business combination to September 15, 2024. In connection with the shareholders meeting to vote for the proposal for such extension, the public shares are entitled to exercise the redemption right and 3,319,923 public shares tendered for redemption. The total redemption payment was $37,183,138 and distributed in January and February 2024. Alpha Star subsequently deposited the monthly extension fees of $70,000 per month into the Trust Account for such extension to June 15, 2024.

On July 12, 2024, Alpha Star held an annual shareholder meeting and approved the proposal to extend the date by which it must consummate a business combination to December 15, 2024. In connection with the shareholders meeting to vote for such extension, the public shares are entitled to exercise the redemption right and 4,840,581 public shares tendered for redemption. The total redemption payment was $56,199,145 and distributed in July 2024. Following the redemptions, there were 902,999 public shares outstanding. Alpha Star subsequently deposited the monthly extension fees of $35,000 per month into the Trust Account, for such extension to December 15, 2024.

On December 16, 2024, Alpha Star received a written notice from the Listing Qualifications Department of Nasdaq stating that the Staff had determined that Alpha Star’s securities would be delisted from Nasdaq pursuant to Nasdaq Listing Rule IM-5101-2, since Alpha Star failed to complete its initial business combination by December 13, 2024. Nasdaq Rule IM 5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Nasdaq Rule IM 5810-1 provides that Nasdaq will inform a company that its securities are immediately subject to suspension and delisting in the event that the company fails to comply with rule IM 5101-2. Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting upon issuance of a delisting determination letter for failure to meet the requirement in Nasdaq Rule IM 5101-2. Nasdaq may only reverse the determination if it finds it made a factual error applying the applicable rule, which is unlikely if Nasdaq provides the delisting determination letter after the 36-month window. Since Alpha Star failed to complete its initial business combination by December 13, 2024, its securities were suspended from trading on Nasdaq at the opening of business on December 23, 2024. Alpha Star’s securities will be removed from listing and registration on Nasdaq following the filing of a Form 25-NSE with the SEC. Following the suspension of trading on Nasdaq, Alpha Star currently has its units, ordinary shares, rights and warrants traded on the OTC Pink Open Market under the symbols “ALSUF,” “ALSAF,” “ALSTF,” and “ALSWF,” respectively. Alpha Star remains subject to the periodic reporting requirements of the Exchange Act. For details, please see “Risk Factors — Risks Related to the Business Combination - Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for immediate suspension and delisting for failure to meet the 36-month requirement in Nasdaq Rule IM 5101-2(b) to complete a business combination, and Alpha Star’s securities were suspended from trading on Nasdaq upon receiving a delisting determination letter from Nasdaq after the 36-month window ended on December 13, 2024.” The delisting from Nasdaq does not affect Alpha Star’s business combination with XDATA, as both parties intend to continue to work to effectuate the closing of the business combination. The combined company will apply for listing of its securities on the Nasdaq Stock Market in connection with the closing of the business combination.

On December 27, 2024, Alpha Star held an extraordinary shareholder meeting and approved the proposal to extend the date by which it must consummate a business combination to June 15, 2025. In connection with the shareholders meeting to vote for such extension, the public shares are entitled to exercise the redemption right and 880,335 public shares tendered for redemption. The total redemption payment was $10,819,317.15 and was distributed in January 2025. Following the redemptions, there are 22,664 public shares outstanding. Alpha Star intends to deposit the monthly extension fees of $35,000 per month into the Trust Account, for such extension to June 15, 2025. If Alpha Star is unable to complete the Business Combination or another business combination by June 15, 2025, Alpha Star must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

The following table summarizes the anticipated share ownership of PubCo immediately following the Business Combination under no redemption scenario, 50% redemption scenario and maximum redemption scenario.

	Assuming No Redemptions(1)		Assuming 50% Redemptions(2)		Assuming Maximum Redemptions(3)
	Shares	%	Shares	%	Shares	%
Alpha Star Public Shareholders(4)	22,664	0.10%	11,332	0.05%	0	-%
Alpha Star Sponsor(5)	3,205,000	13.98%	3,205,000	13.99%	3,205,000	14.00%
Conversion from Alpha Star Public Rights	1,642,857	7.17%	1,642,857	7.17%	1,642,857	7.18%
Conversion from Alpha Star Private Placement Rights	47,142	0.21%	47,142	0.21%	47,142	0.20%
Post-Combination Company ordinary shares issued in the Business Combination to XDATA Shareholders(6)	18,000,000	78.54%	18,000,000	78.58%	18,000,000	78.62%
Total PubCo Ordinary Shares outstanding	22,917,663	100.00%	22,906,331	100.00%	22,894,999	100.00%

In addition, the following table illustrates the anticipated share ownership of PubCo immediately following the Business Combination, on a fully diluted basis, showing full exercise and conversion of all securities, including (i) the Alpha Star Public Warrants and Alpha Star Private Warrants and (ii) the shares reserved for the equity incentive plan of PubCo.

	Assuming No Redemptions(1)		Assuming 50% Redemptions(2)		Assuming Maximum Redemptions(3)
	Shares	%	Shares	%	Shares	%
Alpha Star Public Shareholders(4)	22,664	0.07%	11,332	0.04%	0	-%
Alpha Star Sponsor(5)	3,205,000	10.30%	3,205,000	10.30%	3,205,000	10.31%
Conversion from Alpha Star Public Rights	1,642,857	5.28%	1,642,857	5.28%	1,642,857	5.28%
Conversion from Alpha Star Private Placement Rights	47,142	0.15%	47,142	0.15%	47,142	0.15%
Post-Combination Company ordinary shares issued in the Business Combination to XDATA Shareholders(6)	18,000,000	57.83%	18,000,000	57.86%	18,000,000	57.88%
PubCo Ordinary Shares underlying Alpha Star Public Warrants	5,750,000	18.47%	5,750,000	18.48%	5,750,000	18.49%
PubCo Ordinary Shares underlying Alpha Star Private Warrants	165,000	0.53%	165,000	0.53%	165,000	0.53%
PubCo Ordinary Shares underlying shares issuable under the equity incentive plan of PubCo	2,291,766	7.36%	2,290,633	7.36%	2,289,499	7.36%
Total PubCo Ordinary Shares outstanding	31,124,429	100.00%	31,111,964	100.00%	31,099,498	100.00%

(1)	Assuming that holders of zero Alpha Star Public Shares exercise their redemption rights in connection with the Business Combination.
(2)	Assuming that holders of 11,332 Alpha Star Public Shares exercise their redemption rights in connection with the Business Combination.
(3)	Assuming that holders of 22,664 Alpha Star Public Shares exercise their redemption rights in connection with the Business Combination.
(4)	Does not include Alpha Star Public Warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter to acquire PubCo Ordinary Shares. The Alpha Star Public Warrants represent 11,500,000 redeemable warrants issued in the IPO, each entitling its holder to purchase one-half (1/2) of one Alpha Star Ordinary Share at an exercise price of US$11.50 per whole share, subject to adjustment. In connection with the Business Combination, Alpha Star Public Warrants will be automatically and irrevocably assumed by PubCo and converted into PubCo Warrants each entitling its holder to purchase one-half (1/2) of one PubCo Ordinary Share at a price of US$11.50 per whole share, subject to adjustment.
(5)	Does not include Alpha Star Private Warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter to acquire PubCo Ordinary Shares. The Alpha Star Private Warrants represent 330,000 warrants sold to Sponsor in the private placement consummated concurrently with the IPO, each entitling its holder to purchase one-half (1/2) of one Alpha Star Ordinary Share at an exercise price of US$11.50 per whole share, subject to adjustment. In connection with the Business Combination, Alpha Star Private Warrants will be automatically and irrevocably assumed by PubCo and converted into PubCo Warrants each entitling its holder to purchase one-half (1/2) of one PubCo Ordinary Share at a price of US$11.50 per whole share, subject to adjustment.
(6)	Excluding shares reserved for the equity incentive plan of PubCo prior to the date of the Business Combination Agreement.

Compensation Received by the Sponsor

Set forth below is a summary of the terms and amount of the consideration received or to be received by the Sponsor in connection with the Business Combination or any related financing transaction, the amount of securities issued or to be issued by Alpha Star to the Sponsor and the price paid or to be paid for such securities or any related financing transaction. See the section entitled “Proposal 1—The Business Combination Proposal—Compensation Received by the Sponsor” for more information.

	Interest in Securities	Other Compensation
Sponsor	The Sponsor currently holds 2,875,000 Alpha Star Ordinary Shares issued to the Sponsor in the IPO, for which it paid $25,000, and 330,000 Private Units issued to the Sponsor in the private placement consummated simultaneously with the closing of the IPO, for which it paid $3,300,000.	On September 13, 2022, December 13, 2022, March 13, 2023, and September 20, 2023, Alpha Star issued four promissory notes in the principal amount of up to $1,000,000, $1,300,000, $2,500,000 and $2,500,000, respectively, to the Sponsor, pursuant to which the Sponsor shall loan to Alpha Star up to the related amount to pay the extension fee and transaction cost (collectively, the “Notes”). The Notes are repayable in full upon the date of the consummation of Alpha Star’s initial business combination pursuant to the Notes and related amendments. As of December 31, 2024, the balance of the Notes was $140,000.
Commencing on December 13, 2021, the date the Alpha Star Units commenced trading on the Nasdaq, Alpha Star entered into the Administrative Services Agreement, pursuant to which Alpha Star has agreed to pay to the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative services. At the Closing, the Sponsor will be paid for its services under the Administrative Services Agreement. As of December 31, 2024, $321,129 has been accrued under the Administrative Services Agreement.

The retention of shares by Sponsor and the reimbursements payable to Sponsor at Closing will not result in a material dilution of the equity interests of non-redeeming Alpha Star Public Shareholders. See “Notes to Unaudited Pro Forma Condensed Combined Financial Information.”

Conflicts of Interest

In considering the proposals presented in this proxy statement/prospectus, Alpha Star shareholders should keep in mind that the Sponsor and certain of Alpha Star’s directors and officers have interests in such proposals that are different from, or in addition to, those of other shareholders generally. For instance, the Sponsor will benefit from the completion of a business combination and may be incentivized to complete a business combination that is less favorable to shareholders rather than liquidating Alpha Star. In such event, among other things, the value of certain interests of the Sponsor and Alpha Star’s directors and officers would become worthless including, among other things:

●	If the Business Combination with XDATA or another business combination is not consummated by June 15, 2025, Alpha Star will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Alpha Star’s board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the Alpha Star IPO, are expected to be worthless because the holders are not entitled to participate in any redemption or distribution of proceeds in the Trust Account with respect to such shares. On the other hand, if the Business Combination is consummated, each outstanding Alpha Star Ordinary Share will be converted into one PubCo Ordinary Share, subject to adjustment described herein.

●	If Alpha Star is unable to complete a business combination within the required time period, the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Alpha Star for services rendered to or, contracted for or, for products sold to, Alpha Star. If Alpha Star consummates a business combination, on the other hand, Alpha Star will be liable for all such claims.

●	The Sponsor acquired the Founder Shares, which will be converted into PubCo Ordinary Shares in connection with the Business Combination, for an aggregate purchase price of $25,000 prior to the Alpha Star IPO. Based on the closing price of $15.47 of the Alpha Star Ordinary Shares on the OTC Pink Open Market on April 2, 2025, the value of the Founder Shares outstanding upon the Closing would be $44,476,250.

●	The Sponsor acquired the Private Units for an aggregate purchase price of $3,300,000 in the Alpha Star IPO. Based on the closing price of $12.99 of the Alpha Star Units on the OTC Pink Open Market on April 2, 2025, the value of the Private Units outstanding upon the Closing would be $4,286,700.

●	As a result of the prices at which the Sponsor acquired the Founder Shares and the Private Units, and their current value, the Sponsor could make a substantial profit after the completion of the Business Combination even if Alpha Star Public Shareholders lose money on their investments as a result of a decrease in the post-combination value of their Public Shares.

●	The Sponsor and Alpha Star’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Alpha Star’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Alpha Star fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Alpha Star may not be able to reimburse these expenses if the Business Combination or another business combination is not completed by June 15, 2025. As of the Record Date, the Sponsor and Alpha Star’s officers and directors and their affiliates had not incurred unpaid reimbursable expenses.

●	If Alpha Star is unable to complete a business combination within the required time period, the aggregate dollar amount of non-reimbursable funds would be approximately $50,300,603 reflecting the market value of Founder Shares, the market value of Private Units, and the amount outstanding under promissory notes and loan agreement.

●	Alpha Star has provisions in the Alpha Star Articles waiving the corporate opportunities doctrine on an ongoing basis, which means that Alpha Star’s officers and directors have not been obligated and continue to not be obligated to bring all corporate opportunities to Alpha Star.

●	The Business Combination Agreement provides for the continued indemnification of Alpha Star’s current directors and officers and the continuation of directors and officers liability insurance covering Alpha Star’s current directors and officers.

●	Alpha Star’s Sponsor, affiliates of the Sponsor, officers and directors may make loans from time to time to Alpha Star to fund certain capital requirements. Loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, any outstanding loans will not be repaid and will be forgiven except to the extent there are funds available to Alpha Star outside of the Trust Account.

●	Alpha Star entered into an agreement, commencing December 13, 2021, through the earlier of the consummation of a business combination or its liquidation, to pay the Sponsor a monthly fee of $10,000 for certain general and administrative services, including office space, utilities and administrative services.

●	Patrick Swint, currently an independent director of Alpha Star, will be an independent director of PubCo following the closing of the Business Combination and, therefore, in the future, such director will receive cash fees, share options or share-based awards that the board of directors of PubCo determines to pay such director.

●	Certain of Alpha Star’s director is expected to become a director of the combined company and will enter into indemnification agreements with the combined company.

These interests may influence Alpha Star’s directors and officers in making their recommendation that you vote in favor of the proposals presented in this proxy statement/prospectus. These interests were considered by Alpha Star’s board of directors when it approved the Business Combination. See the discussion in this proxy statement/prospectus under the caption, “Proposal 1 — The Business Combination Proposal — Interests of Alpha Star’s Directors and Officers in the Business Combination.”

Alpha Star’s board of directors obtained a third-party fairness opinion from CHFT Advisory and Appraisal Limited, dated September 12, 2024, to the effect that the consideration being paid in connection with the Business Combination, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion, is fair from a financial point of view to Alpha Star. See the section of this proxy statement/prospectus titled “Proposal 1 — The Business Combination Proposal — Fairness Opinion” for additional information.

PubCo is an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and is therefore eligible to take advantage of certain reduced reporting requirements otherwise applicable to other public companies.

PubCo is also a “foreign private issuer” as defined in the Exchange Act and will be exempt from certain rules under the Exchange Act that impose certain disclosure obligations and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. In addition, PubCo’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” provisions under the Exchange Act.

The accompanying proxy statement/prospectus provides shareholders of Alpha Star with detailed information about the Business Combination and other matters to be considered at the Extraordinary General Meeting (as defined below) of Alpha Star.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED OF THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

This proxy statement/prospectus is dated April 7, 2025, and

is first being mailed to Alpha Star’s shareholders on or about April 11, 2025.

REFERENCE TO ADDITIONAL INFORMATION

This proxy statement/prospectus incorporates important business financial information about Alpha Star and PubCo that is not included in or delivered with this proxy statement/prospectus. This information is available to you without charge upon written or oral request. If you would like to receive any of the additional information, please contact:

Alpha Star Acquisition Corporation

100 Church Street, 8th Floor

New York, NY 10007

Telephone: +1 (332) 233 4356

To obtain timely delivery of the documents in advance of the Extraordinary General Meeting to be held in person and virtually on May 2, 2025, you must request them no later than five business days before the date of the Extraordinary General Meeting, by April 25, 2025.

For more information, see the discussion under the caption “How to Obtain More Information” of this proxy statement/prospectus.

ALPHA STARACQUISITION CORPORATION

100 Church Street, 8th Floor

New York, NY 10007

+1 (332) 233 4356

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 2, 2025

Dear Alpha Star Acquisition Corporation shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of Alpha Star Acquisition Corporation, a Cayman Islands exempted company (“Alpha Star”), will be held in person in the offices of Han Kun LLP, at 2/F, Rockefeller Center, 620 Fifth Avenue, New York, NY 10020, and in virtual format by visiting https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1, at 9:00 a.m. Eastern Time on May 2, 2025. You are cordially invited to attend the meeting, which will be held for the purpose of considering and voting upon the following proposals:

(a)	Proposal No. 1 — The Business Combination Proposal — to consider and vote upon, as an ordinary resolution, a proposal to approve and authorize the Business Combination Agreement, dated as of September 12, 2024, by and among Alpha Star, Xdata Group (“PubCo”), a Cayman Islands exempted company, and OU XDATA GROUP (“XDATA”), a company incorporated in Estonia (as may be amended from time to time, the “Business Combination Agreement”), a copy of which is attached to this proxy statement/prospectus as Annex A, as amended by the Supplemental Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A-1, and the transactions contemplated therein (the “Business Combination”), including the Business Combination whereby Alpha Star will merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger as the holding and listed company, and immediately thereafter and as part of the same overall transaction, PubCo (as the surviving company of the Reincorporation Merger) will acquire the shares, representing in the aggregate 100% (on an as-converted and fully diluted basis) of the shares issued and outstanding, of XDATA, resulting in XDATA being a wholly owned subsidiary of PubCo, in exchange for certain number of shares of PubCo (the “Share Exchange,” together with the Reincorporation Merger, the “Business Combination”) (the “Business Combination Proposal”);

(b)	Proposal No. 2 — The Reincorporation Merger Proposal — to consider and vote upon, as a special resolution, a proposal to approve and authorize the Reincorporation Merger, the Plan of Merger, substantially in the form attached to this proxy statement/prospectus as Annex D and any and all transactions provided for in the Plan of Merger (the “Reincorporation Merger Proposal”);

(c)	Proposal No. 3 — The Nasdaq Listing Proposal — to consider and vote upon, as an ordinary resolution, a proposal to approve, the issuance of securities in connection with the Business Combination in order to comply with Nasdaq Listing Rules 56535(a), (b) and (d) (the “Nasdaq Listing Proposal);

(d)	Proposal No. 4 — The Governance Proposal — to consider and vote upon, as an ordinary resolution, a proposal to approve and adopt (i) the amended and restated memorandum and articles of association of PubCo in the form attached to this proxy statement/prospectus as Annex B; and (ii) the new name by PubCo as “Xdata Group” (the “Governance Proposal”);

(e)	Proposal No. 5 — The Incentive Plan Proposal — to consider and vote upon, as an ordinary resolution, a proposal to approve the adoption by PubCo, as the surviving entity of the Reincorporation Merger, the Incentive Plan in the form attached to this proxy statement/prospectus as Annex C with effect from the closing of the Business Combination (the “Incentive Plan Proposal”);

(f)	Proposal No. 6 — The Director Appointment Proposal — to consider and vote upon, as an ordinary resolution, a proposal to approve the appointment of five (5) directors of PubCo, namely Roman Eloshvili, Panagiotis Georgiou, Patrick Swint, Cataldo Castagna and Ariel Sergio Davidoff, assuming the Business Combination Proposal, the Reincorporation Merger Proposal and the Nasdaq Listing Proposal are all approved, effective upon the Closing (the “Director Appointment Proposal”);

(g)	Proposal No. 7 — The Adjournment Proposal — to consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Reincorporation Merger Proposal, the Nasdaq Listing Proposal, the Governance Proposal, the Incentive Plan Proposal or the Director Appointment Proposal or for such other reasons as may reasonably be determined by the chairman of the Extraordinary General Meeting (the “Adjournment Proposal”).

Alpha Star will hold an Extraordinary General Meeting to consider matters relating to the proposed Business Combination. Alpha Star cannot complete the Business Combination unless Alpha Star’s shareholders consent to the approval and adoption of the Business Combination Agreement and the transactions contemplated thereby. Alpha Star is sending you this proxy statement/prospectus to ask you to vote in favor of these and the other matters described in this proxy statement/prospectus.

We also will transact any other business as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The proposals listed above are more fully described elsewhere in the proxy statement/prospectus. Whether or not you intend to attend the Extraordinary General Meeting, we urge you to read the proxy statement/prospectus in its entirety, including the annexes and accompanying financial statements, before voting. IN PARTICULAR, WE URGE YOU TO CAREFULLY READ THE DISCUSSION IN THE PROXY STATEMENT/PROSPECTUS UNDER THE CAPTION “RISK FACTORS.”

Only holders of record of Alpha Star Ordinary Shares at the close of business on April 2, 2025 (the “Record Date”) are entitled to notice of the Extraordinary General Meeting and to vote and have their votes counted at the Extraordinary General Meeting and any adjournments or postponements of the Extraordinary General Meeting.

After careful consideration, Alpha Star’s board of directors has determined that each of the proposals listed is fair to and in the best interests of Alpha Star and its shareholders and unanimously recommends that you vote or give instruction to vote “FOR” each of the proposals set forth above. When you consider the recommendations of Alpha Star’s board of directors, you should keep in mind that Alpha Star’s directors and officers may have interests in the Business Combination that conflict with, or are different from, your interests as a shareholder of Alpha Star. See the discussion in this proxy statement/prospectus under the caption, “Proposal 1 — The Business Combination Proposal — Interests of Alpha Star’s Directors and Officers in the Business Combination.”

The closing of the Business Combination is conditioned on approval of the Business Combination Proposal and the Reincorporation Merger Proposal. If the Business Combination Proposal and the Reincorporation Merger Proposal are not approved and the applicable closing condition in the Business Combination Agreement is not waived, then Alpha Star will not consummate the Business Combination. The Adjournment Proposal is not conditioned on the approval of any other proposal listed above.

The Extraordinary General Meeting will be convened on May 2, 2025, at 9:00 a.m. Eastern Time, in the offices of Han Kun LLP, at 2/F, Rockefeller Center, 620 Fifth Avenue, New York, NY 10020. All Alpha Star shareholders at the close of business on the Record Date are cordially invited to attend, vote and examine the list of shareholders entitled to vote at the Extraordinary General Meeting. Shareholders may attend in person or virtually. Those shareholders who wish to attend virtually may participate by visiting https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1.

Each Alpha Star shareholder entitled to vote at the Extraordinary General Meeting is entitled to appoint one or more proxies to attend the Extraordinary General Meeting and vote instead of that shareholder. Such proxy need not be an Alpha Star shareholder.

Whether or not you plan to attend the Extraordinary General Meeting, please submit your proxy card without delay to the proxy solicitor not later than the time appointed for the Extraordinary General Meeting or adjourned meeting. Voting by proxy will not prevent you from voting your shares yourself if you subsequently choose to attend the Extraordinary General Meeting. If you fail to return your proxy card and do not attend the Extraordinary General Meeting, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. You may revoke a proxy at any time before it is voted at the Extraordinary General Meeting by executing and returning a proxy card dated later than the previous one, by attending the Extraordinary General Meeting and casting your vote by ballot or by submitting a written revocation to the proxy solicitor, that is received by the proxy solicitor before we take the vote at the Extraordinary General Meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF ALPHA STAR SHARES YOU OWN. To ensure your representation at the Extraordinary General Meeting, please complete and return the enclosed proxy card or submit your proxy by following the instructions contained in this proxy statement/prospectus and on your proxy card. Please submit your proxy promptly whether or not you expect to attend the meeting. Submitting a proxy now will NOT prevent you from being able to vote in person or online at the meeting. If you hold your shares in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you receive from your broker, bank or other nominee.

If you return your signed proxy card without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals.

Holders (“public shareholders”) of Alpha Star’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Business Combination Proposal and the Reincorporation Merger Proposal regardless of how such public shareholders vote in regard to it, or whether they were holders of Alpha Star’s Public Shares on the record date or acquired such shares after such date.

To exercise your redemption rights, you must tender your shares to Alpha Star’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

This proxy statement/prospectus provides you with detailed information about the proposed Business Combination. It also contains or references information about Alpha Star, PubCo, XDATA and certain related matters. You are encouraged to read this proxy statement/prospectus carefully. In particular, you should read the “Risk Factors” section beginning on page 40 for a discussion of the risks you should consider in evaluating the proposed Business Combination and how it will affect you. Events occurring prior to the Extraordinary General Meeting may require us to supplement this proxy statement/prospectus, in which case you are encouraged to read such supplement along with this proxy statement/prospectus.

If you have any questions regarding the accompanying proxy statement/prospectus, you may contact Advantage Proxy, Alpha Star’s proxy solicitor, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

On behalf of Alpha Star’s board of directors, I would like to thank you for your support of Alpha Star and look forward to a successful completion of the merger.

By Order of the Board of Directors,

/s/ Zhe Zhang
Zhe Zhang
Chief Executive Officer

HOW TO OBTAIN ADDITIONAL INFORMATION

If you would like to receive additional information or if you want additional copies of this document, agreements contained in the appendices or any other documents that is not included in or delivered with this proxy statement/prospectus, such information is available without charge upon written or oral request. Please contact:

Alpha Star Acquisition Corporation

100 Church Street, 8th Floor

New York, NY 10007

Telephone: +1 (332) 233 4356

or

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Individuals call toll-free: 1-877-870-8565

Brokers call: 1-206-870-8565

Email: ksmith@advantageproxy.com

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Extraordinary General Meeting, or no later than April 25, 2025.

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ABOUT THIS PROXY STATEMENT/PROSPECTUS

This proxy statement/prospectus, which forms a part of a registration statement on Form F-4 filed with the SEC by PubCo, constitutes a prospectus of PubCo under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the PubCo Ordinary Shares to be issued to Alpha Star shareholders and XDATA shareholders in connection with the Business Combination. This document also constitutes a proxy statement of Alpha Star under Section 14(a) of the Exchange Act, and the rules thereunder, and a notice of meeting with respect to the Extraordinary General Meeting of Alpha Star shareholders to consider and vote upon the proposals to adopt the Business Combination Proposal, the Reincorporation Merger Proposal, the Nasdaq Listing Proposal, the Governance Proposal, the Incentive Plan Proposal and the Director Appointment Proposal and, if necessary, to adopt the Adjournment Proposal.

Unless otherwise indicated or the context otherwise requires, all references in this proxy statement/prospectus to “PubCo” refer to “Xdata Group,” and all references in this proxy statement/prospectus to “Alpha Star” refer to “Alpha Star Acquisition Corporation.

This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

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MARKET, INDUSTRY AND OTHER DATA

This proxy statement/prospectus contains estimates, projections and other information concerning the industry in which PubCo and its subsidiaries operates, including market size and growth of the markets in which it participates, that are based on industry publications and reports and forecasts prepared by its management. In some cases, PubCo does not expressly refer to the sources from which these estimates and information are derived. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. PubCo has not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which PubCo operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described under the caption “Risk Factors.” These and other factors could cause results to differ materially from those expressed in these publications and reports.

Certain estimates of market opportunity, including internal estimates of the addressable market for PubCo’s subsidiaries and forecasts of market growth, included in this proxy statement/prospectus may prove inaccurate. Market opportunity estimates and growth forecasts, whether obtained from third-party sources or developed internally, are subject to significant uncertainty and are based on assumptions and estimates that may prove to be inaccurate. The estimates and forecasts in this proxy statement/prospectus relating to the size of PubCo’s target market, market demand and adoption, capacity to address this demand, and pricing may prove to be inaccurate. The addressable market PubCo estimates may not materialize for many years, if ever, and even if the markets in which it competes meet the size estimates in this proxy statement/prospectus, PubCo could fail to successfully address or compete in such markets, if at all.

Certain monetary amounts, percentages and other figures included in this proxy statement/prospectus have been subject to rounding adjustments. Certain other amounts that appear in this proxy statement/prospectus may not sum due to rounding.

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SELECTED DEFINITIONS

Unless otherwise stated or unless the context otherwise requires, in this document, the term “PubCo” refers to Xdata Group and its subsidiaries prior to and after the Business Combination; “Alpha Star” refers to “Alpha Star Acquisition Corp.”

“Adjournment Proposal” means a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Reincorporation Merger Proposal and the Nasdaq Listing Proposal.

“Alpha Star Articles” means Alpha Star’s memorandum of association filed with the Registrar of Companies of the Cayman Islands on 11 March 2021 and amended and restated articles of association adopted by special resolution on July 13, 2023, amended by special resolutions on January 10, 2024, July 12, 2024 and December 27, 2024.

“Alpha Star Public Shareholders” means all holders of the Public Shares, excluding any holders of Public Shares that are the Sponsor, directors or officers of Alpha Star or any affiliates of the foregoing.

“Business Combination” or “Transactions” means the Reincorporation Merger and the Share Exchange, and the other transactions contemplated by the Business Combination Agreement.

“Cayman Companies Act” means the Companies Act of the Cayman Islands (As Revised).

“Closing” means the closing of the Transactions.

“Closing Date” means the date of the Closing.

“Combined Company” means PubCo, being the surviving company of the Reincorporation Merger.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Extraordinary General Meeting” means the extraordinary general meeting of Alpha Star Shareholders, to be held in person on May 2, 2025, 9:00 a.m. Eastern Time, in the offices of Han Kun LLP, at 2/F, Rockefeller Center, 620 Fifth Avenue, New York, NY 10020 and virtually by visiting https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1.

“Founder Shares” means the 2,875,000 Alpha Star Ordinary Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the Alpha Star IPO.

“Initial Public Offering,” “Alpha Star IPO” or “IPO” means the initial public offering of Alpha Star, consummated on December 15, 2021.

“Nasdaq” means the Nasdaq Stock Market LLC.

“Ordinary Shares” or “Alpha Star Ordinary Shares” means the ordinary shares, par value $0.001 per share, of Alpha Star, unless otherwise specified.

“PubCo Articles” means the amended and restated memorandum and articles of association of PubCo, effective upon the effective time of the Reincorporation Merger, a copy of which is appended to this proxy statement/prospectus as Annex B.

“PubCo Ordinary Shares” or “PubCo Shares” means the ordinary shares, with par value of $0.0001 each, with such rights and obligations as described in the PubCo Articles.

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“PubCo Warrants” means the redeemable warrants entitling the holder thereof to purchase one PubCo Ordinary Share;

“Private Units,” “Private Placement Units” or “Alpha Star Private Placement Units” means an aggregate of 330,000 units (including units purchased on the condition that the over-allotment option is exercised in full) that were issued to the Sponsor in a private placement in connection with the Initial Public Offering.

“Public Shares” means all Alpha Star Ordinary Shares issued in the IPO but does not include any Alpha Star Ordinary Shares owned, of record or beneficially, by the Sponsor or any officer or director of Alpha Star.

“Public Warrants,” or “Alpha Star Warrants” means a redeemable warrant, exercisable for one Ordinary Share at an exercise price of $11.50 per share, of Alpha Star, issued in the IPO.

“Rights” or “Alpha Star Rights” means one right to receive one-seventh (1/7) of one Alpha Star Ordinary Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Management” and “Senior Managers” mean those persons named as officers of PubCo, and following the consummation of the Business Combination, of PubCo, under the caption “Management of PubCo Following the Business Combination.”

“Sponsor” or “our Sponsor” means A-Star Management Corporation.

“Trust Account” means the trust account that holds a portion of the proceeds of the IPO, including proceeds of the sale of the Private Placement Units.

“Units” or “Alpha Star Units” means the units of Alpha Star, each consisting of one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant.

“U.S.” and “United States” means the United States of America.

“U.S. dollar,” “US$” and “$” mean the legal currency of the United States.

“U.S. GAAP” means United States generally accepted accounting principles.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The questions and answers below highlight only selected information set forth elsewhere in this proxy statement/prospectus and only briefly address some commonly asked questions about the Extraordinary General Meeting and the proposals to be presented at the Extraordinary General Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that may be important to Alpha Star shareholders. Alpha Star shareholders are urged to carefully read this entire proxy statement/prospectus, including the annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the Extraordinary General Meeting.

Q: Why am I receiving this proxy statement/prospectus?

A: Alpha Star, PubCo and XDATA have agreed to consummate the Business Combination under the terms of the Business Combination Agreement that are described in this proxy statement/prospectus. The Business Combination consists of the Reincorporation Merger and the Share Exchange, each of which is described in this proxy statement/prospectus. A copy of each of the Business Combination Agreement, as amended by the Supplemental Amendment, and the Plan of Merger is attached to this proxy statement/prospectus as Annex A, Annex A-1, and Annex D, respectively, and Alpha Star encourages its shareholders to read it in its entirety. Alpha Star’s shareholders are being asked to consider and vote upon a proposal to approve the Business Combination Agreement, which, among other things, provides for Alpha Star to be merged with and into PubCo, with PubCo surviving the merger as the holding and listed company (the “Reincorporation Merger”), and immediately thereafter and as part of the same overall transaction, PubCo (as the surviving company of the Reincorporation Merger) will acquire the shares, representing in the aggregate 100% (on an as-converted and fully diluted basis) of the shares issued and outstanding, of XDATA, resulting in XDATA being a wholly owned subsidiary of PubCo, in exchange for certain number of shares of PubCo. See the discussion in this proxy statement/prospectus under the caption, “Proposal 1 — The Business Combination Proposal” and “Proposal 2 — The Reincorporation Merger Proposal.” You should read this proxy statement/prospectus and its Annexes carefully and in their entirety.

Q: What is being voted on at the Extraordinary General Meeting?

A: Shareholders of Alpha Star will vote on the following proposals:

●	The Business Combination Proposal to approve the Business Combination;

●	The Reincorporation Merger Proposal to approve the Reincorporation Merger, the Plan of Merger and any and all transactions provided for in the Plan of Merger;

●	The Nasdaq Listing Proposal to approve the issuance of up to an aggregate of 18,000,000 PubCo Ordinary Shares in connection with the Business Combination;

●	The Governance Proposal to approve, on a non-binding advisory basis, the memorandum and articles of association of PubCo by deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of PubCo in the form attached to this proxy statement/prospectus as Annex B prior to the closing of the Business Combination;

●	The Incentive Plan Proposal to approve PubCo’s 2025 Equity Incentive Plan;

●	The Director Appointment Proposal to approve the appointment of five directors to the board of directors of PubCo, upon consummation of the Business Combination; and

●	The Adjournment Proposal to approve the adjournment of the Extraordinary General Meeting in the event Alpha Star does not receive the requisite shareholder vote to approve the above Proposals.

Alpha Star will hold the Extraordinary General Meeting of its shareholders to consider and vote upon these proposals. This proxy statement/prospectus contains important information about the proposed Business Combination and the other matters to be acted upon at the Extraordinary General Meeting. Shareholders should read it carefully and in its entirety.

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The vote of shareholders is important. Regardless of how many shares you own, you are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus.

Q: Are any of the proposals conditioned on one another?

A: Yes. The Business Combination Proposal and the Reincorporation Merger Proposal are dependent upon each other. The Nasdaq Listing Proposal, the Governance Proposal, the Incentive Plan Proposal and the Director Appointment Proposal are dependent on the Business Combination Proposal and the Reincorporation Merger Proposal. It is important for you to note that in the event that if the Business Combination Proposal or the Reincorporation Merger Proposal is not approved, Alpha Star will not consummate the Business Combination. If Alpha Star does not consummate the Business Combination and fails to complete an initial business combination by June 15, 2025, Alpha Star will be required to liquidate and dissolve. The Adjournment Proposal is not conditioned upon the approval of any other proposals.

Q: What will happen to Alpha Star’s securities upon consummation of the Business Combination?

A: Alpha Star’s securities, namely Alpha Star Units (trading symbol “ALSUF”), Alpha Star Ordinary Shares (trading symbol “ALSAF”), Alpha Star Warrants (trading symbol “ALSWF”) and Alpha Star Rights (trading symbol “ALSTF”), are currently traded on the OTC Pink Open Market. The Alpha Star Units, Alpha Star Ordinary Shares, Alpha Star Warrants and Alpha Star Rights will cease trading upon consummation of the Business Combination. PubCo intends to apply for listing of PubCo Ordinary Shares on Nasdaq under the proposed symbol “XDT” and PubCo Warrants under the proposed symbol “XDTWW”, each to be effective upon the consummation of the Business Combination. While trading on Nasdaq is expected to begin on the first business day following the consummation of the Business Combination, there can be no assurance that the PubCo Ordinary Shares and PubCo Warrants will be listed on Nasdaq or that a viable and active trading market will develop. See “Risk Factors” for more information.

Q: Why is Alpha Star proposing the Business Combination Proposal and the Reincorporation Merger Proposal?

A: Alpha Star was organized to effect a merger, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses or entities.

Alpha Star believes that XDATA is a company with an appealing market opportunity and growth profile, a strong position in its industry and a compelling valuation. As a result, Alpha Star believes that the Business Combination is in the best interests of Alpha Star and its shareholders, which will provide Alpha Star shareholders with an opportunity to participate in the ownership of a company with strong growth potential. See the section titled “Proposal 1 — The Business Combination Proposal” and “Proposal 2 — The Reincorporation Merger Proposal.” However, there is no assurance of this. See the section titled “Risk Factors— Risks Related to the Business Combination” for additional information.

Q: Did Alpha Star’s board of directors obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A: Yes. Alpha Star’s board of directors obtained a third-party fairness opinion from its independent financial advisor, CHFT Advisory and Appraisal Limited, dated September 12, 2024, to the effect that the consideration being paid in connection with the Business Combination, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion, is fair from a financial point of view to Alpha Star. Please see the section titled “Proposal 1 — The Business Combination Proposal” for additional information.

Q: How many votes do I and others have?

A: You are entitled to one vote for each Alpha Star Ordinary Share that you held as of the Record Date. As of the close of business on the Record Date, there were 2,891,536 outstanding Ordinary Shares.

Q: What is the recommendation of the Alpha Star’s board of directors?

A: After careful consideration, the Alpha Star’s board of directors unanimously recommends that the Alpha Star Shareholders vote “FOR” the approval of the Business Combination Proposal, “FOR” the approval of the Reincorporation Merger Proposal, “FOR” the approval of the Nasdaq Listing Proposal, “FOR” the approval of the Governance Proposal, “FOR” the approval of the Incentive Plan Proposal, “FOR” the approval of the Director Appointment Proposal and “FOR” the Adjournment Proposal.

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Q: Are there risks associated with the Business Combination that I should consider in deciding how to vote?

A: Yes. There are a number of risks related to the Business Combination and other transactions contemplated by the Business Combination Agreement that are discussed in this proxy statement/prospectus. Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 40 of this proxy statement/prospectus.

Q: I am an Alpha Star Public Shareholder. Do I have redemption rights?

A: If you are an Alpha Star Public Shareholder, you have the right to demand that Alpha Star redeem your Public Shares for a pro rata portion of the cash held in Alpha Star’s Trust Account, including interest earned but net of taxes payable, calculated as of two (2) business days prior to the consummation of the Business Combination in accordance with the Alpha Star Articles. In this proxy statement/prospectus, these rights to demand redemption of the Public Shares are sometimes referred to as “redemption rights.”

Q: Am I required to vote against the Business Combination Proposal and the Reincorporation Merger Proposal in order to have my Alpha Star Ordinary Shares redeemed?

A: No. You are not required to vote against the Business Combination Proposal or the Reincorporation Merger Proposal in order to have the right to demand that Alpha Star redeem your Alpha Star Ordinary Shares for cash equal to your pro rata share of the aggregate amount then on deposit in the Trust Account two (2) business days prior to the consummation of the Business Combination (including interest earned on your pro rata portion of the Trust Account, net of taxes payable). You may exercise your redemption rights regardless of whether you vote or, if you vote, irrespective of whether you vote “FOR” or “AGAINST” any of these proposals. As a result, the Business Combination Proposal and the Reincorporation Merger Proposal can be approved by shareholders who redeem their shares and no longer remain shareholders and the Business Combination may be consummated even though the funds available from the Trust Account and the number of PubCo shareholders are substantially reduced as a result of redemptions by the Alpha Star Public Shareholders. With fewer shares of PubCo Ordinary Shares, the trading market for PubCo Ordinary Shares may be less liquid than the market for Alpha Star Ordinary Shares prior to the Business Combination and PubCo may not be able to meet the listing standards of Nasdaq. In addition, with fewer funds available from the Trust Account, the capital infusion from the Trust Account into PubCo’s business will be reduced.

Q: How do I exercise my redemption rights?

A: If you are an Alpha Star Public Shareholder and wish to exercise your redemption rights, you must:

●	submit a written request to Vstock Transfer LLC, Alpha Star’s transfer agent, in which you (i) request that Alpha Star redeem all or a portion of your Public Shares for cash, and (ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

●	either tender your share certificates (if any) to Vstock Transfer LLC, Alpha Star’s transfer agent, or deliver your Public Shares to the transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal at Custodian (DWAC) System.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to April 30, two (2) business days prior to the Extraordinary General Meeting, in order for their Public Shares to be redeemed. If you hold the shares in “street name,” you will have to coordinate with your broker, bank or nominee to have the Public Shares you beneficially own certificated and delivered electronically.

Any Alpha Star Public Shareholder satisfying the requirements for exercising redemption rights will be entitled to a pro rata portion of the amount then in the Trust Account calculated as of two (2) business days prior to the consummation of the Business Combination, including interest earned on the funds in the Trust Account and not previously released to Alpha Star to pay income taxes. Such amount will be paid promptly upon consummation of the Business Combination.

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There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80.00, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the Business Combination is not consummated, this may result in an additional cost to shareholders for the return of their shares.

Any request for redemption, once made by an Alpha Star Public Shareholder, may be withdrawn at any time prior to the time the vote is taken with respect to the Business Combination Proposal and the Reincorporation Merger Proposal at the Extraordinary General Meeting. If you tender your share certificates (if any) to Alpha Star’s transfer agent and later decide prior to the Extraordinary General Meeting not to elect redemption, you may request that Alpha Star’s transfer agent return your share certificates (physically or electronically). You may make such request by contacting Alpha Star’s transfer agent at the address listed below.

No demand for redemption will be honored unless the holder’s Public Shares have been delivered (either physically or electronically) to the transfer agent in the manner described above no later than two (2) business days prior to the Extraordinary General Meeting.

Alpha Star’s transfer agent can be contacted at the following address:

Vstock Transfer LLC

18 Lafayette Place

Woodmere, New York 11598

Email: shay@vstocktransfer.com

Tel: (212) 828-8436

Q: Can I exercise redemption rights and dissenter rights under the Cayman Companies Act?

A: No. Any Alpha Star Public Shareholder who elects to exercise dissenter rights (“Dissent Rights”) (which Dissent Rights are discussed in this proxy statement/prospectus under the caption, “Do I have appraisal rights if I object to the proposed Business Combination?”) will lose their right to have their Public Shares redeemed in accordance with the Alpha Star Articles. The certainty provided by the redemption process may be preferable for Alpha Star Public Shareholders wishing to exchange their Public Shares for cash. This is because Dissent Rights may be lost or extinguished, including where Alpha Star and the other parties to the Business Combination Agreement determine to delay the consummation of the Business Combination in order to invoke the limitation on dissenter rights under Section 239 of the Cayman Companies Act. If such limitation is successfully invoked, any Alpha Star Public Shareholder who has sought to exercise Dissent Rights would only be entitled to receive the merger consideration comprised of one PubCo Ordinary Share for each of their Public Shares.

Q: If I am a holder of Alpha Star Units, can I exercise redemption rights with respect to my Alpha Star Units?

A: No. Holders of outstanding Alpha Star Units must first separate the Alpha Star Units into the underlying Alpha Star Ordinary Shares, Alpha Star Rights and Alpha Star Warrants prior to exercising redemption rights with respect to Public Units.

If you hold Alpha Star Units registered in your own name, you must deliver the certificate for such Alpha Star Units (if any) to Vstock Transfer LLC, Alpha Star’s transfer agent, with written instructions to separate such Alpha Star Units into Alpha Star Ordinary Shares and Alpha Star Warrants. This must be completed far enough in advance to permit the mailing of the share certificates back to you so that you may then exercise your redemption rights upon the separation of the Alpha Star Ordinary Shares from the Alpha Star Units.

If you hold the Alpha Star Units in “street name,” you will need to instruct your broker, bank or nominee to separate the Alpha Star Units you beneficially own. Your nominee must send written instructions to Alpha Star’s transfer agent. Such written instructions must include the number of Alpha Star Units to be split and the nominee holding such Alpha Star Units. Your nominee must also initiate electronically, using The Depository Trust Company’s Deposit/Withdrawal at Custodian (DWAC) System, a withdrawal of the relevant Alpha Star Units and a deposit of the number of Alpha Star Ordinary Shares and Alpha Star Warrants represented by such Alpha Star Units. This must be completed far enough in advance to permit your nominee to exercise redemption rights upon the separation of the Alpha Star Ordinary Shares from the Alpha Star Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Alpha Star Ordinary Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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Q: What happens if I sell my Alpha Star Ordinary Shares before the Extraordinary General Meeting?

A: The record date for the Extraordinary General Meeting is earlier than the date that the Business Combination is expected to be consummated. If you transfer your Alpha Star Ordinary Shares after the Record Date, but before the Extraordinary General Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Extraordinary General Meeting. However, you would not be entitled to receive any PubCo Ordinary Shares following the consummation of the Business Combination because only Alpha Star’s shareholders at the time of the consummation of the Business Combination will be entitled to receive PubCo Ordinary Shares in connection with the Business Combination.

If you are the purchaser of Alpha Star Ordinary Shares after the Record Date, you must either (i) have a written agreement from the seller or transferor of the Alpha Star Ordinary Shares whereby the seller/transferor agrees to vote the Alpha Star Ordinary Shares in accordance with your instructions, or (ii) obtain a proxy from the seller/transferor which authorizes you to vote the Alpha Star Ordinary Shares held in record name of the seller/transferor.

Q: What happens to my Alpha Star Rights if the Business Combination is consummated?

A: Each holder of an Alpha Star Right will receive one-seventh (1/7) of an Alpha Star Ordinary Share immediately prior to the First Effective Time, provided no fractional Alpha Star Ordinary Share will be issued in connection with the conversion of the rights, and any fractional entitlement will be rounded down to the nearest whole ordinary share. At the First Effective Time, each Alpha Star Ordinary Share issued and outstanding, will automatically be converted into the right of the holder thereof to receive one (1) PubCo Ordinary Share. As soon as practicable after First Effective Time, we will direct registered holders of the rights to return their rights to our rights agent, VStock Transfer LLC. Upon receipt of the rights, Vstock Transfer LLC, who will serve as the exchange agent as well, will issue to the registered holder of such right(s) the number of full PubCo Ordinary Shares to which he, she or it is entitled.

Q: What happens to my warrants if I hold Alpha Star Warrants?

A: Alpha Star will assign all the Alpha Star Warrants and PubCo will assume all Alpha Star Warrants under the same terms as described in Alpha Star’s warrant agreement upon the closing of the Business Combination. One Alpha Star Warrant will be converted to one PubCo Warrant. Upon the consummation of the Business Combination, PubCo Warrants are expected be listed on Nasdaq under the trading symbol of “XDTWW”. Under the terms of the PubCo Warrants, PubCo must have an effective registration statement providing for the issuance of the underlying ordinary shares declared effective by the SEC in order for any warrant holder to exercise the warrants. Even if you elect to redeem your Alpha Star Ordinary Shares and the Business Combination is completed, you will still own the Alpha Star Warrants, which will be converted into PubCo Warrants upon the closing of the Business Combination. However, the warrants may be redeemed by PubCo for $0.01 per warrant upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder, if, and only if, the reported last sale price of the ordinary shares equals or exceeds $18.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date PubCo sends the notice of redemption to the warrant holders.

Q. What happens to my Alpha Star Rights and Alpha Star Warrants if I vote to redeem my Alpha Star Ordinary Shares?

A: The Alpha Star Units, Alpha Star Ordinary Shares, Alpha Star Rights and Alpha Star Warrants are currently traded on the OTC Pink Open Market under the symbols “ALSUF,” “ALSAF,” “ALSTF,” and “ALSWF,” respectively. The Alpha Star Units commenced trading on the Nasdaq Stock Market on December 13, 2021, and Alpha Star announced that the holders of Alpha Star Units may elect to separately trade Alpha Star Ordinary Shares, Alpha Star Warrants and Alpha Star Rights on January 18, 2022. The closing prices of Alpha Star Units, Alpha Star Ordinary Shares, Alpha Star Warrants and Alpha Star Rights on April 2, 2025, were $12.99, $15.47, $0.019 and $0.0175, respectively. Even if you elect to redeem your Alpha Star Ordinary Shares and the Business Combination is completed, you will still receive PubCo Warrants for your Alpha Star Warrants. If the Business Combination is not consummated, and we cannot source and complete a substitute business combination within the timeframe set forth in our constitutive documents, the Alpha Star Warrants will expire and will be worthless.

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Q: If I am a holder of Alpha Star Warrants or Rights, can I exercise redemption rights with respect to my warrants or rights?

A: No. The holders of Alpha Star Warrants and Alpha Star Rights have no redemption rights with respect to such securities.

Q: When will Alpha Star Shareholders receive PubCo Ordinary Shares in connection with the Business Combination?

A: Immediately prior to the First Effective Time, each issued and outstanding Alpha Star Unit, each consisting of one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant, will be automatically separated and the holder thereof will be deemed to hold one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant. Immediately prior to the First Effective Time, each seven (7) issued and outstanding Alpha Star Rights will automatically and irrevocably be converted into one (1) Alpha Star Ordinary Share, which will be converted into one (1) PubCo Ordinary Share at the First Effective Time. At the First Effective Time, (i) each Alpha Star Ordinary Share, issued and outstanding, will automatically be converted into the right of the holder thereof to receive one (1) PubCo Ordinary Share; and (ii) each Alpha Star Warrant will automatically and irrevocably be assumed by PubCo and converted into one (1) PubCo Warrant exercisable to purchase one-half (1/2) of one PubCo Ordinary Share, subject to the same terms and conditions prior to the First Effective Time.

Q: Will Alpha Star Shareholders be able to trade the PubCo Ordinary Shares that they receive in the Transactions?

A: Yes. PubCo intends to apply for listing of PubCo Ordinary Shares on Nasdaq under the symbol “XDT.” PubCo Ordinary Shares received in exchange for Alpha Star Ordinary Shares in the Transactions will be freely transferable under United States federal securities laws by persons other than affiliates of PubCo.

Q: What are the U.S. federal income tax consequences to me if I exercise my redemption rights?

A: A U.S. Holder (as defined below) who exercises its redemption rights will receive cash in exchange for the tendered shares, and either will be considered for U.S. federal income tax purposes to have made a sale or exchange of the tendered shares, or will be considered for U.S. federal income tax purposes to have received a distribution with respect to such shares that may be treated as: (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the distribution was made had been sold. See the discussion in this proxy statement/prospectus under the caption, “Material Tax Considerations —  U.S. Federal Income Tax Considerations — Effects to U.S. Holders of Exercising Redemption Rights.”

Q: What are the U.S. federal income tax consequences of the Business Combination to me?

A: As described in more detail below under the caption, “Material Tax Considerations —  U.S. Federal Income Tax Considerations -- Effects of the Reincorporation Merger on U.S. Holders”, it is intended that the Reincorporation Merger qualify as a “reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) with respect to U.S. Holders (as defined in “U.S. Federal Income Tax Considerations”) of the Alpha Star Ordinary Shares and/or Alpha Star Warrants (“Alpha Star shares and/or warrants”). There are several requirements of a factual nature that must be met for the Reincorporation Merger to qualify as a reorganization. Alpha Star’s counsel (Michael Savage, Of Counsel, Sichenzia, Ross Ference Carmel, LLP) (the “Tax Counsel”) has provided an Opinion to Alpha Star that, provided that these factual requirements are met at the closing of the Reincorporation Merger, the Reincorporation Merger will qualify as an F reorganization under Code Section 368(a) and the U.S. Holders of Alpha Star shares and/or warrants will not recognize gain or loss in the Reincorporation Merger. If any of these requirements is not met, then a U.S. Holder of Alpha Star shares and/or warrants would recognize gain or loss in an amount equal to the difference, if any, between the fair value of PubCo Ordinary Shares and/or PubCo Warrants, as applicable, received in the Reincorporation Merger, and such U.S. Holder’s tax basis in the Alpha Star Ordinary Shares and/or Alpha Star Warrants surrendered by such U.S. Holder in the Reincorporation Merger.

Under Code Section 367(a), even if the Reincorporation Merger qualifies as an F reorganization, a noncorporate U.S. Holder who owns 5% or more of the voting power and total value of PubCo immediately after the Reincorporation Merger (taking into account stock owned by certain related persons but not stock subsequently acquired by XDATA shareholder) must, in order to avoid recognizing gain on the Reincorporation Merger, enter into a gain recognition agreement with the U.S. Internal Revenue Service (“IRS”). Corporate U.S. Holders may also be required to recognize gain depending on several factors relating to their structure and ownership and to their or certain related parties’ ownership interests in PubCo after the Reincorporation Merger.

As discussed in the Opinion, the IRS may assert (under the “step transaction doctrine”) that the combination of the Reincorporation Merger and the other transactions constituting the Business Combination should be recharacterized as a different transaction that could cause the U.S. holders of Alpha Star Warrants to be taxed on the exchange of those warrants for PubCo Warrants. While the circumstances under which the step transaction doctrine can be applied are not entirely clear, Tax Counsel is of the opinion that such a recharacterization would not be valid.

Apart from whether the Reincorporation Merger qualifies as a reorganization within the meaning of Code Section 368(a), U.S. Holders may be required to recognize income under the Passive Foreign Investment Company (“PFIC”) rules by virtue of their ownership of PubCo Ordinary Shares, as described in more detail below under the caption, “Material Tax Considerations —  U.S. Federal Income Tax Considerations — PFIC Considerations.”

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U.S. Holders of Alpha Star shares and warrants should consult their own tax advisors to determine the tax impact on them if the Reincorporation Merger does not qualify as a reorganization or if the IRS successfully asserts the step transaction doctrine, as well as the impact on them of Code Section 367(a) and the tax consequences of the application of the PFIC rules to their specific situation following the Business Combination.

Q: Do I have appraisal rights if I object to the proposed Business Combination?

A: Holders of record of Alpha Star Ordinary Shares may have appraisal rights in connection with the Business Combination under the Cayman Companies Act. Holders of record of Alpha Star Ordinary Shares wishing to exercise such statutory dissenter rights and make a demand for payment of the fair value for his, her or its Alpha Star Ordinary Shares must give written objection to the Reincorporation Merger to Alpha Star prior to the shareholder vote to approve the Reincorporation Merger and follow the procedures set out in Section 238 of the Cayman Companies Act, noting that any such dissenter rights may subsequently be lost and extinguished pursuant to Section 239 of the Cayman Companies Act which states that no such dissenter rights shall be available in respect of shares of any class for which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent provided that the merger consideration constitutes inter alia shares of any company which at the effective date of the merger are listed on a national securities exchange. Alpha Star believes that such fair value would equal the amount that Alpha Star shareholders would obtain if they exercised their redemption rights as described herein. An Alpha Star shareholder which elects to exercise appraisal rights must do so in respect of all of the Alpha Star Ordinary Shares that person holds and will lose their right to exercise their redemption rights as described herein. See the discussion in this proxy statement/prospectus under the caption, “Extraordinary General Meeting of Alpha Star Shareholders — Appraisal Rights under the Cayman Companies Act.”

Alpha Star shareholders are recommended to seek their own advice as soon as possible on the application and procedure to be followed in respect of the appraisal rights under the Cayman Companies Act.

Q: What happens to the funds deposited in the Trust Account after consummation of the Business Combination?

A: The net proceeds of the Alpha Star IPO, together with a portion of the proceeds from the sale of the Private Placement Units to the Sponsor, were placed in the Trust Account immediately following the Alpha Star IPO. After consummation of the Business Combination, the funds in the Trust Account will be used to pay, on a pro rata basis, Alpha Star Public Shareholders who exercise redemption rights and to pay fees and expenses incurred in connection with the Business Combination. If any cash remains, it will be used for PubCo’s working capital and general corporate purposes as described in this proxy statement/prospectus.

Q: What happens if a substantial number of public shareholders vote in favor of the Business Combination Proposal and the Reincorporation Merger Proposal and exercise their redemption rights?

A: Alpha Star Public Shareholders may vote in favor of the Business Combination and still exercise their redemption rights, although they are not required to vote in any way to exercise such redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Alpha Star Public Shareholders are substantially reduced as a result of redemptions by Alpha Star Public Shareholders.

If an Alpha Star Public Shareholder exercises his, her or its redemption rights, such exercise will not result in the loss of any warrants that such Alpha Star Public Shareholder may hold. As a result, any non-redeeming Alpha Star Public Shareholders would experience dilution to the extent such Alpha Star Warrants are exercised and additional PubCo Ordinary Shares are issued.

To the extent that there are fewer public shares and public shareholders, the trading market for PubCo Ordinary Shares may be less liquid than the market was for Alpha Star Public Shares prior to the Business Combination, and PubCo may not be able to meet the listing standards of a national securities exchange. In addition, to the extent of any redemptions, fewer funds from the Trust Account would be available to PubCo to be used in its business following the consummation of the Business Combination.

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The table below shows the potential impact of redemptions on the PubCo Ordinary Shares owned by non-redeeming Alpha Star Public Shareholders in the No Redemptions Scenario, the 50% Redemptions Scenario and the Maximum Redemptions Scenario, taking into account certain potential sources of dilution, namely, the number of PubCo Ordinary Shares in the aggregate 10% of the issued and outstanding PubCo Ordinary Shares as of the Closing Date reserved for the equity incentive plan of PubCo, the PubCo Ordinary Shares underlying the Alpha Star Public Warrants and Alpha Star Private Warrants.

	Assuming No Redemptions(1)		Assuming 50% Redemptions(2)		Assuming Maximum Redemptions(3)
	Shares	%	Shares	%	Shares	%
Holders of PubCo Ordinary Shares without reflecting potential sources of dilution
Alpha Star Public Shareholders(4)	22,664	0.10%	11,332	0.05%	0	-%
Alpha Star Sponsor(5)	3,205,000	13.98%	3,205,000	13.99%	3,205,000	14.00%
Conversion from Alpha Star Public Rights	1,642,857	7.17%	1,642,857	7.17%	1,642,857	7.18%
Conversion from Alpha Star Private Placement Rights	47,142	0.21%	47,142	0.21%	47,142	0.20%
Post-Combination Company ordinary shares issued in the Business Combination to XDATA Shareholders(6)	18,000,000	78.54%	18,000,000	78.58%	18,000,000	78.62%
Total PubCo Ordinary Shares outstanding at Closing	22,917,663	100.00%	22,906,331	100.00%	22,894,999	100.00%
Total PubCo Ordinary Shares outstanding at Closing not reflecting potential sources of dilution	22,917,663	73.63%	22,906,331	73.63%	22,894,999	73.62%
Potential sources of dilution
PubCo Ordinary Shares underlying Alpha Star Public Warrants	5,750,000	18.47%	5,750,000	18.48%	5,750,000	18.49%
PubCo Ordinary Shares underlying Alpha Star Private Warrants	165,000	0.53%	165,000	0.53%	165,000	0.53%
PubCo Ordinary Shares underlying shares issuable under the equity incentive plan of PubCo	2,291,766	7.36%	2,290,633	7.36%	2,289,499	7.36%
Total PubCo Ordinary Shares outstanding at Closing (including shares under Public Warrants and Private Warrants and equity incentive plan shares)	31,124,429	100.00%	31,111,964	100.00%	31,099,498	100.00%
Holders of PubCo Ordinary Shares reflecting potential sources of dilution
Alpha Star Public Shareholders(7)	7,415,521	23.83%	7,404,189	23.80%	7,392,857	23.77%
Alpha Star Sponsor(8)	3,417,142	10.98%	3,417,142	10.98%	3,417,142	10.99%
Post-Combination Company ordinary shares issued in the Business Combination to XDATA Shareholders (9)	20,291,766	65.20%	20,290,633	65.22%	20,289,499	65.24%
Total Pro Forma Equity Value of PubCo Ordinary Shares outstanding at Closing (including shares under Public Warrants and Private Warrants and equity incentive plan shares)(10)	311,244,290		311,119,640		310,994,980
Per Share Pro Forma Equity Value of PubCo Ordinary Shares outstanding at Closing(10)	10		10		10

Notes:

(1)	Assuming that holders of zero Alpha Star Public Shares exercise their redemption rights in connection with the Business Combination (the “No Redemptions Scenario”).
(2)	Assuming that holders of 11,332 Alpha Star Public Shares exercise their redemption rights in connection with the Business Combination (the “50% Redemptions Scenario”).
(3)	Assuming that holders of 22,664 Alpha Star Public Shares exercise their redemption rights in connection with the Business Combination (the “Maximum Redemptions Scenario”).
(4)	Does not include Alpha Star Public Warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter to acquire PubCo Ordinary Shares. The Alpha Star Public Warrants represent 11,500,000 redeemable warrants issued in the IPO, each entitling its holder to purchase one-half (1/2) of one Alpha Star Ordinary Share at an exercise price of US$11.50 per whole share, subject to adjustment. In connection with the Business Combination, Alpha Star Public Warrants will be automatically and irrevocably assumed by PubCo and converted into PubCo Warrants each entitling its holder to purchase one-half (1/2) of one PubCo Ordinary Share at a price of US$11.50 per whole share, subject to adjustment.
(5)	Does not include Alpha Star Private Warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter to acquire PubCo Ordinary Shares. The Alpha Star Private Warrants represent 330,000 warrants sold to Sponsor in the private placement consummated concurrently with the IPO, each entitling its holder to purchase one-half (1/2) of one Alpha Star Ordinary Share at an exercise price of US$11.50 per whole share, subject to adjustment. In connection with the Business Combination, Alpha Star Private Warrants will be automatically and irrevocably assumed by PubCo and converted into PubCo Warrants each entitling its holder to purchase one-half (1/2) of one PubCo Ordinary Share at a price of US$11.50 per whole share, subject to adjustment.
(6)	Excluding shares reserved for the equity incentive plan of PubCo prior to the date of the Business Combination Agreement.
(7)	Includes 5,750,000 shares underlying 11,500,000 Alpha Star Public Warrants.
(8)	Includes 165,000 shares underlying 330,000 Alpha Star Private Warrants.
(9)	Includes shares reserved for the equity incentive plan of PubCo prior to the date of the Business Combination Agreement.
(10)	In each redemption scenario, the per share pro forma equity value of PubCo Ordinary Shares will be US$10.00 at closing in accordance with the terms of the Business Combination Agreement.

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Q: What happens if the Business Combination is not consummated?

A: If Alpha Star does not complete the Business Combination with PubCo for whatever reason, Alpha Star would search for another target business with which to complete a business combination. Subject to the Alpha Star Articles, if Alpha Star fails to complete the Business Combination with PubCo or another business combination by June 15, 2025, Alpha Star must redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to an amount then held in the Trust Account (net of taxes payable and less up to $50,000 of interest to pay dissolution expenses) divided by the number of outstanding Public Shares and, following such redemption, Alpha Star will liquidate and dissolve.

Q: How do the Sponsor and the officers and directors of Alpha Star intend to vote on the proposals?

A: The Sponsor, as well as Alpha Star’s officers and directors, beneficially own and are entitled to vote an aggregate of approximately 99.3% of the outstanding Alpha Star Ordinary Shares as of Record Date. These holders have agreed to vote their shares in favor of the Business Combination Proposal and the Reincorporation Merger Proposal. These holders have also indicated that they intend to vote their shares in favor of all other proposals being presented at the Extraordinary General Meeting.

Q: Can the Sponsor and officers and directors of Alpha Star redeem their Founder Shares in connection with consummation of the Business Combination?

A: No. The Founder Shares are not eligible to be redeemed under the Alpha Star Articles.

Q: What interests do the Sponsor and the current officers and directors of Alpha Star have in the Business Combination?

A: In considering the recommendation of Alpha Star’s board of directors to vote in favor of the Business Combination, shareholders should be aware that, aside from their interests as shareholders, the Sponsor and certain of Alpha Star’s directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally. Alpha Star’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, in recommending to shareholders that they approve the Business Combination and in agreeing to vote their shares in favor of the Business Combination. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things, the fact that:

●	If the Business Combination with XDATA or another business combination is not consummated by June 15, 2025, Alpha Star will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Alpha Star’s board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the Alpha Star IPO, are expected to be worthless because the holders are not entitled to participate in any redemption or distribution of proceeds in the Trust Account with respect to such shares. On the other hand, if the Business Combination is consummated, each outstanding Alpha Star Ordinary Share will be converted into one PubCo Ordinary Share, subject to adjustment described herein.

●	If Alpha Star is unable to complete a business combination within the required time period, the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Alpha Star for services rendered to or, contracted for or, for products sold to, Alpha Star. If Alpha Star consummates a business combination, on the other hand, Alpha Star will be liable for all such claims.

●	The Sponsor acquired the Founder Shares, which will be converted into PubCo Ordinary Shares in connection with the Business Combination, for an aggregate purchase price of $25,000 prior to the Alpha Star IPO. Based on the closing price of $15.47 of the Alpha Star Ordinary Shares on the OTC Pink Open Market on April 2, 2025, the value of the Founder Shares outstanding upon the Closing would be $44,476,250.

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●	The Sponsor acquired the Private Units for an aggregate purchase price of $3,300,000 in the Alpha Star IPO. Based on the closing price of $12.99 of the Alpha Star Units on the OTC Pink Open Market on April 2, 2025, the value of the Private Units outstanding upon the Closing would be $4,286,700.

●	As a result of the prices at which the Sponsor acquired the Founder Shares and the Private Units, and their current value, the Sponsor could make a substantial profit after the completion of the Business Combination even if Alpha Star Public Shareholders lose money on their investments as a result of a decrease in the post-combination value of their Public Shares.

●	The Sponsor and Alpha Star’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Alpha Star’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Alpha Star fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Alpha Star may not be able to reimburse these expenses if the Business Combination or another business combination is not completed by June 15, 2025. As of the Record Date, the Sponsor and Alpha Star’s officers and directors and their affiliates had not incurred unpaid reimbursable expenses.

●	If Alpha Star is unable to complete a business combination within the required time period, the aggregate dollar amount of non-reimbursable funds would be approximately $50,300,603 reflecting the market value of Founder Shares, the market value of Private Units, and the amount outstanding under promissory notes and loan agreement.

●	Alpha Star has provisions in the Alpha Star Articles waiving the corporate opportunities doctrine on an ongoing basis, which means that Alpha Star’s officers and directors have not been obligated and continue to not be obligated to bring all corporate opportunities to Alpha Star.

●	The Business Combination Agreement provides for the continued indemnification of Alpha Star’s current directors and officers and the continuation of directors and officers liability insurance covering Alpha Star’s current directors and officers.

●	Alpha Star’s Sponsor, affiliates of the Sponsor, officers and directors may make loans from time to time to Alpha Star to fund certain capital requirements. Loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, any outstanding loans will not be repaid and will be forgiven except to the extent there are funds available to Alpha Star outside of the Trust Account.

●	Alpha Star entered into an agreement, commencing December 13, 2021, through the earlier of the consummation of a business combination or its liquidation, to pay the Sponsor a monthly fee of $10,000 for certain general and administrative services, including office space, utilities and administrative services.

●	Patrick Swint, currently an independent director of Alpha Star, will be an independent director of PubCo following the closing of the Business Combination and, therefore, in the future, such director will receive cash fees, share options or share-based awards that the board of directors of PubCo determines to pay such director.

●	Certain of Alpha Star’s director is expected to become a director of the combined company and will enter into indemnification agreements with the combined company.

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Q: When do you expect the Business Combination to be completed?

A: It is currently anticipated that the Business Combination will be consummated promptly following the Alpha Star Extraordinary General Meeting, which is set for May 2, 2025; however, such meeting could be adjourned or postponed to a later date, as described above. The Closing is also subject to other customary closing conditions. For a description of the conditions for the completion of the Business Combination, see the discussion in this proxy statement/prospectus under the caption, “The Business Combination Agreement — Conditions to Closing.”

Q: What do I need to do now?

A: Alpha Star urges you to carefully read and consider the information contained in this proxy statement/prospectus, including the annexes, and to consider how the Business Combination will affect you as a shareholder of Alpha Star. Shareholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.

Q: When and where will the Extraordinary General Meeting take place?

A: The Extraordinary General Meeting will be held in person in the offices of Han Kun LLP, at 2/F, Rockefeller Center, 620 Fifth Avenue, New York, NY 10020, and virtually at https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1, 9:00 a.m. Eastern Time, on May 2, 2025, or such other date, time and place to which such meeting may be postponed or adjourned. You may attend the Extraordinary General Meeting virtually by visiting https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1.

Q: Who may vote at the Extraordinary General Meeting?

A: Only holders of record of Alpha Star Ordinary Shares as of the close of business on the Record Date may vote at the Extraordinary General Meeting of shareholders. As of the Record Date, there were 2,891,536 ordinary shares outstanding and entitled to vote.

Q: How do I vote?

A: If you are a holder of record of Alpha Star Ordinary Shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your shares of Alpha Star are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A: No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any Proposal for which your broker does not have discretionary authority to vote. Your broker, bank or nominee can only vote your shares without receiving your instructions on “discretionary” proposals. Your broker, bank or nominee cannot vote your shares with respect to “non- discretionary” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non- discretionary proposal because the holder of record has not received voting instructions from the beneficial owner. A broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

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The Business Combination Proposal, the Reincorporation Merger Proposal, the Nasdaq Listing Proposal, the Governance Proposal, the Incentive Plan Proposal, the Director Appointment Proposal and the Adjournment Proposal are non- discretionary proposals. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any of the proposals. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q: May I change my vote after I have mailed my signed proxy card?

A: Yes. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Alpha Star’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 100 Church Street, 8th Floor, New York, NY 10007, Atten: Secretary.

Q: What constitutes a quorum for the Extraordinary General Meeting?

A: A quorum is the minimum number of Alpha Star Ordinary Shares that must be present to hold a valid meeting. A quorum will be present at the Alpha Star Extraordinary General Meeting if one or more shareholders holding at least 50% of the issued and outstanding Alpha Star Ordinary Shares entitled to vote at the meeting are represented at the Extraordinary General Meeting in person or by proxy (or if a corporation or other non-natural person, by duly authorized representative or proxy). Abstentions and broker non-votes will count as present for the purposes of establishing a quorum. As of the Record Date, the Sponsor owns approximately 99.3% of the outstanding Alpha Star Ordinary Shares. The Sponsor has agreed to vote their shares in favor of the Business Combination Proposal and the Reincorporation Merger Proposal and, accordingly, their shares will be counted towards the quorum.

Q: What vote is required to approve each proposal brought before the Extraordinary General Meeting?

A: Approval of the Reincorporation Merger Proposal, will require the affirmative vote of at least two-thirds of the holders of the issued and outstanding Alpha Star Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting at which a quorum is present. Further, approval of the Business Combination Proposal, the Nasdaq Listing Proposal, the Governance Proposal, the Incentive Plan Proposal, the Director Appointment Proposal and the Adjournment Proposal will each require the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present. The Sponsor and Alpha Star Public Shareholders can vote at the Extraordinary General Meeting, so that the approval of the Business Combination does not require a majority of unaffiliated Alpha Star shareholders.

As of the date hereof, the Sponsor owns approximately 99.3% of the outstanding Alpha Star Ordinary Shares. The Sponsor has agreed to vote their shares in favor of the Business Combination Proposal and the Reincorporation Merger Proposal. The Sponsor has also indicated that they intend to vote their shares in favor of all other proposals being presented at the Extraordinary General Meeting. Accordingly, we do not need Public Shares to be voted in favor of the proposals brought before the Extraordinary General Meeting in order to have them approved (assuming that only a quorum was present at the meeting).

Q: What will happen if I abstain from voting or fail to vote at the Extraordinary General Meeting?

A: At the Extraordinary General Meeting, a properly executed proxy marked “ABSTAIN” with respect to a particular proposal will count as present for purposes of determining whether a quorum is present. For purposes of approval, failure to vote or an abstention will have no effect on the proposals.

Q: What will happen if I sign and submit my proxy card without indicating how I wish to vote?

A: Signed and dated proxies received by Alpha Star without an indication of how the shareholder intends to vote on a proposal will be voted “FOR” each proposal being submitted to a vote of the shareholders at the Extraordinary General Meeting.

Q: What happens if I fail to take any action with respect to the Extraordinary General Meeting?

A: If you fail to take any action with respect to the Extraordinary General Meeting and fail to redeem your Public Shares following the procedure described in this proxy statement/prospectus and the Business Combination is approved by the Alpha Star shareholders and consummated, you will become a shareholder of PubCo.

If you fail to take any action with respect to the Extraordinary General Meeting and the Business Combination is not approved, you will continue to be a shareholder of Alpha Star, as applicable, and Alpha Star will continue to search for another target business with which to complete an initial business combination. If Alpha Star does not complete an initial business combination by June 15, 2025, Alpha Star must cease all operations except for the purpose of winding up, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to an amount then held in the Trust Account (net of taxes payable and less up to $50,000 of interest to pay dissolution expenses), and as promptly as reasonably possible following such redemption, subject to the approval of Alpha Star’s remaining shareholders and its board of directors, dissolve and liquidate.

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Q: What should I do if I receive more than one set of voting materials?

A: Shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Alpha Star Ordinary Shares.

Q: Who will solicit the proxies and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A: Alpha Star will pay the cost of soliciting proxies for the Extraordinary General Meeting. Alpha Star has engaged Advantage Proxy, Inc. (“Advantage”) to assist in the solicitation of proxies for the Extraordinary General Meeting. Alpha Star has agreed to pay Advantage a fee of $7,500, plus disbursements, and will reimburse Advantage for its reasonable out-of-pocket expenses and indemnify Advantage and its affiliates against certain claims, liabilities, losses, damages, and expenses. Alpha Star will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of the ordinary shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q: Who can help answer my questions?

A: If you have questions about the proposals or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card, you should contact Alpha Star’s proxy solicitor at:

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

Email: ksmith@advantageproxy.com

You may also obtain additional information about Alpha Star from documents filed with the SEC by following the instructions under the caption “Where You Can Find More Information.” If you are an Alpha Star Public Shareholder and you intend to seek redemption of your shares, you will need to tender your share certificates (if any) to Alpha Star’s transfer agent at the address below at least two (2) business days prior to the Extraordinary General Meeting. If you have questions regarding the certification of your position or delivery of your share certificates and redemption request, please contact:

Vstock Transfer LLC

18 Lafayette Place

Woodmere, New York 11598

Email: shay@vstocktransfer.com

Tel: (212) 828-8436

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this proxy statement/prospectus are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement/prospectus may include, for example, statements about:

●	our ability to complete our initial business combination;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	our pool of prospective target businesses;

●	the ability of our officers and directors to generate a number of potential acquisition opportunities;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance; or

●	our financial performance following this offering.

The forward-looking statements contained in this proxy statement/prospectus are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the Business Combination and the proposals to be considered at the Extraordinary General Meeting, you should read this entire proxy statement/prospectus carefully and the other documents referred to in this proxy statement/prospectus, including the annexes included herein.

Parties to the Business Combination

PubCo

PubCo is an exempted company incorporated in the Cayman Islands with limited liability on September 4, 2024, under the name “Xdata Group” for the purpose of effecting the Business Combination and to serve as the publicly traded parent company of XDATA following the Business Combination.

OU XDATA GROUP

XDATA is a business-to-business (“B2B”) software development company headquartered in Estonia that specializes in providing cutting-edge financial technology (“fintech”) solutions for financial institutions that are navigating the digital transformation landscape. Geographically, it focuses on Europe, the UK, and Armenia, targeting regions with strong demand for digital transformation in the banking and financial sectors.

Alpha Star Acquisition Corporation

Alpha Star is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Alpha Star Units (trading symbol “ALSAU”), Alpha Star Ordinary Shares (trading symbol “ALSA”), Alpha Star Warrants (trading symbol “ALSAW”) and Alpha Star Rights (trading symbol “ALSAR”), were listed on Nasdaq. The Alpha Star Units commenced trading on the Nasdaq Stock Market on December 13, 2021, and Alpha Star announced that the holders of Alpha Star Units may elect to separately trade Alpha Star Ordinary Shares, Alpha Star Warrants and Alpha Star Rights on January 18, 2022. Alpha Star Units, Alpha Star Ordinary Shares, Alpha Star Rights and Alpha Star Warrants are currently traded on the OTC Pink Open Market under the symbols “ALSUF,” “ALSAF,” “ALSTF,” and “ALSWF,” respectively.

The mailing address of Alpha Star’s principal executive office is 100 Church Street, 8th Floor, New York, NY 10007. Its telephone number is +1 (332) 233 4356.

Background of the Business Combination

Alpha Star is a blank check company organized under the laws of the Cayman Islands and was incorporated on March 11, 2021. Alpha Star was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Business Combination is the result of an extensive search by Alpha Star’s management team, including the Alpha Star’s board of directors, leveraging their extensive business connections and industry insights. The terms of the Business Combination Agreement are the result of extensive discussions and negotiations between representatives of Alpha Star and XDATA. The following provides a brief background of these discussions and negotiations, the Business Combination and related transactions.

Prior to the consummation of the Alpha Star IPO, neither Alpha Star, nor anyone on its behalf, had contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with XDATA.

After the IPO, Alpha Star’s officers and directors commenced an active search for prospective businesses and assets to acquire. In connection with the evaluating potential business combinations, Alpha Star contacted and were contacted by, a number of individuals with respect to potential business combination opportunities.

On June 19, 2024, XDATA and Alpha Star reached an agreement on the terms of a letter of intent (the “LOI”) and executed the LOI.

From May 2024, Alpha Star has initiated the due diligence process on XDATA, including: (i) reviewing XDATA’s diligence documents prepared according to the due diligence request list sent by Alpha Star, (ii) meetings with the management team of XDATA to understand the operations and financial status of XDATA, (iii) meetings with operating team and accounting team and (iv) engagement of Alpha Star’s Estonian local counsel as to the due diligence and regulatory requirements of XDATA under Estonian law.

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From July 12, 2024 to September 12, 2024, Alpha Star and XDATA and their representatives had extensive discussion and negotiations on the Business Combination Agreement, exhibits and disclosure letters. On September 12, 2024, Alpha Star and XDATA executed the Business Combination Agreement. On December 15, 2024, Alpha Star, XDATA, Roman Eloshvili and PubCo entered into a supplemental agreement to the Business Combination Agreement to remove Alpha Star’s representations and undertakings in relation to being listed on Nasdaq and remove the long stop date of December 15, 2024 in connection with the Business Combination Agreement.

The parties have continued and expect to continue regular discussions regarding the execution and timing of the Business Combination and to take all requisite corporate actions to advance towards the closing of the Business Combination.

For additional information regarding the background of the Business Combination, see the section entitled “Proposal 1 – The Business Combination Proposal – Background of the Business Combination.”

The Business Combination

Business Combination Agreement

On September 12, 2024, Alpha Star entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with XDATA and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for (i) Alpha Star will incorporate PubCo in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the merger of Alpha Star with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (iii) the share exchange between PubCo and the shareholder of XDATA (the “Share Exchange”, together with Reincorporation Merger, the “Transactions” or the “Business Combination”), resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company. Following the Business Combination, PubCo will be a publicly traded company. A copy of the Business Combination Agreement is attached as Annex A to this proxy statement/prospectus. You are urged to read the Business Combination Agreement carefully and completely. The discussion of the Business Combination Agreement in this proxy statement/prospectus is only a summary of its terms. The Business Combination Agreement sets forth in full the detailed terms and conditions relating to the Business Combination. On September 23, 2024, PubCo became a party to the Business Combination Agreement by entering into a joinder agreement with Alpha Star, XDATA, and Roman Eloshvili. The Business Combination Agreement was subsequently amended by certain supplemental agreement, by and among Alpha Star, XDATA, Roman Eloshvili and PubCo, dated as of December 15, 2024 (the “Supplemental Agreement”). A copy of the Supplemental Amendment is attached to this proxy statement/prospectus as Annex A-1.

Transaction Consideration

The total consideration provided to or for the benefit of XDATA shareholders, as applicable, in the Business Combination (the “Transaction Consideration”) is based on a pre-Transaction valuation of XDATA of $180 million. The Transaction Consideration would be paid by PubCo by issuance of PubCo Ordinary Shares (the “Transaction Shares”) to XDATA shareholders at the Company Exchange Ratio as provided in the Business Combination Agreement.

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things: (i) receipt of the required approval by the Alpha Star shareholders; (ii) receipt of the required approval by the XDATA shareholder; (iii) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Transactions; (iv) the approval for listing of PubCo Ordinary Shares and/or PubCo Warrants in connection with the Transactions upon the Closing (as defined in the Business Combination Agreement) on Nasdaq, subject only to official notice of issuance thereof; (v) effectiveness of the Registration Statement in accordance with the Securities Act, and the absence of any stop order issued by the SEC which remains in effect with respect to the Registration Statement; and (vi) necessary consents, approvals and authorizations, including but not limited to, regulatory approval by Nasdaq and the SEC, necessary third-party approvals and the expiration of any waiting period under the Hart-Scott-Rodino Act, if applicable.

The obligations of XDATA to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Alpha Star (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by Alpha Star with its pre-closing covenants; and (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Business Combination Agreement that, individually or in the aggregate, has had, or would reasonably be expected to prevent or materially delay or materially impair the ability of Alpha Star to consummate the Transactions (as defined in the Business Combination Agreement) or otherwise have a material adverse effect on the Transactions.

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The obligation of Alpha Star to consummate the Business Combination is also conditioned upon, among other things: (i) the accuracy of the representations and warranties of XDATA (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by XDATA with its pre-closing covenants; (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to XDATA that is continuing and uncured, (iv) (x) compliance in all respects material to XDATA and its subsidiaries taken as of whole, by XDATA and its subsidiaries with the law of the jurisdiction(s) in which it will operate its Principal Business (as defined in the Business Combination Agreement) and (y) satisfaction of all the legal requirements of the jurisdiction(s) in which it will operate its Principal Business, and (v) delivery to Alpha Star of a written memorandum of legal counsel licensed in such jurisdiction(s) to the effect that (x) among all permits as applicable to the Principal Business (A) the conduct of the Principal Business in such jurisdiction may be commenced prior to the issuance by the relevant government authorities of the permits or (B) no material obstacle exists for XDATA and/or its subsidiaries to obtain the permits in the future, and (y) among all requirements of law of such jurisdiction applicable to the Principal Business, (A) the conduct of the Principal Business may be commenced prior to compliance with the requirements with the legal requirements of such jurisdiction or (B) no material obstacle exists for XDATA and/or its subsidiaries to become in compliance with the legal requirements in the future; (vi) XDATA has obtained all the consents, approvals, authorizations, and other requirements and has removed all Lien (as defined in the Business Combination Agreement) as set forth in the XDATA Disclosure Letter (as defined in the Business Combination Agreement) to the satisfaction of Alpha Star; and (vii) Roman Eloshvili shall have terminated certain charge over shares agreement and the call option agreement dated April 7, 2022.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Transactions, including: (i) by mutual written consent of Alpha Star and XDATA; (ii) by either Alpha Star or XDATA if any law or governmental order (other than a temporary restraining order) is in effect that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transactions; (iii) by either Alpha Star or XDATA upon a breach of any representations, warranties, covenants or other agreements set forth in the Business Combination Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured within the earlier of 45 days’ following the receipt of notice from the non-breaching party; (iv) by either Alpha Star or XDATA if the Alpha Star shareholder approval is not obtained at its shareholder meeting; or (v) by Alpha Star if the XDATA shareholder approval is not obtained or is revoked or sought to revoke by such shareholders.

Agreements Entered into in Connection with the Business Combination

Sponsor Voting and Support Agreement

On September 23, 2024, PubCo, Alpha Star and the Sponsor entered into a Voting and Support Agreement (the “Sponsor Voting and Support Agreement”), pursuant to which the Sponsor will agree to, among other things, (i) attend any Alpha Star shareholder meeting to establish a quorum for the purpose of approving the Alpha Star transaction proposals; (ii) vote all Alpha Star Ordinary Shares in favor of the Alpha Star transaction proposals, including the approval of the Business Combination Agreement and the transactions contemplated thereby; and (iii) vote all Alpha Star Ordinary Shares against (A) other than in connection with the Transactions (as defined in the Business Combination Agreement), any business combination agreement, Business Combination Agreement or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Alpha Star or any public offering of any shares of Alpha Star or, in case of a public offering only, a newly-formed holding company of Alpha Star, (B) any SPAC Alternative Transaction Proposal (as defined in the Business Combination Agreement), and (C) any amendment of the organizational documents of Alpha Star or other proposal or transaction involving Alpha Star, which, in each of cases (A) and (C), would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Alpha Star of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreement (as defined in the Business Combination Agreement), the Transactions or any other Transaction or change in any manner the voting rights of any class of Alpha Star’s share capital.

See the discussion in this proxy statement/prospectus under the caption, “Agreements Entered into in Connection with the Business Combination — Sponsor Voting and Support Agreement.”

Sponsor Lock-Up Agreement

At Closing, PubCo and the Sponsor shall enter into a Sponsor Lock-Up Agreement (the “Sponsor Lock-Up Agreement”), pursuant to which the Sponsor, among other things, agreed not to transfer any PubCo Ordinary Shares held by it immediately after the Closing during the applicable lock-up period, subject to customary exceptions. The lock-up period applicable to the Sponsor Locked-Up Shares will be (i) with respect to 100% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Private Placement Shares (as defined in the Sponsor Lock-Up Agreement), thirty (30) days from and after the Closing Date, (ii) with respect to 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares (as defined in the Sponsor Lock-Up Agreement), until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (iii) with respect to the remaining 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares until six (6) months from and after the Closing Date, or earlier in either case of (ii) and (iii) above, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Capitalized terms in this summary of the Sponsor Lock-Up Agreement not otherwise defined herein shall have the meanings ascribed to them in the Sponsor Lock-Up Agreement.

See the discussion in this proxy statement/prospectus under the caption, “Agreements Entered into in Connection with the Business Combination — Sponsor Lock-Up Agreement.”

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XDATA Shareholder Lock-Up and Support Agreement

On September 23, 2024, PubCo, Alpha Star and the sole shareholder of XDATA entered into a Lock-Up and Support Agreement (the “XDATA Shareholder Lock-Up and Support Agreement”), pursuant to which certain XDATA shareholders agreed to, among other things, (i) attend any XDATA shareholder meeting to establish a quorum; and (ii) vote Subject Shares (as defined in the XDATA Shareholder Lock-Up and Support Agreement) held or acquired by such XDATA shareholder against (A) other than in connection with the Transactions, business combination agreement or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by XDATA, any of its material subsidiaries, or, in case of a public offering only, a newly-formed holding company of XDATA or such material subsidiaries, (B) any Alternative Transaction Proposal (as defined in the Business Combination Agreement), (C) other than any amendment to the organizational documents of XDATA in furtherance of Section 2.01 of the Business Combination Agreement, any amendment of the organizational documents of XDATA or other proposal or transaction involving XDATA or any of its subsidiaries and (D) any proposal or effort to revoke (in whole or in part) any approval given by a shareholder of XDATA, which, in each of cases (A) and (C), would be reasonably likely to, in any material respect, impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by XDATA of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreement, the Transactions or any other Transaction or change in any manner the voting rights of any class of XDATA’s share capital.

Pursuant to the XDATA Shareholder Lock-Up and Support Agreement, certain XDATA shareholders also shall agree not to transfer any PubCo Ordinary Shares held by such XDATA shareholder immediately after the Closing. The lock-up period applicable to the XDATA Shareholder Locked-Up Shares will be (i) with respect to 50% of the XDATA Shareholder Locked-Up Shares, until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (ii) with respect to the remaining 50% of the XDATA Shareholder Locked-Up Shares, until six (6) months from and after the Closing Date, or earlier in either case, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of XDATA’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Capitalized terms in this summary of the XDATA Shareholder Lock-Up and Support Agreement not otherwise defined herein shall have the meanings ascribed to them in the XDATA Shareholder Lock-Up and Support Agreement.

See the discussion in this proxy statement/prospectus under the caption, “Agreements Entered into in Connection with the Business Combination — PubCo Shareholder Lock-Up and Support Agreement.”

Amended and Restated Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, PubCo, the Sponsor and certain shareholders of PubCo, as applicable, will enter into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), to be effective as of the Closing, pursuant to which PubCo agrees to undertake certain resale shelf registration obligations in accordance with the Securities Act and the Sponsor and certain shareholders of PubCo will be granted customary demand and piggyback registration rights.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the A&R Registration Rights Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.4 and the terms of which are incorporated by reference herein.

Corporate Structure Before and After Business Combination

The following chart illustrates the corporate structure of Alpha Star and XDATA pre-Business Combination:

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The following chart illustrates the corporate structure of PubCo and its subsidiaries post-Business Combination:

Roman Eloshvili
Shareholders of Alpha Star
78.54%
21.46%
Alpha Star Acquisition Corporation
(Cayman Islands)
Reincorporation Merger
Merges into
Xdata Group
(Cayman Islands)
100%
OU XDATA GROUP
(Estonia)

The Proposals

At the Extraordinary General Meeting, Alpha Star shareholders will be asked to vote on the following proposals. Please see the sections titled each of the below proposals in this proxy statement/prospectus for more information.

●	The Business Combination Proposal

●	The Reincorporation Merger Proposal

●	The Nasdaq Listing Proposal

●	The Governance Proposal

●	The Incentive Plan Proposal

●	The Director Appointment Proposal

●	The Adjournment Proposal

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Extraordinary General Meeting of Alpha Star Shareholders and the Proposals

The Extraordinary General Meeting will be convened in person in the offices of Han Kun LLP, at 2/F, Rockefeller Center, 620 Fifth Avenue, New York, NY 10020, and virtually by visiting https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1 on May 2, 2025, 9:00 a.m. Eastern Time, or such other date, time, and place to which such meeting may be adjourned, to consider and vote upon the proposals. All Alpha Star shareholders at the close of business on the Record Date are cordially invited to attend and vote.

Voting Power; Record Date

Alpha Star shareholders will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if they owned Alpha Star Ordinary Shares at the close of business on April 2, 2025, which is the Record Date for the Extraordinary General Meeting. Alpha Star shareholders will have one vote for each Alpha Star Ordinary Share owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 2,891,536 Alpha Star Ordinary Shares outstanding, of which 16,536 were Public Shares with the rest being held by the Sponsor.

Redemption Rights

Alpha Star Public Shareholders may redeem their Public Shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Business Combination Proposal and the Reincorporation Merger Proposal. Any Alpha Star Public Shareholder may demand that Alpha Star redeem such Public Shares for a pro rata portion of the funds deposited in the Trust Account including interest earned but net of taxes payable, calculated as of two (2) business days prior to the consummation of the Business Combination in accordance with the Alpha Star Articles. If an Alpha Star Public Shareholder properly seeks redemption as described in this section and the Business Combination is consummated, Alpha Star will redeem their Public Shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Business Combination.

As a holder of Alpha Star Public Shares, you will be entitled to exercise your redemption rights and receive cash for any Alpha Star Public Shares to be redeemed only if you:

●	submit a written request to Vstock Transfer LLC, Alpha Star’s transfer agent, in which you (i) request that Alpha Star redeem all or a portion of your Public Shares for cash, and (ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

●	either tender your share certificates (if any) to Vstock Transfer LLC, Alpha Star’s transfer agent, or deliver your Public Shares to the transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal at Custodian (DWAC) System.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to or on April 30, 2025, two (2) business days prior to the Extraordinary General Meeting, in order for their Public Shares to be redeemed. If you hold the shares in “street name,” you will have to coordinate with your broker, bank or nominee to have the Public Shares you beneficially own certificated and delivered electronically. Holders of Units must elect to separate the Units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

Any request for redemption, once made by an Alpha Star Public Shareholder, may be withdrawn at any time prior to the time the vote is taken with respect to the Business Combination Proposal and the Reincorporation Merger Proposal at the Extraordinary General Meeting. If you tender your share certificates (if any) to Alpha Star’s transfer agent and later decide prior to the Extraordinary General Meeting not to elect redemption, you may request that Alpha Star’s transfer agent return your share certificates (physically or electronically). You may make such request by contacting Alpha Star’s transfer agent.

If an Alpha Star Public Shareholder exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Alpha Star Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if, prior to the deadline for submitting redemption requests, you properly demand redemption by following the procedure described above, and the Business Combination is consummated.

If Alpha Star Public Shareholders fail to take any action with respect to the Extraordinary General Meeting and fail to redeem their Public Shares following the procedure described in this proxy statement/prospectus and the Business Combination is approved by the Alpha Star shareholders and consummated, such Alpha Star Public Shareholders will become shareholders of PubCo.

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Appraisal Rights under the Cayman Companies Act

Holders of record of Alpha Star Ordinary Shares may have appraisal rights in connection with the Business Combination under the Cayman Companies Act. Holders of record of Alpha Star Ordinary Shares wishing to exercise such statutory dissenter rights and make a demand for payment of the fair value for his, her or its Alpha Star Ordinary Shares must give written objection to the Reincorporation Merger to Alpha Star prior to the shareholder vote to approve the Reincorporation Merger and follow the procedures set out in Section 238 of the Cayman Companies Act, noting that any such dissenter rights may subsequently be lost and extinguished pursuant to Section 239 of the Cayman Companies Act which states that no such dissenter rights shall be available in respect of shares of any class for which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent provided that the merger consideration for the Alpha Star Ordinary Shares constitutes inter alia shares of any company which at the effective date of the merger are listed on a national securities exchange. Alpha Star believes that such fair value would equal the amount that Alpha Star shareholders would obtain if they exercised their redemption rights as described herein. An Alpha Star shareholder which elects to exercise appraisal rights must do so in respect of all of the Alpha Star Ordinary Shares that person holds and will lose their right to exercise their redemption rights as described herein.

Dilution

Dilution per share to Alpha Star Public Shareholders is determined by its net tangible book value per share, as adjusted, while excluding the Business Combination, while giving effect to material probable or consummated transactions and other material effects on Alpha Star’s net tangible book value per share, from the offering price per share in the Alpha Star IPO paid by Alpha Star Public Shareholders as set forth as follows under the No Redemptions Scenario, the 50% Redemptions Scenario and the Maximum Redemptions Scenario.

	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions

IPO offering price per share	$10	$10	$10
Alpha Star net tangible book value as of June 30, 2024(1)	$(9,835,977)	$(9,835,977)	$(9,835,977)
Adjusted for(2): Changes to Trust account balance	320,035	156,268	-
Estimated transaction expenses	(603,978)	(603,978)	(603,978)
Alpha Star net tangible book value as of June 30, 2024, as adjusted	$(10,119,920)	$(10,283,688)	$(10,439,955)
Alpha Star non-redeemable Ordinary Shares as of June 30, 2024(3)	3,205,000	3,205,000	3,205,000
Alpha Star Ordinary Shares subject to Possible redemption(4)	22,664	11,332	-
Alpha Star Ordinary Shares issuable upon conversion from Alpha Star Public Rights	1,642,857	1,642,857	1,642,857
Alpha Star Ordinary Shares issuable upon conversion from Alpha Star Private Placement Rights	47,142	47,142	47,142
Total Alpha Star Ordinary Shares outstanding as of June 30, 2024, as adjusted	4,917,663	4,906,331	4,894,999
Alpha Star net tangible book value per share as of June 30, 2024	$(3.07)	$(3.07)	$(3.07)
Alpha Star net tangible book value per share as of June 30, 2024, as adjusted	$(2.06)	$(2.10)	$(2.13)
Difference between IPO offering price per share and adjusted net tangible book value per share	$(12.06)	$(12.10)	$(12.13)

Notes:

(1)	Alpha Star’s net tangible book value was calculated by total assets minus total liabilities minus ordinary shares subject to possible redemptions.
(2)	Alpha Star’s Trust Account balance was adjusted for (i) subsequent actual and possible redemptions as a result of different levels of assumption; (ii) interest earned in the Trust Account and extension fees that have not been recorded on Alpha Star’s financial statements as of June 30, 2024, which will have impacts on the calculation of net tangible book value upon closing. Actual redemptions consisted of 4,840,581 and 880,335 public shares rendered for redemption in July and December 2024, respectively, which have a total redemption amount of $67,018,462.
(3)	Consisted of Alpha Star’s founder shares of 2,875,000 and Private Shares of 330,000 issued to the Sponsor.
(4)	Consisted of 5,743,580 Alpha Star’s Ordinary Shares subject to redemption as of June 30, 2024, adjusted for subsequent actual and possible redemptions as a result of different levels of assumption. Actual redemptions consisted of 4,840,581 and 880,335 public shares rendered for redemption in July and December 2024, respectively.

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For each of the three redemption scenarios, potential dilution results in the amount of non-redeeming shareholders’ interest per share being at least the IPO price per share:

	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions

Total Alpha Star Ordinary Shares outstanding as of June 30, 2024, as adjusted	4,917,663	4,906,331	4,894,999
Post-Combination Company ordinary shares issued in the Business Combination to XDATA Shareholders	18,000,000	18,000,000	18,000,000
Number of shares after giving effect to the Business Combination	22,917,663	22,906,331	22,894,999
The company valuation at or above which the non-redeeming shareholders’ interest per share being at least the IPO price per share	$229,176,630	$229,063,310	$228,949,990

Shareholders will experience additional dilution to the extent PubCo issues additional PubCo Ordinary Shares in connection with or after the closing of the Business Combination. The table above excludes potential sources of dilution that are not probable or not automatically convertible upon the consummation of the Business Combination: (i) 5,750,000 and 165,000 PubCo Ordinary Shares that will be issuable upon the exercise of the 11,500,000 Alpha Star Public Warrants and 330,000 Alpha Star Private Warrants, respectively, and (ii) up to 2,291,766 PubCo Ordinary Shares that might be issued under the equity incentive plan of PubCo.

Recommendation to the Alpha Star Shareholders

Alpha Star’s board of directors has determined that each of the proposals outlined herein is fair to and in the best interests of Alpha Star and its shareholders and recommended that Alpha Star shareholders vote “FOR” the Business Combination proposal, “FOR” the Reincorporation Merger Proposal, “FOR” the Nasdaq Listing Proposal, “FOR” the Governance Proposal, “FOR” the Incentive Plan Proposal, “FOR” the Director Appointment Proposal and “FOR” the Adjournment Proposal, if presented.

Alpha Star’s Board of Directors’ Recommendation and Reasons for the Approval of the Business Combination

At a meeting of Alpha Star’s board of directors held on September 12, 2024, Alpha Star’s board of directors unanimously determined that the form, terms and provisions of the Business Combination Agreement, including all exhibits and schedules attached thereto, were in the best interests of Alpha Star, adopted and approved the Business Combination Agreement and the Transactions, determined to recommend to Alpha Star shareholders that they approve and adopt the Business Combination Agreement and approve the Business Combination and the other matters proposed in this proxy statement/prospectus and determined that the foregoing be submitted for consideration by Alpha Star shareholders at an Extraordinary General Meeting. When you consider the recommendation of Alpha Star’s board of directors, you should be aware that Alpha Star’s directors may have interests in the Business Combination that may be different from, or in addition to, the interests of Alpha Star shareholders generally. These interests are discussed in this proxy statement/prospectus under the caption “— Interests of Alpha Star’s Directors and Officers in the Business Combination.”

Alpha Star’s board of directors unanimously recommends that shareholders vote “FOR” the Business Combination Proposal, “FOR” the Reincorporation Merger Proposal, “FOR” the Nasdaq Listing Proposal, “FOR” the Governance Proposal, “FOR” the Incentive Plan Proposal, “FOR” the Director Appointment Proposal and “FOR” the Adjournment Proposal if the Adjournment Proposal is presented to the meeting.

In evaluating the Business Combination, Alpha Star’s board of directors consulted with Alpha Star’s management, financial, legal and advisors and discussed with Alpha Star’s management various industry, commercial, operational and financial information of XDATA. In addition, Alpha Star’s management, with the assistance of Alpha Star’s legal, commercial and financial advisors, conducted an extensive financial, operational, industry and legal due diligence review of XDATA, including the following:

●	participated in multiple meetings with XDATA’s management team and representatives regarding operations, intellectual property, regulatory compliance and financial prospects, among other customary due diligence matters, as well as XDATA’s business plan;

●	participated in meetings with XDATA’s legal and accounting advisors and reviewed XDATA’s financial statements;

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●	reviewed XDATA’s business model and the historical financial statements of XDATA, among other financial information;

●	reviewed financial projections provided by XDATA’s management, which were prepared by XDATA’s directors and management, and the assumptions underlying those projections;

●	obtained the fairness opinion delivered by CHFT Advisory and Appraisal Limited to the effect that the consideration being paid in connection with the Business Combination, as of the date thereof and based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion, is fair from a financial point of view to Alpha Star;

●	reviewed XDATA’s readiness to operate as a publicly traded company;

●	reviewed the material business contracts of XDATA and its subsidiaries and certain other financial, legal, accounting, intellectual property and commercial diligence; and

●	reviewed other financial aspects of XDATA and the Business Combination.

Alpha Star’s management, including its directors and officers, have many years of experience in investment management, strategic advisory services, financial analysis and operational management. In the opinion of Alpha Star’s board of directors, Alpha Star’s management, including its directors and officers, are suitably qualified to conduct the due diligence review and other investigations required in connection with the search for a business combination partner and to evaluate the operating and financial merits of companies like XDATA. Alpha Star’s board of directors believes, based on the operational, investment and financial experience, and the background of its directors, that Alpha Star’s board of directors is qualified to conclude that the Business Combination is fair, from a financial point of view, to Alpha Star’s shareholders and to make other necessary assessments and determinations regarding the Business Combination. A detailed description of the experience of Alpha Star’s directors is included in this proxy statement/prospectus under the Caption “Management of Alpha Star.”

In addition, Alpha Star’s board of directors obtained a third-party fairness opinion from CHFT Advisory and Appraisal Limited, dated September 12, 2024, to the effect that the consideration being paid in connection with the Business Combination, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion, is fair from a financial point of view to Alpha Star. See the section of this proxy statement/prospectus titled “Proposal 1 — The Business Combination Proposal — Fairness Opinion” for additional information.

In reaching its unanimous resolution as described above, Alpha Star’s board of directors considered a variety of factors, including, but not limited to, the following:

●	Fulfilment of the Acquisition Criteria. The Alpha Star’s board of directors determined that XDATA satisfies a number of the criteria and guidelines that Alpha Star established at its IPO, including its attractive growth prospects and its experienced management team.

●	Public Company Readiness. The Alpha Star’s board of directors believes that XDATA is well positioned to be a public company in terms of scale and size, and is a company that public equity market investors will understand and value.

●	Experienced Management Team. Following completion of the Business Combination, XDATA will continue to be led by the same proven and experienced senior management team as prior to the Business Combination. The executive team has extensive experience in the industry. See discussion in this proxy statement/prospectus under the caption, “Management Following the Business Combination” for more details.

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●	Potential for Increase in Shareholder Value. The Alpha Star’s board of directors determined that if XDATA is able to meet its operational goals and achieve its near-to-medium term goals, then Alpha Star’s shareholders will have acquired their shares in XDATA at an attractive valuation, which would increase shareholder value.

●	Financial Analysis. The financial analysis conducted by Alpha Star’s management team and reviewed by Alpha Star’s board of directors supported the equity valuation of XDATA.

●	Other Alternatives. The Alpha Star’s board of directors’ believes, after a thorough review of other business combination opportunities reasonably available to Alpha Star, that the Business Combination represents an attractive potential business combination for Alpha Star, and that based on its review of other reasonably available business combination opportunities no better alternative is reasonably available.

●	Negotiated Transaction. The terms and conditions of the Business Combination Agreement and the Business Combination were the product of arm’s-length negotiations between the parties.

Alpha Star’s board of directors also identified and considered the following factors and risks weighing negatively against pursuing the Business Combination, although not weighted or in any order of significance:

●	Inability to Obtain Sufficient Working Capital. The risk that XDATA will be unable to obtain sufficient working capital, at a cost acceptable to management of XDATA, or at all, and consequently will be unable to pay all closing costs of the Business Combination and/or commence operations and/or achieve the goals of XDATA’s business plan.

●	Benefits Not Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

●	Liquidation of Alpha Star. The risks and costs to Alpha Star if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in Alpha Star being unable to effect a business combination by Alpha Star’s liquidation date and thus necessitate its liquidation.

●	Exclusivity. The fact that the Business Combination Agreement includes an exclusivity provision that prohibits Alpha Star from soliciting other business combination proposals, which restricts Alpha Star’s ability, so long as the Business Combination Agreement is in effect, to consider other potential business combinations.

●	Shareholder vote. The risk that Alpha Star Shareholders may fail to provide the votes necessary to effect the Business Combination.

●	Future financial performance. The risk that the future financial performance of XDATA may not meet Alpha Star’s board of directors’ expectations due to factors within XDATA’s control, including management execution, or out of its control, including economic cycles or other macroeconomic factors.

●	Closing conditions. The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within Alpha Star’s control, including approval by Alpha Star’s Shareholders and approval by Nasdaq of PubCo’s listing application in connection with the Business Combination.

●	Litigation. The possibility of litigation challenging the Business Combination or an adverse judgment granting permanent injunctive relief that could indefinitely enjoin consummation of the Business Combination.

●	Fees and expenses. The fees and expenses associated with completing the Business Combination.

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●	Limited Corporate History. XDATA has a limited corporate history and may not be able to achieve or sustain profitability or accurately predict its future results of operation, which may significantly adversely affect the value of your investment.

●	Strong Competition in the industry. XDATA operates in a rapidly developing industry and if it is not able to compete successfully, its business and financial performance and results of operations may be adversely affected and the value of its securities may decline or become worthless. XDATA may not be able to compete effectively against our current and future competitors, which could have a material adverse effect on its business, financial condition and results of operations.

●	Limited Availability of Capital. XDATA may not be able to obtain additional capital on commercially reasonable terms, or at all, which could adversely affect its liquidity and financial position and ability to commence or expand its operations or fulfil its operational goals and business plan.

●	Other risks. Various other risks associated with the Business Combination, the business of Alpha Star and the business of XDATA and its subsidiaries described under the caption “Risk Factors.”

While Alpha Star’s board of directors considered potentially positive and negative factors, Alpha Star’s board of directors concluded that, overall, the potentially positive factors outweighed the potentially negative factors. The foregoing discussion is not intended to be an exhaustive list of the information and factors considered by Alpha Star’s board of directors in its consideration of the Business Combination but includes the material positive factors and material negative factors considered by Alpha Star’s board of directors in that regard. In view of the number and variety of factors and the amount of information considered, Alpha Star’s board of directors did not find it practicable to, nor did it attempt to, make specific assessments of, quantify, or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, individual members of Alpha Star’s board of directors may have given different weights to different factors. Based on the totality of the information presented, Alpha Star’s board of directors collectively reached the unanimous decision to reach the determinations described above in light of the foregoing factors and other factors that the members of Alpha Star’s board of directors felt were appropriate. Portions of this explanation of Alpha Star’s board of directors’ reasons for the Business Combination and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the discussion under the caption “Cautionary Note Regarding Forward-Looking Statements” and “Market, Industry and Other Data.” Alpha Star’s board of directors does not believe that the waiver of corporate opportunities doctrine in the Alpha Star Articles impacted Alpha Star’s search for an acquisition target.

Interests of Alpha Star’s Directors and Officers in the Business Combination

●	If the Business Combination with XDATA or another business combination is not consummated by June 15, 2025, Alpha Star will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Alpha Star’s board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the Alpha Star IPO, are expected to be worthless because the holders are not entitled to participate in any redemption or distribution of proceeds in the Trust Account with respect to such shares. On the other hand, if the Business Combination is consummated, each outstanding Alpha Star Ordinary Share will be converted into one PubCo Ordinary Share, subject to adjustment described herein.

●	If Alpha Star is unable to complete a business combination within the required time period, the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Alpha Star for services rendered to or, contracted for or, for products sold to, Alpha Star. If Alpha Star consummates a business combination, on the other hand, Alpha Star will be liable for all such claims.

●	The Sponsor acquired the Founder Shares, which will be converted into PubCo Ordinary Shares in connection with the Business Combination, for an aggregate purchase price of $25,000 prior to the Alpha Star IPO. Based on the closing price of $15.47 of the Alpha Star Ordinary Shares on the OTC Pink Open Market on April 2, 2025, the value of the Founder Shares outstanding upon the Closing would be $44,476,250.

●	The Sponsor acquired the Private Units for an aggregate purchase price of $3,300,000 in the Alpha Star IPO. Based on the closing price of $12.99 of the Alpha Star Units on the OTC Pink Open Market on April 2, 2025, the value of the Private Units outstanding upon the Closing would be $4,286,700.

●	As a result of the prices at which the Sponsor acquired the Founder Shares and the Private Units, and their current value, the Sponsor could make a substantial profit after the completion of the Business Combination even if Alpha Star Public Shareholders lose money on their investments as a result of a decrease in the post-combination value of their Public Shares.

●	The Sponsor and Alpha Star’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Alpha Star’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Alpha Star fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Alpha Star may not be able to reimburse these expenses if the Business Combination or another business combination is not completed by June 15, 2025. As of the Record Date, the Sponsor and Alpha Star’s officers and directors and their affiliates had not incurred unpaid reimbursable expenses.

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●	If Alpha Star is unable to complete a business combination within the required time period, the aggregate dollar amount of non-reimbursable funds would be approximately $50,300,603 reflecting the market value of Founder Shares, the market value of Private Units, and the amount outstanding under promissory notes and loan agreement.

●	Alpha Star has provisions in the Alpha Star Articles waiving the corporate opportunities doctrine on an ongoing basis, which means that Alpha Star’s officers and directors have not been obligated and continue to not be obligated to bring all corporate opportunities to Alpha Star.

●	The Business Combination Agreement provides for the continued indemnification of Alpha Star’s current directors and officers and the continuation of directors and officers liability insurance covering Alpha Star’s current directors and officers.

●	Alpha Star’s Sponsor, affiliates of the Sponsor, officers and directors may make loans from time to time to Alpha Star to fund certain capital requirements. Loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, any outstanding loans will not be repaid and will be forgiven except to the extent there are funds available to Alpha Star outside of the Trust Account.

●	Alpha Star entered into an agreement, commencing December 13, 2021, through the earlier of the consummation of a business combination or its liquidation, to pay the Sponsor a monthly fee of $10,000 for certain general and administrative services, including office space, utilities and administrative services.

●	Patrick Swint, currently an independent director of Alpha Star, will be an independent director of PubCo following the closing of the Business Combination and, therefore, in the future, such director will receive cash fees, share options or share-based awards that the board of directors of PubCo determines to pay such director.

●	Certain of Alpha Star’s director is expected to become a director of the combined company and will enter into indemnification agreements with the combined company.

Compensation Received by the Sponsor

Set forth below is a summary of the terms and amount of the consideration received or to be received by the Sponsor in connection with the Business Combination or any related financing transaction, the amount of securities issued or to be issued by SPAC to the Sponsor and the price paid or to be paid for such securities or any related financing transaction. See the section titled “Proposal 1—Business Combination Proposal—Compensation Received by the Sponsor” for more information.

	Interest in Securities	Other Compensation
Sponsor	The Sponsor currently holds 2,875,000 Alpha Star Ordinary Shares issued to the Sponsor in the IPO, for which it paid $25,000, and 330,000 Private Units issued to the Sponsor in the private placement consummated simultaneously with the closing of the IPO, for which it paid $3,300,000.	On September 13, 2022, December 13, 2022, March 13, 2023, and September 20, 2023, Alpha Star issued four promissory notes in the principal amount of up to $1,000,000, $1,300,000, $2,500,000 and $2,500,000, respectively, to the Sponsor, pursuant to which the Sponsor shall loan to Alpha Star up to the related amount to pay the extension fee and transaction cost (collectively, the “Notes”). The Notes are repayable in full upon the date of the consummation of Alpha Star’s initial business combination pursuant to the Notes and related amendments. As of December 31, 2024, the balance of the Notes was $140,000.
Commencing on December 13, 2021, the date the Alpha Star Units commenced trading on the Nasdaq, Alpha Star entered into the Administrative Services Agreement, pursuant to which Alpha Star has agreed to pay to the Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative services. At the Closing, the Sponsor will be paid for its services under the Administrative Services Agreement. As of December 31, 2024, $321,129 has been accrued under the Administrative Services Agreement.

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The retention of shares by Sponsor and the reimbursements payable to Sponsor at Closing will not result in a material dilution of the equity interests of non-redeeming Alpha Star Public Shareholders. See “Notes to Unaudited Pro Forma Condensed Combined Financial Information.”

Material U.S. Federal Income Tax Considerations

For a description of the material U.S. federal income tax consequences of the Business Combination, the exercise of redemption rights in respect of Alpha Star Ordinary Shares and the ownership and disposition of PubCo Ordinary Shares, please see the discussion in this proxy statement/prospectus under the caption “Material Tax Considerations — U.S. Federal Income Tax Considerations.”

Anticipated Accounting Treatment of the Business Combination

The Business Combination is accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Alpha Star is treated as the “acquired” company, while XDATA is treated as the accounting acquirer for financial reporting purposes. This determination was primarily based on the holders of XDATA expecting to have a majority of the voting power of the post-combination company, XDATA’s senior management comprising all of the senior management of the post-combination company, the relative size of XDATA compared to Alpha Star, and XDATA’s operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of XDATA issuing shares for the net assets of Alpha Star, accompanied by a recapitalization. The net assets of Alpha Star will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of XDATA.

Comparison of Rights of PubCo Shareholders and Alpha Star Shareholders

If the Business Combination is successfully completed, holders of Alpha Star Ordinary Shares will become holders of PubCo Ordinary Shares and their rights as shareholders will be governed by PubCo’s organizational documents. Please see the discussion in this proxy statement/prospectus under the caption “Comparison of Shareholders’ Rights” for more information.

Emerging Growth Company

As a company with less than US$1.235 billion in revenues for the last fiscal year, PubCo qualifies as an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, PubCo will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find PubCo’s securities less attractive as a result, there may be a less active trading market for PubCo’s securities and the prices of PubCo’s securities may be more volatile.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. PubCo does not intend to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, PubCo, as an emerging growth company, can adopt the new or revised standard at the time private companies are required to adopt the new or revised standard. This may make comparison of PubCo’s financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.

PubCo will remain an emerging growth company until the earlier of: (i) the last day of the fiscal year (a) following the fifth anniversary of the consummation of the Business Combination, (b) in which PubCo has total annual gross revenue of at least $1.235 billion, or (c) in which PubCo is deemed to be a large accelerated filer, which means the market value of PubCo Ordinary Shares that is held by non-affiliates exceeds $700 million as of the last business day of its most recently completed second fiscal quarter; and (ii) the date on which PubCo has issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.

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Foreign Private Issuer

Following the Business Combination, it is anticipated that PubCo will be a foreign private issuer within the meaning of the rules under the Exchange Act and, as such, PubCo will be permitted to follow the corporate governance practices of its home country, the Cayman Islands, in lieu of the corporate governance standards of Nasdaq applicable to U.S. domestic companies. For example, PubCo will not be required to have a majority of the board consisting of independent directors nor have a compensation committee or a nominating and corporate governance committee consisting entirely of independent directors. Furthermore, as a foreign private issuer, PubCo is also subject to reduced disclosure requirements and exempt from certain provisions of the U.S. securities rules and regulations applicable to U.S. domestic issuers such as the rules regulating solicitation of proxies and certain insider reporting and short-swing profit rules. As a result, PubCo’s shareholders may not have the same protection afforded to shareholders of U.S. domestic companies that are subject to Nasdaq corporate governance requirements.

Regulatory Matters

The Reincorporation Merger, the Share Exchange and the other transactions contemplated by the Business Combination Agreement are not subject to any additional U.S. federal or state regulatory requirements or approvals, or any regulatory requirements or approvals under the laws of the Cayman Islands, except for the registration by the Registrar of Companies in the Cayman Islands of Reincorporation Merger and the Plan of Merger.

Risk Factors Summary

In evaluating the proposals to be presented at the Extraordinary General Meeting, a shareholder should carefully read this proxy statement/prospectus and especially consider the factors discussed under the caption “Risk Factors,” a summary of which is set forth below. The occurrence of one or more of the events or circumstances described below, alone or in combination with other events or circumstances, may adversely affect Alpha Star’s ability to effect the Business Combination, and may have an adverse effect on the business, cash flows, financial condition and results of operations of PubCo prior and subsequent to the Business Combination. Such risks include, but are not limited to:

Risks Related to the Business Combination

●	Alpha Star may not have sufficient funds to consummate the Business Combination.

●	The Business Combination remains subject to conditions that Alpha Star cannot control and if such conditions are not satisfied or waived, the Business Combination may not be consummated.

●	The exercise of Alpha Star’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in Alpha Star’s shareholders’ best interest.

●	Future resales of PubCo’s ordinary shares issued in connection with the Business Combination may cause their market price to drop significantly, even if PubCo’s business is doing well.

●	Alpha Star and XDATA will incur significant transaction and transition costs in connection with the Business Combination.

●	Certain of PubCo’s shareholders, including the Sponsor, may engage in business activities which compete with PubCo or otherwise conflict with its interests.

●	Alpha Star’s current directors’ and executive officers’ affiliates own shares of Alpha Star Ordinary Shares and private placement warrants that will be worthless if the Business Combination is not approved. Such interests may have influenced their decision to approve the Business Combination.

●	The Sponsor, an affiliate of current officers and directors of Alpha Star, is liable to ensure that proceeds of the Trust Account are not reduced by vendor claims in the event the Business Combination is not consummated. Such liability may have influenced Alpha Star’s board of directors’ decision to pursue the Business Combination and Alpha Star’s board of directors’ decision to approve it.

●	Alpha Star may not be able to realize the anticipated benefits from the Business Combination.

●	Nasdaq may not agree to list PubCo’s securities for trading on its exchange, which could limit investors’ ability to make transactions in PubCo’s securities and subject shareholders to additional trading restrictions.

●	If the Adjournment Proposal is not approved, Alpha Star’s Board of Directors will not have the ability to adjourn the extraordinary general meeting to a later date.

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Risks Related to Alpha Star’s Business and Operations

●	Alpha Star’s shareholders will have a reduced ownership and voting interest after consummation of the Business Combination and will exercise less influence over management.

●	The Sponsor has agreed to vote in favor of the Business Combination, regardless of how Alpha Star Public Shareholders vote.

●	Alpha Star has identified a material weakness in its internal control over financial reporting and may identify additional material weaknesses in the future or fail to maintain an effective system of internal control over financial reporting, which may result in material misstatements of its consolidated financial statements or cause it to fail to meet its periodic reporting obligations, which may adversely affect investor confidence.

●	In the event of liquidation by Alpha Star, third parties may bring claims against Alpha Star and, as a result, the proceeds held in the Trust Account could be reduced and the per-share liquidation price received by shareholders could be less than $10 per share.

●	If Alpha Star’s shareholders fail to properly demand redemption rights, they will not be entitled to convert their Alpha Star Ordinary Shares into a pro rata portion of the Trust Account.

●	Activities taken by existing Alpha Star shareholders to increase the likelihood of approval of the Business Combination Proposal and other proposals could have a depressive effect on the Alpha Star Ordinary Shares.

●	There is no guarantee that an Alpha Star shareholder’s decision to redeem its shares for a pro rata portion of the Trust Account will put such shareholder in a better future economic position.

●	If Alpha Star is unable to complete the Business Combination or another business combination by June 15, 2025, Alpha Star will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, Alpha Star Public Shareholders may only receive $10 per share (or less than such amount in certain circumstances) and the Alpha Star rights and warrants will expire worthless.

●	Alpha Star’s shareholders may be held liable for claims by third parties against Alpha Star to the extent of distributions received by them.

●	Alpha Star may be a target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Business Combination from being completed.

Risks Related to XDATA’s Business and Operations

●	XDATA’s limited operating history makes it difficult to evaluate its current business and future prospects, and its recent success may not be indicative of its future results of operations.

●	XDATA’s business and operations have experienced rapid growth, and if it does not appropriately manage future growth, if any, or are unable to improve its systems and processes, its business, financial condition and results of operations will be adversely affected.

●	XDATA faces intense competition and could lose market share to its competitors, which could adversely affect its business, financial condition and results of operations.

●	XDATA derives most of its revenues from clients in the financial services industry, and any downturn, consolidation or decrease in technology spend in the financial services industry could materially and adversely affect its business, financial condition and results of operations.

●	If the market for fintech solutions develops more slowly than XDATA expects or changes in a way that it fails to anticipate, its sales would suffer and its business, financial condition and results of operations could be materially and adversely affected.

●	A breach or other compromise of XDATA’s security measures could result in unauthorized access to personal information about its clients’ customers and other individuals and other data, or disruptions to our systems or operations, which could materially and adversely impact our reputation, business, financial condition and results of operations.

●	XDATA’s products are marketed to and used by financial institutions, who are subject to extensive laws and regulations regarding the business functions and activities performed on its software solutions. Changes to any applicable statutes, regulations, rules or policies including the interpretation or implementation of statutes, regulations, rules or policies could affect XDATA in substantial and unpredictable ways including limiting the types of software products it may offer, and increasing the ability of third parties to offer competing services and products to financial institutions. Assuring that XDATA’s products adapt to changes in the compliance obligations or expectations of its customers requires significant expense and devotion of resources on its part which may adversely affect its ability to operate profitably.

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●	Privacy and data security concerns, data collection and transfer restrictions, contractual obligations and Estonian and foreign laws, regulations and industry standards related to data privacy, security and protection could limit the use and adoption of XDATA’s fintech solutions and materially and adversely affect its business, financial condition and results of operations.

●	Defects, errors or other performance problems in XDATA’s solutions could harm its reputation, result in significant costs to XDATA, impair its ability to sell its solutions and subject it to substantial liability.

●	If XDATA fails to respond to evolving technological requirements or introduce adequate enhancements and new features, its fintech solutions could become obsolete or less competitive.

●	XDATA’s ability to raise capital in a timely manner if needed in the future may be limited, or such capital may be unavailable on acceptable terms, if at all. Its failure to raise capital if needed could materially and adversely affect its business, financial condition and results of operations, and any debt or equity issued to raise additional capital may reduce the value of its securities.

Risks Related to PubCo and Its Securities

●	Certain judgments obtained against PubCo by PubCo’s shareholders may not be enforceable.

●	Currently, there is no public market for the PubCo Ordinary Shares. Alpha Star shareholders cannot be sure that an active trading market will develop for or of the market price of the PubCo Ordinary Shares they will receive or that PubCo will successfully obtain authorization for listing on the Nasdaq.

●	PubCo’s share price may be volatile and could decline substantially.

●	The sale or availability for sale of substantial amounts of PubCo Ordinary Shares could adversely affect their market price.

●	PubCo will issue PubCo Ordinary Shares as consideration for the Business Combination, and PubCo may issue additional PubCo Ordinary Shares or other equity or convertible debt securities without approval of the holders of PubCo Ordinary Shares which would dilute existing ownership interests and may depress the market price of PubCo Ordinary Shares.

●	The requirements of being a public company may strain PubCo’s resources, divert PubCo management’s attention and affect PubCo’s ability to attract and retain qualified board members.

●	It is not expected that PubCo will pay dividends in the foreseeable future after the proposed Business Combination.

●	PubCo’s amended and restated memorandum and articles of association that will become effective immediately prior to the completion of the Business Combination contains anti-takeover provisions that could have a material adverse effect on the rights of holders of PubCo Ordinary Shares.

●	Because PubCo is a foreign private issuer and is exempt from certain Nasdaq corporate governance standards applicable to U.S. issuers, you will have less protection than you would have if it were a domestic issuer.

●	As an exempted company incorporated in the Cayman Islands, PubCo is permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from Nasdaq corporate governance listing standards; these practices may afford less protection to shareholders than they would enjoy if PubCo complied fully with Nasdaq corporate governance listing standards.

●	PubCo will be an “emerging growth company,” as defined under the federal securities laws, and PubCo cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make PubCo’s securities less attractive to investors.

●	PubCo will be required to meet the initial listing requirements to be listed on Nasdaq. However, PubCo may be unable to maintain the listing of its securities in the future.

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SELECTED HISTORICAL FINANCIAL INFORMATION

Selected Financial Information of PubCo

The following table sets forth selected historical financial information derived from PubCo’s (1) audited financial statements included elsewhere in this proxy statement/prospectus as of December 31, 2024 and for the period from September 4, 2024 (inception) to December 31, 2024. The historical results presented below are not necessarily indicative of the results to be expected for any future period.

Selected Financial Information from Statement of Operations:	For the period from September 4, 2024 (Inception) to December 31, 2024
Loss from operations	$(32,627)
Net Loss	$(32,627)
Basic and diluted weighted average shares outstanding	1
Basic and diluted net loss per share	$(32,627)

Selected Financial Information from Statement of Cash Flow	For the period from September 4, 2024 (inception) to December 31, 2024
Net cash used in operating activities	$-
Net cash provided by (used in) investing activities	-
Net cash provided by (used in) financing activities	-
Net decrease in cash	-
Cash at beginning of period	-
Cash at end of period	$-

As of
Selected Financial Information from Balance Sheet:	December 31, 2024
Current assets	$9,700
Total assets	9,700
Current liabilities	42,326
Total liabilities	42,326
Total shareholder’s deficit	$(32,626)

Selected Financial Information of Alpha Star

The following table sets forth selected historical financial information derived from Alpha Star’s audited consolidated financial statements included elsewhere in this proxy statement/prospectus as of and for the years ended December 31, 2024 and 2023. The historical results presented below are not necessarily indicative of the results to be expected for any future period.

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You should carefully read the following selected financial information in conjunction with the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alpha Star” and Alpha Star’s financial statements and the related notes appearing elsewhere in this proxy statement/prospectus.

Selected Financial Information from Statements of Operations:	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023

Loss from operations	$(913,909)	$(435,287)
Interest and dividends earned in trust account	2,258,472	5,359,385
Net income	$1,344,563	$4,924,098
Redeemable ordinary shares, basic and diluted	3,542,643	10,411,921
Redeemable ordinary shares, basic and diluted net income per shares	$0.59	$0.58
Non-redeemable ordinary shares, basic and diluted	3,205,000	3,205,000
Non-redeemable ordinary shares, basic and diluted net loss per shares	$(0.23)	$(0.33)

Selected Financial Information from Statements of Cash Flows:	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023

Net cash used in operating activities	$(243,395)	$(235,925)
Net cash provided by investing activities	92,737,281	21,997,189
Net cash used in financing activities	(92,493,886)	(21,872,255)
Net decrease in cash in escrow	-	(110,991)
Cash in escrow at beginning of period	-	110,991
Cash in escrow at end of period	$-	$-

	As of	As of
Selected Financial Information from Balance Sheets:	December 31, 2024	December 31, 2023

Current assets	$10,820,817	$12,500
Non-current assets	292,536	101,590,662
Total assets	11,113,353	101,603,162
Current liabilities	11,564,018	6,189,022
Non-current liabilities	2,875,000	2,875,000
Total liabilities	14,439,018	9,064,022
Ordinary shares subject to possible redemption, 22,664 and 9,063,503 shares at redemption value of $12.91 and $11.21 per share at December 31, 2024 and 2023, respectively	292,536	101,605,662
Total stockholders’ deficit	$(3,618,201)	$(9,066,522)

Selected Financial Information of XDATA

The following tables present selected historical financial data for the XDATA. XDATA’s (1) audited financial statements included elsewhere in the proxy statement/prospectus as of and for the year ended December 31, 2023, and (2) unaudited financial statements included elsewhere in this proxy statement/prospectus as of June 30, 2024 and for the six months ended June 30, 2024 and 2023. XDATA’s historical results are not necessarily indicative of the results that may be expected in any future period. All amounts are in dollars.

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You should read this information together with XDATA’s consolidated financial statements and related notes included elsewhere in this proxy statement/prospectus and in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of XDATA.”

Consolidated Statements of comprehensive income (loss) data:	For the Six Months Ended June 30, 2024	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2023
	(Unaudited)	(Unaudited)	(Audited)
Net Revenues	$3,048,054	$1,343,256	$3,526,448
Cost of revenues	(817,986)	(343,061)	(924,114)
Gross profit	2,230,068	1,000,195	2,602,334
Total operating expenses	(1,058,729)	(208,477)	(560,508)
Income (loss) from operations	1,171,339	791,718	2,041,826
Interest expense	(28,900)	(3,930)	(11,671)
Others, net	(14,452)	(6,511)	(10,251)
Income (Loss) Before Income Taxes	1,128,039	781,277	2,019,904
Income tax benefits (expenses)	-	-	(4,056)
Net Income (Loss)	1,128,039	781,277	2,015,848
Foreign currency translation adjustments	-	-	53,790
Comprehensive income (loss)	$1,128,039	$781,277	$2,069,638

Consolidated Cash Flow Data:	For Six Months Ended June 30, 2024	For Six Months Ended June 30, 2023	For the Year Ended December 31, 2023
	(Unaudited)	(Unaudited)	(Audited)
Net cash (used in) provided by operating activities	80,175	$285,091	$(90,076)
Net cash used in investing activities	(744,496)	(36,193)	(151,314)
Net cash provided by financing activities	5,408	(31,530)	1,179,710

	As of June 30,	As of December 31,
Consolidated Balance Sheets Data:	2024	2023
	(Unaudited)	(Audited)
ASSETS
Cash and cash equivalents	$405,944	$1,089,491
Accounts receivable, net	3,806,165	2,531,781
Advance to suppliers	1,545	2,183
Prepayments and other current assets	44,986	64,496
Property, equipment and software, net	256,932	226,350
Intangible assets, net	13,386	41,506
Loan receivable	642,508	-
Amount due from related parties	27,771	-
Total Assets	$5,199,237	$3,955,807
Total Current Liabilities	1,979,366	1,792,094
Total Non-Current Liabilities	53,544	-
Total Liabilities	2,032,910	1,792,094
Total Shareholders’ Equity	3,166,327	2,163,713
Total Liabilities and Shareholders’ Equity	$5,199,237	$3,955,807

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COMPARATIVE PER SHARE INFORMATION

The following table sets forth the per share data of each of XDATA and Alpha Star on a stand-alone basis and the unaudited pro forma condensed consolidated per share data for the year ended December 31, 2023 after giving effect to the Business Combination assuming (i) no redemption of Alpha Star Ordinary Shares, and (ii) maximum redemption of Alpha Star Ordinary Shares. The pro forma earnings information for the year ended December 31, 2023 was computed as if the Business Combination had been completed.

The historical book value per share is computed by dividing total common shareholders’ equity by the number of Alpha Star Ordinary Shares outstanding at the end of the period. The pro forma combined book value per Alpha Star Ordinary Share is computed by dividing total pro forma common shareholders’ equity by the pro forma number of Alpha Star Ordinary Shares outstanding at the end of the period. The pro forma earnings per share of PubCo is computed by dividing the pro forma income available to the PubCo’s shareholders by the pro forma weighted-average number of Alpha Star Ordinary Shares outstanding over the period.

You should read the information in the following table in conjunction with the selected historical financial information summary included elsewhere in this proxy statement/prospectus, and the historical financial statements of Alpha Star and XDATA and related notes that are included elsewhere in this proxy statement/prospectus. The unaudited Alpha Star and XDATA pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed consolidated financial information and related notes included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Alpha Star and XDATA would have been had the companies been combined during the periods presented.

	XDATA For the Year Ended December 31, 2023	Alpha Star For the Year Ended December 31, 2023	Pro Forma Combined Assuming Actual Redemption into Cash	Pro Forma Combined Assuming Maximum Redemption into Cash
Net income	$2,015,848	$4,924,098	$1,653,584	$1,653,584
Weighted average shares outstanding – basic and diluted	1	3,205,000	22,917,663	22,894,999
Basic and diluted net (loss) income per share	$2,015,848	$(0.33)	$0.07	$0.07

	XDATA For the Six Months Ended June 30, 2024	Alpha Star For the Six Months Ended June 30, 2024	Pro Forma Combined Assuming Actual Redemption into Cash	Pro Forma Combined Assuming Maximum Redemption into Cash
Net income	$1,128,039	$1,462,150	$838,584	$838,584
Weighted average shares outstanding – basic and diluted	1	3,205,000	22,917,663	22,894,999
Basic and diluted net (loss) income per share	$1,128,039	$(0.08)	$0.04	$0.04

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SECURITIES AND DIVIDENDS

Alpha Star’s units, ordinary shares, warrants and rights are currently quoted on the OTC Pink Open Market, under the symbols “ALSUF,” “ALSAF,” “ALSWF,” and “ALSTF,” respectively. Each unit consists of one ordinary share, one right to receive one-seventh (1/7) of an ordinary share upon the consummation of the Business Combination, and one redeemable warrant. Each warrant entitles the holder thereof to purchase one-half (1/2) of one Alpha Star Ordinary Share at a price of $11.50 per whole share. Alpha Star Units commenced trading on Nasdaq on December 13, 2021. Alpha Star Ordinary Shares, Alpha Star Rights and Alpha Star Warrants underlying the units sold in the IPO commenced trading separately on January 18, 2022 on Nasdaq.

Alpha Star has not paid any cash dividends on its ordinary shares to date and does not intend to pay cash dividends prior to the completion of a business combination. The payment of cash dividends in the future will be dependent upon PubCo’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of the PubCo’s board of directors. It is the present intention of Alpha Star’s board of directors to retain all earnings, if any, for use in its business operations and, accordingly, Alpha Star’s board does not anticipate declaring any dividends in the foreseeable future.

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RISK FACTORS

The risks described below should be carefully considered before making an investment decision. You should carefully review and consider the following risk factors and the other information contained in this proxy statement/prospectus, including the Annexes, in evaluating the Business Combination and the proposals to be voted on at the Extraordinary General Meeting. This proxy statement/prospectus also contains forward-looking statements that involve risks and uncertainties. See the caption “Cautionary Note Regarding Forward-Looking Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alpha Star” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of XDATA” in this proxy statement/prospectus. The value of your investment following the completion of the Business Combination will be subject to significant risks affecting, among other things, XDATA’s business, consolidated financial condition or results of operations. The trading price of our, or, following the Business Combination, Alpha Star’s, securities could decline due to any of these risks, and investors in our securities may lose all or part of their investment. The risks discussed below may not prove to be exhaustive and are based on certain assumptions made by Alpha Star and XDATA, which later may prove to be incorrect or incomplete. Alpha Star and XDATA may face additional risks and uncertainties that are not presently known to them, or that are currently deemed immaterial, but which may also ultimately have an adverse effect on any such party.

Risks Related to the Business Combination

Alpha Star may not have sufficient funds to consummate the Business Combination.

As of December 31, 2024, Alpha Star had a working capital deficit of $743,201. If Alpha Star is required to seek additional capital, it would need to borrow funds from the Sponsor, its management team or other third parties to operate or it may be forced to liquidate. None of such persons is under any obligation to advance funds to Alpha Star in such circumstances. Any such advances would be repaid only from funds held outside the Trust Account or from funds released to Alpha Star upon completion of the Business Combination. If Alpha Star is unable to consummate the Business Combination because it does not have sufficient funds available, Alpha Star will be forced to cease operations and liquidate the Trust Account. Consequently, Alpha Star Public Shareholders may receive less than $10 per share and their warrants will expire worthless.

The Business Combination remains subject to conditions that Alpha Star cannot control and if such conditions are not satisfied or waived, the Business Combination may not be consummated.

The Business Combination is subject to a number of conditions, including the condition that there is no legal prohibition against consummation of the Business Combination, that the PubCo Ordinary Shares be approved for listing on Nasdaq subject only to official notice of issuance thereof, receipt of shareholder approvals, continued effectiveness of the registration statement of which this proxy statement/prospectus is a part, the truth and accuracy of Alpha Star’s and XDATA’s representations and warranties made in the Business Combination Agreement, the absence of material adverse effect, the receipt of all required consents, approvals, authorizations, and other requirements and the removal of all lien. There are no assurances that all conditions to the Business Combination will be satisfied or that the conditions will be satisfied in the time frame expected.

If the conditions to the Business Combination are not met (and are not waived, to the extent waivable), either Alpha Star or XDATA may, subject to the terms and conditions of the Business Combination Agreement, terminate the Business Combination Agreement. See the section of this proxy statement/prospectus titled “The Business Combination Agreement—Termination.”

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The exercise of Alpha Star’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in Alpha Star’s shareholders’ best interest.

In the period leading up to the closing of the Business Combination, events may occur that, pursuant to the Business Combination Agreement, would require Alpha Star to agree to amend the Business Combination Agreement, to consent to certain actions taken by XDATA or to waive rights that Alpha Star is entitled to under the Business Combination Agreement. Waivers may arise because of changes in the course of XDATA’s business, a request by XDATA to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on XDATA’s business and would entitle Alpha Star to terminate the Business Combination Agreement. In any of such circumstances, it would be at Alpha Star’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors and officers described in this proxy statement/prospectus may result in a conflict of interest on the part of one or more of the directors or officers between what he or they may believe is best for Alpha Star and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, Alpha Star does not believe there will be any changes or waivers that Alpha Star’s directors and officers would be likely to make after shareholder approvals of the Business Combination Proposal and the Reincorporation Merger Proposal have been obtained. While certain changes could be made without further shareholder approvals, Alpha Star will circulate a new or amended proxy statement/prospectus and resolicit Alpha Star’s shareholders if changes to the terms of the Business Combination that would have a material impact on its shareholders or represent a fundamental change in the proposals being voted upon.

Future resales of the PubCo Ordinary Shares issued in connection with the Business Combination may cause their market price to drop significantly, even if PubCo’s business is doing well.

The sole shareholder of XDATA has entered into a lock-up and support agreement with PubCo (“XDATA Shareholder Lock-Up and Support Agreement”), and Sponsor of Alpha Star will enter into a sponsor lock-up agreement with PubCo (“Sponsor Lock-up Agreement”).

Pursuant to the Sponsor Lock-up Agreement, the Sponsor, among other things, agreed not to transfer any PubCo Ordinary Shares held by it immediately after the Closing during the applicable lock-up period, subject to customary exceptions. The lock-up period (“Sponsor Lock-Up Period”) applicable to the Sponsor Locked-Up Shares will be (i) with respect to 100% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Private Placement Shares (as defined in the Sponsor Lock-Up Agreement), thirty (30) days from and after the Closing Date, (ii) with respect to 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares (as defined in the Sponsor Lock-Up Agreement), until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (iii) with respect to the remaining 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares until six (6) months from and after the Closing Date, or earlier in either case of (ii) and (iii) above, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Capitalized terms in this summary of the Sponsor Lock-Up Agreement not otherwise defined herein shall have the meanings ascribed to them in the Sponsor Lock-Up Agreement.

Pursuant to the XDATA Shareholder Lock-Up and Support Agreement, certain XDATA shareholders also shall agree not to transfer any PubCo Ordinary Shares held by such XDATA shareholder immediately after the Closing. The lock-up period (“XDATA Lock-Up Period”) applicable to the XDATA Shareholder Locked-Up Shares will be (i) with respect to 50% of the XDATA Shareholder Locked-Up Shares, until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (ii) with respect to the remaining 50% of the XDATA Shareholder Locked-Up Shares, until six (6) months from and after the Closing Date, or earlier in either case, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of XDATA’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Capitalized terms in this summary of the XDATA Shareholder Lock-Up and Support Agreement not otherwise defined herein shall have the meanings ascribed to them in the XDATA Shareholder Lock-Up and Support Agreement.

See the section of this proxy statement/prospectus titled “Agreements Entered Into in Connection with the Business Combination—XDATA Shareholder Lock-Up and Support Agreement.”

Further, at Closing, PubCo, the Sponsor and certain shareholders of PubCo, as applicable, will enter into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) , to be effective as of the Closing, pursuant to which PubCo agrees to undertake certain resale shelf registration obligations in accordance with the Securities Act and the Sponsor and certain shareholders of PubCo will be granted customary demand and piggyback registration rights. See the section of this proxy statement/prospectus titled “Agreements Entered Into in Connection with the Business Combination—Amended and Restated Registration Rights Agreement.”

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Upon expiration of the applicable lockup period and upon the effectiveness of any registration statement PubCo files pursuant to the above- referenced Registration Rights Agreement, in a registered offering of securities pursuant to the Securities Act or otherwise in accordance with Rule 144 under the Securities Act, PubCo’s shareholders may sell large amounts of PubCo Ordinary Shares and PubCo Warrants in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in the trading price of the PubCo Ordinary Shares or the PubCo Warrants or putting significant downward pressure on the price of the PubCo Ordinary Shares or PubCo Warrants. Additionally, downward pressure on the market price of the PubCo Ordinary Shares or PubCo Warrants likely will result from sales of PubCo Ordinary Shares issued in connection with the exercise of PubCo Warrants. Further, sales of PubCo Ordinary Shares or PubCo Warrants upon expiration of the applicable lockup period could encourage short sales by market participants. Generally, short selling means selling a security, contract or commodity not owned by the seller. The seller is committed to eventually purchase the financial instrument previously sold. Short sales are used to capitalize on an expected decline in the security’s price. Short sales of PubCo Ordinary Shares or PubCo Warrants could have a tendency to depress the price of the PubCo Ordinary Shares or the PubCo Warrants, respectively, which could increase the potential for short sales.

We cannot predict the size of future issuances of PubCo Ordinary Shares or PubCo Warrants or the effect, if any, that future issuances and sales of PubCo Ordinary Shares or PubCo Warrants will have on the market price of the PubCo Ordinary Shares or PubCo Warrants. Sales of substantial amounts of PubCo Ordinary Shares (including those shares issued in connection with the Business Combination), or the perception that such sales could occur, may adversely affect prevailing market prices of PubCo Ordinary Shares or PubCo Warrants.

The Fairness Opinion received by Alpha Star from its financial advisor does not reflect changes, circumstances, developments or events that may have occurred or may occur after the date of the opinion.

CHFT Advisory and Appraisal Limited, the independent valuator retained by Alpha Star in connection with the Business Combination, delivered to Alpha Star the Fairness Opinion stating that, based upon and subject to the assumptions made, procedures followed, matters considered and other qualifications and limitations set forth therein, as of September 12, 2024, the consideration being paid in connection with the Business Combination was fair, from a financial point of view, to Alpha Star.

The Fairness Opinion of CHFT Advisory and Appraisal Limited does not reflect changes, circumstances, developments or events that may have occurred or may occur after the date of the opinion, including changes in the operations and prospects of XDATA, regulatory or legal changes, general market and economic conditions and other factors that may be beyond the control of XDATA and that may alter the value of XDATA at the effective time of the Business Combination. The Fairness Opinion does not speak as of the time the Transactions will be completed or as of any date other than the date of such opinion. CHFT Advisory and Appraisal Limited does not have an obligation or responsibility to update, revise or reaffirm its opinions based on circumstances, developments or events that may have occurred or may occur after the date of the opinion. The opinion of CHFT Advisory and Appraisal Limited is attached as Annex E to this document.

Alpha Star and XDATA will incur significant transaction and transition costs in connection with the Business Combination.

Alpha Star and XDATA have both incurred and expect to incur significant, non-recurring costs in connection with consummating the Transactions and operating as a public company following the consummation of the Transactions. All expenses incurred in connection with the Business Combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs or paid by PubCo following the Closing.

While Alpha Star and XDATA work to complete the Business Combination, management’s focus and resources may be diverted from operational matters and other strategic opportunities.

Successful completion of the Business Combination may place a significant burden on the management of Alpha Star and XDATA and other internal resources. The diversion of management’s attention and any difficulties encountered in the transition process could harm PubCo’s business, financial condition, results of operations and prospects, including with respect to any future growth-oriented acquisitions undertaken by PubCo. Diversion of management’s attention and any difficulties encountered in the transition process could have an adverse effect on PubCo.

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Following the consummation of the Business Combination, PubCo will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

Following the consummation of the Business Combination, PubCo will face increased legal, accounting, administrative and other costs and expenses as a public company that XDATA does not currently incur. The Sarbanes-Oxley Act, including certain requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended (the “Dodd-Frank Act”), and the rules and regulations promulgated and to be promulgated thereunder, the PCAOB and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require PubCo to carry out activities that XDATA has not done previously. For example, PubCo will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, additional expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if PubCo’s auditors identify a material weakness or significant deficiency in PubCo’s internal control over financial reporting), PubCo could incur additional costs rectifying those issues, and the existence of those issues could adversely affect PubCo’s reputation or investor perceptions of it. It may also be more expensive to obtain director and officer liability insurance. Risks associated with PubCo’s status as a public company may make it more difficult to attract and retain qualified persons to serve on the board of directors or as executive officers. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require PubCo to divert a significant amount of money that could otherwise be used to expand its business and achieve certain strategic objectives. Advocacy efforts by shareholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.

PubCo may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated.

XDATA is not currently subject to Section 404 of the Sarbanes-Oxley Act. However, following the consummation of the Business Combination and the transactions related thereto, PubCo will be required to comply with applicable requirements of Section 404 of the Sarbanes-Oxley Act, including a requirement for PubCo to evaluate annually the effectiveness of its internal controls over financial reporting. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act are significantly more stringent than those required of XDATA prior to the Business Combination. Section 404(a) of the Sarbanes-Oxley Act (“Section 404(a)”) requires that, management assess and report annually on the effectiveness of internal control over financial reporting and identify any material weaknesses in internal control over financial reporting. Although Section 404(b) of the Sarbanes-Oxley Act (“Section 404(b)”) requires the independent registered public accounting firm to issue an annual report that addresses the effectiveness of internal control over financial reporting, PubCo is electing to rely on the exemptions provided to it by virtue of being a foreign private issuer and emerging growth company, and consequently will not be required to comply with SEC rules that implement Section 404(b) until it loses its emerging growth company status.

PubCo may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable after the Business Combination, including Section 404(a). If PubCo is not able to implement its current remediation efforts and the additional requirements of Section 404(a) in a timely manner or with adequate compliance, they may not be able to assess whether its internal controls over financial reporting are effective, which may subject PubCo to adverse regulatory consequences and could harm investor confidence and the market price of its ordinary shares.

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PubCo is an “emerging growth company” (as defined in the JOBS Act), and the reduced disclosure requirements applicable to emerging growth companies may make PubCo Ordinary Shares less attractive to investors than those of U.S. domestic registrants and non-emerging growth companies.

PubCo is an “emerging growth company,” as defined in the JOBS Act, and it may take advantage of specified exemptions from various requirements that are otherwise applicable generally to public companies in the United States and non-emerging growth companies. These provisions include:

●	the ability to include in this proxy statement/prospectus more limited financial data, including presenting only two years of audited financial statements and only two years of selected financial data, as well as only two years of related management’s discussion and analysis of financial condition and results of operations disclosure;

●	an exemption from the auditor attestation requirement in the assessment of PubCo’s internal control over financial reporting pursuant to the Sarbanes-Oxley Act; and

●	to the extent that PubCo no longer qualifies as a foreign private issuer, (1) reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements and (2) exemptions from the requirements of holding a nonbinding advisory vote on executive compensation, including golden parachute compensation.

PubCo will follow certain Cayman Islands laws and regulations that are applicable to Cayman Islands companies. However, such laws and regulations may not contain any provisions comparable to the U.S. rules relating to the filing of reports on Form 10-Q or 8-K, the U.S. proxy rules, or the U.S. rules relating to liability for insiders who profit from trades made in a short period of time, as referred to above.

Furthermore, foreign private issuers are required to file their annual report on Form 20-F within 120 days after the end of each fiscal year, while U.S. domestic issuers that are accelerated filers are required to file their annual report on Form 10-K within 75 days after the end of each fiscal year. Foreign private issuers are also exempt from Regulation Fair Disclosure, aimed at preventing issuers from making selective disclosures of material information, although PubCo will be subject to Cayman Islands laws and regulations having, in some respects, a similar effect as Regulation Fair Disclosure. As a result of the above, even though PubCo is required to file reports on Form 6-K disclosing the limited information which PubCo has made or is required to make public pursuant to Cayman Islands law, or is required to distribute to shareholders generally, and that is material to PubCo, you may not receive information of the same type or amount that is required to be disclosed to shareholders of a U.S. company.

PubCo may take advantage of certain of these provisions for up to five years or such earlier time that it is no longer an emerging growth company. PubCo would cease to be an emerging growth company if it has more than $1.235 billion in annual revenue, has more than $700 million in market value of its shares held by non-affiliates or issues more than $1.0 billion of non-convertible debt over a three-year period. PubCo may choose to take advantage of some but not all of the above-described provisions. PubCo has taken advantage of reduced reporting requirements in this proxy statement/prospectus. Accordingly, the information contained herein may be different than the information you receive from non-emerging growth companies. As a result, PubCo’s shareholders may not have access to certain information that they deem important.

PubCo cannot predict if investors will find the PubCo ordinary shares less attractive as a result of its reliance on exemptions under the JOBS Act. If some investors find PubCo Ordinary Shares less attractive as a result, there may be a less active trading market for PubCo Ordinary Shares and their price may be more volatile.

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PubCo is expected to qualify as a foreign private issuer within the meaning of the rules under the Exchange Act, and as such it will be exempt from certain provisions applicable to U.S. domestic public companies.

Since PubCo is expected to qualify as a foreign private issuer under the Exchange Act immediately following the consummation of the Business Combination, it will be exempt from certain provisions of the securities rules and regulations in the United States that are applicable to U.S. domestic issuers, including: (1) the rules under the Exchange Act requiring the filing of quarterly reports on Form 10-Q or current reports on Form 8-K with the SEC; (2) the sections of the Exchange Act regulating the solicitation of proxies, consents, or authorizations in respect of a security registered under the Exchange Act; (3) the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and (4) the selective disclosure rules by issuers of material nonpublic information under Regulation FD.

PubCo will be required to file an annual report on Form 20-F within four months of the end of each fiscal year. Press releases relating to financial results and material events will also be furnished to the SEC on Form 6-K. However, the information that PubCo is required to file with or furnish to the SEC will be less extensive and less timely compared to that required to be filed with the SEC by U.S. domestic issuers. Accordingly, after the Business Combination, if you continue to hold PubCo’s securities, you may receive less or different information about PubCo than you currently receive about a U.S. domestic public company.

PubCo could lose its status as a foreign private issuer under current SEC rules and regulations if more than 50% of the outstanding PubCo Ordinary Shares become directly or indirectly held of record by U.S. holders and any one of the following is true: (1) the majority of PubCo’s directors or officers are U.S. citizens or residents; (2) more than 50% of PubCo’s assets are located in the United States; or (3) PubCo’s business is administered principally in the United States. If PubCo loses its status as a foreign private issuer in the future, it will no longer be exempt from the rules described above and, among other things, will be required to file periodic reports and annual and quarterly financial statements as if it were a company incorporated in the United States. If this were to happen, PubCo would likely incur substantial costs in fulfilling these additional regulatory requirements and members of PubCo’s management would likely have to divert time and resources from other responsibilities to ensuring these additional regulatory requirements are fulfilled.

Alpha Star’s and XDATA’s operations may be restricted during the pendency of the Business Combination pursuant to terms of the Business Combination Agreement.

Prior to the consummation of the Business Combination, XDATA is subject to customary interim operating covenants relating to carrying on its business in the ordinary course of business and is also subject to customary restrictions on actions that may be taken during such period without Alpha Star’s consent. As a result, XDATA may be unable, during the pendency of the Business Combination, to make certain expenditures, make any loans or otherwise pursue other actions, even if such actions would prove beneficial.

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Alpha Star is, prior to the consummation of the Business Combination, also subject to customary interim operating covenants relating to carrying on its business in the ordinary course of business and is also subject to customary restrictions on actions that may be taken during such period without XDATA’s consent. As a result, Alpha Star may be unable, during the pendency of the Business Combination, to settle certain claims, borrow money or otherwise pursue other actions, even if such actions would prove beneficial.

PubCo may incur successor liabilities due to conduct arising prior to the completion of the Business Combination.

PubCo may be subject to certain liabilities of Alpha Star and XDATA. Alpha Star and XDATA at times may each become subject to litigation claims in the operation of their respective businesses. From time to time, Alpha Star and XDATA may also face claims from third parties, and some of these claims may lead to litigation. Alpha Star and XDATA may also initiate certain claims against third parties. Any litigation may be expensive and time-consuming and could divert management’s attention from Alpha Star’s and XDATA’s business and negatively affect its operating results or financial condition. The outcome of any litigation cannot be guaranteed, and adverse outcomes can affect Alpha Star, XDATA and PubCo negatively.

Certain of PubCo’s shareholders, including the Sponsor, may engage in business activities which compete with PubCo or otherwise conflict with its interests.

The Sponsor is in the business of making investments in companies and may from time to time acquire and hold interests in businesses that compete directly or indirectly with PubCo. None of the Sponsor, any of their respective affiliates or any director who is not employed by PubCo (including any non-employee director who serves as one of PubCo’s officers in both his director and officer capacities) or his or her affiliates will have any duty to refrain from engaging, directly or indirectly, in the same business activities or similar business activities or lines of business in which PubCo operates. The Sponsor also may pursue acquisition opportunities that may be complementary to PubCo’s business and, as a result, those acquisition opportunities may not be available to PubCo.

Subsequent to the completion of the Business Combination, PubCo may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and PubCo’s ordinary share price, which could cause you to lose some or all of your investment.

Although Alpha Star has conducted extensive due diligence on XDATA, Alpha Star cannot assure you that this diligence will surface all material issues that may be present in XDATA’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of XDATA’s business and outside of its control will not later arise. As a result of these factors, PubCo may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in its reporting losses. Even if Alpha Star’s due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with Alpha Star’s preliminary risk analysis. Even though these charges may be non-cash items and would not have an immediate impact on PubCo’s liquidity, the fact that PubCo reports charges of this nature could contribute to negative market perceptions of PubCo or its securities. In addition, charges of this nature may cause PubCo to violate net worth or other covenants to which PubCo may be subject as a result of assuming pre-existing debt held by XDATA’s business or by virtue of PubCo obtaining post-combination debt financing. Accordingly, any shareholders who choose to remain shareholders following the Business Combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value.

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A market for PubCo’s securities may not develop or be sustained, which would adversely affect the liquidity and price of such securities.

Following the Business Combination, the price of PubCo’s securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for PubCo’s securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of PubCo’s securities after the Business Combination can vary due to general economic conditions and forecasts, PubCo’s general business condition and the release of its financial reports. Additionally, if PubCo’s securities become delisted from Nasdaq and are quoted on the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange) or PubCo’s securities are not listed on Nasdaq and are quoted on the OTC Bulletin Board, the liquidity and price of PubCo’s securities may be more limited than if PubCo was quoted or listed on the NYSE, Nasdaq or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

If, following the Business Combination, securities or industry analysts do not publish or cease publishing research or reports about PubCo, its business, or its market, or if they change their recommendations regarding PubCo’s ordinary shares adversely, then the price and trading volume of PubCo’s ordinary shares could decline.

The trading market for PubCo’s ordinary shares will be influenced by the research and reports that industry or financial analysts publish about its business. PubCo does not control these analysts, or the content and opinions included in their reports. As a new public company, PubCo may be slow to attract research coverage and the analysts who publish information about PubCo’s ordinary shares will have had relatively little experience with PubCo, which could affect their ability to accurately forecast PubCo’s results and make it more likely that PubCo fails to meet their estimates. In the event that PubCo obtains industry or financial analyst coverage, if any of the analysts who cover PubCo issues an inaccurate or unfavorable opinion regarding it, PubCo’s share price would likely decline. In addition, the share prices of many companies in the technology industry have declined significantly after those companies have failed to meet, or significantly exceed, the financial guidance publicly announced by the companies or the expectations of analysts. If PubCo’s financial results fail to meet, or significantly exceed, its announced guidance or the expectations of analysts or public investors, analysts could downgrade PubCo’s ordinary shares or publish unfavorable research about it. If one or more of these analysts cease coverage of PubCo or fail to publish reports on it regularly, PubCo’s visibility in the financial markets could decrease, which in turn could cause its share price or trading volume to decline.

PubCo securities to be received by Alpha Star’s shareholders as a result of the Business Combination will have different rights from Alpha Star securities.

Following completion of the Business Combination, Alpha Star’s shareholders will no longer be shareholders of Alpha Star but will instead be shareholders of PubCo. There will be important differences between your current rights as an Alpha Star shareholder and your rights as a PubCo shareholder. See “Comparison of Shareholders’ Rights” for a discussion of the different rights associated with PubCo Ordinary Shares.

PubCo’s issuance of additional share capital in connection with acquisitions, investments, financings, its equity incentive plans, the exercise of PubCo Warrants or otherwise will dilute all other shareholders.

As part of PubCo’s business strategy, it may acquire or make investments in companies, solutions or technologies and issue equity securities to pay for any such acquisition or investment. PubCo also expects to issue additional share capital in the future in connection with financings, grant of equity awards under its equity incentive plans, the exercise of PubCo Warrants, and its contractual obligations to certain existing or new investors.

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As a result of additional share issuance(s), (i) PubCo’s existing shareholders’ proportionate ownership interest in PubCo may decrease; (ii) the amount of cash available per share, including for payment of dividends in the future, may decrease; (iii) the relative voting power of each previously outstanding share of PubCo may be diminished; and (iv) the market price of PubCo’s securities may decline.

PubCo may issue additional ordinary shares or other equity securities without seeking approval of PubCo’s shareholders, which would dilute your ownership interests and may depress the market price of PubCo’s ordinary shares.

Upon consummation of the Business Combination, PubCo will have warrants outstanding to purchase up to an aggregate of 5,915,000 PubCo Ordinary Shares. Further, PubCo may choose to seek third party financing to provide additional working capital for its business, in which event PubCo may issue additional equity securities. Following the consummation of the Business Combination, PubCo may also issue additional ordinary shares or other equity securities of equal or senior rank in the future for any reason or in connection with, among other things, future acquisitions, the redemption of outstanding warrants or repayment of outstanding indebtedness, without shareholder approval, in a number of circumstances.

The issuance of additional ordinary shares or other equity securities of equal or senior rank would have the following effects:

●	PubCo’s existing shareholders’ proportionate ownership interest will decrease;

●	the amount of cash available per share, including for payment of dividends in the future, may decrease;

●	the relative voting strength of each previously outstanding PubCo ordinary share may be diminished; and

●	the market price of PubCo Ordinary Shares may decline.

Even if we consummate the Business Combination, there is no guarantee that the Alpha Star Warrants will ever be in the money, they may expire worthless, and the terms of Alpha Star’s Warrants may be amended.

The exercise price for the Alpha Star Warrants is $11.50 per ordinary share. Upon consummation of the Business Combination, each Alpha Star Warrant will become one PubCo Warrant. There is no guarantee that the PubCo Warrants, following the Business Combination, will ever be in the money prior to their expiration, and as such, the warrants may expire worthless. If Alpha Star is unable to complete an initial business combination, Alpha Star Warrants may expire worthless.

It is not expected that PubCo will pay dividends in the foreseeable future after Closing.

It is expected that PubCo will retain most, if not all, of its available funds and any future earnings after Closing to fund the development and growth of its business. As a result, it is not expected that PubCo will pay any cash dividends in the foreseeable future.

After the Closing, PubCo’s board of directors will have complete discretion as to whether to distribute dividends. Even if the board of directors decides to declare and pay dividends, the timing, amount and form of future dividends, if any, will depend on the future results of operations and cash flow, capital requirements and surplus, the amount of distributions, if any, received by PubCo from subsidiaries, PubCo’s financial condition, contractual restrictions and other factors deemed relevant by the board of directors. There is no guarantee that the shares of PubCo will appreciate in value after Closing or that the trading price of the shares will not decline. Holders of PubCo Ordinary Shares should not rely on an investment in PubCo Ordinary Shares as a source for any future dividend income.

Alpha Star’s current directors’ and executive officers’ affiliates own shares of Alpha Star Ordinary Shares and private placement warrants that will be worthless if the Business Combination is not approved. Such interests may have influenced their decision to approve the Business Combination.

If the Business Combination or another business combination is not consummated by June 15, 2025, Alpha Star will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. The Sponsor purchased an aggregate of 330,000 Private Placement Units at a price of $10.00 per unit, simultaneously with the consummation of the Alpha Star IPO and the subsequent exercise of the underwriter’s overallotment option, for an aggregate purchase price of $3,300,000. The Private Placement Units will become worthless if Alpha Star does not consummate a business combination by June 15, 2025. On the other hand, if the Business Combination is consummated, each outstanding Alpha Star Unit will be automatically separated and the holder thereof will be deemed to hold one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant. Immediately prior to the First Effective Time, each seven (7) Alpha Star Rights will automatically and irrevocably be converted into one (1) Alpha Star Ordinary Share. At the First Effective Time, (i) each Alpha Star Ordinary Share issued and outstanding, will automatically be converted into the right of the holder thereof to receive one (1) PubCo Ordinary Share; (ii) each Alpha Star Warrant will automatically and irrevocably be assumed by PubCo and converted into one (1) PubCo Warrant, subject to the same terms and conditions prior to the First Effective Time.

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These financial interests may have influenced the decision of Alpha Star’s directors and officers to approve the Business Combination and to continue to pursue the Business Combination. In considering the recommendations of Alpha Star’s board of directors to vote for the Business Combination Proposal, the Reincorporation Merger Proposal and other proposals, its shareholders should consider these interests. See the section of this proxy statement/prospectus titled “Proposal 1 — The Business Combination Proposal — Interests of Alpha Star’s Directors and Officers in the Business Combination.”

The Sponsor, an affiliate of current officers and directors of Alpha Star, is liable to ensure that proceeds of the Trust Account are not reduced by vendor claims in the event the Business Combination is not consummated. Such liability may have influenced Alpha Star’s board of directors’ decision to pursue the Business Combination and Alpha Star’s board of directors’ decision to approve it.

If the Business Combination or another business combination is not consummated by Alpha Star on or before June 15, 2025, the Sponsor, an affiliate of current officers and directors of Alpha Star, will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Alpha Star for services rendered or contracted for or for products sold to Alpha Star, but only if such a vendor or target business has not executed a waiver agreement. If Alpha Star consummates a business combination, on the other hand, Alpha Star will be liable for all such claims. Alpha Star has no reason to believe that the Sponsor will not be able to fulfill its indemnity obligations to Alpha Star.

These obligations of the Sponsor may have influenced Alpha Star’s board of directors’ decision to pursue the Business Combination with XDATA or Alpha Star’s board of directors’ decision to approve the Business Combination. In considering the recommendations of Alpha Star’s board of directors to vote for the Business Combination Proposal, the Reincorporation Merger Proposal and other proposals, shareholders should consider these interests. See the section of this proxy statement/prospectus titled “Proposal 1— The Business Combination Proposal — Interests of Alpha Star’s Directors and Officers in the Business Combination.”

Alpha Star’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to Alpha Star Public Shareholders in the event a business combination is not consummated.

If proceeds in the Trust Account are reduced below $10.00 per public share and the Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, Alpha Star’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While Alpha Star currently expects that its independent directors would take legal action on Alpha Star’s behalf against the Sponsor to enforce the Sponsor’s indemnification obligations, it is possible that Alpha Star’s independent directors in exercising their business judgment may choose not to do so in any particular instance. If Alpha Star’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to Alpha Star Public Shareholders may be reduced below $10.00 per share.

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The Business Combination may be completed even though material adverse effects may result from the announcement of the Business Combination, industry-wide changes and other causes.

In general, either Alpha Star or XDATA may refuse to complete the Business Combination if there is a material adverse effect affecting the other party between the signing date of the Business Combination Agreement and the planned closing. However, certain types of changes may not necessarily permit Alpha Star to refuse to consummate the Business Combination, even if such change could be said to have a material adverse effect on XDATA, including the following events (except, in certain cases where the change has a disproportionate effect on a party):

●	changes in law, regulatory policies, accounting standards or principles (including GAAP) or any guidance relating thereto or interpretation thereof;

●	changes generally affecting the economy, political, business, and the financial market conditions generally;

●	changes affecting any of the industries in which the XDATA and its subsidiaries operate or the economy as a whole;

●	any epidemic, pandemic or disease outbreak; or

●	changes attributable to the public announcement or pendency of the Transactions or the execution or performance of the Business Combination Agreement.

Furthermore, Alpha Star or XDATA may waive the occurrence of a material adverse effect affecting the other party. If a material adverse effect occurs and the parties still consummate the Business Combination, the market trading price of PubCo Ordinary Shares and PubCo Warrants may suffer.

Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.

Satisfying the conditions to, and completion of, the Business Combination may take longer than, and could cost more than, Alpha Star expects. Any delay in completing or any additional conditions imposed in order to complete the Business Combination may materially adversely affect the benefits that Alpha Star expects to achieve from the Business Combination.

Alpha Star and XDATA have no history operating as a combined company. The unaudited pro forma condensed combined financial information may not be an indication of XDATA’s financial condition or results of operations following the Business Combination, and accordingly, you have limited financial information on which to evaluate XDATA and your investment decision.

XDATA has a limited operating history and XDATA and Alpha Star have no prior history as a combined entity and their operations have not been previously managed on a combined basis. The unaudited pro forma condensed combined financial information contained in this proxy statement/prospectus has been prepared using the consolidated historical financial statements of Alpha Star and XDATA, and is presented for illustrative purposes only and should not be considered to be an indication of the results of operations including, without limitation, future revenue, or financial condition of Alpha Star following the Business Combination. Certain adjustments and assumptions have been made regarding Alpha Star after giving effect to the Business Combination. XDATA and Alpha Star believe these assumptions are reasonable. However, the information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments are difficult to make with accuracy. These assumptions may not prove to be accurate, and other factors may affect PubCo’s results of operations or financial condition following the consummation of the Business Combination. For these and other reasons, the historical and pro forma condensed combined financial information included in this proxy statement/prospectus does not necessarily reflect XDATA’s results of operations and financial condition and the actual financial condition and results of operations of PubCo following the Business Combination may not be consistent with, or evident from, this pro forma financial information.

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The projections and forecasts presented in this proxy statement/prospectus rely on management assumptions and analyses. If these assumptions or analyses prove to be incorrect, PubCo’s actual operating results may be materially different from its forecasted results.

This proxy statement/prospectus contains projections and forecasts prepared by XDATA. None of the projections and forecasts included in this proxy statement/prospectus have been prepared with a view toward public disclosure other than to certain parties involved in the Business Combination or toward complying with SEC guidelines or GAAP. The projections and forecasts were prepared based on numerous variables and assumptions which are inherently uncertain and may be beyond the control of XDATA and Alpha Star. The projected financial and operating information appearing elsewhere in this proxy statement/prospectus reflects estimates of future performance and is based on multiple financial, technical, and operational assumptions, including client demand for PubCo’s products, an evolving competitive landscape, rapid technological change, margin shifts in the industry, regulation changes in a highly regulated environment, successful management and retention of key personnel, unexpected expenses hiring of additional skilled personnel in a timely way to support continued development and commercialization of the core products and services, the level of demand for XDATA’s products and services, the nature and length of the sales cycle, and maintenance and servicing costs. and general economic conditions. However, given XDATA’s limited commercial experience, it is likely that many of these assumptions will prove incorrect. The projections are forward-looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond XDATA’s control. As such, these projections and forecasts may be inaccurate and should not be relied upon as an indicator of actual past or future results.

Whether actual operating and financial results and business developments will be consistent with XDATA’s expectations and assumptions as reflected in its projections depends on a number of other factors, many of which are outside XDATA’s control, including, but not limited to:

●	whether XDATA can obtain sufficient capital to sustain and grow its business;

●	XDATA’s ability to manage its growth;

●	the contractual terms of one or more agreements with third-party suppliers;

●	whether XDATA can manage relationships with key suppliers and partners;

●	the timing and costs of the required marketing and promotional efforts;

●	competition, including from established and future competitors;

●	XDATA’s ability to retain existing key management, to attract additional leaders, to integrate recent hires and to attract, retain and motivate qualified personnel, including engineers, design and production personnel, and service technicians;

●	the overall strength and stability of domestic and international economies;

●	demand for currently available and future ocean robots;

●	regulatory, legislative, and political changes; and

●	customer requirements and preferences.

Unfavorable changes in any of these or other factors, most of which are beyond XDATA’s control, could cause XDATA to fail to meet its operating and financial projections and could materially and adversely affect its business, prospects, financial condition and operating results. For more information regarding XDATA’s projections, please see the section entitled “Proposal 1 — The Business Combination Proposal — Financial Projections of XDATA.”

The fact that XDATA is not an SEC registrant limits Alpha Star’s access to some information that may be relevant to the Business Combination. This may result in a business combination that is not as profitable as Alpha Star suspects.

XDATA is not currently subject to the reporting requirements of an SEC registrant, which required Alpha Star to make decisions on whether to pursue the Business Combination on the basis of limited information provided by XDATA, which may result in the Business Combination being less profitable than Alpha Star suspected, if at all.

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The scope of due diligence Alpha Star has conducted in conjunction with the Business Combination may be different than would typically be conducted in the event XDATA pursued an underwritten initial public offering, and you may be less protected as an investor from any material issues with respect to XDATA’s business, including any material omissions or misstatements contained in the registration statement or this proxy statement/prospectus, than an investor in an initial public offering.

The scope of due diligence Alpha Star has conducted in conjunction with the Business Combination may be different than would typically be conducted in the event XDATA pursued an initial public offering. In a typical initial public offering, the underwriters of the offering conduct due diligence on the company to be taken public, and following the offering, the underwriters are subject to liability to private investors for any material misstatements or omission in the registration statement. While potential investors in an initial public offering typically have a private right of action against the underwriters of the offering for any of these material misstatements or omissions, there are no underwriters of PubCo Ordinary Shares and PubCo Warrants that will be issued pursuant to the registration statement of which this proxy statement/prospectus forms a part and thus no corresponding right of action is available to investors in the Business Combination for any material misstatements or omissions in such registration statement. Therefore, as an investor in the Business Combination, you may be exposed to future write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative impact on PubCo’s financial condition and its share price, which could cause you to lose some or all of your investment without certain recourse against any underwriter that may be available in an underwritten offering.

Alpha Star may not be able to realize the anticipated benefits from the Business Combination.

The successful completion of the Business Combination may not yield the anticipated benefits or the benefits may not occur in the anticipated time frame. Moreover, the ability to realize the benefits in the expected time frame may be materially adversely affected by a number of factors. The proposed Business Combination to date has placed, and future acquisitions could continue to place, significant demands on both XDATA’s and Alpha Star’s administrative, operational and financial resources and may also result in the assumption of unexpected liabilities and may divert management’s attention from the operation of XDATA’s business.

Nasdaq may not agree to list PubCo’s securities for trading on its exchange, which could limit investors’ ability to make transactions in PubCo’s securities and subject shareholders to additional trading restrictions.

PubCo intends to seek listing on Nasdaq upon the consummation of the Business Combination. However, neither Alpha Star nor XDATA can assure that PubCo’s securities will be listed on Nasdaq after the Business Combination. In order to continue listing PubCo’s securities on Nasdaq after the Business Combination, PubCo must maintain certain financial, distribution and share price levels. Generally, PubCo must maintain a minimum amount in shareholders’ equity and a minimum number of holders of PubCo’s securities. Additionally, in connection with the Business Combination, PubCo will be required to comply with Nasdaq’s initial listing requirements, which are more rigorous than Nasdaq’s continued listing requirements, in order to maintain the listing of PubCo’s securities on the Nasdaq. Neither Alpha Star nor XDATA can assure you that PubCo will be able to meet those initial listing requirements or obtain all the necessary approvals. Failure to obtain the necessary approvals will result in the failure of the Business Combination to be consummated. If Nasdaq delists PubCo’s securities from trading on its exchange and PubCo is not able to list its securities on another national securities exchange, Alpha Star expects PubCo’s securities could be quoted on an over-the-counter market. If this were to occur, PubCo could face significant material adverse consequences, including:

●	a limited availability of market quotations for PubCo’s securities;

●	reduced liquidity for PubCo’s securities;

●	a determination that PubCo’s securities are “penny stocks” which will require brokers trading in PubCo’s ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for PubCo’s securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The ability of Alpha Star public shareholders to exercise redemption rights with respect to a large number of Alpha Star Shares could increase the probability that the Business Combination would be unsuccessful and that you would have to wait for liquidation in order to redeem Alpha Star stock.

If the Business Combination is not consummated and if you have not validly elected to redeem your Alpha Star Ordinary Shares, you would not receive your pro rata portion of the Trust Account until the Trust Account is liquidated. If you are in need of immediate liquidity, you could attempt to sell your Alpha Star Ordinary Shares in the open market; however, at such time Alpha Star Ordinary Shares may trade at a discount to the pro rata amount per share in the Trust Account. In either situation, you may suffer a material loss on your investment or lose the benefit of funds expected in connection with Alpha Star’s redemption until Alpha Star liquidates or you are able to sell your Alpha Star Ordinary Shares in the open market.

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Public shareholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the public shares.

A public shareholder, together with any affiliate or any other person with whom such shareholder is acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the public shares. Accordingly, if you hold more than 15% of the public shares and the Business Combination Proposal and the Reincorporation Merger Proposal are approved, you will not be able to seek redemption rights with respect to the full amount of your shares and may be forced to hold the shares in excess of 15% or sell them in the open market. Alpha Star cannot assure you that the value of such excess shares will appreciate over time following a business combination or that the market price of Alpha Star Shares will exceed the per-share redemption price.

You may face difficulties in protecting your interests, and your ability to protect your rights through U.S. courts may be limited, because PubCo is incorporated under the laws of the Cayman Islands, conducts substantially all of its operations, and a majority of its directors and executive officers reside, outside of the United States.

PubCo is an exempted company with limited liability incorporated under the laws of the Cayman Islands and, following the Business Combination, will conduct a majority of its operations outside the United States. Substantially all of PubCo’s assets are located outside the United States. A majority of PubCo’s officers and directors reside outside the United States and a substantial portion of the assets of those persons are located outside of the United States. As a result, it may be difficult for investors to effect service of process within the United States upon PubCo’s directors or officers, or to enforce judgments obtained in the United States courts against PubCo’s directors or officers.

PubCo’s corporate affairs will be governed by the PubCo Articles, the Cayman Companies Act and the common law of the Cayman Islands. The rights of PubCo’s shareholders to take action against PubCo’s directors, actions by PubCo’s minority shareholders and the fiduciary duties of PubCo’s directors to PubCo under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from the common law of England, the decisions of whose courts are of persuasive authority, but are not binding, on a court in the Cayman Islands. The rights of PubCo’s shareholders and the fiduciary duties of PubCo’s directors under Cayman Islands law are not as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a less developed body of securities laws than the United States and some U.S. states may have more fully developed and judicially interpreted bodies of corporate law than the Cayman Islands. In addition, shareholders of Cayman Islands companies may not have standing to initiate a shareholder derivative action in a federal court of the United States.

There is uncertainty as to whether the courts of the Cayman Islands would (i) recognize or enforce against PubCo or PubCo’s directors or officers judgments of courts of the United States predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States; and (ii) entertain original actions brought in the Cayman Islands against PubCo or PubCo’s directors or officers predicated upon the securities laws of the United States or any state in the United States. Although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign judgment, without any re-examination or re-litigation of matters adjudicated upon, provided such judgment: (a) is given by a foreign court of competent jurisdiction; (b) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (c) is final and conclusive; (d) is not in respect of taxes, a fine or a penalty; (e) was not obtained by fraud; and (f) is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands. However, the Cayman Islands courts are unlikely to enforce a judgment obtained from the United States courts under civil liability provisions of the securities laws if such judgment is determined by the courts of the Cayman Islands to give rise to obligations to make payments that are penal or punitive in nature. As the courts of the Cayman Islands have yet to rule on making such a determination, it is uncertain whether such civil liability judgments from United States courts would be enforceable in the Cayman Islands. A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere. Subject to the above limitations, in appropriate circumstances, a Cayman Islands court may give effect in the Cayman Islands to other kinds of final foreign judgments such as declaratory orders, orders for performance of contracts and injunctions

Shareholders of Cayman Islands exempted companies like PubCo have no general rights under Cayman Islands law to inspect corporate records (other than the memorandum and articles of association, the register of mortgages and charges and any special resolutions passed by shareholders of such companies) or to obtain copies of lists of shareholders of these companies. PubCo’s directors shall have discretion under the PubCo Articles that will effect upon the effective time of the Reincorporation Merger, to determine whether or not, and under what conditions, PubCo’s corporate records may be inspected by PubCo’s shareholders, but are not obliged to make them available to PubCo’s shareholders. This may make it more difficult for PubCo’s shareholders to obtain the information needed to establish any facts necessary for a shareholder motion or to solicit proxies from other shareholders in connection with a proxy contest.

As a result of all of the above, PubCo’s shareholders may have more difficulty in protecting their interests in the face of actions taken by management, members of the PubCo Board or controlling shareholders than they would as public shareholders of a company incorporated in the United States.

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Economic substance legislation of the Cayman Islands may adversely impact PubCo or its operations.

Pursuant to the International Tax Cooperation (Economic Substance) Act, 2018 of the Cayman Islands, or the ES Act, that came into force on January 1, 2019, a “relevant entity” conducting a “relevant entity” is required to satisfy the economic substance test set out in the ES Act. A “relevant entity” includes an exempted company incorporated in the Cayman Islands as is PubCo. There are nine designated “relevant activities” under the ES Act, and for so long as PubCo is carrying on activities which falls within any of the designated relevant activities, it shall comply with all applicable requirements under the ES Act. If the only business activity that PubCo carries on is to hold equity participation in other entities and only earns dividends and capital gains, then based on the current interpretation of the ES Act, PubCo is a “pure equity holding company” and will therefore only be subject to the minimum substance requirements, which require PubCo to (i) comply with all applicable requirements under the Companies Act and (ii) have adequate human resources and adequate premises in the Cayman Islands for holding and managing equity participations in other entities. However, there can be no assurance that PubCo will not be subject to more requirements under the ES Act. Uncertainties over the interpretation and implementation of the ES Act may have an adverse impact on PubCo’s business and operations.

The Financial Action Task Force’s Increased Monitoring of the Cayman Islands.

In February 2021, the Cayman Islands was added to the Financial Action Task Force (“FATF”) list of jurisdictions whose anti-money laundering practices are under increased monitoring, commonly referred to as the “FATF grey list.” When the FATF places a jurisdiction under increased monitoring, it means the country has committed to swiftly resolve the identified strategic deficiencies within agreed timeframes and is subject to increased monitoring during that time frame. In its October 2021 plenary, the FATF positively recognized the ongoing efforts of the Cayman Islands to improve its anti-money laundering and counter-terrorist financing regime. Despite the progress the Cayman Islands is making on satisfying the final outstanding recommendations (being considered as compliant or largely compliant in 39 of the FATF’s 40 recommendations and having completed 61 out of 63 FATF recommendation actions), it is still unclear how long this designation will remain in place and what ramifications, if any, the designation will have for PubCo.

If PubCo or any of its subsidiaries are characterized as a PFIC for U.S. federal income tax purposes, U.S. Holders may suffer adverse tax consequences.

A non-U.S. corporation generally will be treated as a PFIC for U.S. federal income tax purposes, in any taxable year if either (1) at least 75% of its gross income for such year is passive income or (2) at least 50% of the value of its assets (generally based on an average of the quarterly values of the assets) during such year is attributable to assets that produce or are held for the production of passive income. Based on the current and anticipated composition of the income, assets and operations of PubCo and its subsidiaries, PubCo does not believe it will be treated as a PFIC for the taxable year that includes the Business Combination. However, there can be no assurances in this regard or any assurances that PubCo will not be treated as a PFIC in any future taxable year. Moreover, the application of the PFIC rules is subject to uncertainty in several respects, and PubCo cannot assure you that the IRS will not take a contrary position or that a court will not sustain such a challenge by the IRS.

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Whether PubCo or any of its subsidiaries qualify as a PFIC for any taxable year is a factual determination that depends on, among other things, the composition of PubCo’s income and assets, and the market value of its and its subsidiaries’ shares and assets. Changes in the composition of PubCo’s income or composition or any of its subsidiaries’ assets may cause PubCo to be or become a PFIC for the current or subsequent taxable years. Whether PubCo is treated as a PFIC for U.S. federal income tax purposes is a factual determination that must be made annually at the close of each taxable year and, thus, is subject to significant uncertainty.

If PubCo is a PFIC for any taxable year, a U.S. Holder of PubCo’s ordinary shares may be subject to adverse tax consequences and may incur certain information reporting obligations. U.S. Holders of PubCo Ordinary Shares and PubCo warrants are strongly encouraged to consult their own advisors regarding the potential application of these rules to PubCo and the ownership of its ordinary shares, rights and warrants.

If a U.S. Holder is treated as owning at least 10% of the PubCo Ordinary Shares, such U.S. Holder may be subject to adverse U.S. federal income tax consequences.

For U.S. federal income tax purposes, if a U.S. Holder is treated as owning (directly, indirectly or constructively) at least 10% of the value or voting power of PubCo’s ordinary shares, such person may be treated as a “United States shareholder” with respect to PubCo, or any of its subsidiaries, if PubCo or such subsidiary is a “controlled foreign corporation.” If PubCo has one or more U.S. subsidiaries, certain of PubCo’s non-U.S. subsidiaries could be treated as a controlled foreign corporation regardless of whether PubCo is treated as a controlled foreign corporation (although there are recently promulgated final and currently proposed Treasury regulations that may limit the application of these rules in certain circumstances).

Certain United States shareholders of a controlled foreign corporation may be required to report annually and include in their U.S. federal taxable income their pro rata share of the controlled foreign corporation’s “Subpart F income” and, in computing their “global intangible low-taxed income,” “tested income” and a pro rata share of the amount of certain U.S. property (including certain stock in U.S. corporations and certain tangible assets located in the United States) held by the controlled foreign corporation regardless of whether such controlled foreign corporation makes any distributions. The amount includable by a United States shareholder under these rules is based on a number of factors, including potentially, but not limited to, the controlled foreign corporation’s current earnings and profits (if any), tax basis in the controlled foreign corporation’s assets, and foreign taxes paid by the controlled foreign corporation on its underlying income. Failure to comply with these reporting obligations (or related tax payment obligations) may subject such United States shareholder to significant monetary penalties and may extend the statute of limitations with respect to such United States shareholder’s U.S. federal income tax return for the year for which reporting (or payment of tax) was due. PubCo cannot provide any assurances that it will assist U.S. Holders in determining whether PubCo or any of its subsidiaries are treated as a controlled foreign corporation for U.S. federal income tax purposes or whether any U.S. Holder is treated as a United States shareholder with respect to any of such controlled foreign corporations or furnish to any holder information that may be necessary to comply with reporting and tax paying obligations if PubCo, or any of its subsidiaries, is treated as a controlled foreign corporation for U.S. federal income tax purposes.

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The proposed Business Combination may be delayed or ultimately prohibited since such initial business combination may be subject to regulatory review and approval requirements, including pursuant to foreign investment regulations and review by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”).

The Business Combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review certain direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. If CFIUS determines that an investment threatens national security, CFIUS has the power to impose restrictions on the investment or recommend that the President prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.

We do not believe that any of the facts or relationships with respect to the Business Combination would subject the proposed Business Combination to regulatory review by a U.S. government entity or authority, including review by CFIUS, or result in a material delay of the consummation of the Business Combination. Moreover, the parties believe that PubCo is not a Technologies, critical Infrastructure and personal Data U.S. business, as that term is defined in 31 C.F.R. § 800.248, and as a result, it is not mandatory to submit a CFIUS filing with respect to the Business Combination.

Nevertheless, Alpha Star and the Sponsor have equity holders that may have ties with non-U.S. persons, and therefore, we risk CFIUS intervention, before or after closing the Business Combination. If CFIUS determines it has jurisdiction, CFIUS may decide to recommend a block or delay the Business Combination, or impose conditions with respect to it, which may delay or prevent us from consummating the Business Combination. The process of government review, whether by CFIUS or otherwise, could be lengthy. Because Alpha Star has only a limited time to complete its initial business combination, a failure to obtain any required approvals within the requisite time period may require Alpha Star to liquidate. If it is unable to consummate the Business Combination within the applicable time period required, including as a result of extended regulatory review, Alpha Star will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to Alpha Star but net of taxes payable (and less up to $50,000 of interest to pay liquidation expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Alpha Star Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Alpha Star’s board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to Alpha Star’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from the Business Combination and the potential appreciation in value of such investment. Additionally, the Alpha Star Warrants will become worthless.

If the Adjournment Proposal is not approved, Alpha Star’s Board of Directors will not have the ability to adjourn the extraordinary general meeting to a later date.

If, at the extraordinary general meeting, the chairman presiding over the extraordinary general meeting determines that it would be in the best interests of Alpha Star to adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt one or more proposals presented to shareholders for a vote, the chairman presiding over the extraordinary general meeting will seek approval to adjourn the extraordinary general meeting to a later date or dates. If the Adjournment Proposal is not approved, the chairman will not have the ability to adjourn the extraordinary general meeting to a later date in order to solicit further votes. In such event, the Business Combination would not be completed.

If the Business Combination is not completed, potential target businesses may have leverage over Alpha Star in negotiating a business combination, Alpha Star’s ability to conduct due diligence on a business combination as it approaches its dissolution deadline may decrease, and it may have insufficient working capital to continue to pursue potential target businesses, each of which could undermine its ability to complete a business combination on terms that would produce value for Alpha Star shareholders.

Any potential target business with which Alpha Star enters into negotiations concerning an initial business combination will be aware that Alpha Star must complete its initial business combination by June 15, 2025. Consequently, if Alpha Star is unable to complete this Business Combination, a potential target business may obtain leverage over it in negotiating an initial business combination, knowing that if Alpha Star does not complete its initial business combination with that particular target business, it may be unable to complete its initial business combination with any target business. This risk will increase as Alpha Star gets closer to the timeframe described above. In addition, Alpha Star may have limited time to conduct due diligence and may enter into its initial business combination on terms that it would have rejected upon a more comprehensive investigation. Additionally, Alpha Star may have insufficient working capital to continue efforts to pursue a business combination.

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The Reincorporation Merger may not qualify as a reorganization under Code Section 368(a) or may be taxable under Code Section 367(a), potentially causing U.S. Holders of Alpha Star shares and/or warrants to recognize gain for U.S. federal income tax purposes.

It is intended that the Reincorporation Merger qualifies as an “F reorganization” within the meaning of Code Section 368(a)(1)(F) and does not result in gain being recognized by U.S. Holders of Alpha Star shares or warrants immediately prior to the Effective Time. This intended tax result is referred to as the” Intended Tax Treatment”. The Intended Tax Treatment is discussed in more detail below under the caption, “Material Tax Considerations —  U.S. Federal Income Tax Considerations -- Effects of the Reincorporation Merger on U.S. Holders.”

The parties intend to report the Reincorporation Merger in a manner consistent with the Intended Tax Treatment. There are several requirements of a factual nature that must be met in order for the Reincorporation Merger to qualify for the Intended Tax Treatment. Among these requirements are the requirements that Alpha Star retain none of its assets following the Reincorporation Merger (other than de minimis assets needed to wind up its affairs) and that, following the Reincorporation Merger, the former shareholders of Alpha Star own shares in PubCo in proportions identical to their ownership of Alpha Star shares (without taking into account stock acquired by the Xdata shareholder) before the Reincorporation Merger. Tax Counsel has provided Alpha Star with an Opinion that, provided that these factual requirements are met, the Reincorporation Merger will qualify as an F reorganization under Code Section 368(a) and the U.S. Holders of Alpha Star shares and/or warrants will not recognize gain or loss as a result of the Reincorporation Merger. If any of these factual requirements are not met, the Reincorporation Merger will not qualify as a reorganization.

Under Code Section 367(a), any noncorporate U.S. Holder who owns, actually or constructively, 5% or more (by vote or value), of the outstanding PubCo Ordinary Shares immediately after the Reincorporation Merger (taking into account stock owned by certain related persons but not stock subsequently acquired by XDATA shareholder) must, in order to realize the Intended Tax Treatment, enter into a valid “gain recognition agreement” with the IRS with respect to the transferred Alpha Star shares and/or warrants. Corporate U.S. Holders may also be required to recognize gain under Code Section 367(a) depending on several factors relating to their structure and ownership and to their and certain related parties’ ownership interests in PubCo after the Reincorporation Merger.

In addition, as discussed in the Opinion, the IRS may assert, under the “step transaction doctrine”, that the combination of the Reincorporation Merger and the other transactions constituting the Business Combination should be recast as a different transaction that could cause the U.S. Holders of Alpha warrants to be taxed on the exchange of those warrants for PubCo Warrants. While the circumstances under which the step transaction doctrine can be applied are not entirely clear, the Tax Counsel will opine that the application of the step transaction doctrine would not be sustainable in the case of the Business Combination.

Opinions of counsel are not binding on the IRS and Alpha Star does not intend to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Reincorporation Merger or the application of the step transaction doctrine. Accordingly, no assurance can be given that the IRS will not challenge the Intended Tax Treatment or that a court will not sustain a challenge by the IRS.

If, as of the Closing Date, any requirement under Code Section 368(a) is not met, then a U.S. Holder of Alpha Star shares and/or warrants will recognize gain or loss in an amount equal to the difference, if any, between the fair market value (as of the Closing Date) of PubCo Ordinary Shares and/or PubCo Warrants received in the Reincorporation Merger, over such U.S. Holder’s aggregate tax basis in the corresponding Alpha Star shares and or warrants surrendered by such U.S. Holder in the Reincorporation Merger. If the IRS successfully applies the step transaction doctrine to the Combination Merger, then a U.S. Holder of Alpha Star Warrants will recognize gain in an amount equal to the difference, if any, between the fair market value (as of the Closing Date) of PubCo Warrants received in the Reincorporation Merger over such U.S. Holder’s aggregate tax basis in the corresponding Alpha Star Warrants surrendered by such U.S. Holder in the Reincorporation Merger.

U.S. Holders of Alpha Star shares and/or warrants are urged to consult their own tax advisors to determine the tax impact on them if the Reincorporation Merger does not qualify as a reorganization or if the IRS successfully asserts the step transaction doctrine, as well as the impact on them of Code Section 367(a).

Apart from the tax consequences of the Reincorporation Merger, U.S. Holders are also urged to consult their own tax advisors to determine the impact on them of the PFIC rules.

Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for immediate suspension and delisting for failure to meet the 36-month requirement in Nasdaq Rule IM 5101-2(b) to complete a business combination, and Alpha Star’s securities were suspended from trading on Nasdaq upon receiving a delisting determination letter from Nasdaq after the 36-month window ended on December 13, 2024.

Nasdaq Rule IM 5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement, which, in the case of Alpha Star, would be December 13, 2024. Nasdaq Rule IM 5810-1 provides that Nasdaq will inform a company that its securities are immediately subject to suspension and delisting in the event that the company fails to comply with rule IM 5101-2. Nasdaq Rule 5815 was amended effective October 7, 2024 to provide for the immediate suspension and delisting upon issuance of a delisting determination letter for failure to meet the requirement in Nasdaq Rule IM 5101-2. Nasdaq may only reverse the determination if it finds it made a factual error applying the applicable rule, which is unlikely if Nasdaq provides the delisting determination letter after the 36-month window.

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On December 16, 2024, Alpha Star received a written notice from the Listing Qualifications Department of Nasdaq stating that the Staff had determined that Alpha Star’s securities would be delisted from Nasdaq pursuant to Nasdaq Listing Rule IM-5101-2, since Alpha Star failed to complete its initial business combination by December 13, 2024. Alpha Star did not appeal the delisting determination. As a result, at the opening of business on December 23, 2024, Alpha Star’s securities were suspended from trading on Nasdaq. Further, a Form 25-NSE will be filed with the SEC, which will remove Alpha Star’s securities from listing and registration on Nasdaq.

On December 27, 2024, Alpha Star held an extraordinary shareholder meeting and approved the proposal to extend the date by which it must consummate a business combination to June 15, 2025. In connection with the shareholders meeting to vote for such extension, the public shares are entitled to exercise the redemption right and 880,335 public shares tendered for redemption. The total redemption payment was $10,819,317.15 and was distributed in January 2025.

Alpha Star currently has its units, ordinary shares, rights and warrants traded on the OTC Pink Open Market, which could limit investors’ ability to make transactions in Alpha Star’s securities and subject Alpha Star to additional trading restrictions. Alpha Star will no longer be attractive as a merger partner if it is no longer listed on an exchange. Alpha Star would face significant material adverse consequences, including:

●	a limited availability of market quotations for Alpha Star’s securities;

●	reduced demand and liquidity for Alpha Star’s securities;

●	a determination that Alpha Star’s securities constitute a “penny stock,” which will require brokers trading in Alpha Star to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for Alpha Star’s securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or pre-empts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Since Alpha Star’s securities are subject to delisting from Nasdaq, they would no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and Alpha Star would be subject to regulation in each state in which it offers its securities, including in connection with its initial business combination, which may make it more difficult and costly to complete a business combination. In addition, Alpha Star’s shareholders could be prohibited from trading in Alpha Star’s securities absent registration in the state where such shareholders live. To date Alpha Star has not registered Alpha Star’s securities in any state and does not currently plan to do so. This may make it difficult or impossible for Alpha Star’s shareholders to trade in Alpha Star’s securities.

Risks Related to Alpha Star’s Business and Operations

Alpha Star’s shareholders will have a reduced ownership and voting interest after consummation of the Business Combination and will exercise less influence over management.

Upon the issuance of PubCo Ordinary Shares to Alpha Star and XDATA shareholders, current Alpha Star shareholders’ percentage ownership will be diluted. Taking into account (a) the conversion of the Alpha Star Rights, every seven (7) of which will automatically and irrevocably be converted into one (1) Alpha Star Ordinary Share, which will be converted into one (1) PubCo Ordinary Share at the First Effective Time; and (b) the potential sources of dilution (i.e., (i) 10% of the issued and outstanding PubCo Ordinary Shares as of the Closing Date reserved for the equity incentive plan of PubCo; and (ii) 5,750,000 PubCo Ordinary Shares underlying the Alpha Star Public Warrants and 165,000 PubCo Ordinary Shares underlying the Alpha Star Private Warrants), and assuming no public shareholders exercise their redemption rights, that no ordinary shares are issued in connection with additional financings, current Alpha Star shareholders’ percentage ownership in PubCo following the Business Combination would be 34.80%. Under the same assumptions and assuming that 50% of public shares that could be redeemed in connection with the Business Combination are redeemed in connection with the Business Combination, current Alpha Star shareholders’ percentage ownership in PubCo upon the consummation of the Business Combination would be 34.78%. Under the same assumptions and assuming that the maximum number of public shares that could be redeemed in connection with the Business Combination are redeemed in connection with the Business Combination, current Alpha Star shareholders’ percentage ownership in PubCo upon the consummation of the Business Combination would be 34.76%. The percentage of PubCo Ordinary Shares that will be owned by current Alpha Star shareholders as a group will vary based on the number of Alpha Star Ordinary Shares for which the holders thereof request redemption in connection with the Business Combination. Consequently, Alpha Star’s shareholders, as a group, will have reduced ownership and voting power in PubCo compared to their ownership and voting power in Alpha Star.

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The Sponsor has agreed to vote in favor of the Business Combination, regardless of how Alpha Star Public Shareholders vote.

The Sponsor owns and is entitled to vote an aggregate of approximately 99.3% of the outstanding Alpha Star Ordinary Shares. The Sponsor has agreed to vote their shares in favor of the Business Combination Proposal and the Reincorporation Merger Proposal. The Sponsor has also indicated that they intend to vote its shares in favor of all other proposals being presented at the meeting. Accordingly, it is more likely that the necessary shareholder approval for the Business Combination Proposal, the Reincorporation Merger Proposal and the other proposals will be received than would be the case if these holders agreed to vote its Founder Shares in accordance with the majority of the votes cast by Alpha Star Public Shareholders.

Alpha Star has identified a material weakness in its internal control over financial reporting and may identify additional material weaknesses in the future or fail to maintain an effective system of internal control over financial reporting, which may result in material misstatements of its consolidated financial statements or cause it to fail to meet its periodic reporting obligations, which may adversely affect investor confidence in Alpha Star and, as a result, the value of Alpha Star’s shares.

Alpha Star has identified a material weakness in its internal control over financial reporting as of December 31, 2023, relating to ineffective review and approval procedures over journal entries and financial statement preparation which resulted in errors not being timely identified in previously issued financial statements, such as the misclassification of the trust account balance and deferred underwriting commissions payable as current assets and current liabilities instead of non-current assets and non-current liabilities, respectively. It concluded that the failure to timely identify such accounting errors constituted a material weakness as defined in the SEC regulations. As such, management determined that Alpha Star’s disclosure controls and procedures (as defined in Rules 13a-15 (e) and 15d-15 (e) under the Exchange Act) were not effective as of December 31, 2023.

To respond to this material weakness, Alpha Star has devoted, and plans to continue to devote, significant effort and resources to the remediation and improvement of its internal control over financial reporting. While it has processes to identify and appropriately apply applicable accounting requirements, it plans to enhance our system of evaluating and implementing the complex accounting standards that apply to its financial statements. Alpha Star’s plans at this time include providing enhanced access to accounting literature, research materials and documents and increased communication among its personnel and third-party professionals with whom it consults regarding complex accounting applications. The elements of its remediation plan can only be accomplished over time, and Alpha Star can offer no assurance that these initiatives will ultimately have the intended effects, or that any additional material weaknesses or of financial results will not arise in the future due to a failure to implement and maintain adequate internal control over financial reporting or circumvention of these controls. Even if Alpha Star is successful in strengthening its controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of its financial statements.

As required by SEC rules and regulations implementing Section 404 of the Sarbanes-Oxley Act (as defined in Rules 13a-15(e) and 15- d-15(e) under the Securities Exchange Act of 1934, as amended), Alpha Star’s management is responsible for establishing and maintaining adequate internal control over financial reporting. The internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of Alpha Star’s financial statements for external reporting purposes in accordance with GAAP. Alpha Star’s internal control over financial reporting includes those policies and procedures that: (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of our company, (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors, and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect errors or misstatements in Alpha Star’s financial statements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree or compliance with the policies or procedures may deteriorate. Management assessed the effectiveness of its internal control over financial reporting at December 31, 2023. In making these assessments, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework (2013). Based on its assessments and those criteria, management determined that Alpha Star’s internal control over financial reporting as of December 31, 2023 was not effective.

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Even if Alpha Star’s management concludes that its internal control over financial reporting is effective, its independent registered public accounting firm, after conducting independent testing, may issue a report that is adverse if it is not satisfied with Alpha Star’s internal controls or the level at which its controls are documented, designed, operated, or reviewed, or if the independent registered public accounting firm interprets the relevant requirements differently than Alpha Star does. If Alpha Star fails to maintain the adequacy of its internal control over financial reporting, as these standards are modified, supplemented, or amended from time to time, it may not be able to conclude on an ongoing basis that it has effective internal control over financial reporting in accordance with Section 404, meet its reporting obligations, avoid material misstatements in its financial statements, or anticipate and identify accounting issues or other financial reporting risks that could materially impact its consolidated financial statements. Additionally, ineffective internal control over financial reporting could expose Alpha Star to increased risk of fraud or misuse of corporate assets and subject it to potential delisting from the stock exchange on which it lists, regulatory investigations, and civil or criminal sanctions. Alpha Star may also be required to restate its financial statements from prior periods.

In addition, management has also identified a material weakness in our internal control over financial reporting of PubCo as of December 31, 2024, relating to an ineffective review and approval procedures for journal entries and financial statements preparation which resulted in misstatements not being timely identified in the financial statements. Any failure of PubCo to remediate such weakness or maintain effective disclosure controls and internal control over financial reporting could have an adverse effect on PubCo’s business after the Business Combination, results of operations or financial condition and could cause a decline in the price of the PubCo Ordinary Shares. See “PubCo may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated.”

In the event of liquidation by Alpha Star, third parties may bring claims against Alpha Star and, as a result, the proceeds held in the Trust Account could be reduced and the per-share liquidation price received by shareholders could be less than $10 per share.

Under the terms of the Alpha Star organizational documents, Alpha Star must complete the Business Combination or another business combination by June 15, 2025, or Alpha Star must cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, third parties may bring claims against Alpha Star. If Alpha Star is unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to Alpha Star if and to the extent any claims by a vendor for services rendered or products sold to it, or a prospective target business with which it has discussed entering into a transaction agreement, reduces the amount of funds in the Trust Account to below (i) $10.00 per public share, or (ii) such lesser amount per share of the 100% of the Alpha Star Ordinary Shares sold as part of the Alpha Star Units in its IPO held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under Alpha Star’s indemnity of the underwriter of the initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. Furthermore, the Sponsor will not be liable to public shareholders and instead will only have liability to Alpha Star. Alpha Star has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and, therefore, the Sponsor may not be able to satisfy those obligations. Alpha Star has not asked the Sponsor to reserve for such eventuality. Therefore, the per-share distribution from the Trust Account in such a situation may be less than the approximately $10.00 estimated to be in the Trust Account as of two (2) business days prior to the Extraordinary General Meeting date, due to such claims.

Additionally, if Alpha Star is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it which is not dismissed, or if Alpha Star otherwise enters compulsory or court supervised liquidation, the proceeds held in the Trust Account could be subject to applicable bankruptcy law and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of its shareholder. To the extent any bankruptcy claims deplete the Trust Account, Alpha Star may not be able to return to its public shareholder at least $10.00 per share. Further, in such an event the Alpha Star Rights and Alpha Star Warrants will expire worthless.

If Alpha Star’s shareholders fail to properly demand redemption rights, they will not be entitled to convert their Alpha Star Ordinary Shares into a pro rata portion of the Trust Account.

Alpha Star shareholders holding public shares may demand that Alpha Star convert their public shares into a pro rata portion of the Trust Account, calculated as of two (2) business days prior to the Extraordinary General Meeting. To demand redemption rights, Alpha Star shareholders must deliver their shares (either physically or electronically) to Alpha Star’s transfer agent no later than two (2) business days prior to the Extraordinary General Meeting. Any shareholder who fails to properly demand redemption rights by delivering his, her or its shares will not be entitled to convert his, her or its shares into a pro rata portion of the Trust Account. See the section of this proxy statement/prospectus titled “Extraordinary General Meeting of Alpha Star Shareholders—Redemption Rights” for the procedures to be followed if you wish to convert your shares to cash.

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Activities taken by existing Alpha Star shareholders to increase the likelihood of approval of the Business Combination Proposal, the Reincorporation Merger Proposal and other proposals could have a depressive effect on the Alpha Star Ordinary Shares.

At any time prior to the Extraordinary General Meeting, during a period when they are not then aware of any material nonpublic information regarding Alpha Star or its securities, Alpha Star, the Sponsor, Alpha Star’s officers and directors, XDATA, the XDATA officers and directors and/or their respective affiliates may purchase Alpha Star Ordinary Shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal or the Reincorporation Merger Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire shares of Alpha Star Ordinary Shares or vote their shares of Alpha Star Ordinary Shares in favor of the Business Combination Proposal and the Reincorporation Merger Proposal. The purpose of such purchases and other transactions would be to increase the likelihood of approval of the Business Combination Proposal and the Reincorporation Merger Proposal by the holders of a majority of the outstanding shares of Alpha Star Ordinary Shares. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares owned by the Sponsor for nominal value. Entering into any such arrangements may have a depressive effect on the Alpha Star Ordinary Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares of Alpha Star Ordinary Shares at a price lower than market and may therefore be more likely to sell the Alpha Star Ordinary Shares he owns, either prior to or immediately after the Extraordinary General Meeting.

In addition, if such purchases are made, the public “float” of PubCo Ordinary Shares following the Business Combination and the number of beneficial holders of PubCo Ordinary Shares may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of such securities on Nasdaq or another national securities exchange or reducing the liquidity of the trading market for PubCo Ordinary Shares.

There is no guarantee that an Alpha Star shareholder’s decision to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.

There is no assurance as to the price at which an Alpha Star shareholder may be able to sell its PubCo Ordinary Shares in the future following the completion of the Transactions or shares with respect to any alternative business combination. Certain events following the consummation of any initial business combination, including the Transactions, may cause an increase in the share price, and may result in a lower value realized now than a shareholder of Alpha Star might realize in the future had the shareholder not redeemed its shares. Similarly, if a shareholder does not redeem its shares, the shareholder will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that a shareholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A shareholder should consult the shareholder’s tax and/or financial advisor for assistance on how this may affect its individual situation.

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If Alpha Star is unable to complete the Business Combination or another business combination by June 15, 2025, Alpha Star will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, Alpha Star Public Shareholders may only receive $10 per share (or less than such amount in certain circumstances) and the Alpha Star rights and warrants will expire worthless.

If Alpha Star is unable to complete the Business Combination or another business combination within the required time period, Alpha Star will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Alpha Star to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Alpha Star public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Alpha Star’s remaining shareholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to Alpha Star’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such case, Alpha Star Public Shareholders may only receive $10 per share, and the Alpha Star rights and warrants will expire worthless. In certain circumstances, Alpha Star Public Shareholders may receive less than $10.00 per share on the redemption of their shares.

Alpha Star’s shareholders may be held liable for claims by third parties against Alpha Star to the extent of distributions received by them.

If Alpha Star is unable to complete the Business Combination or another business combination within the required time period, Alpha Star will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Alpha Star to pay taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Alpha Star public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Alpha Star’s remaining shareholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to Alpha Star’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Alpha Star cannot assure you that it will properly assess all claims that may be potentially brought against Alpha Star. As a result, Alpha Star’s shareholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its shareholders may extend well beyond the third anniversary of the date of distribution. Accordingly, Alpha Star cannot assure you that third parties will not seek to recover from its shareholders amounts owed to them by Alpha Star.

Additionally, if Alpha Star is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by Alpha Star’s shareholders. Because Alpha Star intends to distribute the proceeds held in the Trust Account to its public shareholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public shareholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, Alpha Star’s board of directors may be viewed as having breached their fiduciary duties to its creditors and/or may have acted in bad faith, and thereby exposing itself and Alpha Star to claims of punitive damages, by paying public shareholders from the Trust Account prior to addressing the claims of creditors. Alpha Star cannot assure you that claims will not be brought against it for these reasons.

Alpha Star may be a target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Business Combination from being completed.

Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into business combination agreements or similar agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on Alpha Star’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Transactions, then that injunction may delay or prevent the Transactions from being completed. Currently, Alpha Star is not aware of any securities class action lawsuits or derivative lawsuits being filed in connection with the Transactions.

Risks Related to XDATA’s Business and Operations

“We,” “us,” “our company” and “our” in this sub-section are references to XDATA, together with its consolidated subsidiaries as a consolidated entity, unless the context requires otherwise.

Our limited operating history makes it difficult to evaluate our current business and future prospects, and our recent success may not be indicative of our future results of operations.

We began our business in 2022 and, as a result, have only a limited operating history upon which to evaluate our business and future prospects. We have encountered and will continue to encounter risks and difficulties frequently experienced by rapidly growing companies in constantly evolving industries, including the risks described in this document. If we do not address these risks successfully, our business, financial condition and results of operations will be adversely affected and the market value of our common stock could decline. Further, because we have limited historical financial data and we operate in a rapidly evolving market, any predictions about our future revenues and expenses may not be as accurate as they would be if we had a longer operating history or operated in a more predictable market.

You should not consider our revenue growth rate in recent periods as indicative of our future performance. You should not rely on our revenues for any prior quarterly or annual periods as an indication of our future revenues or revenue growth. If we are unable to maintain revenue growth, it may be difficult for us to achieve and maintain profitability.

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Our business and operations have experienced rapid growth, and if we do not appropriately manage future growth, if any, or are unable to improve our systems and processes, our business, financial condition and results of operations will be adversely affected.

We have experienced rapid growth in our operations and expect to continue to experience rapid growth in the future. This growth has placed, and may continue to place, significant demands on our management and our operational and financial infrastructure. Our ability to manage our growth effectively will require us to continue to expand our operational and financial infrastructure and to continue to retain, attract, train, motivate and manage our employees. Continued growth could strain our ability to develop and improve our operational, financial and management controls, enhance our reporting systems and procedures, recruit, train and retain highly skilled personnel and maintain client and brand satisfaction.

As we expand our business and operate as a public company, we may find it difficult to maintain our corporate culture while managing our employee growth. See “—Our corporate culture has contributed to our success, and if we cannot maintain it as we grow, we could lose the innovation, creativity and teamwork fostered by our culture, and our business may be adversely affected.” Additionally, our productivity and the quality of our offerings may be adversely affected if we do not integrate and train our new employees quickly and effectively. Failure to manage any future growth effectively could result in increased costs, negatively affect our clients’ satisfaction with our offerings and harm our results of operations. If we fail to achieve the necessary level of efficiency in our organization as we grow, our business, financial condition and results of operations could be harmed.

Additionally, if we do not effectively manage the growth of our business and operations, the quality of our solutions could suffer, which would negatively affect our brand, operating results and overall business. We may not be able to sustain the diversity and pace of improvements to our offerings successfully or implement systems, processes and controls in an efficient or timely manner or in a manner that does not negatively affect our results of operations. Our failure to improve our systems, processes and controls, or their failure to operate in the intended manner, may result in our inability to manage the growth of our business and to forecast our revenues and expenses accurately.

If we are unable to attract new clients or continue to broaden our existing clients’ use of our solutions, our business, financial condition and results of operations could be materially and adversely affected.

To increase our revenues, we will need to continue to attract new clients and succeed in having our current clients expand the use of our solutions across their institutions. In addition, for us to maintain or improve our results of operations, it is important that our clients renew their subscriptions with us on similar or more favorable terms to us when their existing subscription term expires. Our revenue growth rates may decline or fluctuate as a result of a number of factors, including client spending levels, client dissatisfaction with our solution, decreases in the number client customers, changes in the type and size of our clients, pricing changes, competitive conditions, the loss of our clients to other competitors and general economic conditions. We cannot assure you that our current clients will renew or expand their use of our solutions. If we are unable to attract new clients or retain or attract new business from current clients, our business, financial condition and results of operations may be materially and adversely affected. The growth of our business also depends on our ability to develop and maintain resale agreements for third-party solutions through our digital banking platform agreements. If we are unable to develop and maintain resale agreements, our business, financial condition and results of operations may be materially and adversely affected.

Growth of our business will depend on a strong brand and any failure to maintain, protect and enhance our brand would hurt our ability to retain or expand our base of clients.

We believe that a strong brand is necessary to continue to attract and retain clients. We need to maintain, protect and enhance our brand in order to expand our base of clients. This will depend largely on the effectiveness of our marketing efforts, our ability to provide reliable services that continue to meet the needs of our clients at competitive prices, our ability to maintain our clients’ trust, our ability to continue to develop new functionality and use cases, and our ability to successfully differentiate our services and platform capabilities from competitive products and services, which we may not be able to do effectively. While we may choose to engage in a broader marketing campaign to further promote our brand, this effort may not be successful or cost effective. Our brand promotion activities may not generate customer awareness or yield increased revenues, and even if they do, any increased revenues may not offset the expenses we incur in building our brand. If we are unable to maintain or enhance client awareness in a cost-effective manner, our brand and our business, financial condition and results of operations could be materially and adversely affected.

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Our corporate reputation is susceptible to damage by actions or statements made by adversaries in legal proceedings, current or former employees or clients, competitors and vendors, as well as members of the investment community and the media. There is a risk that negative information about our company, even if based on false rumor or misunderstanding, could adversely affect our business. In particular, damage to our reputation could be difficult and time-consuming to repair, could make potential or existing clients reluctant to select us for new engagements, resulting in a loss of business, and could adversely affect our employee recruitment and retention efforts. Damage to our reputation could also reduce the value and effectiveness of our brand name and could reduce investor confidence in us and materially and adversely affect our business, financial condition and results of operations.

We may not accurately predict the long-term rate of client subscription renewals or adoption of our solutions, or any resulting impact on our revenues or results of operations.

Our clients have no obligation to renew their subscriptions for our solutions after the expiration of the subscription term, and our clients, if they choose to renew at all, may renew for fewer products or on less favorable pricing terms. Since we only began operations in 2022, we have limited historical data with respect to rates of client subscription renewals and cannot be certain of anticipated renewal rates. Our renewal rates may decline or fluctuate as a result of a number of factors, including our clients’ satisfaction with our pricing or our solutions or their ability to continue their operations or spending levels. As we sign more contracts, we will generally have an increasing amount of contracts coming up for renewal. If our clients do not renew their subscriptions for our solutions on similar pricing terms, our revenues may decline and it could have a material and adverse effect on our business, financial condition and results of operations.

Additionally, as the markets for our solutions continue to develop, we may be unable to attract new clients based on the same subscription model that we have used historically. Moreover, large or influential financial institution clients may demand more favorable pricing or other contract terms from us. As a result, in the past we have had, and expect to be required in the future, to change our pricing model, reduce our prices or accept other unfavorable contract terms, any of which could materially and adversely affect our business, financial condition and results of operations.

We face intense competition and could lose market share to our competitors, which could adversely affect our business, financial condition and results of operations.

The market for fintech solutions for financial service providers is intensely competitive and characterized by rapid changes in technology and frequent new product introductions and improvements. We anticipate continued challenges from current competitors, including point solution vendors and core processing vendors, many of whom are well-established and enjoy greater resources, as well as from new entrants into the industry, which could include well-established companies with distinct advantages, such as cloud providers, search providers, social media providers and large providers of software to businesses and consumers. If we are unable to anticipate or react to these competitive challenges, our competitive position could weaken, and we could experience a decline in revenues that could adversely affect our business, financial condition and results of operations.

Many of our existing competitors have, and some of our potential competitors could have, substantial competitive advantages such as:

●	greater name recognition and larger client bases;

●	larger sales and marketing budgets and resources;

●	greater client support resources;

●	larger research and development budgets; and

●	substantially greater financial, technical and other resources.

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Potential clients may also prefer to continue their relationship with their existing partner rather than change to a new partner regardless of product performance or features. As a result, even if the features of our softwares and platforms are superior, clients may not purchase our solution. In addition, innovative start-up companies, and larger companies that are making significant investments in research and development, may develop similar or superior products and technologies that compete with our solutions. Our current and potential competitors may also establish cooperative relationships among themselves or with third parties that may further enhance their market position. As a result, our current or potential competitors might be able to adapt more quickly to new technologies and client customer needs, devote greater resources to the promotion or sale of their products and services, initiate or withstand substantial price competition, take advantage of acquisitions or other opportunities more readily, or develop and expand their product and service offerings more quickly than we can. Further, conditions in our industry could change rapidly and significantly as a result of technological advancements. These competitive pressures in our market or our failure to compete effectively may result in price reductions, reduced revenues and gross margins and loss of market share. If our clients do not renew their subscriptions for our solutions on similar or more favorable terms to us, our revenues may decline and it could have a material and adverse effect on our business, financial condition and results of operations.

We derive most of our revenues from clients in the financial services industry, and any downturn, consolidation or decrease in technology spend in the financial services industry could materially and adversely affect our business, financial condition and results of operations.

We derive most of our revenues from financial institutions, whose industry has experienced significant pressure in recent years due to economic uncertainty, low interest rates, liquidity concerns and increased regulation. In the recent past, financial institutions have experienced consolidation, distress and failure, and very few new financial institutions are being created. It is possible these conditions may continue into the future, and even if conditions improve for financial institutions, there can be no guarantee that these conditions will not reoccur. If any of our clients fail or merge with, or are acquired by, other entities, such as financial institutions that have internally developed banking technology solutions or that are not our clients or use our solutions less, our business, financial condition and results of operations could be materially and adversely affected. Additionally, changes in management of our clients could result in delays or cancelations of the implementation of our solutions. It is also possible that consolidation among financial institutions could decrease the number of registered users by causing registered users to opt for fewer and deeper financial institution relationships, and larger financial institutions that result from business combinations could have greater leverage in negotiating price or other terms with us or could decide to replace some or all of the elements of our solutions.

Our business, financial condition and results of operations could also be materially and adversely affected by weak economic conditions in the financial services industry. Any downturn in the financial services industry may cause our clients to reduce their spending on technology or to seek to terminate or renegotiate their contracts with us. Moreover, even if the overall economy is robust, economic fluctuations caused by things such as the U.S. Federal Reserve altering the federal funds target range may cause potential new clients and existing clients to become less profitable and therefore forego or delay purchasing our solutions or reduce the amount of spend with us, which could materially and adversely affect our business, financial condition and results of operations.

If the market for fintech solutions develops more slowly than we expect or changes in a way that we fail to anticipate, our sales would suffer and our business, financial condition and results of operations could be materially and adversely affected.

Use of, and reliance on, fintech solutions is still at a relatively early stage, and we do not know whether financial institutions will continue to adopt fintech solutions such as ours in the future or whether the market will change in ways we do not anticipate. Many financial institutions have invested substantial personnel and financial resources in legacy software, and these institutions may be reluctant, unwilling or unable to convert from their existing systems to our solutions. Furthermore, these financial institutions may be reluctant, unwilling or unable to use fintech solutions due to various concerns such as the security of their data and reliability of the delivery model. These concerns or other considerations may cause financial institutions to choose not to adopt our fintech solutions or to adopt them more slowly than we anticipate, either of which would adversely affect our business, financial condition and results of operations. Our future success also depends on our ability to sell additional applications and functionality to our current and prospective clients. As we create new applications and enhance our existing solutions, these applications and enhancements may not be attractive to clients. In addition, promoting and selling new and enhanced functionality may require increasingly costly sales and marketing efforts, and if clients choose not to adopt this functionality, our business, financial condition and results of operations could be materially and adversely affected.

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Our business, financial condition and results of operations could be materially and adversely affected if our clients are not satisfied with our fintech solutions or our systems and infrastructure fail to meet their needs.

Our business depends on our ability to satisfy our clients and meet their digital banking needs. Our clients use a variety of network infrastructure, hardware and software and our fintech solutions must support the specific configuration of our clients’ existing systems, including in many cases the solutions of third-party providers. Our implementation expenses increase when clients have unexpected data, network infrastructure, hardware or software technology challenges, or complex or unanticipated business or regulatory requirements. In addition, our clients may require complex acceptance testing related to the implementation of our solutions. Implementation delays may also require us to delay revenue recognition under the related sales agreement longer than expected. Further, because we do not fully control our clients’ implementation schedules, if our clients do not allocate the internal resources necessary to meet implementation timelines or if there are unanticipated implementation delays or difficulties, our revenue recognition may be delayed.

Further, any failure of or delays in our systems could cause service interruptions or impaired system performance. If sustained or repeated, these performance issues could reduce the attractiveness of our solutions to new and existing clients, cause us to lose clients, decrease our revenues and lower our renewal rates by existing clients, each of which could materially and adversely affect our business, financial condition and results of operations. In addition, negative publicity resulting from issues related to our client relationships, regardless of accuracy, may adversely affect our ability to attract new clients and maintain and expand our relationships with existing clients.

If the use of our fintech solutions increases, or if our clients demand more advanced features from our solutions, we will need to devote additional resources to improving our solutions, and we also may need to expand our technical infrastructure at a more rapid pace than we have in the past. This would involve spending substantial amounts to increase our cloud services infrastructure, purchase or lease data center capacity and equipment, upgrade our technology and infrastructure and introduce new or enhanced solutions. It takes a significant amount of time to plan, develop and test changes to our infrastructure, and we may not be able to accurately forecast demand or predict the results we will realize from such improvements. There are inherent risks associated with changing, upgrading, improving and expanding our technical infrastructure. Any failure of our solutions to integrate effectively with future infrastructure and technologies could reduce the demand for our solutions, resulting in client dissatisfaction, which could materially and adversely affect our business, financial condition and results of operations. Also, any expansion of our infrastructure would likely require that we appropriately scale our internal business systems and services organization, including implementation and client support services, to serve our growing client base. If we are unable to respond to these changes or fully and effectively implement them in a cost-effective and timely manner, our service may become ineffective, we may lose clients and our business, financial condition and results of operations could be materially and adversely affected.

A breach or other compromise of our security measures could result in unauthorized access to personal information about our clients’ customers and other individuals and other data, or disruptions to our systems or operations, which could materially and adversely impact our reputation, business, financial condition and results of operations.

Certain elements of our solutions process and store personal information (“PI”), including banking and payment data and other PI regarding our clients’ customers, and we may also have access to PI during various stages of the implementation process or during the course of providing client support. We, like other organizations, particularly in the fintech sector, routinely are subject to cybersecurity threats, privacy breaches, insider threats, data breaches or other incidents that may either result in threatened or actual exposure resulting in unauthorized access, disclosure and misuse of PI or other information regarding clients, client customers, vendors, employees, third-party providers, or our company and business, and our technologies, systems and networks have been subject to attempted cybersecurity attacks. Information security risks for banking and technology companies such as ours have significantly increased in recent years in part because of the proliferation of new technologies, the use of the internet and telecommunications technologies to conduct financial transactions, and the increased sophistication and activities of organized crime, hackers, terrorists and other external parties. Because of our position in the financial services industry, we believe that we are likely to continue to be a target of such threats and attacks. Additionally, geopolitical events and resulting government activity could also lead to information security threats and attacks by affected jurisdictions and their sympathizers.

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There can be no assurance that our current safety and security measures will prevent damage to, or interruption or breach of, our information systems and operations. Given the unpredictability of the timing, nature and scope of cybersecurity attacks and other security-related incidents, our technology may fail to adequately secure the data and PI we maintain in our databases and we cannot entirely eliminate the risk of improper or unauthorized access to or disclosure of data or PI, other security events that impact the integrity or availability of data, PI or our systems and operations, and data contained in such systems and operations, or the related costs we may incur to mitigate the consequences from such events. Additionally, we cannot guarantee that our insurance coverage would be sufficient to cover all losses. Further, our fintech solutions involves flexible and complex software solutions and there is a risk that configurations of, or defects in, the solutions or errors in implementation could create vulnerabilities to security breaches or incidents. There may be unlawful attempts to disrupt or gain access to our information technology systems that may result in unauthorized access to or disclosure of client customer PI or other data and disrupt our or our clients’ operations. We may be unable to anticipate or prevent techniques used to obtain unauthorized access or to sabotage systems, react in a timely manner or implement adequate preventative measures. Additionally, our customers may integrate our solutions with certain third-party systems used by our clients which may have access to PI and other data about our clients. Our ability to monitor such third-parties’ security measures is limited, and a vulnerability in a third-party system with which we integrate could result in unauthorized access to or disclosure, modification, misuse, loss or destruction of our clients’ and client customers’ PI and other data, including our business information. Any of the foregoing could result in a material adverse effect on our business, reputation, financial condition and results of operations.

Cybersecurity attacks and other malicious internet-based activity continue to increase, evolve in nature and become more sophisticated, and providers of digital products and services have been and are expected to continue to be targeted. Threats to our computer systems or clients may result from human error, fraud or malice on the part of employees or third parties, including state-sponsored organizations with significant financial and technological resources, or from accidental technological failure. In addition to traditional computer “hackers,” malicious code (such as viruses and worms), phishing, ransomware, social engineering attacks, employee theft, unauthorized access or misuse and denial-of-service attacks, sophisticated criminal networks as well as nation-state and nation-state supported actors now engage in attacks, including advanced persistent threat intrusions. Current or future criminal capabilities, discovery of existing or new vulnerabilities and attempts to exploit those vulnerabilities or other developments, may compromise or breach our systems or solutions. In the event our protection efforts are unsuccessful and our systems or solutions are compromised, we could suffer substantial harm.

Any cybersecurity attacks, security breaches, phishing attacks, ransomware attacks, computer malware, computer viruses, computer hacking attacks, unauthorized access, coding or configuration errors or similar incidents experienced by us could result in operational disruptions and the loss, compromise or corruption of client or client customer data (including PI) or data we rely on to provide our solutions, including our analytics initiatives and offerings, and impair our ability to provide our solutions and meet our clients’ requirements, resulting in decreased revenues and otherwise adversely affecting our business, financial condition and results of operations. Any such incidents may also result in regulatory investigations and orders, litigation, disputes, investigations, indemnity obligations, damages for contract breach or penalties for violation of applicable laws or regulations. Also, our reputation could suffer irreparable harm, causing our current and prospective clients to decline to use our solutions in the future. Further, we could be forced to expend significant financial and operational resources in response to a security breach, including repairing system damage, increasing security protection costs by deploying additional personnel and modifying or enhancing our protection technologies, investigating and remediating any information security vulnerabilities and defending against and resolving legal and regulatory claims, all of which could divert resources and the attention of our management and key personnel away from our business operations and materially and adversely affect our business, financial condition and results of operations.

National and international regulations may require us or our clients to notify governmental entities and individuals of data security incidents involving certain types of PI or information technology systems. Security compromises experienced by others in our industry, our clients, or us may lead to public disclosures and widespread negative publicity. Any security compromise in our industry, whether actual or perceived, could erode client confidence in the effectiveness of our security measures, negatively impact our ability to attract new clients, cause existing clients to elect not to renew or expand their use of our solutions or subject us to third-party lawsuits, regulatory fines or other actions or liabilities, which could materially and adversely affect our business, financial condition and results of operations.

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If we are not able to detect and identify activity on our platform that might be nefarious in nature or design processes or systems to reduce the impact of similar activity at our clients and/or client customers could suffer harm. In such cases, we could face exposure to legal claims, particularly if the client and/or client customer suffered actual harm. We cannot ensure that any limitations of liability provisions in our client and user agreements and other contracts for a security lapse or breach or other security-related matter would be enforceable or adequate or would otherwise protect us from any liabilities or damages with respect to any particular claim. We also cannot ensure that our existing insurance coverage will continue to be available on acceptable terms or will be available in sufficient amounts to cover one or more large claims related to a security incident or breach, or that the insurer will not deny coverage as to any future claim. The successful assertion of one or more large claims against us that exceed available insurance coverage, or the occurrence of changes in our insurance policies, including premium increases or the imposition of large deductible or co-insurance requirements, could adversely affect our reputation and our business, financial condition and results of operations.

In addition, we may be contractually required to comply with certain legal and technical standards related to data security and privacy and meet certain service levels. A data security compromise or operational disruption impacting us or one of our critical vendors, or system unavailability or damage due to other circumstances, may constitute a material breach and give rise to a client’s right to terminate its contract with us. In these circumstances, it may be difficult or impossible to cure such a breach in order to prevent clients from potentially terminating their contracts with us. Furthermore, although our client contracts typically include limitations on our potential liability, we cannot ensure that such limitations of liability would be adequate. We also cannot be sure that our existing general liability insurance coverage and coverage for errors or omissions will be available on acceptable terms or will be available in sufficient amounts to cover one or more claims, or that our insurers will not deny or attempt to deny coverage as to any future claim. The successful assertion of one or more claims against us, the inadequacy or denial of coverage under our insurance policies, litigation to pursue claims under our policies or the occurrence of changes in our insurance policies, including premium increases or the imposition of large deductible or coinsurance requirements, could materially and adversely affect our business, financial condition and results of operations.

Technological advances in AI may in the future disrupt the fintech industry, which could significantly reduce the demand for our services or otherwise adversely impact our business or reputation if we are unable to successfully keep pace and navigate this evolving environment.

We use machine learning and AI technologies in our business, and we are making investments in expanding AI capabilities in our products, services and tools, including developing and improving product features using AI technologies. However, AI technologies are complex and rapidly evolving, and we face significant competition from other companies as well as an evolving regulatory landscape. The proliferation of new and emerging AI technologies, such as generative AI, in the fintech industry may require additional investment in the development of proprietary datasets and machine learning models, new approaches and processes to provide attribution or remuneration to creators of training data and appropriate protections and safeguards for handling the use of customer data with AI technologies, which may be costly and could impact our expenses. Ultimately, our failure to incorporate AI technologies in our product offerings in a timely, effective and compliant manner may place us at a competitive disadvantage, reducing demand for our offerings and adversely affecting our business results.

The introduction of AI technologies into new or existing products may result in new or enhanced governmental or regulatory scrutiny, confidentiality or security risks, ethical concerns, legal liability or other complications that could adversely affect our business, reputation and financial results. For example, AI technologies incorporated into our product offerings may use algorithms, datasets or training methodologies that may be flawed or contain deficiencies that may be difficult to detect which, in turn, may create customer content that is factually inaccurate, biased or otherwise flawed. If our customers or others rely on or use such content to their detriment, it may lead to adverse outcomes, which may expose us to reputational harm, competitive harm or legal liability. Additionally, the use of certain AI technologies, including generative AI, may place our and our customers’ confidential information at risk if adequate security measures are not employed. Further, the intellectual property ownership and license rights, including copyright, surrounding AI technologies has not been fully addressed by U.S. courts or other federal or state laws or regulations, and the use or adoption of third-party AI technologies into our products and services may result in exposure to claims of copyright infringement or other intellectual property misappropriation.

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The legislative, judicial and regulatory landscapes relating to AI are evolving and may impact our ability to use AI, and could limit our ability to operate and expand our business, cause revenue to decline and adversely affect our business. The actual or perceived failure to comply with regulatory requirements and laws relating to AI could result in significant liability or reputational harm.

Uncertainty in the legal regulatory regime relating to AI may require significant resources to modify and maintain business practices to comply with U.S. and non-U.S. laws, the nature of which cannot be determined at this time. Several jurisdictions around the globe, including Europe and certain U.S. states, have already proposed or enacted laws governing AI. For example, in the United States, an Executive Order was issued on the Safe, Secure and Trustworthy Development and Use of AI, emphasizing the need for transparency, accountability and fairness in the development and use of AI. The order seeks to balance fostering innovation with addressing risks associated with artificial intelligence by providing eight guiding principles and priorities, such as ensuring that consumers are protected from fraud, discrimination and privacy risks related to artificial intelligence. The order also calls for future regulations from various agencies, such as the U.S. Federal Trade Commission (to ensure fair competition and reduce consumer harm) and, in alignment with the order, other agencies have published guidance, such as the Cybersecurity and Infrastructure Security Agency. Further, European legislators have politically agreed to a stringent AI regulation, the EU AI Act, with fines in excess of those under the European Union’s General Data Protection Regulation (the “GDPR”), and we expect other jurisdictions will adopt similar laws. The EU AI Act has significant implications for all stakeholders involved in the development, use and provision of AI systems and includes requirements around transparency, conformity assessments and monitoring, risk assessments, human oversight, security and accuracy.

Other jurisdictions may decide to adopt similar or more restrictive legislation that may render the use of such technologies challenging. Additionally, certain privacy laws extend rights to individuals (such as the right to delete certain personal data) and regulate automated decision making, which may be incompatible with our AI features or our use of AI. These obligations may lead to regulatory fines or penalties or prevent or limit our use of AI. If we cannot use AI, or that use is restricted, our business may be less efficient, or we may be at a competitive disadvantage. We are implementing various initiatives that are designed to address potential AI risks; however, these initiatives may prove insufficient to mitigate potential risks.

Our products are marketed to and used by financial institutions, who are subject to extensive laws and regulations regarding the business functions and activities performed on our software solutions. Changes to any applicable statutes, regulations, rules or policies including the interpretation or implementation of statutes, regulations, rules or policies could affect us in substantial and unpredictable ways including limiting the types of software products we may offer, and increasing the ability of third parties to offer competing services and products to financial institutions. Assuring that our products adapt to changes in the compliance obligations or expectations of our customers requires significant expense and devotion of resources on our part which may adversely affect our ability to operate profitably.

Our clients and prospective clients, as financial institutions, are highly regulated and are generally required to comply with stringent regulations in connection with performing business functions that our solutions address. As a provider of fintech solutions services to such financial institutions, we may in the future be subject to examination by various regulatory authorities, and we may also be required to review and perform due diligence on certain of our clients. Matters subject to review and examination by the regulatory authorities and external auditors include, but are not limited to, our internal information technology controls in connection with our performance of data processing services, the agreements giving rise to those processing activities and the design of our solutions, as well as our systems and technical infrastructure, management and financial condition. While many of our operations are not directly subject to the same regulations applicable to financial institutions, we are legally and contractually obligated to our clients to provide software solutions and maintain internal systems and processes that comply with certain regulations applicable to them. Compliance with current or future digital accessibility, privacy, data protection and information security laws to which our financial institution clients are subject could result in higher compliance and technology costs and could restrict our ability to fully exploit our capabilities or provide certain products and services, which could materially and adversely affect our profitability. Our failure to offer products and solutions which directly or indirectly comply with such laws, including as interpreted and applied by courts and regulators, could result in potentially significant regulatory and/or governmental investigations and/or actions, litigation, fines, sanctions and damage to our reputation and our brand. In recent years, there has been increasing enforcement activity in the areas of digital accessibility, privacy, data protection and information security in various markets in which our customers operate.

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Any inability to satisfy regulatory or contractual expectations in connection with applicable regulations and guidance could adversely affect our ability to conduct our business, including attracting and maintaining clients, require significant costs to correct, harm our reputation, or lead to liability to third parties, including our customers or their consumers. Further, if we have to make changes to our internal processes and solutions as result of applicable regulations or guidance or findings from examinations, we could be required to invest substantial additional time and funds and divert time and resources from other corporate purposes to remedy any identified deficiency or gap.

The evolving, complex and often unpredictable regulatory and litigation environment in which our clients operate could result in our failure to provide compliant solutions, which could result in clients not purchasing our solutions or terminating their contracts with us or the imposition of fines or other liabilities for which we may be responsible or for which our clients may seek indemnity from us. In addition, authorities may attempt to further regulate our activities in the future which could materially and adversely affect our business, financial condition and results of operations. For example, existing laws, regulations and guidance could be amended or interpreted differently by regulators in a manner that imposes additional costs and has a negative impact on our existing operations or that limits our future growth. In addition, new regulations could require costly changes in our processes, infrastructure or personnel. Finally, actions by regulatory authorities could influence both the decisions our clients make concerning the purchase of our solutions and the timing and implementation of these decisions. Substantial research and development and other corporate resources have been and will continue to be applied to adapt our solutions to this evolving, complex and often unpredictable regulatory environment.

Privacy and data security concerns, data collection and transfer restrictions, contractual obligations and Estonian and foreign laws, regulations and industry standards related to data privacy, security and protection could limit the use and adoption of our fintech solutions and materially and adversely affect our business, financial condition and results of operations.

In operating our business and providing services and solutions to our clients, we collect, use, store, transmit and otherwise process sensitive employee and client data, including PI regarding client customers and other individuals, in and across multiple jurisdictions, including at times, across national borders. As a result, we are subject to a variety of laws and regulations in Estonia and around the world, as well as contractual obligations and industry standards, regarding data privacy, security and protection. In many cases, these laws, regulations and industry standards apply not only to third-party transactions, but also to transfers of information between or among us, our subsidiaries and other parties with which we have commercial relationships.

Data privacy, information security, and data protection are significant issues in the United States and globally. The regulatory framework governing the collection, processing, storage, use and sharing of certain information, particularly financial and other PI, is rapidly evolving and is likely to continue to be subject to uncertainty and varying interpretations. The occurrence of unanticipated events and development of evolving technologies often rapidly drives the adoption of legislation or regulation affecting the use, collection or other processing of data and manner in which we conduct our business. Although we endeavor to comply with our privacy policies and documentation, we may at times fail to do so or be alleged to have failed to do so. Any failure or perceived failure by us to comply with our privacy policies or any applicable privacy, security or data protection, information security or consumer protection-related laws, regulations, orders or industry standards in one or more jurisdictions could expose us to costly litigation, significant awards, fines or judgments, civil and/or criminal penalties or negative publicity, and could materially and adversely affect our business, financial condition and results of operations.

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We expect that there will continue to be new proposed and adopted laws, regulations and industry standards concerning privacy, data protection and information security in Estonia and other jurisdictions in which we operate. Internationally, many jurisdictions have established their own data privacy and security legal framework with which we or our clients may need to comply as client customers travel outside Estonia, including, but not limited to, the European Union (“EU”). The EU’s data protection landscape is currently evolving, resulting in possible significant operational costs for internal compliance and risk to our business. The EU has adopted the General Data Protection Regulation (“GDPR”), which went into effect in May 2018 and contains numerous requirements and changes from previously existing EU law, including more robust obligations on data processors and heavier documentation requirements for data protection compliance programs by companies. In particular, under the GDPR, fines of up to 20 million euros or up to 4% of the annual global revenues of the noncompliant company, whichever is greater, could be imposed for violations of certain of the GDPR’s requirements. Such penalties are in addition to any civil litigation claims by clients and data subjects.

Because the interpretation and application of many data privacy and protection laws along with contractually imposed industry standards are uncertain, it is possible that these laws may be interpreted and applied in a manner that is inconsistent with our existing data management practices, solutions or platform capabilities. Any failure or perceived failure by us to comply with our posted privacy policies, changing consumer expectations, evolving laws, rules and regulations, industry standards, or contractual obligations to which we or such third parties are or may become subject, may result in actions or other claims against us by governmental entities or private actors, the expenditure of substantial costs, time and other resources or the incurrence of significant fines, penalties or other liabilities. In addition, any such action, particularly to the extent we were found to be guilty of violations or otherwise liable for damages, would damage our reputation and adversely affect our business, financial condition and results of operations.

We cannot yet fully determine the impact these or future laws, rules, regulations and industry standards may have on our business or operations. Any such laws, rules and regulations may be inconsistent among different jurisdictions, subject to differing interpretations or may conflict with our current or future practices. Additionally, our clients may be subject to differing privacy laws, rules and legislation, which may mean that they require us to be bound by varying contractual requirements applicable to certain other jurisdictions. Adherence to such contractual requirements may impact our collection, use, processing, storage, sharing and disclosure of various types of information including financial information and other PI, and may mean we become bound by, or voluntarily comply with, self-regulatory or other industry standards relating to these matters that may further change as laws, rules and regulations evolve. Complying with these requirements and changing our policies and practices may be onerous and costly, and we may not be able to respond quickly or effectively to regulatory, legislative and other developments. These changes may in turn impair our ability to offer our existing or planned features, products and services and/or increase our cost of doing business. As we expand our client base, these requirements may vary from client to client, further increasing the cost of compliance and doing business.

Our quarterly and annual results of operations are likely to fluctuate in future periods.

We expect to experience quarterly and/or annual fluctuations in our results of operations due to a number of factors, many of which are outside of our control. This makes our future results difficult to predict and could cause our results of operations to fall below expectations or our predictions. Factors that might cause quarterly or annual fluctuations in our results of operations include:

●	the timing of large subscriptions and client renewals or failure to renew;

●	our ability to attract new clients and retain and grow revenues from existing clients;

●	our ability to maintain, expand, train and achieve an acceptable level of production from our sales and marketing teams;

●	our ability to find and nurture successful sales opportunities;

●	the timing of our introduction of new solutions or updates to existing solutions;

●	the success of our clients’ businesses;

●	new government regulations;

●	changes in our pricing policies or those of our competitors;

●	the amount and timing of our expenses related to the expansion of our business, operations and infrastructure;

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●	any impairment of our intangible assets, capitalized software, long-lived assets and goodwill;

●	future costs related to acquisitions of content, technologies or businesses and their integration;

●	natural disasters, outbreaks of disease or public health crises, such as the COVID-19 pandemic; and

●	general economic conditions.

Any one of the factors above, or the cumulative effect of some or all of the factors referred to above, may result in significant fluctuations in our quarterly and annual results of operations. This variability and unpredictability could result in our failure to meet or exceed our internal operating plan. In addition, a percentage of our operating expenses is fixed in nature and is based on forecasted financial performance. In the event of revenue shortfalls, we may not be able to mitigate the negative impact on our results of operations quickly enough to avoid short-term impacts.

Because we recognize revenues from our solution over the terms of our client agreements, the impact of changes in the subscriptions for our solution will not be immediately reflected in our operating results.

We generally recognize revenues from subscription fees paid by clients over their contractual term. As a result, the substantial majority of the revenues we report in each quarter is related to agreements entered into during previous quarters.  Consequently, a change in the level of new client agreements or implementations in any quarter may have a small impact on our revenues in that quarter but will affect our revenues in future quarters. Accordingly, the effect of significant downturns in sales and market acceptance of our solutions, or changes in our rate of renewals, may not be fully reflected in our results of operations until future periods. Our subscription model also makes it difficult for us to rapidly increase our revenues through additional sales in any period, as we generally recognize subscription revenues from new clients over the applicable subscription terms.

Our sales cycle can be unpredictable, time-consuming and costly, which could materially and adversely affect our business, financial condition and results of operations.

Our sales process involves educating prospective clients and existing clients about the use, technical capabilities and benefits of our solutions and typically lasts from one to six months or longer. Prospective clients often undertake a prolonged evaluation process, which typically involves not only our solutions, but also those of our competitors. We may spend substantial time, effort and money on our sales and marketing efforts without any assurance that our efforts will produce any sales. It is also difficult to predict the level and timing of sales opportunities that come from our referral partners. Events affecting our clients’ businesses may occur during the sales cycle that could affect the size or timing of a purchase, contributing to more unpredictability in our business and results of operations. As a result of these factors, we may face greater costs, longer sales cycles and less predictability in the future.

Defects, errors or other performance problems in our solutions could harm our reputation, result in significant costs to us, impair our ability to sell our solutions and subject us to substantial liability.

Our softwares and platforms are complex and may contain defects or errors when implemented or when new functionality is released, as we may modify, enhance, upgrade and implement new systems, procedures and controls to reflect changes in our business, technological advancements and changing industry trends. Despite extensive testing, from time to time we have discovered and may in the future discover defects or errors in our solutions. Any performance problems or defects in our solutions could materially and adversely affect our business, financial condition and results of operations. Defects, errors or other similar performance problems or disruptions, whether in connection with day-to-day operations or otherwise, could be costly for us, damage our clients’ businesses, harm our reputation and result in reduced sales or a loss of, or delay in, the market acceptance of our solutions. In addition, if we have any such errors, defects or other performance problems, our clients could seek to terminate their contracts, elect not to renew their subscriptions, delay or withhold payment or make claims against us. Any of these actions could result in liability, lost business, increased insurance costs, difficulty in collecting accounts receivable, costly litigation or adverse publicity, which could materially and adversely affect our business, financial condition and results of operations. Additionally, our software utilizes open-source software and any defects or security vulnerabilities in such open-source software could materially and adversely affect our business, financial condition and results of operations.

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We rely on our management team and other key employees, and the loss of one or more key employees could harm our business.

Our success and future growth depend upon the continued services of our management team, in particular our chief executive officer, and other key employees, including in the areas of research and development, marketing, sales, services and general and administrative functions. From time to time, there may be changes in our management team resulting from the hiring or departure of executives, which could disrupt our business. We also are dependent on the continued service of our existing development professionals because of the complexity of our solutions, including complexity arising as a result of the regulatory requirements that are applicable to our clients and, to a lesser extent, us, and the pace of technology changes impacting our clients. We may terminate any employee’s employment at any time, with or without cause, and any employee may resign at any time, with or without cause. The loss of one or more of our key employees could harm our business.

Because competition for key employees is intense, we may not be able to attract and retain the highly skilled employees we need to support our operations and future growth.

Competition for executive officers, software developers and other key employees in our industry is intense. In particular, we compete with many other companies for executive officers, for software developers with high levels of experience in designing, developing and managing software, as well as for skilled sales and operations professionals and knowledgeable customer support professionals, and we may not be successful in attracting the professionals we need. Competition for software development and engineering personnel is intense. We may have difficulty hiring and retaining suitably skilled personnel or expanding our research and development organization. In addition, job candidates and existing employees often consider the actual and potential value of the equity awards they receive as part of their overall compensation. Thus, if the perceived value or future value of our stock declines, our ability to attract and retain highly skilled employees may be adversely affected. In addition, many of our existing employees may exercise vested options and then sell our stock, which may make it more difficult for us to retain key employees. If we fail to attract and retain new employees, our business and future growth prospects could be harmed.

Our corporate culture has contributed to our success, and if we cannot maintain it as we grow, we could lose the innovation, creativity and teamwork fostered by our culture, and our business may be adversely affected.

We believe our corporate culture is one of our fundamental strengths, as we believe it enables us to attract and retain top talent and deliver superior results for our clients. As we grow and transition from a private company to a public company, we may find it difficult to preserve our corporate culture, which could reduce our ability to innovate and operate effectively. In turn, the failure to preserve our culture could negatively affect our ability to attract, recruit, integrate and retain employees, continue to perform at current levels and effectively execute our business strategy, which could materially and adversely affect our business, financial condition and results of operations.

Uncertain or weakened economic conditions could materially and adversely affect our industry, business, financial condition and results of operations.

Our overall performance depends on economic conditions, which may be challenging at various times in the future. Financial developments seemingly unrelated to us or our industry could materially and adversely affect us. Domestic economies have, from time to time, been impacted by falling demand for a variety of goods and services, tariffs and other trade issues, threatened sovereign defaults and ratings downgrades, restricted credit, poor liquidity, reduced corporate profitability, volatility in credit and equity markets, bankruptcies and overall uncertainty. We cannot predict the timing, strength or duration of the current or any future potential economic slowdown in the United States. These conditions affect the rate of technology spending generally and could adversely affect our clients’ ability or willingness to purchase and retain our solutions, delay prospective clients’ purchasing decisions, reduce the value or duration of their subscriptions or affect renewal rates, any of which could materially and adversely affect our business, financial condition and results of operations.

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If we fail to respond to evolving technological requirements or introduce adequate enhancements and new features, our fintech solutions could become obsolete or less competitive.

The market for our solutions is characterized by rapid technological advancements, changes in client requirements and technologies, frequent new product introductions and enhancements and changing regulatory requirements. The life cycles of our solutions are difficult to estimate. Rapid technological changes and the introduction of new products and enhancements by new or existing competitors or large financial institutions could undermine our current market position. Other means of digital or digital banking may be developed or adopted in the future, and our solutions may not be compatible with these new technologies. In addition, the technological needs of and services provided by, financial institutions may change if they or their competitors offer new services to account holders. Maintaining adequate research and development resources to meet the demands of the market is essential. The process of developing new technologies and solutions is complex and expensive. The introduction of new solutions by our competitors, the market acceptance of competitive solutions based on new or alternative technologies or the emergence of new technologies or solutions in the broader financial services industry could render our solutions obsolete or less effective.

The success of any enhanced or new solution depends on several factors, including timely completion, adequate testing and market release and acceptance of the solution. Any new solutions that we develop or acquire may not be introduced in a timely or cost-effective manner, may contain defects or may not achieve the broad market acceptance necessary to generate significant revenues. If we are unable to anticipate client requirements or work with our clients successfully on implementing new solutions or features in a timely manner or enhance our existing solutions to meet our clients’ requirements, our business, financial condition and results of operations could be materially and adversely affected.

As the number of clients that we serve increases, we may encounter implementation challenges, and we may have to delay revenue recognition for some complex engagements, which could materially and adversely affect our business, financial condition and results of operations.

We may face unexpected challenges related to the complexity of our clients’ integration requirements. Our expenses increase when clients have unexpected data, hardware or software technology challenges, or complex or unanticipated business requirements. In addition, our clients typically require complex acceptance testing related to the implementation of our solutions. Implementation delays may also require us to delay revenue recognition under the related client agreement longer than expected. Further, because we do not fully control our clients’ implementation schedules, if our clients do not allocate the internal resources necessary to meet implementation timelines or if there are unanticipated implementation delays or difficulties, our revenue recognition may be delayed. Losses of registered users or any difficulties or delays in implementation processes could cause clients to delay or forego future purchases of our solutions, which could materially and adversely affect our business, financial condition and results of operations.

Shifts over time in the number of account holders and registered users of our solutions, their use of our solutions and our clients’ implementation and client support needs could negatively affect our profit margins.

Our profit margins can vary depending on numerous factors, including the scope and complexity of our implementation efforts, the number of account holders and registered users on our solutions, the type, frequency and volume of their use of our solutions and the level of client support services required by our clients. If we are unable to increase the number of registered users and the number of transactions they perform on our solutions, the types of financial institutions that purchase our solutions change or the mix of solutions purchased by our clients changes, our profit margins could decrease and our business, financial condition and results of operations could be materially and adversely affected.

If we fail to provide high-quality client support, our business and reputation would suffer.

High-quality client support is important to the successful marketing and sale of our solutions and for the renewal of existing client agreements. Providing this level of support requires that our client support personnel have financial services knowledge and expertise, making it difficult for us to hire qualified personnel and scale our support operations. The demand on our client support organization will increase as we expand our business and pursue new clients, and such increased support requirements could require us to devote significant development services and support personnel, which could strain our team and infrastructure and reduce our profit margins. If we do not help our clients quickly resolve any post-implementation issues and provide effective ongoing client support, our ability to sell additional solutions to existing and future clients could suffer and our reputation and our business, financial condition and results of operations could be materially and adversely affected.

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Our ability to raise capital in a timely manner if needed in the future may be limited, or such capital may be unavailable on acceptable terms, if at all. Our failure to raise capital if needed could materially and adversely affect our business, financial condition and results of operations, and any debt or equity issued to raise additional capital may reduce the value of our securities.

We have funded our operations since inception primarily through equity financings and receipts generated from clients.  We cannot be certain when or if our operations will generate sufficient cash to fund our ongoing operations or the growth of our business. We intend to continue to make investments to support our business and may require additional funds. Moreover, we do not expect to be profitable for the foreseeable future. Additional financing may not be available on favorable terms, if at all. If adequate funds are not available on acceptable terms, we may be unable to invest in future growth opportunities, which could adversely affect our business, financial condition and results of operations.

Furthermore, if we issue additional equity securities, shareholders may experience dilution, and the new equity securities could have rights senior to those of our securities. Because our decision to issue securities in a future offering will depend on numerous considerations, including factors beyond our control, we cannot predict or estimate the impact any future incurrence of debt or issuance of equity securities will have on us. Any future incurrence of debt or issuance of equity securities could adversely affect the value of our securities.

Risks Related to PubCo and Its Securities

Certain judgments obtained against PubCo by PubCo’s shareholders may not be enforceable.

PubCo is a company incorporated under the laws of the Cayman Islands. All of XDATA’s assets are located outside of the United States. In addition, after the Business Combination, all of PubCo’s senior executive officers will reside outside of the United States for a significant portion of the time and all are nationals of countries other than the United States. Substantially all of the assets of these persons are located outside the United States. As a result, it may be difficult or impossible for you to bring an action against PubCo or against these individuals in the United States in the event that you believe that your rights have been infringed under the U.S. federal securities laws or otherwise. Even if you are successful in bringing an action of this kind, the laws of the Cayman Islands may render you unable to enforce a judgment against PubCo’s assets or the assets of XDATA’s directors and officers.

If any of PubCo’s directors and senior executives are residents of People’s Republic of China (the “PRC”), shareholder claims that are common in the United States, including securities law class actions and fraud claims, will generally be difficult to pursue as a matter of law or practicality in the PRC. For example, in the PRC, there are significant legal and other obstacles to obtaining information needed for shareholder investigations or litigation outside the PRC or otherwise with respect to foreign entities. Although the local authorities in the PRC may establish a regulatory cooperation mechanism with the securities regulatory authorities of another country or region to implement cross-border supervision and administration, such regulatory cooperation with the securities regulatory authorities in the Unities States has not been efficient in the absence of a mutual and practical cooperation mechanism.

Efforts by PubCo’s shareholders to obtain recourse against the management of PubCo in U.S. courts will likely also be unavailing. It will be difficult for the PubCo’s shareholders to effect service of process upon members of PubCo’s management who reside in the PRC. In addition, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States. In addition, according to the PRC Civil Procedures Law, courts in the PRC will not enforce a foreign judgment against PubCo’s directors and officers if they decide that the judgment violates the basic principles of Chinese law or national sovereignty, security or public interest. Therefore, even if a shareholder were successful in obtaining judgment against an officer or director of PubCo in a U.S. court, recognition and enforcement in the PRC of judgments of a court in the U.S. in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

Currently, there is no public market for the PubCo Ordinary Shares. Alpha Star shareholders cannot be sure that an active trading market will develop for or of the market price of the PubCo Ordinary Shares they will receive or that PubCo will successfully obtain authorization for listing on the Nasdaq.

Upon the consummation of the Business Combination, each Alpha Star Ordinary Share will be converted into the right to receive one PubCo Ordinary Share. PubCo is a newly formed entity and prior to this transaction it has not issued any securities in the U.S. markets or elsewhere nor has there been extensive information about it, its businesses, or its operations publicly available. Alpha Star, XDATA and PubCo have agreed to use their best efforts to cause the PubCo Ordinary Shares to be issued in the Business Combination to be approved for listing on the Nasdaq prior to the effective time of the Business Combination. However, the listing of shares on the Nasdaq does not ensure that a market for the PubCo Ordinary Shares will develop or the price at which the shares will trade. No assurance can be provided as to the demand for or trading price of the PubCo Ordinary Shares following the closing of the Business Combination and the PubCo Ordinary Shares may trade at a price less than the current market price of the Alpha Star Ordinary Shares.

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Even if PubCo is successful in developing a public market, there may not be enough liquidity in such market to enable shareholders to sell their ordinary shares. If a public market for PubCo Ordinary Shares does not develop, investors may not be able to re-sell their PubCo Ordinary Shares, rendering their shares illiquid and possibly resulting in a complete loss of their investment. PubCo cannot predict the extent to which investor interest in PubCo will lead to the development of an active, liquid trading market. The trading price of and demand for the PubCo Ordinary Shares following completion of the Business Combination and the development and continued existence of a market and favorable price for the PubCo Ordinary Shares will depend on a number of conditions, including the development of a market following, including by analysts and other investment professionals, the businesses, operations, results and prospects of PubCo, general market and economic conditions, governmental actions, regulatory considerations, legal proceedings and developments or other factors. These and other factors may impair the development of a liquid market and the ability of investors to sell shares at an attractive price. These factors also could cause the market price and demand for the PubCo Ordinary Shares to fluctuate substantially, which may limit or prevent investors from readily selling their shares and may otherwise affect negatively the price and liquidity of the PubCo Ordinary Shares. Many of these factors and conditions are beyond the control of PubCo or PubCo shareholders.

PubCo’s share price may be volatile and could decline substantially.

The market price of PubCo Ordinary Shares may be volatile, both because of actual and perceived changes in the company’s financial results and prospects, and because of general volatility in the stock market. The factors that could cause fluctuations in PubCo’s share price may include, among other factors discussed in this section, the following:

●	actual or anticipated variations in the financial results and prospects of PubCo or other companies in a similar business;

●	changes in financial estimates by research analysts;

●	changes in the market valuations of other education technology companies;

●	announcements by PubCo or its competitors of expansions, investments, acquisitions, strategic partnerships or joint ventures;

●	mergers or other business combinations involving PubCo;

●	additions and departures of key personnel and senior management;

●	changes in accounting principles;

●	the passage of legislation or other developments affecting PubCo or its industry;

●	the trading volume of PubCo Ordinary Shares in the public market;

●	the release of lockup, escrow or other transfer restrictions on PubCo’s outstanding equity securities or sales of additional equity securities;

●	potential litigation or regulatory investigations;

●	changes in economic conditions, including fluctuations in global and regional economies;

●	financial market conditions;

●	natural disasters, terrorist acts, acts of war or periods of civil unrest; and

●	the realization of some or all of the risks described in this section.

In addition, the stock markets have experienced significant price and trading volume fluctuations from time to time, and the market prices of the equity securities of retailers have been extremely volatile and are sometimes subject to sharp price and trading volume changes. These broad market fluctuations may materially and adversely affect the market price of PubCo Ordinary Shares.

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The sale or availability for sale of substantial amounts of PubCo Ordinary Shares could adversely affect their market price.

Sales of substantial amounts of the PubCo Ordinary Shares in the public market after the completion of the Business Combination, or the perception that these sales could occur, could adversely affect the market price of the PubCo Ordinary Shares and could materially impair PubCo’s ability to raise capital through equity offerings in the future. The PubCo Ordinary Shares listed after the Business Combination will be freely tradable without restriction or further registration under the Securities Act. In connection with the Business Combination, PubCo, Alpha Star and the sole shareholder of XDATA entered into a Lock-Up and Support Agreement, pursuant to which the sole shareholder of XDATA agreed, subject to certain exceptions, not to sell any PubCo Ordinary Shares for six months after the date of the consummation of the Business Combination without the prior written consent of PubCo. Thereafter, PubCo Ordinary Shares to be held by XDATA’s existing shareholder after the Business Combination may be sold in the public market in the future subject to the restrictions in Rule 144 and Rule 701 under the Securities Act and the applicable lockup agreements. There will be 22,917,663 outstanding and issued PubCo Ordinary Shares immediately after the Business Combination, assuming no further redemption of Alpha Star Ordinary Shares. We cannot predict what effect, if any, market sales of securities held by PubCo’s significant shareholders or any other holders or the availability of these securities for future sale will have on the market price of the PubCo Ordinary Shares.

PubCo will issue PubCo Ordinary Shares as consideration for the Business Combination, and PubCo may issue additional PubCo Ordinary Shares or other equity or convertible debt securities without approval of the holders of PubCo Ordinary Shares which would dilute existing ownership interests and may depress the market price of PubCo Ordinary Shares.

PubCo may issue additional PubCo Ordinary Shares or other equity or convertible debt securities of equal or senior rank in the future without approval of the holders of the PubCo Ordinary Shares in certain circumstances. PubCo’s issuance of additional PubCo Ordinary Shares or other equity or convertible debt securities of equal or senior rank would have the following effects: (1) PubCo’s existing shareholders’ proportionate ownership interest may decrease; (2) the amount of cash available per share, including for payment of dividends in the future, may decrease; (3) the relative voting power of each previously outstanding PubCo Ordinary Share may be diminished; and (4) the market price of PubCo Ordinary Shares may decline.

Volatility in PubCo’s share price could subject PubCo to securities class action litigation.

The market price of PubCo Ordinary Shares may be volatile and, in the past, companies that have experienced volatility in the market price of their shares have been subject to securities class action litigation. After the completion of the Business Combination, PubCo may be the target of securities class action litigation and investigations. Securities litigation against PubCo, regardless of the result thereof, could result in substantial costs and divert management’s attention from other business concerns, which could adversely affect PubCo’s business, financial condition and results of operations.

The requirements of being a public company may strain PubCo’s resources, divert PubCo management’s attention and affect PubCo’s ability to attract and retain qualified board members.

Upon the consummation of the Business Combination, PubCo will be subject to the reporting requirements of the Securities Exchange Act of 1934, the Sarbanes-Oxley Act, the Dodd-Frank Act, listing requirements of Nasdaq and other applicable securities rules and regulations. As such, PubCo will incur relevant legal, accounting and other expenses, and these expenses may increase even more if PubCo no longer qualifies as an “emerging growth company,” as defined in Section 2(a) of the Securities Act. The Exchange Act requires, among other things, that PubCo file annual and current reports with respect to PubCo’s business and results of operations. The Sarbanes-Oxley Act requires, among other things, that PubCo maintains effective disclosure controls and procedures and internal control over financial reporting. PubCo may need to hire more employees or engage outside consultants to comply with these requirements, which will increase PubCo’s costs and expenses.

Changing laws, regulations and standards relating to corporate governance and public disclosure are creating uncertainty for public companies, increasing legal and financial compliance costs and making some activities more time-consuming. These laws, regulations and standards are subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. These laws and regulations may increase PubCo’s legal and financial compliance costs and render PubCo’s certain business activities more time-consuming and costly.

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Members of PubCo’s management team have limited experience managing a publicly traded company, interacting with public company investors and complying with the increasingly complex laws pertaining to public companies. PubCo’s management team may not successfully or efficiently manage the transition to being a public company subject to significant regulatory oversight and reporting obligations under the federal securities laws and regulations and the continuous scrutiny of securities analysts and investors. The need to establish the corporate infrastructure demanded of a public company may divert the management’s attention from implementing PubCo’s growth strategy, which could prevent the improvement of PubCo’s business, financial condition and results of operations. Furthermore, these rules and regulations may make it more difficult and more expensive for PubCo to obtain director and officer liability insurance, and consequently PubCo may be required to incur substantial costs to maintain the same or similar coverage. These additional obligations could have a material adverse effect on PubCo’s business, financial condition, results of operations and prospects. These factors could also make it more difficult to attract and retain qualified members of PubCo’s board of directors, particularly to serve on PubCo’s audit committee, compensation committee and nominating committee, and qualified executive officers.

As a result of disclosure of information in this proxy statement/prospectus and in filings required of a public company, XDATA’s business and financial condition will become more visible, which it believes may result in threatened or actual litigation, including by competitors and other third parties. If such claims are successful, XDATA’s business and results of operations could be adversely affected, and, even if the claims do not result in litigation or are resolved in XDATA’s favor, these claims, and the time and resources necessary to resolve them, could cause an adverse effect on XDATA’s business, financial condition, results of operations, prospects and reputation.

Recent market volatility could impact the share price and trading volume of PubCo’s securities.

The trading market for PubCo’s securities could be impacted by recent market volatility. Recent stock run-ups, divergences in valuation ratios relative to those seen during traditional markets, high short interest or short squeezes, and strong and atypical retail investor interest in the markets may impact the demand for PubCo Ordinary Shares.

A possible “short squeeze” due to a sudden increase in demand of PubCo Ordinary Shares that largely exceeds supply may lead to price volatility in PubCo Ordinary Shares. Investors may purchase PubCo Ordinary Shares to hedge existing exposure or to speculate on the price of the PubCo Ordinary Shares. Speculation on the price of PubCo Ordinary Shares may involve both long and short exposures. To the extent aggregate short exposure exceeds the number of PubCo Ordinary Shares available for purchase (for example, in the event that large redemption requests dramatically affect liquidity), investors with short exposure may have to pay a premium to repurchase PubCo Ordinary Shares for delivery to lenders. Those repurchases may in turn, dramatically increase the price of the PubCo Ordinary Shares. This is often referred to as a “short squeeze.” A short squeeze could lead to volatile price movements in the PubCo Ordinary Shares that are not directly correlated to the operating performance of PubCo.

It is not expected that PubCo will pay dividends in the foreseeable future after the proposed Business Combination.

It is expected that PubCo will retain most, if not all, of its available funds and any future earnings to fund the development and growth of PubCo’s business. As a result, it is not expected that PubCo will pay any cash dividends in the foreseeable future.

PubCo’s board of directors will have complete discretion as to whether to distribute dividends. Even if the board of directors decides to declare and pay dividends, the timing, amount and form of future dividends, if any, will depend on the future results of operations and cash flow, capital requirements and surplus, the amount of distributions, if any, received from PubCo’s subsidiaries, PubCo’s financial condition, contractual restrictions and other factors deemed relevant by the board of directors. There is no guarantee that PubCo’s shares will appreciate in value or that the trading price of the shares will not decline.

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If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about PubCo or its business, its ordinary shares price and trading volume could decline.

The trading market for PubCo Ordinary Shares will depend in part on the research and reports that securities or industry analysts publish about PubCo or its business. Securities and industry analysts do not currently, and may never, publish research on PubCo. If no securities or industry analysts commence coverage of PubCo, the trading price for its ordinary shares would likely be negatively impacted. In the event securities or industry analysts initiate coverage, if one or more of the analysts who cover PubCo downgrade its securities or publish inaccurate or unfavorable research about its business, its stock price would likely decline. If one or more of these analysts cease coverage of PubCo or fail to publish reports on PubCo, demand for its ordinary shares could decrease, which might cause its ordinary share price and trading volume to decline.

PubCo’s amended and restated memorandum and articles of association that will become effective immediately prior to the completion of the Business Combination contains anti-takeover provisions that could have a material adverse effect on the rights of holders of PubCo Ordinary Shares.

In connection with the Business Combination, PubCo will adopt an amended and restated memorandum and articles of association. PubCo’s post-closing memorandum and articles of association will contain provisions to limit the ability of others to acquire control of PubCo or cause PubCo to engage in change-of-control transactions. These provisions could have the effect of depriving PubCo shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of PubCo in a tender offer or similar transaction. For example, PubCo’s board of directors will have the authority to issue any additional shares, provided such issuance will not exceed the authorized share capital of PubCo, without any approval required from the shareholders.

Because PubCo is a foreign private issuer and is exempt from certain Nasdaq corporate governance standards applicable to U.S. issuers, you will have less protection than you would have if it were a domestic issuer.

PubCo’s status as a foreign private issuer exempts it from compliance with certain Nasdaq corporate governance requirements if it instead complies with the statutory requirements applicable to a Cayman Islands exempted company. The statutory requirements of PubCo’s home country of Cayman Islands, do not strictly require a majority of its board to consist of independent directors unless required by the applicable listing rules. Thus, although a director must act in the best interests of PubCo, it is possible that fewer board members will be exercising independent judgment and the level of board oversight on the management of the company may decrease as a result. In addition, the Nasdaq Listing Rules also require U.S. domestic issuers to have an independent compensation committee with a minimum of two members, a nominating committee, and an independent audit committee with a minimum of three members. PubCo, as a foreign private issuer, with the exception of needing an independent audit committee composed of at least three members, is not subject to these requirements. The Nasdaq Listing Rules may also require shareholder approval for certain corporate matters that PubCo’s home country’s rules do not. Following Cayman Islands governance practices, as opposed to complying with the requirements applicable to a U.S. company listed on Nasdaq, may provide less protection to you than would otherwise be the case.

Although as a foreign private issuer PubCo is exempt from certain corporate governance standards applicable to U.S. domestic issuers, if PubCo cannot satisfy, or continue to satisfy, the initial listing requirements and other rules of Nasdaq, PubCo’s securities may not be listed or may be delisted, which could negatively impact the price of its securities and your ability to sell them.

PubCo will seek to have its securities approved for listing on Nasdaq in connection with the Business Combination. PubCo cannot assure you that it will be able to meet those initial listing requirements at that time. Even if PubCo’s securities are listed on Nasdaq, it cannot assure you that its securities will continue to be listed on Nasdaq.

In addition, following the Business Combination, in order to maintain its listing on Nasdaq, PubCo will be required to comply with certain rules of Nasdaq, including those regarding minimum shareholders’ equity, minimum share price, minimum market value of publicly held shares, minimum number of shareholders and various additional requirements. Even if PubCo initially meets the listing requirements and other applicable rules of Nasdaq, PubCo may not be able to continue to satisfy these requirements and applicable rules. If PubCo is unable to satisfy Nasdaq criteria for maintaining its listing, its securities could be subject to delisting.

If Nasdaq does not list PubCo’s securities, or subsequently delists its securities from trading, PubCo could face significant consequences, including:

●	a limited availability for market quotations for its securities;

●	reduced liquidity with respect to its securities;

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●	a determination that its ordinary shares are a “penny stock,” which will require brokers trading in PubCo Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for PubCo Ordinary Shares;

●	limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

If PubCo ceases to qualify as a foreign private issuer, it would be required to comply fully with the reporting requirements of the Exchange Act applicable to U.S. domestic issuers, and it would incur significant additional legal, accounting and other expenses that it would not incur as a foreign private issuer.

As a foreign private issuer, PubCo will be exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements, and its officers, directors and principal shareholders will be exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the Exchange Act. In addition, it will not be required under the Exchange Act to file periodic reports and financial statements with the SEC as frequently or as promptly as United States domestic issuers, and it will not be required to disclose in its periodic reports all of the information that United States domestic issuers are required to disclose. If it ceases to qualify as a foreign private issuer in the future, it would incur significant additional expenses that could have a material adverse effect on its results of operations.

As an exempted company incorporated in the Cayman Islands, PubCo is permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from Nasdaq corporate governance listing standards; these practices may afford less protection to shareholders than they would enjoy if PubCo complied fully with Nasdaq corporate governance listing standards.

PubCo is an exempted company incorporated in the Cayman Islands. Nasdaq market rules permit a foreign private issuer like PubCo to follow the corporate governance practices of PubCo’s home country. Certain corporate governance practices in the Cayman Islands, which is PubCo’s home country, may differ significantly from Nasdaq corporate governance listing standards applicable to domestic U.S. companies.

Among other things, as a matter of Cayman Islands law, PubCo is not required to have: (1) a majority-independent board of directors; (2) a compensation committee consisting of independent directors; (3) a nominating committee consisting of independent directors; or (4) regularly scheduled executive sessions with only independent directors each year, unless otherwise required by its memorandum and articles.

Currently, PubCo does not plan to rely on any exemption offered to foreign private issuers under Nasdaq Stock Market Rules. However, if PubCo relies on any of these exemptions in the future, you may not be provided with the benefits of certain corporate governance requirements of Nasdaq. PubCo may also follow the home country practice for certain other corporate governance practices in the future, which may differ from the requirements of Nasdaq. If PubCo chooses to follow the home country practice, PubCo’s shareholders may be afforded less protection than they would otherwise enjoy under the Nasdaq Stock Market Rules applicable to U.S. domestic issuers.

You may experience difficulties in effecting service of legal process, enforcing foreign judgments or bringing actions outside of the United States against PubCo or its management named in this proxy statement/ prospectus based on foreign laws.

PubCo is an exempted company with limited liability incorporated under the laws of the Cayman Islands. In addition, all of PubCo’s senior executive officers reside outside of the United States for a significant portion of the time and most are nationals of countries other than the United States. As a result, it may be difficult or impossible for you to bring an action against PubCo or against these individuals in the United States in the event that you believe that your rights have been infringed under the U.S. federal securities laws or otherwise. It may also be difficult for you to effect service of process upon PubCo or those persons outside of the United States or to enforce judgments obtained in U.S. courts based on the civil liability provisions of the U.S. federal securities laws against PubCo and its officers and directors. Even if you are successful in bringing an action of this kind, the laws of the Cayman Islands may render you unable to enforce a judgment against PubCo, its assets, directors and officers or their assets. Therefore, you may not be able to enjoy the same protection provided by various U.S. authorities as it is provided to investors in U.S. domestic companies.

PubCo will be an “emerging growth company,” as defined under the federal securities laws, and PubCo cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make PubCo’s securities less attractive to investors.

PubCo will be an “emerging growth company” as defined in the JOBS Act, and it will remain an “emerging growth company” until the earliest to occur of (1) the last day of the fiscal year (a) following the fifth anniversary of the closing of the Business Combination, (b) in which PubCo has total annual gross revenue of at least $1.235 billion or (c) in which PubCo is deemed to be a large accelerated filer, which means the market value of PubCo’s Shares held by non-affiliates exceeds $700 million as of the last business day of the prior second fiscal quarter, and (2) the date on which PubCo issued more than $1.0 billion in non-convertible debt during the prior three-year period. It is expected that PubCo will take advantage of exemptions from various reporting requirements that are applicable to most other public companies, whether or not they are classified as “emerging growth companies,” including, but not limited to, an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that PubCo’s independent registered public accounting firm provide an attestation report on the effectiveness of PubCo’s internal control over financial reporting and reduced disclosure obligations regarding executive compensation.

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In addition, Section 102(b)(1) of the JOBS Act exempts “emerging growth companies” from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. PubCo has not elected to opt out of such extended transition period, which means that when a standard is issued or revised and PubCo has different application dates for public or private companies, PubCo, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of PubCo’s financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.

Furthermore, even after PubCo no longer qualifies as an “emerging growth company,” as long as PubCo continues to qualify as a foreign private issuer under the Exchange Act, PubCo will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including, but not limited to, the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; the sections of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information, or current reports on Form 8-K, upon the occurrence of specified significant events. In addition, PubCo will not be required to file annual reports and financial statements with the SEC as promptly as U.S. domestic companies whose securities are registered under the Exchange Act, and are not required to comply with Regulation FD, which restricts the selective disclosure of material information.

As a result, PubCo’s shareholders may not have access to certain information they deem important. PubCo cannot predict if investors will find PubCo Ordinary Shares less attractive because PubCo relies on these exemptions. If some investors find PubCo Ordinary Shares less attractive as a result, there may be a less active trading market and share price for PubCo Ordinary Shares may be more volatile.

PubCo may be or become a PFIC during a U.S. Holder’s holding period, which could result in adverse U.S. federal income tax consequences to U.S. Holders.

If PubCo or any of its subsidiaries is a PFIC for any taxable year, or portion thereof, that is included in the holding period of a U.S. Holder of the PubCo Ordinary Shares or PubCo Warrants, such U.S. Holder may be subject to certain adverse U.S. federal income tax consequences and may be subject to additional reporting requirements. There is no assurance that PubCo or its subsidiaries are not currently PFICs for U.S. federal income tax purposes for the taxable year of the Business Combination or for foreseeable future taxable years. Moreover, PubCo does not expect to provide a PFIC annual information statement for 2025 or going forward. Please see the section titled “Material Tax Considerations — Material U.S. Federal Income Tax Considerations — PFIC Status of Alpha Star and PubCo” for a more detailed discussion with respect to PubCo’s potential PFIC status and certain tax implications thereof. U.S. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules to holders of the PubCo Ordinary Shares and PubCo Warrants.

PubCo will be required to meet the initial listing requirements to be listed on Nasdaq. However, PubCo may be unable to maintain the listing of its securities in the future.

If PubCo fails to meet the continued listing requirements and Nasdaq delists the PubCo Ordinary Shares, PubCo could face significant material adverse consequences, including:

●	a limited availability of market quotations for PubCo Ordinary Shares;

●	a limited amount of news and analyst coverage for PubCo; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

PubCo will be a “controlled company” under the Corporate Governance Rules of Nasdaq and can rely on exemptions from certain corporate governance requirements that could adversely affect PubCo’s public shareholders.

Roman Eloshvili will hold 18,000,000 PubCo Ordinary Shares giving him a majority of the aggregate voting power of PubCo upon the completion of the Business Combination. Therefore, PubCo will qualify as a “controlled company” under the Corporate Governance Rules of Nasdaq. Under these rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a controlled company and may elect not to comply with certain corporate governance requirements, including the requirement that a majority of its directors be independent, as defined in the Corporate Governance Rules of the Nasdaq and the requirement that the compensation committee and nominating and corporate governance committee of PubCo consist entirely of independent directors. PubCo currently does not intend to rely on these exemptions. However, if PubCo decides to rely on exemptions applicable to controlled company under the Corporate Governance Rules of Nasdaq in the future, its public shareholders will not have the same protections afforded to shareholders of companies that are subject to all of Nasdaq corporate governance requirements.

In addition to the Incentive Plan, PubCo may adopt share incentive plans in the future, which may adversely affect PubCo’s results of operations.

In addition to the Incentive Plan, PubCo may adopt share-based incentive plan in the future, and grant share-based awards to its employees, directors and consultants to incentivize their performance and align their interests with that of PubCo. If PubCo adopts one or more share-based incentive plans and grants share-based compensation in the future, it will be required to account such awards for share-based compensation expenses in accordance with the applicable accounting standards. The Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation generally requires a company to recognize, as an expense, the fair value of share options and other equity incentives to employees based on the fair value of equity awards on the date of the grant, with the compensation expense recognized over the period in which the recipient is required to provide service in exchange for the equity award. If PubCo adopts any such share incentive plan and grants options or other equity incentives in the future, such grants could have dilutive impact on PubCo’s existing shareholders, and cause PubCo to incur significant compensation charges and its results of operations could be adversely affected.

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EXTRAORDINARY GENERAL MEETING OF ALPHA STAR SHAREHOLDERS

General

Alpha Star is furnishing this proxy statement/prospectus to its shareholders as part of the solicitation of proxies by its board of directors for use at the Extraordinary General Meeting of Alpha Star shareholders to be held on May 2, 2025, and at any adjournment or postponement thereof. This proxy statement/prospectus contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement/prospectus is being first mailed on or about April 11, 2025 to all shareholders of record of Alpha Star as of April 2, 2025, the Record Date for the Extraordinary General Meeting for Alpha Star’s shareholders. For “street name” shareholders, all shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting. On the Record Date, there were 2,891,536 Alpha Star Ordinary Shares outstanding.

Date, Time and Place of Extraordinary General Meeting of Alpha Star’s Shareholders

The Extraordinary General Meeting will be held in person in the offices of Han Kun LLP, at 2/F, Rockefeller Center, 620 Fifth Avenue, New York, NY 10020 and virtually at https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1 at 9:00 a.m., Eastern Time, on May 2, 2025, or such other date, time and place to which such meeting may be postponed or adjourned. You may attend the Extraordinary General Meeting virtually by visiting https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1.

Purpose of the Alpha Star Extraordinary General Meeting

At the Extraordinary General Meeting, Alpha Star is asking its shareholders to consider and vote on:

(a)	Proposal No. 1 — The Business Combination Proposal

(b)	Proposal No. 2 — The Reincorporation Merger Proposal

(c)	Proposal No. 3 — The Nasdaq Listing Proposal

(d)	Proposal No. 4 — The Governance Proposal

(e)	Proposal No. 5 — The Incentive Plan Proposal

(f)	Proposal No. 6 — The Director Appointment Proposal

(g)	Proposal No. 7 — The Adjournment Proposal

Recommendation of Alpha Star’s Board of Directors

Alpha Star’s board of directors has determined that each of the proposals outlined above is fair to and in the best interests of Alpha Star and its shareholders and recommended that Alpha Star shareholders vote “FOR” the approval of the Business Combination Proposal, “FOR” the approval of The Reincorporation Merger Proposal, “FOR” the approval of the Nasdaq Listing Proposal, “FOR” the approval of the Governance Proposal, “FOR” the approval of the Incentive Plan Proposal, “FOR” the approval of the Director Appointment Proposal and “FOR” the Adjournment Proposal, if presented.

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Record Date; Persons Entitled to Vote

Alpha Star shareholders will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if they owned Alpha Star Ordinary Shares at the close of business on, which is the Record Date for the Extraordinary General Meeting. Shareholders will have one vote for each Alpha Star Ordinary Share owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 2,891,536 Alpha Star Ordinary Shares outstanding, of which 16,536 were Public Shares.

Vote of the Alpha Star Sponsor

The Sponsor has agreed to vote its shares in favor of the Business Combination and the other Proposals. The Sponsor does not have any redemption rights, including with respect to Alpha Star Ordinary Shares purchased in the Initial Public Offering or in the aftermarket, in connection with the Business Combination. The shares held by the Sponsor have no redemption rights upon Alpha Star’s liquidation and will be worthless if Alpha Star does not effectuate the Business Combination by June 15, 2025. However, the Sponsor is entitled to redemption rights upon Alpha Star’s liquidation with respect to any Alpha Star Ordinary Shares it may own.

Quorum

A quorum is the minimum number of Alpha Star Ordinary Shares that must be present to hold a valid meeting. A quorum will be present at the Alpha Star Extraordinary General Meeting if one or more shareholders holding at least 50% of the issued and outstanding Alpha Star Ordinary Shares entitled to vote at the meeting are represented at the Extraordinary General Meeting in person or by proxy (or, if a corporation or other non-natural person, by duly authorized representative or proxy). Abstentions and broker non-votes will count as present for the purposes of establishing a quorum. The Alpha Star Ordinary Shares are entitled to vote on all matters to be considered at the Extraordinary General Meeting. As of the Record Date, 1,445,768 Alpha Star Ordinary Shares would be required to achieve a quorum.

Vote Required

Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll vote. The proposals to be presented at the Extraordinary General Meeting will require the following votes:

The Business Combination Proposal — The approval of the Business Combination Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

The Reincorporation Merger Proposal — The approval of the Reincorporation Merger Proposal will require a special resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of shareholders holding at least two-thirds of the Alpha Star Ordinary Shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.

The Nasdaq Listing Proposal — The approval of the Nasdaq Listing Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

The Governance Proposal — The approval of the Governance Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

The Incentive Plan Proposal — The approval of the Incentive Plan Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

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The Director Appointment Proposal — The approval of the Director Appointment Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

Adjournment Proposal — The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

Brokers are not entitled to vote on the Business Combination Proposal, the Reincorporation Merger Proposal, the Nasdaq Listing Proposal, the Governance Proposal, the Incentive Plan Proposal, the Director Appointment Proposal or the Adjournment Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

Voting Your Shares — Shareholders of Record

If you are a holder of record of Alpha Star Ordinary Shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

Voting Your Shares — Beneficial Owners

If you hold your Alpha Star Ordinary Shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the Alpha Star Ordinary Shares you beneficially own are properly counted. If you hold your Alpha Star Ordinary Shares in “street name” and you wish to attend the Extraordinary General Meeting and vote in person, you must obtain a legal proxy from the shareholder of record. Holders should contact their broker, bank or nominee for instructions regarding obtaining a proxy.

Revoking Your Proxy

If you are a holder of record of Alpha Star Ordinary Shares and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

●	you may send another signed proxy card to Alpha Star so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

●	you may notify Alpha Star’s board of directors in writing, prior to the vote at the Extraordinary General Meeting, that you have revoked your proxy; or

●	you may attend the Extraordinary General Meeting and vote virtually by visiting https://hankunlaw.zoom.us/j/81466931333?pwd=SKhW15gYa7RJOGx9jPfvXE9bbvAe7w.1, although your attendance alone will not revoke any proxy that you have previously given.

●	if you hold your Alpha Star Ordinary Shares in “street name,” you may submit new instructions on how to vote your shares by contacting your broker, bank or nominee.

Who Can Answer Your Questions About Voting Your Shares

If you are an Alpha Star shareholder and have any questions about how to vote or direct a vote in respect of your Alpha Star Ordinary Shares, you may contact Advantage Proxy, Inc., Alpha Star’s proxy solicitor, at PO Box 13581 Des Moines, WA 98198 or by email at ksmith@advantageproxy.com.

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Redemption Rights

Alpha Star Public Shareholders may redeem their Public Shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Business Combination Proposal and the Reincorporation Merger Proposal. Any Alpha Star Public Shareholder may demand that Alpha Star redeem such Public Shares for a pro rata portion of the funds deposited in the Trust Account including interest earned but net of taxes payable, calculated as of two (2) business days prior to the consummation of the Business Combination in accordance with the Alpha Star Articles. If an Alpha Star Public Shareholder properly seeks redemption as described in this section and the Business Combination is consummated, Alpha Star will redeem their Public Shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Business Combination.

●	Holders of Founder Shares will not have redemption rights with respect to such shares.

●	If you are an Alpha Star Public Shareholder and wish to exercise your redemption rights, you must:

●	submit a written request to Vstock Transfer LLC, Alpha Star’s transfer agent, in which you (i) request that Alpha Star redeem all or a portion of your Public Shares for cash, and (ii) identify yourself as the beneficial holder of the Public Shares and provide your legal name, phone number and address; and

●	either tender your share certificates (if any) to Vstock Transfer LLC, Alpha Star’s transfer agent, or deliver your Public Shares to the transfer agent electronically using The Depository Trust Company’s Deposit/Withdrawal at Custodian (DWAC) System.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to or on April 30, 2025, two (2) business days prior to the Extraordinary General Meeting, in order for their Public Shares to be redeemed. If you hold the shares in “street name,” you will have to coordinate with your broker, bank or nominee to have the Public Shares you beneficially own certificated and delivered electronically.”

Holders of Units must elect to separate the Units into the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

Any Alpha Star Public Shareholder satisfying the requirements for exercising redemption rights will be entitled to a pro rata portion of the amount then in the Trust Account calculated as of two (2) business days prior to the consummation of the Business Combination, including interest earned on the funds in the Trust Account and not previously released to Alpha Star to pay income taxes. Such amount will be paid promptly upon consummation of the Business Combination.

Alpha Star’s transfer agent can be contacted at the following address:

VStock Transfer LLC

18 Lafayette Place

Woodmere, New York 11598

Email: shay@vstocktransfer.com

Tel: (212) 828-8436

Facsimile: (646) 536-3179

Any request for redemption, once made by an Alpha Star Public Shareholder, may be withdrawn at any time prior to the time the vote is taken with respect to the Business Combination Proposal and the Reincorporation Merger Proposal at the Extraordinary General Meeting. If you tender your share certificates (if any) to Alpha Star’s transfer agent and later decide prior to the Extraordinary General Meeting not to elect redemption, you may request that Alpha Star’s transfer agent return your share certificates (physically or electronically). You may make such request by contacting Alpha Star’s transfer agent at the address listed above.

No demand for redemption will be honored unless the holder’s Public Shares have been delivered (either physically or electronically) to the transfer agent in the manner described above no later than two (2) business days prior to the Extraordinary General Meeting.

The closing price of Alpha Star Ordinary Shares on April 2, 2025, the Extraordinary General Meeting Record Date, was $15.47. The cash held in the Trust Account on such date was approximately $370,628. Prior to exercising redemption rights, shareholders should verify the market price of Alpha Star Ordinary Shares as they may receive higher proceeds from the sale of their Alpha Star Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Alpha Star cannot assure its shareholders that they will be able to sell their Alpha Star Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

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If an Alpha Star Public Shareholder exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Alpha Star Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if, prior to the deadline for submitting redemption requests, you properly demand redemption by following the procedure described above, and the Business Combination is consummated.

If an Alpha Star Public Shareholder exercises his, her or its redemption rights, it will not result in the loss of any Public Warrants that he, she or it may hold and, upon consummation of the Business Combination, each Alpha Star Warrant will become exercisable to purchase one PubCo Ordinary Share in lieu of one Alpha Star Ordinary Share for a purchase price of $11.50 per share, subject to adjustment.

Any Alpha Star Public Shareholder who elects to exercise Dissent Rights (see the discussion in this proxy statement/prospectus under the caption, “Extraordinary General Meeting of Alpha Star Shareholders — Appraisal Rights under the Cayman Companies Act”) will lose their right to have their Public Shares redeemed in accordance with the Alpha Star Articles.

For a detailed discussion of the material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see the discussion in this proxy statement/prospectus under the caption, “Material Tax Considerations — Material U.S. Federal Income Tax Considerations.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you should consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

If Alpha Star Public Shareholders fail to take any action with respect to the Extraordinary General Meeting and fail to redeem their Public Shares following the procedure described in this proxy statement/prospectus and the Business Combination is approved by the Alpha Star shareholders and consummated, such Alpha Star Public Shareholders will become shareholders of PubCo.

Ownership of PubCo after the Closing of the Business Combination

The following table presents the anticipated share ownership of various holders of PubCo Ordinary Shares after the completion of the Business Combination, based on the assumption that no additional equity securities of PubCo will be issued at or prior to Closing, including to any PIPE investors, and that there are no Dissenting Alpha Star Shareholders, under the following redemption scenarios:

●	Assuming No Redemptions: This presentation assumes that no Alpha Star Public Shareholder exercises redemption rights with respect to their Public Shares.

●	Assuming 50% Redemptions: This presentation assumes that Alpha Star Public Shareholders holding 11,332 Public Shares will exercise their redemption rights for approximately $148,449.2, assuming a $13.1 per share redemption price and based on funds in the Trust Account as of January 31, 2025.

●	Assuming Maximum Redemptions: This presentation assumes that Alpha Star Public Shareholders holding 22,664 Public Shares will exercise their redemption rights for approximately $296,898.4, assuming a $13.1 per share redemption price and based on funds in the Trust Account as of January 31, 2025, which is the maximum number of Public Shares that could be redeemed by Alpha Star Public Shareholders that allows the consummation of the Business Combination.

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	Assuming No Redemptions(1)		Assuming 50% Redemptions(2)		Assuming Maximum Redemptions(3)
	Shares	%	Shares	%	Shares	%
Holders of PubCo Ordinary Shares without reflecting potential sources of dilution
Alpha Star Public Shareholders(4)	22,664	0.10%	11,332	0.05%	0	-%
Alpha Star Sponsor(5)	3,205,000	13.98%	3,205,000	13.99%	3,205,000	14.00%
Conversion from Alpha Star Public Rights	1,642,857	7.17%	1,642,857	7.17%	1,642,857	7.18%
Conversion from Alpha Star Private Placement Rights	47,142	0.21%	47,142	0.21%	47,142	0.20%
Post-Combination Company ordinary shares issued in the Business Combination to XDATA Shareholders(6)	18,000,000	78.54%	18,000,000	78.58%	18,000,000	78.62%
Total PubCo Ordinary Shares outstanding at Closing	22,917,663	100.00%	22,906,331	100.00%	22,894,999	100.00%
Total PubCo Ordinary Shares outstanding at Closing not reflecting potential sources of dilution	22,917,663	73.63%	22,906,331	73.63%	22,894,999	73.62%
Potential sources of dilution
PubCo Ordinary Shares underlying Alpha Star Public Warrants	5,750,000	18.47%	5,750,000	18.48%	5,750,000	18.49%
PubCo Ordinary Shares underlying Alpha Star Private Warrants	165,000	0.53%	165,000	0.53%	165,000	0.53%
PubCo Ordinary Shares underlying shares issuable under the equity incentive plan of PubCo	2,291,766	7.36%	2,290,633	7.36%	2,289,499	7.36%
Total PubCo Ordinary Shares outstanding at Closing (including shares under Public Warrants and Private Warrants and equity incentive plan shares)	31,124,429	100.00%	31,111,964	100.00%	31,099,498	100.00%
Holders of PubCo Ordinary Shares reflecting potential sources of dilution
Alpha Star Public Shareholders(7)	7,415,521	23.83%	7,404,189	23.80%	7,392,857	23.77%
Alpha Star Sponsor(8)	3,252,142	10.98%	3,417,142	10.98%	3,417,142	10.99%
Post-Combination Company ordinary shares issued in the Business Combination to XDATA Shareholders (9)	20,291,766	65.20%	20,290,633	65.22%	20,289,499	65.24%
Total Pro Forma Equity Value of PubCo Ordinary Shares outstanding at Closing (including shares under Public Warrants and Private Warrants and equity incentive plan shares)(10)	311,244,290		311,119,640		310,994,980
Per Share Pro Forma Equity Value of PubCo Ordinary Shares outstanding at Closing(10)	10		10		10

Notes:

(1)	Assuming that holders of zero Alpha Star Public Shares exercise their redemption rights in connection with the Business Combination.
(2)	Assuming that holders of 11,332 Alpha Star Public Shares exercise their redemption rights in connection with the Business Combination.
(3)	Assuming that holders of 22,664 Alpha Star Public Shares exercise their redemption rights in connection with the Business Combination.
(4)	Does not include Alpha Star Public Warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter to acquire PubCo Ordinary Shares. The Alpha Star Public Warrants represent 11,500,000 redeemable warrants issued in the IPO, each entitling its holder to purchase one-half (1/2) of one Alpha Star Ordinary Share at an exercise price of US$11.50 per whole share, subject to adjustment. In connection with the Business Combination, Alpha Star Public Warrants will be automatically and irrevocably assumed by PubCo and converted into PubCo Warrants each entitling its holder to purchase one-half (1/2) of one PubCo Ordinary Share at a price of US$11.50 per whole share, subject to adjustment.
(5)	Does not include Alpha Star Private Warrants that will remain outstanding immediately following the Business Combination and may be exercised thereafter to acquire PubCo Ordinary Shares. The Alpha Star Private Warrants represent 330,000 warrants sold to Sponsor in the private placement consummated concurrently with the IPO, each entitling its holder to purchase one-half (1/2) of one Alpha Star Ordinary Share at an exercise price of US$11.50 per whole share, subject to adjustment. In connection with the Business Combination, Alpha Star Private Warrants will be automatically and irrevocably assumed by PubCo and converted into PubCo Warrants each entitling its holder to purchase one-half (1/2) of one PubCo Ordinary Share at a price of US$11.50 per whole share, subject to adjustment.

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(6)	Excluding shares reserved for the equity incentive plan of PubCo prior to the date of the Business Combination Agreement.
(7)	Includes 5,750,000 shares underlying 11,500,000 Alpha Star Public Warrants.
(8)	Includes 165,000 shares underlying 330,000 Alpha Star Private Warrants.
(9)	Includes shares reserved for the equity incentive plan of PubCo prior to the date of the Business Combination Agreement.
(10)	In each redemption scenario, the per share pro forma equity value of PubCo Ordinary Shares will be US$10.00 at closing in accordance with the terms of the Business Combination Agreement.

Dilution

Dilution per share to Alpha Star Public Shareholders is determined by its net tangible book value per share, as adjusted, while excluding the Business Combination, while giving effect to material probable or consummated transactions and other material effects on Alpha Star’s net tangible book value per share, from the offering price per share in the Alpha Star IPO paid by Alpha Star Public Shareholders as set forth as follows under the No Redemptions Scenario, the 50% Redemptions Scenario and the Maximum Redemptions Scenario.

	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions

IPO offering price per share	$10	$10	$10
Alpha Star net tangible book value as of June 30, 2024(1)	$(9,835,977)	$(9,835,977)	$(9,835,977)
Adjusted for (2): Changes to Trust account balance	320,035	156,268	-
Estimated transaction expenses	(603,978)	(603,978)	(603,978)
Alpha Star net tangible book value as of June 30, 2024, as adjusted	$(10,119,920)	$(10,283,688)	$(10,439,955)
Alpha Star non-redeemable Ordinary Shares as of June 30, 2024 (3)	3,205,000	3,205,000	3,205,000
Alpha Star Ordinary Shares subject to Possible redemption (4)	22,664	11,332	-
Alpha Star Ordinary Shares issuable upon conversion from Alpha Star Public Rights	1,642,857	1,642,857	1,642,857
Alpha Star Ordinary Shares issuable upon conversion from Alpha Star Private Placement Rights	47,142	47,142	47,142
Total Alpha Star Ordinary Shares outstanding as of June 30, 2024, as adjusted	4,917,663	4,906,331	4,894,999
Alpha Star net tangible book value per share as of June 30, 2024	$(3.07)	$(3.07)	$(3.07)
Alpha Star net tangible book value per share as of June 30, 2024, as adjusted	$(2.06)	$(2.10)	$(2.13)
Difference between IPO offering price per share and adjusted net tangible book value per share	$(12.06)	$(12.10)	$(12.13)

Notes:

(1)	Alpha Star’s net tangible book value was calculated by total assets minus total liabilities minus ordinary shares subject to possible redemptions.
(2)	Alpha Star’s Trust Account balance was adjusted for (i) subsequent actual and possible redemptions as a result of different levels of assumption; (ii) interest earned in the Trust Account and extension fees that have not been recorded on Alpha Star’s financial statements as of June 30, 2024, which will have impacts on the calculation of net tangible book value upon closing. Actual redemptions consisted of 4,840,581 and 880,335 public shares rendered for redemption in July and December 2024, respectively, which have a total redemption amount of $67,018,462.
(3)	Consisted of Alpha Star’s founder shares of 2,875,000 and Private Shares of 330,000 issued to the Sponsor.
(4)	Consisted of 5,743,580 Alpha Star’s Ordinary Shares subject to redemption as of June 30, 2024, adjusted for subsequent actual and possible redemptions as a result of different levels of assumption. Actual redemptions consisted of 4,840,581 and 880,335 public shares rendered for redemption in July and December 2024, respectively.

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For each of the three redemption scenarios, potential dilution results in the amount of non-redeeming shareholders’ interest per share being at least the IPO price per share:

	Assuming No Redemptions	Assuming 50% Redemptions	Assuming Maximum Redemptions

Total Alpha Star Ordinary Shares outstanding as of June 30, 2024, as adjusted	4,917,663	4,906,331	4,894,999
Post-Combination Company ordinary shares issued in the Business Combination to XDATA Shareholders	18,000,000	18,000,000	18,000,000
Number of shares after giving effect to the Business Combination	22,917,663	22,906,331	22,894,999
The company valuation at or above which the non-redeeming shareholders’ interest per share being at least the IPO price per share	$229,176,630	$229,063,310	$228,949,990

Shareholders will experience additional dilution to the extent PubCo issues additional PubCo Ordinary Shares in connection with or after the closing of the Business Combination. The table above excludes potential sources of dilution that are not probable or not automatically convertible upon the consummation of the Business Combination: (i) 5,750,000 and 165,000 PubCo Ordinary Shares that will be issuable upon the exercise of the 11,500,000 Alpha Star Public Warrants and 330,000 Alpha Star Private Warrants, respectively, and (ii) up to 2,291,766 PubCo Ordinary Shares that might be issued under the equity incentive plan of PubCo.

Appraisal Rights under the Cayman Companies Act

Holders of record of Alpha Star Ordinary Shares may have appraisal rights in connection with the Business Combination under the Cayman Companies Act. In this proxy statement/prospectus, these appraisal or dissent rights are sometimes referred to as “Dissent Rights.”

Holders of record of Alpha Star Ordinary Shares wishing to exercise such statutory dissenter rights and make a demand for payment of the fair value for his, her or its Alpha Star Ordinary Shares must give written objection to the Reincorporation Merger to Alpha Star prior to the shareholder vote to approve the Reincorporation Merger and follow the procedures set out in Section 238 of the Cayman Companies Act. These statutory appraisal rights are separate to and mutually exclusive of the right of Alpha Star Public Shareholder to demand that their Public Shares are redeemed for cash for a pro rata share of the funds on deposit in the Trust Account (including interest earned but net of taxes payable) in accordance with the Alpha Star Articles. It is possible that if an Alpha Star shareholder exercises appraisal rights, the fair value of the Alpha Star Ordinary Shares determined under Section 238 of the Cayman Companies Act could be more than, the same as, or less than that such holder would obtain if they exercised their redemption rights as described herein. Alpha Star believes that such fair value would equal the amount that Alpha Star shareholders would obtain if they exercised their redemption rights as described herein.

Alpha Star shareholders need not vote against any of the proposals at the Extraordinary General Meeting in order to exercise appraisal rights under the Cayman Companies Act. An Alpha Star shareholder which elects to exercise appraisal rights must do so in respect of all of the Alpha Star Ordinary Shares that person holds and will lose their right to exercise their redemption rights as described herein.

At the First Effective Time, the shares held by the Dissenting Alpha Star Shareholders (the “Dissenting Alpha Star Shares”) will automatically be cancelled by virtue of the Reincorporation Merger, and each Dissenting Alpha Star Shareholder will thereafter cease to have any rights with respect to such shares, except the right to be paid the fair value of such shares and such other rights as are granted by the Cayman Companies Act. Notwithstanding the foregoing, if any such holder shall have failed to perfect or prosecute or shall have otherwise waived, effectively withdrawn or lost his, her or its rights under Section 238 of the Cayman Companies Act (including in the circumstances described in the immediately following paragraph) or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 238 of the Cayman Companies Act, then the right of such holder to be paid the fair value of such holder’s Dissenting Alpha Star Shares under Section 238 of the Cayman Companies Act will cease, the shares will no longer be considered Dissenting Alpha Star Shares and such holder’s former Alpha Star Ordinary Shares will thereupon be deemed to have been converted as of the First Effective Time into the right to receive the merger consideration comprising one PubCo Ordinary Share for each Alpha Star Ordinary Share, without any interest thereon. As a result, such Alpha Star Shareholder would not receive any cash for their Alpha Star Ordinary Shares and would become a shareholder of PubCo.

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In the event that any Alpha Star Shareholder delivers notice of their intention to exercise Dissent Rights, Alpha Star, PubCo and Merger Sub may, in their sole discretion, elect to delay the consummation of the Reincorporation Merger in order to invoke the limitation on dissenter rights under Section 239 of the Cayman Companies Act. Section 239 of the Cayman Companies Act states that no such dissenter rights shall be available in respect of shares of any class for which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent provided that the merger consideration for the Alpha Star Ordinary Shares constitutes inter alia shares of any company which at the effective date of the merger are listed on a national securities exchange. In circumstances where the limitation under Section 239 of the Cayman Companies Act is invoked, no Dissent Rights would be available to Alpha Star Shareholders, including those Alpha Star Shareholders who previously delivered a written objection to the Reincorporation Merger prior to the Extraordinary General Meeting and followed the procedures set out in Section 238 of the Cayman Companies Act in full up to such date, and such holder’s former Alpha Star Ordinary Shares will thereupon be deemed to have been converted as of the First Effective Time into the right to receive the merger consideration comprising one PubCo Ordinary Share for each Alpha Star Ordinary Share, without any interest thereon. Accordingly, Alpha Star Shareholders are not expected to ultimately have any appraisal or dissent rights in respect of their Alpha Star Ordinary Shares and the certainty provided by the redemption process may be preferable for Alpha Star Public Shareholders wishing to exchange their Public Shares for cash.

Proxy Solicitation Costs

Alpha Star is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone. Alpha Star and its directors, officers and agents may also solicit proxies online. Alpha Star will file with the SEC all scripts and other electronic communications as proxy soliciting materials. Alpha Star will bear the cost of the solicitation.

Alpha Star has hired Advantage Proxy, Inc. to assist in the proxy solicitation process. Alpha Star will pay to Advantage Proxy, Inc. a fee of $7,500, plus disbursements.

Alpha Star will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. Alpha Star will reimburse them for their reasonable expenses.

Other Matters

As of the date of this proxy statement/prospectus, Alpha Star’s board of directors does not know of any business to be presented at the Extraordinary General Meeting other than as set forth in the notice accompanying this proxy statement/prospectus. If any other matters should properly come before the Extraordinary General Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

Interests of Alpha Star’s Directors and Officers in the Business Combination

In considering the recommendation of Alpha Star’s board of directors to vote in favor of the approval of the Business Combination Proposal and the Reincorporation Merger Proposal, shareholders should be aware that, aside from their interests as shareholders, the Sponsor and certain of Alpha Star’s directors and officers have interests in such proposals that are different from, or in addition to, those of other shareholders generally. Alpha Star’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, in recommending to shareholders that they approve the Business Combination and in agreeing to vote their shares in favor of the Business Combination. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things, the fact that:

●	If the Business Combination with XDATA or another business combination is not consummated by June 15, 2025, Alpha Star will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Alpha Star’s board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the Alpha Star IPO, are expected to be worthless because the holders are not entitled to participate in any redemption or distribution of proceeds in the Trust Account with respect to such shares. On the other hand, if the Business Combination is consummated, each outstanding Alpha Star Ordinary Share will be converted into one PubCo Ordinary Share, subject to adjustment described herein.

●	If Alpha Star is unable to complete a business combination within the required time period, the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Alpha Star for services rendered to or, contracted for or, for products sold to, Alpha Star. If Alpha Star consummates a business combination, on the other hand, Alpha Star will be liable for all such claims.

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●	The Sponsor acquired the Founder Shares, which will be converted into PubCo Ordinary Shares in connection with the Business Combination, for an aggregate purchase price of $25,000 prior to the Alpha Star IPO. Based on the closing price of $15.47 of the Alpha Star Ordinary Shares on the OTC Pink Open Market on April 2, 2025, the value of the Founder Shares outstanding upon the Closing would be $44,476,250.

●	The Sponsor acquired the Private Units for an aggregate purchase price of $3,300,000 in the Alpha Star IPO. Based on the closing price of $12.99 of the Alpha Star Units on the OTC Pink Open Market on April 2, 2025, the value of the Private Units outstanding upon the Closing would be $4,286,700.

●	As a result of the prices at which the Sponsor acquired the Founder Shares and the Private Units, and their current value, the Sponsor could make a substantial profit after the completion of the Business Combination even if Alpha Star Public Shareholders lose money on their investments as a result of a decrease in the post-combination value of their Public Shares.

●	The Sponsor and Alpha Star’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Alpha Star’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Alpha Star fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Alpha Star may not be able to reimburse these expenses if the Business Combination or another business combination is not completed by June 15, 2025. As of the Record Date, the Sponsor and Alpha Star’s officers and directors and their affiliates had not incurred unpaid reimbursable expenses.

●	If Alpha Star is unable to complete a business combination within the required time period, the aggregate dollar amount of non-reimbursable funds would be approximately $50,300,603 reflecting the market value of Founder Shares, the market value of Private Units, and the amount outstanding under promissory notes and loan agreement.

●	Alpha Star has provisions in the Alpha Star Articles waiving the corporate opportunities doctrine on an ongoing basis, which means that Alpha Star’s officers and directors have not been obligated and continue to not be obligated to bring all corporate opportunities to Alpha Star.

●	The Business Combination Agreement provides for the continued indemnification of Alpha Star’s current directors and officers and the continuation of directors and officers liability insurance covering Alpha Star’s current directors and officers.

●	Alpha Star’s Sponsor, affiliates of the Sponsor, officers and directors may make loans from time to time to Alpha Star to fund certain capital requirements. Loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, any outstanding loans will not be repaid and will be forgiven except to the extent there are funds available to Alpha Star outside of the Trust Account.

●	Alpha Star entered into an agreement, commencing December 13, 2021, through the earlier of the consummation of a business combination or its liquidation, to pay the Sponsor a monthly fee of $10,000 for certain general and administrative services, including office space, utilities and administrative services.

●	Patrick Swint, currently an independent director of Alpha Star, will be an independent director of PubCo following the closing of the Business Combination and, therefore, in the future, such director will receive cash fees, share options or share-based awards that the board of directors of PubCo determines to pay such director.

●	Certain of Alpha Star’s director is expected to become a director of the combined company and will enter into indemnification agreements with the combined company.

Purchases of Alpha Star Shares

At any time prior to the Extraordinary General Meeting, during a period when they are not then aware of any material non-public information regarding Alpha Star or its securities, the Sponsor, Alpha Star’s officers and directors, PubCo, PubCo shareholders and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal or the Reincorporation Merger Proposal, or execute agreements to purchase shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire Alpha Star Ordinary Shares or vote their shares in favor of the Business Combination Proposal and the Reincorporation Merger Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Business Combination where it appears that such requirements would otherwise not be met. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in the value of their shares, including the granting of put options and, with PubCo’s consent, the transfer to such investors or holders of shares owned by the Sponsor for nominal value.

Entering into any such arrangements may have a depressive effect on Alpha Star Ordinary Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a price lower than market and may therefore be more likely to sell the shares it owns, either prior to or immediately after the Extraordinary General Meeting.

If such transactions are effectuated, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of shares by the persons described above would allow them to exert more influence over the approval of the Business Combination Proposal, the Reincorporation Merger Proposal and other proposals and would likely increase the chances that such proposals would be approved. No agreements dealing with the above arrangements or purchases have been entered into as of the date of this proxy statement/prospectus by the Sponsor, Alpha Star officers and directors, PubCo, PubCo shareholders or any of their respective affiliates. Alpha Star will file a Current Report on Form 8-K to disclose arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal and the Reincorporation Merger Proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

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PROPOSAL 1 — THE BUSINESS COMBINATION PROPOSAL

Overview

Alpha Star is asking its shareholders to adopt and approve the Business Combination Agreement, the Business Combination, the listing of certain shares that may be issued in connection with the Business Combination, certain related agreements and the transactions contemplated thereby, including the Business Combination and the Plan of Merger. Alpha Star shareholders should read carefully this proxy statement/prospectus in its entirety for more detailed information concerning the Business Combination Agreement, which is attached as Annex A to this proxy statement/prospectus, as amended by the Supplemental Agreement, which is attached as Annex A-1 to this proxy statement/prospectus, the Plan of Merger, which is attached as Annex D to this proxy statement/prospectus and the transactions contemplated thereby. You are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.

Because we are holding an extraordinary general meeting of shareholders to vote on the business combination, we may consummate the business combination only if it is approved by the affirmative vote (online, in person or by proxy) of the votes cast by the holders of a majority of the outstanding Alpha Star Ordinary Shares entitled to vote and present at the Extraordinary General Meeting.

The Business Combination Agreement

This subsection of the proxy statement/prospectus describes the material provisions of the Business Combination Agreement but does not purport to describe all of the terms of the Business Combination Agreement. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached as Annex A hereto, as amended by the Supplemental Agreement, a copy of which is attached as Annex A-1 hereto. You are urged to read the Business Combination Agreement in its entirety because it is the primary legal document that governs the business combination.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made and will be made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in part by the underlying disclosure schedules, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision. Additionally, the representations and warranties of the parties to the Business Combination Agreement may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement/prospectus. Accordingly, no person should rely on the representations and warranties in the Business Combination Agreement or the summaries thereof in this proxy statement/prospectus as characterizations of the actual state of facts about Alpha Star, the Sponsor, XDATA or any other matter.

On September 12, 2024, Alpha Star entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with XDATA and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for (i) Alpha Star will incorporate PubCo in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the merger of Alpha Star with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (iii) the share exchange between PubCo and the shareholder of XDATA (the “Share Exchange”, together with Reincorporation Merger, the “Transactions” or the “Business Combination”), resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company. On September 23, 2024, PubCo became a party to the Business Combination Agreement by entering into a joinder agreement with Alpha Star, XDATA, and Roman Eloshvili. The Business Combination Agreement was subsequently amended by certain supplemental agreement to remove Alpha Star’s representations and undertakings in relation to being listed on Nasdaq and remove the long stop date of December 15, 2024 in connection with the Business Combination Agreement, by and among Alpha Star, XDATA, Roman Eloshvili and PubCo, dated as of December 15, 2024 (the “Supplemental Agreement”).

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Pursuant to the Business Combination Agreement and subject to the approval of the shareholders of Alpha Star and XDATA, among other things, (i) immediately prior to the First Effective Time, each issued and outstanding Alpha Star Unit, each consisting of one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant, will be automatically separated and the holder thereof will be deemed to hold one Alpha Star Ordinary Share, one Alpha Star Right and one Alpha Star Warrant; (ii) immediately prior to the First Effective Time, each seven (7) issued and outstanding Alpha Star Rights will automatically and irrevocably be converted into one (1) Alpha Star Ordinary Share, provided no fractional Alpha Star Ordinary Shares will be issued in connection with such conversion and the number of Alpha Star Ordinary Shares to be issued to such holder upon such conversion will be rounded down to the nearest whole number and no cash will be paid in lieu of such Alpha Star Rights; (iii) at the First Effective Time, each Alpha Star Ordinary Share will automatically be converted into the right of the holder thereof to receive one (1) PubCo Ordinary Share; (iv) at the First Effective Time, each issued and outstanding Alpha Star Warrant will automatically and irrevocably be assumed by PubCo and converted into one (1) PubCo Warrant, subject to the same terms and conditions.

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things: (i) receipt of the required approval by the Alpha Star shareholders; (ii) receipt of the required approval by the XDATA shareholder; (iii) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Transactions; (iv) the approval for listing of PubCo Ordinary Shares and/or PubCo Warrants in connection with the Transactions upon the Closing (as defined in the Business Combination Agreement) on Nasdaq (as defined below), subject only to official notice of issuance thereof; (v) effectiveness of the Registration Statement (as defined below) in accordance with the Securities Act, and the absence of any stop order issued by the SEC which remains in effect with respect to the Registration Statement; and (vi) necessary consents, approvals and authorizations, including but not limited to, regulatory approval by Nasdaq and the SEC, necessary third-party approvals and the expiration of any waiting period under the Hart-Scott-Rodino Act, if applicable.

The obligations of XDATA to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Alpha Star (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by Alpha Star with its pre-closing covenants; and (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Business Combination Agreement that, individually or in the aggregate, has had, or would reasonably be expected to prevent or materially delay or materially impair the ability of Alpha Star to consummate the Transactions (as defined in the Business Combination Agreement) or otherwise have a material adverse effect on the Transactions.

The obligation of Alpha Star to consummate the Business Combination is also conditioned upon, among other things: (i) the accuracy of the representations and warranties of XDATA (subject to certain materiality standards set forth in the Business Combination Agreement); (ii) material compliance by XDATA with its pre-closing covenants; (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Business Combination Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to XDATA that is continuing and uncured, (iv) (x) compliance in all respects material to XDATA and its subsidiaries taken as of whole, by XDATA and its subsidiaries with the law of the jurisdiction(s) in which it will operate its Principal Business (as defined in the Business Combination Agreement) and (y) satisfaction of all the legal requirements of the jurisdiction(s) in which it will operate its Principal Business, and (v) delivery to Alpha Star of a written memorandum of legal counsel licensed in such jurisdiction(s) to the effect that (x) among all permits as applicable to the Principal Business (A) the conduct of the Principal Business in such jurisdiction may be commenced prior to the issuance by the relevant government authorities of the permits or (B) no material obstacle exists for XDATA and/or its subsidiaries to obtain the permits in the future, and (y) among all requirements of law of such jurisdiction applicable to the Principal Business, (A) the conduct of the Principal Business may be commenced prior to compliance with the requirements with the legal requirements of such jurisdiction or (B) no material obstacle exists for XDATA and/or its subsidiaries to become in compliance with the legal requirements in the future; (vi) XDATA has obtained all the consents, approvals, authorizations, and other requirements and has removed all Lien (as defined in the Business Combination Agreement) as set forth in the XDATA Disclosure Letter (as defined in the Business Combination Agreement) to the satisfaction of Alpha Star; and (vii) Roman Eloshvili shall have terminated certain charge over shares agreement and the call option agreement dated April 7, 2022.

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Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Business Combination. The covenants under the Business Combination Agreement include, among other things, covenants providing for the following: (i) XDATA’s agreement to (y) operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of Alpha Star, and (z) subject to certain customary legal and other exceptions, provide Alpha Star with access to the books, records and financial records of XDATA and its subsidiaries, and information about the operations and other affairs of XDATA and its subsidiaries, (iii) XDATA acknowledging and agreeing that it has no claim against the Trust Account established for the benefit of the shareholders of Alpha Star; and (ii) Alpha Star’s agreement to operate its business in the ordinary course prior to the closing of the Merger (with certain exceptions) and not to take certain specified actions without the prior written consent of XDATA.

The Business Combination Agreement also contains additional covenants of the parties, including, among others, (i) a covenant providing for (i) Alpha Star and XDATA to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Transactions (the “Registration Statement”), including, in the case of XDATA providing such information and responding in a timely manner to comments relating to the proxy statement, including preparation for inclusion in the proxy statement of pro forma financial statements in compliance with the requirements of Regulation S-X and the SEC, (ii) requiring Alpha Star to establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of the Alpha Star shareholders as promptly as practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, (iii) requiring the board of directors of Alpha Star to recommend to the shareholders of Alpha Star the adoption and approval of the Alpha Star transaction proposals contemplated by the Business Combination Agreement, (iv) prohibiting Alpha Star and XDATA from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions, (v) requiring XDATA to enter into non-competition and non-solicitation agreements to the satisfaction of Alpha Star with (x) any holder or all holders (as applicable) of issued and outstanding shares of XDATA for a period of five (5) years following the Closing Date, and (y) the senior management and key personnel for a period of three (3) years following the Closing Date; (vi) requiring XDATA, except as would not be reasonably be expected to be material to the business of XDATA and its subsidiaries taken as a whole, to take all actions necessary to comply with the requirements of the law of the jurisdiction in which it will operate, including, but not limited to, (w) payment of applicable taxes and fees, (x) formation of any legal entity required in such jurisdiction, (y) application for any permits, and (z) such other action necessary to the conduct of the business in such jurisdiction, (vii) XDATA undertakes to obtain, prior to the Closing Date, all the consents, approvals, authorizations, and other requirements and to remove all Lien as set forth in the XDATA Disclosure Letter, and (viii) Alpha Star, PubCo, and XDATA shall enter into a joinder agreement in the form and substance reasonably agreed by the parties.

Representations and Warranties

The Business Combination Agreement contains representations and warranties of XDATA, relating, among other things, to proper organization and qualification; capitalization; due authorization, performance and enforceability against XDATA of the Business Combination Agreement; absence of conflicts; governmental consents and filings; compliance with laws and possession of requisite governmental permits and approvals; financial statements; absence of undisclosed liabilities; litigation and proceedings; employees and independent contractors; labor matters; real property; assets; tax matters; environmental matters; brokers’ fees; intellectual property and IT security; material contracts; insurance; related party transactions; international trade and anti-corruption; books and records; supplied information; and no other representations.

The Business Combination Agreement contains representations and warranties of Alpha Star, relating, among other things, to proper organization and qualification; capitalization; due authorization, performance and enforceability against Alpha Star of the Business Combination Agreement; absence of conflicts; required consents and filings; trust account; compliance with laws and possession of requisite governmental permits and approvals; reports filed with the SEC, financial statements, and compliance with the Sarbanes-Oxley Act; absence of certain changes; litigation and proceedings; business activities; material contracts; tax matters; board approval; related party transactions; status under the Investment Company Act of 1940, as amended; broker’s fees; independent investigation; and no other representations.

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The representations and warranties made in the Business Combination Agreement will not survive the consummation of the Transactions

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Transactions, including: (i) by mutual written consent of Alpha Star and XDATA; (ii) by either Alpha Star or XDATA if any law or governmental order (other than a temporary restraining order) is in effect that permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transactions; (iii) by either Alpha Star or XDATA upon a breach of any representations, warranties, covenants or other agreements set forth in the Business Combination Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured within the earlier of 45 days’ following the receipt of notice from the non-breaching party; (iv) by either Alpha Star or XDATA if the Alpha Star shareholder approval is not obtained at its shareholder meeting; or (v) by Alpha Star if the XDATA shareholder approval is not obtained or is revoked or sought to revoke by such shareholders.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates set forth thereunder. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. It is not intended to provide any other factual information about the Alpha Star or XDATA, or any other party to the Business Combination Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, are subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in the Alpha Star’s public disclosures.

Certain Related Agreements

Sponsor Voting and Support Agreement

On September 23, 2024, PubCo, XDATA, Alpha Star and Sponsor entered into the Sponsor Voting and Support Agreement, pursuant to which Sponsor agreed to, among other things, (i) attend any Alpha Star shareholder meeting to establish a quorum for the purpose of approving the Alpha Star transaction proposals; (ii) vote all Alpha Star Ordinary Shares in favor of the Alpha Star transaction proposals, including the approval of the Business Combination Agreement and the transactions contemplated thereby; and (iii) vote all Alpha Star Ordinary Shares against (A) other than in connection with the Transactions (as defined in the Business Combination Agreement), any business combination agreement or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Alpha Star or any public offering of any shares of Alpha Star or, in case of a public offering only, a newly-formed holding company of Alpha Star, (B) any SPAC Alternative Transaction Proposal (as defined in the Business Combination Agreement, and (C) any amendment of the organizational documents of Alpha Star or other proposal or transaction involving Alpha Star, which, in each of cases (A) and (C), would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by Alpha Star of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreement (as defined in the Business Combination Agreement), the Transactions or any other Transaction or change in any manner the voting rights of any class of Alpha Star’s share capital.

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The foregoing description of the Sponsor Voting and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Voting and Support Agreement, a copy of which is filed with Alpha Star’s Current Report on Form 8-K as Exhibit 10.1, filed with the SEC on September 13, 2024, and the terms of which are incorporated by reference herein.

Sponsor Lock-Up Agreement

At Closing, PubCo and the Sponsor shall enter into the Sponsor Lock-Up Agreement, pursuant to which Sponsor, among other things, agreed not to transfer any PubCo Ordinary Shares held by it immediately after the Closing during the applicable lock-up period, subject to customary exceptions as follows: (i) transfers to the PubCo’s officers or directors, any affiliates (as set forth in Rule 405 under the Securities Act of 1933, as amended) or family members of any of the PubCo’s officers or directors, any members of the Sponsor, or any affiliates of the Sponsor; (ii) in the case of an individual, transfers by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (iii) in the case of an individual, transfers by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, transfers pursuant to a qualified domestic relations order; (v) transfers by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the securities were originally purchased; (vi) transfers in the event of the PubCo’s liquidation prior to the completion of an initial business combination; (vii) transfers by virtue of the laws of the Cayman Islands or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; (viii) in the event of the PubCo’s liquidation, merger, share exchange, reorganization or other similar transaction which results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property subsequent to the completion of the PubCo’s initial business combination; and (ix) transfers in connection with the PubCo’s initial business combination with the PubCo’s consent to any third party; provided, however, that in the case of clauses (i) through (v), (viii) and (ix), these permitted transferees must enter into a written agreement, in substantially the form of the Sponsor Lock-Up Agreement, agreeing to be bound by the lock-up restrictions and shall have the same rights and benefits under the Sponsor Lock-Up Agreement.

The lock-up period applicable to the Sponsor Locked-Up Shares will be (i) with respect to 100% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Private Placement Shares (as defined in the Sponsor Lock-Up Agreement), thirty (30) days from and after the Closing Date, (ii) with respect to 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares (as defined in the Sponsor Lock-Up Agreement), until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (iii) with respect to the remaining 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares until six (6) months from and after the Closing Date, or earlier in either case of (ii) and (iii) above, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Capitalized terms in this summary of the Sponsor Lock-Up Agreement not otherwise defined herein shall have the meanings ascribed to them in the Sponsor Lock-Up Agreement.

The foregoing description of the Sponsor Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Lock-Up Agreement, a copy of which is filed with Alpha Star’s Current Report on Form 8-K as Exhibit 10.2, filed with the SEC on September 13, 2024, and the terms of which are incorporated by reference herein.

XDATA Shareholder Lock-Up and Support Agreement

On September 23, 2024, PubCo, Alpha Star and the sole shareholder of XDATA entered into the XDATA Shareholder Lock-Up and Support Agreement, pursuant to which the sole shareholder of XDATA agreed to, among other things, (i) attend any XDATA shareholder meeting to establish a quorum; and (ii) vote Subject Shares (as defined in the XDATA Shareholder Lock-Up and Support Agreement) held or acquired by such XDATA shareholder against (A) other than in connection with the Transactions, business combination agreement or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by XDATA, any of its material subsidiaries, or, in case of a public offering only, a newly-formed holding company of XDATA or such material subsidiaries, (B) any Alternative Transaction Proposal (as defined in the Business Combination Agreement), (C) other than any amendment to the organizational documents of XDATA in furtherance of Section 2.01 of the Business Combination Agreement, any amendment of the organizational documents of XDATA or other proposal or transaction involving XDATA or any of its subsidiaries and (D) any proposal or effort to revoke (in whole or in part) any approval given by a shareholder of XDATA, which, in each of cases (A) and (C), would be reasonably likely to, in any material respect, impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by XDATA of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreement, the Transactions or any other Transaction or change in any manner the voting rights of any class of XDATA’s share capital.

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Pursuant to the XDATA Shareholder Lock-Up and Support Agreement, the sole shareholder of XDATA also shall agree not to transfer any PubCo Ordinary Shares held by such XDATA shareholder immediately after the Closing. The lock-up period applicable to the XDATA Shareholder Locked-Up Shares will be (i) with respect to 50% of the XDATA Shareholder Locked-Up Shares, until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (ii) with respect to the remaining 50% of the XDATA Shareholder Locked-Up Shares, until six (6) months from and after the Closing Date, or earlier in either case, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. Capitalized terms in this summary of the XDATA Shareholder Lock-Up and Support Agreement not otherwise defined herein shall have the meanings ascribed to them in the XDATA Shareholder Lock-Up and Support Agreement.

The foregoing description of the XDATA Shareholder Lock-Up and Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the XDATA Shareholder Lock-Up and Support Agreement, a copy of which is filed with Alpha Star’s Current Report on Form 8-K as Exhibit 10.3, filed with the SEC on September 13, 2024, and the terms of which are incorporated by reference herein.

Amended and Restated Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, PubCo, the Sponsor and certain shareholders of PubCo, as applicable, will enter into the A&R Registration Rights Agreement, to be effective as of the Closing, pursuant to which PubCo agrees to undertake certain resale shelf registration obligations in accordance with the Securities Act and the Sponsor and certain shareholders of PubCo will be granted customary demand and piggyback registration rights.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the A&R Registration Rights Agreement, a copy of which is filed with Alpha Star’s Current Report on Form 8-K as Exhibit 10.4, filed with the SEC on September 13, 2024, and the terms of which are incorporated by reference herein.

Background of the Business Combination

Alpha Star is a blank check company organized under the laws of the Cayman Islands and was incorporated on March 11, 2021. Alpha Star was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (collectively, a “business combination”).

On December 15, 2021, Alpha Star consummated the Initial Public Offering of 11,500,000 Units. The Units sold in the Initial Public Offering were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $115,000,000. Each unit consists of one ordinary share, one right to receive one-seventh (1/7) of an ordinary share upon the consummation of an initial business combination, and one redeemable warrant. Each warrant entitles the holder thereof to purchase one half of an ordinary share at a price of $11.50 per share. Each warrant will become exercisable on the later of the completion of a business combination and 9 months from December 15, 2021, and will expire five years after the completion of a business combination, or earlier upon redemption. Alpha Star also granted the underwriters a 45-day option to purchase up to an additional 1,500,000 units to cover over-allotments, if any.

The Securities offered and sold in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-257521). The SEC declared the registration statement effective on December 13, 2021.

Simultaneously with the IPO, Alpha Star sold to the Sponsor 330,000 units at $10.00 per unit in a private placement generating total gross proceeds of $3,300,000. Offering costs amounted to $5,669,696 consisting of $2,300,000 of underwriting fees, $2,875,000 of deferred underwriting fees, and $494,696 of other offering costs. A total of $115,000,000, comprised of $112,700,000 of the proceeds from the IPO (which amount includes up to $2,875,000 of the underwriter’s deferred discount) and $2,300,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based Trust Account, established by VStock Transfer LLC, Alpha Star’s transfer agent and maintained at Wilmington Trust, National Association, acting as trustee.

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In September 2021, Alpha Star issued 2,875,000 of founder shares for $25,000 which included an aggregate of up to 375,000 ordinary shares subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment is not exercised in full or in part, so that the Sponsor would collectively own 21.88% of Alpha Star’s issued and outstanding ordinary shares after the IPO. On December 14, 2021, the underwriter exercised the over-allotment option in full, accordingly, as a result, no Founder Shares are subject to forfeiture.

On September 13, 2022, Alpha Star issued a promissory note in the principal amount of up to $1,000,000 (the “Original Promissory Note 1”) to Sponsor, pursuant to which the Sponsor agreed to loan to Alpha Star up to $1,000,000 to pay extension fees and transaction costs, and the Original Promissory Note 1 was amended and restated on November 6, 2023.

On December 13, 2022, Alpha Star issued a promissory note in the principal amount of up to $1,300,000 (the “Original Promissory Note 2”) to Sponsor, pursuant to which the Sponsor agreed to loan to Alpha Star up to $1,300,000 to pay extension fees and transaction costs, and the Original Promissory Note 2 was amended and restated on December 28, 2023.

On March 13, 2023, Alpha Star issued a promissory note in the principal amount of up to $2,500,000 (the “Original Promissory Note 3”) to Sponsor, pursuant to which the Sponsor agreed to loan to Alpha Star up to $2,500,000 to pay extension fees and transaction costs, and the Original Promissory Note 3 was amended and restated on December 29, 2023.

On September 20, 2023, Alpha Star issued a promissory note in the principal amount of up to $2,500,000 (the “Original Promissory Note 4”) to Sponsor, pursuant to which the Sponsor agreed to loan to Alpha Star up to $2,500,000 to pay extension fees and transaction costs.

The balances of the promissory notes above were $140,000 and $5,755,961 as of December 31, 2024, and December 31, 2023, respectively.

On August 26, 2024, Alpha Star and Sponsor entered into a loan agreement in the principal amount of up to $1,500,000 (the “Loan Agreement”), pursuant to which the Sponsor agreed to loan to Alpha Star up to $1,500,000 to pay extension fees and transaction costs.

Prior to the consummation of the Alpha Star IPO, neither Alpha Star, nor anyone on its behalf, had contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with Alpha Star.

Immediately after closing the Initial Public Offering on December 15, 2021, the officers and directors of Alpha Star began to contact potential candidates for a business combination. In addition, Alpha Star was contacted by a number of individuals and entities with respect to business combination opportunities.

Alpha Star reviewed and evaluated the potential targets based on the investment criteria set forth in its IPO prospectus. The following is a brief description of the background of Alpha Star’s search and discussion with various potential target companies.

From the consummation date of the Alpha Star IPO through the execution date of the Business Combination Agreement with XDATA, Alpha Star considered a number of potential target companies with the objective of consummating a business combination. Alpha Star’s representatives contacted and were contacted by a number of individuals and entities who offered to present ideas and opportunities for a business combination, including financial advisors and companies that have their operations in either North America, Europe or Asia. Alpha Star compiled a list of high priority potential targets and updated and supplemented such list from time to time. Such list was periodically shared with Alpha Star’s board of directors.

During the search period, Alpha Star and its representatives:

●	identified and evaluated over 40 potential target companies;

●	participated in in-person or telephonic discussions with representatives of approximately 7 potential targets (other than XDATA);

●	entered into 19 non-disclosure agreements with potential targets; and

●	provided an initial non-binding indication of interest to 5 potential acquisition targets (other than XDATA) or their representatives.

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Immediately after the Initial Public Offering of Alpha Star on December 15, 2021, Alpha Star formed a search team led by Zhe Zhang, its Chief Executive Officer, and Guojian Chen, its Chief Financial Officer, to start screening for target companies. Based on the extensive business connections and industry insights of its management and consultants, Alpha Star was introduced to various potential acquisition targets that might potentially meet Alpha Star’s management team’s preliminary target selection criteria. Alpha Star’s search team reviewed, among others, the financial performance, management team, industry sector and a description of each initial candidate. Following such initial review, Alpha Star’s search team selected preliminary qualified candidates and continued with second stage reviews by conducting conference calls and/or on-site visits and in-person meetings with the management of the candidates and collected more detailed business information from these candidates.

From December 2021 to April 2024, Alpha Star held numerous internal meetings to discuss preliminary candidates. At each meeting, Alpha Star reviewed and discussed the qualifications of those candidates and prioritized companies based on the criteria described above. After the initial screening, Alpha Star executed non-disclosure agreements with 19 companies and reviewed further information of such potential targets. Based on the valuation of Alpha Star and interests from the potential target companies, Alpha Star provided initial non-binding indications of interest to 5 potential acquisition targets, other than XDATA, as follows:

Company A: In December 2021, Company A, which was not affiliated with Alpha Star or to any affiliated business entities of Alpha Star, was referred to Alpha Star’s search team one of Alpha Star’s legal advisors. Company A was a zero-emission hydrogen fuel cell electric automaker and sustainable energy company. On January 3, 2022, after reviewing the business summaries and financial models for Company A and holding discussions with the management of Company A, Alpha Star’s management team established Company A as a merger candidate based upon its preliminary due diligence review. Subsequently, Alpha Star entered into a letter of intent with Company A on January 5, 2022. Alpha Star later conducted additional due diligence on Company A from January 2022 through February 2022 reviewing Company A’s information as it became available. In April 2022, Alpha Star removed Company A from the priority list of candidates because Company A’s delay in providing sufficient amount of due diligence information for Alpha Star.

Company B: In January 2022, Company B, which was not affiliated with Alpha Star or any affiliated business entities, was referred to Alpha Star’s search team through Alpha Star’s CEO Zhe Zhang’s personal connection. Company B was a provider of global payment services and SaaS, including card acquiring, point-of-sale service and marketplace solutions. On January 15, 2022, after reviewing the basic information of Company B and holding meetings with its management, Alpha Star’s management team established Company B as a potential merger candidate and submitted Company B’s information to Alpha Star’s board of directors. On September 13, Alpha Star entered into a letter of intent with Company B. From March 2022 to February 2023, Alpha Star conducted due diligence including examining Company B’s financial information, share structure and business model. Alpha Star removed Company B from the priority list of candidates in November 2023,because Company B was unable to finish its audit.

Company C: In August 2022, Company C, which was not affiliated with Alpha Star or any of its affiliated business entities, was referred to Alpha Star’s management team by a financial advisor of Company C. Company C was a manufacturer of graphene, GO, conductive polymers, anode and thermal interface materials. On August 25, 2022, after reviewing basic information of Company C and having multiple conference calls with Company C, Alpha Star’s management team established Company C as a candidate after Company C’s information was submitted to Alpha Star’s board of directors on August 23, 2022. On the same day, Company C and Alpha Star had a discussion on the terms of a draft of the letter of intent. On August 25, 2022, Alpha Star entered into a letter of intent with Company C and had conference calls with Company C on the issues related to the due diligence. Alpha Star subsequently conducted due diligence and reviewed the business model and financial needs of Company C. In November 2022, Alpha Star removed Company C from its priority list of business merger target candidates because Company C’s management’s valuation for its company was much higher than its value as estimated by Alpha Star’s management team.

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Company D: In March 2024, Company D, which was not affiliated with Alpha Star or to any affiliated business entities of Alpha Star, was referred to Alpha Star’s search team through personal connections of Alpha Star’s CEO, Zhe Zhang, and CFO, Guojian Chen. Company D was a clinical stage drug discovery and development company that focused on innovative remedies for liver disease and other life-threatening diseases. On April 9, 2024, after reviewing the business introduction and financial models of Company D, and discussing with the management of Company D, Alpha Star’s management team established Company D as a merger candidate based upon a preliminary due diligence review. It then entered into a letter of intent with Company D on April 11, 2024. Alpha Star conducted additional due diligence on Company D from April to June of 2024 screening Company D’s information as it became available. In June 2024, Alpha Star removed Company D from the priority list of candidates because Company D and Alpha Star had disagreement over issues related to finding private investment in public equity for the transaction.

Company E: In June 2024, Company E, which was not affiliated with Alpha Star or any of its affiliated business entities, was referred to Alpha Star’s management team by Company E itself. Company E was a technology company running an online dating platform. After reviewing the basic information of Company E and holding meetings with its management, Alpha Star’s management team established Company E as a candidate and submitted Company E’s information to Alpha Star’s board of directors in June 2024. As a result, Alpha Star’s management team established Company E as a candidate and entered into a letter of intent with Company E on June 16, 2024. From June to August of 2024, Alpha Star continued its due diligence on Company E, reviewed Company E’s financial and business forecasting as well as held further discussions with Company E’s management. In August 2024, Alpha Star decided to remove Company E from its priority list of candidates because Alpha Star concluded that Company E would not attract investors in the public market.

Timeline of the Business Combination with XDATA

The following chronology summarizes the key meetings and events that led to the signing of the Business Combination Agreement, but it does not purport to catalogue every conversation and correspondence among representatives of Alpha Star, XDATA and their respective advisors.

On May 6, 2024, XDATA was introduced by phone from Alpha Star’s CEO Zhe Zhang’s personal connection, to Alpha Star’s management team. A presentation of XDATA was circulated for Alpha Star’s management team to review.

On May 7, 2024, XDATA circulated its 2022 and 2023 annual reports to Alpha Star.

On May 8, 2024, Alpha Star’s CFO, Guojian Chen, circulated a non-disclosure agreement for XDATA to review. Alpha Star and XDATA further exchanged working group list between May 8, 2024, and May 9, 2024.

On May 11, 2024, a due diligence request list was sent to XDATA by Alpha Star.

On May 11, 2024, Alpha Star proposed a letter of intent (the “LOI”) to XDATA based on the initial negotiation between Alpha Star and XDATA. The initial terms of the LOI include, among others, (i) a valuation between $1 billion and $2 billion to acquire 100% shares outstanding of XDATA; (ii) a non-competition and non-solicitation agreement from significant shareholders for a period of five years after the Closing, (iii) a new equity incentive plan, (iv) the initial board of directors of XDATA, and (v) a deposit of certain ordinary shares of the combined entity as escrow shares equal to 5% of the Transaction Consideration at the Closing for indemnification purposes.

On May 22, 2024, XDATA granted Alpha Star access to its data-room, which included XDATA’s diligence documents prepared according to the due diligence request list sent by Alpha Star.

Between May 11, 2024, and June 19, 2024, Alpha Star and XDATA had numerous video calls to discuss, among others, the business model and business plan of XDATA, the valuation of XDATA, and potential transaction terms. During the same time, XDATA and Alpha Star proposed changes regarding the LOI, including supplementing that the new equity incentive plan shall have an award pool equal to 10% of PubCo’s outstanding shares immediately after the Closing, and changing the evaluation to $200 million.

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On June 19, 2024, XDATA and Alpha Star reached an agreement on the terms of the LOI and executed the LOI.

On June 27, 2024, to facilitate communication, a working group list including all the parties was set up.

On June 28, 2024, an indicative timetable for the Business Combination was circulated and a conference call was held among XDATA, Loeb & Loeb, Alpha Star, and Han Kun Law Offices LLP (“Han Kun”), Alpha Star’s U.S. legal counsel. The meeting covered the following topics: (i) introduction of each party; (ii) the deal structure; and (iii) the due diligence process.

On July 1, 2024, a conference call was held among XDATA, Loeb & Loeb, Alpha Star, and Han Kun to further discuss the transaction structure and its tax implications.

On July 1, 2024, Alpha Star arrived in Estonia and started the due diligence process, including: (i) Alpha Star conducted a meeting with the management team of XDATA to understand the operations and financial status of XDATA, (ii) two conference calls were held between XDATA, Alpha Star, and the counsels of Alpha Star and XDATA; (iii) XDATA prepared relevant documents to help us better understand their operations and financial policies.

On July 2, 2024, Alpha Star and XDATA held several meetings, including: (i) a meeting with the product manager of XDATA who demonstrated the basic operations of the products of XDATA, such as the app and web platform developed by the XDATA, to assess market competitiveness and user experience; (ii) a meeting with other colleagues of Alpha Star and the counsel of Alpha Star to discuss the due diligence progress; (iii) a meeting with XDATA’s accounting team to understand, among others, the internal financial progress, management systems, financial software usage, and document retention practices. Alpha Star evaluated XDATA’s financial management level and internal control mechanisms accordingly; (iv) an interview with an Estonian local counsel to assess the local counsel’s professional background and service capabilities; (v) meetings with the local legal counsel (“CLARUS”) and both U.S. counsels of XDATA and Alpha Star to discuss progress of the due diligence and potential risk factors under Estonian law, including data protection and privacy laws.

On July 3, 2024, Alpha Star conducted interviews with the human resources team of XDATA to understand its structure and processes and reviewed the human resources system to assess its capabilities and efficiency. Alpha Star further examined relevant documents to verify XDATA’s compliance and procedures.

On July 4, 2024, Alpha Star reviewed a product presentation by the CIO of XDATA. The CIO presented the latest product of XDATA, ComplyControl, an AI-generated compliance tool, introduced the functionalities of ComplyControl, such as its ability to automate compliance tasks, generate reports, and identify potential compliance risks, and assessed the market potential and competitive advantages of ComplyControl. Alpha Star held a meeting with Han Kun, CLARUS, a tax expert, and the legal counsel of XDATA to discuss the potential risks relating to the merger, including regulatory compliance, intellectual property issues, and integration challenges. Alpha Star then reviewed the proposed timelines for the merger, identified key milestones and addressed other considerations such as tax implications, cultural integration, and post-merger management during the meeting.

Between July 8, 2024 and September 12, 2024, Alpha Star, XDATA, Han Kun and Loeb & Loeb held weekly status update meetings, during which the parties discussed, among other things, (i) the timing of the Business Combination, (ii) the preparation and completion of the Business Combination Agreement and ancillary documents; (iii) the preparation and completion of XDATA’s audited financial statements; (iv) status of the pro forma financial statements; and (v) the progress of the fairness opinion.

On July 12, 2024, Han Kun provided an initial draft of the Business Combination Agreement. Subsequently and until the execution of the Business Combination Agreement on September 12, 2024, Han Kun and Loeb & Loeb exchanged multiple drafts of the Business Combination Agreement and related ancillary documents and also engaged in multiple conversations and communications. The principal terms of the Business Combination Agreement and related ancillary documents negotiated during such time related to, among other things, (i) the structure and terms of the Business Combination, (ii) the scope of representations, warranties and covenants made by each of Alpha Star and XDATA, (iii) the closing conditions and approvals required to consummate the Business Combination, and (iv) certain terms of the Sponsor Voting and Support Agreement, the Sponsor Lock-Up Agreement, the XDATA Shareholder Lock-Up and Support Agreement and other ancillary documents relating to the Business Combination.

On July 16, 2024. Alpha Star engaged CLARUS as its Estonian legal counsel to advise on related legal issues under the law of Estonia.

On July 17, 2024, CLARUS sent a due diligence information request list to XDATA.

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On July 23, 2024, XDATA granted CLARUS access to its data-room.

On July 24, 2024, Loeb & Loeb provided initial comments on the Business Combination Agreement.

On July 29, 2024, Han Kun circulated its comments on the Business Combination Agreement.

On August 6, 2024, Loeb & Loeb circulated its comments on the Business Combination Agreement. Han Kun received comments on the Business Combination Agreement from Ogier, Alpha Star’s Cayman Islands legal counsel, which were mostly on the mechanism of the conversion of rights and warrants.

On August 7, 2024, a conference call was held between Han Kun and Loeb & Loeb to discuss the terms of the Business Combination Agreement, addressing, among other things, (i) the progress of valuation, (ii) the possibility of adding the shareholder of XDATA as a party to the Business Combination Agreement, (iii) the necessity to separately execute a share exchange agreement due to Estonian legal requirements; (iv) the amount of then outstanding loan of Alpha Star and whether any loan will converted into equity; (v) whether the Sponsor is a BVI exempted company; (vi) certain adjustment in the Business Combination Agreement to reflect requirements under Estonian law, such as whether shares may be “fully paid”; (vii) the date on which audit can be completed; (viii) the necessity for Alpha Star to add certain representation; (ix) the mechanism of the equity incentive plan to be implemented after the Business Combination and the revision of the relevant clauses; (x) SPAC needs to receive XDATA’s legal counsel’s written memorandum to the effect that (x) among all permits as applicable to the Principal Business (A) the conduct of the Principal Business in such jurisdiction may be commenced prior to the issuance by the relevant government authorities of the permits or (B) no material obstacle exists for XDATA and/or its subsidiaries to obtain the permits in the future, and (y) among all requirements of law of such jurisdiction applicable to the Principal Business, (A) the conduct of the Principal Business may be commenced prior to compliance with the requirements with the legal requirements of such jurisdiction or (B) no material obstacle exists for XDATA and/or its subsidiaries to become in compliance with the legal requirements in the future; (vi) XDATA has obtained all the consents, approvals, authorizations, and other requirements and has removed all Lien (as defined in the Business Combination Agreement) as set forth in the XDATA Disclosure Letter (as defined in the Business Combination Agreement) to the satisfaction of Alpha Star. Han Kun received comments on the Business Combination Agreement from CLARUS.

On August 12, 2024, Han Kun circulated its comments on the Business Combination Agreement.

On August 15, 2024, a conference call was held between Han Kun and Loeb & Loeb to discuss the terms of the Business Combination Agreement and further clarified issues discussed in the call on August 7, 2024.

On August 16, 2024, Han Kun received further comments on the Business Combination Agreement from CLARUS and Ogier. CLARUS’s comments were mostly in response to questions regarding, among others, (i) whether the Business Combination would result in any withholding tax; and (ii) the specifics of XDATA, such as whether XDATA has any subsidiaries; (iii) the description of shares of XDATA. Ogier revised sections in relation to the mechanism of the conversion of rights and warrants.

On August 20, 2024, Han Kun circulated initial drafts of the exhibits of the Business Combination Agreement.

On August 22, 2024, Loeb & Loeb circulated further comments on the Business Combination Agreement.

On August 23, 2024, Han Kun circulated revised drafts of the exhibits of the Business Combination Agreement.

On August 26, 2024, Loeb & Loeb circulated XDATA’s disclosure letter.

On August 28, 2024, Loeb & Loeb circulated comments on the revised drafts of the exhibits of the Business Combination Agreement. CLARUS requested further documents from XDATA as part of the due diligence process.

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On August 29, 2024, Han Kun circulated revised drafts of the Business Combination Agreement, exhibits and Alpha Star’s disclosure letter, addressing, among other things, the mechanism of the XDATA’s financing before the Business Combination and the financial statements of XDATA.

On August 31, 2024, Han Kun circulated an initial draft of the press release announcing the Business Combination.

On September 11, 2024, Loeb & Loeb circulated a revised draft of XDATA’s disclosure letter as well as further comments on the Business Combination Agreement and exhibits. Loeb & Loeb also requested certain documents of Alpha Star, which Han Kun provided on the same day, addressing, among other things, the deletion of XDATA’s financing prior to the Business Combination and SPAC’s undertaking to form the PubCo.

On September 11, 2024, Han Kun circulated revised drafts of the Business Combination Agreement, exhibits and disclosure letters.

Between July 24, 2024 and September 12, 2024, Alpha Star’s board of directors met virtually to consider the Business Combination Agreement and the matters contemplated thereunder, including the discussion of the valuation analysis of the consideration to paid to XDATA in connection with the Business Combination. Following multiple rounds of discussion, Alpha Star’s board of directors unanimously approved Alpha Star’s to enter into the Business Combination Agreement and ancillary documents, as well as other corporate matters in connection with the Business Combination.

On September 12, 2024, Alpha Star’s board of directors passed a unanimous written resolution (i) determining that it is in the best interests of Alpha Star to approve the Business Combination Agreement and the ancillary documents and the transactions contemplated by each of the foregoing; (ii) approving the execution and delivery of the Business Combination Agreement, the ancillary documents and the transactions contemplated thereby, and (iii) recommending that the shareholders of Alpha Star approve the Business Combination Agreement, the ancillary documents and the transactions contemplated thereby.

On September 12, 2024, Loeb & Loeb and Han Kun exchanged several rounds of comments on the Business Combination Agreement, exhibits and disclosure letters and worked together to resolve the remaining open points on the Business Combination Agreement. Later the same day, Han Kun circulated the final version of the Business Combination Agreement, exhibits, disclosure letters and press release. Alpha Star and XDATA then executed the Business Combination Agreement.

On September 13, 2024, the press release announcing the Business Combination was published.

On December 15, 2024, Alpha Star, XDATA, Roman Eloshvili and PubCo entered into the Supplemental Agreement of the Business Combination Agreement to remove Alpha Star’s representations and undertakings in relation to being listed on Nasdaq and remove the long stop date of December 15, 2024 in connection with the Business Combination Agreement.

On February 24, 2025, Alpha Star agreed to waive its director nomination right under the Business Combination Agreement. As a result, the directors of PubCo’s board of directors following the consummation of the Business Combination will be designated by XDATA.

Reasons for the Structure of the Business Combination

The current structure of the Business Combination involves Alpha Star merging into PubCo, followed by PubCo acquiring 100% of XDATA’s shares through the Share Exchange. This approach avoids the complexities of opening bank accounts in Estonia for a Cayman company and eliminates the need for additional capital contributions. It also ensures compliance with ownership requirements under Estonian laws by allowing XDATA’s shareholder to receive shares in PubCo,

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Alpha Star’s Board of Directors’ Recommendation and Reasons for the Approval of the Business Combination

At a meeting of Alpha Star’s board of directors held on September 12, 2024, Alpha Star’s board of directors unanimously determined that the form, terms and provisions of the Business Combination Agreement, including all exhibits and schedules attached thereto, were in the best interests of Alpha Star, adopted and approved the Business Combination Agreement and the Transactions, determined to recommend to Alpha Star shareholders that they approve and adopt the Business Combination Agreement and approve the Business Combination and the other matters proposed in this proxy statement/prospectus and determined that the foregoing be submitted for consideration by Alpha Star shareholders at an Extraordinary General Meeting. When you consider the recommendation of Alpha Star’s board of directors, you should be aware that Alpha Star’s directors may have interests in the Business Combination that may be different from, or in addition to, the interests of Alpha Star shareholders generally. These interests are discussed in this proxy statement/prospectus under the caption “— Interests of Alpha Star’s Directors and Officers in the Business Combination.”

Alpha Star’s board of directors unanimously recommends that shareholders vote “FOR” the Business Combination Proposal, “FOR” the Reincorporation Merger Proposal, “FOR” the Nasdaq Listing Proposal, “FOR” the Governance Proposal, “FOR” the Incentive Plan Proposal, “FOR” the Director Appointment Proposal and “FOR” the Adjournment Proposal if the Adjournment Proposal is presented to the meeting.

In evaluating the Business Combination, Alpha Star’s board of directors consulted with Alpha Star’s management, financial, legal and advisors and discussed with Alpha Star’s management various industry, commercial, operational and financial information of XDATA. In addition, Alpha Star’s management, with the assistance of Alpha Star’s legal, commercial and financial advisors, conducted an extensive financial, operational, industry and legal due diligence review of XDATA, including the following:

●	participated in multiple meetings with XDATA’s management team and representatives regarding operations, intellectual property, regulatory compliance and financial prospects, among other customary due diligence matters, as well as XDATA’s business plan;

●	participated in meetings with XDATA’s legal and accounting advisors and reviewed XDATA’s financial statements;

●	reviewed XDATA’s business model and the historical financial statements of XDATA, among other financial information;

●	reviewed financial projections provided by XDATA’s management, which were prepared by XDATA’s directors and management, and the assumptions underlying those projections;

●	obtained the fairness opinion delivered by CHFT Advisory and Appraisal Limited (“CHFT”) to the effect that the consideration being paid in connection with the Business Combination, as of the date thereof and based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion, is fair from a financial point of view to Alpha Star;

●	reviewed XDATA’s readiness to operate as a publicly traded company;

●	reviewed the material business contracts of XDATA and its subsidiaries and certain other financial, legal, accounting, intellectual property and commercial diligence; and

●	reviewed other financial aspects of XDATA and the Business Combination.

Alpha Star’s management, including its directors and officers, have many years of experience in investment management, strategic advisory services, financial analysis and operational management. In the opinion of Alpha Star’s board of directors, Alpha Star’s management, including its directors and officers, are suitably qualified to conduct the due diligence review and other investigations required in connection with the search for a business combination partner and to evaluate the operating and financial merits of companies like XDATA. Alpha Star’s board of directors believes, based on, among other things, their operational, investment and financial experience and backgrounds, that Alpha Star’s directors are qualified to conclude that the Business Combination is fair, from a financial point of view, to Alpha Star’s shareholders and to make other necessary assessments and determinations regarding the Business Combination. A detailed description of the experience of Alpha Star’s directors is included in this proxy statement/prospectus under the Caption “Management of Alpha Star.”

In reaching its unanimous resolution as described above, Alpha Star’s board of directors considered a variety of factors, including, but not limited to, the following:

●	Fulfilment of the Acquisition Criteria. The Alpha Star’s board of directors determined that XDATA satisfies a number of the criteria and guidelines that Alpha Star established at its IPO, including its attractive growth prospects and its experienced management team.

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●	Public Company Readiness. Alpha Star’s board of directors believes that XDATA is well positioned to be a public company in terms of scale and size, and is a company that public equity market investors will understand and value.

●	Experienced Management Team. Following completion of the Business Combination, XDATA will continue to be led by the same proven and experienced senior management team as prior to the Business Combination. The executive team has extensive experience in the industry. See discussion in this proxy statement/prospectus under the caption, “Management Following the Business Combination” for more details.

●	Potential for Increase in Shareholder Value. Alpha Star’s board of directors determined that if XDATA is able to meet its operational goals and achieve its near-to-medium term goals, then Alpha Star’s shareholders will have acquired their shares in XDATA at an attractive valuation, which would increase shareholder value.

●	Financial Analysis. The financial analysis conducted by Alpha Star’s management team and reviewed by Alpha Star’s board of directors supported the equity valuation of XDATA.

●	Other Alternatives. Alpha Star’s board of directors believes, after a thorough review of other business combination opportunities reasonably available to Alpha Star, that the Business Combination represents an attractive potential business combination for Alpha Star, and that based on its review of other reasonably available business combination opportunities no better alternative is reasonably available.

●	Negotiated Transaction. The terms and conditions of the Business Combination Agreement and the Business Combination were the product of arm’s-length negotiations between the parties.

Alpha Star’s board of directors also identified and considered the following factors and risks weighing negatively against pursuing the Business Combination, although not weighted or in any order of significance:

●	Inability to Obtain Sufficient Working Capital. The risk that XDATA will be unable to obtain sufficient working capital, at a cost acceptable to management of XDATA, or at all, and consequently will be unable to pay all closing costs of the Business Combination and/or commence operations and/or achieve the goals of XDATA’s business plan.

●	Benefits Not Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

●	Liquidation of Alpha Star. The risks and costs to Alpha Star if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in Alpha Star being unable to effect a business combination by Alpha Star’s liquidation date and thus necessitate its liquidation.

●	Exclusivity. The fact that the Business Combination Agreement includes an exclusivity provision that prohibits Alpha Star from soliciting other business combination proposals, which restricts Alpha Star’s ability, so long as the Business Combination Agreement is in effect, to consider other potential business combinations.

●	Shareholder Vote. The risk that Alpha Star shareholders may fail to provide the votes necessary to effect the Business Combination.

●	Future Financial Performance. The risk that the future financial performance of XDATA may not meet Alpha Star’s board of directors’ expectations due to factors within XDATA’s control, including management execution, or out of its control, including economic cycles or other macroeconomic factors.

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●	Closing Conditions. The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within Alpha Star’s control, including approval by Alpha Star’s shareholders and approval by Nasdaq of PubCo’s listing application in connection with the Business Combination.

●	Litigation. The possibility of litigation challenging the Business Combination or an adverse judgment granting permanent injunctive relief that could indefinitely enjoin consummation of the Business Combination.

●	Fees and Expenses. The fees and expenses associated with completing the Business Combination.

●	Limited Corporate History. XDATA has a limited corporate history and may not be able to achieve or sustain profitability or accurately predict its future results of operation, which may significantly adversely affect the value of your investment.

●	Strong Competition in the Industry. XDATA operates in a rapidly developing industry and if it is not able to compete successfully, its business and financial performance and results of operations may be adversely affected and the value of its securities may decline or become worthless. XDATA may not be able to compete effectively against our current and future competitors, which could have a material adverse effect on its business, financial condition and results of operations.

●	Limited Availability of Capital. XDATA may not be able to obtain additional capital on commercially reasonable terms, or at all, which could adversely affect its liquidity and financial position and ability to commence or expand its operations or fulfil its operational goals and business plan.

●	Other Risks. Various other risks associated with the Business Combination, the business of Alpha Star and the business of XDATA and its subsidiaries described under the caption “Risk Factors.”

While Alpha Star’s board of directors considered potentially positive and negative factors, Alpha Star’s board of directors concluded that, overall, the potentially positive factors outweighed the potentially negative factors. The foregoing discussion is not intended to be an exhaustive list of the information and factors considered by Alpha Star’s board of directors in its consideration of the Business Combination but includes the material positive factors and material negative factors considered by Alpha Star’s board of directors in that regard. In view of the number and variety of factors and the amount of information considered, Alpha Star’s board of directors did not find it practicable to, nor did it attempt to, make specific assessments of, quantify, or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, individual members of Alpha Star’s board of directors may have given different weights to different factors. Based on the totality of the information presented, Alpha Star’s board of directors collectively reached the unanimous decision to reach the determinations described above in light of the foregoing factors and other factors that the members of Alpha Star’s board of directors felt were appropriate. Portions of this explanation of Alpha Star’s board of directors’ reasons for the Business Combination and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the discussion under the caption “Cautionary Note Regarding Forward-Looking Statements” and “Market, Industry and Other Data.” Alpha Star’s board of directors does not believe that the waiver of corporate opportunities doctrine in the Alpha Star Articles impacted Alpha Star’s search for an acquisition target.

Fairness Opinion

The full text of the Fairness Opinion is attached here to as Annex E to this proxy statement/prospectus and is incorporated herein by reference. The summary of the Fairness Opinion set forth herein is qualified in its entirety by reference to the full text of the Fairness Opinion. Alpha Star shareholders are urged to read the Fairness Opinion carefully and in its entirety for a discussion of the procedures followed, assumptions made, other matters considered and limits of the review undertaken by CHFT in connection with such Fairness Opinion.

On July 15, 2024, CHFT was introduced to Alpha Star’s management team. On July 16, 2024, Alpha Star’s management team held an introductory conference call with CHFT to discuss the terms of the engagement letter in connection with the Business Combination.

On July 17, 2024, Alpha Star and CHFT entered into an engagement letter for issuing a fairness opinion report on the valuation of XDATA through research and analysis of the industry, verification of the basic assumptions, and preparation of financial models. Out of all fairness opinion providers that Alpha Star has contacted, CHFT was selected mainly due to (i) its extensive experience performing valuations and providing fairness opinions in de-SPAC transactions and (ii) commitment to an efficient lead time, which was important for Alpha Star given the timeline of the proposed Business Combination. Neither Alpha Star, XDATA, the Sponsor, nor their affiliates had any material relationship with CHFT and no such relationship was mutually understood to be contemplated pursuant to which compensation was received or to be received by CHFT during the past two years.

Alpha Star engaged CHFT to conduct a valuation of XDATA. As part of this engagement, Alpha Star instructed CHFT to evaluate the facts of the proposed transaction and provide an opinion as to whether the proposed consideration is fair and reasonable, from a financial point of view to Alpha Star. CHFT specializes in, among other things, fairness opinions, valuation services and asset valuations. CHFT delivered a fairness opinion to Alpha Star regarding its valuation of XDATA as of September 12, 2024 and the rationale supporting its conclusion (the “Fairness Opinion”). The Fairness Opinion was only one of many factors considered by the Alpha Star Board in evaluating the Business Combination. The Fairness Opinion is not determinative of the views of Alpha Star’s board of directors or management with respect to the Business Combination or of the aggregate consideration under the Business Combination Agreement. The type and amount of consideration payable in the Business Combination were determined through negotiations between Alpha Star and XDATA, and the decision to enter into the Business Combination Agreement was solely that of the Alpha Star Board.

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In assessing the valuation of XDATA in connection with rendering its opinion, CHFT performed various valuation and financial analyses, including discounted cash flow analyses and guideline public company analyses.

Procedures

CHFT’s analyses relied upon, but were not necessarily limited to, the following procedures:

●	a review of the Business Combination Agreement;

●	a review of audited financial information for XDATA for the years ended December 31, 2022, and December 31, 2023;

●	a review of unaudited interim financial information for XDATA for the period ended June 30, 2024;

●	a review of other internal documents relating to the history, current operations, and possible future financial and operating outlook of XDATA, including financial projections for the years 2024 through 2029, prepared by XDATA and provided to CHFT by Alpha Star management;

●	discussions with various members of senior management of Alpha Star and XDATA, concerning historical and current operations, financial conditions, and financial projections of XDATA; and

●	certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis and an analysis of selected comparable public companies that CHFT deemed relevant.

Assumptions

CHFT relied upon and assumed, without independent verification, the accuracy and completeness of all data, materials, and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or publicly available.

CHFT further relied upon the assurance of management of Alpha Star and XDATA that they are unaware of any facts that would make the information provided to them incomplete or misleading in any respect. CHFT’s analyses were based, among other things, on the projections of XDATA furnished to them by senior management of XDATA on August 14, 2024. In addition, CHFT assumed that the financial projections had been reasonably prepared by XDATA’s management and reflected management’s best currently available estimates and good faith judgment of the future competitive, operating and regulatory environment and related financial performance of XDATA. CHFT also relied on existing financial, economic, market, and other conditions, as well as the information available to it as of the date of its opinion.

In its review, CHFT did not obtain or receive any independent evaluation or appraisal of the assets or liabilities of, nor did it conduct a comprehensive physical inspection of, any of the assets of, XDATA, nor was it furnished with any such evaluations or appraisals or reports of such physical inspections, and it does not assume any responsibility to obtain any such evaluations, appraisals, or inspections.

In rendering its opinion, CHFT also assumed that: (i) in all respects material to its analysis that the representations and warranties of each party contained in the Business Combination Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Business Combination Agreement and that all conditions to the consummation of the Business Combination will be satisfied without waiver thereof which would affect the amount or timing of receipt of the consideration; (ii) there is not now, and there will not as a result of the consummation of the transactions contemplated by the Business Combination Agreement be, any default, or event of default, under any indenture, credit agreement or other material agreement or instrument to which Alpha Star or any of its subsidiaries or affiliates is a party; and (iii) all material assets and liabilities of XDATA were as set forth in the consolidated financial statements provided to CHFT as of the respective dates of such financial statements.

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Discounted Cash Flow Analyses

CHFT performed illustrative stand-alone discounted cash flow analyses of XDATA based on projected unlevered free cash flows for XDATA and an estimate of its terminal value at the end of the projection horizon. In performing its illustrative discounted cash flow analyses:

●	CHFT based its discounted cash flow analyses on the financial projections from 2024 to 2029 for XDATA as provided by XDATA’s senior management.

●	CHFT applied a discount rate of 12.5% to 13.5% based on CHFT’s estimate of XDATA’s weighted average cost of capital.

●	In calculating XDATA’s terminal value for purposes of its discounted cash flow analyses, CHFT used a Gordon Growth model and adopted a 3% perpetual growth rate.

●	CHFT’s illustrative discounted cash flow analyses resulted in an overall reference range of US$169 million to US$191 million (the “First Valuation Reference Range”) for purposes of valuing XDATA’s 100% equity interest on a stand-alone intrinsic-value basis.

CHFT noted that the consideration to be paid to XDATA pursuant to the Business Combination Agreement was within the First Valuation Reference Range based on the illustrative discounted cash flow analyses.

Guideline Public Company Analyses

The guideline public company method, also known as the comparable company method, is a method within the market approach whereby market multiples are derived from stock prices of public companies that are engaged in the same or similar lines of business and that are actively traded on a free and open market.

CHFT reviewed and analyzed XDATA’s trading valuation metrics and projected financial performance for the year ending December 31, 2026, compared to such information for certain publicly traded companies in the SaaS and software development industry that CHFT deemed relevant for purposes of its valuation analysis. CHFT selected publicly traded comparable group companies based upon its views as to the comparability of the financial, operating of these companies to XDATA. CHFT have selected a group of comparable companies listed on stock exchanges to provide a reasonable reference. The following criteria were adopted to select the comparable companies:

(1)	Primarily engaged in a similar business or sector as the business engaged in by XDATA. CHFT selected companies that engage in the banking software development services and have business activities in Europe, with operating characteristics resemble to certain elements of XDATA as follows;

(2)	Listed on a stock exchange in the United States or Europe; and

(3)	Contain financial information that is both available and publicly disclosed. In order to calculate price to 2026 estimated earnings (“Price/2026E Earnings”), the market price of comparable companies should be publicly available, and applicable equity research and consensus estimates should be available with respect to the estimated 2026 earnings of comparable companies.

Selected Comparable Group Companies

The following companies were selected and used by CHFT for purposes of its valuation analysis, as shown in the table below. CHFT calculated the trading multiples for these selected comparable group companies as of December 31, 2026, based on consensus estimates derived from average data collected by research analysts, sourced from FactSet, and publicly available financial filings.

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Company	Price /2026E Earnings
Intapp, Inc.	43.1x
Fidelity National Information Services, Inc.	12.4x
Alfa Financial Software Holdings Plc	21.9x
Freshworks, Inc.	22.7x
nCino Inc.	27.1x
Planisware Societe anonyme	26.7x
Temenos AG	16.6x
Mean	25.6x
Median	22.7x

In performing its guideline public company analyses:

●	CHFT applied selected multiple ranges of 22.7x to 25.6x estimated 2026 earnings to corresponding financial data for XDATA for purposes of valuing XDATA on a stand-alone public market trading basis.

●	The selected companies’ analyses indicated implied total equity value reference ranges for XDATA of US$161 million to US$183 million (the “Second Valuation Reference Range”) for purpose of valuing XDATA’s 100% equity interest on a stand-alone public market trading basis using the aforementioned trading Price/2026E Earnings multiple range.

●	CHFT noted that the consideration to be paid to XDATA pursuant to the Business Combination Agreement was within the Second Valuation Reference Range based on guideline public company analyses.

Disclosure of Fee and Prior Relationships

As compensation for CHFT’s services in connection with the rendering of its opinion to the board of directors of Alpha Star, Alpha Star agreed to pay CHFT a fee of US$ 62,000. Alpha Star has agreed to indemnify CHFT against certain liabilities arising out of or in connection with the services rendered and to be rendered by CHFT. Except for the aforementioned compensation, CHFT has not received and will not receive any other payment or compensation, including any compensation contingent upon the successful consummation of the Business Combination.

During the two-year period prior to the date of the Fairness Opinion, no material relationship existed between CHFT or its affiliates or unaffiliated representatives and Alpha Star or any of its affiliates pursuant to which compensation was received by CHFT. CHFT may seek to provide valuation and consultancy services to Alpha Star, or its respective affiliates in the future, for which CHFT would seek customary compensation. However, any such future relationship is not currently contemplated.

Conclusions

CHFT’s fairness opinion, which was reviewed by Alpha Star’s board of directors prior to approving the final terms of the Business Combination, indicates that based upon the investigation, analysis, and assumptions described therein, the total consideration to be paid for XDATA of one hundred eighty million ($180,000,000) is fair to Alpha Star and its shareholders from a financial point of view.

Financial Projections of XDATA

The information set forth below is included solely to give Alpha Star’s shareholders access to the financial projections of XDATA (the “Projections”) that were prepared by XDATA’s directors and management and provided to, and relied upon, by CHFT in connection with the rendering of its Fairness Opinion. The Projections were also made available to Alpha Star’s board of directors. The inclusion of information about the Projections in this proxy statement/prospectus should not be regarded as an indication that Alpha Star’s board of directors, management, or any other recipient of this information considered, or now considers, this information to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the Business Combination Proposal. Neither Alpha Star’s management, XDATA nor their respective representatives has made or makes any representations to any person regarding the ultimate performance of XDATA relative to the Projections. The Projections are not fact, are not a guarantee of future performance and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus, including investors or shareholders, are cautioned not to place undue reliance on this information. You are cautioned not to rely on the Projections in making a decision regarding the Business Combination, as the Projections may be materially different than actual results. XDATA will not refer back to the Projections in future periodic reports filed under the Exchange Act and the Projections are not, and should not be construed as, guidance.

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EXCEPT TO THE EXTENT REQUIRED BY APPLICABLE FEDERAL SECURITIES LAWS, BY INCLUDING IN THIS PROXY STATEMENT/PROSPECTUS A SUMMARY OF THE PROJECTIONS FOR XDATA, ALPHA STAR UNDERTAKES NO OBLIGATIONS AND EXPRESSLY DISCLAIMS ANY RESPONSIBILITY TO UPDATE OR REVISE, OR PUBLICLY DISCLOSE ANY UPDATE OR REVISION TO, THESE FINANCIAL PROJECTIONS TO REFLECT CIRCUMSTANCES OR EVENTS, INCLUDING UNANTICIPATED EVENTS, THAT MAY HAVE OCCURRED OR THAT MAY OCCUR AFTER THE PREPARATION OF THESE FINANCIAL PROJECTIONS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING THE FINANCIAL PROJECTIONS ARE SHOWN TO BE IN ERROR OR CHANGE. NOTWITHSTANDING THE FOREGOING, ALPHA STAR AND XDATA ACKNOWLEDGE AND CONFIRM EACH OF THEIR RESPECTIVE OBLIGATIONS TO ENSURE THAT ANY STATEMENTS IN THE XDATA PROJECTIONS ARE NOT MATERIALLY FALSE OR MISLEADING, WHERE SUCH STATEMENTS NO LONGER HAVE A REASONABLE BASIS PRIOR TO CONSUMMATION OF THE BUSINESS COMBINATION, OR WHERE SUCH STATEMENTS BECOME MATERIALLY FALSE OR MISLEADING BY REASON OF SUBSEQUENT EVENTS, INCLUDING EVENTS THAT MAY RENDER THE MATERIAL ASSUMPTIONS UNDERLYING THE PROJECTIONS INVALID.

Certain of the measures included in the prospective financial information may be considered non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by XDATA may not be comparable to similarly titled amounts used by other companies.

XDATA does not provide a reconciliation of the forward looking non-GAAP financial measures to the comparable GAAP financial measures, including non-recurring and infrequent items that not indicative of XDATA’s ongoing operations. These items are uncertain, depend on various factors and could have a material impact on XDATA’s GAAP results for the applicable period.

The Projections are unaudited, based upon estimated results of XDATA management and do not include the impact of the accounting for the Business Combination or other impacts from the consummation of the Business Combination. The key elements of the Projections are summarized below:

	Fiscal Year Ending December 31,
(US$ in millions)	2024E	2025E	2026E	2027E	2028E	2029E
Total Revenue	5.9	11.0	19.1	31.6	48.9	73.2
Year-on-Year Growth %	66.9%	87.5%	73.3%	65.4%	54.7%	49.6%
Cost of Goods Sold	1.8	3.4	5.9	9.8	15.2	22.7
Gross Profit	4.1	7.6	13.2	21.8	33.8	50.5
Gross Margin %	69.0%	69.0%	69.0%	69.0%	69.0%	69.0%
EBITDA	1.8	3.9	7.2	12.8	20.3	30.3
EBITDA Margin %	30.5%	35.5%	37.6%	40.5%	41.4%	41.3%
Net Profit	1.7	3.8	7.1	12.7	16.9	25.4
Net Profit Margin %	29.5%	34.8%	37.2%	40.3%	34.6%	34.7%

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The assumptions, estimates, and bases considered in the Projections included, but were not limited to, the following:

1.	XDATA used a five full year projection period for the Projections; this falls within the standard measuring period range for financial projections in an acquisition context. Five years provides a reasonable prediction window and provides enough information for investors to assess whether an investment is worthwhile, without getting overly complex. This projection period allows for forecasting the growth of an emerging business such as XDATA. Since the Projections cover multiple years, such information by its nature becomes less reliable with each successive year.

2.	XDATA has made numerous estimates and material assumptions with respect to, among other things, the timing of revenue streams and expected growth of new offerings (including growth of SaaS revenue), the pace of new client acquisitions, geographic expansion, general business and economic conditions and numerous other matters, many of which are beyond the control of XDATA, Alpha Star or any other parties to the Business Combination.

3.	XDATA prepared the Projections using the following financial guidelines:

●	Revenue includes all remuneration received by XDATA from its clients.

●	Cost of goods sold consists of all pass through third party costs expended on client engagements, as well as certain personnel expenses directly related to client engagements.

●	Gross margin, defined as revenue minus cost of goods sold, is expected to remain steady over the projections period, as higher margin SaaS and other subscription based revenues grow year over year.

●	EBITDA as used in the Projections represents earnings before interest, taxes, depreciation and amortization.

●	“Net Income” as used in the Projections represents earnings before interest and taxes (EBIT).

4.	XDATA is expected to continue its historical evolution from a project based small business to a larger enterprise with growth in higher margin SaaS subscription based services. The SaaS market in the banking, financial services, and insurance sectors is expected to continue to grow during the forecast period. XDATA expects significant client retention, based on its experience with clients through the date of the Projections.

5.	Revenue growth is expected to correlate to a significant degree with geographic expansion over the course of the projections period. XDATA projects revenue growth from existing and new clients based in the United Kingdom, Cyprus, Armenia, Estonia and other EU nations, commencing in 2025 and continuing thereafter.

6.	The Projections analyzed the average revenue per client engagement in fiscal 2023 (which was approximately $383,000), and then forecasted the growth in revenue by multiplying that same per engagement revenue number by the number of projected engagements during each year of the projections period. The number of engagements was forecasted to grow annually within a range of 50% to 88% year over year. This rate of growth is expected to be attributable to the growth of SaaS revenues, both in the aggregate and as a percentage of XDATA’s future revenues; more specifically, SaaS revenues are subscription-based, and therefore the development cycle for SaaS engagements is shorter than the development cycle for other, project based engagements, which XDATA expects will enable it to absorb and service a growing volume of SaaS engagements in future years. For 2029, XDATA has projected 199 engagements, each generating revenue of approximately $383,000, resulting in projected 2029 revenues of approximately $73.2 million. Factors or contingencies that could affect these assumptions include, but are not limited to, XDATA’s ability to absorb revenue growth, the success of XDATA’s business development efforts, the risk of commoditization of XDATA’s services, changes (whether upward or downward) in the pricing models for SaaS subscription services, changes in technology and general macroeconomic and/or industry specific factors.

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●	As to the UK, small and medium-sized enterprises (“SMEs”) often face challenges in accessing tailored financial services, creating a demand for specialized banking software. Furthermore, the UK’s strict regulatory environment creates a need for compliance-focused software solutions. These all create demand for an advanced banking system and software service provider such as XDATA with existing successful cases serving small and medium-sized customers.

●	As to Cyprus, it is a member of the EU, which means it must adhere to PSD2 (Payment Services Directive 2) and other EU financial regulations. Cyprus also is a popular destination for forex brokers, payment institutions, and crypto companies, creating demand for specialized banking software, which will require robust banking and payment processing solutions.

●	As to Armenia, SMEs and larger enterprises are increasingly looking for tailored financial solutions, driving demand for specialized banking software. Additionally, the growing digital transformation of businesses in Armenia highlights the need for advanced banking systems and software services. These factors create a favorable market for a provider like XDATA, which has a strong track record in delivering solutions for both SMEs and larger enterprises.

●	Revenue growth also is expected to continue in Estonia. As XDATA has a foothold in Estonia and has established product awareness, it expects to leverage existing client relationships to encourage satisfied clients to refer new customers. The Company also expects to establish strategic partnerships with other companies, such as technology providers and complementary service providers, to offer bundled solutions to new customers. In Estonia, XDATA will continue to will focus on scaling operations, expanding the customer base, and enhancing product offerings.

●	As to the EU, SMEs and electronic money institutions require customized financial solutions to navigate the region’s diverse regulatory landscape, driving demand for specialized banking software. Additionally, established banks in the EU are increasingly seeking innovative digital solutions to enhance their services and ensure compliance with evolving regulations. These factors create a strong market opportunity for a provider like XDATA, which has a proven track record in delivering tailored banking solutions.

●	Factors, contingencies and/or uncertainties that could affect growth include macroeconomic changes, technological advancements affecting XDATA’s offerings, changes in laws and regulations affecting its industry generally and/or in specific geographic markets, and political instability. The Projections assume that the occurrence of any of these events would not have a material adverse effect on XDATA’s business, results of operations, and financial condition.

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Interests of Alpha Star’s Directors and Officers in the Business Combination

In considering the recommendation of Alpha Star’s board of directors to vote in favor of the Business Combination, shareholders should be aware that, aside from their interests as shareholders, the Sponsor and certain of Alpha Star’s directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally. Alpha Star’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination, in recommending to shareholders that they approve the Business Combination and in agreeing to vote their shares in favor of the Business Combination. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things, the fact that:

●	If the Business Combination with XDATA or another business combination is not consummated by June 15, 2025, Alpha Star will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining shareholders and Alpha Star’s board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the Alpha Star IPO, are expected to be worthless because the holders are not entitled to participate in any redemption or distribution of proceeds in the Trust Account with respect to such shares. On the other hand, if the Business Combination is consummated, each outstanding Alpha Star Ordinary Share will be converted into one PubCo Ordinary Share, subject to adjustment described herein.

●	If Alpha Star is unable to complete a business combination within the required time period, the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Alpha Star for services rendered to or, contracted for or, for products sold to, Alpha Star. If Alpha Star consummates a business combination, on the other hand, Alpha Star will be liable for all such claims.

●	The Sponsor acquired the Founder Shares, which will be converted into PubCo Ordinary Shares in connection with the Business Combination, for an aggregate purchase price of $25,000 prior to the Alpha Star IPO. Based on the closing price of $15.47 of the Alpha Star Ordinary Shares on the OTC Pink Open Market on April 2, 2025, the value of the Founder Shares outstanding upon the Closing would be $44,476,250.

●	The Sponsor acquired the Private Units for an aggregate purchase price of $3,300,000 in the Alpha Star IPO. Based on the closing price of $12.99 of the Alpha Star Units on the OTC Pink Open Market on April 2, 2025, the value of the Private Units outstanding upon the Closing would be $4,286,700.

●	As a result of the prices at which the Sponsor acquired the Founder Shares and the Private Units, and their current value, the Sponsor could make a substantial profit after the completion of the Business Combination even if Alpha Star Public Shareholders lose money on their investments as a result of a decrease in the post-combination value of their Public Shares.

●	The Sponsor and Alpha Star’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Alpha Star’s behalf, such as identifying and investigating possible business targets and business combinations. However, if Alpha Star fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, Alpha Star may not be able to reimburse these expenses if the Business Combination or another business combination is not completed by June 15, 2025. As of the Record Date, the Sponsor and Alpha Star’s officers and directors and their affiliates had not incurred unpaid reimbursable expenses.

●	If Alpha Star is unable to complete a business combination within the required time period, the aggregate dollar amount of non-reimbursable funds would be approximately $50,300,603 reflecting the market value of Founder Shares, the market value of Private Units, and the amount outstanding under promissory notes and loan agreement.

●	Alpha Star has provisions in the Alpha Star Articles waiving the corporate opportunities doctrine on an ongoing basis, which means that Alpha Star’s officers and directors have not been obligated and continue to not be obligated to bring all corporate opportunities to Alpha Star.

●	The Business Combination Agreement provides for the continued indemnification of Alpha Star’s current directors and officers and the continuation of directors and officers liability insurance covering Alpha Star’s current directors and officers.

●	Alpha Star’s Sponsor, affiliates of the Sponsor, officers and directors may make loans from time to time to Alpha Star to fund certain capital requirements. Loans may be made after the date of this proxy statement/prospectus. If the Business Combination is not consummated, any outstanding loans will not be repaid and will be forgiven except to the extent there are funds available to Alpha Star outside of the Trust Account.

●	Alpha Star entered into an agreement, commencing December 13, 2021, through the earlier of the consummation of a business combination or its liquidation, to pay the Sponsor a monthly fee of $10,000 for certain general and administrative services, including office space, utilities and administrative services.

●	Patrick Swint, currently an independent director of Alpha Star, will be an independent director of PubCo following the closing of the Business Combination and, therefore, in the future, such director will receive cash fees, share options or share-based awards that the board of directors of PubCo determines to pay such director.

●	Certain of Alpha Star’s director is expected to become a director of the combined company and will enter into indemnification agreements with the combined company.

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Anticipated Accounting Treatment

The Business Combination is accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Alpha Star is treated as the “acquired” company, while XDATA is treated as the accounting acquirer for financial reporting purposes. This determination was primarily based on the holders of XDATA expecting to have a majority of the voting power of the post-combination company, XDATA’s senior management comprising all of the senior management of the post-combination company, the relative size of XDATA compared to Alpha Star, and XDATA’s operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of XDATA issuing shares for the net assets of Alpha Star, accompanied by a recapitalization. The net assets of Alpha Star will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of XDATA.

Regulatory Matters

The Reincorporation Merger, the Share Exchange and the other transactions contemplated by the Business Combination Agreement are not subject to any additional U.S. federal or state regulatory requirements or approvals, or any regulatory requirements or approvals under the laws of the Cayman Islands, except for the registration by the Registrar of Companies in the Cayman Islands of Reincorporation Merger and the Plan of Merger.

Substantially all of XDATA’s revenue is expected to be derived from the operations in Estonia. With respect to its operations, XDATA is subject to various Estonian laws and regulations. For more details, see the discussion in this proxy statement/prospectus under the caption, “Information about XDATA —Government Regulations.”

Vote Required for Approval

The approval of the Business Combination Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

Brokers are not entitled to vote on the Business Combination Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

The approval of the Business Combination Proposal is a condition to the consummation of the Transactions. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal, as described below) will not be presented to the Alpha Star Shareholders for a vote.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, the Business Combination Agreement, dated as of September 12, 2024, as amended by the supplemental agreement dated as of December 15, 2024, by and among Alpha Star Acquisition Corporation (“Alpha Star”), Xdata Group (“PubCo”), a Cayman Islands exempted company, and OU XDATA GROUP (“XDATA”), a company incorporated in Estonia (as may be amended from time to time, the “Business Combination Agreement”), a copy of which is attached to the accompanying proxy statement/prospectus as Annex A, as amended by the Supplemental Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A-1, and the transactions contemplated therein (the “Business Combination”), including the Business Combination whereby Alpha Star will merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger as the holding and listed company, and immediately thereafter and as part of the same overall transaction, PubCo (as the surviving company of the Reincorporation Merger) will acquire the shares, representing in the aggregate 100% (on an as-converted and fully diluted basis) of the shares issued and outstanding, of XDATA, resulting in XDATA being a wholly owned subsidiary of PubCo, in exchange for certain number of shares of PubCo (the “Share Exchange,” together with the Reincorporation Merger, the “Business Combination”), be and is hereby approved and authorized in all respect.”

Recommendation of Alpha Star’s Board of Directors

ALPHA STAR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ALPHA STAR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

Appraisal Rights under the Cayman Companies Act

Holders of record of Alpha Star Ordinary Shares may have appraisal rights in connection with the Business Combination under the Cayman Companies Act. Holders of record of Alpha Star Ordinary Shares wishing to exercise such statutory dissenter rights and make a demand for payment of the fair value for his, her or its Alpha Star Ordinary Shares must give written objection to the Reincorporation Merger to Alpha Star prior to the shareholder vote to approve the Reincorporation Merger and follow the procedures set out in Section 238 of the Cayman Companies Act, noting that any such dissenter rights may subsequently be lost and extinguished pursuant to Section 239 of the Cayman Companies Act which states that no such dissenter rights shall be available in respect of shares of any class for which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent provided that the merger consideration for the Alpha Star Ordinary Shares constitutes inter alia shares of any company which at the effective date of the merger are listed on a national securities exchange. Alpha Star believes that such fair value would equal the amount that Alpha Star shareholders would obtain if they exercised their redemption rights as described herein. An Alpha Star shareholder which elects to exercise appraisal rights must do so in respect of all of the Alpha Star Ordinary Shares that person holds and will lose their right to exercise their redemption rights as described herein. See the discussion in this proxy statement/prospectus under the caption, “Extraordinary General Meeting of Alpha Star Shareholders — Appraisal Rights under the Cayman Companies Act.”

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Alpha Star shareholders are recommended to seek their own advice as soon as possible on the application and procedure to be followed in respect of the appraisal rights under the Cayman Companies Act.

Stock Exchange Listing of PubCo Ordinary Shares and PubCo Warrants

PubCo will use reasonable best efforts to cause the PubCo Ordinary Shares and PubCo Warrants issuable pursuant to the Business Combination Agreement to be approved for listing on Nasdaq under the symbols “XDT” and “XDTWW”, respectively, each subject to official notice of issuance. Approval of the listing on Nasdaq of PubCo Ordinary Shares and PubCo Warrants (subject to official notice of issuance) is a condition to each party’s obligation to complete the Business Combination.

Delisting and Deregistration of Alpha Star Ordinary Shares

If the Business Combination is completed, the Alpha Star Public Shares and Alpha Star Public Warrants will be deregistered under the Exchange Act.

Combined Company Status as Foreign Private Issuer under the Exchange Act

It is anticipated that, upon consummation of the Business Combination, the Combined Company will be a foreign private issuer within the meaning of the rules under the Exchange Act, and consequently, will be subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. The Combined Company will be required to file its annual report on Form 20-F for the year ending December 31, 2024 with the SEC by April 30, 2025. In addition, the Combined Company will furnish reports on Form 6-K to the SEC regarding certain information required to be publicly disclosed by the Combined Company in the Cayman Islands or that is distributed or required to be distributed by the Combined Company to its shareholders.

Based on its foreign private issuer status, the Combined Company will not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as a U.S. domestic company whose securities are registered under the Exchange Act. The Combined Company will also not be required to comply with Regulation FD, which addresses certain restrictions on the selective disclosure of material information. In addition, among other matters, the Combined Company officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of PubCo Ordinary Shares.

Combined Company Status as an Emerging Growth Company under U.S. Federal Securities Laws and Related Implications

Each of Alpha Star and PubCo is, and consequently, following the Business Combination, the Combined Company will be, an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, the Combined Company will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find the Combined Company’s securities less attractive as a result, there may be a less active trading market for the Combined Company’s securities and the prices of the Combined Company’s securities may be more volatile.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Combined Company does not intend to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Combined Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Combined Company’s financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.

The Combined Company will remain an emerging growth company until the earlier of: (i) the last day of the fiscal year (a) following the fifth anniversary of Alpha Star’s IPO, (b) in which PubCo has total annual gross revenue of at least $1.235 billion, or (c) in which the Combined Company is deemed to be a large accelerated filer, which means the market value of the Combined Company’s common equity that is held by non-affiliates exceeds $700 million as of the last business day of its most recently completed second fiscal quarter; and (ii) the date on which the Combined Company has issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.

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PROPOSAL 2 — THE REINCORPORATION MERGER PROPOSAL

Overview

The Reincorporation Merger Proposal, if approved, will authorize the Reincorporation Merger, the Plan of Merger and any and all transactions provided for in the Plan of Merger. A copy of the Plan of Merger is attached to this proxy statement/prospectus as Annex D. For the discussion concerning the Business Combination, including the Reincorporation Merger, see the section of this proxy statement/prospectus titled “Proposal 1 — The Business Combination Proposal.”

Under the Business Combination Agreement, the approval of the Reincorporation Merger Proposal is a condition to the adoption of the Business Combination Proposal and vice versa. Accordingly, if the Business Combination Proposal is not approved, the Reincorporation Merger Proposal will not be presented at the extraordinary general meeting.

Vote Required for Approval

The approval of the Reincorporation Merger Proposal will require a special resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of shareholders holding at least two-thirds of the Alpha Star Ordinary Shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.

Brokers are not entitled to vote on the Reincorporation Merger Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as a special resolution, that the Reincorporation Merger, the Plan of Merger in relation to the Reincorporation Merger in substantially the form attached to the accompanying proxy statement/prospectus as Annex D, and any and all transactions provided for in the Plan of Merger be and are hereby approved and authorized in all respect.”

Recommendation of Alpha Star’s Board of Directors

ALPHA STAR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALPHA STAR SHAREHOLDERS VOTE “FOR” THE REINCORPORATION MERGER PROPOSAL.

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PROPOSAL 3 — THE NASDAQ LISTING PROPOSAL

Overview

We are proposing the Nasdaq Listing Proposal in order to comply with Nasdaq Listing Rules 5635(a), (b), and (d). Under Nasdaq Listing Rule 5635(a), shareholder approval is required prior to the issuance of securities in connection with the acquisition of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of PubCo Ordinary Shares (or securities convertible into or exercisable for PubCo Ordinary Shares); or (B) the PubCo Ordinary Shares to be issued is or will be equal to or in excess of 20% of the number of PubCo Ordinary Shares outstanding before the issuance of the shares or securities. Under Nasdaq Listing Rule 5635(b), shareholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control. Under Nasdaq Listing Rule 5635(d), shareholder approval is required for a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of PubCo Ordinary Shares (or securities convertible into or exercisable for PubCo Ordinary Shares) at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the PubCo Ordinary Shares for the five trading days immediately preceding the signing of the binding agreement, if the number of PubCo Ordinary Shares (or securities convertible into or exercisable for PubCo Ordinary Shares) to be issued equals to 20% or more of the PubCo Ordinary Shares, or 20% or more of the voting power, outstanding before the issuance.

Reasons for the Nasdaq Listing Proposal

In consideration of the Share Exchange, at the Closing, PubCo will issue 18,000,000 PubCo Ordinary Shares with a deemed price per share US$10.00 to XDATA Shareholders. Because the number of PubCo Ordinary Shares we anticipate issuing as consideration in the Business Combination (1) will constitute more than 20% of PubCo’s outstanding ordinary shares and more than 20% of outstanding voting power prior to such issuance, and (2) will result in a change of control of Alpha Star, we are required to obtain shareholder approval of such issuance pursuant to Nasdaq Listing Rules 5635(a), (b) and (d).

Effect of Proposal on Current Shareholders

If the Nasdaq Listing Proposal is adopted, Alpha Star would issue shares representing more than 20% of our outstanding ordinary shares in connection with the Business Combination.

The issuance of the Ordinary Shares described above would result in significant dilution to Alpha Star’s shareholders, and result in its shareholders having a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Combined Company.

Vote Required for Approval

The approval of the Nasdaq Listing Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

The Nasdaq Listing Proposal is conditioned upon the approval of the Business Combination Proposal and the Reincorporation Merger Proposal. If the Business Combination Proposal and the Reincorporation Merger Proposal are not approved, the Nasdaq Listing Proposal will have no effect even if approved by our shareholders.

Brokers are not entitled to vote on the Nasdaq Listing Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that the issuance of securities in connection with the Business Combination in order to comply with Nasdaq Listing Rules 56535(a), (b) and (d), be approved in all respects.”

Recommendation of Alpha Star’s Board of Directors

ALPHA STAR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ALPHA STAR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NASDAQ LISTING PROPOSAL.

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PROPOSAL 4 — THE GOVERNANCE PROPOSAL

Overview

Alpha Star is asking its shareholders to vote upon, on a non-binding advisory basis, a proposal to approve certain governance provisions contained in the PubCo Articles, which will be adopted by PubCo upon the First Effective Time. These proposals are being presented in accordance with SEC guidance and will each be voted upon on an advisory basis. The vote on each of these proposals is not binding on Alpha Star or its board of directors.

In the judgment of Alpha Star’s board of directors, these provisions are necessary to adequately address the needs of PubCo. Furthermore, the Business Combination is not conditioned upon the separate approval of the Governance Proposal.

Governance Proposal

The following is a summary of the material differences between Alpha Star Articles (the “Current Charter”) and the PubCo Articles applicable to the Governance Proposal. This summary is qualified by reference to the complete text of the PubCo Articles, a copy of which is attached to this proxy statement as Annex B. We urge all shareholders to read the PubCo Articles in their entirety for a more complete description of its terms.

Governance Proposal A — The Reincorporation Merger	To approve the merger of Alpha Star with and into PubCo, its wholly owned Cayman Islands subsidiary, with PubCo surviving the Reincorporation Merger.

Governance Proposal B — The Share Exchange	To approve the authorization for PubCo’s board of directors to complete the Share Exchange with the shareholders of XDATA, resulting in XDATA becoming a wholly owned subsidiary of PubCo.

Governance Proposal C — Authorized Ordinary Shares	The Current Charter authorizes the issuance of up to 50,000,000 ordinary shares, par value $0.001 per share, whereas PubCo’s authorized shares under its Memorandum of Association are 500,000,000 PubCo Ordinary Shares, par value $0.0001 per share.

Governance Proposal D — Provisions Applicable to Blank Check Companies	Under the Current Charter, Article 36 sets forth various provisions related to Alpha Star’s operation as a blank check company prior to the consummation of an initial business combination, whereas PubCo Articles does not include these blank check company provisions. In addition, the Current Charter provisions requiring that the proceeds from Alpha Star’s IPO be held in a trust account until a business combination or liquidation of Alpha Star and the terms governing the consummation of a proposed business combination are not present in PubCo Articles. Furthermore, PubCo’s name will also be changed to “Xdata Group.” which will be set out in PubCo Articles.

Reasons for the Governance Proposal

The Reincorporation Merger

The purpose of the Reincorporation Merger is to establish a Cayman Islands company as the parent entity of XDATA. As a result of the Reincorporation Merger, the Alpha Star shareholders will no longer be shareholders of Alpha Star. The Alpha Star shareholders (other than the Alpha Star shareholders who exercise their redemption rights, and any direct or indirect wholly owned subsidiary of Alpha Star holding Alpha Star Shares) will become shareholders of PubCo.

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The Share Exchange

Alpha Star’s board of directors considered a wide variety of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement, including but not limited to, the following material factors:

●	Fulfilment of the Acquisition Criteria. The Alpha Star’s board of directors determined that XDATA satisfies a number of the criteria and guidelines that Alpha Star established at its IPO, including its attractive growth prospects and its experienced management team.

●	Public Company Readiness. The Alpha Star’s board of directors believes that XDATA is well positioned to be a public company in terms of scale and size, and is a company that public equity market investors will understand and value.

●	Experienced Management Team. Following completion of the Business Combination, XDATA will continue to be led by the same proven and experienced senior management team as prior to the Business Combination. The executive team has extensive experience in the industry. See discussion in this proxy statement/prospectus under the caption, “Management Following the Business Combination” for more details.

●	Potential for Increase in Shareholder Value. The Alpha Star’s board of directors determined that if XDATA is able to meet its operational goals and achieve its near-to-medium term goals, then Alpha Star’s shareholders will have acquired their shares in XDATA at an attractive valuation, which would increase shareholder value.

●	Financial Analysis. The financial analysis conducted by Alpha Star’s management team and reviewed by Alpha Star’s board of directors supported the equity valuation of XDATA.

●	Other Alternatives. The Alpha Star’s board of directors believes, after a thorough review of other business combination opportunities reasonably available to Alpha Star, that the Business Combination represents an attractive potential business combination for Alpha Star, and that based on its review of other reasonably available business combination opportunities no better alternative is reasonably available.

●	Negotiated Transaction. The terms and conditions of the Business Combination Agreement and the Business Combination were the product of arm’s-length negotiations between the parties.

Alpha Star’s board of directors also identified and considered the following factors and risks weighing negatively against pursuing the Business Combination, although not weighted or in any order of significance:

●	Inability to Obtain Sufficient Working Capital. The risk that XDATA will be unable to obtain sufficient working capital, at a cost acceptable to management of XDATA, or at all, and consequently will be unable to pay all closing costs of the Business Combination and/or commence operations and/or achieve the goals of XDATA’s business plan.

●	Benefits Not Achieved. The risk that the potential benefits of the Business Combination may not be fully achieved or may not be achieved within the expected timeframe.

●	Liquidation of Alpha Star. The risks and costs to Alpha Star if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in Alpha Star being unable to effect a business combination by Alpha Star’s liquidation date and thus necessitate its liquidation.

●	Exclusivity. The fact that the Business Combination Agreement includes an exclusivity provision that prohibits Alpha Star from soliciting other business combination proposals, which restricts Alpha Star’s ability, so long as the Business Combination Agreement is in effect, to consider other potential business combinations.

●	Shareholder vote. The risk that Alpha Star Shareholders may fail to provide the votes necessary to effect the Business Combination.

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●	Future financial performance. The risk that the future financial performance of XDATA may not meet Alpha Star’s board of directors’ expectations due to factors within XDATA’s control, including management execution, or out of its control, including economic cycles or other macroeconomic factors.

●	Closing conditions. The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within Alpha Star’s control, including approval by Alpha Star’s Shareholders and approval by Nasdaq of PubCo’s listing application in connection with the Business Combination.

●	Litigation. The possibility of litigation challenging the Business Combination or an adverse judgment granting permanent injunctive relief that could indefinitely enjoin consummation of the Business Combination.

●	Fees and expenses. The fees and expenses associated with completing the Business Combination.

●	Limited Corporate History. XDATA has a limited corporate history and may not be able to achieve or sustain profitability or accurately predict its future results of operation, which may significantly adversely affect the value of your investment.

●	Strong Competition in the industry. XDATA operates in a rapidly developing industry and if it is not able to compete successfully, its business and financial performance and results of operations may be adversely affected and the value of its securities may decline or become worthless. XDATA may not be able to compete effectively against our current and future competitors, which could have a material adverse effect on its business, financial condition and results of operations.

●	Limited Availability of Capital. XDATA may not be able to obtain additional capital on commercially reasonable terms, or at all, which could adversely affect its liquidity and financial position and ability to commence or expand its operations or fulfil its operational goals and business plan.

●	Other risks. Various other risks associated with the Business Combination, the business of Alpha Star and the business of XDATA and its subsidiaries described under the caption “Risk Factors.”

While Alpha Star’s board of directors considered potentially positive and negative factors, Alpha Star’s board of directors concluded that, overall, the potentially positive factors outweighed the potentially negative factors. The foregoing discussion is not intended to be an exhaustive list of the information and factors considered by Alpha Star’s board of directors in its consideration of the Business Combination but includes the material positive factors and material negative factors considered by Alpha Star’s board of directors in that regard. In view of the number and variety of factors and the amount of information considered, Alpha Star’s board of directors did not find it practicable to, nor did it attempt to, make specific assessments of, quantify, or otherwise assign relative weights to, the specific factors considered in reaching its determination. In addition, individual members of Alpha Star’s board of directors may have given different weights to different factors. Based on the totality of the information presented, Alpha Star’s board of directors collectively reached the unanimous decision to reach the determinations described above in light of the foregoing factors and other factors that the members of Alpha Star’s board of directors felt were appropriate. Portions of this explanation of Alpha Star’s board of directors’ reasons for the Business Combination and other information presented in this section are forward-looking in nature and, therefore, should be read in light of the discussion under the caption “Cautionary Note Regarding Forward-Looking Statements” and “Market, Industry and Other Data.” Alpha Star’s board of directors does not believe that the waiver of corporate opportunities doctrine in the Alpha Star Articles impacted Alpha Star’s search for an acquisition target.

After careful consideration, Alpha Star’s board of directors determined that the Share Exchange forming part of the Business Combination with XDATA is in the best interests of Alpha Star and its shareholders. See the section titled “Proposal 1: — The Business Combination Proposal — Alpha Star’s Board of Directors’ Recommendation and Reasons for the Business Combination” for additional information.

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Provisions Applicable to Blank Check Companies

The elimination of certain provisions related to Alpha Star’s status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination. For example, the PubCo Articles does not include the requirement to dissolve PubCo after a certain time period and allows it to continue as a corporate entity with perpetual existence following consummation of the Business Combination. Perpetual existence is the usual period of existence for corporations, and Alpha Star’s board of directors believes it is the most appropriate period for the post-combination company following the Business Combination. In addition, certain other provisions in the Current Charter require that proceeds from Alpha Star’s IPO be held in the Trust Account until a business combination or liquidation of Alpha Star has occurred. These provisions cease to apply once the Business Combination is consummated and are therefore not included in the PubCo Articles.

Vote Required for Approval

The approval of the Governance Proposal, which is a non-binding vote, will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

Brokers are not entitled to vote on the Governance Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

As discussed above, the Governance Proposal is advisory votes and therefore are not binding on Alpha Star or its board of directors. Furthermore, the Business Combination is not conditioned on the separate approval of the Governance Proposal. Accordingly, regardless of the outcome of the non-binding advisory vote on these proposals, the PubCo Articles will be the charter of PubCo upon consummation of the Business Combination.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that (i) the amended and restated memorandum and articles of association of PubCo in the form attached to this proxy statement/prospectus as Annex B; and (ii) the new name by PubCo as “Xdata Group”; be adopted and approved in all respects.”

Recommendation of Alpha Star’s Board of Directors

ALPHA STAR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ALPHA STAR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE GOVERNANCE PROPOSAL.

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PROPOSAL 5 — THE INCENTIVE PLAN PROPOSAL

Summary of the Proposal

In connection with the Business Combination, Alpha Star and XDATA have agreed that PubCo shall adopt the Incentive Plan. The Incentive Plan provides for the issuance of up to an aggregate of a number of PubCo Ordinary Shares equal to 10% (on an as-converted and fully diluted basis) of the outstanding PubCo Ordinary Shares as of the Closing (and after giving effect to all redemptions) will be reserved and authorized for issuance under the Incentive Plan as of the Closing.

The following is a summary of certain terms and conditions of the Incentive Plan. This summary is qualified in its entirety by reference to the Incentive Plan, which is attached to this proxy statement/prospectus as Annex C. You are encouraged to read the entirety of the Incentive Plan.

Summary of the Incentive Plan

In order to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected employees, directors and consultants of PubCo and to promote the success and enhance the value of PubCo, PubCo will adopt a share incentive plan upon the Closing of the Business Combination. A form of the Incentive Plan is filed as Annex C to this proxy statement/prospectus.

The maximum aggregate number of PubCo Ordinary Shares which may be issued pursuant to all awards under the Incentive Plan initially will be equal to 10% (on an as-converted and fully diluted basis) of the outstanding PubCo Ordinary Shares as of the Closing (and after giving effect to all redemptions). As of the date of this proxy statement/prospectus, no award has been granted under the Incentive Plan.

The following paragraphs describe the principal terms of the Incentive Plan.

Types of awards. The Incentive Plan permits the awards of options, restricted shares, and restricted share units or other types of awards approved by the PubCo board or any committee appointed thereof.

Plan administration. The Incentive Plan shall be administered by the PubCo’s board of directors or any committee appointed thereof, which determines, among other things, the participants eligible to receive awards, the type or types of awards to be granted to each eligible participant, the number of awards to be granted to each eligible participant, and the terms and conditions of each award grant.

Award agreement. Awards under the Incentive Plan are evidenced by an award agreement that set forth the terms, conditions and limitations for each award which may include the term of an award, the provisions applicable in the event the participant’s employment or service terminates, and PubCo’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an award.

Eligibility. PubCo may grant awards to directors, consultants, and employees of PubCo and its related entities.

Vesting schedule. In general, the PubCo board determines the vesting schedule, which is specified in the relevant award agreement.

Exercise of awards. The exercise price per share subject to an option is determined by the PubCo board and set forth in the award agreement which may be a fixed price or a variable price related to the fair market value of the shares.

Transfer restrictions. Awards may not be transferred in any manner by the eligible participant other than in accordance with the limited exceptions provided in the Incentive Plan, such as transfers to PubCo or a subsidiary of its, the designation of a beneficiary to receive benefits if the participant dies, permitted transfers or exercises on behalf of the participant by the participant’s duly authorized legal representative if the participant has suffered a disability, or, subject to the prior approval of the PubCo board or its executive officer or director authorized by the PubCo board, transfers to one or more natural persons who are the participant’s family members or entities owned and controlled by the participant and/or the participant’s family members, including but not limited to trusts or other entities whose beneficiaries or beneficial owners are the participant and/or the participant’s family members, or to such other persons or entities as may be expressly approved by the PubCo board, pursuant to such conditions and procedures as the PubCo board may establish.

Termination and amendment. Unless terminated earlier, the Incentive Plan has a term of ten years. The PubCo board may terminate, amend or modify the Incentive Plan, subject to the limitations of applicable laws or stock exchange rules. However, no termination, amendment, or modification of the Incentive Plan may adversely affect in any material way any award previously granted pursuant to the Incentive Plan without the prior written consent of the participant.

Vote Required for Approval

The approval of the Incentive Plan Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

Brokers are not entitled to vote on the Incentive Plan Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that the adoption by PubCo, as the surviving entity of the Reincorporation Merger, the Incentive Plan in the form attached to this proxy statement/prospectus as Annex C with effect from the closing of the Business Combination, be approved in all respects.”

Recommendation of Alpha Star’s Board of Directors

ALPHA STAR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ALPHA STAR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE INCENTIVE PLAN PROPOSAL.

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PROPOSAL 6 — THE DIRECTOR APPOINTMENT PROPOSAL

Overview

The Director Appointment Proposal — for Alpha Star shareholders to consider and vote upon a proposal by ordinary resolution, assuming the Business Combination Proposal, the Reincorporation Merger Proposal and the Governance Proposals are approved, to appoint five (5) directors who, upon consummation of the Business Combination, will be the directors of PubCo (“Director Appointment Proposal”).

Nominees

As contemplated by the Business Combination Agreement, the board of PubCo following consummation of the Business Combination transaction will consist of five (5) directors, consisting of five directors designated prior to the Closing by XDATA, and at least three of whom shall be considered independent under Nasdaq requirements.

PubCo’s board of directors will only consist of one class of directors.

Name

●	Roman Eloshvili;

●	Panagiotis Georgiou;

●	Patrick Swint;

●	Cataldo Castagna; and

●	Ariel Sergio Davidoff.

For more information on the experience of each of these director nominees, please see the section titled “Management of PubCo Following the Business Combination” of this proxy statement/prospectus.

Vote Required for Approval

The approval of the Director Appointment Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

Brokers are not entitled to vote on the Director Appointment Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

Holders of Alpha Star Ordinary Shares may vote “FOR ALL” or “WITHHOLD ALL” or may withhold their vote with respect to particular director nominee(s).

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, that the appointment of five (5) directors of PubCo, namely Roman Eloshvili, Panagiotis Georgiou, Patrick Swint, Cataldo Castagna and Ariel Sergio Davidoff, assuming the Business Combination Proposal, the Reincorporation Merger Proposal and the Nasdaq Listing Proposal are all approved, effective upon the Closing, be approved in all respects.”

Recommendation of Alpha Star’s Board of Directors

ALPHA STAR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE ALPHA STAR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE DIRECTOR APPOINTMENT PROPOSAL.

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PROPOSAL 7 — THE ADJOURNMENT PROPOSAL

General

The Adjournment Proposal, if adopted, will allow the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary. In no event will Alpha Star solicit proxies to adjourn the Extraordinary General Meeting or consummate the Business Combination beyond the date by which it may properly do so under the Alpha Star Articles and the law of the Cayman Islands. The purpose of the Adjournment Proposal is to provide more time to meet the requirements that are necessary to consummate the Business Combination.

Consequences If the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is presented to the meeting and is not approved by the shareholders, Alpha Star’s board of directors may not be able to adjourn the Extraordinary General Meeting to a later date or dates. In such event, the Transactions would not be completed.

Vote Required for Approval

The approval of the Adjournment Proposal will require an ordinary resolution under Cayman Islands law and pursuant to the Alpha Star Articles, being the affirmative vote of a simple majority of votes cast by the holders of the issued and outstanding Alpha Star Ordinary Shares present in person or represented by proxy and entitled to vote at the Extraordinary General Meeting at which a quorum is present.

Brokers are not entitled to vote on the Adjournment Proposal absent voting instructions from the beneficial holder. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting, and otherwise will have no effect on a particular proposal.

Resolution to be Voted Upon

The full text of the resolution to be passed is as follows:

“RESOLVED, as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Reincorporation Merger Proposal, the Nasdaq Listing Proposal, the Governance Proposal, the Incentive Plan Proposal or the Director Appointment Proposal or for such other reasons as may reasonably be determined by the chairman of the Extraordinary General Meeting.”

Recommendation of Alpha Star’s Board of Directors

ALPHA STAR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALPHA STAR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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INFORMATION ABOUT XDATA

Unless otherwise indicated or the context otherwise requires, all references in this section to “XDATA,” “we,” “us,” “our,” “the company” and other similar terms refer to XDATA prior to the consummation of the business combination, which will be the business of PubCo and its consolidated subsidiaries after giving effect to the business combination.

Overview

We are a business-to-business (“B2B”) software development company headquartered in Estonia that specializes in providing financial technology (“fintech”) solutions for financial institutions that are navigating the digital transformation landscape. We were established in 2022 by a team of seasoned professionals with extensive experience in developing IT solutions for the banking sector. The founders brought together their collective expertise to create a company focused on delivering innovative and customized IT products. From our inception, we have leveraged our deep industry knowledge to build robust fintech solutions that cater to the specific needs of financial institutions, positioning ourselves as a trusted partner in the digital transformation journey of our clients.

Our primary business segments include (i) Internet and mobile banking solutions; (ii) cloud-based transaction monitoring platform; and (iii) customer relationship management (“CRM”) system, all tailored for banking and financial institutions. The Internet and mobile banking solutions segment focuses on developing, modifying and adapting software to meet the specific needs of different clients. Our cloud-based transaction monitoring platform is designed to ensure compliance with regulatory requirements, including sanctions and anti-money laundering measures. Our CRM system helps clients maintain comprehensive records of their customer interactions and compliance procedures. It provides a step-by-step guide for banks to log client activities, ensuring that all regulatory requirements are met efficiently and effectively.

Geographically, we focus on Europe, the UK, and Armenia, targeting regions with strong demand for digital transformation in the banking and financial sectors. In Europe, we offer tailored fintech solutions to meet diverse regulatory and operational needs. The UK, with its robust financial services industry, presents a significant market for our innovative SaaS offerings, enhancing compliance and efficiency. Armenia represents an emerging market with growing interest in digital banking solutions, allowing us to tap into the region’s fintech ecosystem. We believe this strategic focus enables us to build strong client relationships and deliver tailored services that drive growth and efficiency across these key regions.

Our Mission

At XDATA, our mission is to empower financial institutions through innovative and customized fintech solutions to compete with large, technologically advanced and well-resourced banks in Europe. As we strive to become a prominent software-as-a-service (“SaaS”) company, we are committed to delivering cloud-based services that enhance operational efficiency and ensure compliance. Recognizing the broader trend in the banking and financial services sector towards SaaS adoption, we aim to provide agile and innovative platforms that enable our clients to swiftly adapt to evolving market demands and regulatory requirements. Our goal is to offer exceptional value through our subscription-based model, fostering long-term relationships built on reliability, expertise, and continuous improvement.

Our Fintech Solutions

Internet and mobile banking solutions

Our primary business segment focuses on providing Internet and mobile banking solutions, which are tailored to meet the specific needs of both retail and business users. This segment is crucial as it addresses the growing demand for digital banking services, driven by the increasing adoption of smartphones and mobile devices worldwide. Business opportunities in this segment are vast, given the rapid growth of the global mobile banking market. The increasing demand for digital banking services presents a significant opportunity for us to grow our customer base and revenue.

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We generate revenue from this segment primarily through (1) design and development of customized internet bank solution and mobile app and (2) subsequent subscription fees charged on a monthly or quarterly basis. Clients typically enter into software licensing or development agreements with us, which provide a steady stream of recurring revenue. This subscription-based model ensures predictable and stable income for us, allowing us to invest in continuous improvement and innovation.

We offer a comprehensive suite of services under this segment, including custom software solutions, technology consulting, DevOps services (i.e. set of practices, tools, and a cultural philosophy that integrates and automates the processes between software development and IT operations teams, the primary goal of which is to shorten the systems development life cycle while delivering high-quality software continuously), software testing, web and mobile development, business analysis, user interface and user experience design, IT support, and IT security. These solutions enable financial institutions to offer seamless and secure digital banking experiences to their customers.

Our Internet and mobile banking solutions segment is further divided into three main in-house departments: software development, continued development, and customization and modification:

●	Software development. The software development department handles the creation of new software solutions from scratch. This includes everything from initial concept and design to development, testing, and deployment. The department leverages the latest technologies and development methodologies to create robust, scalable, and secure software solutions. By developing new software, XDATA can address emerging market needs and provide innovative solutions that help clients stay ahead of the competition.

●	Continued development. The continued development department focuses on maintaining and enhancing existing software solutions to ensure they remain up-to-date with the latest technological advancements and regulatory requirements. This department plays a critical role in providing ongoing support and updates to clients, ensuring their digital banking platforms are always performing optimally.

●	Customization and modification. The customization and modification department is responsible for tailoring software solutions to meet the unique needs of each client. This involves modifying existing software or developing new features to address specific requirements. By offering highly customized solutions, XDATA ensures that its clients can provide personalized banking experiences to their customers, which is essential in today’s competitive financial services market. This department works closely with clients to understand their needs and deliver solutions that align with their business goals.

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Our SaaS banking platform

One of XDATA’s flagship products in this segment is a new SaaS banking platform that allows financial institutions to rapidly design, launch, and service basic banking products. This cloud-native solution provides all the functionalities needed to power innovative banking experiences and support digital transformation. The platform is designed to be highly customizable, allowing clients to tailor it to their specific requirements while benefiting from the robust and scalable infrastructure provided by us. XDATA’s SaaS banking platform is available in both app and web formats, designed to provide seamless user experiences across devices. The platform includes a comprehensive back-office interface, enabling financial institutions to efficiently manage and monitor their clients’ transactions.

The platform’s current features include multi-currency accounts, which enable users to hold and exchange multiple currencies within a single account, offering competitive exchange rates with low or no fees. Payments and transfers functionalities support domestic and international transfers, peer-to-peer (“P2P”) payments, scheduled and recurring payments, and instant transfers between accounts. These features ensure that users can manage their finances efficiently and conveniently, whether they are making everyday transactions or handling more complex financial activities.

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Card services are another key component of the platform, providing users with physical debit cards that can be used for everyday purchases. The platform also includes budgeting and analytics tools, which help users set spending limits and gain insights into their financial habits. These tools are designed to promote better financial management and empower users to make informed decisions about their spending and saving.

Security and control are paramount in our internet and mobile banking solutions. The platform incorporates advanced security features such as biometric login and two-factor authentication to protect user accounts. Additionally, users have the ability to freeze and unfreeze their cards, set spending limits, and control their account settings, ensuring that they have full control over their financial activities. These security measures are essential for building trust with users and ensuring the safety of their financial information.

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Cloud-based transaction monitoring platform – ComplyControl

Our second business segment is centered around XDATA’s cloud-based transaction monitoring platform, designed to ensure compliance with regulatory requirements, including sanctions, suspicious transactions, and anti-money laundering measures. Our flagship product in this segment is ComplyControl, which has been developed to enhance client satisfaction through the use of advanced analytics powered by artificial intelligence (“AI”) and machine learning. We deliver our ComplyControl platform through a purpose-built, true cloud SaaS solution, enabling our clients to avoid costly and disruptive system-wide maintenance windows. This platform is currently utilized by Noveba Limited, a payment platform based in London. ComplyControl is designed to be easily integrated with various customers’ systems, making it a versatile and scalable solution for financial institutions. Currently, Noveba Limited is our one current ComplyControl customer. We believe that the service offered by ComplyControl is highly scalable and can be quickly integrated for new clients, making it a promising area for future growth.

At ComplyControl, we leverage advanced AI and machine learning capabilities to enhance our fraud detection and compliance processes. Our system uses large language models (LLMs) to analyze banking transactions for signs of fraud and identify criminal patterns in historical data. We employ both open-source solutions, such as Llama 3.3, and advanced commercial models from OpenAI, including ChatGPT, through an application programming interface (API). Our AI checks transaction reference texts for indications of criminal activity or sanctioned goods and verifies names against international sanction lists. We ensure that client data is not used to train our models or those of our contractors. Clients can choose to use only our local models or allow the use of commercial models to improve the quality of checks.

ComplyControl significantly improves the accuracy and efficiency of compliance processes by providing real-time monitoring and continuous updates from global sanctions lists, politically exposed person (“PEP”) registries, and media sources. This ensures that financial institutions can stay ahead of regulatory requirements and mitigate risks associated with financial crimes. ComplyControl’s AI-powered transaction monitoring solution is designed for seamless integration with existing systems, minimizing operational disruption while providing comprehensive global coverage. This allows financial institutions to detect suspicious activities and potential money laundering more quickly and accurately. The platform’s flexibility enables personalized screening with adjustable criteria and thresholds, ensuring a balanced approach between thoroughness and operational efficiency. The key features of ComplyControl can be summarized as follows:

●	Advanced analytics – leveraging AI and machine learning to enhance match accuracy, reduce false positives, and streamline decision-making processes. AI and machine learning algorithms analyze vast amounts of transaction data to identify patterns and anomalies that may indicate suspicious activities. This enhances the accuracy of matches and reduces false positives, allowing compliance teams to focus on genuine threats rather than sifting through numerous false alerts.

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●	Seamless integration – seamless integration with existing workflows, ensuring a smooth user experience without compromising operational efficiency. This minimizes operational disruption and ensures that the platform can be easily adopted by financial institutions without the need for extensive modifications to their current infrastructure.

●	Real-time surveillance – continuous surveillance of global sanctions lists, PEP registries, and adverse media sources ensures up-to-date compliance, providing financial institutions with the tools they need to maintain regulatory standards and respond swiftly to potential compliance issues.

●	Global coverage – comprehensive screening capabilities across multiple jurisdictions, ensuring compliance with international regulations and helping financial institutions manage the complexities of operating in a global market.

●	Individual approach –customized solutions that address specific compliance challenges, ensuring success in handling problems of all levels.

●	Customizable screening – flexibility to tailor screening criteria and thresholds, enabling a balanced approach between thoroughness and operational efficiency.

ComplyControl comprises three key modules designed to enhance transaction monitoring and compliance for financial institutions:

1.	The Transaction Screening Module focuses on PEP and sanctions monitoring. It provides a comprehensive overview of transactions, enriched with critical information and status indicators. This module ensures thorough vetting against regulatory requirements by screening transactions against extensive databases. Features include advanced filtering options, a robust search functionality, and the ability to expand transaction details for deeper insights. Users can navigate transactions with dual-status indicators (“Approved” and “Declined”) and apply saved filters to streamline investigations.

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2.	The Adverse Media Module leverages a custom large language model (i.e. a computational model notable for its ability to achieve general-purpose language generation and other natural language processing tasks) solution to identify, review, and document transactions associated with negative media. This module presents a comprehensive list of transactions with essential details and status indicators such as “Pending Review,” “Reviewed,” or “Flagged for Adverse Media.” It offers criteria-based filtering, custom filters, and detail-oriented search capabilities to efficiently manage high-risk transactions. Users can dynamically apply filters, reset views, and access detailed transaction information, including the full transaction path and related parties. Actionable insights allow users to mark transactions for further review, attach notes, and link adverse media reports for thorough documentation and decision-making.

3.	The Management Modules provide a comprehensive suite for enhancing operational efficiency and oversight. Key components include the Admin Panel, Transaction Monitoring Rules, Blacklist Module, Whitelist Module, Users Module, and Projects Module. The Admin Panel offers a snapshot of essential data, including blacklist and whitelist records, transaction details, and user information. The Transaction Monitoring Rules feature allows for easy creation and management of custom rules with a user-friendly interface, alerts dashboard, and reporting tools. The Blacklist and Whitelist Modules manage records that trigger or exclude alerts, respectively. The Users Module manages user roles and access levels, while the Projects Module consolidates project oversight across multiple branches or subsidiaries, providing a centralized view for key decision-makers.

Overall, ComplyControl represents a significant advancement in transaction monitoring, leveraging AI to provide precise and efficient compliance solutions. By offering a customizable, real-time monitoring platform, XDATA supports financial institutions in maintaining regulatory compliance and mitigating risks associated with financial crimes. This product not only enhances the accuracy and efficiency of compliance processes but also provides financial institutions with the flexibility and agility needed to adapt to evolving regulatory landscapes.

Customer relationship management system

Our CRM system is a comprehensive back-office fintech solution designed to help financial institutions manage customer interactions and compliance procedures efficiently. The system is typically equipped with nine distinct modules, each serving a unique function to support various aspects of customer relationship management. This modular approach allows banks to customize the system according to their specific needs, ensuring a cohesive and integrated management of customer relationships.

1.	The Dashboard Module provides an overview of key information, including customer verifications, statuses, corporate verifications, anti-money laundering (“AML”) tasks, and transaction types. It offers real-time insights into the progress of verification processes, the distribution of customer statuses, and the flow of transactions. This module helps banks monitor and manage their customer base and transaction activities effectively, ensuring that all regulatory requirements are met.

2.	The Transactions Module focuses on managing and reviewing individual transactions. It includes features such as a comprehensive transaction list, sorting options, search functionality, and transaction status filters. Users can also filter transactions by type, source, and destination, and perform actions like viewing details, accepting or rejecting transactions, and blocking or refunding transactions. This module streamlines transaction management, making it easier for banks to handle various transaction types and statuses efficiently.

3.	The Withdrawals Module facilitates the management of withdrawal transactions for both customers and corporates. It includes features like a comprehensive list of withdrawal requests, an approval workflow, verification checks, and real-time status updates. This module ensures that withdrawal requests are processed efficiently and in compliance with AML regulations, providing transparency and timely notifications to customers and corporates about the status of their requests. The Customers module is dedicated to managing customer-related information and activities. It includes components such as customer profiles, customer verification, and customer support. This module serves as a centralized repository for storing and managing customer details, including personal information, contact details, account status, verification status, and transaction history. It also provides tools and workflows to ensure compliance with regulatory requirements and Know Your Customer (KYC) procedures, as well as features to handle customer inquiries and provide efficient support.

4.	The Corporates Module focuses on managing corporate client accounts and associated activities. It includes components like corporate profiles, corporate verification, and account management. This module stores and manages corporate client information, including company details, authorized representatives, contact information, account status, and transaction history. It also facilitates the verification process for corporate accounts and offers functionalities for managing corporate accounts, such as adding or removing authorized representatives and updating account information.

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5.	The AML Tasks Module is designed to facilitate the management and monitoring of compliance-related tasks. It includes features such as task assignment, task comments, document attachment, linking tasks to transactions, and task status tracking. This module helps administrators oversee AML procedures, track task progress, and ensure regulatory requirements are met. It includes various types of AML tasks, such as occasional questions, periodical monitoring, possible suspicion, and SumSub notifications, to help organizations effectively mitigate risks and maintain a robust compliance framework.

6.	The Reports Module enables the generation of various reports to monitor and analyze key performance indicators, transaction trends, customer activities, and other relevant metrics. It includes types of reports such as income reports, balance reports, financial metrics, and profit and loss statements. This module allows for customization and filtering options to generate reports based on specific criteria, and reports can be exported in various formats for further analysis, sharing with stakeholders, or regulatory compliance purposes. These reports empower decision-makers to monitor financial performance, identify trends, and make data-driven decisions to drive the success and growth of the organization.

7.	The Team Module focuses on user management and access control within the CRM system. It allows administrators to manage user accounts, define roles and permissions, and control system access based on assigned roles and responsibilities. This module ensures that the right level of permissions and privileges are granted to different users within the organization, maintaining data security and streamlining workflows.

8.	Finally, the Settings Module provides administrators with the ability to configure and manage various system settings to customize the CRM system according to the organization’s specific requirements. It includes features such as role list management, allowing administrators to define and manage user roles within the system. This module serves as a central hub for configuring and customizing various aspects of the CRM system, ensuring proper user role management and access control, and maintaining data security and proper segregation of duties.

Our CRM system centralizes customer information, improving data accuracy and accessibility, which in turn enables personalized services and better customer satisfaction. Robust compliance features ensure regulatory adherence, reducing the risk of non-compliance. Additionally, the system’s comprehensive reporting capabilities provide valuable insights into financial performance and customer activities, empowering decision-makers to make informed, data-driven decisions. Our CRM system is designed to support a secure, efficient, and customer-centric approach to managing banking operations.

Revenue Model

Our revenue model was traditionally service-based, where we charged customers on an hourly basis for our IT services or through fixed payments in installments. This model allowed businesses to outsource their IT needs to us, paying for the specific services rendered. This approach provided flexibility for clients who required customized solutions and varying levels of support. However, the service-based model often resulted in fluctuating revenue streams, as income was directly tied to the volume and duration of projects undertaken.

Recognizing the need for more predictable and stable revenue streams, we have been transitioning to a subscription-based revenue model. Under this model, we earn recurring fees from customers for ongoing services, typically on a monthly or quarterly basis. This shift allows us to provide continuous support and updates to our clients, fostering long-term relationships and ensuring consistent revenue. The subscription model also enables us to invest in innovation and improvement, as it provides a steady income stream that supports sustainable growth.

Competitive Strengths

Our strategic focus on the banking and financial services sector and targeted regions allows us to develop deep industry expertise and deliver highly relevant and compliant solutions.

By concentrating on the banking and financial services sector, we develop a profound understanding of the unique challenges and regulatory requirements faced by our clients. This specialized focus enables us to create innovative and compliant solutions tailored to the specific needs of the banking and financial services industry. Our deep industry expertise ensures that we can address the complexities of financial regulations and provide our clients with cutting-edge technology that enhances their operational efficiency and compliance.

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Geographically, we target key regions such as Europe, the UK, and Armenia, where there is a strong demand for digital transformation in the financial sector. This focused approach allows us to build a robust presence in these markets and capitalize on the growing need for advanced IT solutions. By concentrating our efforts on these regions, we can better understand the local market dynamics and regulatory environments, ensuring that our solutions are not only innovative but also highly relevant and effective.

Our customized fintech solutions cater to the specific needs of our customers.

Our commitment to providing highly tailored fintech solutions ensures that each client receives a product that perfectly aligns with their specific business goals and regulatory requirements. For instance, when developing internet and mobile banking applications, we work closely with clients to understand their unique needs and preferences. This might involve integrating specific features, such as customizing the user interface to reflect the client’s brand identity. Additionally, we can incorporate advanced functionalities like real-time transaction alerts and personalized financial advice, which enhance the user experience and meet the specific demands of the client’s customer base.

Another example of our customization capability is our approach to compliance solutions. For a client operating in a region with stringent regulatory requirements, we can tailor our transaction monitoring and AML systems to ensure full compliance with local laws. This might include developing custom reporting tools that generate detailed compliance reports or integrating AI-driven analytics to detect suspicious activities more accurately. By focusing on the unique requirements of each client, we are able to build strong, long-term relationships and deliver exceptional value, positioning ourselves as a trusted partner in their digital transformation journey.

Our comprehensive range of IT services ensures consistent, high-quality support throughout the entire software development lifecycle, which enhances client satisfaction and fosters long-term partnerships.

Our extensive range of services, encompassing front-end and back-end development, AI tools development, and infrastructure maintenance, positions us as a one-stop solution for all IT needs. This comprehensive service offering allows clients to streamline their vendor management, reducing the complexity and costs associated with coordinating multiple service providers. By handling everything from initial development to ongoing support and updates, we ensure a seamless and cohesive experience for our clients. This holistic approach not only simplifies the digital transformation process but also ensures that all components of a client’s IT infrastructure work harmoniously together, enhancing overall efficiency and performance.

Furthermore, our ability to provide end-to-end solutions significantly boosts client satisfaction and fosters long-term partnerships. By covering the entire software development lifecycle, we deliver consistent, high-quality service at every stage, from conceptualization and development to deployment and maintenance. This continuity ensures that clients receive tailored solutions that evolve with their needs, adapting to new challenges and opportunities as they arise. Our commitment to ongoing support and updates means that clients can rely on us to keep their systems current and optimized, allowing them to focus on their core business activities with confidence. This enduring support and adaptability are key factors in building strong, lasting relationships with our clients.

AI and machine learning integration enhance the efficiency of our fintech solutions.

We leverage cutting-edge artificial intelligence and machine learning technologies to enhance the functionality of our fintech solutions, particularly in the areas of transaction monitoring and compliance. AI-driven analytics in products like ComplyControl enable our clients to detect anomalies and potential risks with greater precision, thereby reducing the occurrence of false positives. This not only streamlines the decision-making process for our clients but also ensures that they can focus on genuine threats, improving overall security and compliance. Moreover, the continuous learning capabilities of AI and machine learning mean that our solutions are always evolving and improving. As these technologies analyze more data over time, they become better at predicting and identifying patterns, which further enhances their effectiveness. This technological edge allows us to provide clients with the most advanced compliance tools available, ensuring they stay ahead in the rapidly changing financial landscape.

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Market Opportunity

In the early 2000s, the rapid rise of digital engagement began to revolutionize various industries, pushing companies to innovate or risk losing their competitive edge to better-resourced rivals. This transformation was particularly evident in the banking sector, where many financial institutions found themselves struggling to keep pace with larger entities, such as megabanks. These smaller institutions faced significant challenges due to limited resources and an inability to meet the evolving consumer demand for digital engagement. This pressing need for innovation led to the development of the first digital banking platforms. Initially, these platforms were designed to offer basic self-service functions, accessible primarily via desktop computers. They were integrated with the primary system of record, allowing customers to perform simple transactions online. However, as digital engagement expanded to include both desktop and mobile interfaces, financial institutions often had to adopt separate digital banking solutions to meet these new demands. This approach, while necessary at the time, resulted in a fragmented and poorly integrated infrastructure.

Today, many financial institutions still rely on a patchwork of disparate technology solutions to manage their desktop, mobile, retail, and business banking functions. This lack of integration has become a significant hurdle as consumer preferences continue to evolve rapidly. Modern consumers expect seamless, unified digital experiences across all their devices, and many financial institutions find their existing infrastructure lacks the uniformity and agility needed to adapt to this increasingly digital and mobile world. To address these challenges, comprehensive digital banking solutions are essential. These solutions aim to unify various banking functions into a cohesive platform, providing a consistent and efficient user experience. By leveraging advanced technologies and innovative approaches, financial institutions can enhance their digital engagement, streamline operations, and better meet the needs of their customers in a rapidly changing digital landscape.

The digital banking market presents significant opportunities driven by the increasing demand for seamless and convenient banking experiences. According to the Digital Banking Platform Market Size & Share Report, 2030 published by Grand View Research, the global digital banking platform market size was valued at USD 20.8 billion in 2021 and is expected to expand at a CAGR of 20.5% from 2022 to 20301. According to the Online Banking Market Size, Share and Demand, Growth, Revenue to 2030 published by Straits Research2, Europe is the second largest region in terms of the size of online banking market. It is projected to reach an expected value of USD 12,080 million by 2030, registering a CAGR of 13.2%.

The banking software market in Europe is also poised for promising growth due to several key factors. According to the Europe Banking System Software Market Size & Outlook published by Grand View Research, the Europe banking system software market generated a revenue of USD 9,081.2 million in 2023 and is expected to grow at a CAGR of 6.7% from 2024 to 20303. The demand for digital banking is growing because of the increased penetration of smartphones, computers, internet connectivity, IoT devices, and AI. One major opportunity lies in the growing adoption of mobile banking. As more consumers prefer to manage their finances on-the-go, financial institutions can capitalize on this trend by developing robust mobile banking apps that offer a wide range of services, from basic transactions to advanced financial planning tools. This not only enhances customer satisfaction but also opens up new revenue streams through personalized financial products and services.

Another key opportunity is the integration of advanced technologies such as AI and machine learning. These technologies can help financial institutions analyze vast amounts of data to gain insights into customer behavior, predict future trends, and offer tailored financial solutions. For instance, AI-powered chatbots can provide instant customer support, while ML algorithms can detect fraudulent activities in real-time. By leveraging these technologies, financial institutions can improve operational efficiency, reduce costs, and enhance the overall customer experience.

The shift towards cloud-based digital banking platforms also offers a significant market opportunity. Cloud technology enables financial institutions to scale their operations quickly, reduce infrastructure costs, and ensure data security and compliance. It also facilitates the development of innovative banking solutions that can be deployed rapidly to meet changing consumer demands. By adopting cloud-based platforms, financial institutions can stay competitive in the fast-evolving digital landscape and attract a broader customer base.

1 https://www.grandviewresearch.com/industry-analysis/digital-banking-platforms-market-report

2 https://straitsresearch.com/report/online-banking-market

3 https://www.grandviewresearch.com/horizon/outlook/banking-system-software-market/europe

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Moreover, according to Europe Neobanking Market Size & Share Analysis - Growth Trends & Forecasts (2024 - 2029) published by Mordor Intelligenc4, Europe holds the biggest market share in the neobanking market and accounts for over 30% share of the global revenue. Neobanking is a novel banking technology that provides complete online banking solutions from opening an account to other services, without the need to go to a bank for its customers. Neobanking differs from traditional banks, as they have no physical offices and branches. The growth of neobanking, characterized by its digital-first approach and innovative financial services, aligns perfectly with our expertise in advanced banking software solutions. As neobanks expand, they require robust, scalable, and secure software to manage their operations and enhance customer experiences, creating a demand for our products. Moreover, regulatory changes in Europe, such as the Revised Payment Services Directive (“PSD2”), are encouraging innovation and competition in the banking sector. For example, the PSD2 opens up the EU payments market to third-party payment service providers offering services based on access to information from the payment account5.

Our Growth Strategies

Establishment of sales and marketing team

Following the consummation of the business combination, we plan to establish and significantly expand our sales and marketing department. Historically, we have relied heavily on the personal networks and connections of our management team to secure business opportunities. While this approach has been effective, we recognize the need for a more structured and scalable strategy to drive growth and reach a broader market. By setting up a dedicated sales and marketing department, we aim to build a robust pipeline of new clients and enhance XDATA’s market presence.

The new sales and marketing department will focus on developing and executing comprehensive marketing strategies to promote the company’s fintech solutions. This will include digital marketing campaigns, participation in industry conferences and events, and targeted outreach to potential clients in key regions. The department will also work on building strong relationships with industry influencers and partners to increase brand visibility and credibility. By leveraging modern marketing techniques and tools, we aim to attract a wider audience and convert leads into long-term clients.

In addition to marketing efforts, the sales team will be responsible for identifying and pursuing new business opportunities. This will involve conducting market research to understand client needs, developing tailored sales pitches, and negotiating contracts. The sales team will also provide ongoing support to clients, ensuring their satisfaction and fostering long-term partnerships. By expanding its sales and marketing capabilities, the company aims to achieve sustainable growth and solidify its position as a leading provider of fintech solutions in the industry.

Continuous transition to a subscription-based revenue model

We are transitioning to a subscription-based revenue model to provide financial stability and predictability. This model, complemented by the flexibility to charge on an hourly basis or through fixed payments, allows us to cater to diverse client needs and preferences. The subscription model supports continuous innovation and improvement, enabling us to invest in new technologies and enhance our service offerings regularly. The subscription-based model ensures a steady revenue stream, which is crucial for our long-term financial health. It allows us to plan and allocate resources more effectively, ensuring that we can meet our clients’ needs consistently. This model also provides clients with ongoing access to the latest advancements and updates, ensuring they benefit from the most current and efficient solutions available.

Moreover, the flexibility in our revenue generation allows us to accommodate different budgetary constraints and project requirements, making our services accessible to a broader range of clients. This adaptability fosters strong client relationships and long-term partnerships, as clients appreciate the tailored financial arrangements that align with their specific needs. Ultimately, this scalable and flexible revenue model positions us as a reliable and innovative partner in the fintech industry.

4 https://www.mordorintelligence.com/industry-reports/europe-neobanking-market

5 https://www.ecb.europa.eu/press/intro/mip-online/2018/html/1803_revisedpsd.en.html

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Geographical expansion in in the UK and key European markets

We plan to expand our presence in the UK and other key European markets, while maintaining our base in Estonia. We will target regions with a high demand for digital transformation in the financial institution sector. Our fintech solutions will address the diverse regulatory and operational requirements of financial institutions across Europe. We may set up local offices and employ regional experts to ensure our solutions are customized to each market’s unique needs. We believe this localized strategy will help us build strong client relationships and drive growth in these key areas. If opportunities arise, we may form strategic partnerships with local banks and regulatory bodies to tailor our offerings to the market’s specific needs. Additionally, we will also boost our marketing and sales efforts to increase brand recognition and attract new clients in the UK and other European regions.

Our Clients

As of December 31, 2023, we have served a total of nine clients including community, regional and super-regional banks and payment platforms across both retail and business banking.

Our target client base primarily includes financial institutions. We concentrate on this segment of the larger market because we believe it offers the highest potential lifetime value, given the cost and resources required to acquire and maintain these relationships. Unlike the numerous very small institutions, this target client base is much more likely to experience organic growth and expansion through acquisitions.

For the period from April 1, 2022 (inception) through December 31, 2022, two customers accounted for approximately 74.3% and 25.7% of our total revenue. For the year ended December 31, 2023, four customers accounted for approximately 20.2%, 18.4%, 17.1% and 12.3% of our total revenue.

Research and Development

Our Research and Development (“R&D”) team is the cornerstone of our innovation and growth. With a dedicated in-house team, we focus on crafting robust product strategies that align with the dynamic landscape of internet and mobile banking solutions. Our R&D efforts are not just about creating new products but also about continuously upgrading and enhancing our existing solutions to ensure they meet the highest standards of performance and security. Our team is adept at identifying emerging trends and integrating them into our product development process. We believe that this proactive approach ensures that our solutions are not only relevant but also future-proof, providing our clients with the tools they need to succeed in an ever-changing digital environment.

Our R&D team is hands-on in developing and refining our internet and mobile banking solutions. They start with thorough market research to understand trends and client needs, then move into designing, coding, and testing new features. Using agile methodologies, they ensure continuous improvement and rapid issue resolution, making our products both innovative and reliable. In addition to creating new solutions, the team regularly upgrades and enhances existing products. This includes functionality updates, security patches, and performance optimizations. Rigorous testing and quality assurance processes are in place to maintain the highest standards, ensuring our clients always have access to top-tier banking tools.

Sales and Marketing

We rely heavily on the personal networks and connections of our management team to secure business opportunities. Following the consummation of the business combination, we plan to establish and significantly expand our sales and marketing department. See “– Our Growth Strategies – Establishment of sales and marketing team.”

Intellectual Property

Our success is partly contingent on our ability to safeguard our intellectual property and proprietary technologies. To do so, we employ a combination of intellectual property protections in Estonia and other jurisdictions, including patents, trademarks, copyrights, trade secret laws, license agreements, internal procedures, and contractual provisions.

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As of the date of this proxy statement/prospectus, we have applied to register the following trademarks:

Mark	Country/Region	Trade Mark No	Registration Date	Classes and Description	Owner of Record	Status
Complycontrol.ai	UNITED KINGDOM	UK00004082947	Pending	36, 42	OÜ XDATA GROUP	Pending for publication
Complycontrol	UNITED KINGDOM	UK00004082945	Pending	36, 42	OÜ XDATA GROUP	Pending for publication

We typically retain the right to utilize and commercialize any know-how and developments derived from our projects for our products. However, the intellectual property rights for the customized versions of our fintech solution may belong to the clients or be retained by us, depending on the specific agreements. This approach allows us to continuously innovate and improve our offerings while providing clients with the flexibility to own and control their customized solutions.

Circumstances outside our control could pose a threat to our intellectual property rights. For example, effective intellectual property protection may not be available in the United States or other countries in which our products and solutions are distributed. Also, the efforts we have taken to protect our proprietary rights may not be sufficient or effective. Any significant impairment of our intellectual property rights could harm our business or our ability to compete. Any unauthorized disclosure or use of our intellectual property could make it more expensive to do business and harm our operating results. Third parties, including our competitors and non-practicing entities, may make claims from time to time that we have infringed their patents, trademarks, copyrights, trade secrets, and/or other intellectual property rights. As our business grows and competition increases, we will likely face more claims related to intellectual property and litigation matters. In addition, to the extent that we gain greater visibility and market exposure, we face a higher risk of being the subject of intellectual property infringement claims from third parties.

Employees

As of the date of this proxy statement/prospectus, we have a total of 41 employees, most of whom are based in Estonia. The following table sets forth the number of employees by function:

Function	Number of Employees
Management	4
Software Development and Engineering	28
Operation and Administration	4
Business Analysis	2
Accounting	1
Others	2

We recognize that our success depends on our ability to increase employee engagement and to attract capable employees. We offer employees competitive salaries, comprehensive training and development programs, and other fringe benefits and incentives. We maintain a good working relationship with our employees and have not experienced any material labor disputes.

We participate in various government statutory employee benefit plans, including employee’s health insurance, as required under Estonian laws and regulations.

Facilities

Our corporate headquarters is located in Estonia, in Lõõtsa 8, 11415, Lasnamäe District, Tallinn, Harju County, Estonia. The space we currently occupy is leased from a third party. We believe that the space is adequate to meet our needs for the foreseeable future, and we believe that we will be able to obtain adequate facilities, principally through leasing of additional properties, to accommodate our future expansion plans.

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Government Regulations

The following summarizes the principal laws and regulations of Estonia relevant to XDATA’s business operations. It does not purport to be an exhaustive description of all applicable laws and regulations but rather provides general information regarding the regulatory framework that XDATA’s business may be subject to.

Commercial Code

The Commercial Code of Estonia regulates the establishment, operation, and dissolution of business entities within the country. As a registered company in Estonia, XDATA is subject to the provisions of this code, which outlines the legal framework for the private limited companies (OÜs).

Company Formation and Share Capital Requirements: XDATA must comply with the legal requirements for establishing a company in Estonia, including the minimum share capital requirements and the proper registration with the Estonian Commercial Register.

Management Structure: The Commercial Code dictates the governance structure of companies, including the roles and responsibilities of the management board, and, if applicable, the supervisory board. XDATA must ensure that its management practices align with these legal requirements.

Shareholder Rights and Obligations: The rights and obligations of shareholders, including voting rights and profit distribution, are regulated under the Commercial Code. XDATA must adhere to these provisions in its dealings with shareholders to ensure legal compliance and protect the interests of all shareholders.

Law of Obligations Act

The Law of Obligations Act governs contractual relationships in Estonia if the relevant agreement is governed by Estonian law. This act is particularly relevant to XDATA’s business operations, as it covers the formation, performance, and enforcement of contracts related to software development, IT services, and other commercial agreements.

Contract Formation and Validity: XDATA must ensure that all contracts with clients, suppliers, service providers and in some cases employees meet the legal requirements for validity under the Law of Obligations Act. This includes clear terms and conditions, mutual consent, and lawful purpose.

Performance of Contracts: The act outlines the obligations of parties in a contract, including the duty to perform as agreed. XDATA is responsible for delivering its software solutions and services in accordance with contractual agreements, ensuring that they meet the specified standards and timelines.

Liability and Remedies: In cases of breach of contract, the Law of Obligations Act provides remedies, including compensation for damages. XDATA must be aware of its potential liabilities and take steps to mitigate risks, such as through well-drafted contracts and effective project management.

Accounting Act

The Accounting Act sets forth the requirements for financial reporting and accounting in Estonia. XDATA, as an Estonian company, must comply with these regulations to ensure transparency and accuracy in its financial statements.

Financial Reporting: XDATA is required to maintain accurate financial records and prepare financial statements in accordance with the Accounting Act. These statements must provide a true and fair view of the company’s financial position and performance.

Auditing Requirements: Depending on the size and structure of XDATA, the company may be subject to mandatory audits. Compliance with these auditing requirements is essential to maintain credibility with stakeholders and ensure that the company’s financial practices meet regulatory standards.

Tax Compliance: Accurate financial reporting is also critical for compliance with Estonian tax laws. XDATA must ensure that its accounting practices support timely and accurate tax filings, thereby avoiding potential penalties and ensuring smooth operations.

Value-Added Tax Act

The Value-Added Tax Act is the primary legislation governing the imposition, administration, and compliance of Value-Added Tax (VAT) in Estonia. As a company operating within Estonia, XDATA is subject to the provisions of this Act, which outlines the requirements for VAT registration, the collection of VAT on goods and services, and the reporting obligations to the Estonian Tax and Customs Board.

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VAT Compliance: As XDATA is already registered for VAT in Estonia, the company is required to charge VAT on all taxable supplies of goods and services it provides. XDATA is also entitled to deduct input VAT incurred on business-related expenses, ensuring proper VAT management and compliance with Estonian regulations.

VAT Rates and Application: The standard VAT rate in Estonia is 22%, with reduced rates and exemptions applicable to specific goods and services. XDATA must ensure that it applies the correct VAT rate to its products and services, particularly those provided in the context of software development and IT services. Additionally, XDATA must be aware of any special VAT rules, such as those related to cross-border transactions within the EU.

Invoicing and Reporting: XDATA is required to issue VAT-compliant invoices to its customers, detailing the VAT charged on each transaction. The company must also submit regular VAT returns to the Estonian Tax and Customs Board, typically on a monthly basis, outlining the VAT collected and the input VAT claimed. Accurate record-keeping is essential to ensure compliance with reporting obligations and to avoid penalties for late or incorrect filings.

Data Protection and Privacy

Given the nature of XDATA’s business, which could involve handling sensitive financial and personal data, compliance with data protection regulations is important. As an Estonian company operating within the European Union, XDATA is subject to the General Data Protection Regulation (GDPR), which is complemented by the Estonian Personal Data Protection Act. This legal framework imposes stringent requirements on data handling and processing activities.

General Data Protection Regulation (GDPR)

The GDPR is the primary legal framework governing the processing of personal data across the European Union. It places strict obligations on both data controllers and data processors regarding the collection, storage, processing, and transfer of personal data.

Data Security: XDATA must implement robust security measures, including encryption, access controls, and other measures, to protect personal data from unauthorized access, breaches, or other forms of data compromise.

Data Subject Rights: XDATA’s products are generally designed in cooperation with the client/partner, but they must be designed to support the rights of data subjects under GDPR. This includes facilitating the ability for individuals to access, rectify, or delete their personal data, as well as ensuring data portability and the right to object to data processing.

Intellectual Property Rights

Intellectual property (IP) is a vital component of XDATA’s business strategy, particularly given its focus on the development and deployment of proprietary fintech solutions. The protection of intellectual property in Estonia is governed by the Estonian Intellectual Property Act.

Intellectual Property Act

The Estonian Intellectual Property Act provides the legal framework for the protection of copyrights, patents, trademarks, and trade secrets. For a technology-driven company like XDATA, safeguarding its intellectual property is essential to maintaining its competitive edge and protecting its innovations from unauthorized use.

Protection of Software and Trademarks: XDATA must ensure that its software products, trademarks, and other intellectual property assets are protected under Estonian law. However, it should be noted that there is no legal obligation to register these assets; this decision rests solely with the company. In some cases, registering all code or products may not be the most financially prudent decision. Additionally, if XDATA develops software for a client or partner and it is agreed that the ownership of the product and intellectual property will transfer directly to the client or partner, it is the client’s or partner’s responsibility to secure that intellectual property, not XDATA’s. This includes securing patents for unique technologies and registering trademarks to protect the company’s brand identity.

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Client Agreements and IP Ownership: When providing customized software solutions, XDATA must clearly define the ownership of intellectual property in its client agreements. Depending on the contractual terms, the rights to customized software may remain with XDATA or be transferred to the client. Proper management of these agreements is crucial to protecting XDATA’s IP assets and ensuring that the company retains control over its core technologies.

Employment and Labor Laws

As an employer in Estonia, XDATA is required to comply with several labor laws that govern the rights and responsibilities of employers and employees. These include the Employment Contracts Act and the Health and Safety at Work Act, which ensure fair and safe working conditions for all employees.

Employment Contracts Act

The Employment Contracts Act provides the legal framework for employment relationships in Estonia, covering aspects such as employment contracts, working conditions, and the termination of employment.

Employment Contracts: XDATA must ensure that all employment contracts are compliant with the requirements of the Employment Contracts Act. This includes clearly defined terms and conditions of employment, including job duties, compensation, and notice periods for termination.

Employee Rights: The act guarantees certain rights to employees, such as fair wages, reasonable working hours, and the right to a safe working environment.

Health and Safety at Work Act

The Health and Safety at Work Act mandates the provision of a safe working environment for employees. This is particularly relevant for XDATA, given the nature of its work, which involves prolonged use of computers and other IT equipment.

Workplace Safety: XDATA is responsible for ensuring that its workspaces are ergonomically designed to prevent work-related injuries, particularly those related to repetitive strain or poor posture. This includes providing appropriate workstations, regular breaks, and access to health resources.

Legal Proceedings

From time to time, we may become involved in actions, claims, suits, and other legal proceedings arising in the ordinary course of our business, including assertions by third parties relating to personal injuries sustained using our products and services, intellectual property infringement, breaches of contract or warranties, or employment-related matters. We are not currently a party to any actions, claims, suits, or other legal proceedings whose outcome, if determined adversely to us, would individually or in aggregate have a material adverse effect on our business, financial condition, and results of operations. However, it is important to note that legal proceedings can be unpredictable, and the outcome of any future actions or claims cannot be guaranteed. We continuously monitor and address any potential legal risks to mitigate their impact on our business operations.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS OF XDATA

You should read the following discussion and analysis of XDATA’s financial condition and results of operations together with the “Selected Historical Financial Information of XDATA” and XDATA’s consolidated financial statements and related notes included elsewhere in this proxy statement/prospectus. This discussion contains forward-looking statements based upon current expectations that involve risks and uncertainties. XDATA’s actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under the caption “Risk Factors” or in other parts of this proxy statement/prospectus. XDATA’s historical results are not necessarily indicative of the results that may be expected for any period in the future.

Unless the context otherwise requires, references in this “Management’s Discussion and Analysis of Financial Condition and Results of Operations of XDATA” to “we,” “us,” “our,” “the company” and “XDATA” are intended to mean OU XDATA GROUP and its consolidated subsidiaries prior to the Business Combination and to PubCo and its subsidiaries after the Business Combination.

Overview

OU XDATA GROUP was incorporated as a private limited company under the laws of the Republic of Estonia on April 1, 2022. We are a business-to-business (B2B) software development company specializing in advanced financial technology (fintech) solutions for financial institutions navigating the digital transformation landscape. Founded by a team of seasoned IT professionals with extensive experience in the banking sector, XDATA is dedicated to delivering innovative and customized IT products. By leveraging our deep industry expertise, we have established ourselves as a trusted partner in the digital transformation journeys of our clients, offering robust fintech solutions tailored to the unique needs of financial institutions.

Our operations are centered around three primary offering categories: (i) Internet and mobile banking solutions; (ii) a cloud-based transaction monitoring platform; and (iii) a customer relationship management (CRM) system, all designed specifically for banking and financial institutions. Our Internet and mobile banking solutions focus on developing, modifying, and customizing software to meet the specific needs of our clients. The cloud-based transaction monitoring platform ensures compliance with regulatory requirements, including sanctions and anti-money laundering measures. Additionally, our CRM system supports comprehensive management of customer interactions and compliance procedures, providing banks with a systematic approach to logging client activities and ensuring efficient regulatory adherence.

Geographically, we target Europe, the UK, and Armenia — regions with substantial demand for digital transformation in the banking and financial sectors. In Europe, we offer tailored fintech solutions that address diverse regulatory and operational requirements. The UK, with its robust financial services industry, presents a key market for our innovative SaaS offerings, enhancing compliance and operational efficiency. In Armenia, an emerging market with growing interest in digital banking solutions, we are well-positioned to contribute to the region’s expanding fintech landscape. Our strategic focus allows us to build strong client relationships and deliver customized services that drive growth and efficiency across these critical markets.

Factors Affecting Results of Operations

Our business, financial condition and results of operations have been, and are expected to continue to be, affected by a number of factors, which primarily include the following:

Our ability to adapt to the evolving regulatory changes and compliance requirements

Our operations are heavily influenced by the regulatory environment in the financial technology sector. As a provider of fintech solutions, our ability to swiftly adapt to new and changing regulations, including those related to data protection, anti-money laundering (AML), and financial sanctions, is critical. Failure to comply with these regulations or delays in updating our products to meet new requirements could result in penalties, loss of customer trust, and harm to our reputation, thereby adversely affecting our business operations.

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Our ability to grow our customer base

The growth of our customer base is essential for the expansion of our business. We continue to invest in the development and enhancement of our products to meet the needs of financial institutions. However, if we fail to attract new clients or retain existing ones due to increased competition, changing customer preferences, or the introduction of superior products by competitors, our growth could stall. Additionally, any significant resources spent on launching new products or services that do not resonate with our target market could negatively impact our financial performance.

Our ability to compete effectively and cost-efficiently in the Fintech industry

The fintech industry is highly competitive, with numerous players offering similar solutions. To maintain our competitive edge, we must continue to innovate, improve the functionality of our products, and offer them at competitive prices. If we are unable to do so, or if competitors with more resources enter our market, we may lose market share. Moreover, prolonged price competition or aggressive marketing by competitors could force us to reduce our prices or increase our spending on marketing, which could negatively impact our profit margins and overall financial health.

Our ability to maintain our technological advancements

Technological innovation is at the core of our business. Our ability to remain at the forefront of fintech advancements is crucial for sustaining our competitive position. This includes integrating emerging technologies like artificial intelligence, blockchain, and enhanced cybersecurity measures into our products. If we fail to keep up with technological trends or if our products do not meet the evolving needs of our clients, we risk losing our competitive advantage. Continuous investment in research and development is necessary, but if these investments do not yield the expected results, our financial performance may suffer.

Key Components of Results of Operations

Revenue

We generate our revenues primarily through sales of our products and services and recognizes revenue in accordance with ASC 606 “Revenue from Contracts with Customers”. We have three revenue streams, include (i) Internet and mobile banking solutions; (ii) cloud-based transaction monitoring platform; and (iii) customer relationship management (“CRM”) system, all tailored for banking and financial institutions. The Internet and mobile banking solutions segment focuses on developing, modifying and adapting software to meet the specific needs of different clients. Our cloud-based transaction monitoring platform is designed to ensure compliance with regulatory requirements, including sanctions and anti-money laundering measures. Our CRM system helps clients maintain comprehensive records of their customer interactions and compliance procedures. It provides a step-by-step guide for banks to log client activities, ensuring that all regulatory requirements are met efficiently and effectively.

Cost of Revenue and Gross Margin

Our cost of revenue mainly consists of salaries and benefits paid to our software engineers, subcontractors’ costs, and other costs related to providing our services to the customers.

Operating Expenses

Our operating expenses mainly consists of general and administrative expenses which consists primarily of salaries, benefits, finance, legal, information technology and other administrative expenses. We expect to our operating expenses will continue to increase as we expand our operation.

Results of Operations

The results of operations below should be read in conjunction with the financial statements and notes included elsewhere in this Registration Statement on Form F-4. The following tables present our results of operations for the period from April 1, 2022 (inception) to December 31, 2022 (“Fiscal 2022”), for the year ended December 31, 2023 (“Fiscal 2023”), and for the six months period ended June 30, 2023 and 2024.

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	For the year ended	For the period from April 1, 2022 (inception) through	Changes
	December 31, 2023	December 31, 2022	Amount	%
Revenues, net	$3,526,448	$382,253	$3,144,195	822.54%
Cost of revenues	(924,114)	(84,454)	(839,660)	994.22%
Gross profit	2,602,334	297,799	2,304,535	733.86%

Operating expenses
Selling and marketing expenses	(2,053)	-	(2,053)	n/a
General and administrative	(309,986)	(158,703)	(151,283)	95.32%
Research and development expenses	(248,469)	(22,603)	(225,866)	999.27%
Total operating expenses	(560,508)	(181,306)	(379,202)	209.15%

Income from operations	2,041,826	116,493	1,925,333	1,652.75%

Interest expense	(11,671)	(6,106)	(5,565)	91.14%
Other income, net	(10,251)	(1,678)	(8,573)	510.91%
Total other income, net	(21,922)	(7,784)	(14,138)	181.63%

Income (Loss) Before Income Taxes	2,019,904	108,709	1,911,195	1,758.08%

Income tax benefits (expenses)	(4,056)	-	(4,056)	n/a

Net Income (Loss)	$2,015,848	$108,709	$1,907,139	1,754.35%

	For the Six Months Ended	For the Six Months Ended	Changes
	June 30, 2024	June 30, 2023	Amount	%
Revenues, net	$3,048,054	$1,343,256	$1,704,798	126.92%
Cost of revenues	(817,986)	(343,061)	(474,925)	138.44%
Gross profit	2,230,068	1,000,195	1,229,873	122.96%

Operating expenses
Selling and marketing expenses	(2,596)	-	(2,596)	n/a
General and administrative	(610,775)	(128,421)	(482,354)	375.60%
Research and development expenses	(445,358)	(80,056)	(365,302)	456.31%
Total operating expenses	(1,058,729)	(208,477)	(850,252)	407.84%

Income from operations	1,171,339	791,718	379,621	47.95%

Interest expense	(28,900)	(3,930)	(24,970)	635.37%
Interest income	52	-	52	n/a
Other income, net	(14,452)	(6,511)	(7,941)	121.96%
Total other income, net	(43,352)	(10,441)	(32,911)	315.21%

Income (Loss) Before Income Taxes	1,128,039	781,277	346,762	44.38%

Income tax benefits (expenses)	-	-	-	n/a

Net Income (Loss)	$1,128,039	$781,277	$346,762	44.38%

Revenue, net

We generate our revenues primarily through sales of our products and services and recognizes revenue in accordance with ASC 606 “Revenue from Contracts with Customers.” We have three revenue streams, include (i) internet and mobile banking solutions; (ii) cloud-based transaction monitoring platform; and (iii) customer relationship management (“CRM”) system. For the period from April 1, 2022 (inception) through December 31, 2022, for the year ended December 31, 2023, and for the six months period ended June 30, 2023 and 2024, revenue generated from our three revenue streams are as follows.

	For the year ended	For the period from April 1, 2022 (inception) through	Changes
Revenue stream	December 31, 2023	December 31, 2022	Amount	%
Internet and mobile banking solutions	$2,623,952	$382,253	$2,241,699	586.44%
Cloud-based transaction monitoring platform	343,907	-	343,907	n/a
Customer relationship management (“CRM”) system	475,846	-	475,846	n/a
Other services	82,743	-	82,743	n/a
Total	$3,526,448	$382,253	$3,144,195	822.54%

	For the six months ended	For the six months ended	Changes
Revenue stream	June 30, 2024	June 30, 2023	Amount	%
Internet and mobile banking solutions	$1,481,769	$845,872	$635,897	75.18%
Cloud-based transaction monitoring platform	-	-	-	-
Customer relationship management (“CRM”) system	454,253	454,014	239	0.05%
Other services	1,112,032	43,370	1,068,662	2,464.06%
Total	$3,048,054	$1,343,256	$1,704,798	126.92%

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Compared to the period from April 1, 2022 (inception) through December 31, 2022, our revenue from internet and mobile banking solutions increased by about $2.2 million or 586.44%. The increase is primarily due to the significant increase in number of clients. In the period from April 1, 2022 (inception) through December 31, 2022, we had only two customers. In the year ended December 31, 2023, we engaged 8 customers to provide internet and mobile banking solutions. On average, we generated about $161,518 more revenue per customer comparing Fiscal 2023 to Fiscal 2022. The increase in number of customers is mainly attributable to our leadership utilized personal and professional networks to identify and connect with potential clients. Furthermore, since our inception, we have continually provided our customers with the best-in-class services. The strong satisfaction level of our initial customers led to an organic expansion of our customer base. Positive experiences were shared within their networks, resulting in significant word-of-mouth referrals. The significant increase in average revenue per customer comparing Fiscal 2023 to Fiscal 2022 is mainly due to overall increase in software development scope and complexities. Our customers in Fiscal 2023 starting to contracted with us to develop and build more complex internet and mobile based software and applications.

Compared to Fiscal 2022, our revenue from cloud-based transaction monitoring platform increased by about $0.3 million from $nil in Fiscal 2022 to $343,907 in Fiscal 2023. This growth was primarily attributed to the successful development and completion of two key cloud-based software solutions for financial institution customers, a cloud-based customer relationship management back-office solution and a cloud-based banking mobile application. In Fiscal 2023, we contracted with two customers to grant them licenses to be access our cloud-based software. These software solutions were not available for licensing in Fiscal 2022.

Compared to Fiscal 2022, our revenue from customer relationship management (“CRM”) system increased by about $0.4 million from $nil in Fiscal 2022 to $475,846 in Fiscal 2023. This growth was primarily driven by the increase in the number of customers utilizing our CRM system. This growth was primarily attributed to the successful development and completion of CRM system solutions for financial institution customers. In Fiscal 2023, we contracted with two customers to grant them licenses to be access our CRM system. These CRM system solutions were not available in Fiscal 2022.

Compared to the six months ended June 30, 2024 (“Half Fiscal 2024”), our revenue from internet and mobile banking solutions increased by about $0.6 million or 75.18%. The increase is primarily due to the significant increase in number of clients. In the six months ended June 30, 2023 (“Half Fiscal 2023”), we had four customers. In the Half Fiscal 2024, we engaged seven customers to provide internet and mobile banking solutions. The increase in number of customers is mainly attributable to our leadership utilized personal and professional networks to identify and connect with potential clients. Furthermore, since our inception, we have continually provided our customers with the best-in-class services. The strong satisfaction level of our initial customers led to an organic expansion of our customer base. Positive experiences were shared within their networks, resulting in significant word-of-mouth referrals.

Compared to Half Fiscal 2023, our revenue from other services increased by about $1 million from $43,370 in Half Fiscal 2023 to $1.1 million in Half Fiscal 2024. This growth was primarily attributed to the successful development and completion of one customer from Hong Kong. We are engaged to provide project management, consultancy and support services.

Cost of revenues

Our cost of revenues mainly consists of salaries and benefits paid to our software engineers, subcontractors’ costs, and other costs related to providing our services to the customers.

Our cost of revenues increased by $839,660 or 994.22% from $84,454 in the period from April 1, 2022 (inception) through December 31, 2022 to $924,114 for the year ended December 31, 2023. The increase in cost of revenue is primarily attributable to $744,814 increase in salary and benefit expenses for our software engineers and $90,937 increase in subcontracting costs. In Fiscal 2023, we had around 40 software engineers who worked on different projects. In Fiscal 2022, we had only about 10 software engineers working on the software development and maintenance and support projects. The significant increase in number of software engineers led to significant increase in salary and benefit expenses in cost of revenues. Furthermore, in Fiscal 2023, as we experienced significant growth in revenue, to supplement temporary needs and avoid any disruption from services with our customers, we also increased our utilization of external contractors which led to increase in subcontracting costs.

Our cost of revenues increased by $0.5 million or 138.44% from $343,061 in the period from Half Fiscal 2023 to $0.8 million for Half Fiscal 2024. The increase in cost of revenue is primarily attributable to $ 246,929 increase in salary and benefit expenses for our software engineers and $195,910 increase in subcontracting costs. In Half Fiscal 2024, we hired eight new experienced software engineers. In Half Fiscal 2023, we had only about 10 software engineers working on the software development and maintenance and support projects. The significant increase in number of software engineers led to significant increase in salary and benefit expenses in cost of revenues.

Selling and marketing expenses

Our selling and marketing expenses mainly consists of advertising cost and other business expansion and marketing costs.

Our selling and marketing expenses increased from $nil in Fiscal 2022 to $2,053 in Fiscal 2023. The increase is primarily due to our additional efforts to expand our operation and to reach to and attract more customers to use our services in Fiscal 2023 as compared to Fiscal 2022.

Our selling and marketing expenses increased from $nil in Half Fiscal 2023 to $2,596 in Half Fiscal 2024. The increase is primarily due to our advertising expense to explore our operation and to attract more customers to use our services.

General and administrative expenses

Our general and administrative expenses mainly consist of salaries and benefits allocated to our administrative employees, professional service costs, rent expenses and other general and administrative expenses.

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Our general and administrative expenses increased by $151,283 or 95.32% from $ 158,703 in Fiscal 2022 to $ 309,986 in Fiscal 2023. The significant increase is primarily attributable to 1) increase of $51,401 of our salary and benefit costs as we expanded our operations and recruited more employees in Fiscal 2023 as compared to Fiscal 2022; 2) increase of $57,640 of our rental and other related costs. The increase is mainly because we only operated in about 9 months in Fiscal 2022 as compared to the full year in Fiscal 2023. The increase in our general and administrative expenses are also increase in Office supplies of $25,966, increase in our depreciation expenses of $20,058 and increase in our travel expenses of $20,834.

Our general and administrative expenses increased by $482,354 or 375.60% from $128,421 in Half Fiscal 2023 to $610,775 in Half Fiscal 2024. The significant increase is primarily attributable to 1) increase of $149,972 of our salary and benefit costs as we expanded our operations and recruited more employees in Half Fiscal 2024 as compared to Half Fiscal 2023; 2) increase of $150,526 of our professional expense.

Research and development expenses

Our research and development expenses mainly consist of salaries and benefits allocated to our IT engineers who worked on internal software research and development projects and amortization expenses of intangible assets.

Our research and development expenses increased by about $0.2 million or 999.27% from $22,603 in Fiscal 2022 to $248,469 in Fiscal 2023. The significant increase is due to increase of $184,993 in salaries and benefits costs and $40,932 increase in amortization expenses. The increase in salaries and benefits is mainly attributable to the expansion of our research and development team. In Fiscal 2023, we had approximately 20 staff members dedicated to internal R&D projects, compared to only about 3 staff members in Fiscal 2022. The rise in amortization expenses is due to the acquisition of source code for a partially developed banking software from an external supplier, which served as the foundation for developing our own cloud-based banking software solutions. We applied the straight-line method to amortize the cost of these intangible assets. In Fiscal 2023, we amortized the assets for the full year, whereas in Fiscal 2022, amortization only occurred for three months following the acquisition of the source code in late September 2022.

Our research and development expenses increased by $365,302 or 456.31% from $80,056 in Half Fiscal 2023 to $445,358 in Half Fiscal 2024. The significant increase is due to increase of $365,288 in salaries and benefits costs. The increase in salaries and benefits is mainly attributable to the expansion of our research and development team.

Interest expenses

Interest expenses increased by $5,565 or 91.14% from $6,106 in Fiscal 2022 to $11,671 in Fiscal 2023. The increase is mainly due to increase in loan borrowed. In Fiscal 2022, the weighted average outstanding loan balance was $161,929. In Fiscal 2023, the weighted average outstanding loan balance was $294,550.

Interest expenses increased by $24,970 or 635.37% from $3,930 in Half Fiscal 2023 to $28,900 in Half Fiscal 2024. The increase is mainly due to increase in loan borrowed. In Half Fiscal 2023, the weighted average outstanding loan balance was $91,642. In Half Fiscal 2024, the weighted average outstanding loan balance was $ 651,642.

Other income, net

Other expenses, net increased by $8,573 or 510.91% from $1,678 in Fiscal 2022 to $10,251 in Fiscal 2023. The increase in other expenses, net is primarily due to increase of miscellaneous entertainment cost of $7,688 comparing the two periods.

Other expenses, net increased by $7,941 or 121.96% from $6,511 in Half Fiscal 2023 to $14,452 in Half Fiscal 2024. The increase in other expenses, net is primarily due to increase of miscellaneous of $7,811 comparing the two periods.

Income tax expense

The company is established in Estonia and is subject to the income tax laws of Estonia. No income tax was generated outside the Estonia for the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023. Pursuant to the applicable income tax act and taxation act enacted in the Estonia, business entities in registered in Estonia is not subject to any corporate income tax until such income is distributed. However, we are required to file an annual report to the Commercial Register of Estonia. These annual reports are subject to the statutory examination by the governmental authorities after submission. The Estonian tax authorities have the right to perform a statutory examination of a company and reassesses taxes within five years from the end of the fiscal year during which a taxable event occurred. For the period from April 1, 2022 (inception) through December 31, 2022 there was no taxable event of the company. For the year ended December 31, 2023, we distributed dividends of $16,161 and incurred income tax on the distributed dividends of $4,056.

Net income

As a result of the foregoing, we recorded a net income of $2.0 million in Fiscal 2023 as compared to a net income of $0.1 million in Fiscal 2022. We recorded a net income of $1.1 million in Half Fiscal 2024 as compared to a net income of $0.8 in Half Fiscal 2023.

Liquidity and Capital Resources

In assessing our liquidity, management monitors and analyses our cash and cash equivalents, our ability to generate sufficient revenue sources in the future, and our operating and capital expenditure commitments. To date, we have financed our operations primarily through cash from operations, short-term and long-term borrowings, which have historically been sufficient to meet our working capital requirements.

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As December 31, 2023, we had cash and cash equivalents of $1,089,491 and a total working capital of $1,895,897. As of December 31, 2023, we also had accounts receivable, net of $2,531,781 of which $1,449,317 or 57.25% of the outstanding balance has been collected as of the date of this registration statement. As of December 31, 2023, we had short-term debts of $1,239,637 and current portion of convertible debt of $202,862.

As of June 30, 2024, we had cash and cash equivalents of $405,944 and a total working capital of $2,279,274. As of June 30, 2024, we also had accounts receivable of $3,806,165 of which $2,805,205 or 73.70%  of the outstanding balance has been collected as of the date of this registration statement. As of June 30, 2024, we had short-term debts of $1,199,349 and current portion of convertible debt of $196,268.

We believe that the current cash and cash flows to be provided by our future operating activities will be sufficient to meet the working capital needs in the next 12 months from the date the financial statements were issued. If we experience an adverse operating environment or incurs unanticipated capital expenditure requirements, or if we decide to accelerate growth, then additional financing may be required. We cannot guarantee, however, that additional financing, if required, would be available at all or on favorable terms. Such financing may include the use of additional debt or the sale of additional equity securities. Any financing which involves the sale of equity securities or instruments that are convertible into equity securities could result in immediate and possibly significant dilution to our existing shareholders.

Cash Flows for Fiscal 2022 compared to Fiscal 2023

The following table sets forth a summary of our cash flows for the periods indicated:

	For the year ended	For the period from April 1, 2022 (inception) to	Change
	December 31, 2023	December 31, 2022	Amount	%
Net cash (used in) provided by operating activities	$(90,076)	$117,301	$(207,377)	(176.79)%
Net cash used in investing activities	(151,314)	(204,802)	53,488	(26.12)%
Net cash provided by financing activities	1,179,710	210,260	969,450	461.07%
Effect of foreign exchange rate on cash	26,687	1,725	24,962	1,447.07%
Net change in cash	965,007	124,484	840,523	675.21%
Cash as of the beginning of the period	124,484	-	124,484	n/a
Cash as of the end of the period	$1,089,491	$124,484	$965,007	775.21%

Cash Flows for the Six Months Ended June 30, 2024 compared to the same period in 2023

The following table sets forth a summary of our cash flows for the periods indicated:

	For the Six Months Ended	For the Six Months Ended	Change
	June 30, 2024	June 30, 2023	Amount	%
Net cash (used in) provided by operating activities	$80,175	$285,091	$(204,916)	(71.88)%
Net cash used in investing activities	(744,496)	(36,193)	(708,303)	1,957.02%
Net cash provided by financing activities	5,408	(31,530)	36,938	(117.15)%
Effect of foreign exchange rate on cash	(24,634)	6,254	(30,888)	(493.89)%
Net change in cash	(683,547)	223,622	(907,169)	(405.67)%
Cash as of the beginning of the period	1,089,491	124,484	965,007	n/a
Cash as of the end of the period	$405,944	$348,106	$57,838	16.62%

Operating activities

For the year ended December 31, 2023, our net cash used in operating activities was $90,077, which was primarily attributable to (i) net income of approximately $2.0 million; (ii) an adjustment of added non-cash items of a net amount of approximately $0.1 million, inclusive of credit loss expense of $23,991 and depreciation and amortization expenses of $80,114; (iii) net increase in net working capital of approximately $2.2 million, which primarily consists of increase in accounts receivable in an amount of approximately $2.4 million.

For the period from April 1, 2022 (inception) through December 31, 2022, our net cash provided by operating activities was $117,301, which was primarily attributable to (i) net income of $112,722; (ii) an adjustment of added non-cash item of $19,124 related to depreciation and amortization expenses; and (iii) net increase in net working capital of $14,546, which primarily due to increase of accounts receivable of $31,013 and increase in prepayments and other current assets of $33,073. The increase in net working capital was partially offset by increase in accrued expenses and other current liabilities of $32,665, an increase in taxes payable of $8,874 and an increase in accounts payable of $8,001.

For the Half Fiscal 2024, our net cash provided by operating activities was $80,175, which was primarily attributable to (i) net income of $1,128,039, (ii) an adjustment of added non-cash item of $56,236 related to depreciation and amortization expenses; and (iii) net increase in net working capital of $1,104,100.

For the Half Fiscal 2023, our net cash provided by operating activities was $285,091, which was primarily attributable to (i) net income of $781,277, (ii) an adjustment of added non-cash item of $37,206 related to depreciation and amortization expenses; and (iii) net increase in net working capital of $533,392.

Investing activities

For the year ended December 31, 2023, our net cash used in investing activities was $151,314. For Fiscal 2023, we used $151,314 to purchase property and equipment.

For the period from April 1, 2022 (inception) through December 31, 2022, our net cash used in investing activities was $204,802, which consists of $99,672 cash used in purchase of property and equipment and $105,130 cash used in the purchase of intangible assets.

Our net cash used in investing activities were $744,496 and $36,193 for Half Fiscal 2024 and Half Fiscal 2023, respectively. In Half Fiscal 2024, we made a loan to third-party, LEONARDA INVEST AKTSIASELTS (“LEONARDA”) pursuant to which we agreed to provide LEONARDA a loan facility of €600,000 (approximately $642,508) for daily business transactions and general operational expenses, with an interest rate of 6.5% per annum.

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Financing activities

For the year ended December 31, 2023, our net cash provided by financing activities was approximately $1.2 million, which primarily consists of approximately $1.2 million from proceeds from short-term debts.

For the period from April 1, 2022 (inception) through December 31, 2022, our net cash provided by financing activities was approximately $0.2 million, which represents cash received from long-term debt.

For the Half Fiscal 2023, our net cash used in financing activities was $31,530, which primarily consists of payment of dividends $16,161 and the payment of convertible bond $18,071.

For the Half Fiscal 2024, our net cash provided by financing activities was $5,408, which consists of payment of dividends $48,670 and the proceeds from long-term loans $54,078.

Capital expenditures

Our capital expenditures are incurred primarily in connection with purchase of properties and equipment and intangible assets used for our operation. Our capital expenditures were $151,314 and $204,802 for Fiscal 2023 and Fiscal 2022, respectively. Our capital expenditures were $67,515 and $36,193 for Half Fiscal 2024 and Half Fiscal 2023, respectively.

We expect our capital expenditures to continue to be significant in the foreseeable future as we expand our business, enhance research and development capabilities, and improve our product lines.

Our future capital requirements may be uncertain and actual capital requirements may be different from those we currently anticipate. To the extent the proceeds of securities we have issued and cash flows from our business activities are insufficient to fund future capital requirements, we may need to seek equity or debt financing. We will continue to make capital expenditures to support the expected growth of our business.

Tabular Disclosure of Contractual Obligations

The following table sets forth our contractual obligations as of December 31, 2023:

	Payment Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years

Borrowings	$1,442,499	1,442,499	-	-	-
Total	$1,442,499	1,442,499	-	-	-

The following table sets forth our contractual obligations as of June 30, 2024:

	Payment Due by Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years

Borrowings	$1,442,499	1,395,617	53,544	-	-
Total	$1,449,161	1,395,617	53,544	-	-

Other than those shown above, we did not have any significant capital and other commitments, long-term obligations, or guarantees as of December 31, 2023 and June 30, 2024.

Off-Balance Sheet Arrangements

We have not entered into any off-balance sheet financial guarantees or other off-balance sheet commitments to guarantee the payment obligations of any third parties. We have not entered into any derivative contracts that are indexed to our shares and classified as shareholder’s equity or that are not reflected in our consolidated financial statements. Furthermore, we do not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. We do not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or product development services with us.

Critical Accounting Policies and Estimates

We prepare our consolidated financial statements in accordance with U.S. GAAP, which requires us to make judgments, estimates, and assumptions that affect: (i) the reported amounts of our assets and liabilities; (ii) the disclosure of our contingent assets and liabilities at the end of each reporting period; and (iii) the reported amounts of revenues and expenses during each reporting period. We continually evaluate these judgments, estimates, and assumptions based on our historical experience, knowledge, assessment of current business and other conditions, and our expectations regarding the future based on available information. This forms our basis for making judgments about matters that are not readily apparent from other sources. Given that the use of estimates is an integral component of the financial reporting process, our actual results could differ from those estimates. Some of our accounting policies require a higher degree of judgment than others in their application. When reading our financial statements, you should consider our selection of critical accounting policies, the judgment and other uncertainties affecting the application of such policies, and the sensitivity of reported results to changes in conditions and assumptions. Our critical accounting policies and practices include: (i) revenue recognition; (ii) expected credit loss; and (ii) income taxes. See “Note 2—Summary of Significant Accounting Policies” to our financial statements for the disclosure of these accounting policies. We believe the following accounting estimates involve the most significant judgments used in the preparation of our financial statements.

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Expected credit loss

We adopted Financial Standards Accounting Board Accounting Standards Codification (“ASC”) 326 “Financial Instruments – Credit Losses” (“ASC 326”) on April 1, 2022 by applying the modified retrospective approach. The adoption of ASC 326 did not have a material impact on our consolidated financial statements.

Our accounts receivable are within the scope of ASC 326. ASC 326 introduces an approach based on expected credit losses on financial assets at amortized cost. Upon adoption of ASC 326, we estimate the expected credit losses for accounts receivable using the roll-rate method on a collective basis when similar risk characteristics exist. The roll-rate method stratifies the receivables balance by delinquency stages using historical roll rate. In each year of the simulation, losses on the receivables are captured, and the ending delinquency stratification serves as the beginning point of the next iteration. The loss rate calculated for each delinquency stage is then adjusted for both current and forecasts of economic conditions. The management then applied the adjusted loss rate to respective receivables balance. We also provide specific provisions for allowance when facts and circumstances indicate that the receivable is unlikely to be collected.

Expected credit losses are included in general and administrative expenses in the statements of comprehensive income. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

Impairment of long-lived assets

Long-lived assets with finite lives, primarily property and equipment and land use right are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the estimated cash flows from the use of the asset and its eventual disposition are below the asset’s carrying value, then the asset is deemed to be impaired and written down to its fair value. There were no impairments of these assets as of June 30, 2024, December 31, 2023 and 2022.

Income taxes

The company accounts for current income taxes in accordance with ASC 740 “Income Taxes”. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the period from April 1, 2022 (inception) through December 31, 2022, for the year ended December 31, 2023 and for the six months ended June 30, 2024. The company does not believe there was any uncertain tax provision as of June 30, 2024, December 31, 2023 and 2022.

The company in Estonia is subject to the income tax laws of Estonia. No income tax was generated outside the Estonia for the period from April 1, 2022 (inception) through December 31, 2022, for the year ended December 31, 2023 and for the six months ended June 30, 2024. Pursuant to the applicable income tax act and taxation act enacted in the Estonia, business entities in registered in Estonia is not subject to any corporate income tax until such income is distributed. However, the company is required to file an annual report to the Commercial Register of Estonia. These annual reports are subject to the statutory examination by the governmental authorities after submission. The Estonian tax authorities have the right to perform a statutory examination of a company and reassesses taxes within five years from the end of the fiscal year during which a taxable event occurred. For the period from April 1, 2022 (inception) through December 31, 2022 there was no taxable event of the company. For the year ended December 31, 2023, the company distributed dividends of $16,161 and incurred income tax on the distributed dividends of $4,056. For the six months ended June 30, 2024, there was no taxable event of the company.

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INFORMATION ABOUT ALPHA STARA

In this section, “Alpha Star,” “the Company,” “our company,” “we,” “us” and “our” refer to Alpha Star Acquisition Corporation prior to the consummation of the Business Combination.

Overview

Alpha Star Acquisition Corporation is a blank check company incorporated on March 11, 2021, as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition stock purchase, reorganization or similar business combination with one or more businesses. Alpha Star’s efforts in identifying prospective target businesses will not be limited to a particular geographic region. Alpha Star believes that it will add value to these businesses primarily by providing them with access to the U.S. capital markets.

Alpha Star has until June 15, 2025 to consummate a prospective business combination. In the event Alpha Star does not consummate a business combination by June 15, 2025, it will cease operations and liquidate the Trust Account and distribute the funds included therein to the holders of its securities sold in its IPO and dissolve.

Our Sponsor

Our Sponsor is A-Star Management Corporation, a British Virgin Islands incorporated company formed for the purpose of serving as the Sponsor of Alpha Star in connection with the Business Combination. Mr. Zhe Zhang, our Chairman and Chief Executive Officer, is the sole director of the Sponsor and currently holds 100% of the voting rights in the Sponsor. GEVORA LIMITED, a British Virgin Islands incorporated company, has a direct material interest in the Sponsor of which who is the major shareholder. PRISTINA INVESTMENTS LTD, a British Virgin Islands incorporated company, has an indirect material interest in the Sponsor, because it is the sole shareholder of GEVORA LIMITED. Ms. Bronislava Gorelik has an indirect material interest in the Sponsor as she is the beneficial owner of PRISTINA INVESTMENTS LTD. The Sponsor currently holds 2,875,000 Alpha Star Ordinary Shares and 330,000 Private Units. The Sponsor has no ongoing business and was established solely to provide risk capital to Alpha Star. Mr. Zhe Zhang, the key member of our Sponsor has significant experience with SPACs, acquisitions, divestitures and corporate strategy and public markets. This experience includes leadership roles in other SPACs, such as Golden Star Acquisition Corporation (“Golden Star”), a special purpose acquisition company consummated its initial public offering in May 2023 for aggregate gross proceeds of $69,000,000 and is currently in the process of consummating its initial business combination. Mr. Zhe Zhang serves as a director of Golden Star. We believe this collective expertise will meaningfully benefit us in connection with the Business Combination, as well as in creating long-term shareholder value post-closing. Additionally, the expertise of our Sponsor with similar transactions and strategic guidance through various market cycles ensures that we are well-equipped to navigate the complexities of the de-SPAC process.

Our management and Sponsor team members, including Mr. Zhe Zhang, our Chairman and Chief Executive Officer, and Mr. Guojian Chen, our Chief Financial Officer and director, have backgrounds in mergers and acquisitions and corporate finance. As an executive director at Goldman Sachs Beijing for 13 years, a founding partner of an asset management company and the CEO of another asset management company, Mr. Zhe Zhang is experienced with fund formation, equity investment and portfolio management. Mr. Guojian Chen has extensive experience in corporate strategy and governance through his work at a leading copyright operator, a financial advisory firm, and a fund management company. In addition, Mr. Guojian Chen brings extensive SPAC-related experience. Mr. Chen serves as the chief financial officer and a director of DT Cloud Acquisition Corporation, a special purpose acquisition company that consummated its initial public offering in February 2024 for aggregate gross proceeds of $69,000,000 and is currently in the process of consummating its initial business combination. By leveraging the combined experience of our management and directors and our Sponsor, we believe we are uniquely positioned to execute a compelling business combination.

Initial Public Offering

The registration statement for our IPO was declared effective by the SEC on December 13, 2021. We completed our IPO on December 15, 2021. In our IPO, we sold units at an offering price of $10.00 and consisting of one ordinary share, one right to receive one-seventh (1/7) of an ordinary share upon the consummation of an initial business combination, and one redeemable warrant. Each warrant entitles the holder thereof to purchase one-half (1/2) ordinary share at a price of $11.50 per share.

In connection with our IPO, we sold 11,500,000 units, generating gross proceeds of $115,000,000. Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement by and between the Company and the Sponsor, the Company completed the private sale of an aggregate of 330,000 Private Placement Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $3,300,000. The Private Units are identical to the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

Transaction costs amounted to $5,669,696, consisting of $2,300,000 of underwriting fees, $2,875,000 of deferred underwriting fees and $494,696 of other offering costs. A total of $115,000,000, comprised of $112,700,000 of the proceeds from the IPO (which amount includes up to $2,875,000 of the underwriter’s deferred discount) and $2,300,000 of the proceeds of the sale of the Private Units, was placed in a U.S.-based trust account, established by VStock Transfer LLC, our transfer agent, and maintained at Wilmington Trust, National Association, acting as trustee. The remaining proceeds became available to be used to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses.

Except with respect to interest earned on the funds in the Trust Account that may be released to the Company to pay its taxes, the funds held in the Trust Account will not be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination by June 15, 2025, or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination by June 15, 2025.

On July 13, 2023, we held an annual shareholder meeting and approved the proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must consummate a business combination to March 15, 2024. In connection with the shareholders meeting to vote for the proposal to amend the Company’s amended and restated memorandum and articles of association for such extension, the public shares are entitled to exercise the redemption right and 2,436,497 public shares tendered for redemption. The total redemption payment was $26,094,883 and distributed during July and August 2023.

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On January 10, 2024, the Company held an extraordinary shareholder meeting and approved the proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must consummate a business combination to September 15, 2024. In connection with the shareholders meeting to vote for the proposal to amend the Company’s amended and restated memorandum and articles of association for such extension, the public shares are entitled to exercise the redemption right and 3,319,923 public shares tendered for redemption. The total redemption payment was $37,183,138 and distributed in January and February 2024.

On July 12, 2024, we held an annual shareholder meeting and approved the proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must consummate a business combination to December 15, 2024. In connection with the shareholders meeting to vote for the proposal to amend the Company’s amended and restated memorandum and articles of association for such extension, the public shares are entitled to exercise the redemption right and 4,840,581 public shares tendered for redemption. The total redemption payment was $56,199,145 and distributed in July 2024.

On December 27, 2024, we held an extraordinary shareholder meeting and approved the proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must consummate a business combination to June 15, 2025. In connection with the shareholders meeting to amend the Company’s amended and restated memorandum and articles of association for such extension, the public shares are entitled to exercise the redemption right and 880,335 public shares tendered for redemption. The total redemption payment was $10,819,317.15 and was distributed in January 2025. As a result of the exercise of the redemption right, 22,664 public shares remains outstanding as of December 31, 2024.

For the year ended December 31, 2023, net cash generated from the IPO and Private Placement Units and held outside of the trust that was used in operating activities was nil. As of December 31, 2024, the Company had working capital deficit of $743,201.

The Company’s units are listed on the Nasdaq Global Market and commenced trading under the trading symbol “ALSAU” on December 13, 2021. The units began separate trading on January 18, 2022, and the ordinary shares, rights and warrants commenced trading on Nasdaq under the symbols “ALSA,” “ALSAR,” and “ALSAW,” respectively.

Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates and engaging in non-binding discussions with potential target entities. To date we have not entered into any binding agreement with any target entity. We presently have no revenue and have had losses since inception from incurring formation and operating costs since the completion of our IPO.

Acquisition Strategy and Management Business Combination Experience

Our efforts in identifying prospective target businesses will not be limited to a particular geographic region. However, we shall not consider or undertake a business combination with an entity or business with its principal or a majority of its business operations (either directly or through any subsidiaries) in the People’s Republic of China (including Hong Kong and Macau). We believe that we will add value to these businesses primarily by providing them with access to the U.S. capital markets.

We will seek to capitalize on the strength of our management team. Our team consists of experienced professionals and senior operation executives. Collectively, our officers and directors have decades of experience in mergers and acquisitions and operating companies. We believe we will benefit from their expertise and experience in identifying attractive acquisition opportunities. However, there is no assurance that we will complete a business combination.

Competition

In identifying, evaluating and selecting a target business for our initial business combination, we may encounter intense competition from other entities having a business objective similar to ours, including other blank check companies, private equity groups and leveraged buyout funds, and operating businesses seeking strategic acquisitions. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Moreover, many of these competitors possess greater financial, technical, human and other resources than us. Our ability to acquire larger target businesses will be limited by our available financial resources. This inherent limitation gives others an advantage in pursuing the acquisition of a target business. Furthermore, our obligation to pay cash in connection with our public shareholders who exercise their redemption rights may reduce the resources available to us for our initial business combination and our outstanding rights and warrants, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses. Either of these factors may place us at a competitive disadvantage in successfully negotiating an initial business combination.

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We believe our structure will make us an attractive business combination partner to target businesses. As an existing public company, we offer a target business an alternative to the traditional initial public offering through a merger or other business combination. In this situation, the owners of the target business would exchange their shares of stock in the target business for our shares or for a combination of our shares and cash, allowing us to tailor the consideration to the specific needs of the sellers. Although there are various costs and obligations associated with being a public company, we believe target businesses will find this method a more certain and cost-effective method to becoming a public company than the typical initial public offering. In a typical initial public offering, there are additional expenses incurred in marketing, road show and public reporting efforts that may not be required in a business combination with us.

Furthermore, once a proposed business combination is completed, the target business will have effectively become public, whereas an initial public offering is always subject to the underwriters’ ability to complete the offering, as well as general market conditions, which could delay or prevent the offering from occurring. Once public, we believe the target business would then have greater access to capital and an additional means of providing management incentives consistent with shareholders’ interests. It can offer further benefits by augmenting a company’s profile among potential customers and vendors and aid in attracting talented employees.

While we believe that our structure and our management team’s backgrounds will make us an attractive business partner, some potential target businesses may have a negative view of us since we are a blank check company, without an operating history, and there is uncertainty relating to our ability to obtain shareholder approval of our proposed initial business combination and retain sufficient funds in our Trust Account in connection therewith.

Initial Business Combination Timeframe and Nasdaq Rules

Initially, we had until 9 months from December 15, 2021 (the closing of our IPO) to consummate our initial business combination. However, if we anticipate that we may not be able to consummate our initial business combination within 9 months, we may, by resolution of our board if requested by the Sponsor, extend the period of time to consummate a business combination up to twelve times, each by an additional month (for a total of up to 21 months to complete a business combination), subject to the Sponsor depositing additional funds into the Trust Account as set out below. Starting from September 15, 2022, we have to make the monthly extension by depositing the monthly extension fee of $383,332 into the Trust Account and we plan to make further monthly extensions for a total of up to 21 months as needed to complete the initial business combination. The monthly extension fees were decreased due to our annual general meeting held on July 13, 2023, and related redemption of shares. The monthly extension fees were the lower of $70,000 for all remaining public shares and $0.033 for each remaining public shares until September 15, 2024. In July 2023, due to the redemption of 2,436,497 public shares regarding the aforementioned shareholders meeting, 9,063,503 shares remain unredeemed and outstanding, and the monthly extension fees changed to $302,116, consisting of $0.033 per public share. Following the shareholders meeting held on July 12, 2024 to vote for the proposal to amend Alpha Star’s amended and restated memorandum and articles of association, our Sponsor or its affiliates or designees must deposit $35,000 into the Trust Account on or prior to the date of the applicable deadline, for each monthly extension from July 15, 2024, to December 15, 2024. Following the shareholders meeting held on December 27, 2024 to vote for the proposal to amend Alpha Star’s amended and restated memorandum and articles of association, our Sponsor or its affiliates or designees must deposit $35,000 into the Trust Account on or prior to the date of the applicable deadline, for each monthly extension from December 15, 2024, to June 15, 2025.

On July 12, 2024, we held a shareholder meeting and approved the proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination by December 15, 2024. In connection with the shareholders meeting to vote for the proposal to amend our amended and restated memorandum and articles of association held on July 12, 2024, the public shares were entitled to exercise the redemption right and 4,840,581 public shares tendered for redemption.

On December 27, 2024, we held an extraordinary shareholder meeting and approved the proposal to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must consummate a business combination to June 15, 2025. In connection with the shareholders meeting to amend the Company’s amended and restated memorandum and articles of association for such extension, the public shares are entitled to exercise the redemption right and 880,335 public shares tendered for redemption. As a result of the exercise of the redemption right, 22,664 public shares will remain outstanding as of December 31, 2024.

Pursuant to the terms of our amended and restated memorandum and articles of association and the trust agreement entered into between us and Wilmington Trust, National Association and Vstock Transfer LLC in connection with our IPO, in order to extend the deadline by which we must consummate our initial business combination, our Sponsor or its affiliates or designees must deposit $35,000 into the Trust Account on or prior to the date of the applicable deadline for each monthly extension from December 15, 2024, to June 15, 2025. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the deadline for the completion of our initial business combination. If we are unable to consummate our initial business combination within the applicable time period, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares for a pro rata portion of the funds held in the Trust Account and, as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the rights and warrants will be worthless.

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The Nasdaq rules require that our initial business combination must be with one or more target businesses that together have an aggregate fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned) at the time of our signing a definitive agreement in connection with our initial business combination. Additionally, pursuant to Nasdaq rules, any initial business combination must be approved by a majority of our independent directors.

Summary Information Related to Our Securities, Redemption Rights and Liquidation

We are a Cayman Islands exempted company (company number 373150) and our affairs are governed by our amended and restated memorandum and articles of association (as amended), the Cayman Companies Act and common law of the Cayman Islands. Pursuant to our amended and restated memorandum and articles of association which will be adopted upon the consummation of our IPO, we are authorized to issue 50,000,000 ordinary shares, $0.001 par value each. The information provided below is a summary only and we refer you to our prospectus dated as of December 14, 2021, our amended and restated memorandum and articles of association and our warrant agreement with Vstock Transfer LLC Company as warrant agent for additional important and material information.

In our IPO, we sold units at an offering price of $10.00 and consisting of one ordinary share, one right to receive one-seventh (1/7) of an ordinary share upon the consummation of an initial business combination and one redeemable warrant. Each warrant entitles the holder thereof to purchase one-half (1/2) ordinary share at a price of $11.50 per share, subject to adjustment. Each warrant will become exercisable on the later of the completion of an initial business combination and 9 months from December 15, 2021, and will expire five years after the completion of an initial business combination, or earlier upon redemption.

Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law. Unless specified in the Cayman Companies Act, our amended and restated memorandum and articles of association or applicable stock exchange rules, the affirmative vote of a majority of our ordinary shares that are voted is required to approve any such matter voted on by our shareholders.

As of December 31, 2024, there were warrants outstanding to acquire and aggregate of 5,750,000 ordinary shares. We will not be obligated to deliver any ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration. No warrant will be exercisable for cash or on a cashless basis, and we will not be obligated to issue any shares to holders seeking to exercise their warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption is available. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the ordinary share underlying such unit.

Once the warrants become exercisable, we may call the warrants for redemption (including the private placement warrants but including any outstanding warrants issued upon exercise of the unit purchase option issued to the underwriters or their designees):

●	in whole and not in part;

●	at a price of $0.01 per warrant;

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●	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrant holder; and

●	if, and only if, the reported last sale price of the ordinary shares equal or exceed $18.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date we send to the notice of redemption to the warrant holders.

We will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon the completion of our initial business combination either (i) in connection with a shareholder meeting called to approve the business combination or (ii) by means of a tender offer. The decision as to whether we will seek shareholder approval of a proposed business combination or conduct a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction, whether the terms of the transaction would require us to seek shareholder approval under the law or stock exchange listing requirement or whether we were deemed to be a foreign private issuer (which would require that we conduct a tender offer under SEC rules rather than seeking shareholder approval). Under Nasdaq rules, asset acquisitions and stock purchases would not typically require shareholder approval while direct mergers with our company where we do not survive and any transactions where we issue more than 20% of our issued and outstanding ordinary shares (unless we are deemed to be a foreign private issuer at such time) or seek to amend our amended and restated memorandum and articles of association would require shareholder approval.

We will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of the initial business combination, including interest (which interest shall be net of taxes payable) divided by the number of then issued and outstanding public shares, subject to the limitations described herein. The amount in the trust account is initially anticipated to be approximately $10.00 per public share (subject to increase of up to an additional $0.40 per public share in the event that our Sponsor elects to extend the period of time to consummate a business combination). The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares, private placement shares and any public shares they may hold in connection with the completion of our initial business combination.

Alpha Star will have only until June 15, 2025, to complete our initial business combination. If we are unable to complete our initial business combination within such time period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (less up to $50,000 of interest to pay dissolution expenses (which interest shall be net of taxes payable) divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination within the 9-month time period.

Facilities

We currently maintain our executive offices at 100 Church Street, 8th Floor, New York, NY 10007. The cost for this space is included in the $10,000 per month fee that we will pay an affiliate of our Sponsor for office space, administrative and support services. Upon the closing of the Business Combination, the principal executive offices of PubCo will be Lõõtsa 8, 11415, Lasnamäe District, Tallinn, Harju County, Estonia.

Employees

We have two officers. Members of our management team are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time that our officers or any other members of our management team will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the current stage of the business combination process.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such.

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MANAGEMENT OF ALPHA STAR

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” and “our company” refer to Alpha Star Acquisition Corporation.

Current Management Team

Our current directors and executive officers are as follows:

Name	Age	Title
Zhe Zhang	49	Chief Executive Officer and Director
Guojian Chen	31	Chief Financial Officer
Patrick Swint	56	Independent Director
Xiaofeng Zhou	42	Independent Director
Huei-Ching Huang	56	Independent Director

Biographical Information

Zhe Zhang serves as our Chairman and Chief Executive Officer since April 2021. From August 2018 to February 2020, Mr. Zhang served as an independent director of TKK Symphony Acquisition Corporation. Since May 2013, Dr. Zhang has been a Founding Partner of SIFT Capital, an asset manager licensed by the Securities and Futures Commission (SFC) of Hong Kong and China Securities Regulatory Commission (CSRC). Since February 2019, Dr. Zhang has also been the CEO of Still Waters Green Technology Limited, an asset management company based in London, specializing in the development and management of renewable energy and power generation assets. Prior to that, from January 2000 to April 2013, he was an Executive Director at Goldman Sachs Beijing, where he was a member of the Supervisory Board of Goldman’s Beijing Office and led multiple overseas acquisitions by Chinese state-owned enterprises and listed companies. He is experienced with fund formation, equity investment and portfolio management. Before entering the private sector, Dr. Zhang had spent 14 years with MOFCOM including as a diplomat stationed in Europe. He is licensed as a Responsible Officer for Asset Management under the SFC of Hong Kong, as well as the licensed to practice as a professional respectively for securities, futures and fund management in China. Dr. Zhang holds a Ph.D. degree from China University of International Business and Economics, Master’s degrees from both Peking University (LL.M.) and Oxford University (Magister Juris), and a Bachelor’s degree from Shanghai Institute of Foreign Trade (B.A.). He currently sits on the board of China Oxford Scholarship Fund and is involved in the process for scholarship awardee selection every year.

Guojian Chen serves as our Chief Financial Officer and director since March 2021. Mr. Chen serves as an independent director of Venus Acquisition Corporation since February 2021. Mr. Chen serves as the Secretary of Board of Beijing ChinaReel Art Exchange Inc. a leading copyright operator focusing on high-quality video content, since May 2020, where he is in charge of investor relations and corporate finance matters for the company. Mr. Chen served as a director of Beijing Zhongqixinhe Enterprise Management Consulting Co., Ltd., a financial advisory firm with focuses on financial, real estate and TMT industry from May 2019 to May 2020. Mr. Chen served as an analyst of Zhongrong Huitong Investment Fund Management (Zhuhai) Co., Ltd. from July 2018 to May 2019. Mr. Chen received his Bachelor of Management degree from Renmin University of China in 2015, and Master of Finance from the University of Chinese Academy of Sciences in June 2018.

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Patrick Swint serves as an independent director since October 2022. Major Patrick J. Swint has served as a Board Member at Roberts & Ryan, a Service Disabled Veteran Owned Broker Dealer (SDVO) based in New York City, since December 2020. He founded and served as CEO of Knightsbridge Ventures in August 2017, a Registered Investment Advisor to syndicate capital from US Accredited investors to co-invest in European private equity and real estate with European family offices. Mr. Swint is the founder and current CEO of Salsa Properties LLC, a property development and real estate portfolio management company with over 20-year history. Mr. Swint has previously worked for Drexel Hamilton and Academy Securities, the top New York City SDVO Broker Dealers, in investment banking, specifically capital raising and M&A. He performed an internship in International Treasury with FMC corporation in Philadelphia whilst studying for his FINRA series 7 and 79 examinations in the Wall Street War Fighters Program in Philadelphia in 2012. He is retired from a successful civilian career in orthopedic surgery for 12 years. Major Swint is retired from a military career spanning 21 years during which he served as a medic in the US Army Special Forces, as a Detachment Medic for a counter-drug Special Operations Detachment, and as an Orthopedic Surgery Consultant in the US Air Force. Major Swint was recognized for his career of military service by a Resolution of the Texas Senate in 2011 and was awarded an Admiral’s Commission in the Texas Navy in 2014 (Texas’ highest civilian award) by the then Governor of Texas Rick Perry. Mr. Swint received a BA from the University of Texas at Austin in Political Science/Latin American Studies in 1993, a BS of Physician Assistant Studies from the UT Health Sciences Center San Antonio in 1996, a Medical Degree (MS) from the University of Nebraska Medical Center (Summa Cum Laude) in 1999 and an MBA from the University of Chicago Booth School of Business in Private Equity Finance in 2016. He has passed the FINRA Series 7, 63, 65 and 79 examinations. He is a member of the Urban Land Institute (ULI) and a Member of the UK Chartered Institute For Securities and Investments (CISI). Mr. Swint was granted the City of London Freedom in 2016. Mr. Swint is currently a Freeman of the City of London International Bankers Livery Company, a Freeman of the City of London Guild of Investment Managers, a Freeman of the Society of Apothecaries Livery, and a Founding Freeman of the City of London Guild of Entrepreneurs. He is an active member in London of the Royal Automobile Club, the Royal Air Force Club, the City Livery Club and the Special Forces Club. Mr. Swint is a Life Member of the University of Texas Alumni Association and the US Army Special Forces Association. Mr. Swint recently founded the Excalibur Foundation to support the transition of severely disabled Special Operations Veterans in the United Kingdom into finance and entrepreneurial roles.

Xiaofeng Zhou serves as an independent director since December 2021. Ms. Zhou serves as the Managing Director and founder of Hainan Genyuan Investment Corp. since October 2020. From September 2019 to October 2020, Ms. Zhou served as Senior Strategic Consultant for Nanjing Travel Group. Prior to that, from September 2006 to September 2019, Ms. Zhou served director, Vice President and Secretary of the Board for Tempus International Commercial Services Corp., a company listed in Hong Kong and Shenzhen Stock market. Ms. Zhou received her LL.B. degree from Shenzhen University in 2004.

Huei-Ching (Tina) Huang serves as an independent director since December 2021. Ms. Huang founded and has served as director of AGC Capital Securities Pty Ltd since April 2014. AGC Capital is a financial advisory service company based in Sydney and licensed in Australia. Ms. Huang leads AGC Capital’s operation in Australia and Asia Pacific, primarily focusing on initial public offerings, funds management, corporate finance, mergers and acquisitions and direct investments. From February 2021 to Present, Ms. Huang also serve as a director of Wall St. Trust Limited based in Hong Kong, which is a licensed entity of Securities & Futures Commission of Hong Kong (SFC). Prior to AGC Capital, from February 2012 to May 2013, Ms. Huang worked for KPMG as a director of Information Risk Management. Ms. Huang received her a LLB degree from School of Law of Soochow University in June 1992. We believe Ms. Huang is well-qualified to serve as a member of the Board because of her financial experiences in capital markets.

Corporate Governance

Our officers are elected by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to any office that may be required. Our amended and restated memorandum and articles of association expressly provides that our officers may include a Chairman, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board of Directors.

Each of our directors holds office for a one-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our founder shares.

Director Independence

The Nasdaq listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have three “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules prior to completion of our IPO. Our board has determined that Messrs. Xiaofeng Zhou, Swint and Huei-Ching (Tina) Huang are independent directors under applicable SEC and Nasdaq rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our Board of Directors has three standing committees: an audit committee, a compensation committee, and a nominating committee. Each committee operates under a charter that has been approved by our board and have the composition and responsibilities described below. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

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Audit Committee

The members of our audit committee are Messrs. Xiaofeng Zhou, Patrick Swint and Huei-Ching (Tina) Huang. Ms. Huang serves as chairman of the audit committee. Each member of the audit committee is financially literate, and our Board of Directors has determined that Ms. Huang qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Xiaofeng Zhou, Patrick Swint and Huei-Ching (Tina) Huang. Ms. Zhou serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

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●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Nominating Committee

The nominating committee of consists of Messrs. Xiaofeng Zhou, Patrick Swint and Huei-Ching (Tina) Huang. Ms. Huang serves as chairman of the nominating committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. We have adopted a charter for the nominating committee which details the principal functions of the committee. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year has not served, (i) as a member of the compensation committee or Board of Directors of another entity, one of whose executive officers served on our compensation committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on our Board of Directors.

Code of Ethics

Effective as of the date of this prospectus, we have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our form of Code of Ethics and the charters of our audit committee, compensation committee, and nominating committee as exhibits to the registration statement for our IPO. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. See “Where You Can Find Additional Information.”

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Conflicts of Interest

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

●	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

●	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

●	directors should not improperly fetter the exercise of future discretion;

●	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

●	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience which that director has.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at general meetings.

To the fullest extent permitted by law, our amended and restated articles of association provide that the Sponsor, its respective affiliates, successors and assigns and their directors, managers, officers, members, partners, managing members, employees and/or agents (the “Sponsor Group”) have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as Alpha Star, including to the extent that such members of the Sponsor Group serve as directors and/or officers of Alpha Star. To the fullest extent permitted by law, Alpha Star has renounced any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for the Sponsor Group, on the one hand, and Alpha Star, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by law, members of the Sponsor Group have no duty to communicate or offer any such corporate opportunity to Alpha Star and shall not be liable to Alpha Star or its shareholders for breach of any fiduciary duty as a shareholder, director and/or officer of Alpha Star solely by reason of the fact that such party pursues or acquires such corporate opportunity for himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to Alpha Star, unless such opportunity is expressly offered to such director or officer solely in their capacity as a director or officer of Alpha Star and the opportunity is one Alpha Star is permitted to complete on a reasonable basis.

Our amended and restated articles of association also renounce any interest or expectancy of Alpha Star in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both Alpha Star and a member of the Sponsor Group, about which a director and/or officer who is also a member of the Sponsor Group acquires knowledge. To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in our amended and restated articles to be a breach of duty to Alpha Star or its shareholders, Alpha Star has waived, to the fullest extent permitted by law, any and all claims and causes of action that Alpha Star may have for such activities.

Potential investors should also be aware of the following other potential conflicts of interest:

●	None of Alpha Star’s officers or directors is required to commit his or her full time to Alpha Star’s affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

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●	In the course of their other business activities, Alpha Star’s officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to Alpha Star as well as the other entities with which they are affiliated. Alpha Star’s management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

●	The Sponsor does not have any redemption rights with respect to any Alpha Star Ordinary Shares held by it. If Alpha Star fails to complete its initial business combination by June 15, 2025, the proceeds of the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Alpha Star Public Shares, and the Private Placement Units and underlying securities will be worthless. With certain limited exceptions, 50% of the Founder Shares will not be transferable, assignable or saleable by Sponsor until the earlier of (i) six months after the date of the consummation of Alpha Star’s initial business combination or (ii) the date on which the closing price of Alpha Star’s ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after Alpha Star’s initial business combination, and the remaining 50% of the Founder Shares may not be transferred, assigned or sold until six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. With certain limited exceptions, the Private Placement Units and underlying securities will not be transferable, assignable or saleable by our Sponsor until 30 days after the completion of our initial business combination. Since our Sponsor and officers and directors may directly or indirectly own ordinary shares, rights and warrants following this offering, our officers and directors may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

●	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

The conflicts described above may not be resolved in our favor.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities.

Below is a table summarizing the entities to which our officers and directors currently have fiduciary duties or contractual obligations:

Individual(1)	Entity	Entity’s Business	Affiliation
Zhe Zhang	SIFT Capital	Investment Management	CEO

	Still Waters Green Technology Limited	Renewable Energy	CEO

Guojian Chen	Beijing ChinaReel Art Exchange Inc.	Media	Secretary of Board

	Venus Acquisition Corporation	Special Purpose Acquisition Company	Director

Xiaofeng Zhou	Hainan Genyuan Investment Corp.	Private Equity Investment	Managing Director

Patrick Swint	Roberts & Ryan Investments Inc.	Private Equity Investment	Board Advisor

	Knightsbridge Ventures	Investment Advisor	CEO

	Salsa Properties LLC	Real Estate Portfolio Management	CEO

Huei-Ching (Tina) Huang	AGC Capital Securities Pty Ltd	Financial Advisory	Director

*	Each of the entities listed in this table has priority and preference relative to our company with respect to the performance by each individual listed in this table of his obligations and the presentation by each such individual of business opportunities

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Accordingly, if any of the above officers or directors become aware of a business combination opportunity which is suitable for any of the above entities to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity, subject to his or her fiduciary duties under Cayman Islands law. We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our initial business combination, because the specific focuses of a majority of these entities differ from our focus and the type or size of the transaction that such companies would most likely consider are of a size and nature substantially different than what we are targeting.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete our initial business combination with such a company, we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions for the type of company we are seeking to acquire or an independent accounting firm, that such an initial business combination is fair to our company from a financial point of view.

In the event that we submit our initial business combination to our public shareholders for a vote, our Sponsor, officers and directors have agreed, pursuant to the terms of a letter agreement entered into with us, to vote any Founder Shares and Private Placement Shares held by them (and their permitted transferees will agree) and any public shares purchased during or after the offering in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provides for indemnification of our (former and existing) officers and directors (“Indemnified Persons”) to the maximum extent permitted by law against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained in or about the conduct of Alpha Star’s business or affairs or in the execution or discharge of the Indemnified Person’s duties, powers, authorities or discretions. This includes all costs, expenses, losses or liabilities incurred by the Indemnified Person in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning Alpha Star or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere. However, no Indemnified Person shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect. We may purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Executive Compensation

No executive officer has received any cash compensation for services rendered to us.

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Following the consummation of the initial business combination, directors will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from PubCo with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF ALPHA STAR

In this section, references to “Alpha Star,” “the Company,” “we,” “us” and “our” refer to Alpha Star Acquisition Corporation. The following discussion and analysis of Alpha Star’s financial condition and results of operations should be read in conjunction with Alpha Star’s financial statements and the notes there to contained elsewhere in this proxy statement/prospectus. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties. Please see “Cautionary Note Regarding Forward-Looking Statements” and “Market, Industry and Other Data.” Alpha Star’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including but not limited to those described under “Risk Factors” and elsewhere in this proxy statement/prospectus.

Overview

We are a blank check company incorporated in the Cayman Islands on March 11, 2021, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses. We intend to effectuate our Business Combination using cash derived from the proceeds of the Initial Public Offering and the sale of the Private Units, our shares, debt or a combination of cash, shares and debt.

We expect to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete the Business Combination will be successful.

Our Sponsor is A-Star Management Corporation, a British Virgin Islands incorporated company.

Results of Operations

We have neither engaged in any operations nor generated any operating revenues to date. Our only activities from inception through December 31, 2024 were organizational activities, those necessary to prepare for the initial public offering, described below, and identifying potential target companies and signing a Business Combination Agreement with XDATA in connection with the proposed Business Combination after the initial public offering. We do not expect to generate any operating revenues until after the completion of our initial business combination. We expect to generate non-operating income in the form of interest income on marketable securities held after the initial public offering. We expect that we will incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in connection with searching for, and completing, a business combination.

For the years ended December 31, 2024 and 2023, we had a net income of $1,344,563 and $4,924,098 which consisted of formation and operational costs of $913,909 and $435,287, interest income on marketable securities held in the trust account of $2,217,105 and $4,911,035, other income of $0 and $350, and unrealized gain on marketable securities held in trust account of $41,367 and $448,000, respectively. The formation and operational costs mainly consisted of administrative expenses to the sponsor and professional expense. The other income and unrealized gain on marketable securities consist with mainly tax-exempt interest income.

The formation and operational costs mainly consisted with administrative expenses to the Sponsor and professional expenses. The other income and unrealized gain on marketable securities are consist with mainly tax-exempt interest income.

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Going Concern

The accompanying financial statements were prepared assuming that we will continue as a going concern. We have an accumulated deficit of $10,381,847 and a working capital deficit of $743,201 as of December 31, 2024 (excluding $10,819,317 of marketable securities held in the Trust Account in current and the redemption liabilities), which raises substantial doubt about our ability to continue as a going concern.

In order to complete a Business Combination, we will need to raise additional capital through loans or additional investments from Sponsor, shareholders, officers, directors, or third parties. Further, we believe we will need to raise additional funds in order to meet the expenditures required for operating our business until we consummate our initial Business Combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our public shares upon completion of our Business Combination, in which case we may issue additional securities or incur debt in connection with such Business Combination. Our officers, directors and Sponsor may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet our working capital needs. Accordingly, we may not be able to obtain additional financing. If we are unable to raise additional capital, we may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction, and reducing overhead expenses. We cannot provide any assurance that new financing will be available to us on commercially acceptable terms, if at all. These conditions raise substantial doubt about our ability to continue as a going concern if a business combination is not consummated.

Liquidity and Capital Resources

On December 15, 2021, we consummated the Initial Public Offering of 11,500,000 Units, generating gross proceeds of $115,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 330,000 Private Units to the Sponsor at a price of $10.00 per Private Unit generating gross proceeds of $3,300,000.

Following the Initial Public Offering and the sale of the Private Units, a total of $115,000,000 was placed in the Trust Account. We incurred $5,669,696 in transaction costs, including $2,300,000 of underwriting fees, $2,875,000 of deferred underwriting fees and $494,696 of other offering costs.

For the years ended December 31, 2024 and 2023, net cash used in operating activities was $(243,395) and $(235,925), which mainly consisted of net income of $1,344,563 and $4,924,098, interest earned in investments of $(2,258,472) and $(5,359,035) and, prepaid expense $11,000 and $(12,500), and due to Sponsor of $529,702 and $190,963. Net cash provided by investing activities was $92,737,281 and $21,997,189, which mainly consisted of $93,382,281 and $26,094,884 sales of investment in the marketable securities held in Trust Account in purpose to repay the redemption and net off with $(630,000) and $(4,112,695) monthly extension fund reinvestment. Net cash used in financing activities was $(92,493,886) and $(21,872,255) which mainly consisted of $(93,382,281) and $(26,094,884) cash withdrawn from the Trust Account to redeem public shares and net off with $888,395 and $4,222,629 drawdown from promissory notes and Sponsor loan.

As of December 31, 2024 and 2023, we had investments held in the Trust Account of $11,111,853 and $101,590,662. We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account, excluding deferred underwriting commissions, to complete our business combination. We may withdraw interest from the Trust Account to pay taxes, if any. To the extent that our share capital or debt is used, in whole or in part, as consideration to complete a business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

As of December 31, 2024 and 2023, we had cash of $nil and $nil held outside of the Trust Account. We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. Such Working Capital Loans would be evidenced by promissory notes. If we complete a business combination, we may repay such notes out of the proceeds of the Trust Account released to us. In the event that a business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such notes, but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of notes may be convertible into units, at a price of $10.00 per unit, at the option of the lender. The units would be identical to the Private Units.

In order to complete a business combination, the Company will need to raise additional capital through loans or additional investments from its Sponsor, shareholders, officers, directors, or third parties. The Company’s officers, directors and Sponsor may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion, to meet the Company’s working capital needs. Accordingly, the Company may not be able to obtain additional financing. If the Company is unable to raise additional capital, it may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of a potential transaction and reducing overhead expenses. The Company cannot provide any assurance that new financing will be available to it on commercially acceptable terms, if at all. These conditions raise substantial doubt about the Company’s ability to continue as a going concern if a business combination is not consummated.

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The Company had issued the following promissory notes (collectively, the “Notes”):

On September 13, 2022, December 13, 2022. March 13, 2023 and September 20, 2023 the Company issued four promissory notes in the principal amount of up to $1,000,000, $1,300,000, $2,500,000 and $2,500,000 respectively, to the Sponsor, pursuant to which the Sponsor shall loan to the Company up to the related amount to pay the extension fee and transaction cost. The Notes are repayable in full upon the date of the consummation of the Company’s initial business combination pursuant to the amendment of the Notes. The Notes have no conversion feature, no collateral and bear no interest.

On August 26, 2024, the Company entered into a loan agreement (the “Loan Agreement”), by and among the Company and Sponsor, pursuant to which the Sponsor agreed to loan an aggregate of US$1.5 million to the Company, to cover the Company’s certain transaction costs and extension fee (the “Loan”). The Loan will not accrue any interest. Pursuant to the Loan Agreement, the Loan shall be payable on the date on which the Company consummates its initial business combination.

On September 25, 2024, the Company entered into supplementary agreements with its Sponsor, pursuant to which the Sponsor agrees to waive the principal balance of the Notes and the Loan with a total amount of $6,245,961 and $746,270, respectively. After the waiver, as of December 31, 2024 and 2023, the balance of Notes payable to Sponsor was $140,000 and $5,755,961, respectively and, loan payable to Sponsor was $254,488 and $212,660, respectively.

We believe we will need to raise additional funds in order to meet the expenditures required for operating our business. If our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial business combination. Moreover, we may need to obtain additional financing either to complete our Business Combination or because we become obligated to redeem a significant number of our public shares upon completion of our Business Combination, in which case we may issue additional securities or incur debt in connection with such business combination.

Results of Operations, Going Concern and Liquidity of PubCo

On September 4, 2024, Xdata Group (“PubCo”) was incorporated as a Cayman Islands exempted company and the wholly owned subsidiary of Alpha Star in accordance to the Business Combination Agreement. For the period from September 4 (inception) to December 31, 2024, PubCo incurred $32,627 as formation and operating expenses, which by arrangement was assumed by a third party target company (see below).

At December 31, 2024, PubCo had nil in cash and a working capital deficit of $32,626. PubCo has no revenues and its business is dependent on the completion of the Business Combination. There is no assurance that the Business Combination will be successful. These conditions raise substantial doubt about PubCo’s ability to continue as a going concern within one year after the date that the financial statements are issued.

On September 21, 2024, Alpha Star, PubCo and XDATA entered into an Expense Settlement Agreement, pursuant to which, XDATA agreed to bear and cover the cost in relation to PubCo’s business operating cost starting from September 1, 2024. PubCo and Alpha Star agreed that XDATA will assume financial responsibility for such expenses as detailed in expense reports or invoices provided by third parties or directly incurred by PubCo. As a result of the Expense Settlement Agreement, Alpha Star recognized an other income against the liabilities that it would otherwise assume for PubCo during the period from September 4, 2024 (inception) to December 31, 2024, which was offset with PubCo’s expenses.

Subsequent to December 31, 2024, PubCo received invoices amounting to $20,500 which was subsequently paid by XDATA in January 2025, in accordance with the Expense Settlement Agreement.

Off-Balance Sheet Financing Arrangements

We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of December 31, 2024. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay the Sponsor a monthly fee of $10,000 for certain general and administrative services, including office space, utilities and administrative services, provided to Alpha Star. We began incurring these fees on December 15, 2021, and will continue to incur these fees monthly until the earlier of the completion of a business combination or Alpha Star’s liquidation.

The underwriters are entitled to a deferred fee of two and one-half percent (2.5%) of the gross proceeds of the Initial Public Offering, or $2,875,000. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.

Critical Accounting Policies

The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the condensed financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. PubCo has no critical accounting policies or accounting estimates, and for Alpha Star, we have identified the following critical accounting policies:

Warrants

Alpha Star accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to our own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of our control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of equity at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded as liabilities at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations.

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Ordinary Shares Subject to Possible Redemption

We account for our ordinary shares subject to possible conversion in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. Our ordinary shares feature certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption are presented at redemption value as commitments and contingencies, outside of the shareholders’ equity section of our balance sheets.

We recognize changes in redemption value immediately as they occur and adjust the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid-in capital and accumulated deficit if additional paid in capital equals to zero.

Net Income (Loss) Per Ordinary Share

We comply with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” In order to determine the net income (loss) attributable to both the redeemable shares and non-redeemable shares, we first considered the undistributed income (loss) allocable to both the redeemable shares and non-redeemable shares and the undistributed income (loss) is calculated using the total net income (loss) less any dividends paid. We then allocated the undistributed income (loss) ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable shares. Any remeasurement of the accretion to redemption value of the ordinary shares subject to possible redemption was considered to be dividends paid to the public shareholders.

The calculation of diluted net income (loss) per ordinary shares and related weighted average of the ordinary shares does not consider the effect of the warrants and rights issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants and rights are contingent upon the occurrence of future events. The warrants are exercisable to purchase 5,915,000 shares of ordinary shares in the aggregate, and the rights are exercisable to convert 1,690,000 shares of ordinary shares in the aggregate. As of December 31, 2024, we did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of us other than above. As a result, diluted net income (loss) per ordinary shares is the same as basic net income (loss) per ordinary shares for the periods presented.

Offering Costs Associated with the Initial Public Offering

We comply with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A – “Expenses of Offering”. Offering costs consisted of principally of professional and registration fees incurred that were directly related to the Initial Public Offering. Upon completion of the Initial Public Offering, offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to the Rights were charged to the shareholders’ equity. Offering costs allocated to the ordinary shares were charged against the carrying value of ordinary shares subject to possible redemption upon the completion of the Initial Public Offering.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our interim condensed financial statements.

JOBS Act

Alpha Star is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

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Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. Alpha Star has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, Alpha Star, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of Alpha Star’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Quantitative and Qualitative Disclosures about Market Risk

As of December 31, 2024, we were not subject to any market or interest rate risk. Following the consummation of our IPO, the net proceeds of our IPO, including amounts in the Trust Account, have been invested in U.S. government treasury bills, notes or bonds with a maturity of 185 days or less or in certain money market funds that invest solely in U.S. treasuries. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

Control and Procedure

Evaluation of Disclosure Controls and Procedures

Disclosure controls are procedures that are designed with the objective of ensuring that information required to be disclosed in our reports filed under the Exchange Act is recorded, processed, summarized, and reported within the time period specified in the SEC’s rules and forms. Disclosure controls are also designed with the objective of ensuring that such information is accumulated and communicated to our management, including the chief executive officer and chief financial officer, as appropriate to allow timely decisions regarding required disclosure. Our management evaluated, with the participation of our current chief executive officer and chief financial officer (our “Certifying Officers”), the effectiveness of our disclosure controls and procedures as of December 31, 2024, pursuant to Rule 13a-15(b) under the Exchange Act. Based upon that evaluation, our Certifying Officers concluded that, as of December 31, 2024, our disclosure controls and procedures were not effective.

We have identified a material weakness in our internal control over financial reporting as of December 31, 2023, relating to ineffective review and approval procedures over journal entries and financial statement preparation which resulted in errors not being timely identified in previously issued financial statements, such as the misclassification of the trust account balance and deferred underwriting commissions payable as current assets and current liabilities instead of non-current assets and non-current liabilities, respectively. We concluded that the failure to timely identify such accounting errors constituted a material weakness as defined in the SEC regulations. The deficiency also caused the Company not to be able to timely identify the misstatement in overstated expenses for the year ended December 31, 2024. As such, management determined that our disclosure controls and procedures (as defined in Rules 13a-15 (e) and 15d-15 (e) under the Exchange Act) were not effective as of December 31, 2024.

We have also identified a material weakness in our internal control over financial reporting of PubCo as of December 31, 2024, relating to an ineffective review and approval procedures for journal entries and financial statements preparation which resulted in misstatements not being timely identified in the financial statements.

To respond to this material weakness, we have devoted, and plan to continue to devote, significant effort and resources to the remediation and improvement of our internal control over financial reporting. While we have processes to identify and appropriately apply applicable accounting requirements, we plan to enhance our system of evaluating and implementing the complex accounting standards that apply to our financial statements. Our plans at this time include providing enhanced access to accounting literature, research materials and documents and increased communication among our personnel and third-party professionals with whom we consult regarding complex accounting applications. The elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects, or that any additional material weaknesses or of financial results will not arise in the future due to a failure to implement and maintain adequate internal control over financial reporting or circumvention of these controls. Even if we are successful in strengthening our controls and procedures, in the future those controls and procedures may not be adequate to prevent or identify irregularities or errors or to facilitate the fair presentation of our financial statements.

Internal Controls Over Financial Reporting

As required by SEC rules and regulations implementing Section 404 of the Sarbanes-Oxley Act (as defined in Rules 13a-15(e) and 15- d-15(e) under the Securities Exchange Act of 1934, as amended), our management is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of our financial statements for external reporting purposes in accordance with GAAP. Our internal control over financial reporting includes those policies and procedures that:

(1)	pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of our company,

(2)	provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors, and

(3)	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect errors or misstatements in our financial statements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree or compliance with the policies or procedures may deteriorate. Management assessed the effectiveness of our internal control over financial reporting at December 31, 2023. In making these assessments, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework (2013). Based on our assessments and those criteria, management determined that our internal control over financial reporting as of December 31, 2023 was not effective.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information presents the combination of the financial information of Alpha Star and XDATA adjusted to give effect to the Business Combination and related transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. Defined terms included below have the same meaning as terms defined and included elsewhere in this proxy statement/prospectus.

The unaudited pro forma combined balance sheet as of June 30, 2024, gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the six months ended June 30, 2024 and for the year ended December 31, 2023, give pro forma effect to the Business Combination as if it had occurred on January 1, 2023. The unaudited pro forma combined financial statements also considered pro forma effect of PubCo. Activities of PubCo are not material. This information should be read together with XDATA’s and Alpha Star’s respective audited financial statements and related notes, the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of XDATA,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alpha Star” and other financial information included elsewhere in this registration statement.

The unaudited pro forma combined balance sheet as of June 30, 2024, has been prepared using the following:

●	XDATA’s unaudited balance sheet as of June 30, 2024, as included elsewhere in this registration statement; and

●	Alpha Star’s unaudited balance sheet as of June 30, 2024 and the related notes as included in its June 30 Form 10-Q;

The unaudited pro forma combined statement of operations for the six months ended June 30, 2024, has been prepared using the following:

●	XDATA’s unaudited statement of comprehensive income for the six months ended June 30, 2024 as included elsewhere in this registration statement; and

●	Alpha Star’s unaudited statements of operations for the six months ended June 30, 2024 and the related notes as included in its June 30 Form 10-Q.

The unaudited pro forma combined statement of operations for the year ended December 31, 2023, has been prepared using the following:

●	XDATA’s audited statement of comprehensive income for the year ended December 31, 2023, as included elsewhere in this registration statement; and

●	Alpha Star’s audited statements of operations for the year ended December 31, 2023, as included elsewhere in this registration statement.

Description of the Transactions

On September 12, 2024, Alpha Star entered into a Business Combination Agreement with XDATA and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for (i) Alpha Star will incorporate PubCo in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the Reincorporation Merger, with PubCo surviving the Reincorporation Merger, and (iii) the Share Exchange, resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company. On September 23, 2024, PubCo became a party to the Business Combination Agreement by entering into a joinder agreement with Alpha Star, XDATA, and Roman Eloshvili. The Business Combination Agreement was subsequently amended by the Supplemental Agreement, by and among Alpha Star, XDATA, Roman Eloshvili and PubCo, dated as of December 15, 2024.

For more information about the Business Combination, please see the section entitled “Proposal 1 — The Business Combination Proposal.” A copy of the Business Combination Agreement is attached to this registration statement as Annex A. A copy of the Supplemental Amendment is attached to this proxy statement/prospectus as Annex A-1.

166

Accounting Treatment for the Transactions

The Business Combination is accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Alpha Star is treated as the “acquired” company, while XDATA is treated as the accounting acquirer for financial reporting purposes. This determination was primarily based on the holders of XDATA expecting to have a majority of the voting power of the post-combination company, XDATA’s senior management comprising all of the senior management of the post-combination company, the relative size of XDATA compared to Alpha Star, and XDATA’s operations comprising the ongoing operations of the post-combination company. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of XDATA issuing shares for the net assets of Alpha Star, accompanied by a recapitalization. The net assets of Alpha Star will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of XDATA.

XDATA has been designated as the accounting acquirer and has a fiscal year end of December 31. Upon the closing of business combination, the surviving public entity will continue to December 31 as its fiscal year end.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable, and as it relates to the unaudited pro forma combined statement of operations, are expected to have a continuing impact on the results of the post-combination company. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the post-combination company upon consummation of the Business Combination.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. XDATA and Alpha Star have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma combined financial information has been prepared assuming three alternative levels of redemption into cash of Alpha Star Ordinary Shares:

●	Scenario 1 — Assuming actual redemptions for cash: This presentation reflects the actual redemption of 9,040,839 Alpha Star’s redeemable shares for the period from January 1, 2024 through December 24, 2024 for an aggregate redemption payment of $104.2 million and assumes that no other Alpha Star shareholders exercise redemption rights all Alpha Star’s ordinary shares previously subject to possible redemption amounting to $0.3 million would be transferred to permanent equity. The settlement of the deferred underwriter payment of 2.5% of the gross proceeds of the Initial Public Offering of Alpha Star’s ordinary shares or $2,875,000.

●	Scenario 2 — Assuming maximum redemptions of 11,332 ordinary shares for cash: This presentation reflects the actual redemption of 9,040,839 Alpha Star’s ordinary shares for the period from January 1, 2024 through December 24, 2024 for an aggregate redemption payment of $104.2 million and assumes that the maximum number of ordinary shares are redeemed for cash by the Alpha Star shareholders, $0.3 million would be paid out in cash. Scenario 2 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of the maximum redemptions.

●	Scenario 3 — Assuming maximum redemptions of 22,664 ordinary shares for cash: This presentation reflects the actual redemption of 9,040,839 Alpha Star’s ordinary shares for the period from January 1, 2024 through December 24, 2024 for an aggregate redemption payment of $104.2 million and assumes that the maximum number of ordinary shares are redeemed for cash by the Alpha Star shareholders, $0.3 million would be paid out in cash. Scenario 3 includes all adjustments contained in Scenario 1 and presents additional adjustments to reflect the effect of the maximum redemptions.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma combined financial statements are 18,000,000 PubCo Ordinary Shares to be issued to XDATA shareholders under Scenarios 1, 2 and 3.

167

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

PRO FORMA COMBINED BALANCE SHEET

AS OF JUNE 30, 2024

			Scenario 1			Scenario 2			Scenario 3
	As of June 30,		Assuming Actual Redemption			Assuming 50% Redemption			Assuming Maximum Redemption
	2024		Pro		Pro	Pro		Pro	Pro		Pro
	Alpha Star	XDATA	Forma		Forma	Forma		Forma	Forma		Forma
	a	b	Adjustments		Combined	Adjustments		Combined	Adjustments		Combined
Assets
Current assets
Cash and cash equivalents	$-	$405,944	320,035	A	$-	$320,035	A	$-	320,035	A	$-
			(1,842,406)	B		(1,842,406)	B		(1,842,406)	B
			(2,875,000)	C		(2,875,000)	C		(2,875,000)	C
			(258,395)	E		(163,768)	D		(320,035)	D
			(175,000)	I		(258,395)	E		(258,395)	E
			4,000,000	L		(175,000)	I		(175,000)	I
			424,822	N		4,000,000	L		4,000,000	L
						588,589	N		744,857	N
Accounts receivable, net	-	3,806,165	-		3,806,165			3,806,165			3,806,165
Advance to suppliers	-	1,545	-		1,545			1,545			1,545
Prepayments and other current assets	48,750	44,986	-		93,736			93,736			93,736
Total current assets	48,750	4,258,640	(405,944)		3,901,446	(405,944)		3,901,446	(405,944)		3,901,446

Non-current assets
Marketable securities held in trust account	66,716,630	-	(320,035)	A	-	(320,035)	A	-	(320,035)	A	-
			175,000	F		175,000	F		175,000	F
			446,867	G		446,867	G		446,867	G
			(67,018,462)	H		(67,018,462)	H		(67,018,462)	H
Property, equipment and software, net	-	256,932	-		256,932	-		256,932			256,932
Intangible assets, net	-	13,386	-		13,386	-		13,386			13,386
Amount due from related parties		27,771			27,771			27,771			27,771
Loan receivable		642,508			642,508			642,508			642,508
Total non-current assets	66,716,630	940,597	(66,716,630)		940,597	(66,716,630)		940,597	(66,716,630)		940,597
Total assets	66,765,380	5,199,237	(67,122,574)		4,842,043	(67,122,574)		4,842,043	(67,122,574)		4,842,043

Liabilities and stockholders’ equity (deficit)
Current liabilities
Accounts payable	-	199,405	424,822	N	624,227	588,589	N	787,994	744,857	N	944,262
Accrued expenses and other current liabilities	315,136	384,344	(315,136)	B	384,344	(315,136)	B	384,344	(315,136)	B	384,344
Convertible debt - current portion	-	196,268	-		196,268	-		196,268	-		196,268
Short-term debts	-	1,199,349	-		1,199,349	-		1,199,349			1,199,349
Due to Sponsor	511,130	-	235,140	E	-	235,140	E	-	235,140	E	-
			(746,270)	I		(746,270)	I		(746,270)	I
Promissory notes - Sponsor	6,245,961	-	175,000	F	-	175,000	F	-	175,000	F	-
			(6,420,961)	I		(6,420,961)	I		(6,420,961)	I
Total current liabilities	7,072,227	1,979,366	(6,647,405)		2,404,188	(6,483,638)		2,567,955	(6,327,370)		2,724,223

Non-current liabilities
Deferred underwriting commissions	2,875,000	-	(2,875,000)	C	-	(2,875,000)	C	-	(2,875,000)	C	-
Long-term debts		53,544	4,000,000	L	4,053,544	4,000,000	L	4,053,544	4,000,000	L	4,053,544
Total non-current liabilities	2,875,000	53,544	1,125,000		4,053,544	1,125,000		4,053,544	1,125,000		4,053,544
Total Liabilities	9,947,227	2,032,910	(5,522,405)		6,457,732	(5,358,638)		6,621,499	(5,202,370)		6,777,767

Ordinary shares subject to possible redemption	66,654,130	-	(327,535)	D	-	(327,535)	D		(327,535)	D	-
			245,000	F		245,000	F		245,000	F
			446,867	G		446,867	G		446,867	G
			(67,018,462)	H		(67,018,462)	H		(67,018,462)	H
Shareholders’ equity (deficit)
Ordinary shares	3,205	2,768	(2,713)	D	2,292	(2,714)	D	2,291	(2,716)	D	2,289
			(968)	M		(968)	M		(968)	M
Additional paid-in capital	-	-	(555,964)	B	-	(555,964)	B	-	10,216	D	-
			330,248	D		166,482	D		6,992,231	I
			6,992,231	I		6,992,231	I		(11,228,055)	M
			(11,228,055)	M		(11,228,055)	M		4,225,608	N
			4,461,540	N		4,625,306	N
Retained earnings (accumulated deficit)	(9,839,182)	3,187,764	(971,306)	B	(1,593,776)	(971,306)	B	(1,757,542)	(1,527,270)	B	(1,913,808)
			(493,535)	E		(493,535)	E		(493,535)	E
			(245,000)	F		(245,000)	F		(245,000)	F
			11,229,023	M		11,229,023	M		11,229,023	M
			(4,461,540)	N		(4,625,306)	N		(4,225,608)	N
Accumulated other comprehensive income	-	(24,205)	-		(24,205)	-		(24,205)			(24,205)
Total stockholders’ equity (deficit)	(9,835,977)	3,166,327	5,053,961		(1,615,689)	4,890,194		(1,779,456)	4,733,926		(1,935,724)
Total Liabilities and Stockholders’ Equity (Deficit)	$66,765,380	$5,199,237	(67,122,574)		$4,842,043	(67,122,574)		4,842,043	(67,122,574)		$4,842,043

(a)	Derived from unaudited balance sheet of Alpha Star as of June 30, 2024, as part of its unaudited financial statements for the six months ended June 30, 2024.

(b)	Derived from unaudited balance sheet of XDATA as of June 30, 2024, as part of its unaudited financial statements for the six months ended June 30, 2024.

168

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2024

			Scenario 1			Scenario 2			Scenario 3
			Assuming Actual Redemption			Assuming 50% Redemption			Assuming Maximum Redemption
	As of June 30,		Pro		Pro	Pro		Pro	Pro		Pro
	2024		Forma		Forma	Forma		Forma	Forma		Forma
	Alpha Star	XDATA	Adjustments		Combined	Adjustments		Combined	Adjustments		Combined
	c	d

Net Revenues	$-	$3,048,054			$3,048,054	$-		3,048,054			$3,048,054
Cost of revenues	-	(817,986)			(817,986)			(817,986)			(817,986)
Gross profit	-	2,230,068			2,230,068			2,230,068			2,230,068

Operating expenses
Selling and marketing expenses	-	(2,596)			(2,596)			(2,596)			(2,596)
General and administrative	-	(610,775)			(610,775)	-		(610,775)			(610,775)
Formation and operational costs	(349,455)		60,000	K	(289,455)	60,000	K	(289,455)	60,000	K	(289,455)
Research and development expenses	-	(445,358)			(445,358)			(445,358)			(445,358)
Total operating expenses	(349,455)	(1,058,729)	60,000		(1,348,184)	60,000		(1,348,184)	60,000		(1,348,184)

Income (loss) from operations	(349,455)	1,171,339	60,000		881,884	60,000		881,884	60,000		881,884

Interest earned on marketable securities held in Trust Account	1,530,117	-	(1,530,117)	J	-				(1,530,117)	J	-

Unrealized gain on marketable securities held in Trust Account	281,488	-	(281,488)	J	-	(281,488)	J	-	(281,488)	J	-
Interest expense	-	(28,900)			(28,900)			(28,900)			(28,900)
Interest income	-	52			52	(1,530,117)	J	52			52

Others, net	-	(14,452)			(14,452)	-		(14,452)			(14,452)
Total other income, net	1,811,605	(43,300)	(1,811,605)		(43,300)	(1,811,605)		(43,300)	(1,811,605)		(43,300)

Income Before Income Taxes	1,462,150	1,128,039	(1,751,605)		838,584	(1,751,605)		838,584	(1,751,605)		838,584

Income tax benefits (expenses)	-	-	-		-	-		-			-
Net Income	1,462,150	1,128,039	(1,751,605)		838,584	(1,751,605)		838,584	(1,751,605)		838,584

Weighted average number of ordinary share outstanding
Basic and Diluted	3,205,000	1			22,917,663			22,906,331			22,894,999

Earnings (loss) per share
Basic and Diluted	$(0.08)	$1,128,039			$0.04			0.04			$0.04

(c)	Derived from unaudited statement of operations of Alpha Star for the six months ended June 30, 2024, as part of its unaudited financial statements for the six months ended June 30, 2024.

(d)	Derived from unaudited statement of comprehensive income of XDATA for the six months ended June 30, 2024, as part of its unaudited financial statements for the six months ended June 30, 2024.

169

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

			Scenario 1			Scenario 2			Scenario 3
			Assuming Actual Redemption			Assuming 50% Redemption			Assuming Maximum Redemption
	As of December 31,		Pro		Pro	Pro		Pro	Pro		Pro
	2023		Forma		Forma	Forma		Forma	Forma		Forma
	Alpha Star	XDATA	Adjustments		Combined	Adjustments		Combined	Adjustments		Combined
	e	f

Net Revenues	$-	$3,526,448			$3,526,448	$-		3,526,448			$3,526,448
Cost of revenues	-	(924,114)			(924,114)			(924,114)			(924,114)
Gross profit	-	2,602,334			2,602,334			2,602,334			2,602,334

Operating expenses
Selling and marketing expenses	-	(2,053)			(2,053)			(2,053)			(2,053)
General and administrative	-	(309,986)			(309,986)			(309,986)			(309,986)
Formation and operational costs	(435,287)		120,000	K	(362,614)	120,000	K	(362,614)	120,000	K	(362,614)
			(47,327)	O		(47,327)	O		(47,327)	O
Research and development expenses	-	(248,469)			(248,469)			(248,469)			(248,469)
Total operating expenses	(435,287)	(560,508)	72,673		(923,122)	72,763		(923,122)	72,673		(923,122)

Income (loss) from operations	(435,287)	2,041,826	72,673		1,679,212	72,763		1,679,212	72,673		1,679,212

Interest earned on marketable securities held in Trust Account	4,911,035	-	(4,911,035)	J	-	(4,911,035)	J	-	(4,911,035)	J	-

Unrealized gain on marketable securities held in Trust Account	448,000	-	(448,000)	J	-	(448,000)	J	-	(448,000)	J	-
Other income (expense)	350				350	-		350			350
Interest expense	-	(11,671)			(11,671)			(11,671)			(11,671)
Others, net		(10,251)			(10,251)			(10,251)			(10,251)
Total other income, net	5,359,385	(21,922)	(5,359,035)		(21,572)	(5,359,035)		(21,572)	(5,359,035)		(21,572)

Income Before Income Taxes	4,924,098	2,019,904	(5,286,362)		1,657,640	(5,286,362)		1,657,640	(5,286,362)		1,657,640

Income tax benefits (expenses)	-	(4,056)			(4,056)	-		(4,056)			(4,056)
Net Income	4,924,098	2,015,848	(5,286,362)		1,653,584	$(5,286,362)		1,653,584	(5,286,362)		1,653,584

Weighted average number of ordinary share outstanding
Basic and Diluted	3,205,000	1			22,917,663			22,906,331			22,894,999

Earnings (loss) per share
Basic and Diluted	$(0.33)	$2,015,848			$0.07			0.07			$0.07

(e)	Derived from audited statement of operations of Alpha Star for the year ended December 31, 2023, as part of its audited financial statements for the years ended December 31, 2023 and 2022.

(f)	Derived from audited statement of comprehensive income of XDATA for the year ended December 31, 2023, as part of its audited financial statements for the year ended December 31, 2023 and for the period from April 1, 2022 (inception) through December 31, 2022.

See accompanying notes to the unaudited pro forma condensed combined financial information.

170

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Basis of Presentation

The Business Combination is accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Alpha Star is treated as the “acquired” company, while XDATA is treated as the accounting acquirer for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of XDATA issuing shares for the net assets of Alpha Star, accompanied by a recapitalization. The net assets of Alpha Star will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of XDATA.

The unaudited pro forma combined balance sheet as of June 30, 2024, gives pro forma effect to the Business Combination and related transactions as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the six months ended June 30, 2024, give pro forma effect to the Business Combination and the related transactions as if it had occurred as of January 1, 2024. Alpha Star and XDATA have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The unaudited pro forma condensed combined financial statements have been derived from and should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma condensed combined financial statements;

●	XDATA’s unaudited balance sheet as of June 30, 2024, as included elsewhere in this registration statement;

●	XDATA’s unaudited statement of comprehensive income for the six months ended June 30, 2024, as included elsewhere in this registration statement;

●	Alpha Star’s unaudited balance sheet as of June 30, 2024 and the related notes as included in the June 30 Form 10-Q;

●	Alpha Star’s unaudited statement of operations for the six months ended June 30, 2024 and the related notes as included in the June 30 Form 10-Q;

●	other information relating to XDATA and ALPHA STAR contained in this registration statement, including the Business Combination Agreement and the description of certain terms thereof set forth in the section entitled “Proposal 1 — The Business Combination Proposal” and “Proposal 2 — The Reincorporation Merger Proposal”; and

●	the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of XDATA,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ALPHA STAR” and other financial information included elsewhere in this registration statement.

The management of each of Alpha Star and XDATA have made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The pro forma adjustments reflecting the consummation of the Business Combination are based on information available as of the date of this registration statement and certain assumptions and methodologies that management believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, the actual adjustments may materially differ from the pro forma adjustments. Management considers this basis of presentation to be reasonable under the circumstances.

One-time direct and incremental transaction costs anticipated to be incurred prior to, or concurrent with, the closing of the Business Combination is reflected in the unaudited pro forma condensed combined balance sheet as a direct reduction to XDATA’s retained earnings and are assumed to be cash settled.

171

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). XDATA has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the following unaudited pro forma condensed combined financial information.

Alpha Star and XDATA have not had any historical relationship prior to the Business Combination. Accordingly, no transaction accounting adjustments were required to eliminate activities between the companies.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2024, are as follows:

(A)	Reflects the liquidation and reclassification of the funds held in the Trust Account to cash that becomes available following the Business Combination.
(B)	Represents preliminary estimated transaction costs expected to be incurred by Alpha Star, PubCo and XDATA of approximately $1.8 million for legal, accounting and other professional fees incurred as part of the Business Combination, of which $47,327 was incurred or expected to be incurred by PubCo.
(C)	Reflects the reduction and settlement of deferred underwriting commissions upon the closing of the Business Combination.
(D)	Reflects the Reincorporation Merger, and the reclassification to permanent equity or cash redemption of common stock subject to possible redemption.
(E)	Reflects the issuance of working capital loan by Sponsor for payments of operating expenses during the period from July 1, 2024 through December, 2024.
(F)	Reflects the issuance of promissory notes to the Sponsor and deposit of cash in the trust account to extend the amount of time to complete a business combination. $35,000 per month subsequent to June 30, 2024 till January 2025.
(G)	Represents interest earned in the Trust Account from July to December 2024.
(H)	Reflects redemption actually occurred from July 1, 2024 through the date of this registration statement.
(I)	Represents the Sponsor’s waiver of its claims for Alpha Star’s promissory notes and the amount due to Sponsor. $175,000 extension contribution over the waived amount will be repaid by cash.
(L)	Reflects the drawdown of the credit line by XDATA.
(M)	Reflects the share exchanges for the recapitalization of XDATA.
(N)	To reclassify negative additional paid-in capital to retained earnings (accumulated deficit) and reclassify negative cash balance to accounts payable.

172

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The transaction accounting adjustments included in the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2024, are as follows:

(J)	Reflects the elimination of interest income generated from the investments held in the Trust Account after giving effect to the Business Combination as if it had occurred on January 1, 2024.
(K)	Reflects the elimination of monthly administration fee of $10,000 paid to Sponsor after giving effect to the Business Combination as if it had occurred on January 1, 2024.

The transaction accounting adjustments included in the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023, are as follows:

(J)	Reflects the elimination of interest income generated from the investments held in the Trust Account after giving effect to the Business Combination as if it had occurred on January 1, 2023.
(K)	Reflects the elimination of monthly administration fee of $10,000 paid to Sponsor after giving effect to the Business Combination as if it had occurred on January 1, 2023.
(O)	Reflects the formation and operation cost for PubCo as if it had occurred on January 1, 2023.

Earnings per share

Represents the earnings per share calculated using the historical weighted average shares outstanding, and the change in number of shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2023. As the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted earnings (loss) per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire period presented.

	Scenario 1 Combined (Assuming Actual Redemptions Into Cash)		Scenario 2 Combined (Assuming 50% Redemptions Into Cash)		Scenario 3 Combined (Assuming Maximum Redemptions Into Cash)
	Year Ended December 31, 2023	Six months Ended June 30, 2024	Year Ended December 31, 2023	Six months Ended June 30, 2024	Year Ended December 31, 2023	Six months Ended June 30, 2024
Pro forma net loss (US$ thousand)	$1,653,584	838,584	$1,653,584	838,584	$1,653,584	838,584
Weighted average shares outstanding – basic	22,917,663	22,917,663	22,906,331	22,906,331	22,894,999	22,894,999
Weighted average shares outstanding – diluted	22,917,663	22,917,663	22,906,331	22,906,331	22,894,999	22,894,999
Net loss per share – basic	$0.07	0.04	$0.07	0.04	$0.07	0.04
Net loss per share – diluted	$0.07	0.04	$0.07	0.04	$0.07	0.04
Weighted average shares calculation, basic and diluted
Alpha Star public shares	22,664	22,664	11,332	11,332	-	-
Alpha Star private placement shares held by Sponsor	330,000	330,000	330,000	330,000	330,000	330,000
Alpha Star founder’s shares held by Sponsor	2,875,000	2,875,000	2,875,000	2,875,000	2,875,000	2,875,000
Alpha Star public rights shares	1,642,857	1,642,857	1,642,857	1,642,857	1,642,857	1,642,857
Alpha Star rights included in the Private Units	47,142	47,142	47,142	47,142	47,142	47,142
Post-Combination Company ordinary shares issued in the Business Combination to XDATA shareholders	18,000,000	18,000,000	18,000,000	18,000,000	18,000,000	18,000,000
Weighted average shares outstanding, basic and diluted	22,917,663	22,917,663	22,906,331	22,906,331	22,894,999	22,894,999
Percentage of Alpha Star public shares	0.10%	0.10%	0.05%	0.05%	-%	-%
Percentage of Alpha Star private placement shares held by Sponsor	1.44%	1.44%	1.44%	1.44%	1.44%	1.44%
Percentage of Alpha Star founder’s shares held by Sponsor	12.54%	12.54%	12.56%	12.56%	12.56%	12.56%
Percentage of Alpha Star public rights shares	7.17%	7.17%	7.18%	7.18%	7.18%	7.18%
Percentage of Alpha Star rights included in the Private Units	0.21%	0.21%	0.21%	0.21%	0.21%	0.21%
Percentage of Post-Combination Company ordinary shares issued in the Business Combination to XDATA shareholders	78.54%	78.54%	78.62%	78.61%	78.62%	78.61%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

For the six months ended June 30, 2024 and for the year ended December 31, 2023, the diluted weighted-average common shares outstanding is equal to basic weighted-average common shares, due to the combined entity’s net loss position. As 5,750,000 and 165,000 Alpha Star ordinary shares underlying the public and private warrants are deemed anti-dilutive, they are excluded from the calculation of earnings per shares under the above three scenarios.

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MANAGEMENT OF PUBCO FOLLOWING THE BUSINESS COMBINATION

Director Nominees and Executive Officers

The following table sets forth certain information relating to the executive officers and directors of PubCo immediately after the consummation of the Business Combination.

Name	Age	Position(s)
Roman Eloshvili	46	Chief Executive Officer and Director
Panagiotis Georgiou	39	Chief Financial Officer and Director
Patrick Swint	56	Independent Director
Cataldo Castagna	57	Independent Director
Ariel Sergio Davidoff	57	Independent Director

The following is a brief biography of each of the executive officers and directors of PubCo upon the closing of business combination:

Roman Eloshvili. Upon consummation of the Business Combination, Mr. Eloshvili, aged 46, will serve as PubCo’s Chief Executive Officer and Director. Mr. Eloshvili has served as the Chief Executive Officer and director of ComplyControl LTD in London, an AML software company, since April 2024. He is responsible for the overall strategic direction, product development, sales, partnerships and regulatory compliance. Mr. Eloshvili has also served as the Chief Executive Officer and director of Xdatapay OU and Xdata Group OU since November 2023 and April 2023, respectively. Since November 2014 to present, Mr. Eloshvili has been the Chief Executive Officer of ESV Service OU, focusing on real estate and investment. Mr. Eloshvili has concurrently been the Executive Director of 3S group OU. In this role, he oversees hotel operations, guest experience, staff management, budgeting, marketing strategies and ensure high standards of service and profitability of the company. From February 2019 to 2023, Mr. Eloshvili worked at TBB Bank as a Project Manager, to define product vision, manage roadmap, coordinate development, gather requirements, and ensure banking software meets user needs and compliance standards.

Panagiotis Georgiou. Upon consummation of the Business Combination, Mr. Georgiou, aged 39, will serve as PubCo’s Chief Financial Officer and Director. Mr. Georgiou is the founder of Penelia Ltd since its inception in September 2024. In this role, he oversees legal advisory services, directs merger and acquisition activities, manages risk, and drives business growth and expansion efforts. Mr. Georgiou is the founder of EPGP Operations Ltd and has served as the Chief Operations Officer and director since its inception in May 2018. He is responsible for managing multiple departments including legal, tax, operations, payroll, finance, and accounting advisory. From May 2014 to February 2023, Mr. Georgiou served as the Group Director of XBT Holding Ltd and Palta Ltd, supervising a diverse group of companies and overseeing the operations and finances of an extensive portfolio of businesses and assets. From May 2012 to April 2014, Mr. Georgiou worked at Mansoc Shipping Services as the General Manager. He managed office departments and handled ship management services and legal affairs. Mr. Georgiou obtained a bachelor’s degree in Law from University of Strathclyde in 2009. He has also received a Master in Law in European Union (Commercial) Law from University of Leicester in 2010 and a Master in Law in Information-Technology and Telecommunications Law from Bristol Law School in 2017.

Patrick Swint. Upon consummation of the Business Combination, Mr. Swint, aged 56, will serve as PubCo’s independent director. Mr. Swint has served as the Non-Executive Director of AMIO Bank since October 2022, participating in the Nomination and Compensation Committee. From October 2022 to present, Mr. Swint has also served as the Non-Executive Director of Alpha Star Acquisition Corporation, participating in the Nomination and Compensation Committee. From August 2017 to present, Mr. Swint has been the Chief Executive Officer and Chief Information Officer of Knightsbridge Ventures, responsible for managing family office investments. From January 2000 to present, Mr. Swint has also worked as the Chief Executive Officer of Salsa Properties, focusing on acquiring and improving properties. Mr. Swint graduated from University of Texas with a Bachelor of Arts in 1993. He further obtained a bachelor’s degree in Physician Assistant Studies from University of Texas HSC in 1996, and Master in Physician Assistant Studies from University of Nebraska Health Sciences Center in 1999. Mr. Swint also received a Master of Business Administration from University of Chicago, Booth School of Business in 2016.

Cataldo Castagna. Upon consummation of the Business Combination, Mr. Castagna, aged 57, will serve as PubCo’s independent director. Since January 2025, Mr. Castagna has served as the Chief Executive Officer and director of Advisory Arc Ltd. In this role, he is responsible for advising clients on the purchase and sale of banks and financial service institutions, including establishing, restructuring, and managing these entities. Concurrently, Mr. Castagna has served as the Managing Director and Consultant of a family office since September 2023, managing merger and acquisition advisory mandates to support the board of directors in making informed investment decisions. From September 2022 to August 2023, Mr. Castagna worked as the Managing Partner of Financial Services at BDO Ltd. From October 2013 to July 2022, Mr. Castagna was the Managing Partner of Financial Services at KPMG. Mr. Castagna served as the Partner of Ernst & Young from July 2002 to August 2013, leading the Wealth Management Division with additional oversight of major financial services advisory and audit mandates. From September 1993 to June 2002, he also worked as the Senior Audit Manager of Arthur Andersen & Co leading audit and advisory mandates. Mr. Castagna obtained a Master in Business Administration from University of Zurich in 1993 and has been admitted as a Certified Public Accountant (CPA) from Swiss CPA Academy since 1998.

Ariel Sergio Davidoff. Upon consummation of the Business Combination, Mr. Davidoff, aged 57, will serve as PubCo’s independent director. Since February 2025, Mr. Davidoff has been the founder and owner of Davidoff Law, a law firm based in Switzerland, where he advises clients on, among others, mergers and acquisition, international structuring, cross-border transactions, etc. From June 2020 to February 2025, he was the equity partner of another swiss law firm, Lindemann Law. Prior to that, from May 2015 to May 2020, Mr. Davidoff was the Head of Zurich Operations of Schroder & Co Bank AG, where he was in charge of the private banking location and operation in Zurich, leading the division. He was also a member of the bank’s risk committee, treasury committee, client acceptance and review committee. From June 2011 to April 2015, he was the Chief Executive Officer and partner of Kaiser Partner Group, Kaiser Partner Privatbank AG, where he was in charge of the private bank division, and a member of the bank’s risk committee, treasury committee, client review and investment committee. Mr. Davidoff obtained a Master of Laws (LL.M.) (magna cum laude) from University of Zurich in 2008, a Doctorate in Business Administration from University of South Australia in 2005 and an MBA from University of Rochester NY in 2001.

Board of Directors

Effective as of the closing of the Business Combination, the Board of Directors of PubCo will consist of five directors, three of whom shall qualify as independent directors under Nasdaq rules. A director is not required to hold any shares in PubCo to qualify as a director. The Listing Rules of the Nasdaq generally require that a majority of an issuer’s board of directors must consist of independent directors.

A director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with PubCo is required to declare the nature of his or her interest to the entire Board of Directors of PubCo. A general notice given to the directors by any director to the effect that he or she is a member, shareholder, director, partner, officer or employee of any specified company or firm and is to be regarded as interested in any contract or transaction with that company or firm shall be deemed a sufficient declaration of interest for the purposes of voting on a resolution in respect to a contract or transaction in which he/she has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction. A director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he/she may be interested therein and if he/she does so, his/her vote shall be counted and he/she may be counted in the quorum at any meeting of the directors at which any such contract or proposed contract or arrangement is considered. PubCo’s Board of Directors may exercise all of the powers to borrow money, to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and to issue debentures, debenture stock or other securities whenever money is borrowed or as security for any debt, liability or obligation of PubCo or of any third party. None of PubCo’s directors has a service contract with PubCo that provides for benefits upon termination of service as a director.

Committees of PubCo’s Board of Directors

Upon the closing of the Business Combination, PubCo intends to establish an audit committee, a compensation committee and a nominating and corporate governance committee under its Board of Directors. PubCo also intends to adopt a charter for each of the three committees upon the closing of the Business Combination. Each committee’s members and functions are described below.

Audit Committee. PubCo’s audit committee will consist of Patrick Swint, Cataldo Castagna and Ariel Sergio Davidoff, chaired by Cataldo Castagna. PubCo has determined that each of them satisfies the “independence” requirements of Rule 5605(c)(2) of the Listing Rules of the Nasdaq and meet the independence standards under Rule 10A-3 under the Exchange Act, as amended. PubCo has determined that Cataldo Castagna qualifies as an “audit committee financial expert.” The audit committee oversees PubCo’s accounting and financial reporting processes and the audits of its financial statements. The audit committee is responsible for, among other things:

●	establishing clear hiring policies for employees or former employees of the independent auditors;

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●	reviewing and recommending to PubCo’s Board of Directors for approval, the appointment, re-appointment or removal of the independent auditor, after considering its annual performance evaluation of the independent auditor;

●	approving the remuneration and terms of engagement of the independent auditor and pre-approving all auditing and non-auditing services permitted to be performed by PubCo’s independent auditors at least annually;

●	obtaining a written report from PubCo’s independent auditor describing matters relating to its independence and quality control procedures;

●	reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response;

●	discussing with PubCo’s independent auditor, among other things, the audits of the financial statements, including whether any material information should be disclosed, issues regarding accounting and auditing principles and practices;

●	reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;

●	reviewing and recommending the financial statements for inclusion within PubCo’s quarterly earnings releases and to its Board of Directors for inclusion in its annual reports;

●	discussing the annual audited financial statements with management and the independent registered public accounting firm;

●	reviewing policies with respect to risk assessment and risk management;

●	reviewing the adequacy and effectiveness of PubCo’s accounting and internal control policies and procedures and any special steps taken to monitor and control major financial risk exposures;

●	periodically reviewing and reassessing the adequacy of the committee charter;

●	approving annual audit plans, and undertaking an annual performance evaluation of the internal audit function;

●	establishing and overseeing procedures for the handling of complaints and whistleblowing;

●	meeting separately and periodically with management, the internal auditors and the independent registered public accounting firm;

●	monitoring compliance with PubCo’s code of business conduct and ethics, including reviewing the adequacy and effectiveness of its procedures to ensure proper compliance;

●	reporting periodically to PubCo’s Board of Directors; and

●	such other matters that are specifically delegated to PubCo’s audit committee by PubCo’s Board of Directors from time to time.

Compensation Committee. PubCo’s compensation committee will consist of Patrick Swint, Cataldo Castagna and Ariel Sergio Davidoff, chaired by Cataldo Castagna. PubCo has determined that each of them satisfies the “independence” requirements of Rule 5605(c)(2) of the Listing Rules of the Nasdaq. The compensation committee assists the Board of Directors in reviewing and approving the compensation structure, including all forms of compensation, relating to PubCo’s directors and executive officers. PubCo’s chief executive officer may not be present at any committee meeting during which their compensation is deliberated upon. The compensation committee is responsible for, among other things:

●	reviewing and evaluating PubCo’s executive compensation and benefits policies generally;

●	reviewing and recommending any incentive compensation or equity plans, programs or other similar arrangements;

●	periodically reviewing and reassessing the adequacy of the committee charter;

●	selecting compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management; and

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●	reporting periodically to PubCo’s Board of Directors; and

●	such other matters that are specifically delegated to the compensation committee by PubCo’s Board of Directors from time to time.

Nominating and Corporate Governance Committee. PubCo’s nominating and corporate governance committee will consist of Patrick Swint, Cataldo Castagna and Ariel Sergio Davidoff, chaired by Cataldo Castagna. PubCo has determined that each of them satisfies the “independence” requirements of Rule 5605(c)(2) of the Listing Rules of the Nasdaq. The nominating and corporate governance committee assists the Board of Directors in selecting individuals qualified to become PubCo’s directors and in determining the composition of the Board of Directors and its committees. The nominating and corporate governance committee is responsible for, among other things:

●	recommending nominees to PubCo’s Board of Directors for election or re-election to PubCo’s Board of Directors, or for appointment to fill any vacancy or newly created directorships on PubCo’s Board of Directors;

●	reviewing periodically with PubCo’s Board of Directors the current composition of PubCo’s Board of Directors with regards to characteristics such as judgment, experience, expertise, diversity and background;

●	recommending to PubCo’s Board of Directors such criteria with respect to nomination or appointment of members of its Board of Directors and chairs and members of its committees or other corporate governance matters as may be required pursuant to any SEC or Nasdaq rules, or otherwise considered desirable and appropriate;

●	recommending to PubCo’s Board of Directors the names of directors to serve as members of the audit committee and the compensation committee, as well as of the nominating and corporate governance committee itself;

●	periodically and reassessing the adequacy of the committee charter;

●	overseeing compliance with the corporate governance guidelines and code of business conduct and ethics; and

●	overseeing and leading the self-evaluation of PubCo’s Board of Directors in its performance and effectiveness as a whole.

Duties and Functions of Directors

Under Cayman Islands law, PubCo’s directors owe fiduciary duties to PubCo, including a duty of loyalty, a duty to act honestly and a duty to act in what they consider in good faith to be in PubCo’s best interests. PubCo’s directors must also exercise their powers only for a proper purpose. PubCo’s directors also owe to PubCo a duty to exercise the skills they actually possess and such care and diligence that a reasonably prudent person would exercise in comparable circumstances. In fulfilling their duty of care to PubCo, PubCo’s directors must ensure compliance with PubCo’s memorandum and articles of association, as amended and restated from time to time. PubCo has the right to seek damages if a duty owed by its directors is breached. The functions and powers of PubCo’s board of directors include, among others, (i) convening shareholders’ annual and extraordinary general meetings and reporting its work to shareholders at such meetings, (ii) declaring dividends and distributions, (iii) appointing directors or officers and determining their terms of offices, and (iv) exercising the borrowing powers and mortgaging the property of PubCo.

Terms of Directors and Officers

PubCo’s officers are elected by and serve at the discretion of the PubCo’s board of directors. Each PubCo’s director is not subject to a term of office and holds office until such time as his successor takes office or, until their resignation, death, or incapacity or until his or her office is otherwise vacated in accordance with the PubCo’s memorandum and articles of association (as amended from time to time). A PubCo’s director will be removed from office automatically if, among other things, the PubCo’s director (i) becomes bankrupt or makes any arrangement or composition with his creditors; (ii) dies or is in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; (iii) resigns by notice in writing to PubCo; (iv) is prohibited by law from being a director; or (v) is removed from office pursuant to any other provisions of PubCo Amended and Restated Memorandum and Articles of Association.

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Code of Business Conduct and Ethics

PubCo will, prior to or concurrently with the listing of PubCo’s Ordinary Shares on Nasdaq, adopt a Code of Business Conduct and Ethics applicable to its directors, officers and employees. PubCo seeks to conduct business ethically, honestly, and in compliance with applicable laws and regulations. PubCo’s Code of Business Conduct and Ethics sets out the principles designed to guide PubCo’s business practices with integrity, respect and dedication. The code applies to all directors, officers, employees and extended workforce, including PubCo’s directors and executive officers. PubCo expects its suppliers, contractors, consultants, and other business partners to follow the principles set forth in its code when providing goods and services to PubCo or acting on PubCo’s behalf.

Diversity and Inclusion Policy

PubCo will, prior to or concurrently with the listing of PubCo’s Ordinary Shares on Nasdaq, adopt a Diversity and Inclusion Policy intended to achieve PubCo’s diversity goals through regular review and monitoring. As an international organization across different regions, PubCo is mindful of the different market practices that apply in the countries in which PubCo will operate and recognizes the importance of ethnic and cultural diversity in its management and workforce. PubCo recognizes that each individual is unique, and diversity encompasses many dimensions. As such, PubCo recognizes all types of diversity under the policy. The policy applies to all directors, officers, employees and extended workforce, including PubCo’s directors and executive officers.

Under the terms of the policy, the PubCo board of directors will be responsible for the following:

●	annually setting measurable objectives for achieving gender diversity in the composition of the board of directors, senior management and workforce and, where appropriate, other aspects of diversity including in respect of women in leadership, age diversity and cultural diversity. The board will assess annually PubCo’s progress in achieving such objectives;

●	ensuring the Diversity and Inclusion Policy is on PubCo’s website; and

●	reviewing the objectives set for the relevant reporting period and PubCo’s progress in achieving the objectives in its annual report.

Employment Agreements and Indemnification Agreements

Prior to or concurrently with the Closing, PubCo will enter into employment agreements with all executive officers also include confidentiality and non-disclosure restrictions and non-competition and non-solicitation restrictions that apply during employment for certain periods following termination of employment.

PubCo will enter into indemnification agreements with each of its directors. Under these agreements, PubCo may agree to indemnify its director against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being a director of PubCo.

Compensation of Directors and Executive Officers

For the fiscal year ended December 31, 2024, XDATA paid an aggregate of approximately US$410.3 thousand in cash to its directors and executive officers. XDATA currently does not have an incentive plan; prior or concurrently with the Closing, PubCo will adopt an incentive plan under which to grant awards to its directors and executive officers, see “— Incentive Plan.”

Incentive Plan

In order to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected employees, directors and consultants of PubCo and to promote the success and enhance the value of PubCo, PubCo will, subject to shareholder approval, adopt the Share Incentive Plan upon the Closing of the Business Combination. A form of the Incentive Plan is included as Annex C to this proxy statement/prospectus.

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The maximum aggregate number of ordinary shares which may be issued pursuant to all awards under the Incentive Plan initially will be equal to 20% of the outstanding PubCo Ordinary Shares as of the Closing (and after giving effect to all redemptions). As of the date of this proxy statement/prospectus, no award has been granted under the Incentive Plan.

The following paragraphs describe the principal terms of the Incentive Plan.

Types of awards. The Incentive Plan permits the awards of options, restricted shares, and restricted share units or other types of awards approved by the PubCo board or any committee appointed thereof.

Plan administration. The Incentive Plan shall be administered by the PubCo’s board of directors or any committee appointed thereof, which determines, among other things, the participants eligible to receive awards, the type or types of awards to be granted to each eligible participant, the number of awards to be granted to each eligible participant, and the terms and conditions of each award grant.

Award agreement. Awards under the Incentive Plan are evidenced by an award agreement that set forth the terms, conditions and limitations for each award which may include the term of an award, the provisions applicable in the event the participant’s employment or service terminates, and PubCo’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an award.

Eligibility. PubCo may grant awards to its directors, consultants, employees and related entities.

Vesting schedule. In general, the PubCo board determines the vesting schedule, which is specified in the relevant award agreement.

Exercise of awards. The exercise price per share subject to an option is determined by the PubCo board and set forth in the award agreement which may be a fixed price or a variable price related to the fair market value of the shares.

Transfer restrictions. Awards may not be transferred in any manner by the eligible participant other than in accordance with the limited exceptions provided in the Incentive Plan, such as transfers to PubCo or a subsidiary of its, the designation of a beneficiary to receive benefits if the participant dies, permitted transfers or exercises on behalf of the participant by the participant’s duly authorized legal representative if the participant has suffered a disability, or, subject to the prior approval of the PubCo board or its executive officer or director authorized by the PubCo board, transfers to one or more natural persons who are the participant’s family members or entities owned and controlled by the participant and/or the participant’s family members, including but not limited to trusts or other entities whose beneficiaries or beneficial owners are the participant and/or the participant’s family members, or to such other persons or entities as may be expressly approved by the PubCo board, pursuant to such conditions and procedures as the PubCo board may establish.

Termination and amendment. Unless terminated earlier, the Incentive Plan has a term of ten years. The PubCo board may terminate, amend or modify the Incentive Plan, subject to the limitations of applicable laws or stock exchange rules. However, no termination, amendment, or modification of the Incentive Plan may adversely affect in any material way any award previously granted pursuant to the Incentive Plan without the prior written consent of the participant.

Foreign Private Issuer Status

As a foreign private issuer, PubCo will be exempt from the rules under the Exchange Act, prescribing the furnishing and content of proxy statements, and its officers, directors and principal shareholders will be exempt from the reporting and short-swing profit recovery provisions contained in Section 16 of the Exchange Act. In addition, PubCo will not be required under the Exchange Act to file quarterly periodic reports and financial statements with the SEC as frequently or as promptly as U.S. domestic issuers, and will not be required to disclose in its periodic reports all of the information that U.S. domestic issuers are required to disclose. PubCo will also be permitted to follow corporate governance practices in accordance with Cayman Islands law in lieu of most of the corporate governance rules set forth by Nasdaq. As a result, PubCo’s corporate governance practices differ in some respects from those required to be followed by U.S. companies listed on a national securities exchange.

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BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT PRIOR TO THE BUSINESS COMBINATION

The following table sets forth information regarding the beneficial ownership of Alpha Star Ordinary Shares as of January 31, 2025 by:

●	each person known by Alpha Star to be the beneficial owner of 5% or more of Alpha Star Ordinary Shares;

●	each of Alpha Star’s current officers and directors; and

●	all of Alpha Star’s current officers and directors, as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares (of the applicable type) beneficially owned by them.

The percentage of beneficial ownership of Alpha Star in the table below is calculated based on 3,227,664 Alpha Star Ordinary Shares issued and outstanding as of January 31, 2025.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares(3)
A-Star Management Corporation(2)	3,205,000	99.3%
Zhe Zhang(2)	3,205,000	99.3%
Guojian Chen(4)	-	-
Patrick Swint(4)	-	-
Xiaofeng Zhou(4)	-	-
Huei-Ching Huang(4)	-	-
All directors and officers as a group (5 individuals)	3,205,000	99.3%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 100 Church Street, 8th Floor, New York, NY 10007.

(2)	Represents 2,875,000 founder ordinary shares and 330,000 private placement ordinary shares held by A-Star Management Corporation, our Sponsor. Mr. Zhe Zhang, our Chairman and Chief Executive Officer, is the sole director of our Sponsor, having voting and dispositive power of the ordinary shares. The address for our Sponsor is Craigmuir Chambers, PO Box 71, Road Town, Tortola, VG 1110 British Virgin Islands.

(3)	Based upon 3,227,664 Alpha Star Ordinary Shares outstanding. Includes the 330,000 Private Placement Units (and the component parts) purchased by our Sponsor simultaneously with the consummation of our IPO.

(4)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our Sponsor.

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BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT FOLLOWING THE BUSINESS COMBINATION

The following table sets forth information regarding the beneficial ownership of PubCo Ordinary Shares immediately after the consummation of the Business Combination by:

●	each person known to PubCo who will be the beneficial owner of more than 5% of any class of its shares immediately after the Business Combination;

●	each of its officers and directors; and

●	all of its officers and directors as a group.

Unless otherwise indicated, PubCo believes that all persons named in the table will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all PubCo’s securities beneficially owned by them.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, PubCo believes, based on the information furnished to it, that the persons and entities named in the table below will have, immediately after the consummation of the Business Combination, sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws. All PubCo Ordinary Shares subject to options or warrants exercisable within 60 days of the consummation of the Business Combination are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, the expected PubCo Ordinary Shares immediately following consummation of the Business Combination assumes three scenarios:

●	Assuming No Redemptions: This presentation assumes that no Alpha Star Public Shareholders exercise their redemption rights with respect to the Public Shares upon consummation of the Business Combination.

●	Assuming 50% Redemptions: This presentation assumes that Alpha Star Public Shareholders holding 11,332 Public Shares will exercise their redemption rights for an aggregate payment of $148,449.2, assuming a $13.1 per share redemption price and based on funds in the Trust Account as of January 31, 2025.

●	Assuming Maximum Redemptions: This presentation assumes that Alpha Star Public Shareholders holding 22,664 Public Shares will exercise their redemption rights for an aggregate payment of $296,898.4, assuming a $13.1 per share redemption price and based on funds in the Trust Account as of January 31, 2025.

The scenarios assume that (i) the Alpha Star shareholders do not exercise their dissenter rights, (ii) there is no exercise of the PubCo Warrants, (iii) none of the Alpha Star Shareholders or XDATA shareholders purchase Alpha Star Ordinary Shares in the open market, and (vi) there are no other issuances of equity by Alpha Star prior to or in connection with the consummation of the Business Combination. The scenarios assume that, at the Closing, 18,000,000 PubCo Ordinary Shares will be issued to XDATA shareholders.

Based on the foregoing assumptions, we estimate that there would be 22,917,663 PubCo Ordinary Shares issued and outstanding immediately following the consummation of the Business Combination in the “no redemption” scenario, 22,906,331 PubCo Ordinary Shares issued and outstanding immediately following the consummation of the Business Combination in the “50% redemption” scenario and 22,894,999 PubCo Ordinary Shares issued and outstanding immediately following the consummation of the Business Combination in the “maximum redemption” scenario. If the actual facts are different from the foregoing assumptions, ownership figures in PubCo and the columns under “Assuming No Redemptions”, “Assuming 50% Redemptions” and “Assuming Maximum Redemptions” in the table that follows will be different.

	PubCo Post-Business Combination
	(Assuming No Redemptions by Alpha Star public shareholders in connection with the Business Combination)		(Assuming 50% Redemptions by Alpha Star public shareholders in connection with the Business Combination)		(Assuming Maximum Redemptions by Alpha Star public shareholders in connection with the Business Combination)
Name and Address of Beneficial Owner	Number of Ordinary Shares	% of Ordinary Shares	Number of Ordinary Shares	% of Ordinary Shares	Number of Ordinary Shares	% of Ordinary Shares
Directors and Executive Officers Post-Business Combination(1):
Roman Eloshvili	18,000,000	78.54%	18,000,000	78.58%	18,000,000	78.62%
Panagiotis Georgiou	-	-%	-	-%	-	-%
Patrick Swint	-	-%	-	-%	-	-%
Cataldo Castagna	-	-%	-	-%	-	-%
Ariel Sergio Davidoff	-	-%	-	-%	-	-%
All directors and executive officers of PubCo post-Business Combination as a group (five persons)	18,000,000	78.54%	18,000,000	78.58%	18,000,000	78.62%

Other 5% Shareholders Post-Business Combination:
A-Star Management Corporation(2)	3,252,142	14.19%	3,252,142	14.20%	3,252,142	14.21%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals or entities is c/o Lõõtsa 8, 11415 Lasnamäe District, Tallinn, Harju County, Estonia.

(2)	Represents (i) 2,875,000 founder ordinary shares and 330,000 private placement ordinary shares and (ii) 47,142 ordinary shares converted from 330,000 private placement rights held by A-Star Management Corporation, the Sponsor of Alpha Star. Mr. Zhe Zhang, the Chairman and Chief Executive Officer of Alpha Star, is the sole director of the Sponsor, having voting and dispositive power of the ordinary shares held by the Sponsor. The business address of A-Star Management Corporation is Craigmuir Chambers, PO Box 71, Road Town, Tortola, VG 1110 British Virgin Islands.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Alpha Star’s Relationships and Related Party Transactions

Founder Shares

On March 11, 2021, Alpha Star issued one ordinary share to the Sponsor for no consideration. On April 6, 2021, Alpha Star cancelled the one share for no consideration and the Sponsor purchased 2,875,000 ordinary shares for an aggregate price of $25,000.

The 2,875,000 founder shares (for purposes hereof referred to as the “Founder Shares”) included an aggregate of up to 375,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor will collectively own 20% of Alpha Star’s issued and outstanding shares after the IPO of Alpha Star. On December 15, 2021, the underwriters exercised the over-allotment option in full, so there are no Founder Shares subject to forfeiture as of December 31, 2024, and December 31, 2023.

The Sponsor and each member of Alpha Star’s board of directors and/or management team (“Insider”) agrees that it, he or she shall not (a) Transfer 50% of their Founder Shares until the earlier of (A) six months after the consummation of Alpha Star’s initial Business Combination or (B) the date on which the closing price of the Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after Alpha Star’s initial Business Combination or (b) Transfer the remaining 50% of their Founder Shares until six months after the date of the consummation of Alpha Star’s initial Business Combination, or earlier in either case, if subsequent to Alpha Star’s initial Business Combination, Alpha Star completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Alpha Star’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Founder Shares Lock-up Period”).

Administrative Services Agreement

Alpha Star entered into an administrative services agreement, commencing on December 13, 2021, through the earlier of Alpha Star’s consummation of a Business Combination or its liquidation, to pay to the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to members of Alpha Star’s management team. For each of the twelve months ended December 31, 2024, and 2023, Alpha Star incurred $321,129 and $201,129 in fees for these services, respectively. For the year ended December 31, 2023, Alpha Star incurred $120,000 in fees for these services. As of December 31, 2024, and December 31, 2023, the balance of administrative service fees was $321,129 and $201,129, respectively, which remained unpaid and included in accrued expenses.

Promissory Note — Sponsor

In order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares, 150,000 rights and 150,000 warrants to purchase 75,000 shares if $1,500,000 of notes were so converted) at the option of the lender. The units would be identical to the placement units issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account. The convertible loans from Sponsor balances were nil as of December 31, 2024 and December 31, 2023.

Alpha Star had issued the following promissory notes (collectively, the “Notes”):

On September 13, 2022, December 13, 2022, March 13, 2023, and September 20, 2023, Alpha Star issued four promissory notes in the principal amount of up to $1,000,000, $1,300,000, $2,500,000 and $2,500,000, respectively, to the Sponsor, pursuant to which the Sponsor shall loan to Alpha Star up to the related amount to pay the extension fee and transaction cost. The Notes are repayable in full upon the date of the consummation of Alpha Star’s initial business combination pursuant to the Notes and related amendments. The Notes have no conversion feature, no collateral and bear no interest.

During the year ended December 31, 2024, Alpha Star drew down $630,000 from the Promissory Notes to pay the extension contribution of $70,000 each month from January to June, and $35,000 each month from July to December 2024, respectively. The full amounts were deposited into the Trust Account immediately.

On September 25, 2024, Alpha Star entered into an agreement with its Sponsor, pursuant to which the Sponsor agrees to waive the principal balance of the Notes with a total amount of $6,245,961.

After the waiver, the balance of the Notes was $140,000 and $5,755,961 as of December 31, 2024 and 2023, respectively. As of December 31, 2024, the remaining balance available under the Notes was $914,039.

Due to Sponsor

On August 26, 2024, Alpha Star enters into a loan agreement (the “Loan”) with Sponsor in the principal amount of $1,500,000, pursuant to which the Sponsor shall loan to Alpha Star up to the related amount to pay the operation and transaction cost. As of the effective date for the Loan, Alpha Star and Sponsor agreed the balance of due to Sponsor, which are amounts that Sponsor paid on behalf Alpha Star, shall be deemed as the principal received in respect of the Loan. The Loan are repayable in full upon the date of the consummation of Alpha Star’s initial business combination pursuant to the Loan. The Loan has no conversion feature, no collateral and bear no interest.

On September 25, 2024, Alpha Star entered into an agreement with its Sponsor, pursuant to which the Sponsor agrees to waive the principal balance of the Loan with a total amount of $746,270.

After the waiver, as of December 31, 2024 and 2023, Alpha Star had a balance of due to Sponsor of nil and $212,660, respectively, representing the amount of operating expenses paid by the Sponsor on behalf of Alpha Star.

As of December 31, 2024, the remaining balance available under the Loan was $499,243.

Incorporation of PubCo

On September 4, 2024, Xdata Group (“PubCo”) was incorporated as a Cayman Islands exempted company and the wholly owned subsidiary of Alpha Star in accordance to the Business Combination Agreement.

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On September 21, 2024, Alpha Star, PubCo and XDATA entered into an Expense Settlement Agreement, pursuant to which, XDATA agreed to bear and cover the cost in relation to PubCo’s business operating cost starting from September 1, 2024. PubCo and Alpha Star agreed that XDATA will assume financial responsibility for such expenses as detailed in expense reports or invoices provided by third parties or directly incurred by PubCo. As a result of the Expense Settlement Agreement, Alpha Star recognized an other income against the liabilities Alpha Star would otherwise assume for PubCo during the period from September 4, 2024 (inception) to December 31, 2024, which was offset with PubCo’s expenses. As of December 31, 2024, PubCo received invoices amounting to $42,326 which was paid by XDATA.

XDATA’s Related Party Transactions

The table below sets forth major related parties of XDATA and their relationships with XDATA:

Entity or Individual Name	Relationship with XDATA
Roman Eloshvili	Sole owner of XDATA and CEO of XDATA
Donat Husjainov	CPO of XDATA
Mikhail Dunaev	CIO of XDATA
Vladimir Lazarev	Head of Development of XDATA
Xdatapay OÜ	100% held by Roman Eloshvili
Osaühing ESV Service	Controlled by Roman Eloshvili
Tezara OÜ	Controlled by Roman Eloshvili
Ü KARLENHOF	Controlled by Roman Eloshvili
Osaühing Asparagos	Controlled by Roman Eloshvili
Xdata am LLC	Controlled by Roman Eloshvili
Xdata Spain LLC	Controlled by Roman Eloshvili

During the year ended December 31, 2023, XDATA entered into the following related party transaction: Xdatapay OÜ provided project management service to XDATA for a project; the total service fee is approximately $12,436 (or €11,500).

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MATERIAL TAX CONSIDERATIONS

Material U.S. Federal Income Tax Considerations

The following is a discussion of U.S. federal income tax considerations generally applicable to (i) the exercise of redemption rights by U.S. Holders (as defined below) of Alpha Star Ordinary Shares, (ii)  the Reincorporation Merger to U.S. Holders of alpha Star Ordinary Shares and Alpha Star Warrants (collectively, the “Alpha Star Securities”), and (iii) the subsequent ownership and disposition of PubCo Ordinary Shares or PubCo Warrants (collectively, “PubCo Securities”). This discussion addresses only those Alpha Star Security holders that hold such securities as capital assets within the meaning of the U.S. Internal Revenue Code of 1986 (the “Code”) (generally, property held for investment). This discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or status including:

●	Sponsor or Alpha Star’s officers or directors;
●	financial institutions or financial services entities;
●	broker-dealers;
●	taxpayers that are subject to the mark-to-market accounting rules;
●	tax-exempt entities;
●	governments or agencies or instrumentalities thereof;
●	insurance companies;
●	regulated investment companies or real estate investment trusts;
●	expatriates or former long-term residents of the United States;
●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;
●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;
●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; and
●	persons whose functional currency is not the U.S. Dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the IRS regarding the Business Combination or an exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds our securities, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any of our securities and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Business Combination and an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE BUSINESS COMBINATION AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

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As used herein, a “U.S. Holder” is a beneficial owner of Alpha Star Securities or PubCo Securities (as the case may be) who or that is, for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States,
●	a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,
●	an estate whose income is subject to U.S. federal income tax regardless of its source, or
●	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Effects to U.S. Holders of Exercising Redemption Rights

Subject to the PFIC rules discussed below, the U.S. federal income tax consequences to a U.S. Holder of ordinary shares that exercises its redemption rights to receive cash in exchange for all or a portion of its ordinary shares will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code, as well as on whether such holder has made a timely QEF Election or mark-to-market election (each as discussed below).

The redemption of ordinary shares will generally qualify as a sale of the ordinary shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. Under these tests, which are explained more fully below, it is expected that a redeeming U.S. Holder generally will be treated as selling its ordinary shares with the U.S. federal income tax consequences generally described below under “—Taxation on the Disposition of PubCo Securities.”

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to the Business Combination, the Alpha Star Ordinary Shares may not be treated as voting shares for this purpose, and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of ordinary shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, a redemption will be treated as a distribution under Section 301 of the Code with respect to ordinary shares, and the tax effects will be as described for distributions on PubCo Ordinary Shares under “—Taxation of Dividends and Other Distributions on PubCo Ordinary Shares” below. After the application of those rules, any remaining tax basis a U.S. Holder has in the redeemed ordinary shares will be added to the adjusted tax basis in such holder’s remaining ordinary shares. If there are no remaining ordinary shares, a U.S. Holder should consult its tax advisors as to the allocation of any remaining basis.

Certain U.S. Holders may be subject to special reporting requirements with respect to a redemption of ordinary shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS CONSIDERING EXERCISING REDEMPTION RIGHTS WITH RESPECT TO THEIR ORDINARY SHARES SHOULD CONSULT WITH THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE POTENTIAL TAX CONSEQUENCES TO THEM OF THE REINCORPORATION MERGER.

Effects of the Reincorporation Merger on U.S. Holders

The U.S. federal income tax consequences of the Business Combination will depend primarily upon whether the Reincorporation Merger qualifies as a “reorganization” within the meaning of Code Section 368.

Under Code Section 368(a)(1)(F), a reorganization is a “mere change in identity, form, or place of organization of one corporation, however effected” (an “F Reorganization”). There are several requirements of a factual nature that must be met as of the closing of the Reincorporation Merger for the Reincorporation Merger to qualify as an F reorganization. These requirements may be summarized as follows: (1) all of the stock of PubCo must be exchanged for stock of Alpha Star; (2) the shareholders of Alpha Star immediately before the reincorporation must own all of the stock of PubCo immediately after the reincorporation, in identical proportions; (3) PubCo must not have any assets (or “tax attributes”, such as net operating loss carryovers or earnings and profits) immediately before the reincorporation (other than de minimis assets needed to organize it or maintain its legal existence and any tax attributes related solely to those assets); (4) Alpha Star must have no assets remaining after the reincorporation (other than de minimis assets necessary to wrap up its affairs); (5) immediately after the reincorporation, no corporation other than PubCo may hold property that was held by Alpha Star immediately before the reincorporation; and (6) immediately after the reincorporation PubCo must not hold any property acquired from a corporation other than Alpha Star. Alpha Star intends that all of these factual requirements will be met.

Tax Counsel has provided an Opinion to Alpha Star that, provided that these factual requirements are met at the closing of the Reincorporation Merger, the Reincorporation Merger will qualify as an F reorganization under Section 368(a) and the U.S. Holders of Alpha Star shares and warrants will not recognize gain or loss on the exchange of those shares or warrants in the Reincorporation Merger. If any of these requirements is not met, then a U.S. Holder of Alpha Star shares or warrants would recognize gain or loss in an amount equal to the difference, if any, between the fair value of PubCo shares and warrants, as applicable, received in the Reincorporation Merger, and such U.S. Holder’s aggregate tax basis in the Alpha Star shares and/or warrants surrendered by such U.S. Holder in the Reincorporation Merger. Opinions of counsel are not binding on the IRS and the IRS may contest whether the Reincorporation Merger qualifies as an F reorganization and the courts may agree with the IRS.

Under Code Section 367(a), even if the Reincorporation merger qualifies as an F reorganization, a non-corporate U.S. Holder who own 5% or more of the voting power and total value of PubCo immediately after the reincorporation (taking into account stock owned by certain related persons but not stock subsequently acquired by XDATA shareholder) must, in order to avoid recognizing gain on the Reincorporation Merger, enter into a gain recognition agreement with the IRS as described in IRS regulations. Corporate U.S. Holders may also be required to recognize gain under Section 367(a) depending on several factors relating to their structure and ownership and to their or certain related parties’ ownership interests in PubCo after the Reincorporation Merger.

As discussed in the Opinion, the IRS may assert under the step transaction doctrine that the combination of the Reincorporation Merger and the other transactions constituting the Business Combination should be recharacterized as a different transaction that could cause the U.S. holders of Alpha Warrants to be taxed on the exchange of those warrants for PubCo Warrants. While the circumstances under which the step transaction doctrine can be applied are not entirely clear, Tax Counsel is of the opinion that such a recharacterization would not be sustainable.

Apart from whether the Reincorporation Merger otherwise qualifies as a reorganization within the meaning of Code Section 368(a), U.S. Holders may be required to recognize income under the Passive Foreign Investment Company (“PFIC”) rules by virtue of their ownership of PubCo shares, as described in more detail below under the caption, “Material Tax Considerations —  U.S. Federal Income Tax Considerations — PFIC Considerations.”

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All U.S. Holders are urged to consult with their own tax advisors to consider the impact on them if the Reincorporation Merger does not qualify as an F reorganization or if the step transaction doctrine is successfully applied, the application of Code Section 367(a) to an otherwise qualifying reorganization, and the tax consequences of the application of the PFIC rules to their specific situations following the Business Combination.

Basis and Holding Period Considerations

Provided that the Reincorporation Merger qualifies as an F Reorganization: (i) the adjusted tax basis of a PubCo Ordinary Share received by a U.S. Holder in the Reincorporation Merger will equal the U.S. Holder’s tax basis in the Alpha Star Ordinary Share surrendered in exchange therefor, (ii) the adjusted tax basis of a PubCo Warrant received by a U.S. Holder in the Reincorporation Merger will equal the U.S. Holder’s tax basis in the Alpha Star Warrant surrendered in exchange therefor, and (iii) the holding period for a PubCo Security received by a U.S. Holder will include such U.S. Holder’s holding period for the Alpha Star Security surrendered in exchange therefor. However, it is unclear whether the redemption rights with respect to the Alpha Star Ordinary Shares may prevent the holding period of the PubCo Ordinary Shares from commencing prior to the termination of such rights.

U.S. Federal Income Tax Considerations of Owning PubCo Ordinary Shares

Taxation of Dividends and Other Distributions on PubCo Ordinary Shares

Subject to the PFIC rules discussed below, if PubCo makes a distribution of cash or other property to a U.S. Holder of PubCo Ordinary Shares, such distributions will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of PubCo’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

Distributions in excess of such earnings and profits will generally be applied against and reduce the U.S. Holder’s basis in its PubCo Ordinary Shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such PubCo Ordinary Shares. Because PubCo does not expect to determine its earnings and profits on the basis of U.S. federal income tax principles, any distribution paid by PubCo will generally be reported as a dividend.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) PubCo Ordinary Shares are readily tradable on an established securities market in the United States or (ii) PubCo is eligible for the benefits of an applicable income tax treaty, in each case provided that PubCo is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to PubCo Ordinary Shares.

Taxation on the Disposition of PubCo Securities

Subject to the PFIC rules discussed below, upon a sale or other taxable disposition of PubCo Securities, a U.S. Holder will generally recognize capital gain or loss. The amount of gain or loss recognized will generally be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in such securities.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the securities exceeds one year. However, it is unclear whether the redemption rights with respect to the Alpha Star Ordinary Shares may prevent the holding period of the PubCo Ordinary Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations.

Exercise, Lapse or Redemption of a PubCo Warrant

Subject to the PFIC rules discussed below and except as discussed below regarding a cashless exercise, a U.S. Holder will generally not recognize gain or loss upon the exercise of a PubCo Warrant. A PubCo Ordinary Share acquired pursuant to the exercise of a PubCo Warrant for cash will generally have a tax basis equal to the U.S. Holder’s tax basis in the PubCo Warrant, increased by the amount paid to exercise the PubCo Warrant. It is unclear whether a U.S. Holder’s holding period for the PubCo Ordinary Share will commence on the date of exercise of the PubCo Warrant or the day following the date of exercise of the PubCo Warrant; in either case, the holding period will not include the period during which the U.S. Holder held the PubCo Warrant. If a PubCo Warrant is allowed to lapse unexercised, a U.S. Holder will generally recognize a capital loss equal to such holder’s tax basis in the PubCo Warrant.

Because of the absence of authority specifically addressing the treatment of a cashless exercise of warrants under current U.S. federal income tax law, the treatment of such a cashless exercise is unclear. A cashless exercise may be tax-free, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. Alternatively, a cashless exercise could be treated as a taxable exchange in which gain or loss would be recognized.

In either tax-free situation, a U.S. Holder’s tax basis in the PubCo Ordinary Shares received would generally equal the U.S. Holder’s tax basis in the PubCo Warrants. If a cashless exercise is not treated as a realization event, it is unclear whether a U.S. Holder’s holding period for the PubCo Ordinary Shares received on exercise would be treated as commencing on the date of exercise of the PubCo Warrants or the following day. If a cashless exercise is treated as a recapitalization, the holding period of the PubCo Ordinary Share received will include the holding period of the PubCo Warrant.

If a cashless exercise is treated as a taxable exchange, a U.S. Holder could be deemed to have surrendered PubCo Warrants with an aggregate fair market value equal to the exercise price for the total number of warrants to be exercised. In this case, the U.S. Holders would recognize gain or loss in an amount equal to the difference between the fair market value of the PubCo Warrants deemed surrendered and the U.S. Holder’s tax basis in such warrants. A U.S. Holder’s tax basis in the PubCo Ordinary Shares received would equal the sum of the U.S. Holder’s initial investment in the PubCo Warrants exercised (i.e., the U.S. Holder’s purchase price for the PubCo Warrants (or the portion of such U.S. Holder’s purchase price for Units that is allocated to the PubCo Warrants)) and the exercise price of such PubCo Warrants. It is unclear whether a U.S. Holder’s holding period for the PubCo Ordinary Shares would commence on the date of exercise of the PubCo Warrants or the day following the date of exercise of the PubCo Warrants.

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There can be no assurance which, if any, of the alternative tax characterizations and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their tax advisors regarding the tax consequences of a cashless exercise of PubCo Warrants.

Subject to the PFIC rules described below, if PubCo redeems PubCo Warrants for cash pursuant to the redemption provisions of the PubCo Warrants or if PubCo purchases PubCo Warrants in an open market transaction, such redemption or purchase generally will be treated as a taxable disposition of such PubCo Warrants by the U.S. Holder, taxed as described above under “—Taxation on the Disposition of PubCo Securities.”

Possible Constructive Distributions

The terms of each PubCo Warrant provide for an adjustment to the number of PubCo Ordinary Shares for which the PubCo Warrant may be exercised or to the exercise price of the warrant in certain events.

An adjustment that has the effect of preventing dilution is generally not taxable to U.S. Holders of PubCo Warrants. However, the U.S. Holders of PubCo Warrants would be treated as receiving a constructive distribution from PubCo if, for example, the adjustment increases such U.S. Holder’s proportionate interest in PubCo’s assets or earnings and profits (e.g., through an increase in the number of PubCo Ordinary Shares that would be obtained upon exercise or through a decrease to the exercise price of a PubCo Warrant) as a result of a distribution of cash or other property to the holders of PubCo Ordinary Shares that is taxable to the U.S. Holders of such PubCo Ordinary Shares as a distribution as described above under “—Taxation of Dividends and Other Distributions on PubCo Ordinary Shares.” Such a constructive distribution to the U.S. Holders of the PubCo Warrants would be subject to tax as described under that section in the same manner as if the U.S. Holders of the PubCo Warrants received a cash distribution from PubCo equal to the fair market value of such increased interest.

PFIC Considerations

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year of the foreign corporation, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value (a “Look-Through Subsidiary”), is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including such foreign corporation’s pro rata share of the assets of any Look-Through Subsidiary (and excluding the value of the shares held in such corporation), are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

PFIC Status of Alpha Star and PubCo

Following the Reincorporation Merger, PubCo will be treated as the successor to Alpha Star for U.S. federal income tax purposes, and for the taxable year that includes the Business Combination and subsequent taxable years, the PFIC asset and income tests will be applied based on the assets and activities of the combined business. Based on the application of these rules to the taxable year that includes the Business Combination, the expected timing of the Business Combination, and the anticipated assets and income of PubCo, PubCo is expected to be a PFIC for the Current Taxable Year.

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In the absence of certain elections described below, an initial determination that PubCo is a PFIC for any taxable year in which a U.S. Holder holds PubCo Ordinary Shares will generally continue to apply to such U.S. Holder for subsequent years in which the holder continues to hold such shares, whether or not PubCo meets the test for PFIC status in those subsequent years. Similarly, because PubCo will be treated as the successor to Alpha Star for U.S. federal income tax purposes following the Reincorporation Merger, if Alpha Star was a PFIC during the holding period of a U.S. Holder, any new PubCo Ordinary Shares received in exchange for Alpha Star Ordinary Shares in the Reincorporation Merger (or on the exercise of PubCo Warrants exchanged for Alpha Star Warrants) may, in the absence of certain elections described below, be treated as stock of a PFIC, even if PubCo is not a PFIC for the Current Taxable Year or future taxable years. Because it is a blank check company with no active business, it is anticipated that Alpha Star was a PFIC for the taxable years ended on December 31, 2021, December 31, 2022, and December 31, 2023.

PubCo’s actual PFIC status for its Current Taxable Year or any future taxable year will not be determinable until after the end of such taxable year and such determination may depend in part on the value of any unbooked goodwill (which is generally determined in large part by reference to the market price of the PubCo Ordinary Shares from time to time, which could be volatile); accordingly, there can be no assurance regarding PubCo’s PFIC status for the Current Taxable Year or future years.

Application of the PFIC Rules to PubCo Ordinary Shares

If Alpha Star or PubCo is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder in PubCo Securities (or, for purposes of any redemption of Alpha Star Ordinary Shares, in a redeeming U.S. Holder’s holding period in such shares), then such holder will generally be subject to special rules (the “Default PFIC Regime”) unless, in the case of PubCo Ordinary Shares, the U.S. Holder made (i) a timely and effective QEF election for Alpha Star’s or PubCo’s (as the case may be) first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Alpha Star Ordinary Shares or PubCo Ordinary Shares (such taxable year as it relates to each U.S. Holder, the “First PFIC Holding Year”), (ii) a QEF election along with a purging election, or (iii) a “mark-to-market” election, each as described below under “QEF Election, Mark-to-Market Election and Purging Election.” The Default PFIC Regime applies with respect to:

●	any gain recognized by the U.S. Holder on the sale or other disposition of its Alpha Star or PubCo Securities; and
●	any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of PubCo Securities during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such securities).

Under the Default PFIC Regime:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its PubCo Securities (taking into account the relevant holding period of the Alpha Star Securities exchanged therefor);
●	the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which Alpha Star was or PubCo is a PFIC, will be taxed as ordinary income;
●	the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and
●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECTS OF THE PFIC RULES ON THE EXCHANGE OR REDEMPTION OF ALPHA STAR SECURITIES OR PUBCO SECURITIES (AS APPLICABLE) OR ON THE OWNERSHIP OR DISPOSITION OF PUBCO SECURITIES, INCLUDING THE IMPACT OF ANY PROPOSED OR FINAL TREASURY REGULATIONS.

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QEF Election, Mark-to-Market Election and Purging Election

In general, if PubCo is determined to be a PFIC, a U.S. Holder may avoid the Default PFIC Regime with respect to its PubCo Ordinary Shares (but not PubCo Warrants) by making a timely and effective “qualified electing fund” election under Section 1295 of the Code (a “QEF Election”) for such holder’s First PFIC Holding Year. A U.S. Holder that makes a QEF Election will include in income its pro rata shares of PubCo’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which PubCo’s taxable year ends if PubCo is treated as a PFIC for that taxable year. A U.S. Holder generally can make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF Election rules, but if deferred, any such taxes will be subject to an interest charge.

A U.S. Holder may not make a QEF Election with respect to its PubCo Warrants. As a result, if a U.S. Holder sells or otherwise disposes of such PubCo Warrants (other than upon exercise of such PubCo Warrants) and Alpha Star or PubCo was a PFIC at any time during the U.S. Holder’s holding period of such PubCo Warrants, any gain recognized will generally be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. If a U.S. Holder that exercises such PubCo Warrants properly makes a QEF Election with respect to the newly acquired PubCo Ordinary Shares, the QEF Election will apply to the newly acquired PubCo Ordinary Shares (it is not clear how a previously made QEF Election that is in effect with respect to PubCo would apply to PubCo Ordinary Shares subsequently acquired on the exercise of such warrants). Notwithstanding the foregoing, the adverse tax consequences relating to PFIC shares, adjusted to take into account current income inclusions resulting from the QEF Election, will generally continue to apply with respect to such newly acquired PubCo Ordinary Shares (which will generally be deemed to have a holding period for purposes of the PFIC rules that includes all or a portion of the period the U.S. Holder held the PubCo Warrants), unless the U.S. Holder makes a purging election (discussed below).

The QEF Election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder generally makes a QEF Election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC Annual Information Statement, to a timely filed U.S. federal income tax return for the taxable year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF Election under their particular circumstances.

In order to comply with the requirements of a QEF Election with respect to PubCo Ordinary Shares, a U.S. Holder must receive a PFIC Annual Information Statement from PubCo. If PubCo determines that it is a PFIC for the Current Taxable Year, PubCo will endeavor to use commercially reasonable efforts to make available to U.S. Holders a PFIC Annual Information Statement with respect to the Current Taxable Year. However, there is no assurance that PubCo will have timely knowledge of its status as a PFIC in the future or that it will make available a PFIC Annual Information Statement. U.S. Holders should consult their tax advisors with respect to any QEF Election previously made with respect to Alpha Star Ordinary Shares.

If a U.S. Holder has made a QEF Election with respect to PubCo Ordinary Shares, and the special tax and interest charge rules do not apply to such shares (because the QEF Election was made in the U.S. Holder’s First PFIC Holding Year or a purging election (discussed below) was made), any gain recognized on the sale of PubCo Ordinary Shares will generally be taxable as capital gain and no interest charge will be imposed under the PFIC rules. As discussed above, U.S. Holders who make a QEF Election with respect to a PFIC are currently taxed on their pro rata shares of such PFIC’s earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income should generally not be taxable as a dividend to such U.S. Holders. The tax basis of a U.S. Holder’s shares in a PFIC with respect to which a QEF Election has been made will be increased by amounts that are included in taxable income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the U.S. Holder is treated under the applicable attribution rules as owning shares in a PFIC with respect to which a QEF election has been made.

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As noted above, a determination that Alpha Star or PubCo is a PFIC for a taxable year in which a U.S. Holder holds shares in such entity will generally continue to apply to such U.S. Holder for subsequent years in which the holder continues to hold shares in such entity (including a successor entity), whether or not such entity continues to be a PFIC. A U.S. Holder who makes the QEF Election for such holder’s First PFIC Holding Year, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such U.S. Holder will not be subject to the qualified electing fund inclusion regime with respect to such shares for any taxable year of PubCo that ends within or with a taxable year of the U.S. Holder and in which PubCo is not a PFIC. However, if the QEF Election is not effective for each of PubCo’s taxable years in which

PubCo is a PFIC (and, if applicable, was not effective for each of Alpha Star’s taxable years in which Alpha Star was a PFIC) and the U.S. Holder holds (or is deemed to hold) new PubCo Ordinary Shares, the Default PFIC Regime discussed above will continue to apply to such shares unless the holder makes a purging election (discussed below), and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF Election period.

Alternatively, if a U.S. Holder, at the close of its taxable year, owns (or is deemed to own) shares in a PFIC that are treated as marketable shares, the U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the U.S. Holder makes (or has made) a valid mark-to-market election with respect to PubCo Ordinary Shares (or, if applicable, Alpha Star Ordinary Shares) for such holder’s First PFIC Holding Year, such holder will generally not be subject to the Default PFIC Regime in respect to its PubCo Ordinary Shares as long as such shares continue to be treated as marketable shares. Instead, in general, the U.S. Holder will include as ordinary income for each year in its holding period that PubCo is treated as a PFIC the excess, if any, of the fair market value of its PubCo Ordinary Shares at the end of its taxable year over the adjusted basis in its ordinary shares. The U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its PubCo Ordinary Shares over the fair market value of its ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its PubCo Ordinary Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the PubCo Ordinary Shares in a taxable year in which PubCo is treated as a PFIC will be treated as ordinary income. Special tax rules may also apply if a U.S. Holder makes a mark-to-market election for a taxable year after such holder’s First PFIC Holding Year. Currently, a mark-to-market election may not be made with respect to PubCo Warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to Alpha Star Ordinary Shares or PubCo Ordinary Shares under their particular circumstances.

PubCo Ordinary Shares treated as stock of a PFIC under the Default PFIC Regime (including PubCo Ordinary Shares received in exchange for Alpha Star Shares that were so treated at the time of the Business Combination) will continue to be treated as stock of a PFIC, including in taxable years in which PubCo ceases to be a PFIC, unless the applicable U.S. Holder makes a “purging election” with respect to such shares. Under one type of purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value on the last day of the last year in which Alpha Star or PubCo, as applicable, is treated as a PFIC, and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. As a result of this election, the U.S. Holder will have additional basis (to the extent of any gain recognized in the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in such holder’s PubCo Ordinary Shares. U.S. Holders should consult their tax advisors regarding the application of the purging elections rules to their particular circumstances.

If PubCo is a PFIC and, at any time, has equity interest in any foreign entity that is classified as a PFIC, U.S. Holders would generally be deemed to own a proportionate amount (by value) of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if PubCo receives a distribution from, or disposes of all or part of PubCo’s interest in, the lower-tier PFIC or the U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC, in each case, as if the U.S. Holder held such shares directly, even though the U.S. Holder will not receive any proceeds of those distributions or dispositions. A mark-to-market election generally would not technically be available with respect to such lower-tier PFIC. U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

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A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) with such U.S.

Holder’s U.S. federal income tax return and provide such other information as may be required by the U.S. Treasury Department. The rules dealing with PFICs and the elections described above are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of PubCo Securities should consult their own tax advisors concerning the application of the PFIC rules to PubCo Securities under their particular circumstances.

THE RULES DEALING WITH PFICS ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE CONSEQUENCES TO THEM OF THE PFIC RULES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Information Reporting and Backup Withholding

In general, information reporting requirements will apply to dividends received by U.S. Holders of PubCo Ordinary Shares (including constructive dividends), and the proceeds received on the disposition of PubCo Ordinary Shares effected within the United States (and, in certain cases, outside the United States), other than U.S. Holders that are exempt recipients (such as corporations). Backup withholding (currently at a rate of 24%) may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent or the U.S. Holder’s broker) or is otherwise subject to backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person for U.S. federal income tax purposes or otherwise establish an exemption in order to avoid information reporting and backup withholding requirements or to claim a reduced rate of withholding under an applicable income tax treaty. The amount of any backup withholding from a payment to a Non-U.S. Holder will generally be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is furnished by such Non-U.S. Holder to the IRS in a timely manner.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% in certain circumstances on dividends in respect of, and (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, securities (including PubCo Securities) which are held by or through certain foreign financial institutions (including investment funds), unless any such institution (i) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (ii) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Accordingly, the entity through which PubCo Securities are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, PubCo Securities held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exceptions will generally be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which will in turn be provided to the U.S. Department of Treasury.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends in respect of PubCo Ordinary Shares. While withholding under FATCA generally would also apply to payments of gross proceeds from the sale or other disposition of securities (including PubCo Securities), proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. All holders should consult their tax advisors regarding the possible implications of FATCA on their investment in PubCo Securities.

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Cayman Islands Tax Considerations

The following summary contains a description of certain Cayman Islands income tax consequences of the acquisition, ownership and disposition of ordinary shares, but it does not purport to be a comprehensive description of all the tax considerations that may be relevant to a decision to purchase ordinary shares. The summary is based upon the tax laws of the Cayman Islands and regulations thereunder as of the date hereof, which are subject to change.

Prospective investors should consult their professional advisors on the possible tax consequences of buying, holding or selling any shares under the laws of their country of citizenship, residence or domicile.

The following is a discussion on certain Cayman Islands income tax consequences of an investment in PubCo Ordinary Shares. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not consider tax consequences other than those arising under Cayman Islands law.

Under Existing Cayman Islands Laws

Payments of dividends and capital in respect of PubCo Ordinary Shares will not be subject to taxation in the Cayman Islands and no withholding will be required on the payment of interest and principal or a dividend or capital to any holder of PubCo Ordinary Shares, as the case may be, nor will gains derived from the disposal of PubCo Ordinary Shares be subject to Cayman Islands income or corporation tax. The Cayman Islands currently has no income, corporation or capital gains tax and no estate duty, inheritance tax or gift tax.

No stamp duty is payable in respect of the issue of PubCo Securities or on an instrument of transfer in respect of a PubCo Security save that certain stamp duties which may be applicable, from time to time, on certain instruments executed in or brought within the jurisdiction of the Cayman Islands.

PubCo has been incorporated under the laws of the Cayman Islands as an exempted company with limited liability and, as such, has obtained undertakings from the Governor in Cabinet of the Cayman Islands in the following form:

The Tax Concessions Act Undertaking as to Tax Concessions

In accordance with the Tax Concessions Act (as amended) of the Cayman Islands the following undertaking is hereby given to PubCo:

(a)	That no law which is hereafter enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to PubCo or its operations; and
(b)	In addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable

(i)	on or in respect of the shares debentures or other obligations of PubCo; or
(ii)	by way of the withholding in whole or part of any relevant payment as defined in the Tax Concessions Act.

These concessions shall be for a period of THIRTY years from the 17th day of April 2023.

The Cayman Islands currently levy no taxes on individuals or corporations based upon profits, income, gains or appreciations and there is no taxation in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to PubCo levied by the Government of the Cayman Islands save certain stamp duties which may be applicable, from time to time, on certain instruments executed in or brought within the jurisdiction of the Cayman Islands.

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SHARES ELIGIBLE FOR FUTURE SALE

All of the PubCo Ordinary Shares issued to the Alpha Star shareholders in connection with the Business Combination will be freely transferable by persons unless they are subject to lock-up restrictions or transfer restrictions under the Securities Act. Sales of substantial amounts of the PubCo Ordinary Shares in the public market could adversely affect prevailing market prices of the PubCo Ordinary Shares. Prior to the Business Combination, there has been no public market for PubCo Ordinary Shares. PubCo has applied for listing of the PubCo Ordinary Shares on Nasdaq, but there can be no assurance that a regular trading market will develop in the PubCo Ordinary Shares.

Lock-Up Agreements

At the closing of the Business Combination, PubCo and the Sponsor will enter into the Sponsor Lock-Up Agreement, pursuant to which the Sponsor, among other things, agreed not to transfer any PubCo Ordinary Shares held by it immediately after the consummation of the Business Combination during the applicable lock-up period, subject to customary exceptions. The lock-up period applicable to the Sponsor Locked-Up Shares will be (i) with respect to 100% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Private Placement Shares (as defined in the Sponsor Lock-Up Agreement), thirty (30) days from and after the Closing Date, (ii) with respect to 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares (as defined in the Sponsor Lock-Up Agreement), until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (iii) with respect to the remaining 50% of the PubCo Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares until six (6) months from and after the Closing Date, or earlier in either case of (ii) and (iii) above, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. As soon as practicable after the formation of PubCo, PubCo, Alpha Star and certain XDATA shareholders will enter into the XDATA Shareholder Lock-Up and Support Agreement, pursuant to which certain XDATA shareholders agreed to, not to transfer any PubCo Ordinary Shares held by such XDATA shareholder immediately after the consummation of the Business Combination. The lock-up period applicable to the XDATA Shareholder Locked-Up Shares will be (i) with respect to 50% of the XDATA Shareholder Locked-Up Shares, until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, and (ii) with respect to the remaining 50% of the XDATA Shareholder Locked-Up Shares, until six (6) months from and after the Closing Date, or earlier in either case, if subsequent to PubCo’s initial Business Combination it completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of XDATA’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

Registration Rights Agreement

At the closing of the Business Combination, PubCo, Sponsor and certain shareholders of PubCo, as applicable, will enter into the A&R Registration Rights Agreement with respect to certain shares, units, private units (and the private shares, private warrants and private rights included therein), pursuant to which PubCo will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and the Sponsor and certain shareholders of PubCo will be granted customary demand and piggyback registration rights. PubCo will agree to pay certain fees and expenses relating to registrations under the A&R Registration Rights Agreement.

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Rule 144

Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted PubCo Ordinary Shares or PubCo Warrants for at least six months would be entitled to sell their securities; provided that (i) such person is not deemed to have been one of PubCo’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) PubCo is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as it was required to file reports) preceding the sale.

Persons who have beneficially owned restricted PubCo Ordinary Shares or PubCo Warrants for at least six months but who are PubCo’s affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

●	one percent of the total number of PubCo Ordinary Shares then issued and outstanding; or

●	the average weekly reported trading volume of the PubCo Ordinary Shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by PubCo’s affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about PubCo.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

●	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

●	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

●	the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials); and

●	at least one year has elapsed from the time that the issuer filed Form 20-F type information with the SEC, which is expected to be filed promptly after consummation of the Business Combination, reflecting its status as an entity that is not a shell company.

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DESCRIPTION OF PUBCO SECURITIES

In this section, unless the context otherwise requires, the terms “we,” “our,” “our company” and “us” refer to PubCo following the Business Combination.

A summary of the description of PubCo’s share capital and material provisions of the PubCo Articles immediately following the consummation of the Business Combination is described below. This summary is not complete and should be read together with the PubCo Articles, a copy of which is appended to this proxy statement/prospectus as Annex B (and which is referred to in this section as, respectively, the “memorandum” and the “articles”).

PubCo is a Cayman Islands exempted company with limited liability and immediately following consummation of the Business Combination its affairs will be governed by the PubCo Articles, as amended from time to time, the Cayman Companies Act, and the common law of the Cayman Islands.

Ordinary Shares

All of our issued and outstanding ordinary shares are fully paid and non-assessable. Our ordinary shares are issued in registered form, and are issued when registered in our register of members. Unless the board of directors determine otherwise, each holder of our ordinary shares will not receive a certificate in respect of such ordinary shares. Our shareholders who are non-residents of the Cayman Islands may freely hold and vote their ordinary shares. We may not issue shares or warrants to bearer.

Immediately following the consummation of the Business Combination, our authorized share capital will be US$50,000 divided into 500,000,000 ordinary shares of par value US$0.0001 each. As of the date of this prospectus, there is one ordinary share issued and outstanding. Subject to the provisions of the Cayman Companies Act and our articles regarding redemption and purchase of the shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued shares to such persons, at such times and on such terms and conditions as they may decide. The directors may deal with unissued shares either at a premium or at par, or with or without preferred, deferred or other special rights or restrictions, whether in regard to dividend, voting, return of capital or otherwise. No share may be issued at a discount except in accordance with the provisions of the Cayman Companies Act. The directors may refuse to accept any application for shares, and may accept any application in whole or in part, for any reason or for no reason.

Dividends

Subject to the provisions of the Cayman Companies Act and any rights attaching to any class or classes of shares under and in accordance with the articles:

●	the directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of us and that such dividends may lawfully be paid; and

●	our shareholders may, by ordinary resolution, declare dividends but no such dividend shall exceed the amount recommended by the directors.

Subject to the requirements of the Cayman Companies Act regarding the application of a company’s share premium account and with the sanction of an ordinary resolution, dividends may also be declared and paid out of any share premium account. The directors when paying dividends to shareholders may make such payment either in cash or in specie.

Unless provided by the rights attached to a share, no dividend shall bear interest.

Voting Rights

Subject to any rights or restrictions as to voting attached to any shares, unless any share carries special voting rights, on a show of hands every shareholder who is present in person and every person representing a shareholder by proxy shall have one vote per Ordinary Share. On a poll, every shareholder who is present in person and every person representing a shareholder by proxy shall have one vote for each share of which he or the person represented by proxy is the holder. In addition, all shareholders holding shares of a particular class are entitled to vote at a meeting of the holders of that class of shares. Votes may be given either personally or by proxy.

Variation of Rights of Shares

Whenever our capital is divided into different classes of shares, the rights attaching to any class of share (unless otherwise provided by the terms of issue of the shares of that class) may be varied either with the consent in writing of the holders of not less than two-thirds of the issued shares of that class, or with the sanction of a special resolution passed by a majority of not less than two-thirds of the holders of shares of the class present in person or by proxy at a separate general meeting of the holders of shares of that class.

Unless the terms on which a class of shares was issued state otherwise, the rights conferred on the shareholder holding shares of any class shall not be deemed to be varied by the creation or issue of further shares ranking pari passu with the existing shares of that class.

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Alteration of Share Capital

Subject to the Cayman Companies Act, our shareholders may, by ordinary resolution:

●	increase our share capital by new shares of the amount fixed by that ordinary resolution and with the attached rights, priorities and privileges set out in that ordinary resolution;

●	consolidate and divide all or any of our share capital into shares of larger amount than our existing shares;

●	convert all or any of our paid-up shares into stock, and reconvert that stock into paid up shares of any denomination;

●	sub-divide our shares or any of them into shares of an amount smaller than that fixed, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in case of the share from which the reduced share is derived; and

●	cancel shares which, at the date of the passing of that ordinary resolution, have not been taken or agreed to be taken by any person and diminish the amount of our share capital by the amount of the shares so cancelled or, in the case of shares without nominal par value, diminish the number of shares into which our capital is divided.

Subject to the Cayman Companies Act and to any rights for the time being conferred on the shareholders holding a particular class of shares, our shareholders may, by special resolution, reduce its share capital in any way.

Calls on Shares and Forfeiture

Subject to the terms of allotment, the directors may make calls on the shareholders in respect of any monies unpaid on their shares including any premium and each shareholder shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made), pay to us the amount called on his shares. Shareholders registered as the joint holders of a share shall be jointly and severally liable to pay all calls in respect of the share. If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid at the rate fixed by the terms of allotment of the share or in the notice of the call or if no rate is fixed, at the rate of ten percent per annum. The directors may waive payment of the interest wholly or in part.

We have a first and paramount lien on all shares (whether fully paid up or not) registered in the name of a shareholder (whether solely or jointly with others). The lien is for all monies payable to us by the shareholder or the shareholder’s estate:

●	either alone or jointly with any other person, whether or not that other person is a shareholder; and

●	whether or not those monies are presently payable.

At any time the directors may declare any share to be wholly or partly exempt from the lien on shares provisions of the articles.

We may sell, in such manner as the directors may determine, any share on which the sum in respect of which the lien exists is presently payable, if due notice that such sum is payable has been given (as prescribed by the articles) and, within 14 clear days of the date on which the notice is deemed to be given under the articles, such notice has not been complied with.

Unclaimed Dividend

A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by us.

Forfeiture or Surrender of Shares

If a shareholder fails to pay any capital call, the directors may give to such shareholder not less than 14 clear days’ notice requiring payment and specifying the amount unpaid including any interest which may have accrued, any expenses which have been incurred by us due to that person’s default and the place where payment is to be made. The notice shall also contain a warning that if the notice is not complied with, the shares in respect of which the call is made will be liable to be forfeited.

If such notice is not complied with, the directors may, before the payment required by the notice has been received, resolve that any share the subject of that notice be forfeited (which forfeiture shall include all dividends or other monies payable in respect of the forfeited share and not paid before such forfeiture).

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A forfeited share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the directors think fit.

A person whose shares have been forfeited shall cease to be a shareholder in respect of the forfeited shares, but shall, notwithstanding such forfeiture, remain liable to pay to us all monies which at the date of forfeiture were payable by him to us in respect of the shares, together with all expenses and interest from the date of forfeiture or surrender until payment, but his liability shall cease if and when we receive payment in full of the unpaid amount.

A declaration, whether statutory or under oath, made by a director or the secretary shall be conclusive evidence that the person making the declaration is our director or secretary and that the particular shares have been forfeited or surrendered on a particular date.

Share Premium Account

The directors shall establish a share premium account and shall carry the credit of such account from time to time to a sum equal to the amount or value of the premium paid on the issue of any share or capital contributed or such other amounts required by the Cayman Companies Act.

Redemption and Purchase of Own Shares

Subject to the Cayman Companies Act and any rights for the time being conferred on the shareholders holding a particular class of shares, we may by action of our directors:

●	issue shares that are to be redeemed or liable to be redeemed, at our option or the shareholder holding those redeemable shares, on the terms and in the manner our directors determine before the issue of those shares;

●	with the consent by special resolution of the shareholders holding shares of a particular class, vary the rights attaching to that class of shares so as to provide that those shares are to be redeemed or are liable to be redeemed at our option on the terms and in the manner which the directors determine at the time of such variation; and

●	purchase all or any of our own shares of any class including any redeemable shares on the terms and in the manner which the directors determine at the time of such purchase.

We may make a payment in respect of the redemption or purchase of its own shares in any manner authorized by the Cayman Companies Act, including out of any combination of capital, our profits and the proceeds of a fresh issue of shares.

When making a payment in respect of the redemption or purchase of shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorized by the terms of the allotment of those shares or by the terms applying to those shares, or otherwise by agreement with the shareholder holding those shares.

Transfer of Shares

Subject to any applicable requirements set forth in the Articles and provided that a transfer of ordinary shares complies with applicable rules of the Nasdaq Capital Market, a shareholder may transfer ordinary shares to another person by completing an instrument of transfer in a common form or in a form prescribed by Nasdaq or in any other form approved by the directors, executed:

●	where the ordinary shares are fully paid, by or on behalf of that shareholder; and

●	where the ordinary shares are partly paid, by or on behalf of that shareholder and the transferee.

The transferor shall be deemed to remain the holder of an Ordinary Share until the name of the transferee is entered into our register of members.

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Where the ordinary shares in question are not listed on or subject to the rules of the Nasdaq Capital Market, our board of directors may, in its absolute discretion, decline to register any transfer of any Ordinary Share that has not been fully paid up or is subject to a company lien. Our board of directors may also decline to register any transfer of such Ordinary Share unless:

●	the instrument of transfer is lodged with us, accompanied by the certificate for the ordinary shares to which it relates and such other evidence as our board of directors may reasonably require to show the right of the transferor to make the transfer;

●	the instrument of transfer is in respect of only one class of ordinary shares;

●	the instrument of transfer is properly stamped, if required;

●	the Ordinary Share transferred is fully paid and free of any lien in favor of us;

●	any fee related to the transfer has been paid to us; and

●	the transfer is not more than four joint holders.

If our directors refuse to register a transfer, they are required, within one month after the date on which the instrument of transfer was lodged, to send to each of the transferor and the transferee notice of such refusal.

The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers or by electronic means, be suspended and our register of members closed at such times and for such periods as our board of directors may, in their absolute discretion, from time to time determine. The registration of transfers, however, may not be suspended, and the register may not be closed, for more than 30 days in any year.

Inspection of Books and Records

Holders of our ordinary shares will have no general right under the Cayman Companies Act to inspect or obtain copies of our register of members or our corporate records(except for the memorandum and articles of association of our company, any special resolutions passed by our company and the register of mortgages and charges of our company).

General Meetings

As a Cayman Islands exempted company, we are not obligated by the Cayman Companies Act to call shareholders’ annual general meetings; accordingly, we may, but shall not be obliged to, in each year hold a general meeting as an annual general meeting. Any annual general meeting held shall be held at such time and place as may be determined by our board of directors. All general meetings other than annual general meetings shall be called extraordinary general meetings.

The directors may convene general meetings whenever they think fit. General meetings shall also be convened on the written requisition of one or more of the shareholders entitled to attend and vote at our general meetings who (together) hold not less than ten percent of the rights to vote at such general meeting in accordance with the notice provisions in the articles, specifying the purpose of the meeting and signed by each of the shareholders making the requisition. If the directors do not convene such meeting within 21 clear days from the date of receipt of the written requisition, those shareholders who requested the meeting or any of them may convene the general meeting themselves within three months after the end of such period of 21 clear days in which case reasonable expenses incurred by them as a result of the directors failing to convene a meeting shall be reimbursed by us.

At least five clear days’ notice of a general meeting shall be given to shareholders entitled to attend and vote at such meeting. The notice shall specify the place, the day and the hour of the meeting and the general nature of that business. In addition, if a resolution is proposed as a special resolution, the text of that resolution shall be given to all shareholders. Notice of every general meeting shall also be given to the directors and our auditors.

Subject to the Cayman Companies Act and with the consent of the shareholders who, individually or collectively, hold at least 90 percent of the voting rights of all those who have a right to vote at a general meeting, a general meeting may be convened on shorter notice.

A quorum shall consist of the presence (whether in person or represented by proxy) of one or more shareholders holding shares that represent not less than one-third of the outstanding shares carrying the right to vote at such general meeting.

If, within 15 minutes from the time appointed for the general meeting, or at any time during the meeting, a quorum is not present, the meeting, if convened upon the requisition of shareholders, shall be cancelled. In any other case it shall stand adjourned to the same time and place seven days or to such other time or place as is determined by the directors.

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The chairman may, with the consent of a meeting at which a quorum is present, adjourn the meeting. When a meeting is adjourned for more than seven clear days, notice of the adjourned meeting shall be given in accordance with the articles.

At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before, or on, the declaration of the result of the show of hands) demanded by the chairman of the meeting or by at least two shareholders having the right to vote on the resolutions or one or more shareholders present who together hold not less than ten percent of the voting rights of all those who are entitled to vote on the resolution. Unless a poll is so demanded, a declaration by the chairman as to the result of a resolution and an entry to that effect in the minutes of the meeting, shall be conclusive evidence of the outcome of a show of hands, without proof of the number or proportion of the votes recorded in favor of, or against, that resolution.

If a poll is duly demanded it shall be taken in such manner as the chairman directs and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall not be entitled to a second or casting vote.

Directors

We may by ordinary resolution, from time to time, fix the maximum and minimum number of directors to be appointed. Under the articles, we are required to have a minimum of one director and the maximum number of Directors shall be unlimited.

A director may be appointed by ordinary resolution or by the directors. Any appointment may be to fill a vacancy or as an additional director.

Unless the remuneration of the directors is determined by the shareholders by ordinary resolution, the directors shall be entitled to such remuneration as the directors may determine.

The shareholding qualification for directors may be fixed by our shareholders by ordinary resolution and unless and until so fixed no share qualification shall be required.

A director may be removed by ordinary resolution.

A director may at any time resign from office by giving us notice in writing. Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to us.

Subject to the provisions of the articles, the office of a director may be terminated forthwith if:

●	he is prohibited by the law of the Cayman Islands from acting as a director;

●	he is made bankrupt or makes an arrangement or composition with his creditors generally;

●	he resigns his office by notice to us;

●	he only held office as a director for a fixed term and such term expires;

●	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director;

●	he is given notice by the majority of the other directors (not being less than two in number) to vacate office (without prejudice to any claim for damages for breach of any agreement relating to the provision of the services of such director);

●	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or

●	without the consent of the other directors, he is absent from meetings of directors for continuous period of six months.

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Powers and Duties of Directors

Subject to the provisions of the Cayman Companies Act and our memorandum and articles, our business shall be managed by the directors, who may exercise all our powers. No prior act of the directors shall be invalidated by any subsequent alteration of our memorandum or articles. To the extent allowed by the Cayman Companies Act, however, shareholders may by special resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

The directors may delegate any of their powers to any committee consisting of one or more persons who need not be shareholders and may include non-directors so long as the majority of those persons are directors; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the directors. Upon the initial closing of this offering, our board of directors will have established an audit committee, compensation committee, and nomination and corporate governance committee.

The board of directors may establish any local or divisional board of directors or agency and delegate to it its powers and authorities (with power to sub-delegate) for managing any of our affairs whether in the Cayman Islands or elsewhere and may appoint any persons to be members of a local or divisional board of directors, or to be managers or agents, and may fix their remuneration.

The directors may from time to time and at any time by power of attorney or in any other manner they determine appoint any person, either generally or in respect of any specific matter, to be our agent with or without authority for that person to delegate all or any of that person’s powers.

The directors may from time to time and at any time by power of attorney or in any other manner they determine appoint any person, whether nominated directly or indirectly by the directors, to be our attorney or our authorized signatory and for such period and subject to such conditions as they may think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under the articles.

The board of directors may remove any person so appointed and may revoke or vary the delegation.

The directors may exercise all of our powers to borrow money and to mortgage or charge its undertaking, property and assets both present and future and uncalled capital or any part thereof, to issue debentures and other securities whether outright or as collateral security for any debt, liability or obligation of ours or our parent undertaking (if any) or any subsidiary undertaking of us or of any third party.

A general notice by any director to the effect that he is a member, shareholder, director, partner, officer or employee of any specified company or firm and is to be regarded as interested in any contract or transaction with that company or firm, shall be deemed a sufficient declaration of interest for the purposes of voting on a resolution in respect to a contract or transaction in which he has an interest.

After such notice, a director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein. If he does so his vote shall be counted and he may be counted in the quorum at any meeting of the directors at which any such contract or proposed contract or arrangement is considered.

Capitalization of Profits

The directors may resolve to capitalize:

●	any part of our profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

●	any sum standing to the credit of our share premium account or capital redemption reserve, if any.

The amount resolved to be capitalized must be appropriated to the shareholders who would have been entitled to it had it been distributed by way of dividend and in the same proportions.

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Liquidation Rights

If we are wound up, the shareholders may, subject to the articles and any other sanction required by the Cayman Companies Act, pass a special resolution allowing the liquidator to do either or both of the following:

●	to divide in specie among the shareholders the whole or any part of our assets and, for that purpose, to value any assets and to determine how the division shall be carried out as between the shareholders or different classes of shareholders; and

●	to vest the whole or any part of the assets in trustees for the benefit of shareholders and those liable to contribute to the winding up.

The directors have the authority to present a petition for our winding up to the Grand Court of the Cayman Islands on our behalf without the sanction of a resolution passed at a general meeting.

Register of Members

Under the Cayman Companies Act, we must keep a register of members and there should be entered therein:

●	the names and addresses of our shareholders, and, a statement of the shares held by each member, which:

●	distinguishes each share by its number (so long as the share has a number);

●	confirms the amount paid, or agreed to be considered as paid, on the shares of each member;

●	confirms the number and category of shares held by each member; and

●	confirms whether each relevant category of shares held by a member carries voting rights under the articles of association of the company, and if so, whether such voting rights are conditional;

●	the date on which the name of any person was entered on the register as a shareholder; and

●	the date on which any person ceased to be a shareholder.

Under the Cayman Companies Act, the register of members of our company is prima facie evidence of the matters set out therein (that is, the register of members will raise a presumption of fact on the matters referred to above unless rebutted) and a shareholder registered in the register of members is deemed as a matter of the Cayman Companies Act to have legal title to the shares as set against its name in the register of members. Upon the completion of this offering, the register of members will be immediately updated to record and give effect to the issuance of shares by us to the custodian or its nominee. Once our register of members has been updated, the shareholders recorded in the register of members will be deemed to have legal title to the shares set against their name.

If the name of any person is incorrectly entered in or omitted from our register of members, or if there is any default or unnecessary delay in entering on the register the fact of any person having ceased to be a shareholder of our company, the person or shareholder aggrieved (or any shareholder of our company or our company itself) may apply to the Grand Court of the Cayman Islands for an order that the register be rectified, and the Court may either refuse such application or it may, if satisfied of the justice of the case, make an order for the rectification of the register.

Warrants

Public Warrants

Each Public Warrant entitles the registered holder to purchase one-half (1/2) of one PubCo Ordinary Share at a price of $11.50 per full share, subject to adjustment as discussed below, at any time after 30 days after the Closing of the Business Combination. A Public Warrant holder may exercise its Public Warrants only for a whole number of PubCo Ordinary Shares. The Public Warrants will expire five years after the Closing of the Business Combination, or earlier upon redemption or liquidation.

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PubCo may redeem the warrants at a price of $0.01 per warrant upon 30 days’ notice, only in the event that the last sale price of the ordinary shares is at least $18.00 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given, provided there is an effective registration statement and current prospectus in effect with respect to the ordinary shares underlying such warrants during the 30 day redemption period. If a registration statement is not effective within 60 days following the consummation of the Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when PubCo shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act.

In addition, if (a) Alpha Star issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by our board of directors), (b) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination, and (c) the volume weighted average trading price of the ordinary shares during the 20 trading day period starting on the trading day prior to the day on which Alpha Star consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Value, and the last sales price of the ordinary shares that triggers redemption will be adjusted (to the nearest cent) to be equal to 180% of the Market Value.

Once the Public Warrants become exercisable, we may redeem the outstanding warrants:

●	in whole and not in part;

●	at a price of $0.01 per warrant;

●	upon a minimum of 30 days’ prior written notice of redemption, which we refer to as the 30-day redemption period;

●	if, and only if, the last reported sale price of PubCo Ordinary Shares equals or exceeds $18.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders; and

●	if, and only if, there is a current registration statement in effect with respect to the issuance of the PubCo Ordinary Shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the foregoing conditions are satisfied and we issue a notice of redemption, each Public Warrant holder can exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the PubCo Ordinary Shares may fall below the $18.00 trigger price (as adjusted) as well as the $11.50 warrant exercise price (as adjusted) after the redemption notice is issued.

The redemption criteria for our Public Warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.

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If we call the Public Warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of Public Warrants that are outstanding and the dilutive effect on our shareholders of issuing the maximum number of PubCo Ordinary Shares issuable upon the exercise of the Public Warrants. In such event, each holder would pay the exercise price by surrendering the warrants for that number of PubCo Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of PubCo Ordinary Shares underlying the Public Warrants, multiplied by the difference between the exercise price of the Public Warrants and the “fair market value” (defined below) by (y) the fair market value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is equal to or higher than the exercise price. The “fair market value” shall mean the average last reported sale price of the PubCo Ordinary Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of Public Warrants. For example, if a holder held 150 warrants to purchase 150 shares and the fair market value on the trading date prior to exercise was $15.00, that holder would receive 35 shares without the payment of any additional cash consideration. Whether we will exercise our option to require all holders to exercise their Public Warrants on a “cashless basis” will depend on a variety of factors including the price of the PubCo Ordinary Shares at the time the warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances.

The warrants will be issued in registered form under a warrant agreement between Vstock Transfer LLC, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding warrants (including the private placement warrants) in order to make any change that adversely affects the interests of the registered holders.

The exercise price and number of PubCo Ordinary Shares issuable on exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the Public Warrants will not be adjusted for issuances of PubCo Ordinary Shares at a price below their respective exercise prices.

The Public Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The Public Warrant holders do not have the rights or privileges of holders of PubCo Ordinary Shares and any voting rights until they exercise their warrants and receive PubCo Ordinary Share. After the issuance of PubCo Ordinary Shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.

Except as described above, no Public Warrants will be exercisable and we will not be obligated to issue PubCo Ordinary Shares unless at the time a holder seeks to exercise such warrant, a prospectus relating to the PubCo Ordinary Shares issuable upon exercise of the warrants is current and the PubCo Ordinary Shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the Public Warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the PubCo Ordinary Shares issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the PubCo Ordinary Shares issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the PubCo Ordinary Shares issuable upon the exercise of the warrants is not current or if the PubCo Ordinary Shares are not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the Public Warrants may have no value, the market for the Public Warrants may be limited and the Public Warrants may expire worthless.

We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to the warrant agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim.

Private Warrants

Simultaneously with the closing of the IPO, Alpha Star consummated the Private Placement with the Sponsor of 330,000 Private Units, comprising 330,000 units, 330,000 rights and 330,000 Private Warrants. The Private Warrants have terms and provisions that are identical to those of the Public Warrants, except that the Private Warrants will be non-redeemable and the PubCo Ordinary Shares issuable upon exercise thereof are entitled to registration rights pursuant to the Registration Rights Agreement, in each case so long as they continue to be held by the Sponsor or their permitted transferees. Additionally, the Sponsor has agreed not to transfer, assign, or sell any of the Private Warrants or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the Closing of the Business Combination. The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering. Because the Private Warrants were issued in a private transaction, the Sponsor and its permitted transferees are allowed to exercise the Private Warrants for cash even if a registration statement covering the PubCo Ordinary Shares issuable upon exercise of such warrants is not effective and receive unregistered PubCo Ordinary Shares.

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COMPARISON OF SHAREHOLDERS’ RIGHTS

General

Alpha Star is incorporated as a Cayman Islands exempted company and the rights of Alpha Star shareholders are governed by the laws of the Cayman Islands, including the Cayman Companies Act, and by the Alpha Star Articles. PubCo is incorporated as a Cayman Islands exempted company and the rights of PubCo shareholders will be governed by the laws of the Cayman Islands, including the Cayman Companies Act, and by the PubCo Articles. Following the Business Combination, the rights of Alpha Star Shareholders who become PubCo Shareholders will continue to be governed by Cayman Islands law but will no longer be governed by the Alpha Star Articles and instead will be governed by the PubCo Articles.

Comparison of Shareholders’ Rights

Set forth below is a summary comparison of material differences between the rights of Alpha Star shareholders under the Alpha Star Articles (left column) before the consummation of the Business Combination and the rights of PubCo shareholders under the PubCo Articles (right column) after the Business Combination. The summary set forth below is not intended to be complete or to provide a comprehensive discussion of each company’s governing documents. This summary is qualified in its entirety by reference to the full text of the Alpha Star Articles, and the PubCo Articles, as well as the relevant provisions of the Cayman Companies Act.

Alpha Star	PubCo

Authorized Share Capital

The authorized share capital of Alpha Star is $50,000 divided into 50,000,000 ordinary shares of a par value of $0.001 each. As of the date of this proxy statement/prospectus, a total of 2,891,536 ordinary shares are issued and outstanding.

Subject to the Cayman Companies Act, the Alpha Star Articles and, where applicable, the rules of any national securities exchange, the board of directors has general and unconditional authority to allot, issue, grant options over or otherwise deal with any unissued shares of Alpha Star, including the issuance of securities conferring the right to subscribe for, purchase or receive any class of share or other security in Alpha Star.

The authorized share capital of PubCo as of the effective time of the Business Combination will be $50,000 divided into 500,000,000 ordinary shares of a par value of $0.0001 each.

The board is authorized to issue shares in one or more series without shareholder approval. The board has the discretion to determine the designations, powers, preferences, privileges and other rights, including dividend rights, conversion rights, terms of redemption and liquidation preferences unissued shares, subject to obtaining shareholders’ approval on creating such new class of shares.

Number of Directors

Subject to any ordinary resolution (simple majority of the votes cast by, or on behalf of, shareholders entitled to vote at a duly constituted general meeting or unanimous written resolution), the minimum number of directors shall be one and the maximum shall be ten.	PubCo shareholders may by ordinary resolution (simple majority of votes cast by, or on behalf of, shareholders entitled to vote at a duly constituted general meeting) increase or reduce the limits in the number of directors, the minimum number of directors is one and the maximum number of directors is unlimited.

Nomination Rights

Prior to the closing of a business combination, Alpha Star may by ordinary resolution of the holders of the Founder Shares appoint any person to be a director or remove any director. After the closing of a business combination, Alpha Star may by ordinary resolution (simple majority of the votes cast by, or behalf of, shareholders entitled to vote at a duly constituted general meeting or unanimous written resolution) appoint any person to be a director or to remove any director. The directors also have power to appoint any director at any time.

PubCo may by ordinary resolution of shareholders appoint any person to be director or remove any director.

The Directors shall have power at any time and from time to time to appoint any Person to be a Director, either as a result of a casual vacancy or as an additional Director, subject to the maximum number (if any) imposed by ordinary resolution of shareholders.

203

Immediately following the Closing, (a) the board shall consist of at least one director, and (b) the board may be increased to have such additional number of directors in accordance with PubCo’s Articles.

Alternate Directors

A Director may not appoint an alternate until the consummation of a business combination.

Following the consummation of a business combination, any director may appoint another person or another director to be an alternate director by giving written notice to the other directors. All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate director. Every such alternate director shall be entitled to attend and vote at meetings of Alpha Star’s board of directors as a director when the director appointing such alternate director is not personally present and, save as expressly provided in Alpha Star Articles, to perform all the functions and exercise all of the powers of his appointor as a director in his absence, including but not limited to the signing of any written resolutions of Alpha Star on behalf of his appointer (except when the resolution has already been signed by the appointer, then the alternate director need not also sign such resolution).

An alternate director shall be deemed for all purposes to be a director of Alpha Star and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the director appointing him. An alternate director is not entitled to any remuneration for acting as an alternate director.

Any director may appoint any other person, including another director, to act in his place as an alternate director. An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence. An alternate director, however, is not entitled to receive any remuneration from the PubCo for services rendered as an alternate director. An alternate director shall carry out all functions of the director who made the appointment.

An alternate director shall cease to be an alternate director if: (a) the director who appointed him ceases to be a director; or (b) the director who appointed him revokes his appointment by notice delivered to the board or to the registered office of the PubCo or in any other manner approved by the board; or (c) in any event happens in relation to him which, if he were a director of the PubCo, would cause his office as director to be vacated. An alternate director shall cease to be an alternate director if: (a) the director who appointed him ceases to be a director; or (b) the director who appointed him revokes his appointment by notice delivered to the board or to the registered office of the PubCo or in any other manner approved by the board; or (c) in any event happens in relation to him which, if he were a director of the PubCo, would cause his office as director to be vacated.

Filling Vacancies on the Board of Directors

The directors may appoint any person to be a director to fill a vacancy or as an additional director provided that the appointment does not cause the number of directors to exceed any number fixed by or in accordance with the Alpha Star Articles as the maximum number of directors.

Prior to the closing of a business combination, Alpha Star shareholders (other than the holders of the Founder Shares) shall have no right to vote on the appointment of any director. After the closing of a business combination, Alpha Star shareholders may appoint any person to be a director by ordinary resolution (simple majority) of the votes cast by, or behalf of, shareholders entitled to vote at a duly constituted general meeting or unanimous written resolution).

PubCo may by ordinary resolution of shareholders appoint any person to be director or remove any director.

The directors shall have power at any time and from time to time to appoint any person to be a director, either as a result of a casual vacancy or as an additional director, subject to the maximum number (if any) imposed by ordinary resolution of shareholders.

An appointment of a director may be on terms that the director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period in a written agreement between PubCo and the director, if any; but no such term shall be implied in the absence of express provision. Each director whose term of office expires shall be eligible for re-election at a meeting of the members or re-appointment by the board.

204

Removal of Directors by Shareholders

Prior to the closing of a business combination, Alpha Star shareholders (other than the holders of the Founder Shares) shall have no right to vote on the removal of any director. After the closing of a business combination, Alpha Star shareholders may remove any director by ordinary resolution (simple majority of the votes cast by, or on behalf of, shareholders entitled to vote at a duly constituted general meeting or unanimous written resolution).	Directors may be removed with cause by an ordinary resolution of the shareholders or by the directors.

Shareholder Meeting Quorum

The quorum required for a general meeting of Alpha Star shareholders consists of one or more shareholders who together hold at least 50% of the shares entitled to vote on the resolutions to be considered at the meeting.

If Alpha Star’s board of directors proposes to vary the rights of a specific class of shares, the rights attaching to a class of a shares may only be varied if the shareholders holding two thirds of the issued shares of that class consent in writing to the variation, or the variation is made with sanction of a special resolution passed at a separate general meeting of shareholders holding the issued shares of that class which the necessary quorum for such class meeting shall be one or more shareholders holding not less than one third of the issued shares of the class.

The quorum required for a general meeting of PubCo shareholders consists of one or more shareholders holding that represent not less than one-third of the outstanding shares carrying the right to vote at such general meeting, present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy.

If the board proposes to materially and adversely vary the rights of a specific class of shares, the necessary quorum for such class meeting shall be one or more shareholders holding or representing by proxy at least one-third of the issued shares of the class.

Calling an Extraordinary General Meeting of Shareholders

The directors may convene general meetings of the shareholders at any time. In addition, upon written request of one or more shareholders entitled to exercise 10% or more of the voting rights in respect of the matter for which the meeting is requisitioned, any one or more of the directors shall forthwith proceed to convene a general meeting of shareholders.	The Directors may convene general meetings of the shareholders. In addition, general meetings may be convened on the requisition on writing of any shareholder or shareholders holding at least 10% of the paid up voting share capital of PubCo deposited at the office specifying the objects of the meeting by notice given no later than 21 clear days from the date of deposit of the requisition signed by the requisitionists, and if the directors fail to call a general meeting within 21 clear days’ from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period, and all reasonable expenses incurred by the requisitionists as a result of the failure of the directors to convene the general meeting shall be reimbursed to them by PubCo.

Advance Notice of Shareholder Proposal or Nomination

Alpha Star shareholders seeking to bring business before the annual general meeting or to nominate candidates for election as directors of Alpha Star at the annual general meeting must deliver notice to the principal executive offices of Alpha Star not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.	No advance notice provisions to bring business or nominate directors under the PubCo Articles.

205

Advance Notice of Meetings

At least five clear days’ notice of a general meeting must be given to Members.

Notice of a board meeting may be given to a director personally or by word of mouth or given in writing or by electronic communications at such address as he may from time to time specify for this purpose (or, if he does not specify an address, at his last known address). A director may waive his right to receive notice of any meeting either prospectively or retrospectively.

At least five clear days’ notice must be given of any general meeting of PubCo shareholders.

Restrictions on Outside Compensation of Directors

No restrictions on outside remuneration of directors.	No restrictions on outside remuneration of directors.

Shareholder Action by Written Consent

Unanimous written consent required to pass a resolution without a meeting.	Unanimous written consent required to pass a resolution without a meeting.

Voting Requirements for Amendments to Memorandum and Articles of Association

Special resolution (passed by a majority of at least two -thirds of the vote cast by or on behalf of, shareholders entitled to do so at a quorate meeting or a unanimous written resolution) is required to amend the Alpha Star Articles, provided that article 36 of the Alpha Star Articles may not be amended prior to an initial business combination unless the holders of the public shares are provided with the opportunity to redeem their Public Shares.

If Alpha Star’s board of directors proposes to vary the rights of a specific class of shares, such variation requires the consent in writing of the holders of two-thirds of the issued shares of the class or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class.

Special resolution (two-thirds of shareholders who vote at a general meeting where there is a quorum or a unanimous written resolution) required to amend the PubCo Articles.

If the board proposes to materially and adversely vary the rights of a specific class of shares, such variation requires the consent in writing of the holders of not less than two-thirds of the issued shares of that class or the approval of a resolution passed by a majority of not less than two-thirds of the votes cast at a separate meeting of the holders of the shares of that class.

Holders of PubCo Ordinary Shares do not have any redemption rights with respect to amendments to the PubCo Articles.

Indemnification of Directors and Officers

Every existing or former secretary, director (including alternate director), and other officer (including an investment adviser or an administrator or liquidator) of the Alpha Star and their personal representatives shall be indemnified against any liability incurred by him as a result of any act or failure to act in carrying out his functions other than such liability (if any) that he may incur by his own actual fraud or wilful default.

No such existing or former secretary of officer shall be indemnified by Alpha Star in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect of such existing or former secretary of officer.

Alpha Star may make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former secretary or officer of Alpha Star on the condition that the indemnified person must repay the amount paid by Alpha Star to the extent that it is found not liable to indemnify the secretary or officer for those legal costs.

To the maximum extent permitted by applicable law, the PubCo shall indemnify each existing or former director (including alternate director), secretary and other officer of the PubCo (including an investment adviser or an administrator or liquidator) and their personal representatives against: (a) all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former director (including alternate director), secretary or officer in or about the conduct of the company’s business or affairs or in the execution or discharge of the existing or former director’s (including alternate director’s), secretary’s or officer’s duties, powers, authorities or discretions; and (b) without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former director (including alternate director), secretary or officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the PubCo or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere. No such existing or former director (including alternate director), secretary or officer, however, shall be indemnified in respect of any matter arising out of his own dishonesty, fraud, wilful default and wilful neglect.

Approval of Certain Transactions

Subject to the provisions of the Cayman Companies Act and the Alpha Star Articles, the business of Alpha Star shall be managed by the directors of Alpha Star who may for that purpose exercise all the powers of Alpha Star.

Any merge or consolidation of Alpha Star with one or more constituent companies must be approved by a special resolution.

Any merger or consolidation of PubCo with one or more constituent companies shall require the approval of a special resolution (two-thirds of shareholders who vote at a general meeting where there is a quorum).

Forum Selection Provision

There is no provision requiring disputes brought on behalf of Alpha Star or against Alpha Star (or directors or employees of Alpha Star in their capacities as such) to be brought in a particular forum.	There is no provision requiring disputes brought on behalf of PubCo or against PubCo (or directors or employees of PubCo in their capacities as such) to be brought in a particular forum.

Waiver of Corporate Opportunity

Waiver of obligation to provide business opportunities to Alpha Star provided for directors and officers.	No such waiver.

206

ENFORCEABLITY OF CIVIL LIABILITIES

Alpha Star and PubCo are each incorporated under the laws of the Cayman Islands with limited liability. They are incorporated in the Cayman Islands in order to enjoy the following benefits: (a) political and economic stability; (b) an effective judicial system; (c) a favorable tax system; (d) the absence of exchange control or currency restrictions; and (e) the availability of professional and support services. However, certain disadvantages accompany incorporation in the Cayman Islands. These disadvantages include:

● the Cayman Islands has a less exhaustive body of securities laws than the United States and these securities laws provide significantly less protection to investors; and

● Cayman Islands companies may not have standing to sue before the federal courts of the United States.

Their constitutional documents do not contain provisions requiring that disputes, including those arising under the securities laws of the United States, among us, our officers, directors and shareholders, be arbitrated.

Alpha Star has been advised by its Cayman Islands legal counsel, Ogier, and PubCo has been advised by its Cayman Islands legal counsel, Ogier, that there is uncertainty as to whether the courts of the Cayman Islands would (i) to recognize or enforce against either Alpha Star or PubCo, judgments of courts of the United States obtained against it or its directors or officers predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States; and (ii) entertain original actions brought in each respective jurisdiction against us or our directors or officers predicated upon the securities laws of the United States or any state in the United States.

There is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, although the courts of the Cayman Islands will in certain circumstances recognize and enforce a foreign judgment, without any re-examination or re-litigation of matters adjudicated upon, provided such judgment: (a) is given by a foreign court of competent jurisdiction; (b) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (c) is final; (d) is not in respect of taxes, a fine or a penalty; (e) was not obtained by fraud; and (f) is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands. Subject to the above limitations, in appropriate circumstances, a Cayman Islands court may give effect in the Cayman Islands to other kinds of final foreign judgments such as declaratory orders, orders for performance of contracts and injunctions.

None of our directors or executives are residents of the PRC. However, if any of PubCo’s directors and senior executives are residents of the PRC, shareholder claims that are common in the United States, including securities law class actions and fraud claims, will generally be difficult to pursue as a matter of law or practicality in the PRC. For example, in the PRC, there are significant legal and other obstacles to obtaining information needed for shareholder investigations or litigation outside the PRC or otherwise with respect to foreign entities. Although the local authorities in the PRC may establish a regulatory cooperation mechanism with the securities regulatory authorities of another country or region to implement cross-border supervision and administration, such regulatory cooperation with the securities regulatory authorities in the Unities States has not been efficient in the absence of a mutual and practical cooperation mechanism.

Efforts by PubCo’s shareholders to obtain recourse against the management of PubCo in U.S. courts will likely also be unavailing. It will be difficult for the PubCo’s shareholders to effect service of process upon members of PubCo’s management who reside in the PRC. In addition, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States. In addition, according to the PRC Civil Procedures Law, courts in the PRC will not enforce a foreign judgment against PubCo’s directors and officers if they decide that the judgment violates the basic principles of Chinese law or national sovereignty, security or public interest. Therefore, even if a shareholder were successful in obtaining judgment against an officer or director of PubCo in a U.S. court, recognition and enforcement in the PRC of judgments of a court in the U.S. in relation to any matter not subject to a binding arbitration provision may be difficult or impossible.

LEGAL MATTERS

The legality of the PubCo Ordinary Shares offered by this proxy statement/prospectus and certain other Cayman Islands legal matters will be passed upon for PubCo by Ogier.

EXPERTS

The financial statements as of and for the years ended December 31, 2022 and 2023 of XDATA appearing in this proxy statement/prospectus have been audited by Wei, Wei & CO., LLP., an independent registered public accounting firm, as stated in their report thereon and included in this proxy statement/prospectus, in reliance upon such report and upon the authority of such firm as experts in accounting and auditing. The registered address of Wei, Wei & CO., LLP. is 133-10 39th Avenue, Flushing, NY 11354.

207

The financial statements as of and for the years ended December 31, 2024 and 2023 of Alpha Star appearing in this proxy statement/prospectus have been audited by UHY LLP, an independent registered public accounting firm, as stated in their report thereon and included in this proxy statement/prospectus, which contains an emphasis of matter paragraph relating to Substantial Doubt about Alpha Star’s Ability to Continue as a Going Concern, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

The financial statements as of and for the period from September 4, 2024 (inception) to December 31, 2024 of PubCo appearing in this proxy statement/prospectus have been audited by UHY LLP, an independent registered public accounting firm, as stated in their report thereon and included in this proxy statement/prospectus, which contains an emphasis of matter paragraph relating to Substantial Doubt about PubCo’s Ability to Continue as a Going Concern, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

If the Business Combination is completed, Alpha Star Shareholders will be entitled to attend and participate in PubCo’s annual general meetings of shareholders. PubCo will provide notice of the date on which its annual general meeting will be held in accordance with PubCo Articles and the Cayman Companies Act.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Alpha Star and service providers that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Alpha Star’s proxy statement. Upon written or oral request, Alpha Star will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of such document was delivered and who wishes to receive separate copies of such document. Shareholders receiving multiple copies of such document may likewise request that Alpha Star delivers single copies of such document in the future. Shareholders may notify Alpha Star of their requests by writing or calling Alpha Star at its principal executive offices at 100 Church Street, 8th Floor, New York, NY 10007, or +1 (332) 233 4356. Following the Business Combination, such requests should be made by or writing PubCo at Lõõtsa 8, 11415, Lasnamäe District, Tallinn, Harju County, Estonia.

TRANSFER AGENT AND REGISTRAR

The transfer agent for PubCo Ordinary Shares will be Vstock Transfer LLC.

WHERE YOU CAN FIND MORE INFORMATION

PubCo has filed a registration statement on Form F-4 to register the issuance of securities described elsewhere in this proxy statement/prospectus. This proxy statement/prospectus is a part of that registration statement.

Alpha Star files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Alpha Star at the SEC website containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement/prospectus.

All information contained in this document relating to Alpha Star has been supplied by Alpha Star, and all such information relating to XDATA has been supplied by XDATA. Information provided by one entity does not constitute any representation, estimate or projection of the other entity.

If you would like additional copies of this document or if you have questions about the Business Combination, you should contact via phone or in writing:

Alpha Star Start Acquisition Corporation

100 Church Street, 8th Floor

New York, NY 10007

Telephone: +1 (332) 233 4356

Email: zhangzhe@siftcap.cn

208

INDEX TO FINANCIAL STATEMENTS

OU XDATA GROUP

Page
Report of Independent Registered Public Accounting Firm (PCAOB ID#: 2388)	F-2

Balance Sheets as of December 31, 2023 and 2022	F-3

Statements of Comprehensive Income for the Period from April 1, 2022 (Inception) through December 31, 2022 and for the year ended December 31, 2023	F-4

Statement of Changes in Shareholder’s Equity for the Period from April 1, 2022 (Inception) through December 31, 2022 and for the year ended December 31, 2023	F-5

Statements of Cash Flows for the Period from April 1, 2022 (Inception) through December 31, 2022 and for the year ended December 31, 2023	F-6

Notes to Financial Statements	F-7

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

ALPHA STAR ACQUISITION CORPORATION

INDEX TO FINANCIAL STATEMENTS

Xdata Group

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Director and Shareholder of OÜ XData Group

Opinion on the Financial Statements

We have audited the accompanying balance sheets of OÜ̈ XData Group (the “Company”) as of December 31, 2023 and 2022 and the related statements of comprehensive income, statements of changes in shareholder’s equity, and cash flows for the year ended December 31, 2023 and for the period from April 1, 2022 (Inception) through December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the year ended December 31, 2023 and for the period from April 1, 2022 (Inception) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Wei, Wei & Co., LLP

Flushing, New York

September 27, 2024

We have served as the Company’s auditors since 2024.

F-2

OÜ XDATA GROUP

BALANCE SHEETS

(Amounts in U.S. dollars (“US$”), except for share, per share data and other certain matters)

	As of December 31,
	2023	2022
ASSETS
Current Assets
Cash and cash equivalents	$1,089,491	$124,484
Accounts receivable, net	2,531,781	31,449
Advance to suppliers	2,183	-
Prepayments and other current assets	64,496	35,658
Total Current Assets	3,687,951	191,591

Property, equipment and software, net	226,350	95,006
Intangible assets, net	41,506	93,282
Total Non-Current Assets	267,856	188,288
Total Assets	$3,955,807	$379,879

LIABILITIES, AND SHAREHOLDER’S EQUITY
Current Liabilities
Accounts payable	$68,584	$14,305
Taxes payable	-	-
Accrued expenses and other current liabilities	281,011	42,122
Convertible debt - current portion	202,862	-
Short-term debts	1,239,637	-
Total Current Liabilities	1,792,094	56,427

Convertible debt - non-current portion	-	213,215
Total Non-Current Liabilities	-	213,215
Total Liabilities	1,792,094	269,642

Commitments and contingencies

Shareholder’s Equity
Ordinary Share (€2,500 par value, 1 share authorized and 1 share issued and outstanding as of December 31, 2023 and 2022, respectively)	2,768	2,768
Retained earnings	2,108,395	108,709
Accumulated other comprehensive income	52,550	(1,240)
Total Shareholder’s Equity	2,163,713	110,237
Total Liabilities and Shareholder’s Equity	$3,955,807	$379,879

The accompanying notes are an integral part of these audited financial statements.

F-3

OÜ XDATA GROUP

STATEMENTS OF COMPREHENSIVE INCOME

(Amounts in U.S. dollars (“US$”), except for share and per share data)

	For the Year Ended December 31, 2023	For the period from April 1, 2022 (Inception) through December 31, 2022

Net Revenues	$3,526,448	$382,253
Cost of revenues	(924,114)	(84,454)
Gross profit	2,602,334	297,799

Operating expenses
Selling and marketing expenses	(2,053)	-
General and administrative	(309,986)	(158,703)
Research and development expenses	(248,469)	(22,603)
Total operating expenses	(560,508)	(181,306)

Income from operations	2,041,826	116,493

Interest expense	(11,671)	(6,106)
Others, net	(10,251)	(1,678)
Income before Income Taxes	2,019,904	108,709

Income tax benefits (expenses)	(4,056)	-
Net Income	2,015,848	108,709

Other comprehensive income
Foreign currency translation adjustments	53,790	(1,240)
Comprehensive income	$2,069,638	$107,469

Weighted average number of ordinary share outstanding
Basic and Diluted	1	1

Earnings per share
Basic and Diluted	$2,015,848	$108,709

The accompanying notes are an integral part of these audited financial statements.

F-4

OÜ XDATA GROUP

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

(Amounts in U.S. dollars (“US$”), except for share and per share data)

	Ordinary Shares		Retained	Accumulated other comprehensive	Total
	Shares	Amount	earnings	income (loss)	Equity
Balance as of April 1, 2022 (Inception)	-	$-	$-	$-	$-
Issuance of initial share	1	2,768	-	-	2,768
Net income	-	-	108,709	-	108,709
Foreign currency translation adjustments	-	-	-	(1,240)	(1,240)
Balance as of December 31, 2022	1	$2,768	$108,709	$(1,240)	$110,237
Dividends Distribution	-	-	(16,162)	-	(16,162)
Net income	-	-	2,015,848	-	2,015,848
Foreign currency translation adjustments	-	-	-	53,790	53,790
Balance as of December 31, 2023	1	$2,768	$2,108,395	$52,550	$2,163,713

The accompanying notes are an integral part of these audited consolidated financial statements

F-5

OÜ XDATA GROUP

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in U.S. dollars (“US$”), except for share and per share data)

	For the year ended December 31, 2023	For the period from April 1, 2022 (inception) to December 31, 2022
Cash Flows from Operating Activities
Net income	$2,015,848	$108,709
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	80,600	19,124
Changes in assets and liabilities
Accounts receivable, net	(2,441,891)	(31,013)
Advance to suppliers	(2,133)	-
Prepayments and other current assets	(26,846)	(35,165)
Accounts payable	52,501	14,107
Accrued expenses and other current liabilities	231,845	41,539
Net cash (used in) provided by operating activities	(90,076)	117,301
Cash Flows from Investing Activities
Purchase of property and equipment	(151,314)	(99,672)
Purchase of intangible assets	-	(105,130)
Net cash used in investing activities	(151,314)	(204,802)
Cash Flows from Financing Activities
Proceeds from issuance of convertible bonds	-	210,260
Proceeds from short-term debt	1,211,246	-
Repayment of convertible debt	(18,079)	-
Proceeds from issuance of shares	2,704	-
Payment of dividends	(16,161)	-
Net cash provided by financing activities	1,179,710	210,260
Effect of exchange rate changes	26,687	1,725
Net change in cash	965,007	124,484
Cash as of the beginning of the period	$124,484	$-
Cash as of the end of the period	$1,089,491	$124,484
Supplemental Disclosure of Cash Flow Information
Cash paid for income taxes on fringe benefits	$4,056	$-
Cash paid for interest	$16,600	$-
Supplemental Disclosure of non-Cash Flow Information
Issuance of initial share for uncollected contribution	$-	$2,628

The accompanying notes are an integral part of these audited financial statements.

F-6

OÜ XDATA GROUP

NOTES TO FINANCIAL STATEMENTS

(Amounts in U.S. dollars (“US$”), except for share and per share data)

NOTE 1 — ORGANIZATION AND BUSINESS DESCRIPTION

OÜ XDATA Group (“XDATA” or the “Company”) was incorporated as a private limited company under the laws of the Republic of Estonia (“Estonia”) on April 1, 2022. The principal activities of the Company are to engage in the development and maintenance of the financial technology solutions for financial institutions.

On September 12, 2024, Alpha Star entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with XDATA and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for (i) Alpha Star will incorporate PubCo in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the merger of Alpha Star with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (iii) the share exchange between PubCo and the shareholder of XDATA (the “Share Exchange”, together with Reincorporation Merger, the “Transactions” or the “Business Combination”), resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with U.S. GAAP and pursuant to the applicable rules and regulations of the Securities and Exchange Commission (“SEC”).

Uses of estimates

In preparing the financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates are based on information as of the date of the financial statements. Significant estimates required to be made by management include, but are not limited to, the valuation of accounts receivable, useful lives of property, plant and equipment, the recoverability of long-lived assets, and realization of deferred tax assets. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents includes currency on hand and deposits held by banks that can be added or withdrawn without limitation. The Company maintains most of its bank accounts in Estonia. The deposits held by banks are insured by the Guarantee Fund with a maximum limitation of EUR 100,000 (approximately $110,682) per depositor per bank. As of December 31, 2023 and 2022, $916,781 and $17,876 was not insured by the Guarantee Fund. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of December 31, 2023 and 2022, the Company did not have any cash equivalents.

F-7

OÜ XDATA GROUP

NOTES TO FINANCIAL STATEMENTS

(Amounts in U.S. dollars (“US$”), except for share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Expected credit loss

The Company adopted Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) 326 “Financial Instruments – Credit Losses” (“ASC 326”) on April 1, 2022 by applying the modified retrospective approach. The adoption of ASC 326 did not have a material impact on the Company’s financial statements.

The Company’s accounts receivable are within the scope of ASC 326. ASC 326 introduces an approach based on expected credit losses on financial assets at amortized cost. Upon adoption of ASC 326, the Company estimates the expected credit losses for accounts receivable using the roll-rate method on a collective basis when similar risk characteristics exist. The roll-rate method stratifies the receivables balance by delinquency stages and projected forward in three-month increments using historical roll rate. In each year of the simulation, losses on the receivables are captured, and the ending delinquency stratification serves as the beginning point of the next iteration. The loss rate calculated for each delinquency stage is then adjusted for both current and forecasts of economic conditions. The management then applied the adjusted loss rate to respective receivables balance. The Company also provides specific provisions for allowance when facts and circumstances indicate that the receivable is unlikely to be collected.

Expected credit losses are included in general and administrative expenses in the statements of comprehensive income. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

Accounts receivable, net

Accounts receivable are presented net of allowance for credit loss. Accounts receivable is recognized in the period when the Company has unconditional right to consideration for goods and services provided to its customers. The allowance for credit losses as of December 31, 2023 and 2022 was $23,991 and $nil, respectively.

Fair value measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 — inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash and cash equivalent, accounts receivable, accounts payable, taxes payable and accrued expenses and other current liabilities, approximate the fair value of the respective assets and liabilities as of December 31, 2023 and 2022 based upon the short-term nature of the assets and liabilities.

F-8

OÜ XDATA GROUP

NOTES TO FINANCIAL STATEMENTS

(Amounts in U.S. dollars (“US$”), except for share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is provided using the straight-line method over their expected useful lives, as follows:

Useful life
Machinery and equipment	40 – 100 months
Office furniture	60 – 120 months

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the statements of comprehensive income.

Intangible assets, net

Intangible assets are source code acquired from third-party suppliers, which mainly includes source code that can be used for the development of online banking solutions and mobile apps with finite lives are carried at cost less accumulated amortization and impairment loss, if any. Intangible assets with finite lives are amortized using the straight-line method over the estimated economic live.

Estimated useful lives are as follows:

Useful life
Acquired source code	24 months

Leases

Effective April 1, 2022, the Company adopted ASC 842, “Leases.” The adoption of this standard did not have a material impact on the Company’s financial statements. Therefore, no adjustments to opening retained earnings were necessary. The Company leases administrative office, which is classified as operating leases in accordance with Topic 842. Under Topic 842, lessees are required to recognize the following for all leases (with the exception of short-term leases, usually with an initial term of 12 months or less) on the commencement date: (i) lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (ii) right-of-use (“ROU”) asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

At the commencement date, the Company recognizes the lease liability at the present value of the lease payments not yet paid, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company’s incremental borrowing rate for the same term as the underlying lease. The ROU asset is recognized initially at cost, which primarily comprises the initial amount of the lease liability, plus any initial direct costs incurred, less any lease incentives received. All ROU assets are reviewed for impairment annually. The Company also established a capitalization threshold of $10,000 for lease to be recognized as ROU and lease liability.

For the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023, the Company had only one lease for its office with initial terms of 12 months. The Company elected the short-term lease practical expedient and did not recognize any ROU assets nor lease liabilities associated with this short-term lease. Rent expenses are recorded in operating expenses in the accompanying statements of comprehensive income.

Impairment of long-lived assets

Long-lived assets with finite lives, primarily property and equipment and land use right are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the estimated cash flows from the use of the asset and its eventual disposition are below the asset’s carrying value, then the asset is deemed to be impaired and written down to its fair value. There were no impairments of these assets as of December 31, 2023 and 2022.

Revenue recognition

The Company generates its revenues primarily through sales of its products and services and recognizes revenue in accordance with ASC 606 “Revenue from Contracts with Customers”. The core principle requires an entity to recognize revenue to depict the transfer of controls over goods or services to customers in an amount that reflects the consideration that it expects to be entitled to receive in exchange for those goods or services recognized as performance obligations are satisfied.

ASC 606 requires the use of a new five-step model to recognize revenue from customer contracts. The five-step model requires that the Company (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies the performance obligation. The application of the five-step model to the revenue streams compared to the prior guidance did not result in significant changes in the way the Company records its revenue.

F-9

In accordance with ASC 606, the Company recognizes revenue when it transfers services to customers in an amount that reflects the consideration to which the Company expects to be entitled in such exchange. For the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023, the Company has the following three revenue streams.

Internet and mobile banking solutions

The Company contracts with banks and other institutional customers to provide design and development of customized internet bank solution and mobile app. The Company identifies them as separate performance obligations in the contracts, as the development of internet bank solution and mobile app can be distinct in the context of the contract. Revenues are recognized over the time. The Company’s performance to develop the requested solutions does not create an asset with alternative use, as each individual customer of the Company has very specific needs and requirements of the internet bank solution and mobile app. Furthermore, the Company has an enforceable right to payment for performance completed to date. The Company elected to use output method to measure the overall performance completion progress to date. The contracts for the development of software do not contain return or refund terms. However, the Company does provide warranty for its performance. The warranty provided under the contracts are assurance type warranty and is recognized as cost of revenue. Historically, the Company did not incur any material warranty related costs.

Upon the completion of design and development of customized internet bank solution and mobile app, the Company charges the banks and other institutional customers subsequent subscription fees on a monthly or quarterly basis. The Company grants banks and other institutional customers a non-exclusive license to access and use its intellectual property for the license term. The Company will provide updates and modifications to the licensed application, subject to reasonable customer-specified requirements and subject to the terms and conditions of the applicable license agreement. Revenues are recognized ratably over each month or quarter as services are provided on a straight-line basis.

The Company owns the exclusive intellectual property rights to the software, design elements, and related documentation provided to its customers. The customers do not have the contractual right to take possession of the license at any time during the hosting period. Revenue is recognized over time as customers simultaneously receive and consume the benefits of the Company’s performance in providing access to its intellectual property.

Cloud-based transaction monitoring platform

The Company generates licensing revenue primarily though providing licenses for a specified group of Software, Design Elements and related Documentation to its customers on a yearly automatically refreshed licensee basis without additional notice. The licensing revenues are recognized over the services period, as the customer simultaneously receives and consumes the benefits as we perform. The Company’s contracts have a single performance obligation and are primarily on a fixed-price basis.

The Company owns the exclusive intellectual property rights to the software, design elements, and related documentation provided to its customers. The customers do not have the contractual right to take possession of the license at any time during the hosting period. Revenue is recognized over time as customers simultaneously receive and consume the benefits of the Company’s performance in providing access to its intellectual property.

Customer relationship management (“CRM”) system

The CRM system is a comprehensive back-office fintech solution designed to help financial institutions manage customer interactions and compliance procedures efficiently. The system is typically equipped with nine distinct modules, each serving a unique function to support various aspects of customer relationship management. This modular approach allows banks to customize the system according to their specific needs, ensuring a cohesive and integrated management of customer relationships.

The Company’s contracts with customers mainly contain one or more of the aforementioned services. The transaction price is allocated to each identified performance obligation based on its respective stand-alone selling price. Variable considerations that relate specifically to one or more but not all performance obligations within a contract are allocated to one or more but not all performance obligations.

The Company generates subscription revenue though providing licenses for a specified group of distinct modules and provides maintenance service during the subscription period. The license duration is on a yearly automatically refreshed basis without additional notice. The Company owns the exclusive intellectual property rights to the software, design elements, and related documentation provided to its customers. The customers do not have the contractual right to take possession of the license at any time during the hosting period. The licensing revenues are recognized over the services period, as the customer simultaneously receives and consumes the benefits as we perform.

F-10

Other than the variable fee arrangements discussed under the “Proprietary Software Development Services” section above, the Company does not provide any other variable consideration in its contracts with customers. The Company does not allow returns. The Company provides three months to one-year warranties for services provided. Such warranties are not sold separately and are assurance type. The Company accounts for the warranties in accordance with ASC 460-10. Historically, warranty costs incurred was immaterial, and the warranty costs for the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023 were all $nil. The Company recorded all revenue net of all value added taxes (“VAT”).

The summary of the Company’s total revenues by revenue streams for the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023 was as follows:

Revenue stream	For the year ended December 31, 2023	For the period from April 1, 2022 (inception) through December 31, 2022
Internet and mobile banking solutions	$2,623,952	$382,253
Cloud-based transaction monitoring platform	343,907	-
Customer relationship management (“CRM”) system	475,846	-
Other services	82,743	-
Total	$3,526,448	$382,253

Country	For the Year Ended December 31, 2023	For the period from April 1, 2022 (inception) through December 31, 2022

Armenia	$602,054	$-
Cyprus	745,375	-
UK	411,348	-
Swiss	1,081,469	283,851
Estonia	-	98,402
BVI	343,907	-
Others	342,295	-
Total	$3,526,448	$382,253

F-11

Contract Assets and Liabilities

Payment terms are established on the Company’s pre-established credit requirements based upon an evaluation of customers’ credit quality. The Company did not have contract assets as of December 31, 2022 and 2023. Contract liabilities are recognized for contracts where payment has been received in advance of delivery of the products or services. The contract liability balance can vary significantly depending on the timing when cash is received and when shipment or delivery occurs. As of December 31, 2022 and 2023, the Company had no contract liabilities. The Company had no material incremental costs for obtaining a contract and did not incur any material costs of fulfilling customer’s requests prior to the transfer of control.

Income taxes

The Company accounts for current income taxes in accordance with ASC 740 “Income Taxes”. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023. The Company does not believe there was any uncertain tax provision as of December 31, 2023 and 2022.

The Company in Estonia is subject to the income tax laws of Estonia. No income tax was generated outside the Estonia for the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023. Pursuant to the applicable income tax act and taxation act enacted in the Estonia, business entities in registered in Estonia is not subject to any corporate income tax until such income is distributed. However, the Company is required to file an annual report to the Commercial Register of Estonia. These annual reports are subject to the statutory examination by the governmental authorities after submission. The Estonian tax authorities have the right to perform a statutory examination of a company and reassesses taxes within five years from the end of the fiscal year during which a taxable event occurred. For the period from April 1, 2022 (inception) through December 31, 2022 there was no taxable event of the Company. For the year ended December 31, 2023, the Company distributed dividends of $16,161 and incurred income tax on the distributed dividends of $4,056.

Value added tax (“VAT”)

Sales revenue is reported net of VAT. The VAT is based on gross sales price and VAT rates range up to 20% for the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023, depending on the type of service sold. The VAT may be offset by VAT paid by the Company on purchased goods or services. The Company recorded a VAT payable or receivable net of payments in the accompany financial statements. All of the VAT returns filed for the Company have been and remain subject to examination by the tax authorities for the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023.

F-12

Earnings per share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period. Diluted presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants), using the treasury stock method, as if they had been converted at the beginning of the periods presented, or issuance date, if later. As of December 31, 2023 and 2022, there were no dilutive shares.

Risks and uncertainties

The main operation of the Company is located in Estonia. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by political, economic, and legal environments in Estonia, as well as by the general state of the Estonian and European economy. The Company’s results may be adversely affected by changes in the political, regulatory and social conditions in the Estonia and Europe. Although the Company has not experienced losses from these situations and believes that it is in compliance with existing laws and regulations including its organization and structure disclosed in Note 1, this may not be indicative of future results.

The Company’s business, financial condition and results of operations may also be negatively impacted by risks related to natural disasters, extreme weather conditions, health epidemics and other catastrophic incidents, which could significantly disrupt the Company’s operations.

On February 24, 2022, Russia invaded Ukraine in a major escalation of the Russia-Ukraine war. Since then, the European economy as well as Estonian economy are experiencing significant volatility. The Company’s operation has not been impacted by the ongoing military conflict, however, due to the significant uncertainties around the further development of the conflict, the potential additional sanctions and other volatilities that could be brought to the global market, it is impossible to predict the extent to which the Company’s operation and business may be impacted.

Foreign currency translation

The functional currency for XDATA is Euro (“EUR” or “€”). The Company’s financial statements have been translated into the reporting currency of U.S. Dollars (“US$”). Assets and liabilities of the Company are translated at the exchange rate at each reporting period end date. Equity is translated at historical rates. Income and expense accounts are translated at the average rate of exchange during the reporting period. The resulting translation adjustments are reported under other comprehensive income. Gains and losses resulting from foreign currency transactions are reflected in the results of operations.

F-13

The following table outlines the currency exchange rates that were used in creating the financial statements in this report:

	December 31, 2023	December 31, 2022
Year-end spot rate	US$1=€0.9035	US$1=€0.9380
Average rate	US$1=€0.9247	US$1=€0.9512

Comprehensive income

Comprehensive income consists of two components, net income (loss) and other comprehensive income (loss). The foreign currency translation gain or loss resulting from translation of the financial statements expressed in € to US$ is reported in other comprehensive income in the statements of comprehensive income.

Statement of cash flows

In accordance with ASC 230, “Statement of Cash Flows”, cash flows from the Company’s operations are formulated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Employee benefit expenses

The Company participates in a government-mandated employer social insurance plan pursuant to which certain health insurance, pension insurance, and unemployment insurance are provided to eligible full-time employees. The relevant labor regulations require the Company to pay the social tax and made the mandate unemployment insurance contributions to local labor and social welfare authorities monthly based on the applicable benchmarks and rates stipulated by the government authorities. The contributions to the government-mandated employer social insurance plan are expensed as incurred. Employee social insurance included as expenses in the statements of comprehensive income amounted to $37,329 and $268,264 for the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023, respectively.

F-14

Recent accounting pronouncements

The Company considers the applicability and impact of all accounting standards updates (“ASUs”). Management periodically reviews new accounting standards that are issued.

In November 2023, the FASB issued ASU No. 2023-07, “Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures.” This ASU expands required public entities’ segment disclosures, including disclosure of significant segment expenses that are regularly provided to the chief operating decision maker and included within each reported measure of segment profit or loss, an amount and description of its composition for other segment items and interim disclosures of a reportable segment’s profit or loss and assets. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company plans to adopt this guidance effective October 1, 2025 and the adoption of this ASU is not expected to have a material impact on its financial statements.

In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”. This ASU requires additional quantitative and qualitative income tax disclosures to enable financial statements users better assess how an entity’s operations and related tax risks and tax planning and operational opportunities affect its tax rate and prospects for future cash flows. This ASU is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company plans to adopt this guidance effective October 1, 2025 and the adoption of this ASU is not expected to have a material impact on its financial statements.

NOTE 3 — ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consist of the following:

Third Parties	December 31, 2023	December 31, 2022
Accounts receivable	$2,531,781	$31,449
Less: allowance for credit losses	-	-
Accounts receivable, net	$2,531,781	$31,449

The Company’s accounts receivable primarily includes balances due from customers when the services have been sold and delivered to customers, the Company’s contracted performance obligations have been satisfied, amount billed and the Company has an unconditional right to payment, which has not been collected as of the balance sheet dates.

F-15

NOTE 4 — PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consist of the following:

	December 31, 2023	December 31, 2022
Machinery and equipment	$97,963	$32,550
Office furniture	161,834	68,522
Subtotal	259,797	101,072
Less: accumulated depreciation	(33,447)	(6,066)
Property, plant and equipment, net	$226,350	$95,006

Depreciation expense was $26,526 and $5,982 for the year ended December 31, 2023 and the period from April 1, 2022 (inception) through December 31, 2022, respectively.

NOTE 5 – INTANGIBLE ASSETS, NET

Intangible assets, net, consist of the following:

	December 31, 2023	December 31, 2022

Acquired source code	$110,682	$106,608
Less: accumulated amortization	(69,176)	(13,326)
Intangible assets, net	41,506	93,282

Amortization expenses was $54,074 and $13,142 for the year ended December 31, 2023 and the period from April 1, 2022 (inception) through December 31, 2022, respectively.

F-16

NOTE 6 — DEBTS

a. Convertible debt

On April 7, 2022, the Company entered into a convertible loan agreement (the “Convertible Loan Agreement”) with OKONTO OÜ (“OKONTO”) pursuant to which OKONTO agreed to provide the Company a convertible loan facility of €200,000 (approximately $221,364) for general corporate purposes. The Company has the right to draw down under this loan facility within one month from the date of the agreement. For any drawn down under this loan facility, the Company is required to repay the drawn down amount within 24 months from the date of the drawn down. Early repayment is allowed with OKONTO’s written consent. All drawdowns are subject to an interest rate of 4% per annum. OKONTO has the option to convert the outstanding loan amount in full or in part into ordinary shares of the Company within a period of thirty-six months from the date of the agreement. The conversion shall involve an independent appraisal to determine the number of shares to be issued. On April 8, 2022, the Company drew down the full €200,000 from the loan facility. As of December 31, 2022 and 2023, €200,000 and €183,283 were outstanding respectively. The Company assessed and concluded that the embedded conversion option is not required to be bifurcated in accordance with ASC 815.

b. Term loan

On November 20, 2023, the Company entered into a loan agreement with OKONTO pursuant to which OKONTO agreed to provide the Company a term loan facility of up to €500,000 (approximately $553,410) for general corporate purposes. The Company can request for one or more tranches of the maximum loan amount. The Company is required to repay the outstanding loan within 1 year from the date of agreement unless accelerated either by the Company or by OKONTO. The outstanding loan is subject to an interest rate of 4% per annum. As of December 31, 2023, $553,410 (or €500,000) was outstanding.

On December 15, 2023, the Company entered into a loan agreement with OKONTO pursuant to which OKONTO agreed to provide the Company a term loan facility of up to €620,000 (approximately $686,228) for general corporate purposes. The Company can request for one or more tranches of the maximum loan amount. The Company is required to repay the outstanding loan by December 31, 2024 unless accelerated either by the Company or by OKONTO. The outstanding loan is subject to an interest rate of 4% per annum. As of December 31, 2023, $686,228 (or €620,000) was outstanding.

F-17

NOTE 7 — RELATED PARTY

The table below sets forth major related parties of the Company and their relationships with the Company:

Entity or Individual Name	Relationship with the Company
Roman Eloshvili	Sole owner of the Company and CEO of the Company
Donat Husjainov	CPO of the Company
Mikhail Dunaev	CIO of the Company
Vladimir Lazarev	Head of Development of the Company
Xdatapay OÜ	100% held by Roman Eloshvili
Osaühing ESV Service	Controlled by Roman Eloshvili
Tezara OÜ	Controlled by Roman Eloshvili
Ü KARLENHOF	Controlled by Roman Eloshvili
Osaühing Asparagos	Controlled by Roman Eloshvili
Xdata am LLC	Controlled by Roman Eloshvili
Xdata Spain LLC	Controlled by Roman Eloshvili

The Company entered into the following related party transaction for the year ended December 31, 2023: Xdatapay OÜ provided project management service to the Company for TBB project, the total service fee is approximately $12,436 (or €11,500).

NOTE 8 — TAXES

The Company in Estonia is subject to the income tax laws of Estonia. No income tax was generated outside the Estonia for the period from April 1, 2022 (inception) through December 31, 2022 and for the year ended December 31, 2023. Pursuant to the applicable income tax act and taxation act enacted in the Estonia, business entities registered in Estonia is not subject to any corporate income tax until such income is distributed. Upon distribution, the distributed amount will be taxed at a flat rate of 20%. For the period from April 1, 2022 (inception) through December 31, 2022 there was no taxable event of the Company. For the year ended December 31, 2023, the Company distributed dividends of $16,161 and incurred income tax on the distributed dividends of $4,056.

NOTE 9 — CONCENTRATIONS

For the period from April 1, 2022 (inception) through December 31, 2022, two customers accounted for approximately 74.3% and 25.7% of the Company’s total revenue. For the year ended December 31, 2023 four customers accounted for approximately 20.2%, 18.4%, 17.1% and 12.3% of the Company’s total revenue.

As of December 31, 2022 one customer accounted for 100% of the accounts receivable balance. As of December 31, 2023, four customers accounted for 28.9%, 26.2%, 13.9% and 10.5% of the accounts receivable balance, respectively.

For the year ended December 31, 2023 two suppliers accounted for 13.4% and 10.3% of the Company’s total purchases. For the year ended December 31, 2022, one supplier accounted for 11.0% of the Company’s total purchases.

As of December 31, 2022, two suppliers accounted for 71.1% and 26.0% of the accounts payable balance. As of December 31, 2023, four suppliers accounted for 46.5%, 18.2%, 11.4% and 10.2% of the accounts payable balance, respectively.

F-18

NOTE 10 — SHAREHOLDER’S EQUITY

Ordinary Share

The Company was established under the laws of the Estonia on April 1, 2022. The authorized number of ordinary shares was one share with par value of $2,681 (€2,500) per share. As of December 31, 2022 and 2023, 1 ordinary share is issued and outstanding.

NOTE 11 — COMMITMENTS AND CONTINGENCIES

Contingencies

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. The Company’s management does not expect any liability from the disposition of such claims and litigation individually or in the aggregate to have a material adverse impact on the Company’s financial position, results of operations and cash flows. The Company currently does not have any material legal proceedings.

NOTE 12 — SEGMENT REPORTING

An operating segment is a component of the Company that engages in business activities from which it may earn revenues and incur expenses, and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by the Company’s chief operating decision maker in order to allocate resources and assess performance of the segment.

The management of the Company concludes that it has only one reporting segment. The Company’s services have similar economic characteristics with respect to service content, suppliers, marketing and promotions, customers and methods of distribution. The Company’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews results when making decisions about allocating resources and assessing performance of the Company, rather than by product types or geographic area; hence the Company has only one reporting segment.

NOTE 13 — SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before these financial statements are issued, the Company has evaluated all events or transactions that occurred up to the date of filing, except as disclosed below and elsewhere in the notes to the financial statements, no other subsequent events were identified that would have required adjustment or disclosure in the financial statements:

On August 13, 2024, the Company’s sole shareholder approved the increase of the authorized shares of the Company’s ordinary shares to 4 and approved the issuance of additional 3 shares of the Company’s ordinary shares with total par value of €7,500 (approximately $8,301) to the sole shareholder. In connection with the issuance, the sole shareholder of the Company contributed €7,500 (approximately $8,301) to the Company’s bank account.

On September 10, 2024, the Company, Roman Eloshvili and OKONTO entered into a termination agreement, which mutually agree to terminate all related exhibits to the Convertible Loan Agreement, both originally effective from April 7, 2022. As a result, the conversion option is terminated, and all rights and obligations under the Convertible Loan Agreement ceased as of the effective date of this termination, and no further claims or liabilities shall arise from it. Neither party shall owe any further obligations to the other arising from the Convertible Loan Agreement, except unpaid payments.

On September 25, 2024, the Company and ELSIANA LIMITED (“ELSIANA”), a company incorporated and existing under the laws of the Republic of Cyprus entered into a Credit Line Facility Agreement, which ELSIANA agreed to grant a loan facility of the maximum principal amount up to $4,000,000 for general operational needs, working capital or other budgetary purposes. The Company is required to repay the Loan and/or all tranches provided, by the date falling eight years from the date of this agreement. All drawdowns are subject to an interest rate of 4% per annum.

F-19

OÜ XDATA GROUP

BALANCE SHEETS

(Amounts in U.S. dollars (“US$”), except for share, per share data and other certain matters)

	June 30,	December 31,
	2024	2023
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$405,944	$1,089,491
Accounts receivable	3,806,165	2,531,781
Advance to suppliers	1,545	2,183
Prepayments and other current assets	44,986	64,496
Total Current Assets	4,258,640	3,687,951

Property, equipment and software, net	256,932	226,350
Intangible assets, net	13,386	41,506
Loan receivable	642,508	-
Amount due to related parties	27,771	-
Total Non-Current Assets	940,597	267,856
Total Assets	$5,199,237	$3,955,807

LIABILITIES, AND SHAREHOLDER’S EQUITY
Current Liabilities
Accounts payable	$199,405	$68,584
Accrued expenses and other current liabilities	384,344	281,011
Convertible debt - current portion	196,268	202,862
Short-term debts	1,199,349	1,239,637
Total Current Liabilities	1,979,366	1,792,094

Long-term debts	53,544	-
Total Non-Current Liabilities	53,544	-
Total Liabilities	2,032,910	1,792,094

Shareholder’s Equity
Ordinary Share (€2,500 par value, 1 share authorized and 1 share issued and outstanding as of June 30, 2024 and December 31, 2023, respectively)	2,768	2,768
Retained earnings	3,187,764	2,108,395
Accumulated other comprehensive income	(24,205)	52,550
Total Shareholder’s Equity	3,166,327	2,163,713
Total Liabilities and Shareholder’s Equity	$5,199,237	$3,955,807

The accompanying notes are an integral part of these audited financial statements.

F-20

OÜ XDATA GROUP

STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(Amounts in U.S. dollars (“US$”), except for share and per share data)

	For the Six Months Ended June 30, 2024	For the Six Months Ended June 30, 2023

Net Revenues	$3,048,054	$1,343,256
Cost of revenues	(817,986)	(343,061)
Gross profit	2,230,068	1,000,195

Operating expenses
Selling and marketing expenses	(2,596)	-
General and administrative	(610,775)	(128,421)
Research and development expenses	(445,358)	(80,056)
Total operating expenses	(1,058,729)	(208,477)

Income from operations	1,171,339	791,718

Interest expense	(28,900)	(3,930)
Interest income	52	-
Others, net	(14,452)	(6,511)
Income before Income Taxes	1,128,039	781,277

Income tax benefits (expenses)	-	-
Net Income	1,128,039	781,277

Other comprehensive income
Foreign currency translation adjustments	-	-
Comprehensive income	$1,128,039	$781,277

Weighted average number of ordinary share outstanding
Basic and Diluted	1	1

Earnings per share
Basic and Diluted	$1,128,039	$781,277

The accompanying notes are an integral part of these audited financial statements.

F-21

OÜ XDATA GROUP

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

(Unaudited)

(Amounts in U.S. dollars (“US$”), except for share and per share data)

	Ordinary Shares		Retained	Accumulated other comprehensive	Total
	Shares	Amount	earnings	income (loss)	Equity
Balance as of January 1, 2023	1	$2,768	$108,709	$(1,240)	$110,237
Dividends Distribution	-	-	(16,161)	-	(16,161)
Net income	-	-	781,277	-	781,277
Foreign currency translation adjustments	-	-	-	8,922	8,922
Balance as of June 30, 2023	1	$2,768	$873,825	$7,682	$884,275

	Ordinary Shares		Retained	Accumulated other comprehensive	Total
	Shares	Amount	earnings	income (loss)	Equity
Balance as of January 1, 2024	1	$2,768	$2,108,395	$52,550	$2,163,713
Dividends Distribution	-	-	(48,670)	-	(48,670)
Net income	-	-	1,128,039	-	1,128,039
Foreign currency translation adjustments	-	-	-	(76,755)	(76,755)
Balance as of June 30, 2024	1	$2,768	$3,187,764	$(24,205)	$3,166,327

The accompanying notes are an integral part of these audited consolidated financial statements

F-22

OÜ XDATA GROUP

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(Amounts in U.S. dollars (“US$”), except for share and per share data)

	For the six months ended June 30, 2024	For the six months ended June 30, 2023
Cash Flows from Operating Activities
Net income	$1,128,039	$781,277
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	56,236	37,206
Changes in assets and liabilities
Accounts receivable, net	(1,370,232)	(614,554)
Advance to suppliers	573	(4,550)
Prepayments and other current assets	17,589	9,697
Accounts payable	134,380	7,503
Accrued expenses and other current liabilities	113,590	68,512
Net cash provided by operating activities	80,175	285,091
Cash Flows from Investing Activities
Purchase of property and equipment	(67,515)	(36,193)
Loans to related parties	(28,049)	-
Loans to third parties	(648,932)	-
Net cash used in investing activities	(744,496)	(36,193)
Cash Flows from Financing Activities
Payment of convertible bond	-	(18,071)
Proceeds from long-term loans	54,078	-
Proceeds from issuance of shares	-	2,702
Payment of dividends	(48,670)	(16,161)
Net cash provided by (used in) financing activities	5,408	(31,530)
Effect of exchange rate changes	(24,634)	6,254
Net change in cash	(683,547)	223,622
Cash as of the beginning of the period	$1,089,491	$124,484
Cash as of the end of the period	$405,944	$348,106
Supplemental Disclosure of Cash Flow Information
Cash paid for income taxes on fringe benefits	$2,205	$416
Cash paid for interest	$-	$-
Supplemental Disclosure of non-Cash Flow Information
Issuance of initial share for uncollected contribution	$-	$2,628

The accompanying notes are an integral part of these audited financial statements.

F-23

OÜ XDATA GROUP

NOTES TO FINANCIAL STATEMENTS

(Amounts in U.S. dollars (“US$”), except for share and per share data)

NOTE 1 — ORGANIZATION AND BUSINESS DESCRIPTION

OÜ XDATA Group (“XDATA” or the “Company”) was incorporated as a private limited company under the laws of the Republic of Estonia (“Estonia”) on April 1, 2022. The principal activities of the Company are to engage in the development and maintenance of the financial technology solutions for financial institutions.

On September 12, 2024, Alpha Star entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with XDATA and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for (i) Alpha Star will incorporate PubCo in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the merger of Alpha Star with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (iii) the share exchange between PubCo and the shareholder of XDATA (the “Share Exchange”, together with Reincorporation Merger, the “Transactions” or the “Business Combination”), resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements have been prepared in accordance with U.S. GAAP and pursuant to the applicable rules and regulations of the Securities and Exchange Commission (“SEC”).

Uses of estimates

In preparing the financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates are based on information as of the date of the financial statements. Significant estimates required to be made by management include, but are not limited to, the valuation of accounts receivable, useful lives of property, plant and equipment, the recoverability of long-lived assets, and realization of deferred tax assets. Actual results could differ from those estimates.

Cash and cash equivalents

Cash and cash equivalents includes currency on hand and deposits held by banks that can be added or withdrawn without limitation. The Company maintains most of its bank accounts in Estonia. The deposits held by banks are insured by the Guarantee Fund with a maximum limitation of EUR 100,000 (approximately $110,682) per depositor per bank. As of June 30, 2024 and December 31, 2023, $295,262 and $916,781 was not insured by the Guarantee Fund. The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of June 30, 2024 and December 31, 2023, the Company did not have any cash equivalents.

F-24

OÜ XDATA GROUP

NOTES TO FINANCIAL STATEMENTS

(Amounts in U.S. dollars (“US$”), except for share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Expected credit loss

The Company adopted Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) 326 “Financial Instruments – Credit Losses” (“ASC 326”) on April 1, 2022 by applying the modified retrospective approach. The adoption of ASC 326 did not have a material impact on the Company’s financial statements.

The Company’s accounts receivable are within the scope of ASC 326. ASC 326 introduces an approach based on expected credit losses on financial assets at amortized cost. Upon adoption of ASC 326, the Company estimates the expected credit losses for accounts receivable using the roll-rate method on a collective basis when similar risk characteristics exist. The roll-rate method stratifies the receivables balance by delinquency stages and projected forward in three-month increments using historical roll rate. In each year of the simulation, losses on the receivables are captured, and the ending delinquency stratification serves as the beginning point of the next iteration. The loss rate calculated for each delinquency stage is then adjusted for both current and forecasts of economic conditions. The management then applied the adjusted loss rate to respective receivables balance. The Company also provides specific provisions for allowance when facts and circumstances indicate that the receivable is unlikely to be collected.

Expected credit losses are included in general and administrative expenses in the statements of comprehensive income. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

Accounts receivable, net

Accounts receivables are presented net of allowance for credit loss. Accounts receivable is recognized in the period when the Company has unconditional right to consideration for goods and services provided to its customers. The allowance for credit losses as of June 30, 2024 and December 31, 2023 was $nil and $23,991, respectively.

Fair value measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-level fair value hierarchy prioritizes the inputs used to measure fair value. The hierarchy requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

●	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

●	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, quoted market prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

●	Level 3 — inputs to the valuation methodology are unobservable.

Unless otherwise disclosed, the fair value of the Company’s financial instruments, including cash and cash equivalent, accounts receivable, accounts payable, taxes payable and accrued expenses and other current liabilities, approximate the fair value of the respective assets and liabilities as of June 30, 2024 and December 31, 2023 based upon the short-term nature of the assets and liabilities.

F-25

OÜ XDATA GROUP

NOTES TO FINANCIAL STATEMENTS

(Amounts in U.S. dollars (“US$”), except for share and per share data)

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and equipment, net

Property and equipment are stated at cost less accumulated depreciation. Depreciation of property and equipment is provided using the straight-line method over their expected useful lives, as follows:

Useful life
Machinery and equipment	40 – 100 months
Office furniture	60 – 120 months

Expenditures for maintenance and repairs, which do not materially extend the useful lives of the assets, are charged to expense as incurred. Expenditures for major renewals and betterments which substantially extend the useful life of assets are capitalized. The cost and related accumulated depreciation of assets retired or sold are removed from the respective accounts, and any gain or loss is recognized in the statements of comprehensive income.

Intangible assets, net

Intangible assets are source code acquired from third-party suppliers, which mainly includes source code that can be used for the development of online banking solutions and mobile apps with finite lives are carried at cost less accumulated amortization and impairment loss, if any. Intangible assets with finite lives are amortized using the straight-line method over the estimated economic live.

Estimated useful lives are as follows:

Useful life
Acquired source code	24 months

Leases

Effective April 1, 2022, the Company adopted ASC 842, “Leases.” The adoption of this standard did not have a material impact on the Company’s financial statements. Therefore, no adjustments to opening retained earnings were necessary. The Company leases administrative office, which is classified as operating leases in accordance with Topic 842. Under Topic 842, lessees are required to recognize the following for all leases (with the exception of short-term leases, usually with an initial term of 12 months or less) on the commencement date: (i) lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (ii) right-of-use (“ROU”) asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

At the commencement date, the Company recognizes the lease liability at the present value of the lease payments not yet paid, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company’s incremental borrowing rate for the same term as the underlying lease. The ROU asset is recognized initially at cost, which primarily comprises the initial amount of the lease liability, plus any initial direct costs incurred, less any lease incentives received. All ROU assets are reviewed for impairment annually. The Company also established a capitalization threshold of $10,000 for lease to be recognized as ROU and lease liability.

For six months ended June 30, 2024 and 2023, the Company had only one lease for its office with initial terms of 12 months. The Company elected the short-term lease practical expedient and did not recognize any ROU assets nor lease liabilities associated with this short-term lease. Rent expenses are recorded in operating expenses in the accompanying statements of comprehensive income.

Impairment of long-lived assets

Long-lived assets with finite lives, primarily property and equipment and land use right are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the estimated cash flows from the use of the asset and its eventual disposition are below the asset’s carrying value, then the asset is deemed to be impaired and written down to its fair value. There were no impairments of these assets as of June 30, 2024 and December 31, 2023.

Revenue recognition

The Company generates its revenues primarily through sales of its products and services and recognizes revenue in accordance with ASC 606 “Revenue from Contracts with Customers”. The core principle requires an entity to recognize revenue to depict the transfer of controls over goods or services to customers in an amount that reflects the consideration that it expects to be entitled to receive in exchange for those goods or services recognized as performance obligations are satisfied.

ASC 606 requires the use of a new five-step model to recognize revenue from customer contracts. The five-step model requires that the Company (i) identify the contract with the customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, including variable consideration to the extent that it is probable that a significant future reversal will not occur, (iv) allocate the transaction price to the respective performance obligations in the contract, and (v) recognize revenue when (or as) the Company satisfies the performance obligation. The application of the five-step model to the revenue streams compared to the prior guidance did not result in significant changes in the way the Company records its revenue.

F-26

In accordance with ASC 606, the Company recognizes revenue when it transfers services to customers in an amount that reflects the consideration to which the Company expects to be entitled in such exchange. For the six months ended June 30, 2024 and 2023, the Company has the following three revenue streams.

Internet and mobile banking solutions

The Company contracts with banks and other institutional customers to provide design and development of customized internet bank solution and mobile app. The Company identifies them as separate performance obligations in the contracts, as the development of internet bank solution and mobile app can be distinct in the context of the contract. Revenues are recognized over the time. The Company’s performance to develop the requested solutions does not create an asset with alternative use, as each individual customer of the Company has very specific needs and requirements of the internet bank solution and mobile app. Furthermore, the Company has an enforceable right to payment for performance completed to date. The Company elected to use output method to measure the overall performance completion progress to date. The contracts for the development of software do not contain return or refund terms. However, the Company does provide warranty for its performance. The warranty provided under the contracts are assurance type warranty and is recognized as cost of revenue. Historically, the Company did not incur any material warranty related costs.

Upon the completion of design and development of customized internet bank solution and mobile app, the Company charges the banks and other institutional customers subsequent subscription fees on a monthly or quarterly basis. The Company grants banks and other institutional customers a non-exclusive license to access and use its intellectual property for the license term. The Company will provide updates and modifications to the licensed application, subject to reasonable customer-specified requirements and subject to the terms and conditions of the applicable license agreement. Revenues are recognized ratably over each month or quarter as services are provided on a straight-line basis.

The Company owns the exclusive intellectual property rights to the software, design elements, and related documentation provided to its customers. The customers do not have the contractual right to take possession of the license at any time during the hosting period. Revenue is recognized over time as customers simultaneously receive and consume the benefits of the Company’s performance in providing access to its intellectual property.

Cloud-based transaction monitoring platform

The Company generates licensing revenue primarily though providing licenses for a specified group of Software, Design Elements and related Documentation to its customers on a yearly automatically refreshed licensee basis without additional notice. The licensing revenues are recognized over the services period, as the customer simultaneously receives and consumes the benefits as we perform. The Company’s contracts have a single performance obligation and are primarily on a fixed-price basis.

The Company owns the exclusive intellectual property rights to the software, design elements, and related documentation provided to its customers. The customers do not have the contractual right to take possession of the license at any time during the hosting period. Revenue is recognized over time as customers simultaneously receive and consume the benefits of the Company’s performance in providing access to its intellectual property.

Customer relationship management (“CRM”) system

The CRM system is a comprehensive back-office fintech solution designed to help financial institutions manage customer interactions and compliance procedures efficiently. The system is typically equipped with nine distinct modules, each serving a unique function to support various aspects of customer relationship management. This modular approach allows banks to customize the system according to their specific needs, ensuring a cohesive and integrated management of customer relationships.

The Company’s contracts with customers mainly contain one or more of the aforementioned services. The transaction price is allocated to each identified performance obligation based on its respective stand-alone selling price. Variable considerations that relate specifically to one or more but not all performance obligations within a contract are allocated to one or more but not all performance obligations.

The Company generates subscription revenue though providing licenses for a specified group of distinct modules and provides maintenance service during the subscription period. The license duration is on a yearly automatically refreshed basis without additional notice. The Company owns the exclusive intellectual property rights to the software, design elements, and related documentation provided to its customers. The customers do not have the contractual right to take possession of the license at any time during the hosting period. The licensing revenues are recognized over the services period, as the customer simultaneously receives and consumes the benefits as we perform.

F-27

Other than the variable fee arrangements discussed under the “Proprietary Software Development Services” section above, the Company does not provide any other variable consideration in its contracts with customers. The Company does not allow returns. The Company provides three months to one-year warranties for services provided. Such warranties are not sold separately and are assurance type. The Company accounts for the warranties in accordance with ASC 460-10. Historically, warranty costs incurred was immaterial, and the warranty costs for the six months ended June 30, 2024 and 2023, were all $nil. The Company recorded all revenue net of all value added taxes (“VAT”).

The summary of the Company’s total revenues by revenue streams for the six months ended June 30, 2024 and 2023, was as follows:

Revenue stream	For the six months ended June 30, 2024	For the six months ended June 30, 2023
Internet and mobile banking solutions	$1,481,769	$845,872
Cloud-based transaction monitoring platform	-	-
Customer relationship management (“CRM”) system	454,253	454,014
Other services	1,112,032	43,370
Total	$3,048,054	$1,343,256

Country	For the six months ended June 30, 2024	For the six months ended June 30, 2023

Armenia	$788,831	$277,273
Cyprus	239,313	454,014
UK	284,453	64,859
Swiss	-	432,395
Estonia	97,789	-
GBT	71,383	71,345
Marchal Island	129,786	-
Hong Kong	1,081,554	-
Malta	324,466	-
Others	30,479	43,370
Total	$3,048,054	$1,343,256

F-28

Contract Assets and Liabilities

Payment terms are established on the Company’s pre-established credit requirements based upon an evaluation of customers’ credit quality. The Company did not have contract assets as of June 30, 2024 and December 31, 2023. Contract liabilities are recognized for contracts where payment has been received in advance of delivery of the products or services. The contract liability balance can vary significantly depending on the timing when cash is received and when shipment or delivery occurs. As of June 30, 2024 and December 31, 2023, the Company had no contract liabilities. The Company had no material incremental costs for obtaining a contract and did not incur any material costs of fulfilling customer’s requests prior to the transfer of control.

Income taxes

The Company accounts for current income taxes in accordance with ASC 740 “Income Taxes”. Deferred income taxes are recognized when temporary differences exist between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period including the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the six months ended June 30, 2024 and 2023. The Company does not believe there was any uncertain tax provision as of June 30, 2024 and December 31, 2023.

The Company in Estonia is subject to the income tax laws of Estonia. No income tax was generated outside the Estonia during the six months ended June 30, 2024 and 2023. Pursuant to the applicable income tax act and taxation act enacted in the Estonia, business entities in registered in Estonia is not subject to any corporate income tax until such income is distributed. However, the Company is required to file an annual report to the Commercial Register of Estonia. These annual reports are subject to the statutory examination by the governmental authorities after submission. The Estonian tax authorities have the right to perform a statutory examination of a company and reassesses taxes within five years from the end of the fiscal year during which a taxable event occurred. For the six months ended June 30, 2024 and 2023, there was no taxable event of the Company. For the six months ended June 30, 2024, the Company distributed dividends of $48,670 and incurred income tax on the distributed dividends of $11,696. For the six months ended June 30, 2023, the Company distributed dividends of $16,161 and incurred income tax on the distributed dividends of $4,056.

Value added tax (“VAT”)

Sales revenue is reported net of VAT. The VAT is based on gross sales price and VAT rates range up to 20% for the six months ended June 30, 2024 and 2023, depending on the type of service sold. The VAT may be offset by VAT paid by the Company on purchased goods or services. The Company recorded a VAT payable or receivable net of payments in the accompany financial statements. All of the VAT returns filed for the Company have been and remain subject to examination by the tax authorities for the six months ended June 30, 2024 and 2023.

F-29

Earnings per share

The Company computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires companies with complex capital structures to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period. Diluted presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants), using the treasury stock method, as if they had been converted at the beginning of the periods presented, or issuance date, if later. As of June 30, 2024 and December 31, 2023, there were no dilutive shares.

Risks and uncertainties

The main operation of the Company is located in Estonia. Accordingly, the Company’s business, financial condition, and results of operations may be influenced by political, economic, and legal environments in Estonia, as well as by the general state of the Estonian and European economy. The Company’s results may be adversely affected by changes in the political, regulatory and social conditions in the Estonia and Europe. Although the Company has not experienced losses from these situations and believes that it is in compliance with existing laws and regulations including its organization and structure disclosed in Note 1, this may not be indicative of future results.

The Company’s business, financial condition and results of operations may also be negatively impacted by risks related to natural disasters, extreme weather conditions, health epidemics and other catastrophic incidents, which could significantly disrupt the Company’s operations.

On February 24, 2022, Russia invaded Ukraine in a major escalation of the Russia-Ukraine war. Since then, the European economy as well as Estonian economy are experiencing significant volatility. The Company’s operation has not been impacted by the ongoing military conflict, however, due to the significant uncertainties around the further development of the conflict, the potential additional sanctions and other volatilities that could be brought to the global market, it is impossible to predict the extent to which the Company’s operation and business may be impacted.

Foreign currency translation

The functional currency for XDATA is Euro (“EUR” or “€”). The Company’s financial statements have been translated into the reporting currency of U.S. Dollars (“US$”). Assets and liabilities of the Company are translated at the exchange rate at each reporting period end date. Equity is translated at historical rates. Income and expense accounts are translated at the average rate of exchange during the reporting period. The resulting translation adjustments are reported under other comprehensive income. Gains and losses resulting from foreign currency transactions are reflected in the results of operations.

F-30

The following table outlines the currency exchange rates that were used in creating the financial statements in this report:

	June 30, 2024	June 30, 2023	December 31, 2023
Period-end spot rate	US$1=€ 0.9338	N/A	US$1=€0.9035
Average rate	US$1=€ 0.9246	US$1=€ 0.9251	N/A

Comprehensive income

Comprehensive income consists of two components, net income (loss) and other comprehensive income (loss). The foreign currency translation gain or loss resulting from translation of the financial statements expressed in € to US$ is reported in other comprehensive income in the statements of comprehensive income.

Statement of cash flows

In accordance with ASC 230, “Statement of Cash Flows”, cash flows from the Company’s operations are formulated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statements of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheets.

Employee benefit expenses

The Company participates in a government-mandated employer social insurance plan pursuant to which certain health insurance, pension insurance, and unemployment insurance are provided to eligible full-time employees. The relevant labor regulations require the Company to pay the social tax and made the mandate unemployment insurance contributions to local labor and social welfare authorities monthly based on the applicable benchmarks and rates stipulated by the government authorities. The contributions to the government-mandated employer social insurance plan are expensed as incurred. Employee social insurance included as expenses in the statements of comprehensive income amounted to $92,994 and $286,974 for the six months ended June 30, 2024 and 2023, respectively.

Recent accounting pronouncements

The Company considers the applicability and impact of all accounting standards updates (“ASUs”). Management periodically reviews new accounting standards that are issued.

In November 2023, the FASB issued ASU No. 2023-07, “Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures.” This ASU expands required public entities’ segment disclosures, including disclosure of significant segment expenses that are regularly provided to the chief operating decision maker and included within each reported measure of segment profit or loss, an amount and description of its composition for other segment items and interim disclosures of a reportable segment’s profit or loss and assets. This ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company plans to adopt this guidance effective October 1, 2025 and the adoption of this ASU is not expected to have a material impact on its financial statements.

In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”. This ASU requires additional quantitative and qualitative income tax disclosures to enable financial statements users better assess how an entity’s operations and related tax risks and tax planning and operational opportunities affect its tax rate and prospects for future cash flows. This ASU is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. The Company plans to adopt this guidance effective October 1, 2025 and the adoption of this ASU is not expected to have a material impact on its financial statements.

F-31

NOTE 3 — PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consist of the following:

	June 30, 2024	December 31, 2023
Machinery and equipment	$153,733	$97,963
Office furniture	164,466	161,834
Subtotal	318,199	259,797
Less: accumulated depreciation	(61,267)	(33,447)
Property, plant and equipment, net	$256,932	$226,350

Depreciation expense was $29,197 and $10,181 for the six months ended June 30, 2024 and 2023, respectively.

NOTE 4 – INTANGIBLE ASSETS, NET

Intangible assets, net, consist of the following:

	June 30, 2024	December 31, 2023

Acquired source code	$107,085	$110,682
Less: accumulated amortization	(93,699)	(69,176)
Intangible assets, net	13,386	41,506

Amortization expenses was $27,039 and $27,025 for the six months ended June 30, 2024 and 2023, respectively.

F-32

NOTE 5 — LOAN RECEIVABLE

On January 8, 2024, the Company entered into a loan agreement (the “LEONARDA LOAN”) with LEONARDA INVEST AKTSIASELTS (“LEONARDA”) pursuant to which the Company agreed to provide LEONARDA a loan facility of €600,000 (approximately $642,508) for daily business transactions and general operational expenses, with an interest rate of 6.5% per annum.

LEONARDA, as a major shareholder of AS TBB Pank (“TBB”) which is the business partner of the Company, pledged 689,000 shares of TBB under the LEONARDA LOAN. As a result, the shares could only be removed with the explicit written consent from the Company, to ensure that the pledge remains in place as a safeguard for the loan until all obligations under the loan agreement are fulfilled. The repayment date was agreed to be July 31, 2024, with late payment interest rate as 0.01% which is calculated daily based on the overdue unpaid amount.

NOTE 6 — DEBTS

a. Convertible debt

On April 7, 2022, the Company entered into a convertible loan agreement (the “Convertible Loan Agreement”) with OKONTO OÜ (“OKONTO”) pursuant to which OKONTO agreed to provide the Company a convertible loan facility of €200,000 (approximately $221,364) for general corporate purposes. The Company has the right to draw down under this loan facility within one month from the date of the agreement. For any drawn down under this loan facility, the Company is required to repay the drawn down amount within 24 months from the date of the drawn down. Early repayment is allowed with OKONTO’s written consent. All drawdowns are subject to an interest rate of 4% per annum. OKONTO has the option to convert the outstanding loan amount in full or in part into ordinary shares of the Company within a period of thirty-six months from the date of the agreement. The conversion shall involve an independent appraisal to determine the number of shares to be issued. On April 8, 2022, the Company drew down the full €200,000 from the loan facility.

On April 1, 2024, the Company and OKONTO entered into an Amendment Addendum to extend the repayment date from April 10, 2024 to April 10, 2025. As of June 30, 2024 and December 31, 2023, €183,283 was outstanding. The Company assessed and concluded that the embedded conversion option is not required to be bifurcated in accordance with ASC 815.

On September 10, 2024, the Company, Roman Eloshvili and OKONTO entered into a termination agreement, which mutually agree to terminate all related exhibits to the Convertible Loan Agreement, both originally effective from April 7, 2022. As a result, the conversion option is terminated, and all rights and obligations under the Convertible Loan Agreement ceased as of the effective date of this termination, and no further claims or liabilities shall arise from it. Neither party shall owe any further obligations to the other arising from the Convertible Loan Agreement, except unpaid payments.

b. Term loan

On November 20, 2023, the Company entered into a loan agreement with OKONTO pursuant to which OKONTO agreed to provide the Company a term loan facility of up to €500,000 (approximately $553,410) for general corporate purposes. The Company can request for one or more tranches of the maximum loan amount. The Company is required to repay the outstanding loan within 1 year from the date of agreement unless accelerated either by the Company or by OKONTO. The outstanding loan is subject to an interest rate of 4% per annum. As of June 30, 2024 and December 31, 2023, €500,000 was outstanding.

On December 15, 2023, the Company entered into a loan agreement with OKONTO pursuant to which OKONTO agreed to provide the Company a term loan facility of up to €620,000 (approximately $686,228) for general corporate purposes. The Company can request for one or more tranches of the maximum loan amount. The Company is required to repay the outstanding loan by December 31, 2024 unless accelerated either by the Company or by OKONTO. The outstanding loan is subject to an interest rate of 4% per annum. As of June 30, 2024 and December 31, 2023, €620,000 was outstanding.

On April 17, 2024, the Company entered into a loan agreement with BFI INVESTMENTS ALPHA LTD (“BFI”) pursuant to which BFI agreed to provide the Company a term loan facility of up to $100,000 for general corporate purposes. The Company can request for one or more tranches of the maximum loan amount. The Company is required to repay the outstanding loan by April 16, 2025 unless either accelerated or extended if both sides agree to. The outstanding loan is subject to an interest rate of 4% per annum. As of June 30, 2024, $50,000 was outstanding.

F-33

NOTE 7 — RELATED PARTY

The table below sets forth major related parties of the Company and their relationships with the Company:

Entity or Individual Name	Relationship with the Company
Roman Eloshvili	Sole owner of the Company and CEO of the Company
Donat Husjainov	CPO of the Company
Mikhail Dunaev	CIO of the Company
Vladimir Lazarev	Head of Development of the Company
Xdatapay OÜ	100% held by Roman Eloshvili
Osaühing ESV Service	Controlled by Roman Eloshvili
Tezara OÜ	Controlled by Roman Eloshvili
Ü KARLENHOF	Controlled by Roman Eloshvili
Osaühing Asparagos	Controlled by Roman Eloshvili
Xdata am LLC	Controlled by Roman Eloshvili
Xdata Spain LLC	Controlled by Roman Eloshvili

The Company entered into the following related party transaction for the six months ended June 30, 2024: On June 17, 2024, the Company entered into a loan agreement with Xdata AM LLC (Xdata AM) a term loan facility of up to AMD 20,000,000 (approximately $51,670) for general corporate purposes. Xdata AM can request for one or more tranches of the maximum loan amount. Xdata AM is required to repay the outstanding loan by June 16, 2025 unless either accelerated or extended if both sides agree to. The outstanding loan is subject to an interest rate of 4% per annum. As of June 30, 2024, the amount of loan receivable was $27,771 (€25,934).

NOTE 8 — TAXES

The Company in Estonia is subject to the income tax laws of Estonia. No income tax was generated outside the Estonia for the six months ended June 30, 2024 and 2023. Pursuant to the applicable income tax act and taxation act enacted in the Estonia, business entities registered in Estonia is not subject to any corporate income tax until such income is distributed. Upon distribution, the distributed amount will be taxed at a flat rate of 20%. For the six months ended June 30, 2024, the Company distributed dividends of $48,670 and incurred income tax on the distributed dividends of $11,696. For the six months ended June 30, 2023, the Company distributed dividends of $16,161 and incurred income tax on the distributed dividends of $4,056.

NOTE 9 — CONCENTRATIONS

For the six months ended June 30, 2023, three customers accounted for approximately 32.2%, 24.1% and 20.6% of the Company’s total revenue. For the six months ended June 30, 2024, three customers accounted for approximately 35.5%, 16.0% and 10.7% of the Company’s total revenue.

As of December 31, 2023, four customers accounted for 28.9%, 26.2%, 13.9% and 10.5% of the accounts receivable balance. As of June 30, 2024, two customers accounted for 28.1% and 12.7% of the accounts receivable balance.

F-34

NOTE 10 — SHAREHOLDER’S EQUITY

Ordinary Share

The Company was established under the laws of the Estonia on April 1, 2022. The authorized number of ordinary shares was one share with par value of $2,681 (€2,500) per share. As of June 30, 2024 and December 31, 2023, 1 ordinary share is issued and outstanding.

NOTE 11 — COMMITMENTS AND CONTINGENCIES

Contingencies

From time to time, the Company is a party to various legal actions arising in the ordinary course of business. The Company accrues costs associated with these matters when they become probable, and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. The Company’s management does not expect any liability from the disposition of such claims and litigation individually or in the aggregate to have a material adverse impact on the Company’s financial position, results of operations and cash flows. The Company currently does not have any material legal proceedings.

NOTE 12 — SEGMENT REPORTING

An operating segment is a component of the Company that engages in business activities from which it may earn revenues and incur expenses and is identified on the basis of the internal financial reports that are provided to and regularly reviewed by the Company’s chief operating decision maker in order to allocate resources and assess performance of the segment.

The management of the Company concludes that it has only one reporting segment. The Company’s services have similar economic characteristics with respect to service content, suppliers, marketing and promotions, customers and methods of distribution. The Company’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews results when making decisions about allocating resources and assessing performance of the Company, rather than by product types or geographic area; hence the Company has only one reporting segment.

NOTE 13 — SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before these financial statements are issued, the Company has evaluated all events or transactions that occurred up to the date of filing, except as disclosed below and elsewhere in the notes to the financial statements, no other subsequent events were identified that would have required adjustment or disclosure in the financial statements:

On August 13, 2024, the Company’s sole shareholder approved the increase of the authorized shares of the Company’s ordinary shares to 4 and approved the issuance of additional 3 shares of the Company’s ordinary shares with total par value of €7,500 (approximately $8,301) to the sole shareholder. In connection with the issuance, the sole shareholder of the Company contributed €7,500 (approximately $8,301) to the Company’s bank account.

On September 10, 2024, the Company, Roman Eloshvili and OKONTO entered into a termination agreement, which mutually agree to terminate all related exhibits to the Convertible Loan Agreement, both originally effective from April 7, 2022. As a result, the conversion option is terminated, and all rights and obligations under the Convertible Loan Agreement ceased as of the effective date of this termination, and no further claims or liabilities shall arise from it. Neither party shall owe any further obligations to the other arising from the Convertible Loan Agreement, except unpaid payments.

On September 21, 2024, the Company, Alpha Star and PubCo entered into an Expense Settlement Agreement, pursuant to which, the Company agreed to bear and cover the cost in relation to PubCo’s business operating cost starting from September 1, 2024. Alpha Star and PubCo agreed that Company will assume financial responsibility for such expenses as detailed in expense reports or invoices provided by third parties or directly incurred by PubCo.

On September 25, 2024, the Company and ELSIANA LIMITED (“ELSIANA”), a company incorporated and existing under the laws of the Republic of Cyprus entered into a Credit Line Facility Agreement, which ELSIANA agreed to grant a loan facility of the maximum principal amount up to $4,000,000 for general operational needs, working capital or other budgetary purposes. The Company is required to repay the Loan and/or all tranches provided, by the date falling eight years from the date of this agreement. All drawdowns are subject to an interest rate of 4% per annum.

By the date of filing, the Company has not received the repayment from LEONARDA and sent a formal warning notification to request LEONARDA immediate action to fulfill its obligations under the LEONARDA LOAN.

F-35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Alpha Star Acquisition Corporation

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Alpha Star Acquisition Corporation and its subsidiary (the Company) as of December 31, 2024 and 2023, and the related consolidated statements of operations, changes in stockholders’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no revenue, it incurred and expects to continue to incur significant professional costs to remain as a publicly traded company and to incur significant transaction costs in pursuit of the consummation of a Business Combination. The Company’s cash and working capital as of December 31, 2024 are not sufficient to complete its planned activities for one year from the issuance date of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2021.

Irvine, California

February 24, 2025

F-36

ALPHA STAR ACQUISITION CORPORATION AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2024	2023
Assets
Current assets:
Prepaid expense	$1,500	$12,500
Marketable securities held in trust account – current	10,819,317	-
Total current assets	10,820,817	12,500
Noncurrent assets:
Marketable securities held in trust account	292,536	101,590,662
Total noncurrent assets	292,536	101,590,662
Total assets	$11,113,353	$101,603,162

Liabilities and stockholders’ deficit
Current liabilities:
Accrued expenses and other liability	$350,213	$220,401
Promissory notes and loan payable to Sponsor	394,488	5,755,961
Due to Sponsor	-	212,660
Redemption liability	10,819,317	-
Total current liabilities	11,564,018	6,189,022
Noncurrent liabilities:
Deferred underwriting commissions	2,875,000	2,875,000
Total noncurrent liabilities	2,875,000	2,875,000
Total liabilities	14,439,018	9,064,022

Commitment and contingencies (Note 6)

Ordinary shares subject to possible redemption, 22,664 and 9,063,503 shares at redemption value of $12.91 and $11.21 per share at December 31, 2024 and 2023, respectively	292,536	101,605,662

Stockholders’ deficit:
Ordinary shares, par value $0.001, authorized 50,000,000 shares; 3,205,000 and 3,205,000 shares issued and outstanding at December 31, 2024 and 2023, respectively, excluding 22,664 and 9,063,503 shares subject to possible redemption	3,205	3,205
Additional paid-in capital	6,760,441	-
Accumulated deficit	(10,381,847)	(9,069,727)
Total stockholders’ deficit	(3,618,201)	(9,066,522)

Total liabilities and stockholders’ deficit	$11,113,353	$101,603,162

The accompanying notes are an integral part of the consolidated financial statements.

F-37

ALPHA STAR ACQUISITION CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year ended December 31, 2024	For the Year ended December 31, 2023
Operating expenses:
Formation and operational costs	$913,909	$435,287
Loss from operations	(913,909)	(435,287)

Other income:
Interest and dividends earned in trust account	2,258,472	5,359,035
Other income	-	350
Total other income	2,258,472	5,359,385

Income before income taxes	1,344,563	4,924,098

Income tax expense	-	-
Net income	$1,344,563	$4,924,098

Basic and diluted weighted average shares outstanding
Redeemable ordinary shares, basic and diluted	3,542,643	10,411,921
Redeemable ordinary shares, basic and diluted net income per share	$0.59	$0.58

Non-redeemable ordinary shares, basic and diluted	3,205,000	3,205,000
Non-redeemable ordinary shares, basic and diluted net loss per share	$(0.23)	$(0.33)

The accompanying notes are an integral part of the consolidated financial statements.

F-38

ALPHA STAR ACQUISITION CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

For the years ended December 31, 2024 and 2023

	Ordinary Shares		Additional Paid-In	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Deficit
Balance at January 1, 2024	3,205,000	$3,205	$-	$(9,069,727)	$(9,066,522)
Subsequent measurement of ordinary shares subject to possible redemption (interest earned and unrealized gain on trust account)	-	-	(126,789)	(2,131,683)	(2,258,472)
Subsequent measurement of ordinary shares subject to possible redemption (additional funding for business combination extension)	-	-	(105,000)	(525,000)	(630,000)
Debt forgiveness from sponsor			6,992,230		6,992,230
Net income	-	-	-	1,344,563	1,344,563
Balance at December 31, 2024	3,205,000	$3,205	$6,760,441	$(10,381,847)	$(3,618,201)

	Ordinary Shares		Additional Paid-In	Accumulated	Total Stockholders’
	Shares	Amount	Capital	Deficit	Deficit
Balance at January 1, 2023	3,205,000	$3,205	$-	$(4,522,095)	$(4,518,890)

Subsequent measurement of ordinary shares subject to possible redemption (interest earned and unrealized gain on trust account)	-	-	-	(5,359,035)	(5,359,035)
Subsequent measurement of ordinary shares subject to possible redemption (additional funding for business combination extension)	-	-	-	(4,112,695)	(4,112,695)
Net income	-	-	-	4,924,098	4,924,098
Balance at December 31, 2023	3,205,000	$3,205	$-	$(9,069,727)	$(9,066,522)

The accompanying notes are an integral part of the consolidated financial statements.

F-39

ALPHA STAR ACQUISITION CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year ended December 31, 2024	For the Year ended December 31, 2023
Cash flows from operating activities:
Net income	$1,344,563	$4,924,098

Net changes in operating assets & liabilities:
Prepaid expenses	11,000	(12,500)
Interest and dividends earned in trust account	(2,258,472)	(5,359,035)
Due to Sponsor	529,702	190,963
Accrued expenses and other liability	129,812	20,549
Net cash used in operating activities	(243,395)	(235,925)

Cash flows from investing activities:
Investment of cash in Trust Account	(630,000)	(4,112,695)
Proceeds from sales of marketable securities held in Trust Account to redeem public shares	93,382,281	26,094,884
Proceeds from sales of marketable securities held in Trust Account for Trust account service fee	-	15,000
Cash deposit to Trust Account for overdraft of Trust Account service fee	(15,000)	-
Net cash provided by investing activities	92,737,281	21,997,189

Cash flows from financing activities:
Proceeds of Promissory Notes and Sponsor Loan	888,395	4,222,629
Redemption of Public Shares	(93,382,281)	(26,094,884)
Net cash used in financing activities	(92,493,886)	(21,872,255)

Net decrease in cash in escrow	-	(110,991)
Cash in escrow at beginning of period	-	110,991
Cash in escrow at end of period	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
subsequent measurement of ordinary shares subject to redemption (interest earned on trust account and extension deposits)	$2,888,472	$9,471,730
Debt forgiveness by Sponsor	$6,992,230	$-
Redemption liabilities accrued for ordinary shares rendered for redemption	$10,819,317	$-

The accompanying notes are an integral part of the consolidated financial statements.

F-40

ALPHA STAR ACQUISITION CORPORATION

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Description of Organization and Business Operations

Organization and General

Alpha Star Acquisition Corporation (the “Company”) is a blank check company incorporated in the Cayman Islands on March 11, 2021. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (“Business Combination”). The Company has selected December 31 as its fiscal year end.

Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on businesses that have a connection to the Asian market. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

The Company’s sponsor is A-Star Management Corporation, a British Virgin Islands incorporated company (the “Sponsor”). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering (the “IPO”).

The Company initially had 9 months from the closing of the IPO (or up to 21 months from the closing of IPO) to consummate a Business Combination (the “Combination Period”). If the Company fails to consummate a Business Combination within the Combination Period, it will trigger its automatic winding up, liquidation and subsequent dissolution pursuant to the terms of the Company’s amended and restated memorandum and articles of association. As a result, this has the same effect as if the Company had formally gone through a voluntary liquidation procedure under the Companies Law. Accordingly, no vote would be required from the Company’s shareholders to commence such a voluntary winding up, liquidation and subsequent dissolution.

The Company’s IPO was declared effective on December 13, 2021. On December 15, 2021, the Company consummated the IPO of 11,500,000 units which include an additional 1,500,000 units as a result of the underwriters’ full exercise of the over-allotment, at $10.00 per Unit, generating gross proceeds of $115,000,000, which is described in Note 3.

Concurrently with the closing of the IPO, the Company consummated the sale of 330,000 units (the “Private Placement”) at a price of $10.00 per Private Unit in a private placement to the Sponsor, generating gross proceeds of $3,300,000, which is described in Note 4.

Shareholders Meetings

On July 13, 2023, the Company held an Annual General Meeting, where shareholders approved to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination to March 15, 2024 (27 months from the consummation of the IPO). In connection with the extension vote on the Annual General Meeting, 2,436,497 public shares were rendered for redemption. The total redemption payment is $26,094,883 and all distributed during July and August 2023.

On January 10, 2024, the Company held an Extraordinary General Meeting, where shareholders approved the amendments of the Company’s Amended and Restated Memorandum and Articles of Association to (i) extend the date by which the Company must consummate a business combination to September 15, 2024 (33 months from the consummation of the IPO); (ii) allow the Company to undertake an initial business combination with an entity or business (“Target Business”), with a physical presence, operation, or other significant ties to China (a “China-based Target”) or which may subject the post-business combination business or entity to the laws, regulations and policies of China (including Hong Kong and Macao), or an entity or business that conducts operations in China through variable interest entities, or VIEs, pursuant to a series of contractual arrangements (“VIE Agreements”) with the VIE and its shareholders on one side, and a China-based subsidiary of the China-based Target (the “WFOE”), on the other side (the “Target Limitation Amendment Proposal”); and (iii) eliminate the limitation that the Company shall not redeem its public shares to the extent that such redemption would result in the ordinary shares, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a Business Combination (the “Redemption Limitation Amendment Proposal”).

F-41

In connection with the stockholders’ extension vote at the Extraordinary General Meeting held on January 10, 2024, a total of 3,319,923 public shares were rendered for redemption. The total redemption payment was $37,183,138 and all distributed in January and February 2024.

On July 12, 2024, the Company held an Annual General Meeting of its shareholders. At the Annual General Meeting, the shareholders approved certain amendments to the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination to December 15, 2024.

In connection with the stockholders’ extension vote at the Annual General Meeting held on July 12, 2024, a total of 4,840,581 public shares were rendered for redemption at $11.61 per share. The total redemption payment was $56,199,145 and was distributed in July and October 2024.

On December 27, 2024, the Company held an Extraordinary General Meeting of its shareholders. At the Extraordinary General Meeting, the shareholders approved certain amendments to the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate a business combination to June 15, 2025. In connection with the shareholders meeting to vote for such extension, the public shares are entitled to exercise the redemption right and 880,335 public shares tendered for redemption. The total redemption payment is $10,819,317 and was distributed in January 2025.

Extension fees

From September 13, 2022 to June 30, 2023, the Company was requested to draw the funds of $383,333 and deposited the amount into the Trust Account monthly to extend the period of time the Company had to consummate a business combination. The $383,333 extension fee represented approximately $0.033 per public share. The extension funds will decrease if certain shareholders redeem the shares. In July 2023, due to the Annual General Meeting discussed above and the redemption of public shares, the monthly extension fees were reduced to $302,116, which represented $0.033 per public share. In January 2024, after shareholders’ approval at the Extraordinary General Meeting discussed above, the Company decreased the monthly extension fees to the lower of $70,000 for all remaining public shares and $0.033 for each remaining public share. On July 12, 2024, after shareholders’ approval at the Annual General Meeting, the Company decreased the monthly extension fees to $35,000 for all remaining public shares, starting from July 2024.

Business Combination Agreement

On September 12, 2024, the Company entered into a Business Combination Agreement with OU XDATA GROUP (“XDATA”), a Company incorporated in Estonia, and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for: (1) the Company will incorporate a Cayman Islands exempted company (“PubCo”) in accordance with the Companies Act (Revised) of the Cayman Islands, (2) the merger of the Company with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (3) the share exchange between PubCo and the shareholder of XDATA, resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company.

Pursuant to the Business Combination Agreement and subject to the approval of the shareholders of the Company and XDATA, among other things, at the effective time of the Reincorporation Merger , each ordinary share of the Company, par value $0.001 per share issued and outstanding, will automatically be converted into the right of the holder thereof to receive one ordinary share of PubCo; each issued and outstanding warrant of the Company sold to the public and to A-Star Management Corporation, in a private placement in connection with the Company’s initial public offering will automatically and irrevocably be assumed by PubCo and converted into one corresponding warrant exercisable to purchase one-half (1/2) of one PubCo Ordinary Share, subject to the same terms and conditions prior to the First Effective Time; and each seven issued and outstanding Rights of the Company will automatically and irrevocably be assumed by PubCo and converted into one corresponding PubCo Ordinary Share. No fractional PubCo Ordinary Shares will be issued in connection with such conversion and the number of PubCo Ordinary Shares to be issued to such holder upon such conversion will be rounded down to the nearest whole number and no cash will be paid in lieu of such Rights of the Company. Immediately prior to the First Effective Time, each issued and outstanding unit of the Company, each consisting of one Ordinary Share, one Right and one Warrant of the Company, will be automatically separated and the holder thereof will be deemed to hold one Ordinary Share, one Right and one Warrant of the Company.

On September 4, 2024, Xdata Group (“PubCo”) was incorporated as a Cayman Islands exempted company and the wholly owned subsidiary of the Company in accordance to the Business Combination Agreement.

On September 21, 2024, the Company, PubCo and XDATA entered into an Expense Settlement Agreement, pursuant to which, XDATA agreed to bear and cover the cost in relation to PubCo’s business operating cost starting from September 1, 2024. PubCo and the Company agreed that XDATA will assume financial responsibility for such expenses as detailed in expense reports or invoices provided by third parties or directly incurred by PubCo. As a result of the Expense Settlement Agreement, the Company recognized an other income against the liabilities the Company would otherwise assume for PubCo during the period from September 4, 2024 (Inception) to December 31, 2024, which was offset with PubCo’s expenses. As of December 31, 2024, PubCo received invoices amounting to $42,326 which was paid by XDATA.

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The Trust Account

As of December 15, 2021, a total of $115,682,250 of the net proceeds from the IPO and the Private Placement transaction completed with the Sponsor was deposited in a trust account (the “Trust Account”) established for the benefit of the Company’s public stockholders with Wilmington Trust, National Association acting as trustee. The amount exceeding $115,000,000, $682,254, had been transferred to the Company’s escrow cash account as its working capital.

The funds held in the Trust Account are invested only in United States government treasury bills, bonds or notes having a maturity of 180 days or less, or in money market funds meeting the applicable conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 and investing solely in United States government treasuries. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its income or other tax obligations, the proceeds will not be released from the Trust Account until the earlier of the completion of a Business Combination or the Company’s liquidation.

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard, Transfer of Listing

On December 16, 2024, the Company was notified by Nasdaq of its upcoming delisting due to the failure to complete its initial business combination by December 13, 2024. Trading ceased on December 23, 2024, and a Form 25-NSE will be filed by Nasdaq to the SEC. The Company will not appeal the delisting and its ordinary shares, units, rights and warrants are currently traded on the OTC Pink Open Market. Despite this, the planned business combination with OU XDATA GROUP remains on track, with intentions to apply for Nasdaq listing post-merger.

Liquidity and Going Concern

As of December 31, 2024 and 2023, the Company had no cash balance in the escrow account and had a working capital deficit of $743,201 and $6,191,522, including an over-draft of nil and $15,000 from the Trust Account, respectively.

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, provide the Company related party loans up to $1,500,000. On August 26, 2024, the Company entered into a Loan Agreement with the Sponsor, pursuant to which the Company may borrow up to $1,500,000 from the Sponsor for costs reasonably related to the Company’s transaction cost and extension fee. (See Note 5)

On September 13, 2022, December 31, 2022, March 13, 2023, and September 20, 2023 the Company issued four promissory notes (collectively, the “Notes”) in the principal amount of up to $1,000,000, $1,300,000, $2,500,000, and $2,500,000 to the Sponsor, respectively, pursuant to which the Sponsor shall loan to the Company up to the corresponding principal to pay the extension fee and transaction cost. See Note 5 for further information.

On September 25, 2024, the Company entered into supplementary agreements with its Sponsor, pursuant to which the Sponsor agrees to waive the principal balance of the Notes and related party loan with a total amount of $6,245,961 and $746,270, respectively. (See Note 5)

If the Company underestimates the costs of identifying a target business, undertaking due diligence and negotiating a Business Combination or the actual amount necessary is higher, the Company may have insufficient funds available to operate its business prior to the initial Business Combination. Moreover, the Company may need to obtain additional financing either to complete its Business Combination or because the Company has become obligated to redeem a significant number of its Public Shares upon completion of its Business Combination, in which case the Company may issue additional securities or incur debt in connection with such Business Combination. In addition, the Company has until June 15, 2025 (the “Liquidation Date”) to consummate a business combination.

In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Codification (“ASC”) 205-40, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that if the Company is unable to complete a Business Combination by the Liquidation Date, then the Company may cease all operations except for the purpose of liquidating. The uncertainty surrounding the date for mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Management believes that, as of December 31, 2024, the Company had insufficient working capital to cover its short-term operating needs. The Company had no revenue before the Business Combination. It incurred and expects to continue to incur significant professional costs to remain a publicly traded company and to incur significant transaction costs in pursuit of the consummation of a Business Combination. The Company’s cash and working capital as of December 31, 2024 were not sufficient to complete its planned activities for the upcoming year. These factors raise substantial doubt about the Company’s ability to continue as a going concern one year from the date the financial statement is issued.

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Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statement of the Company are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Basis of Consolidation

The consolidated financial statements include the accounts of the Company and PubCo, its wholly owned subsidiary newly established on September 4, 2024. All significant intercompany accounts and transactions have been eliminated in consolidation.

Emerging Growth Company

The Company is an emerging growth company as defined by Section 2(a) of the JOBS Act and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but no limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosures obligations regarding executive compensation in its periodic reports and proxy statements, and exceptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payment not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised, it has different application dates than public companies. The Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s consolidated financial statements with those of another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the consolidated financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events.

Cash in Escrow

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash held in escrow and did not have any cash equivalents as of December 31, 2024 and 2023, respectively.

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Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which at times may exceed the Federal Depository Insurance Coverage of $250,000. As of December 31, 2024 and 2023, the Company does not have a cash account in any financial institutions, respectively.

Marketable Securities Held in Trust Account

The Company’s investments held in the Trust Account are classified as trading securities. Trading securities are presented on the balance sheets at fair value at the end of each reporting period. Gains and losses resulting from the change in fair value of investments held in Trust Account are included in interest earned and unrealized gain on marketable securities held in Trust Account in the accompanying statements of operations. The estimated fair values of investments held in Trust Account are determined using available market information. The Company had $11,111,853 and $101,590,662 of marketable securities held in the Trust Account as of December 31, 2024 and 2023, respectively.

During the years ended December 31, 2024 and 2023, interest earned from the Trust Account amounted to $2,258,472 and $5,359,035, of which $2,217,105 and $4,911,035 were reinvested in the Trust Account, respectively. $41,367 and $448,000 were recognized as unrealized gain on investments held in the Trust Account during the years ended December 31, 2024 and 2023, respectively.

During the years ended December 31, 2024 and 2023, 9,040,839 and 2,436,497 shares held by public shareholders were redeemed, and the Company paid $93,382,281 and $26,094,884 cash out of the Trust Account for the redemption, respectively. As of December 31, 2024 and 2023, the Company had $10,819,317 and nil payable as redemption liabilities, respectively. The $10,819,317 redemption liability was subsequently paid on January 16, 2025, and was recorded under current liabilities as of December 31, 2024. In accordance with ASC 210-10-45-4, the marketable securities held in Trust Account of the corresponding amount was also classified under current assets as of December 31, 2024, since the amount was used to offset maturing redemption liability that has properly been set up as current liabilities.

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A – “Expenses of Offering”. Offering costs consisted principally of professional and registration fees incurred that were directly related to the Initial Public Offering. Upon completion of the Initial Public Offering, offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to the Rights were charged to the shareholders’ equity. Offering costs allocated to the ordinary shares were charged against the carrying value of ordinary shares subject to possible redemption upon the completion of the Initial Public Offering.

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as stockholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.

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All of the 11,500,000 ordinary shares sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, if there is a stockholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s Certificate of Incorporation. Accordingly, all of the 11,500,000 shares of ordinary shares were presented as temporary equity upon closing of the IPO.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid-in capital and accumulated deficit if additional paid in capital equals to zero. The interest earned by the marketable security held in trust, and the extension fee invested into the marketable security held in trust, were also recognized in redemption value against additional paid-in capital and accumulated deficit immediately. Changes in redemption value have been charged to additional paid-in capital since October 2024, when a sufficient balance became available due to the Sponsor’s debt forgiveness in September 2024. The debt forgiveness was accounted for as a capital transaction and recognized in additional paid-in capital. The proceeds on the deposit in the Trust Account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) will be used to fund the redemption of the public shares.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities approximates the carrying amounts represented in the accompanying balance sheets, primarily due to the short-term nature.

Net Income (Loss) per Share

The Company complies with the accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” In order to determine the net income (loss) attributable to both the redeemable shares and non-redeemable shares, the Company first considered the undistributed income (loss) allocable to both the redeemable shares and non-redeemable shares and the undistributed income (loss) is calculated using the total net income (loss) less any dividends paid. The Company then allocated the undistributed income (loss) ratably based on the weighted average number of shares outstanding between the redeemable and non-redeemable shares. Any remeasurement of the accretion to redemption value of the ordinary shares subject to possible redemption was considered to be dividends paid to the public stockholders.

The calculation of diluted income (loss) per ordinary shares does not consider the effect of the warrants and rights issued in connection with the (i) Initial Public Offering, (ii) the private placement since the exercise of the warrants and rights are contingent upon the occurrence of future events, and (iii) the effect of the rights to receive 1,690,000 shares. The warrants are exercisable to purchase 5,915,000 ordinary shares in the aggregate. As of December 31, 2024, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary shares in the earnings of the Company. As a result, diluted net income (loss) per ordinary shares is the same as basic net income (loss) per ordinary share for the periods presented.

The net income (loss) per share presented in the statements of operations is based on the following:

	For the Year ended December 31, 2024	For the Year ended December 31, 2023
Net income	$1,344,563	$4,924,098
Remeasurement to redemption value – interest income earned	(2,258,472)	(5,359,035)
Remeasurement to redemption value – extension fee	(630,000)	(4,112,695)
Net loss including accretion of temporary equity to redemption value	$(1,543,909)	$(4,547,632)

	For the Year ended December 31, 2024		For the Year ended December 31, 2023
	Non- redeemable shares	Redeemable shares	Non- redeemable shares	Redeemable shares
Basic and Diluted net income per share:
Numerators:
Allocation of net losses	$(733,327)	$(810,582)	$(1,070,371)	$(3,477,261)
Accretion of extension fee	—	630,000	—	4,112,695
Accretion of temporary equity- interest income earned	—	2,258,472	—	5,359,035
Allocation of net (loss) income	$(733,327)	$2,077,890	$(1,070,371)	$5,994,469
Denominators:
Weighted-average shares outstanding	3,205,000	3,542,643	3,205,000	10,411,921
Basic and diluted net (loss) income per share	$(0.23)	$0.59	$(0.33)	$0.58

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Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the consolidated financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s consolidated financial statements and prescribes a recognition threshold and measurement process for consolidated financial statements recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company has identified the Cayman Islands as its only “major” tax jurisdiction, as defined. Any interest payable in respect of U.S. debt obligations (if any) held by the Trust Account is intended to qualify for the portfolio interest exemption or otherwise be exempt from U.S. withholding taxes. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s consolidated financial statements. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in material changes to its financial position. The Company’s policy for recording interest and penalties associated with audits is to record such items as a component of income tax expense.

On August 16, 2022, the U.S. Government enacted legislation commonly referred to as the Inflation Reduction Act. The main provision of the Inflation Reduction Act (the IRA) that we anticipate may impact us is a 1% excise tax on share repurchases. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the excise tax. Because there is possibility that the Company may acquire a U.S. domestic corporation or engage in a transaction in which a domestic corporation becomes a parent or affiliate to the Company, the Company may become a “covered corporation” as a listed Company in Nasdaq. On July 13, 2023, January 10, 2024, and July 12, 2024, 2,436,497, 3,319,923, and 4,840,581 public shares were rendered for redemption in connection with an extension vote, respectively (see Note 1). The management team has evaluated the IRA as of December 31, 2024, and does not accrue any excise tax related to the redemption as the Company believes it is not a “covered corporation” under Internal Revenue Code Section 4501. The management team will continue to evaluate its impact.

The provision for income taxes was deemed to be immaterial for the years ended December 31, 2024 and 2023.

Warrants

The Company evaluates the Public and Private Warrants as either equity-classified or liability-classified instruments based on an assessment of the warrants’ specific terms and applicable authoritative guidance in FASB ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480 that meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares, among other conditions for equity classification. Pursuant to such an evaluation, both Public and Private Warrants are classified as stockholders’ equity.

Recently Issued Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

Note 3 – Initial Public Offering

On December 15, 2021, the Company consummated the initial public offering and sale of 11,500,000 units (including the issuance of 1,500,000 units as a result of the underwriters’ full exercise of the over-allotment) at a price of $10.00 per Unit, generating gross proceeds of $115,000,000. Each Unit consists of one ordinary share, one redeemable warrant (each a “Warrant”, and, collectively, the “Warrants”), and one right to receive one-seventh (1/7) of an ordinary share upon the consummation of a Business Combination. Each two redeemable warrants entitle the holder thereof to purchase one ordinary share, and each seven rights entitle the holder thereof to receive one ordinary share at the closing of a Business Combination. No fractional shares were issued upon separation of the Units, and only whole Warrants will trade.

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Note 4 – Private Placement

Concurrently with the consummation of the IPO, A-Star Management Corporation, the Sponsor, purchased an aggregate of 330,000 units at a price of $10.00 per Private Unit for an aggregate purchase price of $3,300,000 in a private placement. The Private Units are identical to the public Units except with respect to certain registration rights and transfer restrictions. The proceeds from the Private Units were added to the proceeds from the IPO to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Units and all underlying securities will expire worthless.

Note 5 – Related Party Transactions

Founder Shares

On April 6, 2021, the Sponsor purchased 2,875,000 ordinary shares for an aggregate price of $25,000.

The 2,875,000 founder shares (the “Founder Shares”) included an aggregate of up to 375,000 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor will collectively own 20% of the Company’s issued and outstanding shares after the Proposed Offering. On December 15, 2021, the underwriters exercised the over-allotment option in full, so there are no Founder Shares subject to forfeiture as of December 31, 2024 and 2023.

The Sponsor and each Insider agree that it, he or she shall not (a) transfer 50% of their Founder Shares until the earlier of (A) six months after the consummation of the Company’s initial Business Combination or (B) the date on which the closing price of the Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the Company’s initial Business Combination or (b) transfer the remaining 50% of their Founder Shares until six months after the date of the consummation of the Company’s initial Business Combination, or earlier in either case, if subsequent to the Company’s initial Business Combination the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Founder Shares Lock-up Period”).

Administrative Services Agreement

The Company entered into an administrative services agreement, commencing on December 13, 2021, through the earlier of the Company’s consummation of a Business Combination or its liquidation, to pay to the Sponsor a total of $10,000 per month for office space, secretarial and administrative services provided to members of the Company’s management team. As of December 31, 2024 and 2023, the balance of administrative service fees was $321,129 and $201,129, respectively which remained unpaid and included in accrued expenses and other liability.

Promissory Note — Sponsor

The Company had issued the following promissory notes (collectively, the “Notes”):

On September 13, 2022, December 13, 2022, March 13, 2023, and September 20, 2023 the Company issued four promissory notes in the principal amount of up to $1,000,000, $1,300,000, $2,500,000, and $2,500,000, respectively, to the Sponsor, pursuant to which the Sponsor shall loan to the Company up to the related amount to pay the extension fee and transaction cost. The Notes are repayable in full upon the date of the consummation of the Company’s initial business combination pursuant to the Notes and related amendments. The Notes have no conversion feature, no collateral and bear no interest.

During the year ended December 31, 2024, the Company drew down $630,000 from the Notes to pay the extension contribution of $70,000 each month from January to June 2024, and $35,000 each month from July to December 2024, respectively. The full amounts were deposited into the Trust Account immediately.

On September 25, 2024, the Company entered into an agreement with its Sponsor, pursuant to which the Sponsor agrees to waive the principal balance of the Notes with a total amount of $6,245,961.

After the waiver, the balance of the Notes was $140,000 and $5,755,961 as of December 31, 2024 and 2023, respectively. As of December 31, 2024, the remaining balance available under the Notes was $914,039.

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Loan Agreement with Sponsor

On August 26, 2024, the Company entered into a Loan Agreement with the Sponsor, pursuant to which the Sponsor shall loan to the Company up to $1,500,000 to pay the extension fee and transaction cost. The loan bears no interest and are repayable in full upon the date of the consummation of the Company’s initial business combination.

The drawdown of the loan includes the balance of due to the Sponsor for operating expenses paid by the Sponsor on behalf of the Company prior to the Loan Agreement.

On September 25, 2024, the Company entered into an agreement with its Sponsor, pursuant to which the Sponsor agrees to waive the principal balance of the loan with a total amount of $746,270.

After the waiver, as of December 31, 2024, the balance of loan payable to Sponsor was $254,488 and the remaining balance available under the Sponsor loan was $499,243.

Due to Sponsor

As describe above in “Loan Agreement with Sponsor”, the balance of due to Sponsor prior to the Loan Agreement was deemed a drawdown under the Loan Agreement, which was then waived by the Sponsor on September 25, 2024.

After the waiver, as of December 31, 2024 and 2023, the Company had a balance of due to Sponsor of nil and $212,660, respectively, representing the amount of operating expenses paid by the Sponsor on behalf of the Company which was deemed a drawdown under the Loan agreement after August 26, 2024 and recorded under loan payable to Sponsor thereafter.

The waiver of the Sponsor liabilities was accounted as a debt extinguishment in accordance to ASC470-50-40-2, and the waived balance of $6,992,231 is recognized in additional paid-in capital, as the extinguishment transactions between related parties were deemed to be capital transactions.

Note 6 – Commitments and Contingencies

Risks and Uncertainties

In February 2022, the Russian Federation and Belarus commenced a military action against the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. Further, the impact of this action and related sanctions on the world economy is not determinable as of the date of these condensed consolidated financial statements. The specific impact on the Company’s financial condition, results of operations, and cash flows is also not determinable as of the date of these condensed consolidated financial statements. The management will continuously evaluate the effect of these events on the Company.

Underwriters Agreement

The Company granted the underwriters a 45-day option to purchase up to 1,500,000 Units (over and above the 10,000,000 units referred to above) solely to cover over-allotments at $10.00 per Unit. On December 15, 2021, the underwriters exercised the over-allotment option in full to purchase 1,500,000 Units at a purchase price of $10.00 per Unit.

On December 15, 2021, the Company paid a cash underwriting commission of 2.0% of the gross proceeds of the IPO, or $2,300,000.

The underwriters are entitled to a deferred underwriting commission of 2.5% of the gross proceeds of the IPO, or $2,875,000, which will be paid from the funds held in the Trust Account upon completion of the Company’s initial Business Combination subject to the terms of the underwriting agreement. The Company has deferred underwriting commissions of $2,875,000 and $2,875,000 as of December 31, 2024 and 2023, respectively.

Registration Rights

The holders of the Founder Shares will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of the IPO. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Contingencies and Dismissal of the Then-Legal Counsel

The Company may from time to time be subject to various legal or administrative claims and proceedings arising in the ordinary course of business. As of December 31, 2024 and 2023, there were no legal or administrative proceedings for which a loss was probable and expected to be material to the consolidated financial statements.

On February 5, 2024, the management and the Sponsor determined to dismiss the Company’s then-legal counsel and also terminated its services of maintaining and managing the escrow account. The former legal counsel alleged that there was an approximate $200,000 balance due with the Sponsor and disputed legal fee due from the Company. On May 23, 2024, the Sponsor and the Company entered into an indemnity agreement that contractually indemnifies, holds harmless, and exonerates the Company from any potential litigation or related proceedings arising from the service termination with the former legal counsel. The Company does not believe that either the above Sponsor balance due to the former legal counsel or the disputed legal fee would have a material impact on the Company’s consolidated financial statements.

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Note 7 – Stockholders’ Deficit

Ordinary Shares

The Company is authorized to issue 50,000,000 ordinary shares, with a par value of $0.001 per share. Holders of the ordinary shares are entitled to one vote for each ordinary share. As of December 31, 2024 and 2023, there were 3,205,000 ordinary shares issued and outstanding, excluding 22,664 and 9,063,503 shares subject to possible redemption.

Public Warrants

Pursuant to the Initial Public Offering, the Company sold 11,500,000 Units at a price of $10.00 per Unit for a total of $115,000,000. The total amount of ordinary shares subject to possible redemption is 11,500,000. Each Unit consists of one ordinary share, one right to acquire one-seventh (1/7) of an ordinary share, and one redeemable warrant (“Public Warrant”) to purchase one-half of one ordinary share at a price of $11.50 per share, subject to adjustment. As of December 31, 2024 and 2023, the Company had 11,500,000 and 11,500,000 public warrants outstanding, respectively.

Each warrant entitles the holder to purchase one-half ordinary share at a price of $11.50 per share commencing 30 days after the completion of its initial business combination and expiring five years from after the completion of an initial business combination. No fractional warrant will be issued and only whole warrants will trade. The Company may redeem the warrants at a price of $0.01 per warrant upon 30 days’ notice, only in the event that the last sale price of the ordinary shares is at least $18.00 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given, provided there is an effective registration statement and current prospectus in effect with respect to the ordinary shares underlying such warrants during the 30-day redemption period. If a registration statement is not effective within 60 days following the consummation of a business combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act.

In addition, if (a) the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price to be determined in good faith by our board of directors), (b) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination, and (c) the volume weighted average trading price of the ordinary shares during the 20 trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the Market Value, and the last sales price of the ordinary shares that triggers the Company’s right to redeem the Warrants will be adjusted (to the nearest cent) to be equal to 180% of the Market Value.

Private warrants

The private warrants have terms and provisions that are identical to those of the warrants being sold as part of the units in this offering. As of December 31, 2024 and 2023, the Company had 330,000 private warrants outstanding, respectively.

Rights

Except in cases where the Company is not the surviving Company in a business combination, the holders of the rights will automatically receive 1/7 of a share of ordinary shares upon consummation of the Company’s initial business combination. In the event the Company will not be the surviving company upon completion of the initial business combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the 1/7 of a share underlying each right upon consummation of the business combination. As of December 31, 2024 and 2023, no rights had been converted into shares.

F-50

Note 8 – Fair Value Measurements

The Company complies with ASC 820, “Fair Value Measurements”, for its financial assets and liabilities that are re-measured and reported at fair value for each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually. ASC 820 determines fair value to be the price that would be received to sell an asset or would be paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

At December 31, 2024 and 2023, assets held in the Trust Account were entirely comprised of marketable securities.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2024 and 2023 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.

As of December 31, 2024	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Marketable Securities held in Trust Account	$11,111,853	$-	$-

As of December 31, 2023	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Marketable Securities held in Trust Account	$101,590,662	$-	$-

Note 9 – Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date the consolidated financial statements were issued. Based upon the review, the Company did not identify other subsequent events that would have required adjustment or disclosure in the financial statement, except for the following:

Subsequent drawdown of the Sponsor loan and the promissory note

Subsequent to December 31, 2024, in addition to the monthly admin service fee charged by the Sponsor which is recorded under the “Accrued expenses and other liability”, the Sponsor paid a total of $122,321 operating expenses on behalf of the Company, which was deemed to be a drawdown under the Loan Agreement.

In January and February 2025, the Sponsor deposited $35,000 into the Trust account for its monthly extension fee respectively, which was deemed a drawdown of the promissory note.

On January 16, 2025, the total redemption amount of $10,819,317 was distributed and the 880,335 redeemed shares were canceled on the same date.

F-51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of

Xdata Group

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Xdata Group (the “Company”) as of December 31, 2024, and the related statements of operations, changes in shareholder’s deficit, and cash flows for the period from September 4, 2024 (inception) to December 31, 2024, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the period from September 4, 2024 (inception) to December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no revenue, its business plan is dependent on the completion of a business combination and the Company’s cash and working capital are not sufficient to complete its planned activities one year from the issuance date of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ UHY LLP

We have served as the Company’s auditor since 2024.

Irvine, California

February 28, 2025

F-52

Xdata Group

BALANCE SHEET

As of December 31, 2024

ASSETS
Current assets:
Prepaid expenses	$9,700

Total current assets	9,700
TOTAL ASSETS	$9,700

LIABILITIES AND SHAREHOLDER’S DEFICIT
Current liabilities:
Due to SPAC	$42,326

Total current liabilities	42,326

TOTAL LIABILITIES	42,326

Commitment and contingencies (Note 5)

Shareholder’s deficit:
Ordinary shares, par value $0.0001, authorized 500,000,000 ordinary shares, 1 share issued and outstanding(1)	-
Additional paid-in capital	1
Accumulated deficit	(32,627)

Total shareholder’s deficit	(32,626)

TOTAL LIABILITIES AND SHAREHOLDER’S DEFICIT	$9,700

(1) Shares and per-share data are presented on a retroactive basis to reflect a stock split and share surrender as descried in Note 4.

See accompanying notes to the financial statements.

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Xdata Group

STATEMENT OF OPERATIONS

For the period from September 4, 2024 (Inception) to December 31, 2024

Operating expenses:
Formation and operating costs	$32,627
Loss from operations	(32,627)

NET LOSS	$(32,627)

Basic and diluted weighted average shares outstanding	1
Basic and diluted net loss per share	$(32,627)

See accompanying notes to the financial statements.

F-54

Xdata Group

STATEMENT OF CHANGES IN SHAREHOLDER’S DEFICIT

	For the period from September 4, 2024 (Inception) to December 31, 2024
	Ordinary Shares		Additional Paid-in	Accumulated	Total Shareholder’s
	Shares	Amount	Capital	Deficit	Deficit
Balance at September 4, 2024 (inception)	-	$-	$-	$-	$-

Issuance of ordinary shares(1)	1	-	1	-	1

Net loss	-	-	-	(32,627)	(32,627)

Balance at December 31, 2024	1	$-	$1	$(32,627)	$(32,626)

(1) Shares and per-share data are presented on a retroactive basis to reflect a stock split and share surrender as descried in Note 4.

See accompanying notes to the financial statements.

F-55

Xdata Group

STATEMENT OF CASH FLOWS

For the period from September 4, 2024 (inception) to December 31, 2024
Cash flows from operating activities:
Net loss	$(32,627)

Change in operating assets and liabilities:
Increase in Prepaid expenses	(9,700)
Increase in Due to SPAC	42,327

Net cash used in operating activities	-

Net change in Cash	-
Cash at beginning of period	-
Cash at end of period	$-
Supplemental Disclosure of non-Cash Financing Activities:
Settlement of share subscription with balance of due to SPAC	$1

See accompanying notes to the financial statements.

F-56

Xdata Group

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND BUSINESS BACKGROUND

Xdata Group (“PubCo” or, the “Company”) is a Cayman Islands exempted company, incorporated on September 4, 2024. PubCo was formed for the purpose of effecting a business combination. PubCo has selected December 31 as its fiscal year-end.

Alpha Star Acquisition Corporation (“Alpha Star”, or “SPAC”), the sole shareholder of PubCo, is a blank check company incorporated in the Cayman Islands on March 11, 2021. Alpha Star was formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 15, 2021, Alpha Star consummated the initial public offering and is publicly traded on Nasdaq Global Market since then. Alpha Star’s units are currently quoted on the OTC Pink Open Market, under the symbol “ALSUF”. Alpha Star’s ordinary shares, rights and warrants are currently quoted on the OTC Pink Open Market under the symbols “ALSAF,” “ALSTF,” and “ALSWF,” respectively.

Business Combination Agreement

The board of directors of Alpha Star has unanimously approved the Transactions (as defined below) contemplated by that certain business combination agreement dated as of September 12, 2024 (the “Business Combination Agreement”) by and among Alpha Star, OU XDATA GROUP (“XDATA”), a company incorporated in Estonia, and Roman Elosvili, the sole shareholder of XDATA. Pursuant to the Business Combination Agreement, Alpha Star will merge (the “Reincorporation Merger”) with and into PubCo, with PubCo surviving the Reincorporation Merger as the holding and listed company, and immediately thereafter and as part of the same overall transaction, PubCo (as the surviving company of the Reincorporation Merger) will acquire the shares, representing 100% (on an as-converted and fully diluted basis) of the shares issued and outstanding of XDATA, resulting in XDATA being a wholly owned subsidiary of PubCo, in exchange for certain number of shares of PubCo (the “Share Exchange,” together with the Reincorporation Merger, the “Business Combination”). As a result of the Business Combination, and upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (such transactions, collectively, the “Transactions”), the shareholders of Alpha Star and XDATA will become shareholders of PubCo.

On September 23, 2024, PubCo entered into a joinder agreement with Alpha Star, XDATA, and Roman Elosvili, pursuant to which PubCo agreed to be bound by the terms of the Business Combination Agreement.

F-57

Xdata Group

NOTES TO FINANCIAL STATEMENTS

Going Concern Consideration

At December 31, 2024, PubCo had nil in cash and a working capital deficit of $32,626. PubCo has no revenues and its business is dependent on the completion of the Business Combination. PubCo has incurred and expects to continue to incur significant costs before the consummation of the Business Combination. There is no assurance that the Business Combination will be successful. These conditions raise substantial doubt about PubCo’s ability to continue as a going concern within one year after the date that the financial statements are issued.

Since PubCo has no cash account and its formation is for the benefit of Alpha Star to consummate a business combination. On September 21, 2024, Alpha Star and XDATA, together with PubCo, entered into an Expense Settlement Agreement, pursuant to which PubCo’s expenses ultimately are assumed and paid by XDATA (See Note 3).

In connection with PubCo’s assessment of going concern considerations in accordance with Accounting Standards Codification (“ASC”) 205-40, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that if Alpha Star is unable to complete a Business Combination by June 15, 2025 (the “Liquidation Date”), then Alpha star and PubCo may cease all operations except for the purpose of liquidating. The uncertainty surrounding the date for mandatory liquidation and subsequent dissolution also raise substantial doubt about PubCo’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments relating to the uncertainty should PubCo be unable to continue as a going concern.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Emerging Growth Company

PubCo is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. PubCo has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, PubCo, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of PubCo’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

F-58

Xdata Group

NOTES TO FINANCIAL STATEMENTS

Income Taxes

PubCo complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. PubCo’s management determined that the Cayman Islands is PubCo’s only major tax jurisdiction. PubCo recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits as of December 31, 2024 and no amounts accrued for interest and penalties. PubCo is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

PubCo may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws. PubCo’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

PubCo is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, PubCo’s tax provision was zero for the period presented.

Net Loss per Share

Net loss per share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. For the period from September 4, 2024 (inception) to December 31, 2024, there was 1 weighted average share with the retroactive effect of a stock split and share surrender (see Note 4).

Concentration of Credit Risk

Financial instruments that potentially subject PubCo to concentration of credit risk consist of a cash account in a financial institution. PubCo has not experienced losses and management believes PubCo is not exposed to significant risks since it has no bank account.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on PubCo’s financial statements.

NOTE 3 – RELATED PARTY TRANSACTIONS

Due to SPAC

Since PubCo has no cash account and its formation is for the benefit of Alpha Star to consummate a business combination, all PubCo’s expenses were settled by Alpha Star with XDATA in accordance with an expense arrangement as described below.

On September 21, 2024, XDATA, as a Paying Party, Alpha Star, as a Receiving Party, and PubCo entered into an Expense Settlement Agreement (the “Agreement”), pursuant to which, XDATA agreed to bear and cover the expenses related to PubCo’s business operations, incurred or will be incurred by PubCo, starting from September 1, 2024. Alpha Star and PubCo agreed that XDATA will assume financial responsibility for PubCo’s expenses as detailed in expense reports or invoices provided by third parties or directly incurred by PubCo. XDATA shall process payments within 10 business days after receiving the expense reports or invoices, provided they are accurate and complete.

Since Alpha Star is the beneficiary of the Agreement as a Receiving Party, the benefit of the Agreement is recognized by Alpha Star rather than by PubCo, when PubCo’s expenses were assumed by XDATA.

As of December 31, 2024, PubCo recognized $32,627 as formation and operating expenses and $42,326 as due to SPAC after offsetting $1 share subscription receivable from SPAC (see Note 4).

F-59

Xdata Group

NOTES TO FINANCIAL STATEMENTS

NOTE 4 – SHAREHOLDER’S EQUITY

Ordinary shares

PubCo was originally authorized to issue 50,000 Ordinary Shares, with a par value of $1.00 per share, and 1 share was issued and transferred to Alpha Star with a subscription price of $1.00. After a stock split and share surrender as described below, as of December 31, 2024, PubCo is authorized to issue 500,000,000 Ordinary Shares, at a par value of $0.0001 per share, and one share to Alpha Star is issued and outstanding. Holders of the company’s ordinary shares are entitled to one vote for each share.

Stock Split

On September 26, 2024, PubCo completed a stock split to Ordinary Shares, that each of the issued and unissued Ordinary Shares with a par value of $1.00 each be subdivided into 10,000 Ordinary Shares with a par value of $0.0001 each.

Surrender of Shares

On September 26, 2024, subsequent to the stock split as mentioned above, Alpha Star surrendered back 9,999 Ordinary Shares with a par value of $0.0001 each to PubCo without consideration. As a result of the share surrender, Alpha Star owns 1 Ordinary Share at a par value of $0.0001 as of December 31, 2024.

The effects of the stock split and the share surrender have been retroactively reflected in the financial statements of PubCo.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

PubCo evaluates the existence of commitments and contingencies as part of its financial reporting process. As of December 31, 2024, PubCo is not aware of any material commitments or contingencies requiring disclosure or recognition in the financial statements. PubCo will continue to monitor its operations and external relationships for any commitments or contingencies that may arise in future periods.

NOTE 6 – SUBSEQUENT EVENTS

PubCo evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued on February 28, 2025, except as disclosed below, no other subsequent events were identified that would have required adjustment or disclosure in the financial statements:

Subsequent to December 31, 2024, the balance of due to SPAC increased by $20,500 which was paid by XDATA in January 2025, in accordance with the Agreement.

F-60

Annex A

BUSINESS COMBINATION AGREEMENT

by and among

OU XDATA GROUP

and

Roman Eloshvili

and

Alpha Star Acquisition Corporation

dated as of September 12, 2024

A-1

A-2

A-3

A-4

A-5

A-6

BUSINESS COMBINATION AGREEMENT

THIS BUSINESS COMBINATION AGREEMENT (this “Agreement”) is made and entered into as of September 12, 2024, by and among OU XDATA GROUP, an Estonian company (the “Company”), Roman Eloshvili, the shareholder of the Company (“Roman”), and Alpha Star Acquisition Corporation, a Cayman Islands exempted company (“SPAC”). Roman, the Company, and SPAC are collectively referred to herein as the “Parties” and individually as a “Party”. All capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Article I or as otherwise defined elsewhere in this Agreement.

RECITALS

WHEREAS, SPAC is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

WHEREAS, SPAC will incorporate a Cayman Islands exempted company (“PubCo”) in accordance with the Companies Act (Revised) of the Cayman Islands (the “Cayman Companies Law”).

WHEREAS, the business of the Company provides internet bank and mobile bank solutions, a cloud-based transaction monitoring platform, and a customer relationship management system for banking and finance institutions.

WHEREAS, subject to the approval and adoption by the shareholders of SPAC, SPAC will reincorporate to Cayman Islands by merging with and into PubCo, with PubCo remaining as the surviving publicly traded entity (the “Reincorporation Merger” or “Merger”); (ii) immediately after the Reincorporation Merger, PubCo will acquire all of the Aggregate Fully Diluted Company Shares, in exchange for PubCo Ordinary Shares at the Company Exchange Ratio, resulting in Company being a wholly owned subsidiary of PubCo (the “Share Exchange”, together with the Reincorporation Merger, the “Transactions”).

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously: (a) determined that it is in the best interests of the Company and the Company Shareholder, and declared it advisable, for the Company to enter into this Agreement and the other Transaction Agreements to which it is or will be a party, (b) approved this Agreement, the other Transaction Agreements to which the Company is or will be a party and the Transactions, and (c) duly passed a resolution recommending to the Company Shareholder the approval of the Company Transaction Proposals (the “Company Board Recommendation”).

WHEREAS, prior to the Closing, the PubCo shall adopt the amended and restated memorandum and articles of association substantially in the form attached hereto as Exhibit A (“A&R M&A”).

WHEREAS, concurrently with the execution and delivery of this Agreement or as soon as practicable after the formation of PubCo, the Sponsor, the Company and SPAC shall enter into the transaction support agreement attached hereto as Exhibit B (the “Sponsor Support Agreement”).

WHEREAS, at Closing, PubCo, the Sponsor and Company Shareholder, as applicable, shall enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the form attached hereto as Exhibit C (with such changes as may be agreed in writing by SPAC and the Company), which shall be effective as of the Closing.

WHEREAS, concurrently with the execution and delivery of this Agreement or as soon as practicable after the formation of PubCo, each of the Company Shareholder, SPAC and the PubCo shall enter into a lock-up and support agreement, each attached hereto as Exhibit D (the “Target Lock-Up and Support Agreement”).

WHEREAS, at Closing, the Sponsor and the PubCo shall enter into the lock-up agreement attached hereto as Exhibit E (the “Sponsor Lock-Up Agreement”).

WHEREAS, for U.S. federal income tax purposes, it is intended that the Reincorporation Merger constitute an integrated plan described in Rev. Rul. 2001-46, 2001-2 C.B. 321, that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder to which each of SPAC and PubCo are parties under Section 368(b) of the Code and the Treasury Regulations promulgated thereunder, and this Agreement is intended to constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3 (the “Intended Tax Treatment”).

WHEREAS, the board of directors of SPAC (the “SPAC Board”) has unanimously (a) determined that it is in the best interests of SPAC and the SPAC Shareholders, and declared it advisable, for SPAC to enter into this Agreement and the other Transaction Agreements to which it is or will be a party, (b) approved this Agreement, the other Transaction Agreements to which SPAC is or will be a party and the Transactions, and (c) duly passed a resolution recommending to the SPAC Shareholders the approval of the SPAC Transaction Proposals (the “SPAC Board Recommendation”).

WHEREAS, all capitalized terms not defined in these recitals shall have the respective meanings ascribed to them in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

A-7

ARTICLE I

CERTAIN DEFINITIONS

Section 1.01 Definitions.

For purposes of this Agreement, the following capitalized terms have the following meanings:

“Action” means any action, suit, audit, arbitration or legal, judicial or administrative proceeding (whether at law or in equity) by or before any Governmental Authority or SRO.

“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise. The term “control” means the ownership of a majority of the voting securities of the applicable Person or the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the applicable Person, whether through ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto; provided that in no event shall any investment fund or portfolio company controlling, controlled by or under common control with the Sponsor be deemed an Affiliate of the Company or SPAC.

“Affiliate Agreement” means any agreement by and between (x) any Affiliate of the Company and any other Affiliate of the Company or (y) any Affiliate of the Company and the Company, including, without limitation any Related Party Loan.

“Aggregate Fully Diluted Company Shares” means, without duplication, the aggregate number of shares of the Company that are issuable upon the exercise, exchange or conversion of all options, equity awards, warrants, rights or other securities (including debt securities) convertible into or exchangeable or exercisable for such shares, which such options, equity awards, warrants, rights or other securities (x) are issued and outstanding, or (y) have been offered to employees or service providers under any share incentive schemes, in each case, immediately prior to the Second Effective Time.

“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the United Kingdom Bribery Act 2010 and any other applicable anti-bribery or anti-corruption Laws.

“Principal Business” means the B2B software development for banks conducted by the Company and/or its Subsidiaries.

“Books and Records” means all books and records, ledgers, employee records, customer lists, files, correspondence, and other records of every kind (whether written, electronic, or otherwise embodied) owned or controlled by a Person in which a Person’s assets, the business or its transactions are otherwise reflected, other than statutory registers and minute books.

“Business Combination” has the meaning ascribed to such term in the SPAC Memorandum and Articles of Association.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City, the Cayman Islands or the Republic of Estonia (“Estonia”) are authorized or required by Law to be closed.

“Cayman Dissent Rights” means the right of each SPAC Shareholder to dissent in respect of the Reincorporation Merger, and to exercise such Person’s entitlement to payment of the fair value of that Person’s shares pursuant to Section 238 of the Cayman Companies Law.

“Cayman Registrar” means the Registrar of Companies of the Cayman Islands.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Business” means the business of the Company as described in the Registration Statement.

A-8

“Company Share(s)” means a share or shares of the Company.

“Company Shareholder Approval” means the vote or written consent of the Company Shareholder required to approve the Company Transaction Proposals, as determined in accordance with applicable Law and the Organizational Documents of the Company.

“Company Shareholder” means any holder or all holders (as applicable) of issued and outstanding shares of the Company.

“Company Subsidiary” means each Subsidiary of the Company, and “Company Subsidiaries” refers to all of them.

“Company Transaction Expenses” means without duplication, all fees, costs and expenses paid or payable by the Company or any of its Subsidiaries in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements, the performance and compliance with all Transaction Agreements and conditions contained herein and therein to be performed or complied with, and the consummation of the Transactions, including (i) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks (including placement agents), data room administrators, attorneys, accountants, auditors and other advisors and service providers payable by the Company or any of its Subsidiaries, (ii) change-in-control payments, transaction bonuses, retention payments, severance or similar compensatory payments payable by the Company or any of its Subsidiaries to any current or former employee (including any amounts due under any consulting agreement with any such former employee), independent contractor, officer, or director of the Company or any of its Subsidiaries as a result of the Transactions (and not tied to any subsequent event or condition, such as a termination of employment) and the employer portion of payroll or employment Taxes incurred thereon, and (iii) amounts owing, payable or otherwise due, directly or indirectly, by the Company or any of its Subsidiaries to any Affiliate of the Company or any of its Subsidiaries in connection with the consummation of the Transactions, including fees, costs and expenses related to (i) the Registration Statement, (ii) the Listing Application and (iii) the termination of any Affiliate Agreement.

“Company Transaction Proposals” means (i) the approval and authorization of this Agreement, (ii) the ratification and approval of all prior corporate acts not previously ratified and approved in accordance with the applicable Laws and the Company’s Organizational Documents, (iii) the approval and authorization of the Share Exchange, (iv) the approval and authorization of the Equity Incentive Plan and (v) the adoption and approval of each other proposal reasonably agreed to by SPAC and the Company as necessary or appropriate in connection with the consummation of the Transactions.

“PubCo Warrants” means warrants to purchase PubCo Ordinary Shares on the terms and conditions set forth in the Assignment and Assumption Agreement, substantially in the form of Exhibit G hereto.

“Competition Authorities” means the Governmental Authorities that enforce Competition Laws.

“Competition Laws” means any Law that is designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, abuse of dominance or restraint of trade or lessening competition through merger or acquisition, including all antitrust, competition, merger control and unfair competition Laws.

“Consent” means any approval, consent, clearance, waiver, exemption, waiting period expiration or termination, Order or other authorization issued by or obtained from any Governmental Authority.

“Contracts” means any legally binding contracts, agreements, licenses, subcontracts, leases, subleases, franchise and other commitment.

A-9

“Copyleft License” means any terms of a license commonly referred to as an open source, free Software, copyleft, or community source code license (including any Software licensed under the GNU General Public License, GNU Lesser General Public License, Apache Software License, or any other public source code license arrangement) or any similar license, in each case that require, as a condition of or in connection with any use, modification, reproduction, or distribution of any Software licensed thereunder (or any proprietary Software or other Intellectual Property rights that are used by, incorporated into or includes, relies on, is linked to or with, is derived from, or is distributed with such Software), any of the following: (a) the disclosing, making available, distribution, offering or delivering of source code or any information regarding such Software or other Intellectual Property rights for no or minimal charge; (b) the granting of permission for creating modifications to or derivative works of such Software or other Intellectual Property rights; (c) the granting of a royalty-free license, whether express, implied, by virtue of estoppel or otherwise, to any Person under Intellectual Property rights (including without limitation Patents) regarding such Software or other Intellectual Property rights (whether alone or in combination with other hardware or Software); or (d) the imposition of restrictions on future Patent licensing terms, or other abridgement or restriction of the exercise or enforcement of any Intellectual Property rights through any means.

“Data Protection Laws” means any applicable Laws relating to data privacy, data protection and data security, including with respect to the collection, use, storage, transmission, disclosure, transfer (including cross-border transfer), processing, retention, and disposal of Personal Information as that, or a similar or equivalent, term is defined under such applicable Law.

“Disclosure Letter” means, as applicable, the Company Disclosure Letter or the SPAC Disclosure Letter.

“Dissenting SPAC Shares” means SPAC Ordinary Shares that are (i) issued and outstanding immediately prior to the First Effective Time and (ii) held by SPAC Shareholders who have validly exercised their Cayman Dissent Rights (and not waived, withdrawn, lost or failed to perfect such rights).

“Dissenting SPAC Shareholders” means holders of Dissenting SPAC Shares.

“Dollars” or “$” are references to United States dollars.

“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval system of the SEC.

“Environmental Laws” means any and all applicable Laws relating to pollution, protection of the environment (including natural resources) and, solely to the extent related to exposure to Hazardous Materials, public or worker health and safety, or the use, storage, emission, distribution, transport, handling, disposal or release of, or exposure of any Person to, Hazardous Materials.

“Equity Incentive Plan” means the equity incentive plan of PubCo, to be voted upon at the SPAC Extraordinary General Meeting.

“Equity Securities” means, with respect to any Person, (i) any shares of capital or capital stock, partnership, membership, limited liability company, joint venture or similar interest, or other voting securities of, or other ownership interest in, such Person, (ii) any securities of such Person (including debt securities) convertible into or exchangeable or exercisable for shares of capital or capital stock, partnership, membership, joint venture or similar interest, or other voting securities of, or other ownership interests in, such Person, (iii) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any shares of capital or capital stock, partnership, membership, joint venture or similar interest, or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable or exercisable for shares of capital or capital stock, partnership, membership, joint venture or similar interest, or other voting securities of, or other ownership interests in, such Person, and (iv) any restricted shares, stock appreciation rights, restricted units, performance units, contingent value rights, “phantom” stock or similar securities or rights (including, for the avoidance of doubt, interests with respect to an employee share ownership plan) issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital or capital stock or other voting securities of, other ownership interests in, or any business, products or assets of, such Person.

“Equity Value” means $180,000,000.

“Estonia Corporations Law” means the Commercial Code of Estonia.

A-10

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fraud” means, with respect to a Party, actual common law fraud with respect to the making of the express representations and warranties by such Party in Article IV or Article V, as applicable; provided, however, that such fraud of a Party shall only be deemed to exist if any of the executive officers or directors of the Company (in the case of the Company) or the executive officers or directors of the SPAC (in the case of SPAC) had actual knowledge (and not imputed or constructive knowledge) at the time of making the applicable representations or warranties of a misrepresentation with respect to the representations and warranties made by such Party in Article IV or Article V, as applicable, as qualified by the Company Disclosure Letter or the SPAC Disclosure Letter (as applicable), and such misrepresentation was made with the actual intention of deceiving another Party who is relying on such representation or warranty. For the avoidance of doubt, “Fraud” does not include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts (including a claim for fraud) based on negligence or recklessness.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Government Official” means any officer or employee of a Governmental Authority or any department, agency or instrumentality thereof, including state-owned entities, or of a public organization or any individual acting in an official capacity for or on behalf of any such Governmental Authority, department, agency, or instrumentality or on behalf of any such public organization.

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court, arbitral body (public or private) or tribunal.

“Hazardous Material” means material, substance or waste that is listed, regulated, or otherwise defined as “hazardous,” “toxic,” or “radioactive,” or as a “pollutant” or “contaminant” (or words of similar intent or meaning) under Environmental Laws, including petroleum, petroleum by-products, asbestos or asbestos-containing material, polychlorinated biphenyls, per and polyfluoroalkyl substances, flammable or explosive substances, or pesticides.

“Indebtedness” means, with respect to any Person, without duplication, any obligations, contingent or otherwise, in respect of (a) the principal of and premium (if any) in respect of all indebtedness for borrowed money, including accrued interest and any per diem interest accruals, (b) the principal and interest components of capitalized lease obligations under GAAP, (c) amounts drawn (including any accrued and unpaid interest) on letters of credit, bank guarantees, bankers’ acceptances and other similar instruments, (d) the principal of and premium (if any) in respect of obligations evidenced by bonds, debentures, notes and similar instruments, (e) the termination value of interest rate protection agreements and currency obligation swaps, hedges or similar arrangements (without duplication of other indebtedness supported or guaranteed thereby), (f) the principal component of all obligations to pay the deferred and unpaid purchase price of property and equipment which have been delivered, including “earn outs” and “seller notes”, (g) unpaid management fees, (h) breakage costs, prepayment or early termination premiums, penalties, or other fees or expenses payable as a result of the consummation of the Transactions in respect of any of the items in the foregoing clauses (a) through (g), and (i) all Indebtedness of another Person referred to in clauses (a) through (h) above guaranteed directly or indirectly, jointly or severally.

“Intellectual Property” means all intellectual property rights anywhere in the world, including all: (i) patents, patent applications and intellectual property rights in inventions (whether or not patentable), (ii) trademarks, service marks, trade names, corporate names, logos, slogans (and all translations, adaptations, derivations and combination of the foregoing) and all registrations, applications and renewals in connection therewith, together with all goodwill associated therewith, (iii) copyrights and all registrations and applications in connection therewith, (iv) internet domain names and social media accounts, and (v) trade secrets, and any other intellectual property rights in Know-How and confidential information.

“IT Systems” means all software, computer systems, servers, networks, databases, computer hardware and equipment, interfaces, platforms, and peripherals that are owned, leased or controlled by the Company or any of its Subsidiaries or used in the conduct of their business.

A-11

“Jurisdiction(s) of Operations” means the Republic of Estonia, or other jurisdiction(s) in which the Company or any of its Subsidiaries opts to conduct the Company Business.

“Know-How” means all information, unpatented inventions (whether or not patentable), improvements, practices, algorithms, formulae, trade secrets, techniques, methods, procedures, knowledge, results, protocols, processes, models, designs, drawings, specifications, materials and any other information related to the development, marketing, pricing, distribution, cost, sales and manufacturing of products.

“Knowledge” means (i) with respect to the Company, the knowledge that each of the executive officers and directors, including, without limitation, the Founder, of the Company actually has, or the knowledge that any of them would have actually had following a reasonable inquiry with his or her direct reports directly responsible for the applicable subject matter and (ii) with respect to SPAC, the knowledge that each of the executive officers of the SPAC actually has, or the knowledge that any of them would have actually had following a reasonable inquiry with his or her direct reports directly responsible for the applicable subject matter; provided that, for the avoidance of doubt, other than such reasonable inquiry with direct reports directly responsible for the applicable subject matter, no such individual will be under any express or implied duty to investigate.

“Law” means any statute, act, code, law (including common law), constitution, ordinance, rule, regulation or Order, in each case, issued, enacted, adopted, implemented, put into effect by or under the authority of any Governmental Authority or SRO.

“Leases” means the leases set forth on the Financial Statements.

“Liability” means any liability, obligation or commitment of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise.

“Lien” means any mortgage, charge, deed of trust, pledge, license, hypothecation, encumbrance, easement, security interests, or other lien of any kind (other than, in the case of a security, any restriction on transfer of such security arising under Securities Laws).

“Material Adverse Effect” means an effect, development, circumstance, fact, change or event that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (x) the Company and its Subsidiaries (taken as a whole) or the results of operations or financial condition of the Company and its Subsidiaries, in each case, taken as a whole or (y) the ability of the Company and its Subsidiaries to consummate the Transactions; provided, however, that, solely with respect to the foregoing clause (x), in no event would any of the following (or the effect of any of the following), alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Material Adverse Effect” (a) any change in Law, regulatory policies, accounting standards or principles (including GAAP) or any guidance relating thereto or interpretation thereof, in each case after the date hereof; (b) any change in interest rates or economic, political, business or financial market conditions generally (including any changes in credit, financial, commodities, securities or banking markets); (c) any change affecting any of the industries in which the Company and its Subsidiaries operate or the economy as a whole; (d) any epidemic, pandemic or disease outbreak; (e) the announcement or the execution of this Agreement, the pendency of the Transactions, or the performance of this Agreement (other than any action required to be taken pursuant to Section 6.01), including losses or threatened losses of employees, customers, suppliers, vendors, distributors or others having relationships with the Company and its Subsidiaries (it being understood that this clause (e) shall be disregarded for purposes of the representations and warranties set forth in Section 4.04 and each of the conditions to Closing with respect thereto); (f) any action taken or not taken at the written request of SPAC or, if reasonably sufficient information is provided to SPAC in advance to determine whether a Material Adverse Effect would reasonably be expected to occur, any action taken or not taken that is consented to in writing by SPAC; (g) any weather conditions, earthquake, hurricane, tsunami, tornado, flood, mudslide, wild fire or other natural disaster, act of God or other force majeure event; (h) any acts of terrorism, sabotage, war, riot, the outbreak or escalation of hostilities, or change in geopolitical conditions; (i) any failure of the Company or its Subsidiaries to meet, with respect to any period or periods, any internal or industry analyst projections, forecasts, estimates or business plans (provided, however, that this clause (i) shall not prevent a determination that any Material Adverse Effect underlying such failure has resulted in a Material Adverse Effect (to the extent such Effect is not otherwise excluded from this definition of Material Adverse Effect)); or (j) any action taken by SPAC or its Affiliates; provided, further, that any Material Adverse Effect referred to in clauses (a), (b), (c), (d), (g) or (h) above may be taken into account in determining if a Material Adverse Effect has occurred to the extent it has a disproportionate and adverse effect on the Company and its Subsidiaries or the results of operations or financial condition of the Company and its Subsidiaries, in each case, taken as a whole, relative to other similarly situated businesses in the industries in which the Company and its Subsidiaries operate.

A-12

“Nasdaq” means The Nasdaq Global Market.

“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including any license approved by the Open Source Initiative or any Creative Commons License. For the avoidance of doubt, Open Source Licenses include Copyleft Licenses.

“Open Source Materials” means any Software or other Intellectual Property subject to an Open Source License.

“Order” means any order, judgment, injunction, decree, writ, ruling, stipulation, determination or award, in each case, entered by or with any Governmental Authority or SRO.

“Organizational Documents” means, with respect to any Person that is not an individual, the articles or certificate of incorporation, registration or organization, bylaws, memorandum and articles of association, limited partnership agreement, partnership agreement, limited liability company agreement, shareholders agreement and other similar organizational documents of such Person.

“Owned Intellectual Property” means all Intellectual Property that is owned by the Company or its Subsidiaries.

“PCAOB” means the Public Company Accounting Oversight Board and any division or subdivision thereof.

“Permit” means any permit, license, authorization, registration, franchise, approval, consent, certificate, variance and similar right obtained, or required to be obtained for the conduct of the Company’s business as currently conducted, from any Governmental Authority or SRO.

“Permitted Liens” means (i) statutory or common law Liens of mechanics, materialmen, warehousemen, landlords, carriers, repairmen, construction contractors and other similar Liens that arise in the ordinary course of business that relate to amounts (A) not yet delinquent or that are being contested in good faith through appropriate Actions and (B) for which appropriate reserves have been established in accordance with GAAP, (ii) Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice, (iii) Liens for Taxes not yet delinquent or which are being contested in good faith through appropriate Actions for which appropriate reserves have been established in accordance with GAAP, (iv) with respect to any real property subject to a Company Lease (A) the interests and rights of the respective lessors with respect thereto, including any statutory landlord liens and any Lien thereon and (B) any Lien permitted under a Company Lease, (v) Liens, defects or imperfections on title, encumbrances and restrictions on real property (including easements, covenants, rights of way and similar restrictions of record) that are matters of record or would be discovered by a current, accurate survey or physical inspection of such real property, in all cases, that do not materially impair the value or materially interfere with the present uses of such real property, (vi) Liens that do not, individually or in the aggregate, materially and adversely affect, or materially disrupt, the ordinary course operation of the businesses of the Company and its Subsidiaries, taken as a whole, (vii) non-exclusive licenses or sublicenses of Intellectual Property entered into in the ordinary course of business, (viii) Liens that secure obligations that are reflected as liabilities on the Audited Financial Statements of the Company (which such Liens are referenced, or the existence of which such Liens is referred to, in the notes to the Audited Financial Statements of the Company), (ix) Liens securing any indebtedness of the Company or its Subsidiaries, (x) Liens arising under applicable Securities Laws, (xi) with respect to an entity, Liens arising under the Organizational Documents of such entity, and (xii) Liens described on the Company Disclosure Letter (if any).

A-13

“Person” means any individual, corporation, company, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other organization or entity of any kind or nature.

 “Personal Information” means (i) all data and information that, whether alone or in combination with any other data or information, identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a natural person; and (ii) all other data or information that is otherwise protected by any Data Protection Laws or otherwise considered personally identifiable information or personal data under applicable Law.

“Plan of Merger” means the plan of merger under Section 233 of the Cayman Companies Law pursuant to which the Reincorporation Merger shall be effected, substantially in the form of Exhibit F hereto.

“Predecessor” means an entity whose ownership, title and interest, including all rights, benefits, duties and Liabilities were acquired in an uninterrupted chain of succession by the Company.

“Products” mean any products or services, developed, manufactured, performed, out-licensed, sold, distributed other otherwise made available by or on behalf of the Company or any Subsidiary, from which the Company or any Subsidiary has derived previously, is currently deriving, revenue from the sale or provision thereof.

“PubCo Ordinary Shares” means the ordinary shares of PubCo.

“Redeeming SPAC Shares” means SPAC Ordinary Shares in respect of which the applicable holder thereof has validly exercised his, her or its SPAC Shareholder Redemption Right.

“Registration Statement” means the Registration Statement on Form F-4, or other appropriate form, including any pre-effective or post-effective amendments or supplements thereto, to be filed with the SEC by the Company under the Securities Act.

“Registrable Securities” means (i) the PubCo Ordinary Shares that constitute the Merger Consideration and Exchange Consideration (to the extent permitted by applicable Laws), (ii) the PubCo Warrants.

“Related Party Loan” means any loan, guaranty or contribution of money or property by a Person who is or at the time of such transaction was an Affiliate of the Company or a Company Subsidiary or any Predecessor to the Company or any Company Subsidiary.

“Representative” means, as to any Person, any of the officers, directors, managers, employees, counsel, accountants, financial advisors, consultants, agents and other representatives of such Person.

“Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any country-wide or territory-wide Sanctions Laws.

“Sanctioned Person” means (i) any Person identified in any sanctions-related list of designated Persons maintained by (a) the United States Department of the Treasury’s Office of Foreign Assets Control, the United States Department of Commerce, Bureau of Industry and Security, or the United States Department of State; (b) His Majesty’s Treasury of the United Kingdom (including any sanctions related list extended to the Cayman Islands pursuant to any Order in Council of His Majesty’s Privy Council in the United Kingdom); (c) any committee of the United Nations Security Council; (d) the European Union; or (e) the Republic of Estonia; (ii) any Person located, organized, or resident in, organized in, or a Governmental Authority or government instrumentality of, any Sanctioned Country; and (iii) any Person directly or indirectly owned or controlled by, or acting for the benefit or on behalf of, a Person described in clause (i) or (ii), either individually or in the aggregate.

“Sanctions Laws” means those trade, economic and financial sanctions Laws administered, enacted or enforced from time to time by (i) the United States (including the Department of the Treasury’s Office of Foreign Assets Control), (ii) the European Union and enforced by its member states, (iii) the United Nations, (iv) His Majesty’s Treasury of the United Kingdom (including any sanctions related list extended to the Cayman Islands pursuant to any Order in Council of His Majesty’s Privy Council in the United Kingdom), or (v) the Republic of Estonia.

A-14

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Laws” means the securities Laws of any Governmental Authority (including the Commercial Code of Estonia) and the rules and regulations promulgated thereunder (including the Securities Act and the Exchange Act and the rules and regulations thereunder).

“Software” and all (a) computer programs, applications, middleware, firmware, microcode and other software (and all derivative works, foreign language versions, enhancements, versions, releases, fixes, upgrades and updates thereto), including operating systems, algorithms, heuristics, models and methodologies, compilations, development tools, compilers, comments, user interfaces, menus, buttons and icons, application programming interfaces, files, data scripts, architecture, algorithms, and higher level or “proprietary” languages, in each case, whether in source code, object code or other form or format, including code, libraries, subroutines and other components thereof, all documentation relating thereto; (b) testing, validation, verification and quality assurance materials; (c) databases, conversions, interpreters and compilations, including any and all data and collections of data, whether machine readable or otherwise; (d) descriptions, schematics, flow-charts and other work product used to design, plan, organize and develop any of the foregoing; (e) all documentation, including user manuals, web materials and architectural and design specifications and training materials, relating to any of the foregoing; (f) software development processes, practices, methods and policies recorded in permanent form, relating to any of the foregoing; (g) performance metrics, sightings, bug and feature lists, build, release and change control manifests recorded in permanent form, relating to any of the foregoing; and (h) all media and other tangible property necessary for the delivery or transfer of any of the foregoing.

“SRO” means (A) any “self-regulatory organization” as defined in Section 3(a)(26) of the Exchange Act and (B) any other United States or foreign securities exchange, futures exchange, commodities exchange or contract market..

“SPAC Memorandum and Articles of Association” means SPAC’s Memorandum of Association filed with the Cayman Registrar on 11 March 2021 and Amended and Restated Articles of Association adopted by special resolutions on 13 July 2023, amended by special resolutions on 10 January 2024 and 12 July 2024 and as amended from time to time.

“SPAC Ordinary Share” means each ordinary share, par value $0.001 per share, of SPAC.

“SPAC Private Placement Rights” means the rights sold by SPAC in a private placement effected at the time of SPAC’s initial public offering (whether purchased in such private placement or thereafter pursuant to a transfer by the former holder thereof), each such right convertible into one-seventh (1/7) of a SPAC Ordinary Share upon the consummation of an initial Business Combination.

“SPAC Private Placement Warrants” means the warrants sold by SPAC in a private placement effected at the time of SPAC’s initial public offering (whether purchased in such private placement or thereafter pursuant to a transfer by the former holder thereof), each such warrant entitles the holder thereof to purchase one half of a SPAC Ordinary Share at an exercise price of $11.50 per whole share.

“SPAC Private Placement Units” means the units of SPAC sold by SPAC in a private placement effected at the time of SPAC’s initial public offering (whether purchased in such private placement or thereafter pursuant to a transfer by the former holder thereof), each consisting of one SPAC Ordinary Share, one SPAC Private Placement right, and one SPAC Private Placement Warrant.

“SPAC Public Rights” means the rights sold to the public by SPAC as part of SPAC’s initial public offering (whether purchased in such offering or thereafter in the public market), each such right convertible into one-seventh (1/7) of a SPAC Ordinary Share upon the consummation of an initial Business Combination.

A-15

“SPAC Public Units” means the units of SPAC sold to the public by SPAC as part of SPAC’s initial public offering (whether purchased in such offering or thereafter in the public market), each consisting of one SPAC Ordinary Share, one SPAC Public Right, and one SPAC Public Warrant.

“SPAC Public Warrants” means the redeemable warrants sold to the public by SPAC as part of SPAC’s initial public offering (whether purchased in such offering or thereafter in the public market), each such redeemable warrant entitles the holder thereof to purchase one half of a SPAC Ordinary Shares at an exercise price of $11.50 per share.

“SPAC Rights” means the SPAC Public Rights and the SPAC Private Placement Rights.

“SPAC Shareholder Approval” means the vote of the holders of SPAC Ordinary Shares required to approve the SPAC Transaction Proposals, as determined in accordance with applicable Law and the SPAC Memorandum and Articles of Association.

“SPAC Shareholder Redemption Right” means the right of the public holders of SPAC Ordinary Shares to redeem all or a portion of their SPAC Ordinary Shares (in connection with the Transactions or otherwise) as set forth in the Organizational Documents of SPAC and the Trust Agreement.

“SPAC Shareholder Redemption Amount” means the aggregate amount payable with respect to all SPAC Shareholder Redemption Rights that have been validly exercised by the public holders of the SPAC Ordinary Shares.

“SPAC Shareholder” means a holder of SPAC Ordinary Shares.

“SPAC Transaction Expenses” means without duplication, all fees, costs and expenses paid or payable by SPAC in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements, the performance and compliance with all Transaction Agreements and conditions contained herein to be performed or complied with, and the consummation of the Transactions, including (i) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks (including placement agents), proxy solicitation agents as contemplated by Section 8.08, data room administrators, attorneys, accountants, auditors and other advisors and service providers (including any deferred underwriting commissions) payable by SPAC, (ii) the filing fees incurred in connection with making any filings with Governmental Authorities under Section 8.01, (iii) the filing fees incurred in connection with filing the Registration Statement, the Proxy Statement or the Proxy Statement/Prospectus under Section 8.02, (iv) the cost of the D&O Tail and (v) repayment of any Working Capital Loans.

“SPAC Transaction Proposals” means the adoption and approval of each proposal reasonably agreed to by SPAC and the Company as necessary or appropriate in connection with the consummation of the Transactions, including unless otherwise agreed upon: (i) the approval and authorization of this Agreement and the Transactions as a Business Combination, (ii) the approval and authorization of the Reincorporation Merger and the Plan of Merger, (iii) the adoption and approval of a proposal for the adjournment of the SPAC Extraordinary General Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing, and (iv) the adoption and approval of each other proposal that the Nasdaq or the SEC (or its staff members) indicates is necessary in its comments to the Proxy Statement or in correspondence related thereto.

“SPAC Units” means the SPAC Public Units and the SPAC Private Placement Units.

“SPAC Warrants” means the SPAC Public Warrants and the SPAC Private Placement Warrants.

“Company Exchange Ratio” means a number resulting from dividing (i) the Equity Value by (ii) the product of (x) the Aggregate Fully Diluted Company Shares as of a time immediately prior to the Second Effective Time, and (y) 10.

“Sponsor” means A-Star Management Corp., a British Virgin Islands business company.

A-16

“Subsidiary” means, with respect to a Person, any corporation, company or other organization (including a limited liability company or a partnership), whether incorporated or unincorporated, of which (a) such Person directly or indirectly owns or controls a majority of the Equity Securities having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation, company or other organization, (b) such Person directly or indirectly possesses the right to elect a majority of directors or others performing similar functions with respect to such corporation, company or other organization, or (c) such Person or any of its Subsidiaries is, directly or indirectly, a general partner or managing member.

“Tax” means any federal, state, provincial, territorial, local, foreign and other net income tax, alternative or add-on minimum tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax, social security or national health insurance), ad valorem, transfer, franchise, license, excise, severance, stamp, occupation, premium, personal property, real property, escheat or unclaimed property, capital stock, profits, disability, registration, value added, estimated, customs duties, and sales or use tax, or other tax or like assessment or charge, in each case imposed by any Governmental Authority, together with any interest, indexation, penalty, addition to tax or additional amount imposed with respect thereto (or in lieu thereof) by a Governmental Authority.

“Tax Return” means any return, report, statement, refund, claim, declaration, information return, statement, estimate or other document filed or required to be filed with a Governmental Authority in respect of Taxes, including any schedule or attachment thereto and including any amendments thereof.

“Taxing Authority” means the Internal Revenue Service and any other Authority responsible or the collection, assessment or imposition of any Tax or the administration of any Law relating to any Tax.

“Trade Control Laws” means all applicable Laws and regulations relating to the export, re-export, transfer or import of products, software or technology, including but not limited to, those applicable to the computer equipment and Software, and other equipment and Intellectual Property used in connection with the mining of bitcoin and other cryptocurrencies.

“Transaction Agreements” means this Agreement, the Sponsor Support Agreement, the Registration Rights Agreement, the Plan of Merger, the Target Lock-Up and Support Agreement, the Sponsor Lock-Up Agreement, and all the agreements, documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules thereto.

“Treasury Regulations” means the regulations promulgated under the Code.

“Trust Agreement” means that certain Investment Management Trust Agreement between SPAC and Wilmington Trust, National Association (the “Trustee”), dated as of December 9, 2021.

“Working Capital Loans” means any loan made to SPAC by any of the Sponsor, an Affiliate of the Sponsor, or any of SPAC’s officers or directors, and evidenced by a promissory note or any other agreements, for the purpose of financing costs incurred in connection with a Business Combination.

Section 1.02 Construction.

(a) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (iv) the terms “Article”, “Section”, “Schedule”, “Exhibit” and “Annex” refer to the specified Article, Section, Schedule, Exhibit or Annex of or to this Agreement unless otherwise specified, (v) the word “including” shall mean “including without limitation,” (vi) the word “or” shall be disjunctive but not exclusive and have the meaning represented by the term “and/or”, (vii) the phrase “to the extent” means the degree to which a subject matter or other thing extends, and such phrase shall not mean simply “if”, and (viii) the words “shall” and “will” have the same meaning.

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(b) Unless the context of this Agreement otherwise requires, reference to Contracts shall be deemed to include all subsequent amendments and other modifications thereto (subject to any restrictions on amendments or modifications set forth in this Agreement).

(c) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to Laws shall be construed as including all Laws consolidating, amending or replacing the Law.

(d) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party.

(e) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

(f) The phrases “provided to SPAC,” “delivered to SPAC”, “furnished to SPAC,” “made available to SPAC” and phrases of similar import when used herein, unless the context otherwise requires, means that a copy of the information or material referred to has been made available to SPAC no later than 11:59 p.m. (Eastern Standard time) on the day prior to the date of this Agreement (i) in the virtual “data room” maintained by Dropbox Inc. that has been set up by the Company in connection with this Agreement or (ii) by delivery to SPAC or its legal counsel via electronic mail or hard copy form.

(g) References to “$” or “dollar” or “US$” shall be references to United States dollars. References to “€” or “EUR” shall be references to the currency of the European Union.

(h) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

Section 1.03 Table of Other Defined Terms.

Term	Section
A&R M&A	Recitals
Additional Financial Statements	Section 6.10
Agreement	Preamble
Alternative Transaction Proposal	Section 8.03(a)
Amended and Restated Warrant Agreement	Section 8.06
Assignment and Assumption Agreement	Section 8.06
Audited Financial Statements	Section 6.10
Cayman Companies Law	Recitals
CBA	Section 4.12(a)(v)
Closing	Section 3.02(a)
Closing Date	Section 3.02(a)
Closing Press Release	Section 8.05(c)
Company Auditor	Section 4.08(a)
Company Board	Recitals
Company Board Recommendation	Recitals
Company Disclosure Letter	Article IV

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Term	Section
Company Employees	Section 4.13(a)
Company Intellectual Property	Section 4.20(b)
Confidentiality Agreement	Section 11.08
Creator	Section 4.20(f)
D&O Indemnitee	Section 7.01(a)
D&O Tail	Section 7.01(b)
Designated Person	Section 11.17(a)
Enforceability Exceptions	Section 4.03(a)
Estonian Counsel Fees	Section 8.09
Exchange Agent	Section 3.03(a)
Exchange Agent Agreement	Section 3.03(a)
Exchange Consideration	Section 3.01(c)
Excluded Share	Section 3.01(f)
Existing D&O Arrangements	Section 7.01(a)
Existing Representation	Section 11.17(a)
Export	Section 4.24(d)
Federal Securities Laws	Section 5.08(a)
Financial Statements	Section 4.08(a)
First Effective Time	Section 2.03(a)
Plan of Merger	Section 2.03(a)
Founder	Recitals
Intended Tax Treatment	Recitals
Interim Balance Sheet Date	Section 4.08(f)
Interim Period	Section 6.01
Licensed Intellectual Property	Section 4.20(b)
Listing Application	Section 6.05
Malicious Code	Section 4.20(l)
Merger Consideration	Section 3.01(c)
Non-Recourse Party	Section 11.14
Party	Preamble
Processing	Section 4.20(j)
Protected Data	Section 4.20(i)
Proxy Statement/Prospectus	Section 8.02(a)(i)
PubCo	Recitals
Registered Intellectual Property	Section 4.20(a)
Registration Rights Agreement	Recitals

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Term	Section
Sarbanes-Oxley Act	Section 5.08(a)
SEC Reports	Section 5.08(a)
Second Effective Time	Section 2.03(b)
Share Exchange	Preamble
SPAC	Preamble
SPAC Alternative Transaction Proposal	Section 8.03(b)
SPAC Board	Recitals
SPAC Board Recommendation	Recitals
SPAC Disclosure Letter	Article V
SPAC Extraordinary General Meeting	Section 8.02(b)
SPAC Impairment Effect	Section 5.01
SPAC Permits	Section 5.09
SPAC Related Party	Section 5.15
SPAC Right Consideration	Section 3.1(a)
Specified Contracts	Section 4.12(a)
Specified Representations	Section 9.02(a)(i)
Specified SPAC Representations	Section 9.03(a)(i)
Sponsor Lock-Up Agreement	Recitals
Sponsor Support Agreement	Recitals
Surviving Provisions	Section 10.02
TA	Section 8.06
Target Lock-Up and Support Agreement	Recitals
Termination Date	Section 10.01(c)
Trade Controls	Section 4.24(a)
Transaction Filings	Section 8.02(a)(i)
Transaction Litigation	Section 8.01(c)
Transactions	Recitals
Trust Account	Section 5.02 (c)
Trustee	Section 1.01
Unaudited Financial Statements	Section 4.08(a)
Unit Separation	Section 3.01(a)
Warrant Agreement	Section 3.01(b)(iii)

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ARTICLE II

THE TRANSACTIONS

Section 2.01 The Reincorporation Merger. At the First Effective Time, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the Plan of Merger and the Cayman Companies Law, PubCo and SPAC shall consummate the Reincorporation Merger, pursuant to which SPAC shall be merged with and into PubCo, following which the separate corporate existence of SPAC shall cease and PubCo shall continue as the surviving entity after the Reincorporation Merger. The corporate name of PubCo after the Reincorporation Merger shall be “Xdata Group.”

Section 2.02 The Share Exchange. At the Second Effective Time, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions the Cayman Companies Law, and the Estonia Corporations Law, PubCo and the Company shall consummate the Share Exchange, pursuant to which PubCo shall acquire all of the Aggregate Fully Diluted Company Shares, and the Company Shareholder will receive PubCo Ordinary Shares at the Company Exchange Ratio.

Section 2.03 Effective Times.

On the terms and subject to the conditions set forth herein, on the Closing Date:

(a) PubCo and SPAC shall execute a plan of merger (the “Plan of Merger”) and shall file the Plan of Merger and other documents as required to effectuate the Reincorporation Merger pursuant to the Cayman Companies Law with the Cayman Registrar as provided in the applicable provisions of the Cayman Companies Law. The Reincorporation Merger shall become effective at the time when the Plan of Merger is registered by the Cayman Registrar or such later time as PubCo and SPAC may agree and specify pursuant to the Cayman Companies Law (the “First Effective Time”).

(b) As soon as practicable after the First Effective Time, PubCo and the Company will consummate the Share Exchange, whereby PubCo will acquire all of the Aggregate Fully Diluted Company Shares , as provided in Section 2.02 above. The date and time (Eastern Time, USA) that the Share Exchange is legally effective pursuant to the Estonia Corporations Law is referred to as the “Second Effective Time.”

Section 2.04 Effect of the Merger and the Share Exchange.

The effect of the Merger shall be as provided in this Agreement, the Plan of Merger, and the applicable provisions of the Cayman Companies Law. Without limiting the generality of the foregoing, and subject thereto, at the First Effective Time, all the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of SPAC shall become the property, rights, privileges, agreements, powers and franchises, debts, liabilities, duties and obligations of PubCo, which shall include the assumption by PubCo of any and all agreements, covenants, duties and obligations of SPAC set forth in this Agreement to be performed after the First Effective Time. The effect of the Share Exchange shall be as provided in this Agreement and the Estonia Corporations Law. Without limiting the generality of the foregoing, and subject thereto, at the Second Effective Time, PubCo shall become the owner of all of the Aggregate Fully Diluted Company Shares.

Section 2.05 Governing Documents.

At the First Effective Time, the A&R M&A shall be the memorandum and articles of association of PubCo, until, thereafter changed or amended as provided therein or by applicable Law.

Section 2.06 Directors and Officers of PubCo Immediately after the Second Effective Time.

Immediately after the Second Effective Time, the board of directors of the PubCo will have 5 directors, consisting of: (i) three directors designated prior to the Closing by the Company, at least one of whom shall be considered independent under Nasdaq requirements; and (ii) two directors designated prior to the Closing by SPAC, who shall be considered independent under Nasdaq requirements. The Company’s executive officers and management will become the executive officers and management of PubCo at the Closing and will receive new employment agreements customary for public company executives.

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Section 2.07 Further Assurances.

If, at any time after the First Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement and to vest PubCo following the Reincorporation Merger with full right, title and possession to all assets, property, rights, privileges, powers and franchises of SPAC, the applicable directors, officers and members of SPAC are fully authorized in the name of their respective companies or otherwise to take, and shall take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

ARTICLE III

THE TRANSACTIONS; CLOSING

Section 3.01 Effect of the Transactions on Securities of SPAC, Company and PubCo.

On the terms and subject to the conditions set forth herein, on or before the Closing, by virtue of the Transactions and without any further action on the part of any Party or any other Person, the following shall occur:

(a) Immediately prior to the First Effective Time, the SPAC Ordinary Shares, SPAC Rights and the SPAC Warrants comprising each issued and outstanding SPAC Unit immediately prior to the First Effective Time shall be automatically separated (the “Unit Separation”) and each holder thereof shall thereafter hold, for each SPAC Unit held at the time of the Unit Separation, one SPAC Ordinary Share, one SPAC Right and one SPAC Warrant. The SPAC Ordinary Shares, SPAC Rights and SPAC Warrants held following the Unit Separation shall be converted in accordance with the applicable terms of this Section 3.01.

Immediately prior to the First Effective Time, each seven (7) SPAC Rights (which, for the avoidance of doubt, includes the SPAC Rights held as a result of the Unit Separation) that are issued and outstanding as of immediately prior to the First Effective Time (i) shall be converted automatically into, and the holder of such SPAC Rights shall be entitled to receive, for each seven (7) SPAC Rights, one SPAC Ordinary Share (the “SPAC Right Consideration”); provided that no fractional SPAC Ordinary Shares will be issued and, if a holder of SPAC Rights would be entitled to receive a fractional SPAC Ordinary Share, the number of SPAC Ordinary Shares to be issued to such holder shall be rounded down to the nearest whole number of SPAC Ordinary Shares, and (ii) shall no longer be outstanding and shall automatically be canceled by the terms thereof and each former holder of SPAC Rights shall thereafter cease to have any rights with respect to such securities, other than to receive the SPAC Right Consideration attributable to such SPAC Rights or as expressly provided herein.

(b) At the First Effective Time:

(i) each SPAC Ordinary Share (which, for the avoidance of doubt, includes the SPAC Ordinary Shares held as a result of the Unit Separation and the SPAC Right Consideration) that is issued and outstanding as of immediately prior to the First Effective Time (other than any Excluded Shares, Redeeming SPAC Shares and Dissenting SPAC Shares) (i) shall be converted automatically into, and the holder of such SPAC Ordinary Share shall be entitled to receive from the Exchange Agent, one PubCo Ordinary Share(the “Merger Consideration”), and (ii) shall no longer be outstanding and shall automatically be canceled by virtue of the Reincorporation Merger and each former holder of SPAC Ordinary Shares shall thereafter cease to have any rights with respect to such securities, other than to receive the Merger Consideration attributable to such SPAC Ordinary Share or as expressly provided herein.

(ii) [Reserved].

(iii) each SPAC Warrant (which, for the avoidance of doubt, includes the SPAC Warrants held as a result of the Unit Separation) that is issued and outstanding immediately prior to the First Effective Time shall remain outstanding but shall be automatically adjusted to become one corresponding warrant of PubCo, exercisable for PubCo Ordinary Shares in accordance with its terms. Each SPAC Warrant will continue to have, and be subject to, the same terms and conditions set forth in the warrant agreement (the “Warrant Agreement”), dated as of December 13, 2021, by and between SPAC and Vstock Transfer LLC, as warrant agent. At the Closing, the PubCo shall enter into an amendment (as set out in Exhibit G) to the Warrant Agreement solely to evidence the succession of the PubCo to the SPAC and the assumption by the PubCo of the covenants of SPAC in the Warrant Agreement and the SPAC Warrants.

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(iv) Each SPAC Share held in SPAC’s treasury or owned by the SPAC or any other wholly owned subsidiary of the SPAC immediately prior to the First Effective Time (each an “Excluded Share”), shall be automatically cancelled and extinguished without any conversion thereof or payment therefor.

(v) Each PubCo Ordinary Share that is issued and outstanding immediately prior to the First Effective Time will be automatically cancelled and extinguished without any conversion thereof or payment therefor.

(vi) Each Dissenting SPAC Share that is issued and outstanding as of immediately prior to the First Effective Time held by a Dissenting SPAC Shareholder (if any) shall no longer be outstanding and shall automatically be cancelled by virtue of the Reincorporation Merger and each former holder of Dissenting SPAC Shares shall thereafter cease to have any rights with respect to such securities, except the right to be paid the fair value of such Dissenting SPAC Shares and such other rights as are granted by the Cayman Companies Law. Notwithstanding the foregoing, if any such holder shall have failed to perfect or prosecute or shall have otherwise waived, effectively withdrawn or lost his, her or its rights under Section 238 of the Cayman Companies Law or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 238 of the Cayman Companies Law, then the right of such holder to be paid the fair value of such holder’s Dissenting SPAC Shares under Section 238 of the Cayman Companies Law shall cease and such former SPAC Shares shall no longer be considered Dissenting SPAC Shares for purposes hereof and such holder’s former SPAC Shares shall thereupon be deemed to have been converted as of the First Effective Time into the right to receive the Merger Consideration, without any interest thereon.

(c) At the Second Effective Time, all of the Aggregate Fully Diluted Company Shares shall be exchanged for PubCo Ordinary Shares at Company Exchange Ratio, and such PubCo Ordinary Shares are referred to as the “Exchange Consideration.”

(d) A number of PubCo Ordinary Shares, representing in the aggregate 10% (on an as-converted and fully diluted basis) of the issued and outstanding PubCo Ordinary Shares as of the Closing Date, will be reserved for purposes of the PubCo Equity Incentive Plan.

(e) Closing.

(i) On the terms and subject to the conditions of this Agreement, the consummation of the Transactions (the “Closing”) shall take place electronically by the mutual exchange of electronic signatures (including portable document format (“pdf”)) on the date that is two (2) Business Days following the date on which all conditions set forth in Article IX have been satisfied or waived (other than those conditions that by their terms or nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), or at such other place, time or date as SPAC and the Company may mutually agree in writing. The date on which the Closing occurs is referred to herein as the “Closing Date.”

(ii) At the Closing, the PubCo shall pay by wire transfer of immediately available funds, (i) all accrued and unpaid SPAC Transaction Expenses as set forth on a written statement to be delivered to the Company by or on behalf of SPAC not less than three (3) Business Days prior to the Closing Date and (ii) all accrued and unpaid Company Transaction Expenses as set forth on a written statement to be delivered to SPAC by or on behalf of the Company not less than three (3) Business Days prior to the Closing Date, which shall include, in each case of clauses (i) and (ii), the respective amounts and wire transfer instructions for the payment thereof, together with corresponding supporting documentation for the foregoing. The Company shall provide SPAC and its Representatives and SPAC shall provide the Company and its Representatives reasonable access to (x) the supporting documentation used by the Company and SPAC in the preparation of their respective written statements in connection with the Company Transaction Expenses and the SPAC Transaction Expenses (as applicable) and (y) the Company’s Representatives and SPAC’s Representatives, in each case as reasonably requested by SPAC or the Company (as applicable) in connection with SPAC’s or the Company’s review of the written statement in connection with the Company Transaction Expenses or the SPAC Transaction Expenses (as applicable). Prior to the Closing Date, the Company and SPAC shall consider in good faith any reasonable comments of SPAC or the Company to the written statement in connection with the Company Transaction Expenses or the SPAC Transaction Expenses. If the Company and SPAC agree to make any modification to the written statement in connection with the Company Transaction Expenses or the SPAC Transaction Expenses, then such written statement as so agreed by the Company and SPAC to be modified shall be deemed to be the written statement for purposes of determining the Company Transaction Expenses and the SPAC Transaction Expenses.

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Section 3.02 Delivery.

(a) Prior to the First Effective Time, Vstock Transfer LLC (or such other Person to be selected by SPAC) shall be appointed and authorized to act as exchange agent in connection with the transactions contemplated by Section 3.01 (the “Exchange Agent”) and the Company shall enter into an exchange agent agreement reasonably acceptable to the Company and SPAC with the Exchange Agent (the “Exchange Agent Agreement”) for the purpose of exchanging, upon the terms and subject to the conditions set forth in this Agreement, (i) each SPAC Ordinary Share (other than any Excluded Shares, Redeeming SPAC Shares and Dissenting SPAC Shares) for the Merger Consideration issuable in respect of such SPAC Ordinary Shares and (ii) each Company Share for the Exchange Consideration issuable in respect of such Company Shares. At least two (2) Business Days prior to the Closing, the Company and SPAC shall direct the Exchange Agent to, at the First Effective Time, exchange (i) each such SPAC Ordinary Share for the Merger Consideration and (ii) each such Company Share for the Exchange Consideration pursuant to the Exchange Agent Agreement and perform the Exchange Agent’s other obligations thereunder.

(b) Subject to the Estonia Corporations Law, all Shares of PubCo issued upon the exchange of SPAC Ordinary Shares for PubCo Ordinary Shares and upon the Share Exchange in accordance with the terms of this Article III shall be deemed to have been exchanged and paid in full satisfaction of all rights pertaining to the securities represented by such SPAC Ordinary Shares and Company Shares, as the case may be, and there shall be no further registration of transfers (i) on the register of members of SPAC of the SPAC Ordinary Shares from and after the First Effective Time or (ii) on the register of shareholders of the Company of the Company Shares from and after the Second Effective Time. From and after the First Effective Time, holders of SPAC Ordinary Shares shall cease to have any rights as shareholders of SPAC, except (i) in the case of holders of SPAC Ordinary Shares that are issued and outstanding as of immediately prior to the First Effective Time (other than any Excluded Shares, Redeeming SPAC Shares and Dissenting SPAC Shares), the right to receive the Merger Consideration in exchange therefor, as provided in this Agreement and the Plan of Merger, (ii) in the case of any holders of Redeeming SPAC Shares, the SPAC Shareholder Redemption Rights and (iii) in the case of holders of Dissenting SPAC Shares, the rights provided in Section 3.01(b)(vi). From and after the Second Effective Time, holders of Company Shares shall cease to have any rights as shareholders of the Company, except the right to receive the Exchange Consideration in exchange therefor, as provided in this Agreement.

(c) No interest will be paid or accrued on the Merger Consideration or the Exchange Consideration to be issued pursuant to this Article III (or any portion thereof). Except with respect to Redeeming SPAC Shares and as otherwise provided in Section 3.01(b)(vi) in respect of Dissenting SPAC Shares, from and after the First Effective Time, until surrendered or transferred, as applicable, in accordance with this Section 3.02, each SPAC Ordinary Share shall solely represent the right to receive the Merger Consideration to which such SPAC Ordinary Share is entitled to receive pursuant to this Agreement and the Plan of Merger. From and after the Second Effective Time, until surrendered or transferred, as applicable, in accordance with this Section 3.02, each Company Share shall solely represent the right to receive the Exchange Consideration to which such Company Share is entitled to receive pursuant to this Agreement.

(d) Notwithstanding anything to the contrary in this Agreement, none of the Parties, PubCo or the Exchange Agent shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar applicable Law. Any portion of the Merger Consideration remaining unclaimed by SPAC Shareholders immediately prior to such time when the amounts would otherwise escheat to, or become property of, any Governmental Authority shall become, to the extent permitted by applicable Law, the property of the Company free and clear of any claims or interest of any Person previously entitled thereto.

Section 3.03 Withholding Rights.

Each of the Parties, the Exchange Agent and each of their respective Affiliates and any other Person making a payment under this Agreement shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amount payable pursuant to this Agreement such amounts as are required to be deducted and withheld under applicable Tax Law. To the extent that amounts are so withheld and timely remitted to the applicable Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. The Parties, the Exchange Agent and each of their respective Affiliates and any other Person making a payment under this Agreement shall provide written notice of any withholding tax that it intends to make (or cause to be made) in connection with consideration payable or otherwise deliverable pursuant to this Agreement to the other Parties, which notice shall include the basis for the proposed deduction or withholding, at least fifteen (15) days or as soon as practicable prior to the date of the relevant payment. The Parties shall cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding).

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the disclosure letter delivered by the Company to SPAC dated as of the date of this Agreement (the “Company Disclosure Letter”) (each section of which, subject to Section 11.17, qualifies the correspondingly numbered and lettered representations in this Article IV), the Company represents and warrants to SPAC that as of the date of this Agreement and the Closing Date:

Section 4.01 Corporate Organization of the Company.

The Company is an exempted company duly incorporated, is validly existing and is in good standing under the Laws of the Republic of Estonia and has the corporate power and authority to own, lease and operate its assets and properties and to conduct its business as it is now being conducted. The Company has made available to SPAC true and correct copies of its Organizational Documents as in effect as of the date hereof. The Company is duly licensed or qualified and in good standing (where such concept is applicable) as a foreign entity in each jurisdiction set forth on Section 4.01 to the Company Disclosure Letter which are all jurisdictions where the ownership of its property presently or the character of its activities as currently conducted is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not have a Material Adverse Effect.

Section 4.02 Subsidiaries.

Section 4.02 of the Company Disclosure Letter sets forth a list of the Company Subsidiaries.

Section 4.03 Due Authorization.

(a) The Company has the requisite corporate power and authority to execute and deliver this Agreement and each other Transaction Agreement to which it is or will be a party and (subject to any consents, approvals, authorizations and other requirements described in Section 4.05) to perform all obligations to be performed by it hereunder and thereunder and to consummate the Transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such other Transaction Agreements and the consummation of the Transactions contemplated hereby and thereby have been duly authorized by the Company Board, and other than the consents, approvals, authorizations and other requirements described in Section 4.05, no other corporate proceeding on the part of the Company is necessary to authorize this Agreement or any other Transaction Agreements or the Company’s performance hereunder or thereunder. This Agreement has been, and each such other Transaction Agreement has been or will be (when executed and delivered by the Company as applicable), duly and validly executed and delivered by the Company, as applicable, and, assuming due and valid authorization, execution and delivery by each other party hereto and thereto, this Agreement constitutes, and each such other Transaction Agreement constitutes or will constitute, a valid and binding obligation of the Company, as applicable, enforceable against the Company, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting or relating to creditors’ rights generally and subject, as to enforceability, to general principles of equity, whether such enforceability is considered in a proceeding in equity or at Law (the “Enforceability Exceptions”).

(b) On or prior to the date of this Agreement, the Company Board has unanimously (i) determined that it is in the best interests of the Company and the Company Shareholder, and declared it advisable, for the Company to enter into this Agreement and the other Transaction Agreements to which the Company is or will be a party; (ii) approved this Agreement, the other Transaction Agreements to which the Company is or will be a party and the Transactions; and (iii) passed a resolution recommending to the Company Shareholder the approval of the Company Transaction Proposals.

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(c) The only approvals or votes required from the holders of the Company’s Equity Securities in connection with the consummation of the Transactions, including the Closing, and the approval of the Company Transaction Proposals, are as set forth on Section 4.03(c) of the Company Disclosure Letter.

Section 4.04 No Conflict.

Subject to the receipt of the consents, approvals, authorizations, and other requirements set forth in Section 4.04 of the Company Disclosure Letter, the execution, delivery and performance by the Company of this Agreement and the other Transaction Agreements to which it is or will be a party and the consummation by the Company of the Transactions contemplated hereby and thereby do not and will not, (a) contravene, breach or conflict with the Organizational Documents of the Company or any of its Subsidiaries, (b) contravene or conflict with or constitute a violation of any provision of any Law, Permit or Order binding upon or applicable to the Company or any of its Subsidiaries or any of their respective assets or properties, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default under, result in the termination or acceleration of, result in a right of termination, cancellation, modification, acceleration or amendment under, or accelerate the performance required by, any of the terms, conditions or provisions of any Specified Contract, or (d) result in the creation or imposition of any Lien on any asset, property or Equity Security of the Company or any of its Subsidiaries (other than any Permitted Liens), except, in the case of each of clauses (b) through (d), for any such conflict, violation, breach, default, loss, right or other occurrence which would not have a Material Adverse Effect.

Section 4.05 Governmental Authorities; Consents.

No notice to, action by, consent, approval, permit or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of the Company with respect to each of their execution, delivery and performance of this Agreement and the other Transaction Agreements to which each is or will be a party and the consummation by the Company of the Transactions contemplated hereby and thereby, except for (i) the filing (A) with the SEC of the Proxy Statement/Prospectus and the declaration of the effectiveness thereof by the SEC and (B) of any other documents or information required pursuant to applicable requirements, if any, of applicable Securities Laws, (ii) compliance with and filings or notifications required to be filed with the state securities regulators pursuant to “blue sky” Laws and state takeover Laws as may be required in connection with this Agreement, the other Transaction Agreements or the Transactions, (iii) the filing of the Plan of Merger and related documentation with the Cayman Registrar in accordance with the Cayman Companies Law, (iv) the filing of the Share Exchange and related documentation with the Cayman Registrar in accordance with the Cayman Companies Law, and (v) any such notices to, actions by, consents, approvals, permits or authorizations of, or designations, declarations or filings with, any Governmental Authority, the absence of which would not have a Material Adverse Effect.

Section 4.06 Capitalization of the Company.

(a) The number and class of securities (if applicable) of all of the issued and outstanding Equity Securities of the Company as of the date of this Agreement are set forth on Section 4.06(a) of the Company Disclosure Letter. Except as provided in Section 4.06(a) of the Company Disclosure Letter, all of the issued and outstanding Equity Securities of the Company (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, including Securities Laws, and all requirements set forth in (1) the Organizational Documents of the Company and (2) any other applicable Contracts governing the issuance of such Equity Securities; (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Organizational Documents of the Company or any Contract to which the Company is a party or otherwise bound; and (iv) are free and clear of any Liens (other than restrictions arising under applicable Laws, the Company’s Organizational Documents and the Transaction Agreements). The authorized capital of the Company is €10,000.

(b) As of the date hereof, there are no outstanding Equity Securities or equity appreciation, phantom stock, profit participation, equity or equity-based rights or similar rights with respect to the Equity Securities of, or other equity or voting interest in, the Company. Except as set forth in the Organizational Documents of the Company, as of the date hereof (i) no Person is entitled to any preemptive or similar rights to subscribe for Equity Securities of the Company, (ii) there are no warrants, options, purchase rights, restricted stock or share units, subscription rights, conversion rights, exchange rights, calls, puts, rights of first refusal or first offer or other Contract that requires the Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem any Equity Securities or securities convertible into or exchangeable for Equity Securities of the Company, and (iii) there are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter for which the Company Shareholder may vote.

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(c) Except as provided in Section 4.06(c) of the Company Disclosure Letter, there are no declared but unpaid dividends or distributions in respect of any Equity Securities of the Company. Since inception of the Company or its Subsidiaries, through the date of this Agreement, the Company has not made, declared, set aside, established a record date for or paid any dividends or distributions.

(d) [Reserved]

(e) [Reserved]

(f) There are no voting trusts, proxies or other Contracts with respect to the voting or transfer of any Equity Securities of the Company or any Company Subsidiary.

Section 4.07 [Reserved].

[Reserved]

Section 4.08 Financial Statements.

(a) Set forth on Section 4.08(a) of the Company Disclosure Letter are true correct and complete copies of the financial statements of the Company and its Subsidiaries, as of and for the years ended December 31, 2022 and 2023 (the “Unaudited Financial Statements”) audited by an Estonian auditor (as required by law), consisting of (i) balance sheets and (ii) income statements. The Company will provide to SPAC the Audited Financial Statements and the Additional Financial Statements (each as defined in and pursuant to Section 6.10) in accordance with Section 6.10. The Unaudited Financial Statements, the Audited Financial Statements and the Additional Financial Statements are collectively referred to herein as the “Financial Statements.”

(b) The Financial Statements (i) are and will be materially correct, complete and fairly present in conformity with GAAP applied on a consistent basis, the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations for the periods indicated in such Financial Statements (except in the case of the Additional Financial Statements, subject to normal year-end adjustments) and, (ii) to the extent required to be included, do and will comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant.

(c) The Financial Statements (i) were and will be prepared from the Books and Records of the Company and the Subsidiaries; (ii) were and will be prepared in accordance with GAAP consistently applied; and (iii) fairly present in all material respects, the financial position, results of operations and cash flows of the Company and the Subsidiaries as at the date thereof and for the periods indicated therein, except as otherwise noted therein.

(d) The Company has established and maintains systems of internal accounting controls. Such systems are designed to provide, in all material respects, reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for the Company’s and its Subsidiaries’ assets. None of the Company or its Subsidiaries has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company and its Subsidiaries, (ii) any fraud, whether or not material, that involves the Company or its Subsidiaries’ management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or its Subsidiaries, or (iii) any claim or allegation regarding any of the foregoing.

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(e) Since June 30, 2024, (the “Interim Balance Sheet Date”) through and including the date of this Agreement, no Material Adverse Effect has occurred.

(f) Since the Interim Balance Sheet Date through and including the date of this Agreement, except as expressly contemplated by this Agreement, the other Transaction Agreements or in connection with the Transactions contemplated hereby and thereby, or as required by applicable Law, the Company and its Subsidiaries have carried on their respective businesses in all material respects in the ordinary course of business.

(g) The Company maintains and, for all periods, has maintained, the Books and Records of the Company in the ordinary course of business, and the Books and Records are accurate and complete in all material respects and reflect, in reasonable detail, the revenues, expenses, assets and liabilities of the Company.

(h) Except as set forth in Section 4.08(h) of the Company Disclosure Letter, all accounts receivable reflected in the Financial Statements, represent arm’s length sales in the ordinary course of business, constitute valid claims of the Company, as applicable, free and clear of all Liens, and are not subject to any dispute, claim, set-off or other defense or counterclaims other than returns in the ordinary course of business. Except as set forth in Section 4.08(h) of the Company Disclosure Letter, since the Interim Balance Sheet Date, (i) there have not been any write-offs as uncollectible of such accounts receivable, except for write-offs in the ordinary course of business consistent with past practice, and (ii) there has not been a material change in the aggregate amount of such accounts receivable and amounts owing to the Company or any of its subsidiaries or the aging thereof.

(i) Neither the Company nor any of the Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangements” that would be required to be disclosed under Item 303(a) of Regulation S-K promulgated by the SEC or any “variable interest entities” (within the meaning Accounting Standards Codification 810).

Section 4.09 Undisclosed Liabilities.

Neither the Company nor any of its Subsidiaries has any Liability, debt, or obligation, whether accrued, contingent, absolute, determined, determinable or otherwise, required to be reflected or reserved for on a balance sheet prepared in accordance with GAAP, except for liabilities, debts, or obligations (a) reflected or reserved for in the Financial Statements or disclosed in any notes thereto, (b) that have arisen since the Audited Financial Statements Date in the ordinary course of business of the Company and its Subsidiaries consistent with past practice, (c) incurred or arising under or in connection with the Transactions, including expenses related thereto, (d) disclosed in Section 4.09 of the Company Disclosure Letter, or (e) that would not, individually or in the aggregate, reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

Section 4.10 Litigation and Proceedings.

There are no, and since its date of inception there have been no, pending or, to the Knowledge of the Company, threatened, Actions by or against the Company or any of its Subsidiaries that, if adversely decided or resolved, would reasonably be expected to result in Liability to or obligations of the Company or any of its Subsidiaries in an amount material to the business of the Company and its Subsidiaries, taken as a whole. There is no Order imposed upon the Company or any of its Subsidiaries that would reasonably be expected to result in Liability to or obligations of the Company or any of its Subsidiaries in an amount material to the business of the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries is party to a settlement or similar agreement regarding any of the matters set forth in the two preceding sentences that contains any ongoing obligations, restrictions or liabilities (of any nature) that would reasonably be expected to result in Liability to or obligations of the Company or any of its Subsidiaries in an amount material to the business of the Company and its Subsidiaries, taken as a whole.

Section 4.11 Compliance with Laws.

(a) Each of the Company and each its Subsidiaries is, and since its respective dates of inception each has been, in compliance with all applicable Laws, except for such noncompliance which, individually or in the aggregate, would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. None of the Company or its Subsidiaries has received any written notice from any Governmental Authority of a violation of any applicable Law at any time since its date of inception, except for any such violation which, individually or in the aggregate, would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

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(b) Each of the Company and its Subsidiaries, as of the date hereof, holds, and since its commencement of business, has held, all Permits necessary for the operation of the Company Business as currently conducted, except for the failure to obtain the Permit(s) which, individually or in the aggregate, would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries are, and since the date of commencement of operation, have been, in compliance with and not in default under such Permits, in each case except for such noncompliance that would not have a Material Adverse Effect.

(c) [Reserved].

(d) Except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, or otherwise disclosed in Section 4.11(d) of the Company Disclosure Letter, the Company and its Subsidiaries, are in compliance with the Laws of the Jurisdiction(s) of Operations and any other Laws that may be applicable to the Principal Business.

Section 4.12 Contracts; No Defaults.

(a) Section 4.12(a) of the Company Disclosure Letter contains a list of all Contracts described in clauses (i) through (xii) of this Section 4.12(a) to which, as of the date of this Agreement, the Company or any of its Subsidiaries is a party (all such Contracts as described in clauses (i) through (xii), collectively, the “Specified Contracts”). True, correct and complete copies of the Specified Contracts have been made available to SPAC.

(i) Except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, each Contract relating to Indebtedness in an amount over $250,000;

(ii) Except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, each Contract that is a purchase and sale or similar agreement for the acquisition of any Person or any business unit thereof, and with respect to which there are any material ongoing obligations;

(iii) Except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, each Contract requiring capital expenditures in excess of $250,000 in a single transaction for the Company or any of its Subsidiaries after the date of this Agreement;

(iv) Each material license or other material agreement under which the Company or any of its Subsidiaries (x) is a licensee with respect to any item of material Licensed Intellectual Property (excluding click-wrap and shrink-wrap licenses and licenses for off-the-shelf software and other software that is commercially available on standard terms to the public generally and open source licenses), (y) is a licensor or otherwise grants to a third party any rights to use any item of material Owned Intellectual Property, in each case, other than non-exclusive licenses or sublicenses granted in the ordinary course of business, or (z) is a party and that otherwise materially affects the Company’s or its Subsidiaries’ ownership of or ability to use, register, license or enforce any material Owned Intellectual Property (including concurrent use agreements, settlement agreements and consent to use agreements but other than licenses excluded under clause (x) above), and which involves an annual amount greater than $250,000;

(v) Each collective bargaining agreement or other labor Contract with any labor union, labor organization or works council or any arrangement with an employer organization (each a “CBA”);

(vi) Each Contract which grants any Person a right of first refusal, right of first offer or similar right with respect to any material properties, assets or businesses of the Company and its Subsidiaries, taken as a whole;

(vii) Each Contract that is a settlement, conciliation or similar agreement with any Governmental Authority pursuant to which the Company or any of its Subsidiaries will have any material outstanding obligation after the date of this Agreement;

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(viii) Each Affiliate Agreement involving an amount over $250,000;

(ix) Each Contract providing for hosting services relating to the IT Systems in an amount greater than $250,000, including all Contracts and all appendices and exhibits thereto setting forth payment terms for energy costs and internet connectivity;

(x) Each Contract containing covenants of the Company or any of its Subsidiaries (A) prohibiting or limiting the right of the Company or any of its Subsidiaries to engage in or compete with any Person that would reasonably be expected to be material to the Company and its Subsidiaries (taken as a whole) or (B) prohibiting or restricting the Company’s and its Subsidiaries’ ability to conduct their business with any Person in any geographic area in any material respect;

(xi) Each Contract that contains any exclusivity, “most favored nation,” minimum use or supply requirements or similar covenants;

(xii) Each Contract entered into primarily for the purpose of interest rate or foreign currency hedging;

(xiii) any Contract under which the Company or a Subsidiary is lessee of or holds or operates, in each case, any tangible property (other than real property), owned by any other Person, except for any lease or agreement under which the aggregate annual rental payments do not exceed $100,000 or would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole;

(xiv) Any joint venture, profit-sharing, partnership, collaboration, co-promotion, commercialization or research or development Contract, or similar Contract, between the Company and any third party involving an amount greater than $250,000;

(xv) Any Contract requiring the Company or any Subsidiary to guarantee the Liabilities of any Person (other than the Company) or pursuant to which any Person (other than the Company or a Subsidiary) has guaranteed the Liabilities of the Company or a Subsidiary;

(xvi) Except as would not reasonably be expected to be material to the Company Business, any Contract under which the Company or any Subsidiary has, directly or indirectly, made or agreed to make any loan, advance, or assignment of payment to any Person individually or in the aggregate, or made any capital contribution to, or other investment in, any Person;

(xvii) Any Contract providing for any payment that would be triggered by a change of control of the Company;

(xviii) Any Contract for the disposition of any portion of the assets or business of the Company or a Subsidiary or for the acquisition by the Company or a Subsidiary of the assets or business of any other Person (other than acquisitions or dispositions made in the ordinary course of business), or under which the Company has any continuing obligation with respect to an “earn-out”, contingent purchase price or other contingent or deferred payment obligation;

(xix) The Company Disclosure Letter sets forth a list of each of the Companies’ (a) top ten (10) customers (inclusive of distributors and value-added-resellers), based on amounts paid for goods or services for the twelve (12) month period ended December 31, 2023, (each such customer, a “Material Customer”) and (b) except for providers providing professional service for the consummation of the transactions, top ten (10) suppliers and vendors of goods and services to the Company based on amounts paid for goods or services for the twelve (12) month period ended December 31, 2023, during each such period (each such supplier, a “Material Supplier”). No Material Customer or Material Supplier has (i) terminated or to the Company’s Knowledge, threatened to terminate its relationship with the Company; (ii) as of the date hereof, materially reduced its business with the Company or adversely modified its relationship with the Company; (iii) as of the date hereof, notified the Company of its intention to take any such action; or (iv) to the Company’s Knowledge, has become insolvent or is subject to bankruptcy proceedings.

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(xx) Any Contract with any (A) Material Customer or (B) Material Supplier; and

(xxi) Each Contract that relates to the acquisition or disposition of any Equity Securities in, or assets or properties of, the Company or any of its Subsidiaries (whether by merger, sale of stock or shares, sale of assets, license or otherwise) pursuant to which (A) payment obligations by or to the Company or any of its Subsidiaries remain outstanding or (B) any earn-out, deferred or contingent payment obligations remain outstanding (excluding acquisitions or dispositions in the ordinary course of business consistent with past practice or of assets that are obsolete, worn out, surplus or no longer used in the conduct of the Company’s business).

(b) Except (x) to the extent that any Specified Contract or Lease expires, terminates or is not renewed following the date of this Agreement upon the expiration of the stated term thereof, and (y) for such failures to be legal, valid and binding or to be in full force and effect as would not have a Material Adverse Effect, each Specified Contract and Lease is (i) in full force and effect and (ii) represents the legal, valid and binding obligations of the Company or one or more of its Subsidiaries party thereto and, to the Knowledge of the Company, represents the legal, valid and binding obligations of the other parties thereto, in each case, subject in all cases to the Enforceability Exceptions. Except where the occurrence of such breach or default or failure to perform would not have a Material Adverse Effect, (x) the Company and its Subsidiaries have performed in all material respects all respective obligations required to be performed by them to date under the Specified Contracts and the Leases and neither the Company, the Company’s Subsidiaries, nor, to the Knowledge of the Company, any other party thereto is in breach of or default under any Specified Contract or Lease, (y) during the last twelve (12) months, neither the Company nor any of its Subsidiaries has received any written claim or written notice of termination or breach of or default under any Specified Contract or Lease, and (z) no event has occurred which individually or together with other events, would reasonably be expected to result in a breach of or a default under any Specified Contract or Lease by the Company or its Subsidiaries or, to the Knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both).

Section 4.13 [Reserved].

Section 4.14 Employees; Independent Contractors.

(a) Section 4.14(a) of the Company Disclosure Letter sets forth a true, correct and complete list of (i) the employees of the Company and the Subsidiaries and the title of each employee, (ii) each independent contractor engaged by the Company and the Subsidiaries and (iii) the Chief Executive Officer, Chief Financial Officer, and each other executive officer of the Company and the Subsidiaries, setting forth for the Persons described in this clause (iii) each such executive officer’s name, title and current salary or compensation rate, and total compensation (including bonuses and commissions) paid or payable for the last completed fiscal year of the Company.

(b) There are no pending or, to the Knowledge of the Company, threatened claims in writing or proceedings against the Company or the Subsidiaries under any worker’s compensation policy or long-term disability policy.

Section 4.15 Labor Matters.

(a) Neither the Company nor any of its Subsidiaries is party to or bound by any CBA. To the Knowledge of the Company, no employees are represented by any labor union, labor organization or works council with respect to their employment with the Company or any of its Subsidiaries and there are no labor organizations purporting to represent any employees of the Company or its Subsidiaries. Except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, (i) to the Knowledge of the Company there are no pending activities or proceedings of any labor union, works council or labor organization to organize any of the Company Employees and (ii) is no pending labor dispute, labor grievance or strike, lockout, picketing, hand billing, concerted slowdown, concerted refusal to work overtime, concerted work stoppage, or other material labor dispute against the Company or any of its Subsidiaries, in each case, pending or, to the Knowledge of the Company, threatened in writing.

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(b) The Company and each of its Subsidiaries are in compliance with all applicable Laws respecting labor, employment, immigration, fair employment practices, terms and conditions of employment, workers’ compensation, occupational safety, plant closings, mass layoffs, worker classification, exempt and non-exempt status, compensation and benefits, statutory social insurances and housing funds, and wages and hours, except as would not have a Material Adverse Effect.

Section 4.16 Tax Matters.

(a) Except as would not have a Material Adverse Effect:

(i) All Tax Returns required to be filed by the Company or its Subsidiaries have been filed (taking into account applicable extensions) and all such Tax Returns are true, correct and complete in all material respects.

(ii) All Taxes required to be paid by the Company and its Subsidiaries have been timely and duly paid.

(iii) No Tax audit, examination or other proceeding (administrative or judicial) with respect to Taxes of the Company or any of its Subsidiaries is pending or otherwise in progress or has been threatened in writing by any Governmental Authority within the last three years.

(iv) The Company and each of its Subsidiaries has complied in all material respects with all applicable Laws relating to the collection, withholding, reporting and remittance of Taxes.

(v) There are no Liens for Taxes on any of the assets of the Company or its Subsidiaries, other than Permitted Liens.

(vi) There are no written assessments, deficiencies, adjustments or other claims with respect to Taxes that have been asserted, assessed or threatened against the Company or its Subsidiaries that have not been paid or otherwise resolved in full.

(vii) Except as set forth on Section 4.16(a) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has been a member of an affiliated, consolidated or similar Tax group or otherwise has any Liability for the Taxes of any Person (other than the Company or its Subsidiaries) under applicable Laws, as a transferee or successor, or by Contract (including any Tax sharing, allocation or similar agreement or arrangement but excluding any commercial contract entered into in the ordinary course of business consistent with past practice and not primarily relating to Taxes).

(viii) The Company and each of its Subsidiaries has complied with all applicable transfer pricing requirement imposed by any Governmental Authority.

(ix) The Company and each of its Subsidiaries are in compliance with all terms and conditions of any Tax incentives, exemption, holiday or other Tax reduction agreement or order of a Governmental Authority, and the consummation of the Transactions will not have any material adverse effect on the continued validity and effectiveness of any such Tax incentives, exemption, holiday or other Tax reduction agreement or order.

(x) Neither the Company nor any of its Subsidiaries has participated in any Tax avoidance transaction in violation of applicable Laws.

(b) Neither the Company nor any of its Subsidiaries has taken or agreed to take any action (nor permitted any action to be taken), other than an action contemplated by this Agreement or any other Transaction Agreement, that would reasonably be expected to prevent the Reincorporation Merger from qualifying for the Intended Tax Treatment.

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Section 4.17 Insurance.

Except as set forth in Section 4.17 of the Company Disclosure Letter, as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole: (a) the Company and its Subsidiaries have insurance policies of the type, and that provide coverage, that is in compliance with applicable Law in all material respects and is reasonable and appropriate considering the business of the Company and its Subsidiaries, and the Company and its Subsidiaries are in compliance in all respects thereunder, including with respect to the payment of premiums; and (b) there is no claim pending under any such insurance policy as to which coverage has been denied or disputed by the applicable insurer as of the date hereof.

Section 4.18 Real Property.

(a) Neither the Company nor any of its Subsidiaries owns any real property.

(b) The Financial Statements set forth each Lease for any Leased Property used or is currently using by the Company or any of its Subsidiaries in connection with the Company Business as currently conducted. A true, correct and complete copy of each Lease for a Leased Property entered into on or prior to the date hereof, pursuant to which the Company or any of its Subsidiaries leases, subleases or occupies any real property (other than Contracts for ordinary course arrangements at “shared workspace” or “coworking space” facilities that are not material) has been made available to SPAC. Except as would not, individually or in the aggregate, reasonably be expected to be material to the Company Business as currently conducted, the Company or one of its Subsidiaries has a good and valid leasehold interest in or contractual right to use or occupy, subject to the terms of the applicable Lease, each real property subject to the Leases, free and clear of all Liens, other than Permitted Liens.

(c) Neither the Company nor any of its Subsidiaries has subleased, licensed or otherwise granted any Person the right to use or occupy any real property subject to a Company Lease or any material portion thereof.

Section 4.19 Assets.

(a) The IT Systems are in good operating condition and repair and function in all material respects in accordance with their intended uses (ordinary wear and tear excepted) and are suitable for their present and intended uses.

(b) The description of the IT Systems as described in the valuation reports with respect thereto, the Financial Statements and in all other documents provided to SPAC, including with respect to the number of units and hash rate for each unit, is true and correct in all material respects.

(c) The Company and each Company Subsidiary has good and valid title in and to, or in the case of the Leases and the assets which are leased or licensed pursuant to Contracts, a valid leasehold interest or license in or a right to use, all of their assets reflected on the Interim Balance Sheet. Except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, no such asset is subject to any Liens other than Permitted Liens. The assets of the Company and the Company Subsidiaries, including all Intellectual Property rights, constitute all of the assets of any kind or description whatsoever, including goodwill, for the Company and the Company Subsidiaries and are sufficient to operate the Company Business as currently conducted.

Section 4.20 Intellectual Property and IT Security.

(a) Section 4.20(a) of the Company Disclosure Letter sets forth a complete and correct list, as of the date hereof, of all the issued and registered Intellectual Property and applications therefor, in each case, owned or purported to be owned by the Company and its Subsidiaries (the “Registered Intellectual Property”).

(b) Except as would not have a Material Adverse Effect, the Company and its Subsidiaries exclusively own all Owned Intellectual Property, and have a valid and enforceable (subject to the Enforceability Exceptions) license, or other right to use, all other Intellectual Property necessary for the operation of the Company Business as presently conducted (“Licensed Intellectual Property”, and together with the Owned Intellectual Property, the “Company Intellectual Property”).

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(c) Except as would not have a Material Adverse Effect, all Registered Intellectual Property is free and clear of any Liens (other than Permitted Liens), is subsisting and unexpired.

(d) Except as would not have a Material Adverse Effect, all Owned Intellectual Property, to the Knowledge of the Company, is valid and enforceable and, there is no Action pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, challenging the validity, enforceability, ownership, registration, or use of any Owned Intellectual Property.

(e) To the Knowledge of the Company, except as would not have a Material Adverse Effect, (i) the conduct of the Company Business as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property rights of any third party, and has not infringed upon, misappropriated or otherwise violated any Intellectual Property rights of any third party, and (ii) to the Knowledge of the Company, no third party is infringing upon, misappropriating or otherwise violating, any Company Intellectual Property (excluding all commercially available off-the-shelf software licensed to the Company or its Subsidiaries). The Company and its Subsidiaries have not received from any Person any written notice during the past three years that the Company or any of its Subsidiaries is infringing upon, misappropriating or otherwise violating any Intellectual Property rights of any Person in any material respect.

(f) The Company and its Subsidiaries have in place commercially reasonable measures designed to protect and maintain all material Owned Intellectual Property, including the confidentiality of any material trade secrets included therein. Except as would not have a Material Adverse Effect, each Company Employee who independently or jointly contributed to or otherwise participated in the authorship, invention, creation or development of any Owned Intellectual Property (each such Person, a “Creator”) has (A) agreed to maintain and protect the trade secrets and confidential information of such Intellectual Property, (B) assigned to the Company or its applicable Subsidiary all such Intellectual Property authored, invented, created or developed by such Person on behalf of the Company or any of its Subsidiaries in the course of such Creator’s employment or other engagement with the Company or any of its Subsidiaries, and (C) has waived any and all rights to royalties or other consideration or non-assignable rights in respect of all such Intellectual Property. Except as would not have a Material Adverse Effect, each Person that has had access to the source code or trade secrets of the Company or its Subsidiaries has executed a confidentiality or similar agreement for the non-disclosure and non-use of such source code and trade secrets and, to the Knowledge of the Company, there has been no unauthorized access, use or disclosure of any such source code or trade secrets included in the Owned Intellectual Property.

(g) (i) To the Knowledge of the Company, all use and distribution of Open Source Materials by or through the Company and the Company Subsidiaries is in full compliance with all Open Source Licenses applicable thereto, including all copyright notice and attribution requirements, (ii) to the Knowledge of the Company, neither the Company nor any Subsidiary has incorporated any Copyleft Materials into any Company Software or otherwise used any Copyleft Materials, in each case, in a manner that requires the Company Intellectual Property to be subject to Copyleft Licenses (iii) to the Knowledge of the Company, none of the Software included in the IT Systems incorporates any software that is subject to any Open Source License (including any license approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, GPL, AGPL or other open source software license), (iv) to the Knowledge of the Company, none of the Software currently used in the contemplated operation of the Company Business by the Company or its Subsidiaries requires or will require that any of the Software to be (x) disclosed or distributed in source code form, (y) licensed for the purpose of making derivative works, or (z) redistributable at no charge or minimal charge, and (v) no source code of any Company Software has been licensed, escrowed or delivered to any third party, including an escrow agent, except to any third party software developer or consultant engaged by the Company or its Subsidiaries through a written agreement with customary confidentiality obligations for the purpose of developing or maintaining any Company Software, and no event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or the occurrence of any condition) would reasonably be expected to result in a requirement that the source code of any Company Software be disclosed or delivered to any third party.

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(h) Except as would not have a Material Adverse Effect, no (i) government funding or governmental grants from any Governmental Authority or (ii) facilities of a university, college, other educational institution or research center, in each case, was used in the development of the Owned Intellectual Property. To the Knowledge of the Company, no employee or independent contractor of the Company or any Subsidiary who was involved in, or who contributed to, the creation or development of any material Owned Intellectual Property has performed services for or otherwise was under restrictions resulting from his or her relations with any Governmental Authority, university, college or other educational institution or research center during a period of time during which any such material Owned Intellectual Property was created or during such time that such Company Employee was also performing services for, or for the benefit of, the Company or any of its Subsidiaries with respect to the creation of such material Owned Intellectual Property, nor has any such person created or developed any material Owned Intellectual Property with any governmental grant.

(i) The Company and its Subsidiaries have in place commercially reasonable measures designed to protect the confidentiality, integrity and security of the IT Systems, and commercially reasonable back-up and disaster recovery procedures designed for the continued operation of their businesses in the event of a failure of the IT Systems. Except as would not have a Material Adverse Effect, in the past two years, there has been no security breach or other unauthorized access to the IT Systems that has resulted in the unauthorized access, use, disclosure, modification, encryption, loss, or destruction of any material information or data contained or stored therein. Except as would not have a Material Adverse Effect, neither the Company nor any Subsidiary has been notified or been required to notify any Person of any of the foregoing or any loss, theft or damage of any (i) Personal Information or (ii) other data for which the Company or any Subsidiary is required to safeguard or keep confidential or private, including any confidential or proprietary information and (iii) information related to protected classifications under applicable Law (the foregoing, “Protected Data”).

(j) Except as would not have a Material Adverse Effect, the Company and its Subsidiaries are in compliance, and for the past two years have been in compliance, with the Data Protection Laws and the written and published policies of the Company and its Subsidiaries. There is no current, and there has never been any, Action pending, or, to the Knowledge of the Company, threatened, against the Company or any of its Subsidiaries, including by any Governmental Authority, with respect to their collection, retention, storage, security, disclosure, transfer, disposal, use, or other processing (the foregoing actions may be referred to as “Processing”) of any Protected Data.

(k) The Company has implemented and maintains commercially reasonable administrative, technical and physical measures, policies, procedures, and rules to ensure that Protected Data is protected against data breaches and other loss, damage, and unauthorized access, use, modification or other misuse that complies with all applicable Data Protection Laws. To the Company’s Knowledge, at all times (A) the Company has complied in all material respects with applicable Data Protection Laws, and (B) the Company has had valid and legal rights to Process all Protected Data that is Processed by or on behalf of it in connection with the operation of the Company Business as currently conducted. Neither the execution, delivery or performance of this Agreement nor any of the other agreements contemplated by this Agreement will violate in any material respects any applicable Data Protection Laws.

(l) The Company owns or has a license or other right to use the Company IT Systems as necessary to operate the Company Business as currently conducted. To the Company’s Knowledge, except as would not have a Material Adverse Effect, all Company IT Systems (i) are free from any defect, bug, virus or programming, design or documentation error and do not contain any disabling software, code or instructions, spyware, Trojan horses, worms, viruses or other software routines that permit or cause unauthorized access to, or disruption, impairment, disablement, or destruction of, any software, data or other information (“Malicious Code”), (ii) are in sufficiently good working condition to effectively perform all information technology operations necessary for the operation of the Company Business as currently conducted (except for ordinary wear and tear), and (iii) include safeguards consistent with industry standards and are designed to protect the security, confidentiality, availability, and integrity of the Company’s Protected Data and includes appropriate backup, disaster recovery, and software and hardware support arrangements. Except as would not have a Material Adverse Effect, the Company has taken reasonable precautions to (x) protect the confidentiality, integrity and security of the Company IT Systems and all information and data stored or contained therein or transmitted thereby from any theft, corruption, loss or unauthorized use, access, interruption or modification by any Person and (y) ensure that all Company IT Systems and Products are (A) fully functional and operate and run in a reasonable and efficient business manner in all material respects, and (B) free from any bug, virus, malware, programming, design or documentation error, corruption, material defect, or Malicious Code. There have not been any material failures, breakdowns or continued substandard performance of any Company IT Systems that have caused a material failure or disruption of the Company IT Systems other than routine failures or disruptions that have been fully remediated in the ordinary course of business.

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Section 4.21 Environmental Matters.

(a) The Company and its Subsidiaries are, and during the last two years have been, in compliance with all Environmental Laws applicable thereto, except where the failure to be, or to have been, in compliance with such Environmental Laws has not had a Material Adverse Effect.

(b) There are no written claims or notices of violation pending or, to the Knowledge of the Company, issued to or threatened, against either the Company or any of its Subsidiaries alleging violations of or Liability under any material Environmental Law.

(c) Neither the Company nor any of its Subsidiaries has treated, stored, manufactured, transported, handled, disposed or released any Hazardous Materials in any material respect.

(d) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has any material Liability with respect to the presence of Hazardous Materials in any real property subject to a Lease.

(e) Neither the Company nor any of its Subsidiaries has contractually assumed or provided an indemnity with respect to material Liability of any other Person under any Environmental Laws.

Section 4.22 Brokers’ Fees.

No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other similar fee, commission or other similar payment in connection with the Transactions based upon arrangements made by or on behalf of the Company or any of its Subsidiaries.

Section 4.23 Related Party Transactions.

Except for the Contracts set forth on Section 4.23 of the Company Disclosure Letter, there are, and since the inception of the Company or the Subsidiaries there have been, no Affiliate Agreements, except in each case, for (i) employment agreements, fringe benefits and other compensation paid to directors, officers and employees consistent with previously established policies, (ii) reimbursements of expenses incurred in connection with their employment or service, amounts paid pursuant to any employee benefit plans, and (iii) powers of attorney and similar grants of authority made in the ordinary course of business.

Section 4.24 International Trade; Anti-Corruption.

(a) Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective directors, officers, employees, agents or other third-party representatives acting on behalf of the Company or any of its Subsidiaries, is currently, or has been in the last two years: (i) a Sanctioned Person; (ii) organized, resident, or operating from a Sanctioned Country; (iii) knowingly engaged in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, in violation of Sanctions Laws; or (iv) otherwise in violation of applicable Sanctions Laws or Trade Control Laws (collectively, the “Trade Controls”).

(b) Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective directors, officers, employees, agents or other third-party representatives acting on behalf of the Company or any of its Subsidiaries, has at any time made or accepted any unlawful payment or given, offered, promised, or authorized or agreed to give, or received, any money or thing of value, directly or indirectly, to or from any Government Official or other Person in violation of any applicable Anti-Corruption Laws. Neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their respective directors, officers, employees, agents or other third-party representatives acting on behalf of the Company or any of its Subsidiaries, is currently, or has in the last two years been, the subject of any written claim or allegation by any Governmental Authority that such Person has made any unlawful payment or given, offered, promised, or authorized or agreed to give, or received, any money or thing of value, directly or indirectly, to or from any Government Official or any other Person in violation of any Anti-Corruption Laws.

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(c) Neither the Company nor any of its Subsidiaries, or any Predecessor of either of them, has received from any Governmental Authority or any other Person any notice, inquiry, or internal or external allegation; made any voluntary or involuntary disclosure to a Governmental Authority; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing related to Trade Controls or Anti-Corruption Laws, except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries maintain and enforce policies, procedures, and internal controls reasonably designed to promote compliance with Anti-Corruption Laws and Trade Controls, and have maintained complete and accurate books and records, including records of any payments to agents, consultants, representatives, third parties, and Government Officials.

(d) Neither the Company nor any Subsidiary has, during the past three (3) years, directly or indirectly, exported, re-exported, transferred, released, shipped, transmitted or otherwise provided money, monetary value, goods, Technology, Software, or services (collectively, “Export”) to: (i) any individual, entity, country or region prohibited by Sanctions Laws or (ii) for any purpose prohibited by Sanctions Laws, including nuclear, chemical or biological weapons proliferation or development of missile technology.

Section 4.25 Information Supplied.

None of the information supplied or required to be supplied by the Company or any of its Subsidiaries contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and for purposes of certainty, none of the information included in the Registration Statement or provided by the Company and its Subsidiaries for inclusion in the Proxy Statement will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any information supplied by or on behalf of SPAC or its Affiliates.

Section 4.26 Books and Records.

The Books and Records of the Company and its Subsidiaries are complete and accurate in all material respects and all corporate proceedings and actions (including all meetings, passing of resolutions, transfers, elections and appointments) are reflected in the Books and Records and have been conducted or taken in compliance with all applicable Laws and in accordance with the governing documents of the Company and its Subsidiaries. A true and complete copy of the Books and Records has been made available to SPAC.

Section 4.27 No Other Representations.

Except as provided in this Article IV, neither the Company, nor the Company Shareholder, nor any other Person has made, or is making, any representation or warranty whatsoever in respect of the Company, the Company’s Subsidiaries or their respective businesses.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SPAC

Except (i) as set forth in the disclosure letter delivered by SPAC to the Company dated as of the date of this Agreement (the “SPAC Disclosure Letter”) (each section of which, subject to Section 11.17, qualifies the correspondingly numbered and lettered representations in this Article V), or (ii) as set forth in any of SPAC’s SEC Reports filed on or prior to the date of this Agreement (excluding any disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimers and other disclosures that are generally cautionary, predictive or forward-looking in nature), or (iii) as would not have a SPAC Impairment Effect (as defined below), to the Knowledge of SPAC, SPAC represents and warrants to the Company as follows:

Section 5.01 Corporate Organization.

SPAC is an exempted company duly incorporated, is validly existing and is in good standing under the Laws of the Cayman Islands and has the corporate power and authority to own, lease and operate its assets and properties and to conduct its business as it is now being conducted. SPAC has made available to the Company true and correct copies of its Organizational Documents as in effect as of the date hereof. SPAC is duly licensed or qualified and in good standing (where such concept is applicable) as a foreign entity in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where failure to be so licensed or qualified would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or materially impair the ability of SPAC to consummate the Transactions or otherwise have a material adverse effect on the Transactions (a “SPAC Impairment Effect”).

Section 5.02 Due Authorization.

(a) SPAC has the requisite corporate power and authority to execute and deliver this Agreement and each other Transaction Agreement to which it is or will be a party and (subject to the consents, approvals, authorizations and other requirements described in Section 5.05 and the SPAC Shareholder Approval) to perform its obligations hereunder and thereunder and to consummate the Transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such other Transaction Agreements and the consummation of the Transactions contemplated hereby and thereby have been duly authorized by the SPAC Board and, other than the consents, approvals, authorizations and other requirements described in Section 5.05 and the SPAC Shareholder Approval, no other corporate proceeding on the part of SPAC is necessary to authorize this Agreement or any other Transaction Agreements or SPAC’s performance hereunder or thereunder (except that the SPAC Shareholder Approval is a condition to the consummation of the Reincorporation Merger). This Agreement has been, and each such other Transaction Agreement has been or will be (when executed and delivered by SPAC), duly and validly executed and delivered by SPAC and, assuming due and valid authorization, execution and delivery by each other party hereto and thereto, this Agreement constitutes, and each such other Transaction Agreement constitutes or will constitute a valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, subject to the Enforceability Exceptions.

(b) The only approvals or votes required from the holders of SPAC’s Equity Securities in connection with the consummation of the Transactions, including the Closing, are as set forth on Section 5.02(b) of the SPAC Disclosure Letter.

(c) At a meeting duly called and held or by way of a written resolution, the SPAC Board has unanimously (i) determined that it is in the best interests of SPAC and the SPAC Shareholders, and declared it advisable, for SPAC to enter into this Agreement and the other Transaction Agreements to which it is or will be a party, (ii) determined that the fair market value of the Company and its Subsidiaries is equal to at least 80% of the amount held in a trust account (the “Trust Account”), maintained by the Trustee pursuant to the Trust Agreement (less any deferred underwriting commissions and taxes payable on interest earned) as of the date hereof, (iii) approved the Transactions as a Business Combination, (iv) approved this Agreement, the other Transaction Agreements to which it is or will be a party and the Transactions, and (v) passed a resolution recommending to its shareholders the approval of the SPAC Transaction Proposals.

Section 5.03 No Conflict.

Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 5.05 and obtaining the SPAC Shareholder Approval, the execution, delivery and performance of this Agreement and any other Transaction Agreement to which SPAC is or will be a party, and the consummation of the Transactions contemplated hereby and thereby do not and will not (a) conflict with or violate any provision of, or result in the breach of SPAC’s Organizational Documents, (b) contravene or conflict with or constitute a violation of any provision of any Law, Permit or Order binding on or applicable to SPAC, (c) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default under, or result in the termination or acceleration of, or a right of termination, cancellation, modification, acceleration or amendment under, accelerate the performance required by, any of the terms, conditions or provisions of any Contract to which SPAC is a party, or (d) result in the creation of any Lien upon any of the properties or assets of SPAC (including the Trust Account), except in the case of each of clauses (b) through (d) as would not have a SPAC Impairment Effect.

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Section 5.04 Litigation and Proceedings.

Since its incorporation, there has been no pending or, to the Knowledge of SPAC, threatened Actions by or against SPAC that, if adversely decided or resolved, would have a SPAC Impairment Effect. There is no Order currently imposed upon SPAC that would have a SPAC Impairment Effect. SPAC is not party to any settlement or similar agreement regarding any of the matters set forth in the two preceding sentences that contains any ongoing obligations, restrictions or liabilities (of any nature) that would have a SPAC Impairment Effect.

Section 5.05 Governmental Authorities; Consents.

Assuming the truth and completeness of the representations and warranties of the Company and its Subsidiaries contained in this Agreement, no notice to, action by, consent, approval, permit or authorization of, or designation, declaration or filing with, any Governmental Authority is required on the part of SPAC with respect to SPAC’s execution, delivery and performance of this Agreement and the other Transaction Agreements to which it is or will be a party and the consummation of the transactions contemplated hereby and thereby, except for (i) obtaining the consents of, or submitting notifications, filings, notices or other submissions to, the Governmental Authorities listed on Section 5.05 of the SPAC Disclosure Letter, (ii) the filing with the SEC of (A) the Proxy Statement/Prospectus and the declaration of the effectiveness thereof by the SEC, (B) any other documents or information required pursuant to applicable requirements, if any, of applicable Securities Laws, and (C) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement, the other Transaction Agreements or the Transactions, (iii) compliance with and filings or notifications required to be filed with the state securities regulators pursuant to “blue sky” Laws and state takeover Laws as may be required in connection with this Agreement, the other Transaction Agreements or the Transactions, (iv) the filing of the Plan of Merger and related documentation with the Cayman Registrar in accordance with the Cayman Companies Law, (v) the filing of the Share Exchange and related documentation with the Cayman Registrar in accordance with the Cayman Companies Law, and (vi) any such notices to, actions by, consents, approvals, permits or authorizations of, or designations, declarations or filings with, any Governmental Authority, the absence of which would not have a SPAC Impairment Effect.

Section 5.06 Trust Account.

There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in SPAC’s SEC Reports to be inaccurate or that would entitle any Person (other than holders of SPAC Ordinary Shares who shall have elected to redeem such shares pursuant to SPAC’s Organizational Documents and the underwriters of SPAC’s initial public offering with respect to deferred underwriting commissions) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released other than to pay Taxes and payments with respect to exercise of the SPAC Shareholder Redemption Right by any SPAC Shareholder. There are no claims or proceedings pending or, to the Knowledge of SPAC, threatened with respect to the Trust Account. SPAC has performed all material obligations required to be performed by it to date under, and is not in default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of September 10, 2024, the balance in the Trust Account is at least $10,920,756.24.

Section 5.07 Brokers’ Fees.

Except as otherwise related to SPAC’s initial public offering, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee, underwriting fee, deferred underwriting fee, commission or other similar payment in connection with the Transactions or any other potential Business Combination or other transaction considered or engaged in by or on behalf of SPAC based upon arrangements made by or on behalf of SPAC or any of its Affiliates, including the Sponsor.

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Section 5.08 SEC Reports; Financial Statements; Sarbanes-Oxley Act; Undisclosed Liabilities.

(a) SPAC has filed or furnished in a timely manner all required registration statements, reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC (collectively, including any statements, reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC subsequent to the date of this Agreement, each as it has been amended since the time of its filing and including all exhibits thereto, the “SEC Reports”). Each SEC Report, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), complied in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the other U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise (collectively, the “Federal Securities Laws”) (including, as applicable, the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any rules and regulations promulgated thereunder). None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments from the SEC with respect to the SEC Reports. None of the SEC Reports filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.

(b) The SEC Reports contain true and complete copies of the applicable financial statements of SPAC. The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the SEC Reports complied in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto, none of which is expected to be material) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of SPAC as of the respective dates thereof and the results of its operations and cash flows for the respective periods then ended. SPAC does not have any material off-balance sheet arrangements that are not disclosed in the SEC Reports.

(c) SPAC has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to SPAC is made known to SPAC’s principal executive officer and its principal financial officer. Such disclosure controls and procedures are designed to be effective in timely alerting SPAC’s principal executive officer and principal financial officer to material information required to be included in SPAC’s financial statements included in SPAC’s periodic reports required under the Exchange Act.

(d) SPAC has established and maintains systems of internal accounting controls that are designed to provide reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for SPAC’s assets. SPAC maintains, and since its incorporation has maintained, books and records of SPAC in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of SPAC in all material respects.

(e) Neither SPAC (including, to the Knowledge of SPAC, any employee thereof) nor SPAC’s independent auditors has identified or been made aware of a (i) “material weakness” in the internal controls over financial reporting of SPAC, (ii) “significant deficiency” in the internal controls over financial reporting of SPAC or (iii) fraud, whether or not material, that involves management or other employees of SPAC who have a significant role in the internal controls over financial reporting of SPAC.

(f) Each director and executive officer of SPAC has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

(g) SPAC has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act. There are no outstanding loans or other extensions of credit made by SPAC to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of SPAC.

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Section 5.09 Compliance with Laws.

SPAC is, and since its incorporation has been, in compliance in all material respects with all applicable Laws. SPAC has not received any written notice from any Governmental Authority of a violation of any applicable Law since its incorporation, except for any such violation that would not reasonably be expected to be material to SPAC. SPAC holds, and since its incorporation has held, all material licenses, approvals, consents, registrations, franchises and permits necessary for the lawful conduct of the business of SPAC (the “SPAC Permits”). SPAC is, and since its incorporation has been, in compliance with and not in default under such SPAC Permits, in each case, except for such noncompliance that would not reasonably be expected to be material to SPAC.

Section 5.10 Business Activities.

(a) Since its incorporation, SPAC has not conducted any business activities other than activities directed toward the accomplishment of a Business Combination or related to SPAC’s initial public offering. Except as set forth in SPAC’s Organizational Documents, there is no Contract, commitment, or Order binding upon SPAC or to which SPAC is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of SPAC or any acquisition of property by SPAC, the Company or any of its Subsidiaries or the conduct of business by SPAC, the Company or any of its Subsidiaries as currently conducted or as contemplated to be conducted, in each case, following the Closing in any material respects.

(b) SPAC does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Transactions, neither SPAC nor any of its Subsidiaries has any interests, rights, obligations or liabilities with respect to, or is party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or could reasonably be interpreted as constituting, a Business Combination.

(c) Except for this Agreement and the other Transaction Agreements and except as necessary for activities directed toward the accomplishment of a Business Combination or related to SPAC’s initial public offering, SPAC is not a party to any Contracts with any other Person that would require payments by SPAC after the date hereof. As of the date hereof, there are no amounts outstanding under any Working Capital Loans, except as set forth in Section 5.15 of the SPAC Disclosure Letter.

Section 5.11 Tax Matters.

(a) Except as would not have a SPAC Impairment Effect:

(i) All Tax Returns required to be filed by SPAC have been filed (taking into account applicable extensions) and all such Tax Returns are true, correct and complete in all material respects.

(ii) All Taxes required to be paid by SPAC have been timely and duly paid.

(iii) No Tax audit, examination or other proceeding (administrative or judicial) with respect to Taxes of SPAC is pending or otherwise in progress or has been threatened in writing by any Governmental Authority within the last three years.

(iv) SPAC has complied in all material respects with all applicable Laws relating to the collection, withholding, reporting and remittance of Taxes.

(v) There are no Liens for Taxes on any of the assets of SPAC, other than Permitted Liens.

(vi) There are no written assessments, deficiencies, adjustments or other claims with respect to Taxes that have been asserted, assessed or threatened against SPAC that have not been paid or otherwise resolved in full.

(vii) SPAC has not been a member of an affiliated, consolidated or similar Tax group or otherwise has any Liability for the Taxes of any Person (other than SPAC) under applicable Laws, as a transferee or successor, or by Contract (including any Tax sharing, allocation or similar agreement or arrangement but excluding any commercial contract entered into in the ordinary course of business consistent with past practice and not primarily relating to Taxes).

(viii) SPAC has not participated in any Tax avoidance transaction in violation of applicable Laws.

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(b) SPAC does not have a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise have an office or fixed place of business in a country other than the country in which it is organized.

(c) SPAC has not taken or agreed to take any action (nor permitted any action to be taken), other than an action contemplated by this Agreement or any other Transaction Agreement, that would reasonably be expected to prevent the Reincorporation Merger from qualifying for the Intended Tax Treatment.

Section 5.12 Capitalization.

(a) The authorized share capital of SPAC is $50,000 divided into 50,000,000 ordinary shares of par value $0.001 each. Section 5.12(a) of the SPAC Disclosure Letter sets forth, the total number and amount of all of the issued and outstanding Equity Securities of SPAC, and further sets forth, the amount and type of Equity Securities of SPAC owned or held by each of Sponsor and each of Sponsor’s Affiliates. No preference share of SPAC has been issued or is outstanding. All of the issued and outstanding Equity Securities of SPAC (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, including Securities Laws, and all requirements set forth in (1) the Organizational Documents of SPAC and (2) any other applicable Contracts governing the issuance of such Equity Securities; (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Organizational Documents of SPAC or any Contract to which SPAC is a party or otherwise bound; and (iv) are free and clear of any Liens (other than restrictions arising under applicable Laws, the Organizational Documents of SPAC and the Transaction Agreements).

(b) Except as set forth in Section 5.12(a) or on Section 5.12(a) of the SPAC Disclosure Letter or in the SEC Reports, there are no Equity Securities of SPAC authorized, reserved, issued or outstanding. Except as disclosed in the SEC Reports or SPAC’s Organizational Documents or as contemplated by the Sponsor Support Agreement, there are no outstanding obligations of SPAC to repurchase, redeem or otherwise acquire any Equity Securities of SPAC. Except as set forth in Section 5.12(b) of the SPAC Disclosure Letter or the SEC Reports, there are no outstanding bonds, debentures, notes or other indebtedness of SPAC having the right to vote (or convertible into, or exchangeable for securities having the right to vote) on any matter for which SPAC’s shareholders may vote. Except as disclosed in the SEC Reports, SPAC is not a party to any shareholders agreement, voting agreement or registration rights agreement relating to SPAC Shares or any other Equity Securities of SPAC.

(c) SPAC does not own any Equity Securities in any other Person (other than PubCo) or have any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any Equity Securities, or any securities or obligations exercisable or exchangeable for or convertible into Equity Securities of such Person.

Section 5.13 Nasdaq Listing.

As of the date hereof, the issued and outstanding SPAC Public Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq under the symbol “ALSAU”. The issued and outstanding SPAC Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq under the symbol “ALSA”. As of the date hereof, the SPAC Public Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq under the symbol “ALSAW”. As of the date hereof, the SPAC Public Rights are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq under the symbol “ALSAR”. SPAC has complied with the applicable listing requirements of the Nasdaq. There is no Action pending or, to the Knowledge of SPAC, threatened against SPAC by the Nasdaq or the SEC with respect to any intention by such entity to deregister the SPAC Ordinary Shares or the SPAC Public Warrants or terminate the listing of SPAC Ordinary Shares or the SPAC Public Warrants on the Nasdaq. None of SPAC or its Affiliates has taken any action in an attempt to terminate the registration of the SPAC Ordinary Shares or the SPAC Public Warrants under the Exchange Act except as contemplated by this Agreement. SPAC has not received any notice from the Nasdaq or the SEC regarding the revocation of such listing or otherwise regarding the delisting of the SPAC Ordinary Shares or the SPAC Public Warrants from the Nasdaq or the SEC.

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Section 5.14 Material Contracts; No Defaults.

(a) SPAC has filed as an exhibit to the SEC Reports every “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (other than confidentiality and non-disclosure agreements and this Agreement) to which, as of the date of this Agreement, SPAC is a party or by which any of its respective assets are bound.

(b) Each Contract of a type required to be filed as an exhibit to the SEC Reports, whether or not filed, was entered into at arm’s length. Except for any Contract that has terminated or will terminate upon the expiration of the stated term thereof prior to the Closing Date, with respect to any Contract of the type required to be filed as an exhibit to the SEC Reports, whether or not filed, (i) such Contracts are in full force and effect and represent the legal, valid and binding obligations of SPAC, and, to the Knowledge of SPAC, the other parties thereto, and are enforceable by SPAC to the extent a party thereto in accordance with their terms, subject in all respects to the Enforceability Exceptions, (ii) SPAC and, to the Knowledge of SPAC, the counterparties thereto, are not in material breach of or material default (or would be in material breach, violation or default but for the existence of a cure period) under any such Contract, (iii) SPAC has not received any written claim or notice of material breach of or material default under any such Contract, (iv) no event has occurred which, individually or together with other events, would reasonably be expected to result in a material breach of or a material default under any such Contract by SPAC or any other party thereto (in each case, with or without notice or lapse of time or both) and (v) SPAC has not received written notice from any other party to any such Contract that such party intends to terminate or not renew any such Contract.

Section 5.15 Related Party Transactions.

Section 5.15 of the SPAC Disclosure Letter and the SEC Reports set forth all Contracts, transactions, arrangements or understandings between (a) SPAC, on the one hand, and (b) any officer, director, employee, partner, member, manager, direct or indirect equity holder (including Sponsor) or Affiliate of either SPAC or Sponsor (or any Affiliate of Sponsor), on the other hand (each Person identified in this clause (b), a “SPAC Related Party”). Except as set forth in Section 5.15 of the SPAC Disclosure Letter or the SEC Reports, no SPAC Related Party (i) owns any interest in any material asset used by SPAC, or (ii) owes any material amount to, or is owed any material amount by, SPAC.

Section 5.16 Investment Company Act.

SPAC is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case, within the meaning of the Investment Company Act of 1940, as amended.

Section 5.17 Absence of Changes.

Since the date of SPAC’s incorporation through the date of this Agreement (a) there has not been any event or occurrence that has had a SPAC Impairment Effect, and (b) except as expressly contemplated by this Agreement, the other Transaction Agreements or in connection with the Transactions, SPAC has carried on its business in all material respects in the ordinary course of business.

Section 5.18 Independent Investigation.

SPAC has conducted its own independent investigation, review and analysis of the business, results of operations, condition (financial or otherwise) or assets of the Company and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Company for such purpose. SPAC acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the Transactions, it has relied solely upon its own investigation and the express representations and warranties of the Company set forth in this Agreement (including the related portions of the Company Disclosure Letter); and (b) none of the Company or its respective Representatives have made any representation or warranty as to the Company or this Agreement, except as expressly set forth in this Agreement (including the related portions of the Company Disclosure Letter).

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Section 5.19 No Other Representations.

Except as provided in this Article V, neither SPAC nor any other Person has made, or is making, any representation or warranty whatsoever in respect of SPAC.

ARTICLE VI

COVENANTS OF THE COMPANY

Section 6.01 Conduct of Business.

From the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms (the “Interim Period”), the Company shall, and shall cause its Subsidiaries to, except as expressly contemplated by this Agreement or any other Transaction Agreement, as consented to in writing by SPAC (which consent shall not be unreasonably conditioned, withheld or delayed), or as required by applicable Law (including Data Protection Laws), conduct and operate its business in the ordinary course of business consistent with past practice. Without limiting the generality of the foregoing, except as expressly contemplated by this Agreement (including any other Transaction Agreement, as set forth on Section 6.01 of the Company Disclosure Letter, as consented to by SPAC in writing (such consent not to be unreasonably conditioned, withheld or delayed), or as required by applicable Law, the Company shall not, and the Company shall cause its Subsidiaries not to, during the Interim Period:

(a) change or amend the Company’s Organizational Documents;

(b) make, declare, set aside, establish a record date for or pay any dividend or distribution, other than any dividends or distributions from any wholly owned Company Subsidiary either to the Company or any other wholly owned Company Subsidiaries;

(c) except in the ordinary course of business, (x) enter into any Contract that would, if entered into prior to the date hereof, be any of the Contracts described in clauses (i) – (vii) or (ix) – (xii) of Section 4.12(a) or (y) modify or amend in any material respect, renew (other than any automatic renewal in accordance with its terms), waive any material right under, provide any material consent under, terminate (other than any expiration in accordance with its terms) or allow to let lapse any of the Contracts described in clauses (i) – (viii) or (x) – (xiii) of Section 4.12(a);

(d) (x) enter into any Contract that would, if entered into prior to the date hereof, be an Affiliate Agreement or (y) modify, amend, renew, waive any right under, provide any consent under, terminate or allow to let lapse any Affiliate Agreements;

(e) except for grants of equity and equity based awards, if any, to Company employees prior to the Closing (“Pre-Closing ESOP”), (i) issue, deliver, sell, transfer, pledge or dispose of, or place any Lien (other than a Permitted Lien) on, any Equity Securities of the Company or any of its Subsidiaries (ii) issue or grant any options, warrants or other rights to purchase or obtain any Equity Securities of the Company or any of its Subsidiaries or (iii) permit the exercise or settlement of any options, warrants or other rights to purchase or obtain any Equity Securities of the Company or any of its Subsidiaries; provided, however, that (i) the Company Shareholder shall have the right to transfer all or a portion of his Company Shares to a Cayman Islands or other offshore company that is solely owned and controlled by such Company Shareholder, provided such transfer shall not result in a Material Adverse Effect; and (ii) the Pre-Closing ESOP shall not dilute Sponsor’s shareholding percentage of the PubCo.

(f) sell, assign, transfer, convey, lease, license, abandon, allow to lapse or expire, subject to or grant any Lien (other than Permitted Liens) on, or otherwise dispose of, any material assets, rights or properties (including material Intellectual Property), other than (i) the sale or license of goods and services to customers in the ordinary course of business, the sale or other disposition of assets or equipment deemed by the Company in its reasonable business judgment to be obsolete or otherwise warranted in the ordinary course of business, (iii) grants of non-exclusive licenses or sublicenses of Intellectual Property in the ordinary course of business, (iv) as already contracted by the Company or any of its Subsidiaries on the date hereof, or (v) transactions among the Company and its wholly-owned Subsidiaries or among its wholly-owned Subsidiaries;

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(g) waive, release, settle, compromise or otherwise resolve any inquiry, investigation, claim, Action, litigation or other legal proceedings entailing obligations that would impose any material restrictions on the business operations of the Company or its Subsidiaries, except in the ordinary course of business or where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than $500,000 in the aggregate;

(h) (i) pay or promise to pay, fund any new, enter into or make any grant of any severance, change in control, retention or termination payment to any management level Company Employee, (ii) take any action to accelerate any payments or benefits, or the funding of any payments or benefits, payable or to become payable to any management-level Company Employees, (iii) take any action to materially increase any compensation or benefits of any management level Company Employee, except for bonuses, base salary increases or in connection with any promotions in the ordinary course of business that do not exceed $200,000;

(i) negotiate, modify, extend, or enter into any CBA or recognize or certify any labor union, labor organization, works council, or group of employees as the bargaining representative for any employees of the Company or its Subsidiaries;

(j) make any loans or advance any money or other property to any Person, except for (A) advances in the ordinary course of business to employees, officers or directors of the Company or any of its Subsidiaries for expenses, (B) prepayments and deposits paid to suppliers of the Company or any of its Subsidiaries in the ordinary course of business, (B) trade credit extended to customers of the Company or any of its Subsidiaries in the ordinary course of business and (D) advances or other payments among the Company and its wholly-owned Subsidiaries;

(k) redeem, purchase, repurchase or otherwise acquire, or offer to redeem, purchase, repurchase or acquire, any Equity Securities of the Company or any of its Subsidiaries other than (x) transactions among the Company and its wholly-owned Subsidiaries or among the wholly-owned Company Subsidiaries, or (y) in connection with the termination of employees or other service providers of the Company;

(l) adjust, split, combine, subdivide, recapitalize, reclassify or otherwise effect any change in respect of any Equity Securities of the Company or any of its Subsidiaries;

(m) materially amend or change any of the Company’s or any Company Subsidiary’s accounting policies or procedures, other than reasonable and usual amendments in the ordinary course of business or as required by a change in GAAP;

(n) adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or its Subsidiaries;

(o) make, change or revoke any material Tax election in a manner inconsistent with past practice, adopt, change or revoke any material accounting method with respect to Taxes, file or amend any material Tax Return in a manner materially inconsistent with past practice, settle or compromise any material Tax claim or material Tax Liability, enter into any material closing agreement with respect to any Tax, surrender any right to claim a material refund of Taxes, or change its jurisdiction of tax residency;

(p) incur, create, issue, assume or guarantee any Indebtedness in excess of $800,000, other than (v) working capital loans required in the ordinary course of business consistent with past practice; (w) ordinary course trade payables, (x) between the Company and any of its wholly owned Subsidiaries or between any of such wholly owned Subsidiaries, or (y) in connection with borrowings, extensions of credit and other financial accommodations under the Company’s and its Subsidiaries’ existing credit facilities, notes and other existing Indebtedness as of the date of this Agreement and, in each case, any refinancings thereof;

(q) other than in the ordinary course of business, (i) enter into any agreement that materially restricts the ability of the Company or its Subsidiaries to engage or compete in any line of business, (ii) enter into any agreement that materially restricts the ability of the Company or its Subsidiaries to enter into a new line of business or (iii) enter into any new line of business;

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(r) make or commit to make capital expenditures other than in an amount not in excess of (i) $500,000 in a single transaction made by the Company or any of its Subsidiaries;

(s) enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions;

(t) directly or indirectly acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by purchasing all of or a substantial equity interest in, or by any other manner, any business or any corporation, company, partnership, limited liability company, joint venture, association or other entity or Person or division thereof, in each case, except for (A) purchases of inventory and other assets in the ordinary course of business, (B) acquisitions or investments pursuant to existing Contracts in effect as of the date hereof that were made available to SPAC, (C) acquisitions or investments that do not exceed (1) $500,000 in a single transaction or series of related transactions or (2) $2,500,000 in the aggregate, or (D) investments in any wholly-owned Company Subsidiaries; or

(u) enter into any Contract to do any action prohibited under this Section 6.01.

(v) Notwithstanding anything to the contrary contained herein (including this Section 6.01), nothing in this Section 6.01 is intended to give SPAC or any of its Affiliates, directly or indirectly, the right to control or direct the business or operations of the Company or its Subsidiaries prior to the Closing, and prior to the Closing, the Company and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their respective businesses and operations.

Section 6.02 Inspection.

Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company or any of its Subsidiaries by third parties that may be in the Company’s or any of its Subsidiaries’ possession from time to time, and except for any information which (x) relates to the negotiation of this Agreement or the Transactions, (y) is prohibited from being disclosed by applicable Law or (z) on the advice of legal counsel of the Company would result in the loss of attorney-client privilege or other similar privilege from disclosure (provided that the Company will use reasonable best efforts to provide any information described in the foregoing clauses (y) or (z) in a manner that would not be so prohibited or would not jeopardize privilege), the Company shall, and shall cause its Subsidiaries to, afford to SPAC and its Representatives reasonable access during the Interim Period, and with reasonable advance notice, in such manner as to not interfere with the normal operation of the Company and its Subsidiaries and so long as reasonably feasible or permissible under applicable Law, to the properties, books, Tax Returns, records and appropriate directors, officers and employees of the Company and its Subsidiaries, and shall use its reasonable best efforts to furnish SPAC and such Representatives with all financial and operating data and other information concerning the affairs of the Company and its Subsidiaries that are in the possession of the Company or its Subsidiaries, in each case, as SPAC and its Representatives may reasonably request for purposes of the Transactions; provided that such access shall not include any invasive or intrusive investigations or testing, sampling or analysis of any properties, facilities or equipment of the Company or its Subsidiaries. All information obtained by SPAC and its Representatives under this Agreement shall be subject to the Confidentiality Agreement.

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Section 6.03 No Claim Against the Trust Account.

The Company acknowledges that it has read SPAC’s final prospectus, dated December 14, 2021, the other SEC Reports, the Organizational Documents of SPAC and the Trust Agreement and understands that SPAC has established the Trust Account described therein for the benefit of SPAC’s public shareholders and that disbursements from the Trust Account are available only in the limited circumstances set forth in the Trust Agreement. The Company further acknowledges that, if the Transactions, or, in the event of a termination of this Agreement, another Business Combination, are not consummated within nine months from the closing of the offering contemplated by SPAC’s final prospectus (or up to 21 months from the closing of the offering if SPAC extends the period of time to consummate a business combination, which may be accomplished only if the Sponsor deposits additional funds into the Trust Account), SPAC will be obligated to return to its shareholders the amounts being held in the Trust Account. Accordingly, and subject to the following proviso, the Company (on behalf of itself and its respective Affiliates, Representatives and equity holders) hereby irrevocably waives any past, present or future right, title, interest or claims (whether based on contract, tort, equity or any other theory of legal Liability) of any kind in or to any monies in the Trust Account (or to collect any monies from the Trust Account) and agree not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of or relating to, this Agreement, the other Transaction Agreements or the Transactions; provided that notwithstanding anything herein or otherwise to the contrary, (x) nothing in this Section 6.03 shall serve to limit or prohibit the Company’s right to pursue a claim against SPAC for legal relief against monies or other assets of SPAC held outside the Trust Account or for specific performance or other equitable relief in connection with the consummation of the Transactions (including a claim for SPAC to specifically perform its obligations under this Agreement and cause the disbursement of the balance of the cash remaining in the Trust Account (after giving effect to the exercise of the SPAC Shareholder Redemption Right by any SPAC Shareholder) to the Company in accordance with the terms of this Agreement and the Trust Agreement) or for Fraud and (y) nothing in this Section 6.03 shall serve to limit or prohibit any claims that the Company may have in the future against SPAC’s (or its successors’) assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds). This Section 6.03 shall survive the termination of this Agreement for any reason.

Section 6.04 Proxy Statement Cooperation.

(a) The Company and SPAC shall work in good faith with one another in connection with (x) the drafting of the Proxy Statement and (y) responding in a timely manner to comments on the Proxy Statement from the SEC. Without limiting the generality of the foregoing, the Company shall reasonably cooperate with SPAC in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC.

(a) From and after the date on which the Proxy Statement is mailed to SPAC Shareholders, (i) the Company will give SPAC prompt written notice of any development regarding the Company or its Subsidiaries and (ii) SPAC will give the Company prompt written notice of any development regarding SPAC, in either case which becomes known by the Company or SPAC, as applicable, that would cause the Proxy Statement to contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained in the Proxy Statement, in light of the circumstances under which they were made, not misleading; provided that if any such development shall otherwise occur, SPAC and the Company shall cooperate in good faith to cause an amendment or supplement to be made promptly to the Proxy Statement, such that the Proxy Statement no longer contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements, in light of the circumstances under which they were made, not misleading; provided, further, that no information received by SPAC or the Company, as applicable, pursuant to this Section 6.04 shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the party who disclosed such information, and no such information shall be deemed to change, supplement or amend the SPAC Disclosure Letter or the Company Disclosure Letter, as applicable.

Section 6.05 Employee Matters.

(a) [Reserved].

(b) Non-Competition and Non-Solicitation Agreement. The Company undertakes to enter into non-competition and non-solicitation agreements to the satisfaction of SPAC with (1) the Company Shareholder for a period of five (5) years following the Closing Date, and (2) the senior management and key personnel for a period of three (3) years following the Closing Date.

(c) No Third-Party Beneficiaries. Notwithstanding anything herein or otherwise to the contrary, all provisions contained in this Section 6.05 are included for the sole benefit of the Parties, and nothing in this Agreement, whether express or implied, (i) shall limit the right of the Company or its Affiliates to amend, terminate or otherwise modify any employee benefit plan, agreement or other arrangement following the Closing Date, or (ii) shall confer upon any Person who is not a Party any right to continued or resumed employment or recall, any right to compensation or benefits, or any third-party beneficiary or other right of any kind or nature whatsoever.

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Section 6.06 Consents and Approvals

The Company undertakes to obtain, prior to the Closing Date, all the consents, approvals, authorizations, and other requirements and to remove all Lien as set forth in Section 4.04 of the Company Disclosure Letter.

Section 6.07 A&R M&A.

Prior to the Closing, the PubCo shall adopt and file the A&R M&A.

Section 6.08 [Reserved]

Section 6.09 Company Board Recommendation.

The Company Board shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, amend, qualify or modify, or (privately or publicly) propose to change, withdraw, withhold, amend, qualify or modify, the Company Board Recommendation for any reason.

Section 6.10 Preparation and Delivery of Additional Company Financial Statements.

No later than September 20, 2024, the Company shall prepare and deliver to SPAC true, correct and complete copies of (i) the audited consolidated financial statements of the Company and its Subsidiaries as of and for the years ended December 31, 2022 and December 31, 2023 (the “Audited Financial Statements”), comprised of, for each such year, (A) an audited consolidated balance sheet, (B) an audited consolidated statement of operations, (C) an audited consolidated statement of cash flows and (D) related notes, together with the report of the Company’s independent certified public accountants (the “Company Auditor”) thereon. No later than October 8, 2024, the Company shall prepare and deliver to SPAC any unaudited consolidated financial statements, condensed or summary financial statements of the Company and its Subsidiaries as of and for the period ended June 30, 2024, as well as such future financial statements and/or pro forma financial statements that are required to be included in the Proxy Statement or Proxy Statement/Prospectus for purposes of Regulation S-X of the Securities Act, and in any other filings to be made by SPAC with the SEC in connection with the Transactions (the “Additional Financial Statements”). Such Additional Financial Statements shall comply with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant. Upon delivery of such Additional Financial Statements, the representations and warranties set forth in Section 4.08 shall be deemed to apply to such Additional Financial Statements with the same force and effect as if made as of the date of this Agreement. The Company Auditors audit of the Audited Financial Statements has been conducted in accordance with the requirements of the PCAOB and the SEC, including all applicable Securities Laws.

Section 6.11 Actions Required to Comply with the Requirements of the Law of the Jurisdiction(s) of Operations Relating to the Company Business.

Except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, the Company shall take all actions necessary to comply with the requirements of the Law of the Jurisdiction(s) of Operations as relevant to the conduct of the Company Business in such Jurisdiction(s) of Operations, including, but not limited to, those relating to: (i), (iv) the filing or making of any notification to any Governmental Authority or SRO of the Jurisdiction(s) of Operation, (v) the formation of any legal entity under the Law of Jurisdiction(s) of Operations, if required, (vii) the transfer of any assets, (viii) the application for any Permits required for the conduct of the Company Business from any Governmental Authority or SRO of the Jurisdiction(s) of Operation, (ix) the taking of any other action necessary to operate the Company Business in the Jurisdiction(s) of Operations, and (x) the reasonable payment of the costs related to any of the foregoing.

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ARTICLE VII

COVENANTS OF SPAC

Section 7.01 Indemnification and Directors’ and Officers’ Insurance.

(a) All rights to exculpation, indemnification and advancement of expenses existing as of the date of this Agreement in favor of the current or former directors or officers of SPAC (each, together with such person’s heirs, executors or administrators, a “D&O Indemnitee”) under the SPAC Memorandum and Articles of Association or under any indemnification agreement such D&O Indemnitee may have with SPAC that has been made available to the Company (or has been publicly filed on EDGAR) prior to Closing Date, in each case, as in effect as of immediately prior to Closing Date (collectively, the “Existing D&O Arrangements”), shall survive the Closing and shall continue in full force and effect for a period of six (6) years from the Closing Date. For a period of six (6) years from the Closing Date, to the maximum extent permitted under applicable Law, the Company shall cause the PubCo to maintain in effect the Existing D&O Arrangements, and the Company shall, and shall cause the PubCo to, not amend, repeal or otherwise modify any such provisions in any manner that would materially and adversely affect the rights thereunder of any D&O Indemnitee; provided, however, that all rights to indemnification or advancement of expenses in respect of any Action pending or asserted or any claim made within such period shall continue until the disposition of such Action or resolution of such claim. The Company shall not have any obligation under this Section 7.01 to any D&O Indemnitee when and if a court of competent jurisdiction shall determine, in a final, non-appealable judgement, that the indemnification of such D&O Indemnitee in the manner contemplated hereby is prohibited by applicable Law.

(b) At or prior to the Closing, SPAC shall obtain a six (6) year “tail” or “runoff” directors’ and officers’ liability insurance policy (the “D&O Tail”) in respect of acts or omissions occurring prior to the First Effective Time covering each individual who is a director or officer of SPAC currently covered by the directors’ and officers’ liability insurance policy of SPAC on terms with respect to coverage, deductibles and amounts no less favorable than those of such policy in effect on the date of this Agreement. The Company shall, and shall cause the PubCo to, maintain the D&O Tail in full force and effect for its full term. The cost of the D&O Tail shall be borne by the PubCo and shall be a SPAC Transaction Expense.

(c) If the PubCo or any of its successors or assigns (i) shall merge or consolidate with or merge into any other corporation or entity and shall not be the surviving or continuing corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of their respective properties and assets as an entity in one or a series of related transactions to any Person, then in each such case, proper provisions shall be made so that the successors or assigns of the PubCo shall assume all of the obligations set forth in this Section 7.01.

(d) This Section 7.01 is intended for the benefit of, and to grant third party rights to, the D&O Indemnitees, whether or not parties to this Agreement, and each of such persons shall be entitled to enforce the covenants contained herein. The PubCo shall promptly reimburse each D&O Indemnitee for any costs or expenses (including attorneys’ fees) incurred by such D&O Indemnitee in enforcing the indemnification or other obligations provided in this Section 7.01. The rights of each D&O Indemnitee under this Section 7.01 shall be in addition to any rights that such D&O Indemnitee may have under Organizational Documents of SPAC, the Cayman Companies Law or any other applicable Law or under any Existing D&O Arrangements.

Section	7.02 Conduct of SPAC During the Interim Period.

(a) During the Interim Period, except as set forth on Section 7.02 of the SPAC Disclosure Letter, as expressly contemplated by this Agreement or any other Transaction Agreement, as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld or delayed), or as required by applicable Law, SPAC shall not:

(i) change or amend the Trust Agreement or the Organizational Documents of SPAC (except if necessary to extend the duration within which it has to complete the business combination contemplated by this Agreement);

(ii) (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding Equity Securities of SPAC; (B) split, combine or reclassify any Equity Securities of SPAC; or (C) other than in connection with the exercise of any SPAC Shareholder Redemption Right by any SPAC Shareholder or as otherwise required by the Organizational Documents of SPAC in order to consummate the Transactions or as contemplated by the Sponsor Support Agreement, repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any Equity Securities of SPAC;

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(iii) merge, consolidate, combine or amalgamate SPAC with any Person or (B) purchase or otherwise acquire (whether by merging or consolidating with, purchasing any Equity Security in or a substantial portion of the assets of, or by any other manner) any corporation, company, partnership, association or other business entity or organization or division thereof;

(iv) make, change or revoke any material Tax election in a manner inconsistent with past practice; adopt, change or revoke any material accounting method with respect to Taxes; file or amend any material Tax Return in a manner materially inconsistent with past practice; settle or compromise any material Tax claim or material Tax Liability; enter into any material closing agreement with respect to any Tax; surrender any right to claim a material refund of Taxes; or change its jurisdiction of tax residency;

(v) enter into, renew or amend in any material respect, any transaction or Contract with a SPAC Related Party other than as may be permitted by clause (vii) of this Section 7.02(a);

(vi) waive, release, compromise, settle or satisfy any pending or threatened material claim or Action or compromise or settle any Liability;

(vii) incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness, other than in respect of a Working Capital Loan or with respect to the extension of the period of time in which SPAC must complete the initial business combination contemplated by this Agreement;

(viii) offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any Equity Securities (except to the extent that any Working Capital Loans are convertible into Equity Securities of SPAC);

(ix) engage in any activities or business, other than activities or business (A) in connection with or incident or related to SPAC’s incorporation or continuing corporate (or similar) existence, (B) contemplated by, or incident or related to, this Agreement, any other Transaction Agreement, the performance of covenants or agreements hereunder or thereunder or the consummation of the Transactions or (C) those that are administrative or ministerial, in each case, which are immaterial in nature;

(x) enter into any settlement, conciliation or similar Contract that would require any payment from the Trust Account or that would impose non-monetary obligations on SPAC or any of its Affiliates (or the Company or any of its Subsidiaries after the Closing) that would have a SPAC Impairment Effect;

(xi) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, restructuring, recapitalization, dissolution or winding-up of SPAC or liquidate, dissolve, reorganize or otherwise wind-up the business or operations of SPAC or resolve to approve any of the foregoing;

(xii) change SPAC’s methods of accounting in any material respect, other than changes that are made in accordance with PCAOB standards;

(xiii) enter into any Contract with any broker, finder, investment banker or other Person under which such Person is or will be entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions; or

(xiv) enter into any agreement, or otherwise become obligated, to do any action prohibited under this Section 7.02(a).

Notwithstanding anything in this Section 7.02(a) or this Agreement to the contrary, but without limiting the terms of this Section 7.02(a), nothing set forth in this Section 7.02 shall give the Company, directly or indirectly, the right to control or direct the operations of SPAC.

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(b) During the Interim Period, SPAC shall comply with, and continue performing under, as applicable, the Organizational Documents of SPAC, the Trust Agreement, the Transaction Agreements (to the extent in effect during the Interim Period) and all other agreements or Contracts to which SPAC is party.

Section 7.03 Trust Account Proceeds.

Upon satisfaction or waiver of the conditions set forth in Article IX, , SPAC shall cause (i) the Trustee to (A) pay as and when due all amounts payable to the SPAC Shareholders pursuant to their exercise of the SPAC Shareholder Redemption Right, and thereafter, upon the Closing, (B) pay all remaining amounts then available in the Trust Account to PubCo, and (ii) the Trust Account to terminate.

Section 7.04 Inspection.

SPAC shall afford to the Company, its Affiliates and their respective Representatives reasonable access during the Interim Period, and with reasonable advance notice, in such manner as to not interfere with the normal operation of SPAC and so long as reasonably feasible or permissible under applicable Law, to the books, Tax Returns, records and appropriate directors, officers and employees of SPAC, and shall use its reasonable best efforts to furnish such Representatives with all financial and operating data and other information concerning the affairs of SPAC, in each case as the Company and its Representatives may reasonably request for purposes of the Transactions, and except for any information which (x) relates to the negotiation of this Agreement or the Transactions, (y) is prohibited from being disclosed by applicable Law or (z) on the advice of legal counsel of SPAC would result in the loss of attorney client privilege or other similar privilege from disclosure (provided that SPAC will use reasonable best efforts to provide any information described in the foregoing clauses (y) or (z) in a manner that would not be so prohibited or would not jeopardize privilege).

Section 7.05 Section 16 Matters.

Prior to the First Effective Time, SPAC shall take all reasonable steps as may be required (to the extent permitted under applicable Law) to cause any acquisition or disposition of the SPAC Ordinary Shares that occurs or is deemed to occur by reason of or pursuant to the Transactions by each Person who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to SPAC to be exempt under Rule 16b-3 promulgated under the Exchange Act, including by taking steps in accordance with the No-Action Letter, dated January 12, 1999, issued by the SEC regarding such matters.

Section 7.06 SPAC Public Filings.

From the date hereof through the Closing, SPAC will use reasonable best efforts to keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Laws.

Section 7.07 SPAC Securities Listing.

From the date hereof through the Closing, SPAC shall use its reasonable best efforts to ensure SPAC remains listed as a public company on, and for SPAC Ordinary Shares and SPAC Public Warrants to be listed on, the Nasdaq. Prior to the Closing Date, SPAC shall cooperate with the Company and use reasonable best efforts to take such actions as are reasonably necessary or advisable to cause the SPAC Ordinary Shares and SPAC Public Warrants to be delisted from the Nasdaq and deregistered under the Exchange Act as soon as practicable following the Second Effective Time.

Section 7.08 SPAC Board Recommendation.

The SPAC Board shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, amend, qualify or modify, or (privately or publicly) propose to change, withdraw, withhold, amend, qualify or modify, the SPAC Board Recommendation for any reason.

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ARTICLE VIII

JOINT COVENANTS

Section 8.01 Efforts to Consummate.

(a) Subject to the terms and conditions herein, each of the Parties shall use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary or advisable to consummate and make effective as promptly as reasonably practicable the Transactions (including satisfying the closing conditions set forth in Article IX). Without limiting the generality of the foregoing, each of the Parties shall use reasonable best efforts to obtain, file with or deliver to, as applicable, any Consents of any Governmental Authorities (including any applicable Competition Authorities) or other Persons necessary to consummate the Transactions and the transactions contemplated by the Transaction Agreements. The Company shall promptly inform SPAC of any communication between the Company, on the one hand, and any Governmental Authority (including any Competition Authorities), on the other hand, in either case, regarding any of the Transactions or any Transaction Agreement.

(b) Notwithstanding anything to the contrary in the Agreement, (i) in the event that this Section 8.01 conflicts with any other covenant or agreement in this Agreement that is intended to specifically address any subject matter, then such other covenant or agreement shall govern and control solely to the extent of such conflict and (ii) in no event shall SPAC or the Company or its Subsidiaries be obligated to bear any expense or pay any fee or grant any concession in connection with obtaining any consents, authorizations or approvals pursuant to the terms of any Contract to which the Company or its Subsidiaries is a party or otherwise in connection with the consummation of the Transactions.

(c) During the Interim Period, SPAC, on the one hand, and the Company, on the other hand, shall each notify the other in writing promptly after learning of any shareholder demands or other shareholder proceedings (including derivative claims) relating to this Agreement, any other Transaction Agreements or any matters relating thereto (collectively, the “Transaction Litigation”) commenced against, in the case of SPAC, SPAC or any of its Representatives (in their capacity as a representative of SPAC) or, in the case of the Company, the Company or any Company Subsidiary or any of their respective Representatives (in their capacity as a representative of the Company or any Company Subsidiary). SPAC and the Company shall each (i) keep the other reasonably informed regarding any Transaction Litigation, (ii) give the other the opportunity to, at its own cost and expense, participate in the defense, settlement and compromise of any such Transaction Litigation and reasonably cooperate with the other in connection with the defense, settlement and compromise of any such Transaction Litigation, consider in good faith the other’s advice with respect to any such Transaction Litigation and (iv) reasonably cooperate with each other. Notwithstanding the foregoing, (i) SPAC and the Company shall jointly control the negotiation, defense and settlement of any such Transaction Litigation and (ii) in no event shall SPAC (or any of its Representatives), on the one hand, or the Company (or any of its Representatives), on the other hand, settle or compromise any Transaction Litigation brought without the prior written consent of the other Party (not to be unreasonably withheld, conditioned or delayed).

Section 8.02 Registration Statement; Shareholder Meeting; Unanimous Written Consent.

(a) Proxy Statement/Registration Statement.

(i) As promptly as practicable after the execution of this Agreement, (x) SPAC and the Company shall jointly prepare and SPAC shall file with the SEC, mutually acceptable materials which shall include the proxy statement to be filed with the SEC as part of the Registration Statement and sent to the SPAC Shareholders relating to the SPAC Extraordinary General Meeting (such proxy statement, together with any amendments or supplements thereto, the “Proxy Statement”), and (y) the Company shall prepare (with SPAC’s reasonable cooperation) and file with the SEC the Registration Statement, in which the Proxy Statement will be included as a prospectus (the “Proxy Statement/Prospectus”), in connection with the registration under the Securities Act of the Registrable Securities. Each of SPAC and the Company shall use its reasonable best efforts to cause the Registration Statement, including the Proxy Statement/Prospectus, to comply with the rules and regulations promulgated by the SEC, to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement, including the Proxy Statement/Prospectus, effective as long as is necessary to consummate the Transactions. The Company also agrees to use its reasonable best efforts to obtain all necessary state Securities Laws or “blue sky” permits and approvals required to carry out the Transactions, and SPAC shall furnish all information concerning itself and its equity holders as may be reasonably requested in connection with any such action. Each of SPAC and the Company agrees to furnish to the other Party and its Representatives all information concerning itself, its Subsidiaries, officers, directors, managers, shareholders, and other equity holders and information regarding such other matters as may be reasonably necessary or advisable or as may be reasonably requested in connection with the Registration Statement, including the Proxy Statement/Prospectus, a current report on Form 8-K pursuant to the Exchange Act in connection with the Transactions, or any other statement, filing, notice or application made by or on behalf of SPAC or the Company to any regulatory authority (including the Nasdaq) in connection with the Transactions (the “Transaction Filings”). SPAC will cause the Proxy Statement to be mailed to the SPAC Shareholders as promptly as practicable after the Registration Statement is declared effective under the Securities Act.

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(ii) To the extent not prohibited by applicable Law, the Company will advise SPAC, reasonably promptly after the Company receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction, of the initiation or written threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Registration Statement or for additional information. To the extent not prohibited by applicable Law, SPAC and its counsel, on the one hand, and the Company and its counsel, on the other hand, shall be given a reasonable opportunity to review and comment on the Registration Statement, the Proxy Statement and any Transaction Filings each time before any such document is filed with the SEC, and the other Party shall give reasonable and good faith consideration to any comments made by SPAC and its counsel or the Company and its counsel, as applicable. To the extent not prohibited by applicable Law, the Company, on the one hand, and SPAC, on the other hand, shall provide the other Party and its counsel with (i) any comments or other communications, whether written or oral, that SPAC or its counsel or the Company or its counsel, as the case may be, may receive from time to time from the SEC or its staff with respect to the Registration Statement, the Proxy Statement or any Transaction Filings promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to participate in the response of SPAC or the Company, as applicable, to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including, to the extent reasonably practicable, by participating with SPAC or its counsel or the Company or its counsel, as the case may be, in any discussions or meetings with the SEC.

(iii) If at any time prior to the Second Effective Time any information relating to the Company, SPAC or any of their respective Subsidiaries, Affiliates, directors or officers is discovered by the Company or SPAC, which is required to be set forth in an amendment or supplement to the Registration Statement or the Proxy Statement, so that neither of such documents would include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, with respect to the Registration Statement or the Proxy Statement, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to SPAC Shareholders.

(b) SPAC Shareholder Approval. SPAC shall, as promptly as practicable following the date the Registration Statement is declared effective by the SEC under the Securities Act, establish a record date for, duly call and give notice of, convene and hold a meeting of SPAC Shareholders (the “SPAC Extraordinary General Meeting”), in each case in accordance with SPAC’s Organizational Documents and applicable Law, for the purpose of (i) providing SPAC Shareholders with the opportunity to elect to exercise their SPAC Shareholder Redemption Right, (ii) obtaining the SPAC Shareholder Approval, adopting or approving such other proposals as may be reasonably agreed to by SPAC and the Company as necessary or appropriate in connection with the consummation of the Transactions, (iv) adopting or approving any other proposal that the SEC or the Nasdaq (or the respective staff thereof) indicates is necessary in its comments to the Registration Statement, and (v) related and customary procedural and administrative matters. Notwithstanding anything to the contrary contained in this Agreement, SPAC shall be entitled to postpone or adjourn the SPAC Extraordinary General Meeting.

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Section 8.03 Exclusivity.

(a) During the Interim Period, the Company shall not, and shall cause its Representatives and Subsidiaries not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of providing confidential or non-public information) any inquiries, proposals or offers that constitute or may reasonably be expected to lead to any purchase of shares or other Equity Securities of the Company or material portion of the assets of the Company and its Subsidiaries (on a consolidated basis) or any merger, business combination or other similar transaction of the Company or its Subsidiaries (an “Alternative Transaction Proposal”), (ii) engage or participate in any discussions, negotiations or transactions with any third party regarding any Alternative Transaction Proposal or that may reasonably be expected to lead to any such Alternative Transaction Proposal, or (iii) enter into any agreement or deliver any agreement or instrument (including a confidentiality agreement, letter of intent, term sheet, indication of interest, indicative proposal or other agreement or instrument) related to any Alternative Transaction Proposal; provided that (x) the execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions shall not be deemed a violation of this Section 8.03(a) and (y) nothing in this Section 8.03(a) shall be construed to permit the Company (or any of its Subsidiaries) to take any action that is otherwise prohibited or restricted by the terms of this Agreement (including Section 6.01). The Company agrees to promptly notify SPAC if the Company or any of its Representatives or Subsidiaries receive any offer or communication in respect of an Alternative Transaction Proposal, and will promptly communicate to SPAC in reasonable detail the terms and substance thereof, and the Company shall, and shall cause its Representatives and Subsidiaries to, cease any and all existing negotiations or discussions with any person or group of persons (other than SPAC and its Representatives) regarding an Alternative Transaction Proposal. During the Interim Period, the Company will not confidentially submit to or file with the SEC any Registration Statement on Form S-1 or F-1.

(b) During the Interim Period, SPAC shall not, and shall cause its Representatives and the Sponsor not to, directly or indirectly, (i) initiate, solicit or encourage (including by way of providing confidential or non-public information) any inquiries, proposals or offers that constitute or may reasonably be expected to lead to any business combination transaction between SPAC and any other Person (other than the Company) (a “SPAC Alternative Transaction Proposal”), (ii) engage or participate in any discussions, negotiations or transactions with any third party regarding any SPAC Alternative Transaction Proposal or that may reasonably be expected to lead to any such SPAC Alternative Transaction Proposal, or (iii) enter into any agreement or deliver any agreement or instrument (including a confidentiality agreement, letter of intent, term sheet, indication of interest, indicative proposal or other agreement or instrument) related to any SPAC Alternative Transaction Proposal; provided that the execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the Transactions shall not be deemed a violation of this Section 8.03(b).

Section 8.04 Tax Matters.

To the extent applicable and subject to the extent of the SPAC Shareholder Redemption Amount, the Parties hereto agree to report for all U.S. federal income tax purposes in a manner consistent with the Intended Tax Treatment unless otherwise required (i) by a change in applicable Law (including the Code, Treasury Regulations or other IRS published guidance) or (ii) by a Governmental Authority. From the date hereof through the Closing, except as set forth in Section 8.04 of each Party’s Disclosure Letter, each of the Parties shall use its respective commercially reasonable efforts to cause the Reincorporation Merger to qualify for the Intended Tax Treatment, and shall not, and not agree to or have a plan to, take or cause to be taken any action (other than an action contemplated by this Agreement or any other Transaction Agreements) which to its knowledge could reasonably be expected to prevent or impede the transactions contemplated by this Agreement from qualifying for the Intended Tax Treatment. Each of the Parties hereto further acknowledges and hereby agrees that it is not a condition to the Closing that the Reincorporation Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Section 8.05 Confidentiality; Publicity.

(a) SPAC acknowledges that the information being provided to it in connection with this Agreement and the Transactions is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference. The Confidentiality Agreement shall survive the execution and delivery of this Agreement and shall apply to all information furnished hereunder and any other activities contemplated hereby.

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(b) None of SPAC, the Company or any of their respective Affiliates shall make any public announcement or issue any public communication regarding this Agreement or the Transactions, or any matter related to the foregoing, without first obtaining the prior consent of the Company or SPAC, as applicable (which consent shall not be unreasonably withheld, conditioned or delayed), except if such announcement or other communication is required by applicable Law or stock exchange, in which case SPAC or the Company, as applicable, shall use their reasonable best efforts to coordinate such announcement or communication with the other Party, prior to announcement or issuance; provided that each Party and its Affiliates may make announcements regarding the status and terms (including price terms) of this Agreement and the Transactions to their respective Representatives and indirect current or prospective limited partners or investors or otherwise in the ordinary course of their respective businesses, in each case, so long as such recipients are obligated to keep such information confidential without the consent of any other Party; and provided that the foregoing shall not prohibit any Party from communicating with third parties to the extent necessary for the purpose of seeking any third party consent or with any Governmental Authorities under Section 8.01.

(c) Promptly after the execution of this Agreement, SPAC and the Company shall issue a mutually agreed joint press release announcing the execution of this Agreement. Prior to Closing, the Company shall prepare a press release announcing the consummation of the Transactions, the form and substance of which shall be approved in advance by SPAC, which approval shall not be unreasonably withheld, conditioned or delayed (“Closing Press Release”). Concurrently with the Closing, the Company shall issue the Closing Press Release.

Section 8.06 Warrant Agreement.

Immediately prior to the Closing, the PubCo, SPAC, and Vstock Transfer LLC (the “TA”) shall enter into an assignment and assumption agreement, in substantially the form attached hereto as Exhibit G (“Assignment and Assumption Agreement”), pursuant to which SPAC will assign to the PubCo all of its rights, interests, and obligations in and under the Warrant Agreement by and between SPAC and TA, and the terms and conditions of such Warrant Agreement shall be amended and restated (the “Amended and Restated Warrant Agreement”) to, among other things, reflect the assumption of the SPAC Warrants by the PubCo as set forth in Section 3.01(b)(iii).

Section 8.07 [Reserved].

Section 8.08 Retention of Proxy Solicitation Agent.

The Parties shall retain a proxy solicitation agent elected by SPAC within ten (10) Business Days of execution of this Agreement to assist the Parties with preparing the Proxy Statement and soliciting SPAC’s shareholders to obtain the affirmative vote of SPAC’s shareholders in favor of the Merger and the other SPAC Transaction Proposals, and such other matters as may be determined by the Parties.

Section 8.09 Payment of Estonian Counsel Fees

The Parties agree that, upon the date of this Agreement, the Company shall pay for any fees and expenses due and payable by SPAC to the Estonian legal counsel retained by SPAC in connection with the negotiation, preparation and execution of this Agreement, the other Transaction Agreements, the performance and compliance with all Transaction Agreements and conditions contained herein and therein to be performed or complied with, and the consummation of the Transactions (“Estonian Counsel Fees”). The Company shall, and Roman shall cause the Company, pay for Estonian Counsel Fees within five (5) calendar days after receiving the billing invoice issued by the Estonian legal counsel of SPAC. For the avoidance of doubt, the Company shall not be liable for the Estonian legal counsel fees and expenses, being EUR18,300 in total, already paid by SPAC or its designated Person prior to the execution of this Agreement, which shall be deemed not to be Estonian Counsel Fees.

Section 8.10 Formation of PubCo.

Prior to Closing, the SPAC shall, and Roman and the Company shall provide reasonable assistance to, cause the formation of the PubCo. Upon formation of the PubCo, the PubCo shall sign a joinder agreement in form and substance reasonably agreed by the parties, agreeing to be bound by this Agreement as if parties hereto on the date hereof.

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ARTICLE IX

CONDITIONS TO OBLIGATIONS

Section 9.01 Conditions to Obligations of All Parties.

The obligations of the Parties to consummate, or cause to be consummated, the Transactions are subject to the satisfaction at the Closing of the following conditions, any one or more of which may be waived (if legally permitted) in writing by all of the Parties:

(a) No Prohibition. There shall not be in force and effect any (i) Law or (ii) Order by any Governmental Authority of competent jurisdiction, in either case, enjoining, prohibiting, or making illegal the consummation of the Transactions.

(b) [Reserved]

(c) SPAC Shareholder Approval. The SPAC Shareholder Approval shall have been obtained.

(d) Company Shareholder Approval. The Company Shareholder Approval shall have been obtained.

(e) Nasdaq Listing. The Registrable Securities to be issued in connection with the Transactions shall have been approved for listing on the Nasdaq, subject only to official notice of issuance thereof.

(f) Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order with respect thereto shall be in effect.

(g) Consents. All consents, approvals and authorizations, including but not limited to, regulatory approval by Nasdaq and the SEC, necessary third-party approvals and the expiration of any waiting period under the Hart-Scott-Rodino Act, if applicable, shall have been obtained in accordance with Section 9.01(g) of the Company Disclosure Letter.

(h) [Reserved]

(i) [Reserved]

Section 9.02 Additional Conditions to Obligations of SPAC.

The obligations of SPAC to consummate, or cause to be consummated, the Transactions are subject to the satisfaction as of the Closing of each of the following additional conditions, any one or more of which may be waived (to the extent permitted by applicable Law) in writing by SPAC:

(a) Representations and Warranties.

(i) Each of the representations and warranties of the Company contained in Section 4.01 (Corporate Organization of the Company), Section 4.02 (Subsidiaries), Section 4.03 (Due Authorization), Section 4.08 (Financial Statements), Section 4.19 (Assets), Section 4.22 (Brokers’ Fees) and Section 4.23 (Related Party Transactions) (collectively, the “Specified Representations”) that is (x) qualified by “materiality” or “Material Adverse Effect” or any similar limitation, shall be true and correct in all respects, and (y) not qualified by “materiality” or “Material Adverse Effect” or any similar limitation, shall be true and correct in all material respects, in the case of each of the foregoing clauses (x) and (y), as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be so true and correct on and as of such earlier date).

(ii) Each of the representations and warranties of the Company contained in Article IV (other than the Specified Representations and the representations and warranties of the Company contained in Section 4.06), shall be true and correct (without giving any effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth therein) in all respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be so true and correct on and as of such earlier date), except, in any case, where the failure of such representations and warranties to be so true and correct has not had a Material Adverse Effect.

(iii) The representations and warranties set forth in Section 4.06 (Capitalization of the Company) shall be true and correct in all respects, as of the Closing Date as though then made.

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(b) Agreements and Covenants. The covenants and agreements of the Company in this Agreement to be performed as of or prior to the Closing shall have been performed in all material respects.

(c) Officer’s Certificate. The Company shall have delivered to SPAC a certificate signed by an authorized director or officer of the Company, dated the Closing Date, certifying that, to the knowledge and belief of such director or officer, the conditions specified in Section 9.02(a) and Section 9.02(b) have been fulfilled.

(d) Satisfaction of Requirements to Operate Principal Business. On or before the Closing, except as would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries shall, (i) be in compliance with the Law of the Jurisdiction(s) of Operations as applicable to the Principal Business, and (ii) have satisfied all material legal requirements of such Jurisdiction(s) of Operations as applicable to conduct the Principal Business within the Jurisdiction(s) of Operations. The condition set forth in this Section 9.02 (d) shall be deemed to be satisfied if the Company provides evidence to SPAC (i) that among all Permits as applicable to the Principal Business, (x) the conduct of the Principal Business in the Jurisdiction(s) of Operations may be commenced prior to issuance to the Company and/or its Subsidiaries by the relevant Government Authorities of the Jurisdiction(s) of Operations of the Permits, or (y) there is no material obstacle for the Company and/or its Subsidiaries to obtain the Permits from the relevant Government Authorities in the future, and (ii) that among all requirements of the Law of the Jurisdiction of Operations applicable to the Principal Business, (x) the conduct of the Principal Business in the Jurisdiction(s) of Operations may be commenced prior to such time as the Company and/or its Subsidiaries are in compliance with the requirements of the Law of the Jurisdiction of Operations applicable to the Principal Business, or (y) there is no material obstacle for the Company and/or its Subsidiaries to be in compliance with the requirements of the Law of the Jurisdiction(s) of Operations applicable to the Principal Business in the future. Evidence that the Company has satisfied this condition may be a written memorandum as set forth in Section 9.02(e).

(e) Officer’s Memorandum. The Company shall have delivered to SPAC a written Memorandum officially issued by a counsel duly licensed and in good standing in the Jurisdiction of Operations, to the effect (i) that among all Permits as applicable to the Principal Business, (x) the conduct of the Principal Business in the Jurisdiction(s) of Operations may be commenced prior to issuance to the Company and/or its Subsidiaries by the relevant Government Authorities of the Jurisdiction(s) of Operations of the Permits, or (y) there is no material obstacle for the Company and/or its Subsidiaries to obtain the Permits from the relevant Government Authorities in the future, and (ii) that among all requirements of the Law of the Jurisdiction of Operations applicable to the Principal Business, (x) the conduct of the Principal Business in the Jurisdiction(s) of Operations may be commenced prior to such time as the Company and/or its Subsidiaries are in compliance with the requirements of the Law of the Jurisdiction of Operations applicable to the Principal Business, or (y) there is no material obstacle for the Company and/or its Subsidiaries to be in compliance with the requirements of the Law of the Jurisdiction(s) of Operations applicable to the Principal Business in the future.

(f) No Material Adverse Effect. Since the date of this Agreement, no Material Adverse Effect shall have occurred which is continuing and uncured.

(g) Consents and Approvals. The Company has obtained all the consents, approvals, authorizations, and other requirements and has removed all Lien as set forth in Section 4.04 of the Company Disclosure Letter to the satisfaction of SPAC.

(h) Termination Agreement. Roman shall have terminated the charge over shares agreement and the call option agreement dated April 7, 2022, respectively, entered by and between Okonto OÜ and Roman Elošvili, pursuant to which, the parties shall have terminated the charge over shares agreement and the call option agreement.

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Section 9.03 Additional Conditions to the Obligations of the Company.

The obligations of the Company to consummate or cause to be consummated the Transactions are subject to the satisfaction as of the Closing of each of the following additional conditions, any one or more of which may be waived (to the extent permitted by applicable Law) in writing by the Company:

(a) Representations and Warranties.

(i) Each of the representations and warranties of SPAC contained in Article V (other than the representations and warranties of SPAC contained in Section 5.01 (Corporate Organization), Section 5.02 (Due Authorization), Section 5.06 (Trust Account), Section 5.07 (Brokers’ Fees), Section 5.10 (Business Activities), Section 5.13 (Nasdaq Listing) and Section 5.15 (Related Party Transactions) (collectively, the “Specified SPAC Representations”) and Section 5.12 (Capitalization)) shall be true and correct (without giving any effect to any limitation as to “materiality”, “SPAC Impairment Effect” or any similar limitation set forth therein) in all respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be so true and correct on and as of such earlier date), except, in any case, where the failure of such representations and warranties to be so true and correct has not had a SPAC Impairment Effect.

(ii) Each of the Specified SPAC Representations that is (x) qualified by “materiality”, “SPAC Impairment Effect” or any similar limitation, shall be true and correct in all respects, and (y) not qualified by “materiality”, “SPAC Impairment Effect” or any similar limitation, shall be true and correct in all material respects, in the case of each of the foregoing clauses (x) and (y), as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be so true and correct on and as of such earlier date).

(iii) The representations and warranties of SPAC contained in Section 5.12 (Capitalization) shall be true and correct in all respects, other than de minimis inaccuracies, as of the Closing Date as though then made.

(b) Agreements and Covenants. The covenants and agreements of SPAC in this Agreement to be performed as of or prior to the Closing shall have been performed in all material respects.

(c) No SPAC Impairment Effect. Since the date of this Agreement, no SPAC Impairment Effect shall have occurred which is continuing and uncured.

ARTICLE X

TERMINATION/EFFECTIVENESS

Section 10.01 Termination.

This Agreement may be validly terminated and the Transactions may be abandoned at any time prior to the Closing only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) by mutual written agreement of SPAC and the Company;

(b) by written notice by either SPAC or the Company to the other Parties, if there shall be in effect any (i) Law or (ii) Order (other than, for the avoidance of doubt, a temporary restraining order), that in the case of each of clauses (i) and (ii), permanently restrains, enjoins, makes illegal or otherwise prohibits the consummation of the Transactions;

(c) by written notice by the Company or SPAC to the other Parties, if the Transactions have not been consummated by December 15, 2024 (the “Termination Date”);

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(d) by written notice by SPAC to the other Parties, if the Company has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 9.02(a) or Section 9.02(b) to be satisfied at the Closing and (B) is not capable of being cured by the Termination Date or, if capable of being cured by the Termination Date, is not cured by the Company before the earlier of (x) the tenth Business Day immediately prior to the Termination Date and (y) the 45th day following receipt of written notice from SPAC of such breach or failure to perform, provided that SPAC shall not have the right to terminate this Agreement pursuant to this Section 10.01(d) if it is then in material breach of any of its representations, warranties, covenants or other agreements contained in this Agreement;

(e) by written notice by the Company to the other Parties, if SPAC has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would result in the failure of a condition set forth in Section 9.03(a) or Section 9.03(b) to be satisfied at the Closing and (B) is not capable of being cured by the Termination Date or, if capable of being cured by the Termination Date, is not cured by SPAC before the earlier of (x) the tenth Business Day immediately prior to the Termination Date and (y) the 45th day following receipt of written notice from the Company of such breach or failure to perform; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 10.01(e) if it is then in material breach of any of its representations, warranties, covenants or other agreements contained in this Agreement;

(f) by written notice by either SPAC or the Company to the other Parties, if SPAC failed to obtain the SPAC Shareholder Approval upon vote taken thereon at a duly convened SPAC Extraordinary General Meeting (or at a meeting of its shareholders following any adjournment or postponement thereof); or

(g) by written notice by SPAC to the other Parties, if (x) the Company fails to obtain the Company Shareholder Approval or (y) any Company Shareholder revokes, or seeks to revoke, such shareholder’s approvals thereunder.

Section 10.02 Effect of Termination.

Except as otherwise set forth in this Section 10.02 or Section 11.13, in the event of the valid termination of this Agreement pursuant to Section 10.01, this Agreement shall forthwith become void and have no effect, without any Liability on the part of any Party or its Affiliates, or its and Affiliates’ Representatives, other than Liability of any Party for any Fraud or any intentional and willful breach of this Agreement by such Party occurring prior to such termination. The provisions of Section 6.03 (No Claim Against the Trust Account), Section 8.05 (Confidentiality; Publicity), this Section 10.02 (Effect of Termination) and Article XI (Miscellaneous) (collectively, the “Surviving Provisions”) and any other Section or Article of this Agreement referenced in the Surviving Provisions to the extent required to survive in order to give effect to the Surviving Provisions, and the Confidentiality Agreement, shall in each case survive any termination of this Agreement pursuant to the terms and conditions of this Agreement and the Confidentiality Agreement, respectively.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Waiver.

At any time and from time to time prior to the First Effective Time, SPAC and the Company may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party, as applicable; (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance by the other Party with any of the agreements or conditions contained herein applicable to such Party. Any agreement on the part of a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

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Section 11.02 Notices.

All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by FedEx or other internationally recognized overnight delivery service or (iii) when delivered via electronic mail during normal business hours of the recipient (and otherwise as of the immediately following Business Day), addressed as follows:

If to SPAC,	Alpha Star Acquisition Corporation
100 Church Street, 8th Floor， New York, NY 10007 Attn: Zhe Zhang zhangzhe@siftcap.cn with a copy to (which shall not constitute notice) Han Kun Law Offices LLP Rooms 4301-10, 43/F., Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong Attn: Yu Wang wangyu@hankunlaw.com

If to the Company and Roman,

OU XDATA Group

Lootsa TN 8 11415

Tallin Estonia

Attn: Roman Elosvili

roman@xdatagroup.io

with a copy to (which shall not constitute notice)

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attn: Lawrence Venick, Esq.

or to such other address or addresses as the Parties may from time to time designate in writing. Without limiting the foregoing, any Party may give any notice, request, instruction, demand, document or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, ordinary mail or electronic mail), but no such notice, request, instruction, demand, document or other communication shall be deemed to have been duly given unless and until it actually is received by the Party for whom it is intended.

Section 11.03 Assignment.

No Party shall assign this Agreement or any part hereof without the prior written consent of the other Parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Any attempted assignment in violation of the terms of this Section 11.03 shall be null and void, ab initio.

Section 11.04 Rights of Third Parties.

Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided that notwithstanding the foregoing (a) in the event the Closing occurs, (x) the Sponsor (on behalf of the holders of SPAC Shares, SPAC Rights and SPAC Warrants) is an intended third-party beneficiary of, and may enforce, Section 3.01, and (y) D&O Indemnitees are intended third-party beneficiaries of, and may enforce, Section 7.01, and (b) the Non-Recourse Parties are intended third-party beneficiaries of, and may enforce, Section 11.14 and Section 11.15.

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Section 11.05 Expenses.

Except as otherwise set forth in this Agreement, each Party shall be responsible for and pay its own expenses incurred in connection with this Agreement and the Transactions, including all fees of its legal counsel, financial advisers and accountants; provided that (a) if the Closing shall not occur, the Company shall be responsible for paying the Company Transaction Expenses, and SPAC shall be responsible for paying the SPAC Transaction Expenses, and (b) if the Closing shall occur, the Company shall (x) cause PubCo to pay, the Company Transaction Expenses, and (y) cause PubCo to pay, the SPAC Transaction Expenses, in each of case (x) and (y), in accordance with Section 3.01(e)(ii).

Section 11.06 Governing Law.

This Agreement, and all Actions or causes of action based upon, arising out of, or related to this Agreement or the Transactions, shall be governed by, and construed in accordance with, the internal substantive Laws of the State of New York applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

Section 11.07 Captions; Counterparts.

The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic mail to counsel for the other Parties of a counterpart executed by a Party shall be deemed to meet the requirements of the previous sentence.

Section 11.08 Entire Agreement.

This Agreement (together with the Disclosure Letters and exhibits and annexes to this Agreement) and the other Transaction Agreements and the confidentiality agreement, dated as of May 10, 2024, by and between the Company and SPAC (as amended, modified or supplemented from time to time, the “Confidentiality Agreement”), constitute the entire agreement among the Parties relating to the transactions contemplated hereby and thereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the Transactions.

Section 11.09 Amendments.

This Agreement may be amended or modified in whole or in part, only by an agreement in writing executed by each of the Parties in the same manner as this Agreement and which makes reference to this Agreement. The approval of this Agreement by the shareholders of any of the Parties shall not restrict the ability of the board of directors (or other body performing similar functions) of any of the Parties to terminate this Agreement in accordance with Section 10.01 or to cause such Party to enter into an amendment to this Agreement pursuant to this Section 11.09.

Section 11.10 Severability.

If any provision of this Agreement is held invalid or unenforceable by any arbitral tribunal or court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law.

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Section 11.11 Conflict Resolution.

Each Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in New York County, New York (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Agreement, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Agreement.

Section 11.12 Waiver of Trial by Jury.

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

Section 11.13 Enforcement.

The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (i) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the valid termination of this Agreement in accordance with Section 10.01, this being in addition to any other remedy to which they are entitled under this Agreement or any other Transaction Agreement, and (ii) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not allege, and each Party hereby waives the defense, that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction or other equitable relief to prevent breaches of this and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11.13 shall not be required to provide any bond or other security in connection with any such injunction or other equitable relief.

Section 11.14 Non-Recourse.

This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the Transactions may only be brought against, the entities that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, shareholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any Party and (b) no past, present or future director, officer, employee, sponsor, incorporator, member, partner, shareholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any Liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, SPAC or PubCo under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the Transactions (each of the Persons identified in clauses (a) or (b), a “Non-Recourse Party”, and collectively, the “Non-Recourse Parties”).

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Section 11.15 Non-Survival.

Notwithstanding anything herein or otherwise to the contrary, none of the representations, warranties, covenants, obligations or other agreements of the Parties contained in this Agreement or in any certificate delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing, and, from and after the Closing, no Action shall be brought and no recourse shall be had against or from any Person in respect of such non-surviving representations, warranties, covenants or agreements, other than in the case of Fraud against the Party committing such Fraud. All such representations, warranties, covenants, obligations and other agreements shall terminate and expire upon the occurrence of the Second Effective Time (and there shall be no Liability after the Closing in respect thereof). Notwithstanding the foregoing, (a) those covenants and agreements contained herein that by their terms expressly in whole or in part require performance after the Closing shall survive the Second Effective Time but only with respect to that portion of such covenant or agreement that is expressly to be performed following the Closing and (b) this Article XI shall survive the Closing. For the avoidance of doubt, the terms of the Sponsor Support Agreement, the Registration Rights Agreement, the Plan of Merger, the A&R M&A, the Target Lock-Up and Support Agreement, the Sponsor Lock-Up Agreement shall not be affected by this Section 11.15.

Section 11.16 Acknowledgements.

Each of the Parties acknowledges and agrees (on its own behalf and on behalf of its respective Affiliates and its and their respective Representatives) that: (i) it has conducted its own independent investigation of the financial condition, results of operations, assets, liabilities, properties and projected operations of the other Parties (and, in the case of the Company, its Subsidiaries) and has been afforded satisfactory access to the books and records, facilities and personnel of the other Parties (and their respective Subsidiaries) for purposes of conducting such investigation; (ii) the representations and warranties in Article IV constitute the sole and exclusive representations and warranties in respect of the Company and its Subsidiaries; (iii) the representations and warranties in Article V constitute the sole and exclusive representations and warranties in respect of SPAC; (iv) except for the representations and warranties in Article IV by the Company and the representations and warranties in Article V by SPAC, none of the Parties or any other Person (including any of the Non-Recourse Parties) makes, or has made, any other express or implied representation or warranty with respect to any Party (or any Party’s Subsidiaries), including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of such Party or its Subsidiaries or the transactions contemplated by this Agreement and all other representations and warranties of any kind or nature expressed or implied (including (x) regarding the completeness or accuracy of, or any omission to state or to disclose, any information, including in the estimates, projections or forecasts or any other information, document or material provided to or made available to any Party or their respective Affiliates or Representatives in certain “data rooms,” management presentations or in any other form in expectation of the Transactions, including meetings, calls or correspondence with management of any Party (or any Party’s Subsidiaries), and (y) any relating to the future or historical business, condition (financial or otherwise), results of operations, prospects, assets or liabilities of any Party (or its Subsidiaries), or the quality, quantity or condition of any Party’s or its Subsidiaries’ assets) are specifically disclaimed by all Parties and their respective Subsidiaries and all other Persons (including the Representatives and Affiliates of any Party or its Subsidiaries); and (v) neither Party nor any of its Affiliates is relying on any representations and warranties in connection with the Transactions except the representations and warranties in Article IV by the Company and the representations and warranties in Article V by SPAC. The foregoing does not limit any rights of any Party (or any other Person party to any other Transaction Agreements) pursuant to any other Transaction Agreement against any other Party (or any other Person party to any other Transaction Agreements) pursuant to such Transaction Agreement to which it is a party or an express third party beneficiary thereof. Nothing in this Section 11.16 shall relieve any Party of Liability in the case of Fraud committed by such Party.

Section 11.17 Company and SPAC Disclosure Letters.

The Company Disclosure Letter and the SPAC Disclosure Letter (including, in each case, any section thereof) referenced herein are a part of this Agreement as if fully set forth herein. All references herein to the Company Disclosure Letter or the SPAC Disclosure Letter (including, in each case, any section thereof) shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a Party in the applicable Disclosure Letter, or any section thereof, with reference to any section of this Agreement or section of the applicable Disclosure Letter shall be deemed to be a disclosure with respect to such other applicable sections of this Agreement or sections of applicable Disclosure Letter if it is reasonably apparent on the face of such disclosure that such disclosure is responsive to such other section of this Agreement or section of the applicable Disclosure Letter. Certain information set forth in the Disclosure Letters is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement. The disclosure of any information shall not be deemed to constitute an acknowledgment that such information is required to be disclosed in connection with the representations and warranties made in this Agreement, nor shall such information be deemed to establish a standard of materiality.

[Signature pages follow]

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IN WITNESS WHEREOF, the Parties have hereunto caused this Agreement to be duly executed as of the date first set forth above.

OU XDATA GROUP

By:	/s/ Roman Eloshvili
Name:	Roman Eloshvili
Title:	Director

[Signature Page to BUSINESS COMBINATION AGREEMENT]

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IN WITNESS WHEREOF, the Parties have hereunto caused this Agreement to be duly executed as of the date first set forth above.

Alpha Star Acquisition Corporation

By:	/s/ Zhe Zhang
Name:	Zhe Zhang
Title:	CEO

[Signature Page to BUSINESS COMBINATION AGREEMENT]

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IN WITNESS WHEREOF, the Parties have hereunto caused this Agreement to be duly executed as of the date first set forth above.

Roman Eloshvili

By:	/s/ Roman Eloshvili

[Signature Page to BUSINESS COMBINATION AGREEMENT]

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LIST OF EXHIBITS

Exhibit A:	Amended and Restated M&A
Exhibit B:	Sponsor Support Agreement
Exhibit C:	Amended and Restated Registration Rights Agreement
Exhibit D:	Target Lock-Up and Support Agreement
Exhibit E:	Sponsor Lock-Up
Exhibit F:	Plan of Merger
Exhibit G:	Assignment and Assumption Agreement

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SPONSOR VOTING AND SUPPORT AGREEMENT

VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of September 23, 2024 by and among XDATA GROUP, a Cayman Islands company (the “Company” or “PubCo”), Alpha Star Acquisition Corporation, a Cayman Islands exempted company (the “SPAC”), and A-Star Management Corporation, a British Virgin Islands incorporated company (the “Sponsor”).

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Business Combination Agreement (“Business Combination Agreement”) entered into by and among (i) SPAC, (ii) OU XDATA GROUP, an Estonian company (“XDATA”), and (iii) Roman Eloshvili, pursuant to which, among other things, (w) SPAC will form a wholly owned Cayman Islands subsidiary (i.e. PubCo) as soon as practicable after the date hereof, (x) PubCo, SPAC and XDATA will execute a joinder agreement whereby PubCo shall become bound to the Business Combination Agreement, (y) SPAC will be merged with and into PubCo (the “Merger”), with PubCo surviving the Merger, and (z) subsequent to the Merger, PubCo will exchange its shares for shares of the XDATA (the “Share Exchange”, together with the Merger, the “Transactions”), resulting in the XDATA being a wholly owned subsidiary of PubCo;

WHEREAS, Sponsor is, as of the date of this Agreement, the sole legal owner of (a) 2,875,000 SPAC Ordinary Shares, (b) 330,000 SPAC Ordinary Shares underlying SPAC Private Placement Units, (c) 47,142 SPAC Ordinary Shares issuable upon the conversion of 330,000 SPAC Private Placement Rights underlying SPAC Private Placement Units, and (d) 165,000 SPAC Ordinary Shares issuable upon the exercise of 330,000 SPAC Private Placement Warrants underlying SPAC Private Placement Units (all such shares set forth in clauses (a) through (d), being collectively referred to herein as the “Owned Shares”; and the Owned Shares and any other SPAC Ordinary Shares (or any securities convertible into or exercisable or exchangeable for SPAC Ordinary Shares) acquired by Sponsor after the date of this Agreement and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”); and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, the Company and SPAC have requested that Sponsor enter into this Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I Representations and Warranties of Sponsor

Sponsor hereby represents and warrants to the Company and SPAC as follows:

1.1 Organization and Good Standing. Sponsor has been duly organized and is validly existing and in good standing under the Laws of the British Virgin Islands and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Sponsor is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

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1.2 Authorization; Binding Agreement. Sponsor has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other proceedings on the part of Sponsor are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Sponsor and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of Sponsor, enforceable against Sponsor in accordance with its terms, subject to the Enforceability Exceptions.

1.3 Governmental Approvals. No consent of or with any Governmental Authority on the part of Sponsor is required to be obtained or made in connection with the execution, delivery or performance by Sponsor of this Agreement or the consummation by Sponsor of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such consents or to make such filings or notifications would not prevent, impede or, in any material respect, delay or adversely affect the performance by Sponsor of its obligations under this Agreement.

1.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by Sponsor will not (a) conflict with or violate any provision of the Organizational Documents of Sponsor, (b) conflict with or violate any Law, permit, Governmental Order or consent applicable to Sponsor or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by Sponsor under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of Sponsor under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of Sponsor, except for any deviations from any of the foregoing clauses (b) or (c) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by Sponsor of its obligations under this Agreement.

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1.5 Owned Shares. Sponsor is the sole legal owner of the Owned Shares, and all such Owned Shares are owned by Sponsor free and clear of all liens or encumbrances, other than liens or encumbrances pursuant to this Agreement, the Organizational Documents of SPAC, the Letter Agreement (as defined below), the Business Combination Agreement or applicable federal or state securities laws. Sponsor does not legally own any shares of SPAC other than the Owned Shares. Sponsor has the sole right to vote the Owned Shares, and none of the Owned Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Owned Shares, except as contemplated by this Agreement, the Insider’s Letter, dated as of December 3, 2021, among SPAC, Sponsor and SPAC’s officers and directors (the “Letter Agreement”), the Business Combination Agreement or the Organizational Documents of SPAC.

1.6 Business Combination Agreement. Sponsor understands and acknowledges that the Company and SPAC are entering into the Business Combination Agreement in reliance upon Sponsor’s execution and delivery of this Agreement. Sponsor has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement.

ARTICLE II Representations and Warranties of SPAC

SPAC hereby represents and warrants to the Sponsor and the Company as follows:

2.1 Organization and Good Standing. SPAC is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. SPAC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

2.2 Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of SPAC are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, subject to the Enforceability Exceptions.

2.3 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by SPAC will not (a) conflict with or violate any provision of Organizational Documents of SPAC, (b) conflict with or violate any Law, permit, Governmental Order or consent applicable to SPAC or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of SPAC, except for any deviations from any of the foregoing clauses (b) or (c) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by SPAC of its obligations under this Agreement.

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ARTICLE III Representations and Warranties of the Company

The Company hereby represents and warrants to the Sponsor and SPAC as follows:

3.1 Organization and Good Standing. The Company is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2 Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

3.3 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law, permit, Governmental Order or consent applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of the Company, except for any deviations from any of the foregoing clauses (b) or (c) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by the Company of its obligations under this Agreement.

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ARTICLE IV Agreement to Vote; Certain Other Covenants of Sponsor

Sponsor covenants and agrees during the term of this Agreement as follows:

4.1 Agreement to Vote.

(a) In Favor of the Transactions. At any meeting of the shareholders of SPAC called to seek the SPAC Shareholder Approval, or at any adjournment thereof, or in connection with any written consent of the shareholders of SPAC or in any other circumstances upon which a vote, consent or other approval with respect to the SPAC Transaction Proposals and any other transactions contemplated by the Business Combination Agreement and any other Transaction Agreements, Sponsor shall (i) if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or written consent, if applicable) the Subject Shares in favor of granting the SPAC Shareholder Approval or, if there are insufficient votes in favor of granting the SPAC Shareholder Approval, in favor of the adjournment of such meeting of the shareholders of SPAC to a later date.

(b) Against Other Transactions. At any meeting of shareholders of SPAC or at any adjournment thereof, or in connection with any written consent of the shareholders of SPAC or in any other circumstances upon which Sponsor’s vote, consent or other approval is sought, Sponsor shall vote (or cause to be voted) the Subject Shares (including by withholding class vote and/or written consent, if applicable) against (i) other than in connection with the Transactions, any business combination agreement, business combination or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by SPAC or any public offering of any shares of SPAC or, in case of a public offering only, a newly-formed holding company of SPAC, (ii) any SPAC Alternative Transaction Proposal, and (iii) any amendment of Organizational Documents of SPAC or other proposal or transaction involving SPAC, which, in each of cases (i) and (iii) of this sentence, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by SPAC of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreement, the Transactions or any other Transaction or change in any manner the voting rights of any class of SPAC’s share capital.

(c) Revoke Other Proxies. Sponsor represents and warrants that any proxies or powers of attorney heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies or powers of attorney have been or are hereby revoked, other than the voting and other arrangements under the Organizational Documents of SPAC and the Letter Agreement.

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(d) Irrevocable Proxy and Power of Attorney. Sponsor hereby unconditionally and irrevocably grants to, and appoints, the Company and any individual designated in writing by the Company, and each of them individually, as Sponsor’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Sponsor, to vote the Subject Shares, or grant a written consent or approval in respect of the Subject Shares, in a manner consistent with Section 4.1(a). Sponsor understands and acknowledges that the Company is entering into the Business Combination Agreement in reliance upon Sponsor’s execution and delivery of this Agreement. Sponsor hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 4.1(d) are given in connection with the execution of the Business Combination Agreement, and that such irrevocable proxy and power of attorney are given to secure the performance of the duties of Sponsor under this Agreement. Sponsor hereby further affirms that the irrevocable proxy and power of attorney are given to secure a proprietary interest and may under no circumstances be revoked. Sponsor hereby ratifies and confirms all that such irrevocable proxy and power of attorney may lawfully do or cause to be done by virtue hereof. SUCH IRREVOCABLE PROXY AND POWER OF ATTORNEY ARE EXECUTED AND INTENDED TO BE IRREVOCABLE IN ACCORDANCE WITH THE PROVISIONS OF THE POWERS OF ATTORNEY ACT OF THE CAYMAN ISLANDS (REVISED). The irrevocable proxy and power of attorney granted hereunder shall only terminate upon the termination of this Agreement.

4.2 No Transfer. Other than (x) pursuant to this Agreement, (y) upon the consent of both the Company and SPAC or (z) to an Affiliate of Sponsor (provided that, in each case of the foregoing clauses (x) and (z), such transferee shall enter into a written agreement, in form and substance reasonably satisfactory to the Company and SPAC, agreeing to be bound by this Agreement to the same extent as Sponsor was with respect to such transferred Subject Shares), from the date of this Agreement until the date of termination of this Agreement, Sponsor shall not, directly or indirectly, (i) (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, any Subject Share, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a)-(c), collectively, “Transfer”), other than pursuant to the Merger, (ii) grant any proxies or powers of attorney or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, in each case, other than as set forth in this Agreement, the Business Combination Agreement, Transaction Agreements or the voting and other arrangements under the Organizational Documents of SPAC, (iii) take any action that would reasonably be expected to make any representation or warranty of Sponsor herein untrue or incorrect, or would reasonably be expected to have the effect of preventing or disabling Sponsor from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions. Any action attempted to be taken in violation of the preceding sentence will be null and void. Sponsor agrees with, and covenants to, the Company and SPAC that Sponsor shall not request that SPAC register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares.

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4.3 Waiver of Dissenters’ Rights. Sponsor hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Cayman Companies Law and any other similar statute in connection with the Transactions and the Business Combination Agreement.

4.4 No Redemption. Sponsor irrevocably and unconditionally agrees that, from the date hereof and until the termination of this Agreement, Sponsor shall not elect to cause SPAC to redeem any Subject Shares now or at any time legally or beneficially owned by Sponsor, or submit or surrender any of its Subject Shares for redemption, in connection with the Transactions.

4.5 New Shares. In the event that prior to the Closing (i) any SPAC Ordinary Shares or other securities are issued or otherwise distributed to Sponsor pursuant to any stock dividend or distribution, or any change in any of the SPAC Ordinary Shares or other share capital of SPAC by reason of any stock split-up, recapitalization, combination, exchange of shares or the like, (ii) Sponsor acquires legal or beneficial ownership of any SPAC Ordinary Shares after the date of this Agreement, including upon exercise of options, settlement of restricted share units or capitalization of working capital loans or (iii) Sponsor acquires the right to vote or share in the voting of any SPAC Share after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

4.6 Sponsor Letter Agreement. Each of Sponsor and SPAC hereby agree that from the date hereof until the termination of this Agreement, none of them shall, or shall agree to, amend, modify or vary the Letter Agreement, except in connection with the Transactions.

4.7 Termination. This Agreement shall terminate upon the earliest of (i) the Closing (provided, however, that upon such termination, Section 4.3, this Section 4.7, Section 4.8, Section 4.9, Section 5.1 and Section 5.2 shall survive indefinitely) and (ii) the termination of the Business Combination Agreement in accordance with its terms, and upon such termination, no party shall have any liability hereunder other than for its willful and material breach of this Agreement prior to such termination.

4.8 Additional Matters. Sponsor shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company or SPAC may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Transaction Agreements and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of SPAC or the Cayman Companies Law) which would prevent, impede or, in any material respect, delay or adversely affect the consummation of the Transactions or any other Transaction.

4.9 Exclusivity; Confidentiality. Sponsor shall be bound by and comply with Sections 8.03(a) (Exclusivity) and 8.05(b) (Confidentiality; Publicity) of the Business Combination Agreement (and any relevant definitions contained in any such sections) as if (a) Sponsor was an original signatory to the Business Combination Agreement with respect to such provisions, and (b) each reference to the “Company” contained in Section 8.03(a) of the Business Combination Agreement (other than Section 8.03(a)(i) or for purposes of the definition of Alternative Transaction Proposal) and “Affiliates” contained in Section 8.05(b) of the Business Combination Agreement also referred to Sponsor.

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4.10 Consent to Disclosure. Sponsor consents to and authorizes the Company or SPAC, as applicable, to publish and disclose in all documents and schedules filed with the SEC or any other Governmental Entity or applicable securities exchange, and any press release or other disclosure document that the Company or SPAC, as applicable, reasonably determines to be necessary or advisable in connection with the Transactions or any other transactions contemplated by the Business Combination Agreement or this Agreement, Sponsor’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of Sponsor’s commitments and obligations under this Agreement, and Sponsor acknowledges that the Company or SPAC may, in their sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity or securities exchange. Sponsor agrees to promptly give the Company or SPAC, as applicable, any information that is in its possession that the Company or SPAC, as applicable, may reasonably request for the preparation of any such disclosure documents, and Sponsor agrees to promptly notify the Company and SPAC of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that Sponsor shall become aware that any such information shall have become false or misleading in any material respect.

ARTICLE V General Provisions.

5.1 Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company and SPAC in accordance with Section 11.02 of the Business Combination Agreement and to Sponsor at the address set forth below (or at such other address for a party as shall be specified by like notice):

If to Sponsor,	A-Star Management Corp.

CRAIGMUIR CHAMBERS, P.O. BOX 71, ROAD TOWN TORTOLA, D8, VG 1110 Attn: Zhe Zhang zhangzhe@siftcap.cn with a copy to (which shall not constitute notice) Han Kun Law Offices LLP Rooms 4301-10, 43/F., Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong Attn: Yu Wang wangyu@hankunlaw.com

5.2 Governing Law. This Agreement, and all Actions or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the internal substantive Laws of the State of New York applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

5.3 Miscellaneous. The provisions of Article XI (other than Section 11.06) of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

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IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement as a deed, all as of the date first written above.

XDATA GROUP

By:	/s/ Zhe Zhang
Name:	Zhe Zhang
Title:	Director

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IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement as a deed, all as of the date first written above.

Alpha Star Acquisition Corporation

By:	/s/ Zhe Zhang
Name:	Zhe Zhang
Title:	CEO

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IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement as a deed, all as of the date first written above.

A-Star Management Corporation

By:	/s/ Guojian Chen
Name:	Guojian Chen
Title:	Director

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AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of [             ], by and among Alpha Star Acquisition Corporation, a Cayman Islands exempted company (“SPAC”), Xdata Group , a Cayman Islands incorporated company (the “Company” or “PubCo”), and the undersigned parties listed under Investors on the signature page hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, each of the Investors is a party to, and hereby consents to, this amendment and restatement of that certain Registration Rights Agreement, dated as of December 13, 2021 (the “Original Registration Rights Agreement”), pursuant to which SPAC granted the Investors certain registration rights with respect to certain securities of SPAC, as set forth therein;

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Business Combination Agreement (“Business Combination Agreement”) entered into by and among (i) SPAC, (ii) OU XDATA GROUP, an Estonian company (“XDATA”), and (iii) Roman Eloshvili, pursuant to which, among other things, (i) SPAC will form PubCo, (ii) SPAC will be merged with and into PubCo (the “Merger”), with PubCo surviving the Merger, and (iii) PubCo will exchange its shares for shares of the XDATA (the “Share Exchange”, together with the Merger, the “Transactions”), resulting in the XDATA being the wholly subsidiary of the PubCo;

WHEREAS, the Investors and SPAC desire to enter into this Agreement in connection with the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”) to amend and restate the Original Registration Rights Agreement to provide the Investors with certain rights relating to the registration of the securities held by them as of the date hereof on the terms and conditions set forth in this Agreement; and

WHEREAS, in connection with the execution of the Business Combination Agreement, the Investor (the “Lock-Up Investor”) entered into a lock-up agreement with the Company (each, as amended from time to time in accordance with the terms thereof, a “Lock-Up Agreement”), pursuant to which such Lock-Up Investor agreed not to transfer its Company securities for a certain period of time after the Closing as stated in the Lock-Up Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Business Combination Agreement. The following capitalized terms used herein have the following meanings:

“Agreement” means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

“Board” shall mean the Board of Directors of the Company.

“Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York City or the Cayman Islands are authorized or required by law to close.

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“Closing” is defined in the recitals to this Agreement.

“Commission” means the Securities and Exchange Commission, or any other Federal agency then administering the Securities Act or the Exchange Act.

“Company” is defined in the preamble to this Agreement.

“Demand Registration” is defined in Section 2.1.1.

“Demanding Holder” is defined in Section 2.1.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Form S-3 or Form F-3” is defined in Section 2.3.

“Holder” means any Person owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any permitted assignee of record of such Registrable Securities to whom rights under this Agreement have been duly assigned in accordance with this Agreement.

“Holder Information” is defined in Section 3.4.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“Investor(s)” is defined in the preamble to this Agreement, and include any transferee of the Registrable Securities (so long as they remain Registrable Securities) of an Investor permitted under this Agreement and with respect to a Lock-Up Investor, its Lock-Up Agreement.

“Investor Indemnified Party” is defined in Section 4.1.

“Maximum Number of Shares” is defined in Section 2.1.4.

“Notices” is defined in Section 6.2.

“Ordinary Shares” means the ordinary shares of the Company.

“Piggy-Back Registration” is defined in Section 2.2.1.

“Pro Rata” is defined in Section 2.1.4.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means: (i) any Ordinary Shares held by the Investors as of the date of this Agreement, either of record or beneficially, issued or issuable upon conversion, exchange or exercise of any other securities of the Company (including Ordinary Shares issued or issuable upon the exercise of the SPAC Private Placement Warrants); and (ii) any Ordinary Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any securities of the Company described in clause (i) of this definition. Notwithstanding the foregoing, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; or (d) such securities are freely transferrable under Rule 144 without limitation including with respect to volume, manner of sale and the availability of current public information.

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“Registrable Securities Then Outstanding” means the number of Ordinary Shares that are Registrable Securities and are then issued and outstanding.

“Registration Statement” means a registration statement filed by the Company with the Commission in compliance with the Securities Act and the rules and regulations promulgated thereunder for a public offering and sale of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities (other than a registration statement on Form S-4, F-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

“Underwriter” means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

2. REGISTRATION RIGHTS.

2.1 Demand Registration.

2.1.1 Request for Registration. At any time and from time to time on or after four (4) months following the consummation of the Closing, the holders of a majority-in-interest of Registrable Securities Then Outstanding may make a written demand for registration under the Securities Act of all or part of the Registrable Securities held by such holders (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of shares of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities of the demand, and each holder of Registrable Securities who wishes to include all or a portion of such holder’s Registrable Securities in the Demand Registration (each such holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the holder of the notice from the Company. Upon receiving the written request for a Demand Registration under this Section 2.1.1, the Company shall use commercially reasonable efforts to file the initial draft of the Registration Statement with respect to such Demand Registration with the Commission no later than two (2) months following the date on which it receives the written request for such Demand Registration. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration, subject to Section 2.1.4 and the provisos set forth in Section 3.1.1. The Company shall not be obligated to effect more than an aggregate of three (3) Demand Registrations under this Section 2.1.1 in respect of all Registrable Securities.

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2.1.2 Effective Registration. A registration will not count as a Demand Registration until the Registration Statement filed with the Commission with respect to such Demand Registration has been declared effective and the Company has complied with all of its obligations under this Agreement with respect thereto; provided, however, that if, after such Registration Statement has been declared effective, the offering of Registrable Securities pursuant to a Demand Registration is interfered with by any stop order or injunction of the Commission or any other governmental agency or court, the Registration Statement with respect to such Demand Registration will be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders thereafter elect to continue the offering; provided, further, that the Company shall not be obligated to file a second Registration Statement until a Registration Statement that has been filed is counted as a Demand Registration or is terminated.

2.1.3 Underwritten Offering. If a majority-in-interest of the Demanding Holders so elect and such holders so advise the Company as part of their written demand for a Demand Registration, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, the right of any holder to include its Registrable Securities in such registration shall be conditioned upon such holder’s participation in such underwriting and the inclusion of such holder’s Registrable Securities in the underwriting to the extent provided herein. All Demanding Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such underwriting by a majority-in-interest of the holders initiating the Demand Registration. If any holder of Registrable Securities disapproves of the terms of any underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the one or more underwriters, delivered prior to the filing of the “red herring” prospectus related to such offering. Any Registrable Securities excluded and withdrawn from such underwriting will be withdrawn from the registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include its Securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and the Demanding Holders in writing that the dollar amount or number of shares of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Ordinary Shares or other securities which the Company desires to sell and the Ordinary Shares, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights held by other stockholders of the Company who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”), then the Company shall include in such registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders (pro rata in accordance with the number of Registrable Securities Then Outstanding that each such Person has requested be included in such registration, regardless of the number of Registrable Securities Then Outstanding held by each such Person (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares.

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2.1.5 Withdrawal. If a majority-in-interest of the Demanding Holders disapprove of the terms of any underwriting or are not entitled to include all of their Registrable Securities in any offering, such majority-in-interest of the Demanding Holders may elect to withdraw from such offering by giving written notice to the Company and the Underwriter or Underwriters of their request to withdraw prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Demand Registration. If the majority-in-interest of the Demanding Holders withdraws from a proposed offering relating to a Demand Registration, then such registration shall not count as a Demand Registration provided for in Section 2.1. Notwithstanding anything to the contrary contained in this Agreement, the participating Demanding Holders requesting for the withdrawal shall bear all expenses of such registration proceeding begun pursuant to this Section 2.1.

2.1.6 Deferral. Notwithstanding anything to the contrary contained herein, the Company will not be required to effect a registration pursuant to this Section 2.1: (i) during the period starting with the date thirty (30) calendar days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date ninety (90) calendar days following the effective date of, a Company-initiated registration subject to Section 2.2 below, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; (ii) if the Demanding Holders propose to dispose of Registrable Securities that may be registered on Form S-3 or Form F-3 pursuant to Section 2.3 below; or (iii) if the Company shall furnish to the holders requesting the filing of a registration statement pursuant to this Section 2.1 a certificate signed by the Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such registration statement to be filed at such time, then the Company shall have the right to defer such filing for a period of not more than ninety (90) calendar days after receipt of the request of the Demanding Holders; provided, however, that the Company may not utilize this right more than twice in any twelve (12) month period, and provided further that the Company shall not register any securities for the account of itself or any other shareholder during such ninety (90) calendar day period (other than a registration relating solely to the sale of securities of participants in an employee benefit plan, a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act).

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2.2 Piggy-Back Registration.

2.2.1 Piggy-Back Rights. If at any time on or after the consummation of the Closing, the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) filed in connection with any corporate reorganization or transaction under Rule 145 of the Securities Act, (iii) filed pursuant to Section 2.1 and Section 2.3, (iv) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (v) for an offering of debt that is convertible into equity securities of the Company or (vi) for a dividend reinvestment plan, then the Company shall (x) give written notice of such proposed filing to the holders of Registrable Securities as soon as practicable but in no event less than ten (10) days before the anticipated filing date, which notice shall describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of shares of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall cause such Registrable Securities to be included in such registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an Underwriter or Underwriters shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Piggy-Back Registration. If any holder of Registrable Securities disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the one or more underwriters, delivered prior to the filing of the “red herring” prospectus related such offering. Any Registrable Securities excluded or withdrawn from such underwriting will be excluded and withdrawn from the registration.

2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises the Company and the holders of Registrable Securities in writing that the dollar amount or number of Ordinary Shares which the Company desires to sell, taken together with Ordinary Shares, if any, as to which registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the holders of Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Ordinary Shares, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

(a) If the registration is undertaken for the Company’s account: (A) the Ordinary Shares or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Ordinary Shares or other securities, if any, comprised of Registrable Securities, as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of such security holders, Pro Rata, which can be sold without exceeding the Maximum Number of Shares; and (C) to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares; and

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(b) If the registration is a “demand” registration undertaken at the demand of persons other than either the holders of Registrable Securities, (A) first, the Ordinary Shares or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Ordinary Shares or other securities that the Company desires to sell which can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), collectively, the Ordinary Shares or other securities comprised of Registrable Securities, Pro Rata, as to which registration has been requested pursuant to the terms hereof, which can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the Ordinary Shares or other securities for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

2.2.3 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of such request to withdraw prior to the effectiveness of the Registration Statement. The Company (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Company shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 3.3.

2.2.4 Right to Terminate Registration. The Company may terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration, regardless of whether any holder of Registrable Securities has elected to include securities in such registration.

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2.3 Registrations on Form S-3 or Form F-3. After the first anniversary of the Closing or such earlier day on which the Company is then eligible, the holders of Registrable Securities Then Outstanding may at any time and from time to time request in writing that the Company register the resale of any or all of such Registrable Securities Then Outstanding on Form S-3, Form F-3 or any similar short-form registration which may be available at such time (“Form S-3 or Form F-3”); provided, however, that the Company shall not be obligated to effect such request through an underwritten offering. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Securities Then Outstanding, and, as soon as practicable thereafter, effect the registration of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities or other securities of the Company, if any, of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2.3: (i) if Form S-3 or Form F-3 is not available for such offering; (ii) if the holders of the Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at any aggregate price to the public of less than $500,000; (iii) if the Company furnishes the holders with a certificate signed by the Company’s Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be materially detrimental to the Company and its shareholders for such Form S-3 or Form F-3 to be effected at such time, in which event the Company may defer the filing of the Form S-3 or Form F-3 registration statement for a period of not more than ninety (90) calendar days after receipt of the request of the holder or holders of Registrable Securities Then Outstanding under this Section 2.3; except that the Company shall not (A) exercise this right more than once in any twelve (12) month period and (B) register any securities for the account of itself or any other shareholder during any such ninety (90) day period (other than a registration relating solely to the sale of securities of participants in an employee benefit plan or a registration relating to a corporate reorganization or transaction under Rule 145 of the Securities Act); (iv) if the Company has, during the twelve (12) month period preceding the date of such request, already effected one (1) registrations under the Securities Act pursuant to the provisions of this Section 2.3 and such registrations have been declared or ordered effective; or (v) during the period starting with the date thirty (30) calendar days prior to the Company’s good faith estimate of the date of the filing of and ending on a date ninety (90) calendar days following the effective date of a Company-initiated registration subject to Section 2.2, so long as the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective.

2.3.1 Expenses. The Company shall bear all expenses incurred in connection with any registration pursuant to Section 2.3 as set forth in Section 3.3. Notwithstanding any of the foregoing provisions and anything to the contrary in Section 3.3, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case the participating Holders requesting for the withdrawal shall bear such expenses), except that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders will not be required to pay any of such expenses and will retain their rights pursuant to this Section 2.3.

2.4 Number of Demand Registrations. The Investors, collectively, shall have the right to request (i) three (3) Demand Registrations on Form F-1 or S-1 pursuant to Section 2.1 in total and (ii) no more than three (3) Demand Registration on Form F-3 or S-3 in any twelve (12) month period pursuant to Section 2.3.

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3. REGISTRATION PROCEDURES.

3.1 Filings; Information. Whenever the Company is required to effect the registration of any Registrable Securities pursuant to Section 2, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method(s) of distribution thereof as expeditiously as practicable, and in connection with any such request:

3.1.1 Filing Registration Statement. The Company shall use its commercially reasonable best efforts to, as expeditiously as practicable after receipt of a request for a Demand Registration pursuant to Section 2.1, prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its commercially reasonable best efforts to cause such Registration Statement to become effective and use its commercially reasonable best efforts to keep it effective for the period required by Section 3.1.3; provided, however, that the Company shall have the right to defer (i) any Demand Registration as described in Section 2.1.6, (ii) any registration on Form S-3 or Form F-3 as described in Section 2.3, (iii) and any Piggy-Back Registration for such period as may be applicable to which such Piggy-Back Registration relates, provided that the Company shall furnish to the holders a certificate signed by the Chief Executive Officer or Chairman of the Board stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company for such Demand Registration, registration on Form S-3 or Form F-3, or Piggy-Back Registration to be effected at such time.

3.1.2 Copies. The Company shall, prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such registration, and such holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the holders of Registrable Securities included in such registration or legal counsel for any such holders may request in order to facilitate the disposition of the Registrable Securities owned by such holders.

3.1.3 Amendments and Supplements. The Company shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and in compliance with the provisions of the Securities Act until all Registrable Securities and other securities covered by such Registration Statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn.

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3.1.4 Notification. After the filing of a Registration Statement, the Company shall promptly, and in no event more than two (2) business days after such filing, notify the holders of Registrable Securities included in such Registration Statement of such filing, and shall further notify such holders promptly and confirm such advice in writing in all events within two (2) business days of the occurrence of any of the following: (i) when such Registration Statement becomes effective; (ii) when any post-effective amendment to such Registration Statement becomes effective; (iii) the issuance or threatened issuance by the Commission of any stop order (and the Company shall take all actions required to prevent the entry of such stop order or to remove it if entered); and (iv) any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and promptly make available to the holders of Registrable Securities included in such Registration Statement any such supplement or amendment; except that before filing with the Commission a Registration Statement or prospectus or any amendment or supplement thereto, including documents incorporated by reference, the Company shall furnish to the holders of Registrable Securities included in such Registration Statement and to the legal counsel for any such holders, copies of all such documents proposed to be filed sufficiently in advance of filing to provide such holders and legal counsel with a reasonable opportunity to review such documents and comment thereon, and the Company shall not file any Registration Statement or prospectus or amendment or supplement thereto, including documents incorporated by reference, to which such holders or their legal counsel shall object.

3.1.5 State Securities Laws Compliance. The Company shall use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph or subject itself to taxation in any such jurisdiction.

3.1.6 Agreements for Disposition. The Company shall enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities. The representations, warranties and covenants of the Company in any underwriting agreement which are made to or for the benefit of any Underwriters, to the extent applicable, shall also be made to and for the benefit of the holders of Registrable Securities included in such registration statement. No holder of Registrable Securities included in such registration statement shall be required to make any representations or warranties in the underwriting agreement except, if applicable, with respect to such holder’s organization, good standing, authority, title to Registrable Securities, lack of conflict of such sale with such holder’s material agreements and organizational documents, and with respect to written information relating to such holder that such holder has furnished in writing expressly for inclusion in such Registration Statement.

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3.1.7 Cooperation. The principal executive officer of the Company, the principal financial officer of the Company, the principal accounting officer of the Company and all other officers and members of the management of the Company shall cooperate fully in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and participation in meetings with Underwriters, attorneys, accountants and potential investors.

3.1.8 Records. The Company shall make available for inspection by the holders of Registrable Securities included in such Registration Statement, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any holder of Registrable Securities included in such Registration Statement or any Underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information requested by any of them in connection with such Registration Statement.

3.1.9 Earnings Statement. The Company shall comply with all applicable rules and regulations of the Commission and the Securities Act, and make available to its shareholders, as soon as practicable, an earnings statement covering a period of twelve (12) months, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

3.1.10 Listing. The Company shall use its best efforts to cause all Registrable Securities included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Securities included in such registration.

3.1.11 Free Writing Prospectus. The Investors shall not use any free writing prospectus in connection with the sale of Registrable Securities without the prior written consent of the Company.

3.2 Obligation to Suspend Distribution. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1.4(iv), or, in the case of a resale registration on Form S-3 or Form F-3 pursuant to Section 2.3 hereof, upon any suspension by the Company, pursuant to a written insider trading compliance program adopted by the Company’s Board of Directors, of the ability of all “insiders” covered by such program to transact in the Company’s securities because of the existence of material non-public information, each holder of Registrable Securities included in any registration shall immediately discontinue disposition of such Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such holder receives the supplemented or amended prospectus contemplated by Section 3.1.4(iv) or the restriction on the ability of “insiders” to transact in the Company’s securities is removed, as applicable, and, if so directed by the Company, each such holder will deliver to the Company all written copies, other than permanent file copies then in such holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

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3.3 Registration Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 2.1, any Piggy-Back Registration pursuant to Section 2.2, and any registration on Form S-3 or Form F-3 effected pursuant to Section 2.3, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the listing of the Registrable Securities as required by Section 3.1.10; (vi) Financial Industry Regulatory Authority fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company; and (viii) the fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the holders thereof, which underwriting discounts or selling commissions shall be borne by such holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the Underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.

3.4 Information. The holders of Registrable Securities shall provide such information as may reasonably be requested by the Company, or the managing Underwriter, if any, in connection with the preparation of any Registration Statement, including amendments and supplements thereto, in order to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 2 and in connection with the Company’s obligation to comply with federal and applicable state securities laws (the “Holder Information”). Additionally, each holder of Registrable Securities confirms and agrees to comply with any and all properties and all prospectus delivery requirements under the Securities Act and rules and regulations of the Commission thereunder. Notwithstanding anything in this Agreement to the contrary, if any holder of Registrable Securities does not provide the Company with its requested Holder Information, the Company may exclude such holder’s Registrable Securities from the applicable Registration if the Company determines, based on the advice of counsel, that such information is necessary to effect the Registration and such holder continues thereafter to withhold such information. The exclusion of a holder’s Registrable Securities as a result of this Section 3.2 shall not affect the registration of the other Registrable Securities to be included in such Registration.

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4. INDEMNIFICATION AND CONTRIBUTION.

4.1 Indemnification by the Company. To the extent permitted by law, the Company agrees to indemnify and hold harmless each Investor and each other holder of Registrable Securities, and each of their respective directors, partners, members, and each person, if any, who controls an Investor and each other holder of Registrable Securities (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each, an “Investor Indemnified Party”), from and against any losses, judgments, claims, damages or liabilities, whether joint or several, arising out of or based upon any untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arising out of or based upon any omission (or alleged omission) to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and the Company shall promptly reimburse the Investor Indemnified Party for any legal and any other expenses reasonably incurred by such Investor Indemnified Party in connection with investigating and defending any such loss, judgment, claim, damage, liability or action whether or not any such person is a party to any such claim or action and including any and all legal and other expenses incurred in giving testimony or furnishing documents in response to a subpoena or otherwise; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, or summary prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by such selling holder expressly for use therein.

4.2 Indemnification by Holders of Registrable Securities. Subject to the limitations set forth in Section 4.4.3 hereof, each selling Holder of Registrable Securities will, in the event that any registration is being effected under the Securities Act pursuant to this Agreement of any Registrable Securities held by such selling Holder, indemnify and hold harmless the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, each Underwriter (if any), and each other selling Holder and each other person, if any, who controls another selling Holder or such Underwriter within the meaning of the Securities Act, against any losses, claims, judgments, damages or liabilities, whether joint or several, insofar as such losses, claims, judgments, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or allegedly untrue statement of a material fact contained in any Registration Statement under which the sale of such Registrable Securities was registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or the alleged omission to state a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case solely to the extent that the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such selling Holder expressly for use in such registration statement, and shall reimburse the Company, its directors and officers, and each other selling holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigation or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), and provided that in no event shall a Holder’s liability pursuant to this Section 4.2, when combined with the amounts paid or payable by such Holder pursuant to Section 4.4 below, exceed the proceeds from the offering received by such Holder (net of underwriter discounts and commissions and any expenses paid by such Holder). Each selling Holder’s indemnification obligations hereunder shall be several and not joint and shall be limited to the amount of any net proceeds actually received by such selling Holder.

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4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any person of any notice of any loss, claim, damage or liability or any action in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such person (the “Indemnified Party”) shall, if a claim in respect thereof is to be made against any other person for indemnification hereunder, notify such other person (the “Indemnifying Party”) in writing of the loss, claim, judgment, damage, liability or action; provided, however, that the failure by the Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have to such Indemnified Party hereunder, except and solely to the extent the Indemnifying Party is actually prejudiced by such failure. If the Indemnified Party is seeking indemnification with respect to any claim or action brought against the Indemnified Party, then the Indemnifying Party shall be entitled to participate in such claim or action, and, to the extent that it wishes, jointly with all other Indemnifying Parties, to assume control of the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume control of the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that in any action in which both the Indemnified Party and the Indemnifying Party are named as defendants, the Indemnified Party shall have the right to employ separate counsel (but no more than one such separate counsel) to represent the Indemnified Party and its controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, with the fees and expenses of such counsel to be paid by such Indemnifying Party if, based upon the written advice of counsel of such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of judgment or effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such judgment or settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

4.4 Contribution.

4.4.1 If the indemnification provided for in the foregoing Sections 4.1, 4.2 and 4.3 is unavailable to any Indemnified Party in respect of any loss, claim, damage, liability or action referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnified Parties and the Indemnifying Parties in connection with the actions or omissions which resulted in such loss, claim, damage, liability or action, as well as any other relevant equitable considerations. The relative fault of any Indemnified Party and any Indemnifying Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such Indemnified Party or such Indemnifying Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.4.2 The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding Section 4.4.1.

4.4.3 The amount paid or payable by an Indemnified Party as a result of any loss, claim, damage, liability or action referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Holder of Registrable Securities shall be required to contribute any amount in excess of the dollar amount of the net proceeds (after payment of any underwriting fees, discounts, commissions or taxes) actually received by such Holder from the sale of Registrable Securities which gave rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) with respect to any action shall be entitled to contribution in such action from any person who was not guilty of such fraudulent misrepresentation.

5. UNDERWRITING AND DISTRIBUTION.

5.1 Rule 144. The Company hereby covenants that it shall file any reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

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6. MISCELLANEOUS.

6.1 Assignment; No Third Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part, unless the Company first provides Investors holding Registrable Securities at least ten (10) business days prior written notice; provided that no assignment or delegation by the Company will relieve the Company of its obligations under this Agreement unless the Investors holding a majority-in-interest of the Registrable Securities provide their prior written consent, which consent must not be unreasonably withheld, delayed or conditioned. This Agreement and the rights, duties and obligations of an Investor holding Registrable Securities hereunder may be freely assigned or delegated by such Investor in conjunction with and to the extent of any transfer of Registrable Securities by such Investor which is not prohibited by such Investor’s Lock-Up Agreement; provided that no assignment by any Investor of its rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties, to the permitted assigns of the Investors or holder of Registrable Securities or of any assignee of the Investors or holder of Registrable Securities. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth in Article 4 and this Section 6.1.

6.2 Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile; provided, that if such service or transmission is not on a business day or is after normal business hours, then such notice shall be deemed given on the next business day. Notice otherwise sent as provided herein shall be deemed given on the next business day following timely delivery of such notice to a reputable air courier service with an order for next-day delivery.

To SPAC:	Alpha Star Acquisition Corporation 100 Church Street, 8th Floor， New York, NY 10007 Attn: Zhe Zhang zhangzhe@siftcap.cn with a copy to (which shall not constitute notice): Han Kun Law Offices LLP Rooms 4301-10, 43/F., Gloucester Tower, The Landmark, 15 Queen’s Road Central, Hong Kong Attn: Yu Wang wangyu@hankunlaw.com

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To the Company:	Xdata Group Address: Attention: Telephone No.: Email:

with a copy to (which shall not constitute notice): Loeb & Loeb LLP Jardine House, 2206-19, 1 Connaught Pl, Central, Hong Kong Attention: Lawrence Venick Email: lvenick@loeb.com

To an Investor to the address set forth below such Investor’s name on Exhibit A hereto.

6.3 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

6.4 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

6.5 Entire Agreement. This Agreement (together with the Business Combination Agreement and the Lock-Up Agreement(s) to the extent incorporated herein, and including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

6.6 Modifications and Amendments. Any term of this Agreement may be amended or modified only with the written agreement or consent of the Company and Investors holding a majority-in-interest of the Registrable Securities; provided, that any amendment or modification of this Agreement which affects an Investor in a manner materially and adversely disproportionate to other Investors will also require the consent of such Investor.

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6.7 Titles and Headings. Titles and headings of sections of this Agreement are for convenience only and shall not affect the construction of any provision of this Agreement.

6.8 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

6.9 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Investor or any other holder of Registrable Securities may proceed to protect and enforce its rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

6.10 Governing Law. This Agreement shall be governed by, interpreted under, and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed within the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction. The Company irrevocably submits to the nonexclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Agreement.

6.11 Waiver of Trial by Jury. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR OTHER PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE INVESTOR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

6.12 Authorization to Act on Behalf of the Company. In the event that an Investor serves as a director, officer, employee or other authorized agent of the Company, such Investor shall have no authority, express or implied, to act or make any determination on behalf of the Company in connection with this Agreement or any dispute or Action with respect hereto.

6.13 Termination of Business Combination Agreement. This Agreement shall be binding upon each party upon such party’s execution and delivery of this Agreement, but this Agreement shall only become effective upon the Closing. In the event that the Business Combination Agreement is validly terminated in accordance with its terms prior to the Closing, this Agreement shall automatically terminate and become null and void and be of no further force or effect, and the parties shall have no obligations hereunder.

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IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

Xdata Group

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

A-Star Management Corporation

By:
Name:
Title:

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Exhibit A

Name of Investor

A-Star Management Corporation

Address of Investor:

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TARGET LOCK-UP AND SUPPORT AGREEMENT

THIS LOCK-UP AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of September 23, 2024, by and among Xdata Group, a Cayman Islands exempted company (the “Company” or “PubCo”), Alpha Star Acquisition Corporation, a Cayman Islands exempted company (the “SPAC”), and the persons listed on Schedule A hereto (each, a “Company Shareholder” and collectively, the “Company Shareholders”).

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Business Combination Agreement (“Business Combination Agreement”) entered into by and among (i) SPAC, (ii) OU XDATA GROUP, an Estonian company (“XDATA”), (iii) Roman Eloshvili, pursuant to which, among other things, (w) SPAC will form a wholly owned Cayman Islands subsidiary (i.e. PubCo) as soon as practicable after the date hereof, (x) PubCo, SPAC and XDATA will execute a joinder agreement whereby PubCo shall become bound to the Business Combination Agreement, (y) SPAC will be merged with and into PubCo (the “Merger”), with PubCo surviving the Merger, and (z) subsequent to the Merger, PubCo will exchange its shares for shares of the XDATA (the “Share Exchange”, together with the Merger, the “Transactions”), resulting in the XDATA being a wholly owned subsidiary of PubCo and in all Company Shareholders owning PubCo Ordinary Shares;

WHEREAS, each Company Shareholder is, as of the date of this Agreement, the sole legal and beneficial owner of the number of shares of XDATA (“XDATA Shares”), both as set forth opposite such Company Shareholder’s name on Schedule A hereto and any other shares of XDATA acquired by such Company Shareholder after the date of this Agreement and during the term of this Agreement, including upon exercise of any options (such XDATA Shares, together with any PubCo Ordinary Shares to be received by such Company Shareholder in exchange for XDATA Shares in connection with and subject to the consummation of the Transactions, being collectively referred to herein as the “Subject Shares”);

WHEREAS, effective as of the Merger, PubCo will succeed to all the rights and obligations of SPAC, including SPAC’s rights and obligations under this Agreement; and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, the Company and SPAC have requested that each of the Company Shareholders enter into this Agreement;

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated into this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereto agree as follows:

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ARTICLE I Definitions

1.1 Definitions. The terms defined in this Section 1.1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

“PubCo Ordinary Share” means the ordinary shares of PubCo.

“Locked-Up Shares” means, with respect to each Company Shareholder, any PubCo Ordinary Shares held by such Company Shareholder immediately after the Closing, any PubCo Ordinary Shares issuable upon the exercise of options or warrants to purchase PubCo Ordinary Shares held by such Company Shareholder immediately after the Closing (along with such options or warrants themselves), any PubCo Ordinary Shares acquirable upon the conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares held by such Company Shareholder immediately after the Closing (along with such securities themselves).

“PubCo Per Share Trading Price” means, at any given time, the trading price per share of PubCo Ordinary Shares as reported by Bloomberg or, if not available on Bloomberg, as reported by Morningstar.

“Trading Day” means any day on which PubCo Ordinary Shares are actually traded on the principal securities exchange or securities market on which PubCo Ordinary Shares are then traded.

“Transfer” means, with respect to any securities, any (a) sale of, offer to sell, contract or agreement to sell, hypothecation of, pledge of, grant of any option, right or warrant to purchase or other transfer or disposition of, or agreement to transfer or dispose of, directly or indirectly, or establishment or increase of a put equivalent position in respect of, or liquidation or decrease of a call equivalent position in respect of, within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, any such securities, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

ARTICLE II Representations and Warranties of the Company Shareholders

Each Company Shareholder severally and not jointly hereby represents and warrants to the Company and SPAC during the period starting from the date hereof until the earlier of (1) the Closing and (2) the termination of the Business Combination Agreement in accordance with its terms (the “Exclusivity Period”) as follows:

2.1 Organization and Standing. Such Company Shareholder has been duly organized and is validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Such Company Shareholder is duly qualified or licensed and in good standing to do business (to the extent such concept is applicable in such Company Shareholder’s jurisdiction of formation) in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

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2.2 Authorization; Binding Agreement. Such Company Shareholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other proceedings on the part of such Company Shareholder are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Company Shareholder and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of such Company Shareholder, enforceable against such party in accordance with its terms, subject to the Enforceability Exceptions.

2.3 Governmental Approvals. No consent of or with any Governmental Authority on the part of such Company Shareholder is required to be obtained or made in connection with the execution, delivery or performance by such Company Shareholder of this Agreement or the consummation by such Company Shareholder of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such consents or to make such filings or notifications would not prevent, impede or, in any material respect, delay or adversely affect the performance by such Company Shareholder of its obligations under this Agreement.

2.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by such Company Shareholder will not (a) conflict with or violate any provision of the Organizational Documents of such Company Shareholder, (b) conflict with or violate any Law, permit, Governmental Order or consent applicable to such Company Shareholder or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by such Company Shareholder under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of such Company Shareholder under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of such Company Shareholder, except for any deviations from any of the foregoing clauses (b) or (c) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by such Company Shareholder of its obligations under this Agreement.

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2.5 Subject Shares. Such Company Shareholder is the sole legal and beneficial owner of the Subject Shares, and all such Subject Shares are owned by such Company Shareholder free and clear of all liens or encumbrances, other than liens or encumbrances pursuant to this Agreement, the Organizational Documents of the Company, the Business Combination Agreement or applicable federal or state securities laws. Such Company Shareholder does not legally or beneficially own any shares of the Company other than the Subject Shares. Such Company Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement, the Organizational Documents of the Company or the Business Combination Agreement.

2.6 Business Combination Agreement. Such Company Shareholder understands and acknowledges that the Company and SPAC are entering into the Business Combination Agreement in reliance upon the Company Shareholders’ execution and delivery of this Agreement. Such Company Shareholder has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement.

ARTICLE III Representations and Warranties of SPAC

SPAC hereby represents and warrants to each Company Shareholder and the Company during the Exclusivity Period as follows:

3.1 Organization and Standing. SPAC is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. SPAC is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2 Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of SPAC are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, subject to the Enforceability Exceptions.

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3.3 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by SPAC will not (a) conflict with or violate any provision of Organizational Documents of SPAC, (b) conflict with or violate any Law, permit, Governmental Order or consent applicable to SPAC or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of SPAC, except for any deviations from any of the foregoing clauses (b) or (c) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by SPAC of its obligations under this Agreement.

ARTICLE IV Representations and Warranties of the Company

The Company hereby represents and warrants to each Company Shareholder and SPAC during the Exclusivity Period as follows:

4.1 Organization and Standing. The Company is an exempted company duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

4.2 Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

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4.3 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law, permit, Governmental Order or consent applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien (other than Permitted Lien) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of the Company, except for any deviations from any of the foregoing clauses (b) or (c) that would not prevent, impede or, in any material respect, delay or adversely affect the performance by the Company of its obligations under this Agreement.

ARTICLE V Agreement Regarding Voting; Certain Other Covenants of the Company Shareholders

Each Company Shareholder covenants and agrees during the Exclusivity Period:

5.1 Agreement Regarding Voting.

(a) Against Other Transactions. At any meeting of shareholders of XDATA, or at any adjournment thereof, or in connection with any written consent of the shareholders of XDATA or in any other circumstances upon which such Company Shareholder’s vote, consent or other approval is sought, such Company Shareholder shall (i) attend any such meeting of shareholders (in person or by proxy) or otherwise cause the Subject Shares to be counted as present thereat for the purposes of determining whether a quorum is present and (ii) vote (or cause to be voted) the Subject Shares (including by written consent, if applicable) against (w) other than in connection with the Transactions, any business combination agreement or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by XDATA, any of its material Subsidiaries, or, in case of a public offering only, a newly-formed holding company of XDATA or such material Subsidiaries, (x) any Alternative Transaction Proposal and (y) other than any amendment to Organizational Documents of XDATA in furtherance of Section 2.01 of the Business Combination Agreement, any amendment of Organizational Documents of XDATA or other proposal or transaction involving XDATA or any of its Subsidiaries and (z) any proposal or effort to revoke (in whole or in part) any approval set forth in any written consent made by such shareholders of XDATA, which, in each of cases (w) and (y) of this sentence, would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by XDATA of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Agreements, the Transactions or any other Transaction or change in any manner the voting rights of any class of XDATA’s share capital.

(b) Revoke Other Proxies. Such Company Shareholder represents and warrants that any proxies or powers of attorney heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies or powers of attorney have been or are hereby revoked.

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(c) Irrevocable Proxy and Power of Attorney. Such Company Shareholder hereby unconditionally and irrevocably grants to, and appoints, SPAC and any individual designated in writing by SPAC, and each of them individually, as such Company Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Company Shareholder, to vote the Subject Shares, or grant a written consent or approval in respect of the Subject Shares in a manner consistent with Section 5.1(a). Such Company Shareholder understands and acknowledges that SPAC is entering into the Business Combination Agreement in reliance upon such Company Shareholder’s execution and delivery of this Agreement. Such Company Shareholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 5.1(c) are given in connection with the execution of the Business Combination Agreement, and that such irrevocable proxy and power of attorney are given to secure the performance of the duties of such Company Shareholder under this Agreement. Such Company Shareholder hereby further affirms that the irrevocable proxy and power of attorney are given to secure a proprietary interest and may under no circumstances be revoked. Such Company Shareholder hereby ratifies and confirms all that such irrevocable proxy and power of attorney may lawfully do or cause to be done by virtue hereof. SUCH IRREVOCABLE PROXY AND POWER OF ATTORNEY ARE EXECUTED AND INTENDED TO BE IRREVOCABLE IN ACCORDANCE WITH THE PROVISIONS OF THE POWERS OF ATTORNEY ACT OF THE CAYMAN ISLANDS (REVISED). The irrevocable proxy and power of attorney granted hereunder shall only terminate upon the termination of this Section 5.1.

5.2 No Transfer. During the Exclusivity Period, other than (w) upon the consent of both the Company and SPAC, (x) permitted by this Agreement, or (y) to an Affiliate of such Company Shareholder (provided that, in each case of the foregoing clauses (x) and (y), such transferee shall enter into a written agreement, in form and substance reasonably satisfactory to the Company and SPAC, agreeing to be bound by this Agreement, and shall have the same rights and benefits under this Agreement, to the same extent as such transferring Company Shareholder), such Company Shareholder shall not, directly or indirectly, (i) Transfer any Subject Shares, other than pursuant to the Transactions, (ii) grant any proxies or powers of attorney or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), with respect to any Subject Shares, in each case, other than as set forth in this Agreement, the Business Combination Agreement, Transaction Agreements or the voting and other arrangements under the Organizational Documents of the Company, (iii) take any action that would reasonably be expected to make any representation or warranty of such Company Shareholder herein untrue or incorrect, or would reasonably be expected to have the effect of preventing or disabling such Company Shareholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions. Any action attempted to be taken in violation of the preceding sentence will be null and void. Such Company Shareholder agrees with, and covenants to, the Company and SPAC that such Company Shareholder shall not request that the Company and/or XDATA register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares.

5.3 Waiver of Dissenters’ Rights. Each Company Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Cayman Companies Law and any other similar statute in connection with the Transactions and the Business Combination Agreement.

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5.4 New Shares. In the event that prior to the Closing (i) any XDATA Shares or other securities are issued or otherwise distributed to a Company Shareholder pursuant to any stock dividend or distribution, or any change in any of the XDATA Shares or other share capital of the Company by reason of any stock split-up, recapitalization, combination, exchange of shares or the like, (ii) a Company Shareholder acquires legal or beneficial ownership of any XDATA Shares after the date of this Agreement, including upon exercise of options or settlement of restricted share units or (iii) a Company Shareholder acquires the right to vote or share in the voting of any XDATA Share after the date of this Agreement (collectively, the “New Securities”), the term “Subject Shares” shall be deemed to refer to and include such New Securities (including all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

5.5 Exclusivity; Confidentiality. Each Company Shareholder shall be bound by and comply with Sections 8.03(a) (Exclusivity) and 8.05(b) (Confidentiality; Publicity) of the Business Combination Agreement (and any relevant definitions contained in any such sections) as if (a) such Company Shareholder was an original signatory to the Business Combination Agreement with respect to such provisions, and (b) each reference to the “Company” contained in Section 8.03(a) of the Business Combination Agreement (other than Section 8.03(a)(i) or for purposes of the definition of Alternative Transaction Proposal) and “Affiliates” contained in Section 8.05(b) of the Business Combination Agreement also referred to such Company Shareholder.

5.6 Consent to Disclosure. Each Company Shareholder consents to and authorizes the Company or SPAC, as applicable, to publish and disclose in all documents and schedules filed with the SEC or any other Governmental Entity or applicable securities exchange, and any press release or other disclosure document that the Company or SPAC, as applicable, reasonably determines to be necessary or advisable in connection with the Transactions or any other transactions contemplated by the Business Combination Agreement or this Agreement, such Company Shareholder’s identity and ownership of such Company Shareholder’s Subject Shares, the existence of this Agreement and the nature of such Company Shareholder’s commitments and obligations under this Agreement, and such Company Shareholder acknowledges that the Company or SPAC may, in their sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity or securities exchange. Such Company Shareholder agrees to promptly give the Company or SPAC, as applicable, any information that is in its possession that the Company or SPAC, as applicable, may reasonably request for the preparation of any such disclosure documents, and such Company Shareholder agrees to promptly notify the Company and SPAC of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if and to the extent that such Company Shareholder shall become aware that any such information shall have become false or misleading in any material respect.

5.7 Restricted Activities. Each Company Shareholder shall not revoke (in whole or in part), or seek to revoke (in whole or in part), or adopt any resolution, consent or vote that would have the effect of revoking (in whole or in part), any approval set forth in any written consent made by such Company Shareholder without the prior written consent of SPAC. Such Company Shareholder shall not adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization without the prior written consent of the Company and SPAC.

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5.8 Additional Matters. Each Company Shareholder shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Company or SPAC may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and the other Transaction Agreements and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of the Company or the Cayman Companies Law) which would prevent, impede or, in any material respect, delay or adversely affect the consummation of the Transactions or any other Transaction.

5.9 Waiver of Certain Company Shareholders’ Rights. Each Company Shareholder hereby irrevocably waives and agrees not to exercise any rights he, she or it may have under the Amended and Restated Memorandum and Articles of Association of the Company to be adopted by a special resolution of shareholders of the Company in connection with the Transactions and other transactions contemplated by the Business Combination Agreement and the other Transaction Agreements.

ARTICLE VI Other Agreements

6.1 Lock-Up Provisions.

(a) Subject to the exceptions set forth herein, during the applicable Lock-Up Period (as defined below), each Company Shareholder agrees not to Transfer any Locked-Up Shares held by such Company Shareholder. The foregoing limitations shall remain in full force and effect (i) with respect to 50% of the Locked-Up Shares held by such Company Shareholder until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing PubCo Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, (ii) with respect to the remaining 50% of the Locked-Up Shares (rounded up to the nearest whole share) held by such Company Shareholder until six (6) months from and after the Closing Date, or earlier in either case, if subsequent to the Company’s initial Business Combination the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (such periods set forth in the foregoing clauses (i) and (ii), as applicable, the “Lock-Up Period”), with the percentages set forth in this sentence applying to the aggregate holdings of Locked-Up Shares held by all entities constituting such Company Shareholder (to the extent two (2) or more entities constitute such Company Shareholder), and calculated on an aggregated basis. For the avoidance of doubt, the Locked-Up Shares shall be measured on an as-exercised or as-converted basis, as applicable.

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(b) The restrictions set forth in Section 6.1(a) (the “Lock-Up Restrictions”) shall not apply to:

(i) Transfers to the Company’s officers or directors, any affiliates (as defined below) or family members of any of the Company’s officers or directors, any members of such Company Shareholder, or any affiliates of such Company Shareholder;

(ii) in the case of an individual, transfers by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization;

(iii) in the case of an individual, transfers by virtue of laws of descent and distribution upon death of the individual;

(iv) in the case of an individual, transfers pursuant to a qualified domestic relations order;

(v) transfers by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the securities were originally purchased;

(vi) transfers in the event of the Company’s liquidation prior to the completion of an initial Business Combination;

(vii) transfers by virtue of the laws of the Cayman Islands or such Company Shareholder’s Organizational Documents upon dissolution of such Company Shareholder;

(viii) in the event of the Company’s liquidation, merger, share exchange, reorganization or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the completion of the Company’s initial Business Combination; and

(ix) transfers in connection with the Company’s initial Business Combination with the Company’s consent to any third party; provided, however, that in the case of clauses (i) through (v), (viii) and (ix), these permitted transferees must enter into a written agreement, in substantially the form of this Agreement, agreeing to be bound by the Lock-Up Restrictions and shall have the same rights and benefits under this Agreement. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of an individual; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

(c) For the avoidance of doubt, each Company Shareholder shall retain all of its rights as a shareholder of the Company during the Lock-Up Period, including the right to vote any Locked-Up Shares.

(d) In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the Locked-Up Shares, are hereby authorized to decline to make any transfer of securities if such Transfer would constitute a violation or breach of the Lock-Up Restrictions.

(e) The Company shall remove, and shall cause to be removed (including by causing its transfer agent and The Depository Trust Company (as applicable) to remove), any legends, marks, stop-transfer instructions or other similar notations pertaining to the lock-up arrangements herein from the book-entries evidencing any Locked-Up Shares at the time any such share is no longer subject to the Lock-Up Restrictions (any such formerly Locked-Up Share, a “Free Share”), and shall take all such actions (and shall cause to be taken all such actions) necessary or proper to cause the Free Shares to be consolidated under the CUSIP(s) and/or ISIN(s) applicable to the unrestricted PubCo Ordinary Shares or so that the Free Shares are in a like position. Any holder of a Locked-Up Share is an express third-party beneficiary of this Section 6.1(e) and entitled to enforce specifically the obligations of the Company set forth in this Section 6.1(e) directly against the Company.

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ARTICLE VII General Provisions

7.1 Termination. This Agreement shall be effective the date hereof and shall immediately terminate upon the earlier of (x) the termination of the Business Combination Agreement pursuant to its terms and (y) the date on which none of the Company, SPAC or any holder of a Locked-Up Share has any rights or obligations hereunder; provided that, in the event that the Business Combination Agreement is not terminated pursuant to its terms prior to the Closing, Article II, Article III, Article IV and Article V (other than Section 5.3, Section 5.5, Section 5.6 (solely with respect to 8.05(b) (Confidentiality; Publicity) of the Business Combination Agreement) and Section 5.8 which shall survive indefinitely) shall terminate upon the Closing. The termination of this Agreement shall not relieve any party from any liability arising in respect of any willful and material breach of this Agreement prior to such termination. Upon the termination of this Agreement (or any portion thereof), this Article VII shall survive indefinitely.

7.2 Capacity as a Company Shareholder. Each Company Shareholder signs this Agreement solely in such Company Shareholder’s capacity as a shareholder of the Company, and not in such Company Shareholder’s capacity as a director or officer of the Company, if applicable.

7.3 Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company and SPAC in accordance with Section 11.02 of the Business Combination Agreement and to each Company Shareholder at its address set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

7.4 Entire Agreement; Amendment. This Agreement constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and the transactions contemplated hereby and supersedes any other agreements and understandings, whether written or oral, that may have been made or entered into by or between the parties hereto relating to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

7.5 Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties hereto, except that, for the avoidance of doubt, in connection with a transfer of any Subject Shares or Locked-Up Shares (as applicable) in accordance with the terms of this Agreement, transferee to whom such Subject Shares or Locked-Up Shares (as applicable) are transferred shall thenceforth be entitled to all the rights and be subject to all the obligations under this Agreement; provided, that no such assignment shall relieve the assigning party of its obligations hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any attempted assignment in violation of the terms of this Section 7.5 shall be null and void, ab initio. For the avoidance of doubt, no transfer of PubCo Ordinary Shares, Locked-Up Shares or Free Shares shall be (or be deemed to be) an assignment of this Agreement or the rights or obligations hereunder.

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7.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal substantive laws of the State of New York applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. Any dispute, controversy, difference, or claim arising out of or relating to this Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Agreement, shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre under the Arbitration Rules of the Singapore International Arbitration Centre in force when the Notice of Arbitration is submitted. The seat of arbitration shall be Singapore. There shall be three arbitrators. The arbitration proceedings shall be conducted in English. The law of this arbitration clause shall be Singapore law. For the avoidance of doubt, a request by a party hereto to a court of competent jurisdiction for interim measures necessary to preserve such party’s rights, including pre-arbitration attachments, injunctions, or other equitable relief, shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate in this Section 7.6.

7.7 Enforcement. Each of the parties hereto acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by it, money damages will be inadequate and the other party will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by it in accordance with their specific terms or were otherwise breached. Accordingly, the non-breaching party shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which the non-breaching party may be entitled under this Agreement, at law or in equity.

7.8 Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date first set forth above.

XDATA GROUP

By:	/s/ Zhe Zhang
Name:	Zhe Zhang
Title:	Director

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date first set forth above.

Alpha Star Acquisition Corporation

By:	/s/ Zhe Zhang
Name:	Zhe Zhang
Title:	CEO

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date first set forth above.

Company Shareholder:

Roman Eloshvili

By:	/s/ Roman Eloshvili

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Schedule A

1. Roman Eloshvili – 100% of the Aggregate Fully Diluted Company Shares (as defined in the Business Combination Agreement) as of the date of this Agreement

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SPONSOR LOCK-UP AGREEMENT

THIS SPONSOR LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [       ], by and between Xdata Group, a Cayman Islands exempted company (the “Company” or “PubCo”), and A-Star Management Corporation, a British Virgin Islands incorporated limited liability company (the “Sponsor”).

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Business Combination Agreement (“Business Combination Agreement”) entered into by and among (i) SPAC, (ii) OU XDATA GROUP, an Estonian company (“XDATA”), (iii) Roman Eloshvili and (iv) PubCo, pursuant to which, among other things, (i) SPAC will be merged with and into PubCo (the “Merger”), with PubCo surviving the Merger, and (ii) PubCo will exchange its shares for shares of the XDATA (the “Share Exchange”, together with the Merger, the “Transactions”), resulting in the XDATA being the wholly subsidiary of the PubCo.

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, and in view of the valuable consideration to be received by the parties thereunder, the Company and the Sponsor desire to enter into this Agreement, pursuant to which the Locked-Up Shares (as defined below) shall become subject to limitations as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated into this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. The terms defined in this Section 1 shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Company Ordinary Share” means the ordinary shares of Company.

“Company Per Share Trading Price” means, at any given time, the trading price per share of Company Ordinary Shares as reported by Bloomberg or, if not available on Bloomberg, as reported by Morningstar.

“Founder Shares” means, the 2,875,000 ordinary shares of SPAC, par value $0.001 per share, initially issued to the Sponsor for an aggregate purchase price of $25,000, pursuant to certain Amended Securities Subscription Agreement dated March 26, 2021 between the Sponsor and SPAC.

“Locked-Up Shares” means, Locked-Up Founder Shares and Locked-Up Private Placement Shares.

“Locked-Up Founder Shares” means the Company Ordinary Shares the Sponsor receives based on the conversion of the Founder Shares.

“Locked-Up Private Placement Shares” means (a) the Company Ordinary Shares the Sponsor receives based on the conversion of 330,000 ordinary shares of SPAC underlying SPAC Private Placement Units, (b) the Company Ordinary Shares the Sponsor receives based on the conversion of 330,000 SPAC Private Placement Rights underlying SPAC Private Placement Units, (c) the Company Ordinary Shares issuable upon the exercise of 330,000 Company Warrants the Sponsor receives based on the exercise of 330,000 SPAC Private Placement Warrants underlying SPAC Private Placement Units (along with such 330,000 Company Warrants themselves), and (d) any shares issuable upon conversion of any convertible securities issued or to be issued to the Sponsor before the Closing Date.

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“Trading Day” means any day on which Company Ordinary Shares are actually traded on the principal securities exchange or securities market on which Company Ordinary Shares are then traded.

“Transfer” means, with respect to any securities, any (a) sale of, offer to sell, contract or agreement to sell, hypothecation of, pledge of, grant of any option, right or warrant to purchase or other transfer or disposition of, or agreement to transfer or dispose of, directly or indirectly, or establishment or increase of a put equivalent position in respect of, or liquidation or decrease of a call equivalent position in respect of, within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, any such securities, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any such securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

2. Lock-Up Provisions.

(a) Subject to the exceptions set forth herein, during the applicable Private Placement Shares Lock-up Period (as defined below), Sponsor agrees not to Transfer any Locked-Up Private Placement Shares. The foregoing limitations shall remain in full force and effect until 30 days from and after the Closing Date (the “Private Placement Shares Lock-up Period”).

Subject to the exceptions set forth herein, during the applicable Founder Shares Lock-Up Period (as defined below), Sponsor agrees not to Transfer any Locked-Up Founder Shares. The foregoing limitations shall remain in full force and effect (i) with respect to 50% of the Company Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares until the earlier of (A) six (6) months from and after the Closing Date or (B) the date on which the closing Company Per Share Trading Price equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 Trading Days within any thirty (30)-Trading Day period commencing after the Closing Date, (ii) with respect to the remaining 50% of the Company Ordinary Shares held, issuable or acquirable in respect of any Locked-Up Founder Shares (rounded up to the nearest whole share) until six (6) months from and after the Closing Date, or earlier in either case, if subsequent to the Company’s initial Business Combination the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (such periods set forth in the foregoing clauses (i) and (ii), as applicable, the “Founder Shares Lock-Up Period”, together with the Private Placement Shares Lock-up Period, the “Lock-up Periods”), with the percentages set forth in this sentence applying to the aggregate holdings of Locked-Up Founder Shares held by all entities constituting Sponsor, and calculated on an aggregated basis. For the avoidance of doubt, the Locked-Up Founder Shares shall be measured on an as-exercised or as-converted basis, as applicable.

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(b) The restrictions set forth in Section 2(a) (the “Lock-Up Restrictions”) shall not apply to:

(i) Transfers to the Company’s officers or directors, any affiliates (as defined below) or family members of any of the Company’s officers or directors, any members of the Sponsor, or any affiliates of the Sponsor;

(ii) in the case of an individual, transfers by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization;

(iii) in the case of an individual, transfers by virtue of laws of descent and distribution upon death of the individual;

(iv) in the case of an individual, transfers pursuant to a qualified domestic relations order;

(v) transfers by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the securities were originally purchased;

(vi) transfers in the event of the Company’s liquidation prior to the completion of an initial Business Combination;

(vii) transfers by virtue of the laws of the Cayman Islands or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor;

(viii) in the event of the Company’s liquidation, merger, share exchange, reorganization or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the completion of the Company’s initial Business Combination; and

(ix) transfers in connection with the Company’s initial Business Combination with the Company’s consent to any third party;

provided, however, that in the case of clauses (i) through (v), (viii) and (ix), these permitted transferees must enter into a written agreement, in substantially the form of this Agreement, agreeing to be bound by the Lock-Up Restrictions and shall have the same rights and benefits under this Agreement. For purposes of this paragraph, “immediate family” shall mean a spouse, domestic partner, child, grandchild or other lineal descendant (including by adoption), father, mother, brother or sister of an individual; and “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act of 1933, as amended.

(c) For the avoidance of doubt, Sponsor shall retain all of its rights as a shareholder of the Company during the Lock-Up Periods, including the right to vote any Locked-Up Shares.

(d) In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the Locked-Up Shares, are hereby authorized to decline to make any transfer of securities if such Transfer would constitute a violation or breach of the Lock-Up Restrictions.

3. Miscellaneous.

(a) If, during the Lock-Up Periods, the Company Ordinary Shares outstanding as of immediately following the First Effective Time shall have been changed into a different number of shares or a different class by reason of any share capitalization, dividend, distribution, combination, reverse share split, share consolidation, split, subdivision, conversion, exchange, transfer, sale, cancelation, repurchase, redemption or reclassification, or any similar event shall have occurred, then the Company Per Share Trading Price specified in Section 2(a)(i)(B) shall be equitably adjusted to reflect such change.

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(b) The Company shall remove, and shall cause to be removed (including by causing its transfer agent and The Depository Trust Company (as applicable) to remove), any legends, marks, stop-transfer instructions or other similar notations pertaining to the lock-up arrangements herein from the book-entries evidencing any Locked-Up Shares at the time any such share is no longer subject to the Lock-Up Restrictions (any such Locked-Up Share, a “Free Share”), and shall take all such actions (and shall cause to be taken all such actions) necessary or proper to cause the Free Shares to be consolidated under the CUSIP(s) and/or ISIN(s) applicable to the unrestricted Company Ordinary Shares or so that the Free Shares are in a like position. Any holder of a Locked-Up Share is an express third-party beneficiary of this Section 3(b) and entitled to enforce specifically the obligations of the Company set forth in this Section 3(b) directly against the Company.

(c) This Agreement shall be effective the date hereof and shall immediately terminate upon the earlier of (x) the termination of the Business Combination Agreement pursuant to its terms, and (y) the date on which none of the Company, Sponsor or any holder of a Locked-Up Share has any rights or obligations hereunder.

(d) Each of Sponsor and the Company hereby represents and warrants that it has full power and authority to enter into this Agreement and that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. Upon the other party’s request, Sponsor or the Company, as applicable, will execute any additional documents necessary in connection with enforcement hereof.

(e) This Agreement constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and the transactions contemplated hereby and supersedes any other agreements and understandings, whether written or oral, that may have been made or entered into by or between the parties hereto relating to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all parties hereto.

(f) No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other party hereto; provided, that no such assignment shall relieve the assigning party of its obligations hereunder. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any attempted assignment in violation of the terms of this paragraph shall be null and void, ab initio. For the avoidance of doubt, no transfer of Company Ordinary Shares, Locked-Up Shares or Free Shares shall be (or be deemed to be) an assignment of this Agreement or the rights or obligations hereunder.

(g) This Agreement shall be governed by, and construed in accordance with, the internal substantive laws of the State of New York applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction. Any dispute, controversy, difference, or claim arising out of or relating to this Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Agreement, shall be referred to and finally resolved by arbitration administered by the Singapore International Arbitration Centre under the Arbitration Rules of the Singapore International Arbitration Centre in force when the Notice of Arbitration is submitted. The seat of arbitration shall be Singapore. There shall be three arbitrators. The arbitration proceedings shall be conducted in English. The law of the arbitration proceedings shall be Singapore law. For the avoidance of doubt, a request by a party hereto to a court of competent jurisdiction for interim measures necessary to preserve such party’s rights, including pre- arbitration attachments, injunctions, or other equitable relief, shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate in this Section.

(h) Each of the parties hereto acknowledges that its obligations under this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by it, money damages will be inadequate and the other party will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by it in accordance with their specific terms or were otherwise breached. Accordingly, the non- breaching party shall be entitled to an injunction or restraining order to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which the non-breaching party may be entitled under this Agreement, at law or in equity.

(i) This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument.

[remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date first set forth above.

Xdata Group

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties hereto have hereunto caused this Agreement to be duly executed as of the date first set forth above.

A-Star Management Corporation

By:
Name:
Title:

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ASSIGNMENT, ASSUMPTION AND AMENDED & RESTATED WARRANT AGREEMENT

This ASSIGNMENT, ASSUMPTION AND AMENDED & RESTATED WARRANT AGREEMENT (this “Agreement”) is made as of [                     ] (the “Effective Date”) between Xdata Group, a Cayman Islands exempted company (the “Company” or “PubCo”), Alpha Star Acquisition Corporation, a Cayman Islands exempted company, with executive offices at 100 Church Street, 8th Floor, New York, NY 1000780 Broad Street, 5th Floor, New York, New York 10004 (the “SPAC”), and Vstock Transfer LLC, a New York limited liability company, with offices at 18 Lafayette Place, Woodmere, New York 11598, as warrant agent (the “Warrant Agent”).

WHEREAS, SPAC and the Warrant Agent are parties to that certain Warrant Agreement, dated as of December 13, 2021 (the “Existing Warrant Agreement”);

WHEREAS, SPAC has consummated a public offering under the Securities Act of 1933, as amended (the “Public Offering”) of 11,500,000 units, each unit (the “Public Units”) comprised of one ordinary share of SPAC, par value $0.001 per share (each, a “SPAC Ordinary Share” and collectively, the “SPAC Ordinary Shares”), one right to receive one-seventh (1/7) of a SPAC Ordinary Share (each, a “Right” and collectively, the “Rights”) and one redeemable warrant to purchase one-half of one SPAC Ordinary Share, where each warrant entitles the holder to purchase one-half of one SPAC Ordinary Share at a price of $11.50 per share, subject to adjustment as described herein, and, in connection therewith, has issued 11,500,000 warrants (the “Public Warrants”) to the public investors in connection with the Public Offering;

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-1, No. 333-257521 (the “Registration Statement”) and prospectus (the “Prospectus”), for the registration, under the Securities Act of 1933, as amended (the “Act”) of, among other securities, the Public Units, SPAC Ordinary Shares, Rights and Public Warrants;

WHEREAS, SPAC has entered into a Private Placement Unit Purchase Agreement (the “Purchase Agreement”) on December 13, 2021 with SPAC’s sponsor, A-Star Management Corporation (the “Sponsor”). Pursuant to the Purchase Agreement, SPAC issued to the Sponsor 330,000 units (the “Private Units”), each containing one SPAC Ordinary Share, one Right and one warrant to acquire one SPAC Ordinary Share (the “Private Warrants”), each Private Warrant exercisable to purchase one-half of one SPAC Ordinary Share at a price of $11.50 per share, bearing the legend set forth in Exhibit B hereto;

WHEREAS, the SPAC was authorized to issue up to an additional 150,000 units (the “Working Capital Units” and together with the Public Units and the Private Units, the “Units”) at a price of $10.00 per Working Capital Unit, with each Working Capital Unit consisting of one SPAC Ordinary Share, one Right and one warrant to acquire one-half of one SPAC Ordinary Share (each, a “Working Capital Warrant”), in satisfaction of certain working capital loans made by the SPAC’s Sponsor, officers, directors, initial shareholders and their affiliates; and

WHEREAS, the SPAC was authorized to issue additional warrants (“Post IPO Warrants” and together with the Public Warrants, Private Warrants, and Working Capital Warrants, the “Warrants”) in connection with, or following the consummation by the Company of, a Business Combination (as defined in the Existing Warrant Agreement), which Post IPO Warrants may be sold and issued to third party investors and the SPAC’s Sponsor, officers, directors, initial shareholders and their affiliates in one or more private placement offerings exempt from registration under the securities Act of 1933, as amended; and

WHEREAS, capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Business Combination Agreement (“Business Combination Agreement”) entered into by and among (i) SPAC, (ii) OU XDATA GROUP, an Estonian company (“XDATA”), (iii) Roman Eloshvili and (iv) PubCo, pursuant to which, among other things, (i) SPAC will be merged with and into PubCo (the “Merger”), with PubCo surviving the Merger, and (ii) PubCo will exchange its shares for shares of the XDATA (the “Share Exchange”, together with the Merger, the “Transactions”), resulting in the XDATA being the wholly subsidiary of the PubCo.

WHEREAS, upon consummation of the Transactions, as provided in Section 4.5 of the Existing Warrant Agreement, (i) the Public Warrants, Private Warrants, Working Capital Warrants, and Post IPO Warrants will no longer be exercisable for SPAC Ordinary Shares, but instead will be exercisable (subject to the terms and conditions of the Existing Warrant Agreement as amended hereby) for a number of ordinary shares of the Company, par value $[         ] per share (the “Ordinary Shares”), equal to the number of SPAC Ordinary Shares for which such warrants were exercisable immediately prior to the Transactions, subject to adjustment as described herein (such warrants as so adjusted and amended, the “Warrants”) and (ii) the Warrants shall be assumed by the Company;

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, SPAC desires to assign to the Company, and the Company desires to assume, all of SPAC’s rights, interests and obligations under the Existing Warrant Agreement;

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WHEREAS, the Transactions will constitute a Business Combination as defined in the Existing Warrant Agreement;

WHEREAS, Section 9.8 of the Existing Warrant Agreement provides that SPAC and the Warrant Agent may amend the Existing Warrant Agreement without the consent of any registered holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under the Existing Warrant Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the registered holders;

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, redemption, and exercise of the Warrants;

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the holders of the Warrants; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Warrants, when executed on behalf of the Company and countersigned by or on behalf of the Warrant Agent, as provided herein, the valid, binding, and legal obligations of the Company, and to authorize the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Assignment and Assumption; Amendment; Appointment of Warrant Agent.

1.1 Assignment and Assumption. SPAC hereby assigns to the Company all of SPAC’s right, title and interest in and to the Existing Warrant Agreement and the Warrants (each as amended hereby) as of the Closing (as defined in the Business Combination Agreement). The Company hereby assumes, and agrees to pay, perform, satisfy and discharge in full, as the same become due, all of SPAC’s liabilities and obligations under the Existing Warrant Agreement and the Warrants (each as amended hereby) arising from and after the Closing (as defined in the Business Combination Agreement).

1.2 Amendment. SPAC and the Warrant Agent hereby amend and restate the Existing Warrant Agreement and the Public Warrants, Private Warrants, Working Capital Warrants and Post IPO Warrants issued thereunder in accordance with Section 9.8 of the Existing Warrant Agreement, in its entirety in the form of this Agreement as of the Closing (as defined in the Business Combination Agreement).

1.3 Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth in this Agreement.

2. Warrants.

2.1 Form of Warrant. Each Warrant shall be issued in registered form only, shall be in substantially the form of Exhibit A hereto, the provisions of which are incorporated herein and shall be signed by, or bear the facsimile signature of, the Chairman of the Board of Directors or Chief Executive Officer and Treasurer, Secretary or Assistant Secretary of the Company and shall bear a facsimile of the Company’s seal. In the event the person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

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2.2 Uncertificated Warrants. Notwithstanding anything herein to the contrary, any Warrant may be issued in uncertificated or book-entry form through the Warrant Agent and/or the facilities of The Depository Trust Company (the “Depositary”) or other book-entry depositary system, in each case as determined by the Board of Directors of the Company or by an authorized committee thereof. Any Warrant so issued shall have the same terms, force and effect as a certificated Warrant that has been duly countersigned by the Warrant Agent in accordance with the terms of this Agreement.

2.3 Effect of Countersignature. Except with respect to uncertificated Warrants as described above, unless and until countersigned by the Warrant Agent pursuant to this Agreement, a Warrant shall be invalid and of no effect and may not be exercised by the holder thereof.

2.4 Registration.

2.4.1 Warrant Register. The Warrant Agent shall maintain books (“Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants. Upon the initial issuance of the Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

2.4.2 Registered Holder. Prior to due presentment for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the person in whose name such Warrant is then registered in the Warrant Register (“registered holder”) as the absolute owner of such Warrant and of each Warrant represented thereby (notwithstanding any notation of ownership or other writing on the Warrant certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

2.5 [Reserved]

2.6 Attributes of Private Warrants and Working Capital Warrants. The Private Warrants and Working Capital Warrants will be identical to the Public Warrants.

2.7 Post IPO Warrants. The Post IPO Warrants, when and if issued, shall have the same terms and be in the same form as the Public Warrants except as may be agreed upon by the Company.

3. Terms and Exercise of Warrants

3.1 Warrant Price. Each Warrant shall, when countersigned by the Warrant Agent (except with respect to uncertificated Warrants), entitle the registered holder thereof, subject to the provisions of such Warrant and of this Agreement, to purchase from the Company the number of Shares stated therein, at the price of $11.50 per share, subject to the adjustments provided in Section 4 hereof and in the third sentence of this Section 3.1. The term “Warrant Price” as used in this Agreement refers to the price per share at which the Shares may be purchased at the time a Warrant is exercised. The Company in its sole discretion may lower the Warrant Price at any time prior to the Expiration Date (as defined below) for a period of not less than twenty (20) Business Days; provided, that the Company shall provide at least twenty (20) days’ prior written notice of such reduction to registered holders of the Warrants and, provided further that any such reduction shall be applied consistently to all of the Warrants. “Business Day” means a day other than a Saturday, Sunday or federal holiday, on which banks in New York City are generally open for normal business.

3.2 Duration of Warrants. A Warrant may be exercised only during the period commencing after the Closing Date (as defined in the Business Combination Agreement), and terminating at 5:00 p.m., New York City time on the earlier to occur of (i) the date that is five (5) years after the Closing Date (as defined in the Business Combination Agreement), or (ii) at 5:00 p.m., New York City time on the Redemption Date as provided in Section 6.2 of this Agreement (“Expiration Date”). The period of time from the date the Warrants will first become exercisable until the expiration of the Warrants shall hereafter be referred to as the “Exercise Period”. Except with respect to the right to receive the Redemption Price (as set forth in Section 6 hereunder), as applicable, each outstanding Warrant not exercised on or before the Expiration Date shall become void, and all rights thereunder and all rights in respect thereof under this Agreement shall cease at the close of business on the Expiration Date. The Company in its sole discretion may extend the duration of the Warrants by delaying the Expiration Date; provided, however, that the Company will provide at least twenty (20) days’ prior written notice of any such extension to registered holders and, provided further that any such extension shall be applied consistently to all of the Warrants.

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3.3 Exercise of Warrants.

3.3.1 Payment. Subject to the provisions of the Warrant and this Agreement, a Warrant, when countersigned by the Warrant Agent, may be exercised by the registered holder thereof by surrendering it, at the office of the Warrant Agent, or at the office of its successor as Warrant Agent, in the 18 Lafayette Place, City of Woodmere, State of New York, with the subscription form, as set forth in the Warrant, duly executed, and by paying in full the Warrant Price for each Ordinary Share as to which the Warrant is exercised and any and all applicable taxes due in connection with the exercise of the Warrant, as follows:

(a) in lawful money of the United States, by good certified check or good bank draft payable to the order of the Warrant Agent or wire transfer;

(b) in the event of a redemption pursuant to Section 6.1 hereof in which the Company’s management has elected to force all holders of Warrants to exercise such Warrants on a “cashless basis” by surrendering the Warrants for that number of Shares equal to the quotient obtained by dividing (x) the product of the number of Shares underlying the Warrants, multiplied by the difference between the Warrant Price and the “Fair Market Value” (defined below) by (y) the Fair Market Value. Solely for purposes of this Section 3.3.1(b), the “Fair Market Value” shall mean the average reported closing price of the Shares for the ten (10) trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of the Warrants pursuant to Section 6 hereof; or

(c) in the event the registration statement required by Section 7.4 hereof is not effective and current within ninety (90) days after the Closing Date (as defined in the Business Combination Agreement), by surrendering such Warrants for that number of Shares equal to the quotient obtained by dividing (x) the product of the number of Shares underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “Fair Market Value” by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is equal to or higher than the exercise price. Solely for purposes of this Section 3.3.1(c), the “Fair Market Value” shall mean the average reported last sale price of the Shares for the ten (10) trading days ending on the trading day prior to the date of exercise.

3.3.2 Issuance of Shares. As soon as practicable after the exercise of any Warrant and the clearance of the funds in payment of the Warrant Price (if any), the Company shall issue to the registered holder of such Warrant a certificate or certificates, or book entry position, for the number of Shares to which he, she or it is entitled, registered in such name or names as may be directed by him, her or it, and if such Warrant shall not have been exercised in full, a new countersigned Warrant, or book entry position, for the number of shares as to which such Warrant shall not have been exercised. Notwithstanding the foregoing, in no event will the Company be required to net cash settle the Warrant exercise. No Warrant shall be exercisable for cash and the Company shall not be obligated to issue Shares upon exercise of a Warrant unless the Shares issuable upon such Warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Warrants. In the event that the condition in the immediately preceding sentence is not satisfied with respect to a Warrant, the holder of such Warrant shall not be entitled to exercise such Warrant for cash and such Warrant may have no value and expire worthless, in which case the purchaser of a Unit containing such Warrants shall have paid the full purchase price for the Unit solely for the Shares underlying such Unit. Warrants may not be exercised by, or securities issued to, any registered holder in any state in which such exercise or issuance would be unlawful.

3.3.3 Valid Issuance. All Shares issued upon the proper exercise of a Warrant in conformity with this Agreement shall be validly issued, fully paid and non-assessable.

3.3.4 Date of Issuance. Each person in whose name any book entry position or certificate for Shares is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant, or book entry position representing such Warrant, was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the share transfer books of the Company or book entry system of the Warrant Agent are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the share transfer books or book entry system are open.

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3.3.5 Maximum Percentage. A holder of a Warrant may notify the Company in writing in the event it elects to be subject to the provisions contained in this subsection 3.3.5; however, no holder of a Warrant shall be subject to this subsection 3.3.5 unless he, she or it makes such election. If the election is made by a holder, the Warrant Agent shall not cause the exercise of the holder’s Warrant, and such holder shall not have the right to exercise such Warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the Warrant Agent’s actual knowledge, would beneficially own in excess of 9.8% (the “Maximum Percentage”) of the Shares outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of Shares beneficially owned by such person and its affiliates shall include the number of Shares issuable upon exercise of the Warrant with respect to which the determination of such sentence is being made, but shall exclude Shares that would be issuable upon (x) exercise of the remaining, unexercised portion of the Warrant beneficially owned by such person and its affiliates and (y) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of the Warrant, in determining the number of outstanding Shares, the holder may rely on the number of outstanding Shares as reflected in (1) the Company’s most recent annual report on Form 20-F, current report on Form 6-K or other public filing with the SEC as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Warrant Agent setting forth the number of Shares outstanding. For any reason at any time, upon the written request of the holder of the Warrant, the Company shall, within two (2) Business Days, confirm orally and in writing to such holder the number of Shares then outstanding. In any case, the number of outstanding Shares shall be determined after giving effect to the conversion or exercise of equity securities of the Company by the holder and its affiliates since the date as of which such number of outstanding Shares was reported. By written notice to the Company, the holder of a Warrant may from time to time increase or decrease the Maximum Percentage applicable to such holder to any other percentage specified in such notice; provided, however, that any such increase shall not be effective until the sixty-first (61st) day after such notice is delivered to the Company.

4. Adjustments.

4.1 Stock Dividends; Split Ups. If after the date hereof and subject to the provisions of Section 4.6 below, the number of outstanding Shares is increased by a stock dividend payable in Shares, or by a split up of Shares, or other similar event, then, on the effective date of such stock dividend, split up or similar event, the number of Shares issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding Shares.

4.2 Aggregation of Shares. If after the date hereof, the number of outstanding Shares is decreased by a consolidation, combination, reverse stock split or reclassification of Shares or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of Shares issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding Shares.

4.3 Extraordinary Dividends. If the Company, at any time while the Warrants are outstanding and unexpired, shall pay a dividend or make a distribution in cash, securities or other assets to the holders of the Shares or other shares of the Company’s capital stock into which the Warrants are convertible (an “Extraordinary Dividend”), then the Warrant Price shall be decreased, effective immediately after the effective date of such Extraordinary Dividend, by the amount of cash and the fair market value (as determined by the Company’s Board of Directors, in good faith) of any securities or other assets paid in respect of such Extraordinary Dividend divided by all outstanding shares of the Company at such time (whether or not any shareholders waived their right to receive such dividend); provided, however, that none of the following shall be deemed an Extraordinary Dividend for purposes of this provision: (a) any adjustment described in subsection 4.1 above, (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the Shares during the 365-day period ending on the date of declaration of such dividend or distribution does not exceed $0.50 per share (taking into account all of the outstanding shares of the Company at such time (whether or not any shareholders waived their right to receive such dividend) and as adjusted to appropriately reflect any of the events referred to in other subsections of this Section 4 and excluding cash dividends or cash distributions that resulted in an adjustment to the Warrant Price or to the number of Shares issuable on exercise of each Warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50, (c) any payment to satisfy the conversion rights of the holders of the Shares in connection with the Transactions or certain amendments to the Company’s Amended and Restated Certificate of Incorporation (as described in the Registration Statement) or (d) any payment in connection with the Company’s liquidation and the distribution of its assets upon its failure to consummate the Transactions. Solely for purposes of illustration, if the Company, at a time while the Warrants are outstanding and unexpired, pays a cash dividend of $0.35 and previously paid an aggregate of $0.40 of cash dividends and cash distributions on the Shares during the 365-day period ending on the date of declaration of such $0.35 dividend, then the Warrant Price will be decreased, effectively immediately after the effective date of such $0.35 dividend, by $0.25 (the absolute value of the difference between $0.75 (the aggregate amount of all cash dividends and cash distributions paid or made in such 365-day period, including such $0.35 dividend) and $0.50 (the greater of (x) $0.50 and (y) the aggregate amount of all cash dividends and cash distributions paid or made in such 365-day period prior to such $0.35 dividend)). Furthermore, solely for the purposes of illustration, if following the Closing (as defined in the Business Combination Agreement), there were 100,000,000 shares outstanding and the Company paid a $1.00 dividend to 17,500,000 of such shares (with the remaining 82,500,000 shares waiving their right to receive such dividend), then no adjustment to the Warrant Price would occur as a $17.5 million dividend payment divided by 100,000,000 shares equals $0.175 per share which is less than $0.50 per share.

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4.4 Adjustments in Exercise Price. Whenever the number of Shares purchasable upon the exercise of the Warrants is adjusted, as provided in Sections 4.1 and 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of Shares so purchasable immediately thereafter.

4.5 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding Shares (other than a change covered by Section 4.1, 4.2 or 4.3 hereof or that solely affects the par value of the Shares), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding Shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event. If any reclassification also results in a change in the Shares covered by Section 4.1, 4.2 or 4.3, then such adjustment shall be made pursuant to Sections 4.1, 4.2, 4.3, 4.4 and this Section 4.5. The provisions of this Section 4.5 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers. In no event will the Warrant Price be reduced to less than the par value per share issuable upon exercise of the Warrant. Notwithstanding anything to the contrary herein, in the event of any tender offer for shares of Shares, the offeror shall not make any tender offer for Warrants if the effect of such offer would be to require the Warrants to be accounted for as liabilities under applicable accounting principles.

4.6 Issuance in connection with a Business Combination. If, in connection with a Business Combination (as defined in the Existing Warrant Agreement), the Company (a) issues additional Shares or equity-linked securities at an issue price or effective issue price of less than $9.20 per share (with such issue price or effective issue price as determined by the Company’s Board of Directors, in good faith, and in the case of any such issuance to the Company’s initial shareholders, or their affiliates, without taking into account any founders’ shares held by them prior to such issuance), (b) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Business Combination on the date of the consummation of such Business Combination (net of redemptions), and (c) the Fair Market Value (as defined below) is below $9.20 per share, the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the greater of (i) the Fair Market Value or (ii) the price at which the Company issues the Shares or equity-linked securities, and the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Fair Market Value and the price at which the Company issues Shares or equity-linked securities. Solely for purposes of this Section 4.6, the “Fair Market Value” shall mean the volume weighted average reported trading price of the Shares for the twenty (20) trading days starting on the trading day prior to the date of the consummation of the Business Combination.

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4.7 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3, 4.4, 4.5 or 4.6, then, in any such event, the Company shall give written notice to each Warrant holder, at the last address set forth for such holder in the Warrant Register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

4.8 No Fractional Warrants or Shares. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up to the nearest whole number of Shares to be issued to the Warrant holder.

4.9 Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

4.10 Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 4 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid an adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 4, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 4 and, if they determine that an adjustment is necessary, the terms of such adjustment. The Company shall adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

5. Transfer and Exchange of Warrants.

5.1 Registration of Transfer. The Warrant Agent shall register the transfer, from time to time, of any outstanding Warrant upon the Warrant Register, upon surrender of such Warrant for transfer, properly endorsed with signatures, in the case of certificated Warrants, properly guaranteed and accompanied by appropriate instructions for transfer. Upon any such transfer, a new Warrant representing an equal aggregate number of Warrants shall be issued and the old Warrant shall be cancelled by the Warrant Agent. In the case of certificated Warrants, the Warrants so cancelled shall be delivered by the Warrant Agent to the Company from time to time upon request.

5.2 Procedure for Surrender of Warrants. Warrants may be surrendered to the Warrant Agent, either in certificated form or in book entry position, together with a written request for exchange or transfer, and thereupon the Warrant Agent shall issue in exchange therefor one or more new Warrants, or book entry positions, as requested by the registered holder of the Warrants so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that a Warrant surrendered for transfer bears a restrictive legend, the Warrant Agent shall not cancel such Warrant and issue new Warrants in exchange therefor until the Warrant Agent has received an opinion of counsel for the Company stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

5.3 Fractional Warrants. The Warrant Agent shall not be required to effect any registration of transfer or exchange which will result in the issuance of a warrant certificate or book-entry position for a fraction of a Warrant.

5.4 Service Charges. No service charge shall be made for any exchange or registration of transfer of Warrants.

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5.5 Warrant Execution and Countersignature. The Warrant Agent is hereby authorized to countersign and to deliver, in accordance with the terms of this Agreement, the Warrants required to be issued pursuant to the provisions of this Section 5, and the Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrants duly executed on behalf of the Company for such purpose.

5.6 Private Warrants and Working Capital Warrants. The Warrant Agent shall not register any transfer of Private Warrants or Working Capital Warrants until 30 days from and after the Closing Date (as defined in the Business Combination Agreement), except for transfers (i) among the initial shareholders or to the initial shareholders’ or the Company’s officers, directors, consultants or their affiliates, (ii) to a holder’s shareholders or members upon the holder’s liquidation, in each case if the holder is an entity, (iii) by bona fide gift to a member of the holder’s immediate family or to a trust, the beneficiary of which is the holder or a member of the holder’s immediate family, in each case for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to the Company for no value for cancellation in connection with the consummation of the Transactions, (vii) in connection with the consummation of the Transactions by private sales at prices no greater than the price at which the Private Warrants were originally purchased, (viii) in the event of the Company’s liquidation prior to the Transactions or (ix) in the event that, subsequent to the consummation of the Transactions, the Company completes a liquidation, merger, share exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Shares for cash, securities or other property, in each case (except for clauses (vi), (viii) or (ix) or with the Company’s prior written consent) on the condition that prior to such registration for transfer, the Warrant Agent shall be presented with written documentation pursuant to which each transferee (each, a “Permitted Transferee”) or the trustee or legal guardian for such transferee agrees to be bound by the transfer restrictions contained in this section and any other applicable agreement the transferor is bound by.

6. Redemption.

6.1 Redemption. Not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time during the Exercise Period, at the office of the Warrant Agent, upon the notice referred to in Section 6.2, at the price of $0.01 per Warrant (“Redemption Price”), provided that the closing price of the Ordinary equals or exceeds $18.00 per share (subject to adjustment in accordance with Section 4 hereof), on each of twenty (20) trading days within any thirty (30) trading day period commencing after the Warrants become exercisable and ending on the third trading day prior to the date on which notice of redemption is given and provided that there is an effective registration statement covering the Shares issuable upon exercise of the Warrants, and a current prospectus relating thereto, available throughout the 30-day redemption or the Company has elected to require the exercise of the Warrants on a “cashless basis” pursuant to subsection 3.3.1(b); provided, however, that if and when the Warrants become redeemable by the Company, the Company may not exercise such redemption right if the issuance of Shares upon exercise of the Warrants is not exempt from registration or qualification under applicable state blue sky laws or the Company is unable to effect such registration or qualification.

6.2 Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Warrants that are subject to redemption, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than thirty (30) days prior to the Redemption Date to the registered holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the registered holder received such notice.

6.3 Exercise After Notice of Redemption. The Warrants may be exercised, for cash (or on a “cashless basis” in accordance with Section 3 of this Agreement) at any time after notice of redemption shall have been given by the Company pursuant to Section 6.2 hereof and prior to the Redemption Date. In the event the Company determines to require all holders of Warrants to exercise their Warrants on a “cashless basis” pursuant to Section 3.3.1(b), the notice of redemption will contain the information necessary to calculate the number of Shares to be received upon exercise of the Warrants, including the “Fair Market Value” in such case. On and after the Redemption Date, the record holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

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7. Other Provisions Relating to Rights of Holders of Warrants.

7.1 No Rights as Shareholder. A Warrant does not entitle the registered holder thereof to any of the rights of a shareholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter.

7.2 Lost, Stolen, Mutilated, or Destroyed Warrants. If any Warrant is lost, stolen, mutilated, or destroyed, the Company and the Warrant Agent may on such terms as to indemnity or otherwise as they may in their discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as the Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute a substitute contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

7.3 Reservation of Shares. The Company shall at all times reserve and keep available a number of its authorized but unissued Shares that will be sufficient to permit the exercise in full of all outstanding Warrants issued pursuant to this Agreement.

7.4 Registration of Shares. The Company agrees that as soon as practicable after the later of (i) the Closing Date (as defined in the Business Combination Agreement) or (ii) the Effective Date, it shall use its best efforts to file as soon as practicable, but in no event later than 45 business days after the later of (i) the Closing Date (as defined in the Business Combination Agreement) or (ii) the Effective Date, with the Securities and Exchange Commission a registration statement for the registration, under the Act, of the Shares issuable upon exercise of the Warrants, and it shall use its best efforts to take such action as is necessary to register or qualify for sale, in those states in which the Warrants were initially offered by the Company and in those states where holders of Warrants then reside, the Shares issuable upon exercise of the Warrants, to the extent an exemption is not available. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Warrants in accordance with the provisions of this Agreement. If any such registration statement has not been declared effective by the 90th day following the later of (i) the Closing Date (as defined in the Business Combination Agreement) or (ii) the Effective Date, holders of the Warrants shall have the right, during the period beginning on the 91st day after the later of (i) the Closing Date (as defined in the Business Combination Agreement) or (ii) the Effective Date and ending upon such registration statement being declared effective by the Securities and Exchange Commission, and during any other period when the Company shall fail to have maintained an effective registration statement covering the Shares issuable upon exercise of the Warrants, to exercise such Warrants on a “cashless basis” as determined in accordance with Section 3.3.1(c). The Company shall provide the Warrant Agent with an opinion of counsel for the Company (which shall be an outside law firm with securities law experience) stating that (i) the exercise of the Warrants on a cashless basis in accordance with this Section 7.4 is not required to be registered under the Act and (ii) the Shares issued upon such exercise will be freely tradable under U.S. federal securities laws by anyone who is not an affiliate (as such term is defined in Rule 144 under the Act) of the Company and, accordingly, will not be required to bear a restrictive legend. For the avoidance of any doubt, unless and until all of the Warrants have been exercised on a cashless basis, the Company shall continue to be obligated to comply with its registration obligations under the first three sentences of this Section 7.4.

8. Concerning the Warrant Agent and Other Matters.

8.1 Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of Shares upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such Shares.

8.2 Resignation, Consolidation, or Merger of Warrant Agent.

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8.2.1 Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving sixty (60) days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the holder of the Warrant (who shall, with such notice, submit his Warrant for inspection by the Company), then the holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. Any successor Warrant Agent, whether appointed by the Company or by such court, shall be a corporation organized and existing under the laws of the State of New York, in good standing and having its principal office in the 18 Lafayette Place, City of Woodmere, State of New York, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

8.2.2 Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give notice thereof to the predecessor Warrant Agent and the transfer agent for the Shares not later than the effective date of any such appointment.

8.2.3 Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

8.3 Fees and Expenses of Warrant Agent.

8.3.1 Remuneration. The Company agrees to pay the Warrant Agent reasonable remuneration for its services as such Warrant Agent hereunder and will reimburse the Warrant Agent upon demand for all expenditures that the Warrant Agent may reasonably incur in the execution of its duties hereunder.

8.3.2 Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

8.4 Liability of Warrant Agent.

8.4.1 Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer or Chairman of the Board of Directors of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Agreement.

8.4.2 Indemnity. The Warrant Agent shall be liable hereunder only for its own fraud, gross negligence, willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted by the Warrant Agent in the execution of this Agreement except as a result of the Warrant Agent’s fraud, gross negligence, willful misconduct, or bad faith.

8.4.3 Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Shares to be issued pursuant to this Agreement, the Amended and Restated Memorandum and Articles of Association of the Company, or any Warrant or as to whether any Shares will, when issued, be valid and fully paid and non-assessable.

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8.5 Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all monies received by the Warrant Agent for the purchase of Shares through the exercise of Warrants.

9. Miscellaneous Provisions.

9.1 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

9.2 Notices. Any notice, statement or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given (i) if by email when the email is sent, (ii) if by hand or overnight delivery, when so delivered, or (iii) if sent by certified mail or private courier service within five (5) days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

[                   ]

Attention:

Address:

Email:

Any notice, statement or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given (i) if by email, when the email is sent, (ii) if by hand or overnight delivery, when so delivered, or (iii) if sent by certified mail or private courier service within five days after deposit of such notice, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

[Vstock Transfer LLC

18 Lafayette Place

Woodmere, New York 11598

Attention: Compliance Department]

9.3 Applicable Law. The validity, interpretation, and performance of this Agreement and of the Warrants shall be governed in all respects by the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York. The Company hereby waives any objection that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 9.2 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company in any action, proceeding or claim. Notwithstanding the foregoing, this exclusive forum provision shall not apply to suits brought to enforce a duty or liability created by the Securities and Exchange Act of 1934 (the “Exchange Act”), any other claim for which the federal courts have exclusive jurisdiction or any complaint asserting a cause of action arising under the Securities Act against us or any of our directors, officers, other employees or agents. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder.

A-131

9.4 Persons Having Rights under this Agreement. Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the registered holders of the Warrants. All covenants, conditions, stipulations, promises, and agreements contained in this Warrant Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors and assigns and of the registered holders of the Warrants.

9.5 Examination of the Warrant Agreement. A copy of this Agreement shall be available at all reasonable times at the office of the Warrant Agent in the 18 Lafayette Place, City of Woodmere, State of New York, for inspection by the registered holder of any Warrant. The Warrant Agent may require any such holder to submit his Warrant for inspection by it.

9.6 Counterparts. This Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.7 Effect of Headings. The section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.

9.8 Amendments. This Agreement may be amended by the parties hereto without the consent of any registered holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein or adding or changing any other provisions with respect to matters or questions arising under this Agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the registered holders. All other modifications or amendments, including any amendment to increase the Warrant Price or shorten the Exercise Period, shall require the written consent or vote of the registered holders of (i) a majority of the then outstanding Public Warrants if such modification or amendment is being undertaken prior to, or in connection with, the Closing Date (as defined in the Business Combination Agreement) or (ii) a majority of the then outstanding Warrants if such modification or amendment is being undertaken after Closing Date (as defined in the Business Combination Agreement). Notwithstanding the foregoing, the Company may lower the Warrant Price or extend the duration of the Exercise Period pursuant to Sections 3.1 and 3.2, respectively, without the consent of the registered holders.

9.9 Trust Account Waiver. The Warrant Agent acknowledges and agrees that it shall not make any claims or proceed against the trust account established by SPAC in connection with the Public Offering (as more fully described in the Registration Statement) (the “Trust Account”), including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance. In the event that the Warrant Agent has a claim against the Company under this Agreement, the Warrant Agent will pursue such claim solely against the Company and not against the property held in the Trust Account.

9.10 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

[signature page follows]

A-132

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

Xdata Group

By:
Name:
Title:

A-133

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

Alpha Star Acquisition Corporation

By:
Name:
Title:

A-134

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

Vstock Transfer LLC

By:
Name:
Title:

A-135

Annex A-1

SUPPLEMENTAL AGREEMENT

This SUPPLEMENTAL AGREEMENT, dated as of December 15, 2024 (this “Supplemental Agreement”), to the Business Combination Agreement (as defined below), is entered into by and among OU XDATA GROUP, an Estonian company (the “Company”), Roman Eloshvili, the shareholder of the Company (“Roman”), Alpha Star Acquisition Corporation, a Cayman Islands exempted company (“SPAC”), and Xdata Group, a Cayman Islands exempted company (“PubCo,” together with SPAC, Roman and Company, the “Parties” and each, a “Party”).

WHEREAS, Company, Roman and SPAC entered into a business combination agreement (“Business Combination Agreement”) on September 12, 2024, which PubCo became a party to by entering into a joinder agreement on September 23, 2024. The Parties have agreed to amend the Business Combination Agreement on the terms and conditions set out herein, which shall supplement and amend the Business Combination Agreement.

IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1 All words, expressions and terms used in this Supplemental Agreement shall have the same word, expression and term used in the Business Combination Agreement, unless otherwise expressly provided herein.

1.2 Any references to a Section, sub-Section, paragraph or Schedule is a reference to the relevant section, sub- section, paragraph or schedule to this Supplemental Agreement, unless otherwise expressly provided herein.

1.3 The headings in this Supplemental Agreement are inserted for convenience only and shall be ignored in construing this Supplemental Agreement. Unless the context otherwise requires, words (including words defined in this Supplemental Agreement) denoting the singular number only shall include the plural and vice versa. The words “written” and “in writing” include any means of visible reproduction.

2.	AMENDMENTS TO THE BUSINESS COMBINATION AGREEMENT

2.1 With effect from the date of this Supplemental Agreement, the Business Combination Agreement shall be amended in the manner set out as follows:

(a)	The definition of “Nasdaq” in Section 1.01 of the Business Combination Agreement be deleted in its entirety and replaced with the following: “‘Nasdaq’ means Nasdaq Stock Market.”

(b)	Section 5.13 of the Business Combination Agreement be deleted in its entirety and replaced with the following: “[Reserved]”

A-1-1

(c)	Section 7.07 of the Business Combination Agreement be deleted in its entirety and replaced with the following: “[Reserved]”

(d)	Section 9.03(a)(i) of the Business Combination Agreement be deleted in its entirety and replaced with the following:

“Each of the representations and warranties of SPAC contained in Article V (other than the representations and warranties of SPAC contained in Section 5.01 (Corporate Organization), Section 5.02 (Due Authorization), Section 5.06 (Trust Account), Section 5.07 (Brokers’ Fees), Section 5.10 (Business Activities), and Section 5.15 (Related Party Transactions) (collectively, the “Specified SPAC Representations”) and Section 5.12 (Capitalization)) shall be true and correct (without giving any effect to any limitation as to “materiality”, “SPAC Impairment Effect” or any similar limitation set forth therein) in all respects as of the Closing Date as though then made (except to the extent such representations and warranties expressly relate to an earlier date, and in such case, shall be so true and correct on and as of such earlier date), except, in any case, where the failure of such representations and warranties to be so true and correct has not had a SPAC Impairment Effect.”

(e)	Section 10.01(c) of the Business Combination Agreement be deleted in its entirety and replaced with the following: “[Reserved]”

3.	CONFIRMATION AND INCORPORATION

3.1 Except to the extent expressly varied or amended by the provisions of this Supplemental Agreement, the terms and conditions of the Business Combination Agreement are confirmed by the Parties and shall remain in full force and effect, and shall bind the relevant Parties.

3.2 The Business Combination Agreement and this Supplemental Agreement shall be read and construed as one document and this Supplemental Agreement shall be considered to be part of the Business Combination Agreement and, without prejudice to the generality of the foregoing, where the context so allows, references to the Business Combination Agreement, in any document or instrument however expressed, shall be read and construed as references to the Business Combination Agreement as supplemented and amended by this Supplemental Agreement.

4.	COUNTERPARTS

This Supplemental Agreement may be signed in any number of counterparts, each of which, when so executed, shall be an original, and all of which when taken together shall constitute one and the same agreement. Any Party may enter into this Supplemental Agreement by signing any such counterpart.

5.	MISCELLANEOUS

The provisions of Section 11 (Miscellaneous) of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[The rest of this page is intentionally left blank]

A-1-2

IN WITNESS WHEREOF the Parties hereto have executed this Supplemental Agreement the day and year first above written.

OU XDATA GROUP

By:	/s/ Roman Eloshvili
Name:	Roman Eloshvili
Title:	Director

Signature page – Supplemental Agreement

A-1-3

IN WITNESS WHEREOF the Parties hereto have executed this Supplemental Agreement the day and year first above written.

Alpha Star Acquisition Corporation

By:	/s/ Zhe Zhang
Name:	Zhe Zhang
Title:	Chief Executive Officer

Signature page – Supplemental Agreement

A-1-4

IN WITNESS WHEREOF the Parties hereto have executed this Supplemental Agreement the day and year first above written.

Roman Eloshvili

By:	/s/ Roman Eloshvili

Signature page – Supplemental Agreement

A-1-5

IN WITNESS WHEREOF the Parties hereto have executed this Supplemental Agreement the day and year first above written.

Xdata Group

By:	/s/ Zhe Zhang
Name:	Zhe Zhang
Title:	Sole Director

Signature page – Supplemental Agreement

A-1-6

Annex B

Companies Act (Revised)

Company Limited by Shares

AMENDED AND RESTATED
Memorandum of association
of
Xdata Group

(Adopted by special resolution passed on [●] and with effect from [●]))

B-1

Companies Act (Revised)

Company Limited by Shares

Amended and Restated

Memorandum of Association

of

Xdata Group

(Adopted by special resolution passed on [●] and with effect from [●]))

1	The name of the Company is Xdata Group.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	Unless licensed to do so, the Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The share capital of the Company is US$50,000 divided into 500,000,000 Ordinary Shares of par value US$0.0001 each. Subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares;

(b)	to increase or reduce its capital;

(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; and

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

B-2

Companies Act (Revised)

Company Limited By Shares

AMENDED AND RESTATED
articles of association
of
Xdata Group

(Adopted by special resolution passed on [●] and with effect from [●])

B-3

Contents

1	Definitions, interpretation and exclusion of Table A	B-8
Definitions		B-8
Interpretation		B-11
Exclusion of Table A Articles		B-12

2	Shares	B-12
Power to issue Shares and options, with or without special rights		B-12
Power to issue fractions of a Share		B-13
Power to pay commissions and brokerage fees		B-13
Trusts not recognised		B-13
Security interests		B-13
Rights of Shares		B-13
Rights of Preferred Shares		B-13
Power to vary class rights		B-13
Effect of new Share issue on existing class rights		B-14
No bearer Shares or warrants		B-14
Treasury Shares		B-15
Rights attaching to Treasury Shares and related matters		B-15
Register of Members		B-15
Annual Return		B-16

3	Share certificates	B-16
Issue of share certificates		B-16
Renewal of lost or damaged share certificates		B-16

4	Lien on Shares	B-17
Nature and scope of lien		B-17
Company may sell Shares to satisfy lien		B-17
Authority to execute instrument of transfer		B-18
Consequences of sale of Shares to satisfy lien		B-18
Application of proceeds of sale		B-18

5	Calls on Shares and forfeiture	B-18
Power to make calls and effect of calls		B-18
Time when call made		B-19
Liability of joint holders		B-19
Interest on unpaid calls		B-19
Deemed calls		B-19
Power to accept early payment		B-19
Power to make different arrangements at time of issue of Shares		B-20
Notice of default		B-20
Forfeiture or surrender of Shares		B-20
Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender		B-20
Effect of forfeiture or surrender on former Member		B-20
Evidence of forfeiture or surrender		B-21
Sale of forfeited or surrendered Shares		B-21

6	Transfer of Shares	B-22
Form of Transfer		B-22
Power to refuse registration for Shares not listed on a Designated Stock Exchange		B-22
Suspension of transfers		B-22
Company may retain instrument of transfer		B-23
Notice of refusal to register		B-23

B-4

7	Transmission of Shares	B-23
Persons entitled on death of a Member		B-23
Registration of transfer of a Share following death or bankruptcy		B-23
Indemnity		B-24
Rights of person entitled to a Share following death or bankruptcy		B-24

8	Alteration of capital	B-24
Increasing, consolidating, converting, dividing and cancelling share capital		B-24
Dealing with fractions resulting from consolidation of Shares		B-25
Reducing share capital		B-25

9	Redemption and purchase of own Shares	B-25
Power to issue redeemable Shares and to purchase own Shares		B-25
Power to pay for redemption or purchase in cash or in specie		B-26
Effect of redemption or purchase of a Share		B-26

10	Meetings of Members	B-26
Annual and extraordinary general meetings		B-26
Power to call meetings		B-27
Content of notice		B-27
Period of notice		B-28
Persons entitled to receive notice		B-28
Accidental omission to give notice or non-receipt of notice		B-28

11	Proceedings at meetings of Members	B-29
Quorum		B-29
Lack of quorum		B-29
Chairman		B-29
Right of a Director to attend and speak		B-30
Accommodation of Members at Virtual Meeting		B-30
Security		B-30
Adjournment, postponement and cancellation		B-30
Method of voting		B-31
Taking of a poll		B-31
Chairman’s casting vote		B-31
Written resolutions		B-31
Sole-Member Company

12	Voting rights of Members	B-33
Right to vote		B-33
Rights of joint holders		B-33
Representation of corporate Members		B-33
Member with mental disorder		B-34
Objections to admissibility of votes		B-34
Form of proxy		B-35
How and when proxy is to be delivered		B-35
Voting by proxy		B-36

13	Number of Directors	B-37

14	Appointment, disqualification and removal of Directors	B-37
First Directors		B-37
No age limit		B-37
Corporate Directors		B-37
No shareholding qualification		B-37
Appointment of Directors		B-37

B-5

Board’s power to appoint Directors		B-38
Removal of Directors		B-38
Resignation of Directors		B-38
Termination of the office of Director		B-38

15	Alternate Directors	B-39
Appointment and removal		B-39
Notices		B-40
Rights of alternate Director		B-40
Appointment ceases when the appointor ceases to be a Director		B-40
Status of alternate Director		B-40
Status of the Director making the appointment		B-40

16	Powers of Directors	B-41
Powers of Directors		B-41
Directors below the minimum number		B-41
Appointments to office		B-41
Provisions for employees		B-42
Exercise of voting rights		B-42
Remuneration		B-42
Disclosure of information		B-43

17	Delegation of powers	B-43
Power to delegate any of the Directors’ powers to a committee		B-43
Local boards		B-44
Power to appoint an agent of the Company		B-44
Power to appoint an attorney or authorised signatory of the Company		B-44
Borrowing Powers		B-45
Corporate Governance		B-45

18	Meetings of Directors	B-45
Regulation of Directors’ meetings		B-45
Calling meetings		B-45
Notice of meetings		B-45
Use of technology		B-46
Quorum		B-46
Chairman or deputy to preside		B-46
Voting		B-46
Recording of dissent		B-46
Written resolutions		B-47
Validity of acts of Directors in spite of formal defect		B-47

19	Permissible Directors’ interests and disclosure	B-47

20	Minutes	B-47

21	Accounts and audit	B-48
	Auditors	B-48

22	Record dates	B-49

23	Dividends	B-49
Source of dividends		B-49
Declaration of dividends by Members		B-49
Payment of interim dividends and declaration of final dividends by Directors		B-49
Apportionment of dividends		B-50
Right of set off		B-50

B-6

Power to pay other than in cash		B-50
How payments may be made		B-51
Dividends or other monies not to bear interest in absence of special rights		B-51
Dividends unable to be paid or unclaimed		B-51

24	Capitalisation of profits	B-52
Capitalisation of profits or of any share premium account or capital redemption reserve;		B-52
Applying an amount for the benefit of Members		B-52

25	Share Premium Account	B-52
Directors to maintain share premium account		B-52
Debits to share premium account		B-52

26	Seal	B-53
Company seal		B-53
Duplicate seal		B-53
When and how seal is to be used		B-53
If no seal is adopted or used		B-53
Power to allow non-manual signatures and facsimile printing of seal		B-54
Validity of execution		B-54

27	Indemnity	B-54
Release		B-55
Insurance		B-55

28	Notices	B-55
Form of notices		B-55
Electronic communications		B-56
Persons entitled to notices		B-57
Persons authorised to give notices		B-57
Delivery of written notices		B-57
Joint holders		B-57
Signatures		B-57
Giving notice to a deceased or bankrupt Member		B-58
Date of giving notices		B-58
Saving provision		B-58

29	Authentication of Electronic Records	B-58
Application of Articles		B-58
Authentication of documents sent by Members by Electronic means		B-59
Authentication of document sent by the Secretary or Officers of the Company by Electronic means		B-59
Manner of signing		B-60
Saving provision		B-60

30	Transfer by way of continuation	B-60

31	Winding up	B-61
Distribution of assets in specie		B-61
No obligation to accept liability		B-61

32	Amendment of Memorandum and Articles	B-61
Power to change name or amend Memorandum		B-61
Power to amend these Articles		B-61

B-7

Companies Act (Revised)

Company Limited by Shares

Amended and Restated
Articles of Association

of

Xdata Group

(Adopted by special resolution passed on [●]and with effect from [●])

1	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force;

Articles means, as appropriate:

(a)	these articles of association as amended from time to time: or

(b)	two or more particular articles of these Articles;

and Article refers to a particular article of these Articles;

Auditors means the auditor or auditors for the time being of the Company;

Board means the board of Directors from time to time;

Business Day means a day when banks in Grand Cayman, the Cayman Islands are open for the transaction of normal banking business and for the avoidance of doubt, shall not include a Saturday, Sunday or public holiday in the Cayman Islands;

Cayman Islands means the British Overseas Territory of the Cayman Islands;

Clear Days, in relation to a period of notice, means that period excluding:

(a)	the day when the notice is given or deemed to be given; and

(b)	the day for which it is given or on which it is to take effect;

Commission means Securities and Exchange Commission of the United States of America or other federal agency for the time being administering the U.S. Securities Act;

B-8

Company means the above-named company;

Default Rate means ten per cent per annum;

Designated Stock Exchanges means The Nasdaq Stock Market LLC in the United States of America for so long as any class of the Company’s Shares are there listed and any other stock exchange on which any class of the Company’s Shares are listed for trading;

Designated Stock Exchange Rules means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the original and continued listing of any Shares on the Designated Stock Exchanges;

Directors means the directors for the time being of the Company and the expression Director shall be construed accordingly;

Electronic has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

Electronic Communication Facilities means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all persons participating in a meeting are capable of hearing and being heard by each other;

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised) of the Cayman Islands;

Fully Paid Up means:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth; and

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth;

general meeting means a general meeting of the Company duly constituted in accordance with the Articles;

Independent Director means a Director who is an independent director as defined in the Designated Stock Exchange Rules as determined by the Board;

Member means any person or persons entered on the register of Members from time to time as the holder of a Share;

B-9

Memorandum means the memorandum of association of the Company as amended from time to time;

month means a calendar month;

Officer means a person appointed to hold an office in the Company including a Director, alternate Director or liquidator and excluding the Secretary;

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members who (being entitled to do so) vote in person or by proxy or, in the case of corporations, by their duly authorised representatives, at that meeting. The expression includes a written resolution signed by the requisite majority in accordance with Article 11.14;

Ordinary Share means an ordinary share in the capital of the Company, having the rights set out in these Articles;

Partly Paid Up means:

(a)	in relation to a Share with par value, that the par value for that Share and any premium payable in respect of the issue of that Share, has not been fully paid or credited as paid in money or money’s worth; and

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has not been fully paid or credited as paid in money or money’s worth;

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary;

Share means a share in the share capital of the Company and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a Share;

Special Resolution means a resolution of a duly constituted general meeting of the Company or a resolution of a meeting of the holders of any class of Shares in a class meeting duly constituted in accordance with the Articles in each case passed by a majority of not less than two-thirds of the votes cast by, or on behalf of, the Members who (being entitled to do so) vote in person or by proxy at that meeting. The expression includes a unanimous written resolution signed by all of the Members entitled to vote at such meeting;

Treasury Shares means Shares held in treasury pursuant to the Act and Article 2.15;

B-10

U.S. Securities Act means the Securities Act of 1933 of the United States of America, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time; and

Virtual Meeting means any general meeting of the Members at which the Members (and any other permitted participants of such meeting, including without limitation the chairman of the meeting and any Directors) are permitted to attend and participate solely by means of Electronic Communication Facilities.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Cayman Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

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(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

(j)	The term “present” means, in respect of any person attending a meeting, such person’s presence at a general meeting of Members (or any meeting of the holders of any class of Shares), which may be satisfied by means of such person or, if a corporation or other non-natural person, its duly authorized representative (or, in the case of any Member, a proxy which has been validly appointed by such Member in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Electronic Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Electronic Communication Facilities.

1.3	The headings in these Articles are intended for convenience only and shall not affect the interpretation of these Articles.

Exclusion of Table A Articles

1.4	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2	Shares

Power to issue Shares and options, with or without special rights

2.1	Subject to the provisions of the Act and these Articles about the redemption and purchase of the Shares, the Directors have general and unconditional authority to allot (with or without confirming rights of renunciation), grant options over or otherwise deal with any unissued Shares to such persons, at such times and on such terms and conditions as they may decide. No Share may be issued at a discount except in accordance with the provisions of the Act.

2.2	Without limitation to the preceding Article, the Directors may so deal with the unissued Shares:

(a)	either at a premium or at par; or

(b)	with or without preferred, deferred or other special rights or restrictions, whether in regard to dividend, voting, return of capital or otherwise.

2.3	Without limitation to the two preceding Articles,

(a)	the Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the Directors may decide; and

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(b)	the Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

Power to issue fractions of a Share

2.4	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

2.5	The Company may pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional,

for any Shares. That commission may be satisfied by the payment of cash or the allotment of Fully Paid Up or Partly Paid Up Shares or partly in one way and partly in another.

2.6	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

2.7	Except as required by Act:

(a)	no person shall be recognised by the Company as holding any Share on any trust; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Security interests

2.8	Notwithstanding the preceding Article, the Company may (but shall not be obliged to) recognise a security interest of which it has actual notice over shares. The Company shall not be treated as having recognised any such security interest unless it has so agreed in writing with the secured party.

Power to vary class rights

2.9	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding not less than two-thirds of the issued Shares of that class consent in writing to the variation; or

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(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

2.10	For the purpose of Article 2.9(b), all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class.

2.11	For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such classes of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

Effect of new Share issue on existing class rights

2.12	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

2.13	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

(b)	Unless that Member agrees otherwise:

(i)	if that Member holds Shares in a single class of Shares - it shall be credited to the share premium account for that class of Shares;

(ii)	if that Member holds Shares of more than one class - it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

2.14	The Company shall not issue Shares or warrants to bearers.

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Treasury Shares

2.15	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the Directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

2.16	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be made to the Company in respect of a Treasury Share.

2.17	The Company shall be entered in the register of Members as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a Member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void; and

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

2.18	Nothing in Article 2.17 prevents an allotment of Shares as Fully Paid Up bonus shares in respect of a Treasury Share and Shares allotted as Fully Paid Up bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

2.19	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the Directors determine.

Register of Members

2.20	The Directors shall keep or cause to be kept a register of Members as required by the Act and may cause the Company to maintain one or more branch registers as contemplated by the Act, provided that where the Company is maintaining one or more branch registers, the Directors shall ensure that a duplicate of each branch register is kept with the Company’s principal register of Members and updated within such number of days of any amendment having been made to such branch register as may be required by the Act.

2.21	The title to Shares listed on a Designated Stock Exchange may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the register of Members may be maintained in accordance with section 40B of the Act.

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Annual Return

2.22	The Directors in each calendar year shall prepare or cause to be prepared an annual return and declaration setting forth the particulars required by the Act and shall deliver a copy thereof to the registrar of companies for the Cayman Islands.

3	Share certificates

Issue of share certificates

3.1	A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. If the Directors resolve that share certificates shall be issued, upon being entered in the register of Members as the holder of a Share, the Directors may issue to any Member:

(a)	without payment, one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the Directors may determine for every certificate after the first, several certificates each for one or more of that Member’s Shares.

3.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid Up or Partly Paid Up. A certificate may be executed under seal or executed in such other manner as the Directors determine.

3.3	Every certificate shall bear legends required under the applicable laws, including the U.S. Securities Act (to the extent applicable).

3.4	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

3.5	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

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(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any for issuing a replacement share certificate,

as the Directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

4	Lien on Shares

Nature and scope of lien

4.1	The Company has a first and paramount lien on all Shares (whether Fully Paid Up or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all monies payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those monies are presently payable.

4.2	At any time the Board may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

4.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within fourteen (14) Clear Days after that notice is deemed to be given under these Articles,

and Shares to which this Article 4.3 applies shall be referred to as Lien Default Shares.

4.4	The Lien Default Shares may be sold in such manner as the Board determines.

4.5	To the maximum extent permitted by law, the Directors shall incur no personal liability to the Member concerned in respect of the sale.

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Authority to execute instrument of transfer

4.6	To give effect to a sale, the Directors may authorise any person to execute an instrument of transfer of the Lien Default Shares sold to, or in accordance with the directions of, the purchaser.

4.7	The title of the transferee of the Lien Default Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

4.8	On a sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the register of Members as the holder of those Lien Default Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate (if any) for those Lien Default Shares.

4.9	Notwithstanding the provisions of Article 4.8, such person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Lien Default Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The Board may waive payment wholly or in part or enforce payment without any allowance for the value of the Lien Default Shares at the time of sale or for any consideration received on their disposal.

Application of proceeds of sale

4.10	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Lien Default Shares have been sold:

(a)	if no certificate for the Lien Default Shares was issued, at the date of the sale; or

(b)	if a certificate for the Lien Default Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Lien Default Shares before the sale.

5	Calls on Shares and forfeiture

Power to make calls and effect of calls

5.1	Subject to the terms of allotment, the Board may make calls on the Members in respect of any monies unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

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5.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

5.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. He shall not be liable for calls made after he is no longer registered as Member in respect of those Shares.

Time when call made

5.4	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed.

Liability of joint holders

5.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

5.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

(b)	if no rate is fixed, at the Default Rate.

The Directors may waive payment of the interest wholly or in part.

Deemed calls

5.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

5.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

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Power to make different arrangements at time of issue of Shares

5.9	Subject to the terms of allotment, the Directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

5.10	If a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued; and

(c)	any expenses which have been incurred by the Company due to that person’s default.

5.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

5.12	If the notice given pursuant to Article 5.10 is not complied with, the Directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other monies payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the Board may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture. The Directors may also accept the surrender for no consideration of any Share in accordance with the Act.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

5.13	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Board determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the Directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the Directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

5.14	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

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(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

5.15	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all monies which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those monies before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The Directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

5.16	A declaration, whether statutory or under oath, made by a Director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a Director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

Sale of forfeited or surrendered Shares

5.17	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

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6	Transfer of Shares

Form of Transfer

6.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with applicable rules of the Designated Stock Exchange, a Member may freely transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the Designated Stock Exchange (if such Shares are listed on the Designated Stock Exchange) or in any other form approved by the Directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are partly paid, by or on behalf of that Member and the transferee.

6.2	The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the register of Members.

Power to refuse registration for Shares not listed on a Designated Stock Exchange

6.3	Where the Shares of any class in question are not listed on or subject to the rules of any Designated Stock Exchange, the Directors may in their absolute discretion decline to register any transfer of such Shares which are not Fully Paid Up or on which the Company has a lien. The Directors may also, but are not required to, decline to register any transfer of any such Share unless:

(a)	the instrument of transfer is lodged with the Company, accompanied by the certificate (if any) for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(b)	the instrument of transfer is in respect of only one class of Shares;

(c)	the instrument of transfer is properly stamped, if required;

(d)	in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four;

(e)	the Shares transferred are Fully Paid Up and free of any lien in favour of the Company; and

(f)	any applicable fee of such maximum sum as the Designated Stock Exchanges may determine to be payable, or such lesser sum as the Board may from time to time require, related to the transfer is paid to the Company.

Suspension of transfers

6.4	The registration of transfers may, on 14 Clear Days’ notice being given by advertisement in such one or more newspapers or by electronic means, be suspended and the register of Members closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the register of Members closed for more than 30 Clear Days in any year.

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Company may retain instrument of transfer

6.5	All instruments of transfer that are registered shall be retained by the Company.

Notice of refusal to register

6.6	If the Directors refuse to register a transfer of any Shares of any class not listed on a Designated Stock Exchange, they shall within one month after the date on which the instrument of transfer was lodged with the Company send to each of the transferor and the transferee notice of the refusal.

7	Transmission of Shares

Persons entitled on death of a Member

7.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

7.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

7.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

7.4	That person must produce such evidence of his entitlement as the Directors may properly require.

7.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

7.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid Up, the transferor must execute an instrument of transfer; and

(b)	if the Share is nil or Partly Paid Up, the transferor and the transferee must execute an instrument of transfer.

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7.7	All the Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

7.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the Directors against any loss or damage suffered by the Company or the Directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

7.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. But, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares.

8	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

8.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

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Dealing with fractions resulting from consolidation of Shares

8.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the Directors may on behalf of those Members deal with the fractions as it thinks fit, including (without limitation):

(a)	either round up or down the fraction to the nearest whole number, such rounding to be determined by the Directors acting in their sole discretion;

(b)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); or

(c)	distribute the net proceeds in due proportion among those Members.

8.3	For the purposes of Article 8.2, the Directors may authorise some person to execute an instrument of transfer of the Shares to, in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

8.4	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

9	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

9.1	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may by its Directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its Directors determine before the issue of those Shares;

(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the Directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the Directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

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Power to pay for redemption or purchase in cash or in specie

9.2	When making a payment in respect of the redemption or purchase of Shares, the Directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares or by the terms applying to those Shares in accordance with Article 9.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

9.3	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the register of Members with respect to the Share; and

(c)	the Share shall be cancelled or held as a Treasury Share, as the Directors may determine.

9.4	For the purpose of Article 9.3, the date of redemption or purchase is the date when the Member’s name is removed from the register of Members with respect to the Shares the subject of the redemption or purchase.

10	Meetings of Members

Annual and extraordinary general meetings

10.1	The Company may, but shall not (unless required by the applicable Designated Stock Exchange Rules) be obligated to, in each year hold a general meeting as an annual general meeting, which, if held, shall be convened by the Board, in accordance with these Articles.

10.2	All general meetings other than annual general meetings shall be called extraordinary general meetings.

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Power to call meetings

10.3	The Directors may call a general meeting at any time.

10.4	If there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, the Directors must call a general meeting for the purpose of appointing additional Directors.

10.5	The Directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

10.6	The requisition must be in writing and given by one or more Members who together hold at least ten (10) per cent of the rights to vote at such general meeting.

10.7	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners; and

(c)	be delivered in accordance with the notice provisions.

10.8	Should the Directors fail to call a general meeting within 21 Clear Days’ from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

10.9	Without limitation to the foregoing, if there are insufficient Directors to constitute a quorum and the remaining Directors are unable to agree on the appointment of additional Directors, any one or more Members who together hold at least five (5) per cent of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional Directors.

10.10	If the Members call a meeting under the above provisions, the Company shall reimburse their reasonable expenses.

Content of notice

10.11	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

(b)	whether the meeting will be held virtually, at a physical place or both;

(c)	if the meeting is to be held in any part at a physical place, the address of such place;

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(d)	if the meeting is to be held in two or more places, or in any part virtually, the Electronic Communication Facilities that will be used to facilitate the meeting, including the procedures to be followed by any Member or other participant of the meeting who wishes to utilise such Electronic Communication Facilities for the purposes of attending and participating in such meeting;

(e)	subject to paragraph (f) and the requirements of (to the extent applicable) the Designated Stock Exchange Rules, the general nature of the business to be transacted; and

(f)	if a resolution is proposed as a Special Resolution, the text of that resolution.

10.12	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

10.13	At least five (5) Clear Days’ notice must be given to Members for any general meeting.

10.14	Subject to the Act, a meeting may be convened on shorter notice, subject to the Act with the consent of the Member or Members who, individually or collectively, hold at least ninety (90%) per cent of the voting rights of all those who have a right to vote at that meeting.

Persons entitled to receive notice

10.15	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member;

(c)	the Directors; and

(d)	the Auditors (if appointed).

10.16	The Board may determine that the Members entitled to receive notice of, attend and vote at a meeting are those persons entered on the register of Members at the close of business on a day determined by the Board.

Accidental omission to give notice or non-receipt of notice

10.17	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

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(b)	non-receipt of notice of the meeting by any person entitled to notice.

10.18	In addition, where a notice of meeting is published on a website proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

11	Proceedings at meetings of Members

Quorum

11.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy at the meeting. A quorum is as follows:

(a)	if the Company has only one Member: that Member;

(b)	if the Company has more than one Member: one or more Members holding Shares that represent not less than one-third of the outstanding Shares carrying the right to vote at such general meeting.

Lack of quorum

11.2	If a quorum is not present at the meeting within fifteen minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the Directors. If a quorum is not present at the meeting within fifteen minutes of the time appointed for the adjourned meeting, then the Members present in person or by proxy at the meeting shall constitute a quorum.

Chairman

11.3	The chairman of a general meeting (including any Virtual Meeting) shall be the chairman of the Board or such other Director as the Directors may determine. Absent any such person being present at the meeting within fifteen minutes of the time appointed for the meeting, the Directors present shall elect one of their number to chair the meeting. The chairman of the meeting shall be entitled to attend and participate at any such general meeting by means of Electronic Communication Facilities, and to act as the chairman of such general meeting, in which event the chairman of the meeting shall be deemed to be present at the meeting.

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11.4	If no Director is present within fifteen minutes of the time appointed for the meeting, or if no Director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

Right of a Director to attend and speak

11.5	Even if a Director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares.

Accommodation of Members at Virtual Meeting

11.6	A Member entitled to receive notice and attend a meeting will be deemed to be in attendance at such meeting despite their attendance being virtual if adequate facilities are available to ensure that the Member is able to:

(a)	to participate in the business for which the meeting has been convened; and

(b)	to hear all that happens at the meeting.

Without limiting the generality of the foregoing, the Directors may determine that any general meeting may be held as a Virtual Meeting.

Security

11.7	In addition to any measures which the Board may be required to take due to the location or venue of the meeting, the Board may make any arrangement and impose any restriction it considers appropriate and reasonable in the circumstances to ensure the security of a meeting including, without limitation, the searching of any person attending the meeting and the imposing of restrictions on the items of personal property that may be taken into the meeting place. The Board may refuse entry to, or eject from, a meeting a person who refuses to comply with any such arrangements or restrictions.

Adjournment, postponement and cancellation

11.8	A meeting may be:

(a)	postponed or cancelled prior to the meeting at the discretion of the Directors by written notice provided to all persons entitled to attend the meeting, unless the meeting was requisitioned by Members or otherwise called by Members pursuant to Article 10; or

(b)	adjourned, with or without an appointed date for resumption, at any time during the meeting at the discretion of the chairman with the consent of the Members constituting a quorum.

The chairman must adjourn the meeting if so directed by the Members constituting a quorum at the meeting. No business, however, can be transacted at an adjourned or postponed meeting other than business which might properly have been transacted at the original meeting.

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11.9	Should a meeting be adjourned for more than seven (7) Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least seven (7) Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

Method of voting

11.10	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

11.11	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held as a Virtual Meeting or in more than one place, the chairman may appoint scrutineers virtually and in more than one place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

Chairman’s casting vote

11.12	In the case of an equality of votes, the Chairman of the meeting shall be entitled to a second or casting vote.

Written resolutions

11.13	Without limitation to section 60(1) of the Act, Members may pass a Special Resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote on the resolution are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)	all Members entitled so to vote:

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution, which shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, is passed when all such Members have so signified their agreement to the resolution.

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11.14	Members may pass an Ordinary Resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled to vote on the resolution are:

(i)	given notice of the resolution as if the same were being proposed at a meeting of Members; and

(ii)	notified in the same or an accompanying notice of the date by which the resolution must be passed if it is not to lapse, being a period of five (5) Clear Days beginning with the date that the notice is first given;

(b)	the required majority of the Members entitled so to vote:

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution, which shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held, is passed upon the later of these dates: (i) subject to the following Article, the date next immediately following the end of the period of five (5) Clear Days beginning with the date that notice of the resolution is first given and (ii) the date when the required majority have so signified their agreement to the resolution. However, the proposed written resolution lapses if it is not passed before the end of the period of fourteen (14) days beginning with the date that notice of it is first given.

11.15	If all Members entitled to be given notice of the Ordinary Resolution consent, a written resolution may be passed as soon as the required majority have signified their agreement to the resolution, without any minimum period of time having first elapsed. Save that the consent of the majority may be incorporated in the written resolution, each consent shall be in writing or given by Electronic Record and shall otherwise be given to the Company in accordance with Article 28 (Notices) prior to the written resolution taking effect.

11.16	The Directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

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11.17	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

11.18	The Directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

12	Voting rights of Members

Right to vote

12.1	Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

12.2	Members may vote in person or by proxy.

12.3	A Member shall have one vote for each Share he holds, unless any Share carries special voting rights. A fraction of a Share shall entitle its holder to an equivalent fraction of one (1) vote (or a fraction of such number of votes which such Share carries pursuant to its special voting rights).

12.4	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

12.5	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

12.6	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

12.7	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

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12.8	The authorisation may be for any period of time, and must be delivered to the Company before the commencement of the meeting at which it is first used.

12.9	The Directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

12.10	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

12.11	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the Directors of the Company had actual notice of the revocation.

12.12	If a clearing house or a central depository house (or its nominee(s)), being a corporation, is a Member, it may authorise such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any meeting of any class of Members provided that, if more than one person is so authorised, the authorisation shall specify the number and class of Shares in respect of which each such person is so authorised. A person so authorised pursuant to this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same powers on behalf of the clearing house or central depository house (or its nominee(s)) which he represents as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

12.13	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Cayman Islands or elsewhere) in matters concerning mental disorder may vote by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

12.14	For the purpose of the preceding Article, evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

12.15	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

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Form of proxy

12.16	An instrument appointing a proxy shall be in any common form or in any other form approved by the Directors.

12.17	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the Directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying the Articles about authentication of Electronic Records.

12.18	The Directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

12.19	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with Article 12.17.

12.20	No revocation by a Member of the appointment of a proxy made in accordance with Article 12.19 will affect the validity of any acts carried out by the relevant proxy before the Directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

12.21	Subject to the following Articles, the Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the Directors) must be delivered so that it is received by the Company before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

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(ii)	to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

(c)	Notwithstanding Article 12.21(a) and Article 12.21(b), the chairman of the Company may, in any event at his discretion, direct that an instrument of proxy shall be deemed to have been duly deposited.

12.22	If the form of appointment of proxy is not delivered on time, it is invalid.

12.23	When two or more valid but differing appointments of proxy are delivered or received in respect of the same Share for use at the same meeting and in respect of the same matter, the one which is last validly delivered or received (regardless of its date or of the date of its execution) shall be treated as replacing and revoking the other or others as regards that Share. If the Company is unable to determine which appointment was last validly delivered or received, none of them shall be treated as valid in respect of that Share.

12.24	The Board may at the expense of the Company send forms of appointment of proxy to the Members by post (that is to say, pre-paying and posting a letter), or by Electronic communication or otherwise (with or without provision for their return by pre-paid post) for use at any general meeting or at any separate meeting of the holders of any class of Shares, either blank or nominating as proxy in the alternative any one or more of the Directors or any other person. If for the purpose of any meeting invitations to appoint as proxy a person or one of a number of persons specified in the invitations are issued at the Company’s expense, they shall be issued to all (and not to some only) of the Members entitled to be sent notice of the meeting and to vote at it. The accidental omission to send such a form of appointment or to give such an invitation to, or the non-receipt of such form of appointment by, any Member entitled to attend and vote at a meeting shall not invalidate the proceedings at that meeting

Voting by proxy

12.25	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

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12.26	The instrument appointing a proxy to vote at a meeting shall not confer any further right to speak at the meeting, except with the permission of the chairman of the meeting.

13	Number of Directors

13.1	There shall be a Board consisting of not less than one person provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors. Unless fixed by Ordinary Resolution, the maximum number of Directors shall be unlimited.

13.2	For so long as any Shares are listed on a Designated Stock Exchange, the Board shall include at least such number of independent Directors as the applicable law, rules or regulations or the Designated Stock Exchange Rules require.

14	Appointment, disqualification and removal of Directors

First Directors

14.1	The first Directors shall be appointed in writing by the subscriber or subscribers to the Memorandum, or a majority of them.

No age limit

14.2	There is no age limit for Directors save that they must be at least eighteen years of age.

Corporate Directors

14.3	Unless prohibited by law, a body corporate may be a Director. If a body corporate is a Director, the Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to the Articles about Directors’ meetings.

No shareholding qualification

14.4	Unless a shareholding qualification for Directors is fixed by Ordinary Resolution, no Director shall be required to own Shares as a condition of his appointment.

Appointment of Directors

14.5	A Director may be appointed by Ordinary Resolution or by the Directors. Any appointment may be to fill a vacancy or as an additional Director.

14.6	The remaining Director(s) may appoint a Director even though there is not a quorum of Directors.

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14.7	No appointment can cause the number of Directors to exceed the maximum (if one is set); and any such appointment shall be invalid.

Board’s power to appoint Directors

14.8	Without prejudice to the Company’s power to appoint a person to be a Director pursuant to these Articles, the Board shall have power at any time to appoint any person who is willing to act as a Director, either to fill a vacancy or as an addition to the existing Board, subject to the total number of Directors not exceeding any maximum number fixed by or in accordance with these Articles.

Term of office

14.9	An appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period in a written agreement between the Company and the Director, if any; but no such term shall be implied in the absence of express provision. Each Director whose term of office expires shall be eligible for re-election at a meeting of the Members or re-appointment by the Board.

Removal of Directors

14.10	A Director may be removed by Ordinary Resolution.

Resignation of Directors

14.11	A Director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

14.12	Unless the notice specifies a different date, the Director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of Director

14.13	A Director may retire from office as a Director by giving notice in writing to that effect to the Company at the registered office, which notice shall be effective upon such date as may be specified in the notice, failing which upon delivery to the registered office.

14.14	Without prejudice to the provisions in these Articles for retirement (by rotation or otherwise), a Director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Cayman Islands from acting as a Director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

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(c)	he resigns his office by notice to the Company; or

(d)	he only held office as a Director for a fixed term and such term expires; or

(e)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a Director; or

(f)	he is given notice by the majority of the other Directors (not being less than two in number) to vacate office (without prejudice to any claim for damages for breach of any agreement relating to the provision of the services of such Director); or

(g)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; or

(h)	without the consent of the other Directors, he is absent from meetings of Directors for a continuous period of six months.

15	Alternate Directors

Appointment and removal

15.1	Any Director may appoint any other person, including another Director, to act in his place as an alternate Director. No appointment shall take effect until the Director has given notice of the appointment to the Board.

15.2	A Director may revoke his appointment of an alternate at any time. No revocation shall take effect until the Director has given notice of the revocation to the Board.

15.3	A notice of appointment or removal of an alternate Director shall be effective only if given to the Company by one or more of the following methods:

(a)	by notice in writing in accordance with the notice provisions contained in these Articles;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 29.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 29.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

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(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

15.4	All notices of meetings of Directors shall continue to be given to the appointing Director and not to the alternate.

Rights of alternate Director

15.5	An alternate Director shall be entitled to attend and vote at any Board meeting or meeting of a committee of the Directors at which the appointing Director is not personally present, and generally to perform all the functions of the appointing Director in his absence. An alternate Director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate Director.

Appointment ceases when the appointor ceases to be a Director

15.6	An alternate Director shall cease to be an alternate Director if:

(a)	the Director who appointed him ceases to be a Director; or

(b)	the Director who appointed him revokes his appointment by notice delivered to the Board or to the registered office of the Company or in any other manner approved by the Board; or

(c)	in any event happens in relation to him which, if he were a Director of the Company, would cause his office as Director to be vacated.

Status of alternate Director

15.7	An alternate Director shall carry out all functions of the Director who made the appointment.

15.8	Save where otherwise expressed, an alternate Director shall be treated as a Director under these Articles.

15.9	An alternate Director is not the agent of the Director appointing him.

15.10	An alternate Director is not entitled to any remuneration for acting as alternate Director.

Status of the Director making the appointment

15.11	A Director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

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16	Powers of Directors

Powers of Directors

16.1	Subject to the provisions of the Act, the Memorandum and these Articles the business of the Company shall be managed by the Directors who may for that purpose exercise all the powers of the Company.

16.2	No prior act of the Directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, Members may, by Special Resolution, validate any prior or future act of the Directors which would otherwise be in breach of their duties.

Directors below the minimum number

16.3	If the number of Directors is less than the minimum prescribed in accordance with these Articles, the remaining Director or Directors shall act only for the purposes of appointing an additional Director or Directors to make up such minimum or of convening a general meeting of the Company for the purpose of making such appointment. If there are no Director or Directors able or willing to act, any two Members may summon a general meeting for the purpose of appointing Directors. Any additional Director so appointed shall hold office (subject to these Articles) only until the dissolution of the annual general meeting next following such appointment unless he is re-elected during such meeting.

Appointments to office

16.4	The Directors may appoint a Director:

(a)	as chairman of the Board;

(b)	as managing Director;

(c)	to any other executive office,

for such period, and on such terms, including as to remuneration as they think fit.

16.5	The appointee must consent in writing to holding that office.

16.6	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of Directors.

16.7	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the Directors may nominate one of their number to act in place of the chairman should he ever not be available.

16.8	Subject to the provisions of the Act, the Directors may also appoint and remove any person, who need not be a Director:

(a)	as Secretary; and

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(b)	to any office that may be required

for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the Directors decide.

16.9	The Secretary or Officer must consent in writing to holding that office.

16.10	A Director, Secretary or other Officer of the Company may not the hold the office, or perform the services, of auditor.

Provisions for employees

16.11	The Board may make provision for the benefit of any persons employed or formerly employed by the Company or any of its subsidiary undertakings (or any member of his family or any person who is dependent on him) in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or any of its subsidiary undertakings.

Exercise of voting rights

16.12	The Board may exercise the voting power conferred by the Shares in any body corporate held or owned by the Company in such manner in all respects as it thinks fit (including, without limitation, the exercise of that power in favour of any resolution appointing any Director as a Director of such body corporate, or voting or providing for the payment of remuneration to the Directors of such body corporate).

Remuneration

16.13	Every Director may be remunerated by the Company for the services he provides for the benefit of the Company, whether as Director, employee or otherwise, and shall be entitled to be paid for the expenses incurred in the Company’s business including attendance at Directors’ meetings.

16.14	Until otherwise determined by the Company by Ordinary Resolution, the Directors (other than alternate Directors) shall be entitled to such remuneration by way of fees for their services in the office of Director as the Directors may determine.

16.15	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the Director or to any other person connected to or related to him.

16.16	Unless his fellow Directors determine otherwise, a Director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

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Disclosure of information

16.17	Subject to compliance with applicable laws, including the applicable federal securities laws of the United States, the Directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the register of Members relating to a Member, (and they may authorise any Director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the Designated Stock Exchange Rules; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the Directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

17	Delegation of powers

Power to delegate any of the Directors’ powers to a committee

17.1	The Directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members. Persons on the committee may include non-Directors so long as the majority of those persons are Directors. For so long as Shares are listed on a Designated Stock Exchange, any such committee shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law.

17.2	The delegation may be collateral with, or to the exclusion of, the Directors’ own powers.

17.3	The delegation may be on such terms as the Directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the Directors at will.

17.4	Unless otherwise permitted by the Directors, a committee must follow the procedures prescribed for the taking of decisions by Directors.

17.5	For so long as Shares are listed on a Designated Stock Exchange, the Board shall, but only if required by the Designated Stock Exchange Rules, establish an audit committee, a compensation committee and a nominating and corporate governance committee. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in these Articles. Each of the audit committee, compensation committee and nominating and corporate governance committee (if so established) shall be made up of such number of Independent Directors as required from time to time by the Designated Stock Exchange Rules or otherwise required by applicable law, subject to any exemptions permitted under the Designated Stock Exchange Rules and other applicable laws.

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Local boards

17.6	The Board may establish any local or divisional board or agency for managing any of the affairs of the Company whether in the Cayman Islands or elsewhere and may appoint any persons to be members of a local or divisional Board, or to be managers or agents, and may fix their remuneration.

17.7	The Board may delegate to any local or divisional board, manager or agent any of its powers and authorities (with power to sub-delegate) and may authorise the members of any local or divisional board or any of them to fill any vacancies and to act notwithstanding vacancies.

17.8	Any appointment or delegation under this Article 17.8 may be made on such terms and subject to such conditions as the Board thinks fit and the Board may remove any person so appointed, and may revoke or vary any delegation.

Power to appoint an agent of the Company

17.9	The Directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The Directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

17.10	The Directors may appoint any person, whether nominated directly or indirectly by the Directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the Directors under these Articles. The Directors may do so by power of attorney or any other manner they think fit.

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17.11	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the Directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

17.12	The Board may remove any person appointed under Article 17.10 and may revoke or vary the delegation.

Borrowing Powers

17.13	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets both present and future and uncalled capital, or any part thereof, and to issue debentures and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or its parent undertaking (if any) or any subsidiary undertaking of the Company or of any third party.

Corporate Governance

17.14	The Board may, from time to time, and except as required by applicable law and (to the extent applicable) the Designated Stock Exchange Rules, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company, which shall be intended to set forth the guiding principles and policies of the Company and the Board on various corporate governance related matters as the Board shall determine by resolution from time to time.

18	Meetings of Directors

Regulation of Directors’ meetings

18.1	Subject to the provisions of these Articles, the Directors may regulate their proceedings as they think fit.

Calling meetings

18.2	Any Director may call a meeting of Directors at any time. The Secretary must call a meeting of the Directors if requested to do so by a Director.

Notice of meetings

18.3	Notice of a Board meeting may be given to a Director personally or by word of mouth or given in writing or by Electronic communications at such address as he may from time to time specify for this purpose (or, if he does not specify an address, at his last known address). A Director may waive his right to receive notice of any meeting either prospectively or retrospectively.

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Use of technology

18.4	A Director may participate in a meeting of Directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

18.5	A Director participating in this way is deemed to be present in person at the meeting.

Quorum

18.6	The quorum for the transaction of business at a meeting of Directors shall be two unless the Directors fix some other number.

Chairman or deputy to preside

18.7	The Board may appoint a chairman and one or more deputy chairman or chairmen and may at any time revoke any such appointment.

18.8	The chairman, or failing him any deputy chairman (the longest in office taking precedence if more than one is present), shall preside at all Board meetings. If no chairman or deputy chairman has been appointed, or if he is not present within five minutes after the time fixed for holding the meeting, or is unwilling to act as chairman of the meeting, the Directors present shall choose one of their number to act as chairman of the meeting.

Voting

18.9	A question which arises at a Board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Recording of dissent

18.10	A Director present at a meeting of Directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A Director who votes in favour of an action is not entitled to record his dissent to it.

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Written resolutions

18.11	The Directors may pass a resolution in writing without holding a meeting if all Directors sign a document or sign several documents in the like form each signed by one or more of those Directors.

18.12	A written resolution signed by a validly appointed alternate Director need not also be signed by the appointing Director.

18.13	A written resolution signed personally by the appointing Director need not also be signed by his alternate.

18.14	A resolution in writing passed pursuant to Article 18.11, Article 18.12 and/or Article 18.13 shall be as effective as if it had been passed at a meeting of the Directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last Director signs (and for the avoidance of doubt, such day may or may not be a Business Day).

Validity of acts of Directors in spite of formal defect

18.15	All acts done by a meeting of the Board, or of a committee of the Board, or by any person acting as a Director or an alternate Director, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director or member of the committee, or that any of them were disqualified or had vacated office or were not entitled to vote, be as valid as if every such person had been duly appointed and qualified and had continued to be a Director or alternate Director and had been entitled to vote.

19	Permissible Directors’ interests and disclosure

19.1	A Director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. Subject to the Designated Stock Exchange Rules and disqualification by the chairman of the relevant Board meeting, a Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein provided the Director discloses to his fellow Directors the nature and extent of any material interests in respect of any contract or transaction or proposed contract or transaction and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

20	Minutes

20.1	The Company shall cause minutes to be made in books of:

(a)	all appointments of Officers and committees made by the Board and of any such Officer’s remuneration; and

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(b)	the names of Directors present at every meeting of the Directors, a committee of the Board, the Company or the holders of any class of shares or debentures, and all orders, resolutions and proceedings of such meetings.

20.2	Any such minutes, if purporting to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next succeeding meeting or the Secretary, shall be prima facie evidence of the matters stated in them.

21	Accounts and audit

21.1	The Directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

21.2	The books of account shall be kept at the registered office of the Company and shall always be open to inspection by the Directors. No Member (other than a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by the Act or as authorised by the Directors or by Ordinary Resolution.

21.3	Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31 December in each year and begin on 1 January in each year.

Auditors

21.4	The Directors may appoint or remove an Auditor of the Company who shall hold office on such terms as the Directors determine, provided that for so long as Shares are listed on a Designated Stock Exchange, such appointment or removal shall be made in accordance with the applicable Designated Stock Exchange Rules.

21.5	At any general meeting convened and held at any time in accordance with these Articles, the Members may, by Ordinary Resolution, remove the Auditor before the expiration of his term of office. If they do so, the Members shall, by Ordinary Resolution, at that meeting appoint another Auditor in his stead for the remainder of his term.

21.6	The Auditors shall examine such books, accounts and vouchers; as may be necessary for the performance of their duties.

21.7	The Auditors shall, if so requested by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Company.

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22	Record dates

22.1	Except to the extent of any conflicting rights attached to Shares, the resolution declaring a dividend on Shares of any class, whether it be an Ordinary Resolution of the Members or a Director’s resolution, may specify that the dividend is payable or distributable to the persons registered as the holders of those Shares at the close of business on a particular date, notwithstanding that the date may be a date prior to that on which the resolution is passed.

22.2	If the resolution does so specify, the dividend shall be payable or distributable to the persons registered as the holders of those Shares at the close of business on the specified date in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of the dividend of transferors and transferees of any of those Shares.

22.3	The provisions of this Article apply, mutatis mutandis, to bonuses, capitalisation issues, distributions of realised capital profits or offers or grants made by the Company to the Members.

23	Dividends

Source of dividends

23.1	Dividends may be declared and paid out of any funds of the Company lawfully available for distribution.

23.2	Subject to the requirements of the Act regarding the application of a company’s Share premium account and with the sanction of an Ordinary Resolution, dividends may also be declared and paid out of any share premium account.

Declaration of dividends by Members

23.3	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the Directors.

Payment of interim dividends and declaration of final dividends by Directors

23.4	The Directors may declare and pay interim dividends or recommend final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

23.5	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the Directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

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(b)	Upon declaration of a dividend or dividends described as final by the Directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

23.6	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the Directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The Directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the Directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

23.7	Except as otherwise provided by the rights attached to Shares all dividends shall be declared and paid according to the amounts Paid Up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount Paid Up on the Shares during the time or part of the time in respect of which the dividend is paid. But if a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

23.8	The Directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

23.9	If the Directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the Directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

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(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

How payments may be made

23.10	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

23.11	For the purposes of Article 23.10(a), the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purposes of Article 23.10(b), subject to any applicable law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

23.12	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

23.13	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other monies not to bear interest in absence of special rights

23.14	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

23.15	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the Directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

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23.16	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

24	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve;

24.1	The Directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

24.2	The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways::

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Up Shares, debentures or other securities of the Company to that Member or as that Member directs. The Directors may resolve that any Shares issued to the Member in respect of Partly Paid Up Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain Partly Paid Up.

Applying an amount for the benefit of Members

24.3	The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

24.4	Subject to the Act, if a fraction of a Share, a debenture or other security is allocated to a Member, the Directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

25	Share Premium Account

Directors to maintain share premium account

25.1	The Directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

25.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

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(b)	any other amount paid out of a share premium account as permitted by the Act.

25.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the Directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

26	Seal

Company seal

26.1	The Company may have a seal if the Directors so determine.

Duplicate seal

26.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Cayman Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the Directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

26.3	A seal may only be used by the authority of the Directors. Unless the Directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a Director (or his alternate) and the Secretary; or

(b)	by a single Director (or his alternate).

If no seal is adopted or used

26.4	If the Directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a Director (or his alternate) and the Secretary; or

(b)	by a single Director (or his alternate); or

(c)	in any other manner permitted by the Act.

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Power to allow non-manual signatures and facsimile printing of seal

26.5	The Directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

Validity of execution

26.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the Director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

27	Indemnity

27.1	To the extent permitted by law, the Company shall indemnify each existing or former Director (including alternate Director), Secretary and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Director (including alternate Director), Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Director’s (including alternate Director’s), Secretary’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Director (including alternate Director), Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Cayman Islands or elsewhere.

No such existing or former Director (including alternate Director), Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own dishonesty, fraud, wilful default and wilful neglect.

27.2	To the extent permitted by Act, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Director (including alternate Director), Secretary or Officer of the Company in respect of any matter identified in Article 27.1 on condition that the Director (including alternate Director), Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Director (including alternate Director), Secretary or that Officer for those legal costs.

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Release

27.3	To the extent permitted by Act, the Company may by Special Resolution release any existing or former Director (including alternate Director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own dishonesty, fraud, wilful default and wilful neglect.

Insurance

27.4	To the extent permitted by Act, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the Directors, other than liability arising out of that person’s own dishonesty, fraud, wilful default and wilful neglect:

(a)	an existing or former Director (including alternate Director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

28	Notices

Form of notices

28.1	Save where these Articles provide otherwise, and subject to the Designated Stock Exchange Rules (to the extent applicable), any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

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Electronic communications

28.2	A notice may only be given to the Company in an Electronic Record if:

(a)	the Directors so resolve or otherwise accept the notice; or

(b)	any Director or Officer provides the giver of the notice an electronic address to which the notice may be sent and a notice is sent to that address within a reasonable period of time.

28.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has provided the giver of the notice with an Electronic address to which notice may be sent.

28.4	Subject to the Act, (to the extent applicable) the Designated Stock Exchange Rules and to any other rules which the Company is bound to follow, the Company may also send any notice or other document pursuant to these Articles to a Member by publishing that notice or other document on a website where:

(a)	the Company and the Member have agreed to his having access to the notice or document on a website (instead of it being sent to him);

(b)	the notice or document is one to which that agreement applies;

(c)	the Member is notified (in accordance with any requirements laid down by the Act and, in a manner for the time being agreed between him and the Company for the purpose) of:

(i)	the publication of the notice or document on a website;

(ii)	the address of that website; and

(iii)	the place on that website where the notice or document may be accessed, and how it may be accessed; and

(d)	the notice or document is published on that website throughout the publication period, provided that, if the notice or document is published on that website for a part, but not all of, the publication period, the notice or document shall be treated as being published throughout that period if the failure to publish that notice of document throughout that period is wholly attributable to circumstances which it would not be reasonable to have expected the Company to prevent or avoid. For the purposes of this Article 28.4 “publication period” means a period of not less than twenty-one days, beginning on the day on which the notification referred to in Article 28.4(c) is deemed sent.

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Persons entitled to notices

28.5	Any notice or other document to be given to a Member may be given by reference to the register of Members as it stands at any time within the period of twenty-one days before the day that the notice is given or (where and as applicable) within any other period permitted by, or in accordance with the requirements of, (to the extent applicable) the Designated Stock Exchange Rules and/or the Designated Stock Exchanges. No change in the register of Members after that time shall invalidate the giving of such notice or document or require the Company to give such item to any other person.

Persons authorised to give notices

28.6	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a Director or company secretary of the Company or a Member.

Delivery of written notices

28.7	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or Director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

28.8	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the register of Members.

Signatures

28.9	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

28.10	An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

28.11	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

28.12	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

28.13	A Member present, either in person or by proxy, at any meeting of the Company or of the holders of any class of Shares shall be deemed to have received due notice of the meeting and, where requisite, of the purposes for which it was called.

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Giving notice to a deceased or bankrupt Member

28.14	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

28.15	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

Date of giving notices

28.16	A notice is given on the date identified in the following table

Method for giving notices	When taken to be given
(A) Personally	At the time and date of delivery
(B) By leaving it at the Member’s registered address	At the time and date it was left
(C) By posting it by prepaid post to the street or postal address of that recipient	48 hours after the date it was posted
(D) By Electronic Record (other than publication on a website), to recipient’s Electronic address	48 hours after the date it was sent
(E) By publication on a website	24 hours after the date on which the Member is deemed to have been notified of the publication of the notice or document on the website

Saving provision

28.17	None of the preceding notice provisions shall derogate from the Articles about the delivery of written resolutions of Directors and written resolutions of Members.

29	Authentication of Electronic Records

Application of Articles

29.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a Director or other Officer of the Company, shall be deemed to be authentic if either Article 29.2 or Article 29.4 applies.

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Authentication of documents sent by Members by Electronic means

29.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 29.7 does not apply.

29.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 29.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

29.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 29.7 does not apply.

This Article 29.4 applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

29.5	For example, where a sole Director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that Director unless Article 29.7 applies.

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Manner of signing

29.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

29.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

30	Transfer by way of continuation

30.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Cayman Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

30.2	To give effect to any resolution made pursuant to the preceding Article, the Directors may cause the following:

(a)	an application be made to the Registrar of Companies of the Cayman Islands to deregister the Company in the Cayman Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

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31	Winding up

Distribution of assets in specie

31.1	If the Company is wound up the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members; and/or

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

31.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

31.3	The Directors are authorised to present a winding up petition

31.4	The Directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

32	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

32.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

32.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

33	Disclosures

33.1	The Directors, Secretary, assistant Secretary, or other Officer or any authorised service providers (including the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any Designated Stock Exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the register of Members and books of the Company.

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Annex C

Xdata Group

2025 EQUITY INCENTIVE PLAN

1. Purpose; Eligibility.

(a) General Purpose. The name of this plan is the Xdata Group 2025 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Xdata Group, a Cayman Islands company (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

(b) Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

(c) Available Awards. Awards that may be granted under the Plan include: Stock Options, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means a committee of at least one Director of the Company as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board, to administer the Plan in accordance with Section 4.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation plans under applicable U.S. state corporate law, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Stock Options, Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards.

(d) “Award Agreement” means the written or electronic agreement, consistent with the terms of the Plan, between the Company and the Participant, setting forth the terms, conditions, and restrictions applicable to each Award granted under the Plan.

(e) “Board” means the Company’s Board of Directors, as constituted from time to time and, where the context so requires, reference to the “Board” may refer to a committee to whom the Board has delegated authority to administer any aspect of this Plan.

(f) “Cause” shall have the meaning ascribed to such term, or term of similar effect, in any offer letter, employment, consulting, severance, or similar agreement, including any Award Agreement, between the Participant and the Company or any Subsidiary; provided, that in the absence of an offer letter, employment, severance, or similar agreement containing such definition, “Cause” means:

(i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or any Subsidiary or other affiliate of the Company;

(ii) the Participant’s conviction for, or guilty plea or plea of nolo contendere to, a felony (or crime of similar magnitude under Applicable Laws outside the United States) or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, act of material dishonesty, or misappropriation or similar conduct against the Company or any Subsidiary;

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(iii) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company, any Subsidiary, or any other entity having a business relationship with the Company or any Subsidiary;

(iv) any material breach or violation by the Participant of any provision of any agreement or understanding between the Company or any Subsidiary or other affiliate of the Company and the Participant regarding the terms of the Participant’s service as an Employee, Director, or Consultant to the Company or any Subsidiary or other affiliate of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an Employee, Director, or Consultant of the Company or a Subsidiary or other affiliate of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment, confidentiality, non-competition, non-solicitation, restrictive covenant, or similar agreement between the Company or a Subsidiary or other affiliate of the Company and the Participant;

(v) the Participant’s violation of the code of ethics of the Company or any Subsidiary;

(vi) the Participant’s disregard of the policies of the Company or any Subsidiary or other affiliate of the Company so as to cause loss, harm, damage, or injury to the property, reputation, or employees of the Company or a Subsidiary or other affiliate of the Company; or

(vii) any other misconduct by the Participant which is injurious to the financial condition or business reputation of, or is otherwise injurious to, the Company or a Subsidiary or other affiliate of the Company.

(g) “Change in Control” means the occurrence of any of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities;

(ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the Effective Date, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the Company’s (or such surviving entity or its parent outstanding immediately after such merger or consolidation) outstanding voting securities.

Notwithstanding the foregoing, a transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement, the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

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(i) “Company” means Xdata Group, a Cayman Islands exempted company, or any successor thereto.

(j) “Consultant” means a consultant or adviser who provides bona fide services to the Company, its Parent, or any Subsidiary as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

(k) “Director” means a member of the Board.

(l) “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of an Award other than an Incentive Stock Option, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(m) “Effective Date” shall have the meaning set forth in Section 15.

(n) “Employee” means any person, including officers and Directors, employed by the Company, its Parent, or any Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(i) if the Shares are readily tradable on an established securities market, its Fair Market Value will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such market for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for a Share for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) if the Shares are not readily tradable on an established securities market, the Fair Market Value will be determined in good faith by the Administrator.

Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time. In addition, the determination of Fair Market Value in all cases shall be in accordance with the requirements set forth under Code Section 409A to the extent necessary for an Award to comply with, or be exempt from, Code Section 409A. The Administrator’s determination shall be conclusive and binding on all persons.

(q) “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(r) “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

(s) “Nonqualified Stock Option” means a Stock Option that by its terms, or in operation, does not qualify or is not intended to qualify as an Incentive Stock Option.

(t) “Other Stock-Based Awards” means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 10.

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(u) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(v) “Participant” means the holder of an outstanding Award granted under the Plan.

(w) “Period of Restriction” means the period during which the transfer of Restricted Stock is subject to restrictions and a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of certain performance criteria, or the occurrence of other events as determined by the Administrator.

(x) “Plan” means this Xdata Group 2025 Equity Incentive Plan.

(y) “Restricted Stock” means Shares, subject to a Period of Restriction or certain other specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 8 or issued pursuant to the early exercise of a Stock Option.

(z) “Restricted Stock Unit” or “RSU” means an unfunded and unsecured promise to deliver Shares, cash, other securities, or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9.

(aa) “Service” means service as a Service Provider. In the event of any dispute over whether and when Service has terminated, the Administrator shall have sole discretion to determine whether such termination has occurred and the effective date of such termination. The Participant’s Service shall not be deemed to have terminated merely because of a change in capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service.

(bb) “Service Provider” means an Employee, Director, or Consultant, including any prospective Employee, Director, or Consultant who has accepted an offer of employment or service and will be an Employee, Director, or Consultant after the commencement of their service.

(cc) “Shares” means the Company’s ordinary shares, par value of $[ ] per share or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

(dd) [Reserved].

(ee) “Stock Option” means an option granted pursuant to the Plan to purchase Shares, whether designated as an Incentive Stock Option or a Nonqualified Stock Option.

(ff) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3. Shares Available for Awards.

(a) Basic Limitation. Subject to the provisions of Section 13, the maximum aggregate number of Shares that may be issued under the Plan is [●]1 (the “Plan Share Limit”). The Shares subject to the Plan may be authorized, but unissued, or reacquired shares.

(b) Awards Not Settled in Shares Delivered to Participant. Upon payment in Shares pursuant to the exercise or settlement of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price (or purchase price, if applicable) of an Award through the tender of Shares, or if the Shares are tendered or withheld to satisfy any tax withholding obligations, the number of the Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan, although such Shares shall not again become available for issuance as Incentive Stock Options.

1 10% of the aggregate number of Shares issued and outstanding immediately after the Closing (as calculated after giving effect to the Redemption), on a fully-diluted basis.

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(c) Cash-Settled Awards. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.

(d) Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if the Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available for grant under the Plan.

(e) Code Section 422 Limitations. No more than [●]2 Shares (subject to adjustment pursuant to Section 13) may be issued under the Plan upon the exercise of Incentive Stock Options.

(f) Share Reserve. The Company, during the term of the Plan, shall at all times keep available such number of Shares authorized for issuance as will be sufficient to satisfy the requirements of the Plan.

(g) Substitute Awards. Awards may, in the sole discretion of the Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company, its Parent, or any Subsidiary or with which the Company, its Parent, or any Subsidiary combines (“Substitute Awards”). Substitute Awards shall not be counted against the Plan Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the Incentive Stock Option limit in Section 3(e).

4. Administration. The Plan will be administered by the Administrator.

(a) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion t:

(i) determine Fair Market Value;

(ii) select the Service Providers to whom Awards may be granted;

(iii) determine the type or types of Awards to be granted to Participants under the Plan and number of the Shares to be covered by each Award;

(iv) approve forms of Award Agreements for use under the Plan;

(v) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award. Such terms and conditions include, but are not limited to, the exercise price or purchase price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting criteria or Periods of Restriction, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi) construe and interpret the terms of the Plan, any Award Agreement, and Awards granted pursuant to the Plan;

(vii) prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable tax laws;

2 The ISO limit will be equal to the Plan Share Limit.

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(viii) modify or amend each Award (subject to Section 15(c)), including (A) the discretionary authority to extend the post-termination exercisability period of Awards and (B) accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions;

(ix) allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of the Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) allow a Participant to defer the receipt of the payment of cash or the delivery of the Shares that would otherwise be due to such Participant under an Award, subject to compliance (or exemption) from Code Section 409A;

(xii) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(xiii) determine whether Awards will be settled in cash, Shares, other securities, other property, or in any combination thereof;

(xiv) determine whether Awards will be adjusted for dividend equivalents;

(xv) create Other Stock-Based Awards for issuance under the Plan;

(xvi) impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any securities issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and

(xvii) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(xviii) make all other determinations and take any other action deemed necessary or advisable for administering the Plan and due compliance with Applicable Laws, stock market or exchange rules or regulations or accounting or tax rules or regulations.

(b) Prohibition on Repricing. Notwithstanding anything to the contrary in Section 4(a) and except for an adjustment pursuant to Section 13 or a repricing approved by stockholders, in no case may the Administrator (i) amend an outstanding Stock Option to reduce the exercise price of the Award, (ii) cancel, exchange, or surrender an outstanding Stock Option in exchange for cash or other awards for the purpose of repricing the Award, or (iii) cancel, exchange, or surrender an outstanding Stock Option in exchange for an option with an exercise price that is less than the exercise price of the original Award.

(c) Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

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(d) Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

(e) Delegation of Authority. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant all types of Awards, in accordance with Applicable Laws (except that such delegation shall not apply to any Award for a Participant then covered by Section 16 of the Exchange Act), and the Administrator may delegate to one or more committees of the Board (which may consist solely of one Director) some or all of its authority under this Plan, including the authority to grant all types of Awards, in accordance with Applicable Laws. Such delegation may be revoked at any time. The acts of such delegates shall be treated as acts of the Administrator, and such delegates shall report regularly to the Administrator regarding the delegated duties and responsibilities and any Awards granted.

(f) Indemnification.

(g) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all persons, including Participants and any other holders of Awards.

5. Eligibility.

(a) Eligible Participants. The Administrator has the discretion to select any Service Provider to receive an Award, although Incentive Stock Options may be granted only to Employees. Designation of a Participant in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

(b) Award Agreements. Awards shall be evidenced by Award Agreements (which need not be identical) in such forms as the Administrator may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreements, the provisions of the Plan shall prevail.

(c) Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator, consistent with Applicable Laws. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

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6. Stock Options. The Administrator, at any time and from time to time, may grant Stock Options under the Plan to Service Providers. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Administrator may impose from time to time, subject to the following limitations:

(a) Exercise Price. The per share exercise price for Shares to be issued pursuant to exercise of a Stock Option will be determined by the Administrator, but shall not be less than 100% of the Fair Market Value per Share on the date of grant.

(b) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted. Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Administrator shall in its discretion set forth in such Award Agreement at the date of grant; provided, however, the Administrator may, in its sole discretion, later waive any such condition.

(c) Payment of Exercise Price. To the extent permitted by Applicable Laws, the Participant may pay the Stock Option exercise price by:

(i) cash;

(ii) check;

(iii) if approved by the Administrator, as determined in its sole discretion, surrender of other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences to the Company (as determined by the Administrator);

(iv) if approved by the Administrator, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Administrator, whereby payment of the exercise price may be satisfied, in whole or in part, with Shares subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Administrator) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price;

(v) if approved by the Administrator, as determined in its sole discretion, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of Shares underlying the Stock Option so exercised reduced by the number of Shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise;

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii) any combination of the foregoing methods of payment.

(d) Exercise of Stock Option.

(i) Procedure for Exercise. Any Stock Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. A Stock Option may not be exercised for a fraction of a Share. Exercising a Stock Option in any manner will decrease the number of Shares thereafter available for purchase under the Stock Option, by the number of Shares as to which the Stock Option is exercised.

(ii) Exercise Requirements. A Stock Option will be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Stock Option, and (B) full payment of the exercise price (including provision for any applicable tax withholding).

(iii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, the Participant may exercise the Stock Option within such period of time as is specified in the Award Agreement to the extent that the Stock Option is vested on the date of termination (but in no event later than the expiration of the term of such Stock Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Stock Option will remain exercisable for three (3) months (or twelve (12) months in the case of termination on account of Disability or death) following the Participant’s termination. If a Participant commits an act of Cause, all vested and unvested Stock Options shall be forfeited as of such date. Unless otherwise provided by the Administrator, if on the date of termination, the Participant is not vested as to a Stock Option, the Shares covered by the unvested portion of the Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan. If after termination, the Participant does not exercise a Stock Option as to all of the vested Shares within the time specified by the Administrator, the Stock Option will terminate, and remaining Shares covered by such Stock Option will be forfeited and will revert to the Plan and again will become available for grant under the Plan.

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(iv) Extension of Exercisability. A Participant may not exercise a Stock Option at any time that the issuance of Shares upon such exercise would violate Applicable Laws. Except as otherwise provided in the Award Agreement, if a Participant ceases to be a Service Provider for any reason other than for Cause and, at any time during the last thirty (30) days of the applicable post-termination exercise period: (A) the exercise of the Participant’s Stock Option would be prohibited solely because the issuance of Shares upon such exercise would violate Applicable Laws, or (B) the immediate sale of any Shares issued upon such exercise would violate the Company’s trading policy, then the applicable post-termination exercise period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term.

(v) Beneficiary. If a Participant dies while a Service Provider, the Stock Option may be exercised following the Participant’s death by the Participant’s designated beneficiary, provided such beneficiary has been designated and received by the Administrator prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been properly designated by the Participant, then such Stock Option may be exercised by the personal representative of the Participant’s estate or by the persons to whom the Stock Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.

(vi) Stockholder Rights. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent or depositary of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 or the applicable Award Agreement.

(e) Incentive Stock Option Limitations.

(i) Each Stock Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company, its Parent, or any Subsidiary) exceeds $100,000 (or such other limit established in the Code), such Stock Options will be treated as Nonqualified Stock Options. For purposes of this subsection, Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Stock Option is granted.

(ii) In the case of an Incentive Stock Option, the exercise price will be determined by the Administrator, but shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. The term of any Incentive Stock Option will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent, or any Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement and the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(iii) No Stock Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Code Section 422(b)(1), provided that any Stock Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Stock Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

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(iv) In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Code Section 422. If for any reason a Stock Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Stock Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.

7. [Reserved].

8. Restricted Stock. The Administrator, at any time and from time to time, may grant Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine, subject to the following limitations:

(a) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction and the applicable restrictions, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Restricted Stock may be awarded in consideration for (i) cash, check, bank draft or money order payable to the Company, (ii) past services to the Company, its Parent, or any Subsidiary, or (iii) any other form of legal consideration (including future services) that may be acceptable to the Administrator, in its sole discretion, and permissible under Applicable Laws.

(b) Removal of Restrictions. Unless the Administrator determines otherwise, Restricted Stock will be held by the Company as escrow agent until the restrictions on such Restricted Stock have lapsed. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c) Voting Rights. During the Period of Restriction, a Participant holding Restricted Stock may exercise the voting rights applicable to those restricted Shares, unless the Administrator determines otherwise.

(d) Dividends and Other Distributions. During the Period of Restriction, a Participant holding Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, such Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid.

(e) Transferability. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(f) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will be forfeited and will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units (RSUs). The Administrator, at any time and from time to time, may grant RSUs under the Plan to Service Providers. Each RSU shall be subject to such terms and conditions, consistent with the Plan, as the Administrator may impose from time to time, subject to the following limitations:

(a) RSU Award Agreement. Each Award of RSUs will be evidenced by an Award Agreement that will specify the terms, conditions, and restrictions related to the grant, including the number of RSUs and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or Service), or any other basis determined by the Administrator in its discretion.

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(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of RSUs, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in cash, Shares, other securities, other property, or a combination of both.

(e) Voting and Dividend Equivalent Rights. The holders of RSUs shall have no voting rights as the Company’s stockholders. Prior to settlement or forfeiture, RSUs awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one Share while the RSU is outstanding. Dividend equivalents may be converted into additional RSUs. Settlement of dividend equivalents may be made in the form of cash, Shares, other securities, other property, or in a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the RSUs to which they attach.

(f) Cancellation. On the date set forth in the Award Agreement, all unearned RSUs will be forfeited to the Company.

10. Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock-Based Awards shall be made, the amount of such Other Stock-Based Awards, and all other conditions of the Other Stock-Based Awards including any dividend and/or voting rights.

11. Vesting.

(a) Vesting Conditions. Each Award may or may not be subject to vesting, a Period of Restriction, and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. Vesting conditions may include Service-based conditions, performance-based conditions, such other conditions as the Administrator may determine, or any combination thereof. Unless specifically set forth in the Award Agreement, Awards shall not be considered subject to any performance-based condition. An Award Agreement may provide for accelerated vesting upon certain specified events.

(b) Performance Criteria. The Administrator may establish performance-based conditions for an Award as specified in the Award Agreement, which may be based on business criteria or other performance measures determined by the Administration in its discretion. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance criteria specified in this paragraph.

(c) Default Vesting. Unless otherwise set forth in an individual Award Agreement, each Award shall vest over a four (4) year period, with one-quarter (1/4) of the Award vesting on the first annual anniversary of the date of grant, with the remainder of the Award vesting monthly thereafter.

(d) Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any Employee’s unpaid leave of absence, including sick leave, military leave or any other personal or family leave. In such cases, vesting will resume on the date the Employee returns to work on a regular schedule as determined by the Administrator; provided, however, that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence except as required by Applicable Laws. A Service Provider will not cease to be an Employee in the case of any leave of absence approved by the Company or the employing Subsidiary, although any leave of absence not provided for in the applicable employee manual of the Company or employing Subsidiary needs to be approved by the Administrator. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or employing Subsidiary is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for federal tax purposes as a Nonqualified Stock Option.

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(e) Reduced Time Commitment. In the event a Service Provider’s regular level of time commitment in the performance of services for the Company, its Parent, or any Subsidiary is reduced (for example, and without limitation, if the Service Provider is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Service Provider, the Administrator has the right in its sole discretion to (i) make a corresponding reduction in the number of Shares subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Service Provider will have no right with respect to any portion of the Award that is so reduced or extended.

12. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to the Participant’s estate or legal representative, and may be exercised, during the lifetime of the Participant, only by the Participant, although the Administrator, in its discretion, may permit Award transfers for purposes of estate planning or charitable giving. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments; Dissolution or Liquidation; Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding awards, and the numerical limits in Section 3. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator, in its discretion, may provide for a Participant to have the right to exercise an Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not be vested or otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse one hundred percent (100%), and that any Award vesting shall accelerate one hundred percent (100%), provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously vested and, if applicable, exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.

(i) In the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per ordinary share received or to be received by other shareholders of the Company in the event. In the case of any Option with an exercise price that equals or exceeds the price paid for a share in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.

(ii) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

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(iii) Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares, including those as to which it would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels. If a Stock Option is not assumed or substituted in the event of a Change in Control, the Administrator shall notify the Participant in writing or electronically that the Stock Option shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Stock Option shall terminate upon the expiration of such period.

(iv) For the purposes of this Section 13(c), the Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common shares of the acquiring or successor corporation or its parent, the Administrator may, with the consent of the acquiring or successor corporation, provide for the consideration to be received, for each Share subject to the Award, to be solely common shares of the acquiring or successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Shares in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks, or any other contingencies. Notwithstanding anything herein to the contrary, an Award that vests, is earned, or is paid out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or the acquiring or successor corporation modifies any of such performance goals without the Participant’s consent; provided, however, that a modification to such performance goals only to reflect the acquiring or successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

14. Taxes.

(a) General. It is a condition to each Award under the Plan that a Participant or such Participant’s successor shall make such arrangements that may be necessary, in the opinion of the Administrator or the Company, for the satisfaction of any federal, state, local, or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Administrator after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. The Company shall not be required to issue any Shares or make any cash payment under the Plan unless such obligations are satisfied.

(b) Share Withholding. To the extent that Applicable Laws subject a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company, its Parent, or a Subsidiary withhold all or a portion of any Share that otherwise would be issued to such Participant or by surrendering all or a portion of any Share that the Participant previously acquired. Such Share shall be valued on the date withheld or surrendered. Any payment of taxes by assigning Shares to the Company, its Parent, or a Subsidiary may be subject to restrictions, including any restrictions required by the Securities and Exchange Commission, accounting, or other rules.

(c) Discretionary Nature of Plan. The benefits and rights provided under the Plan are wholly discretionary and, although provided by the Company, do not constitute regular or periodic payments. Unless otherwise required by Applicable Laws, the benefits and rights provided under the Plan are not to be considered part of a Participant’s salary or compensation or for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits, or rights of any kind. By acceptance of an Award, a Participant waives any and all rights to compensation or damages as a result of the termination of Service for any reason whatsoever insofar as those rights result or may result from this Plan or any Award.

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(d) Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled, or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement, or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

(e) Deferral of Award Settlement. The Administrator, in its discretion, may permit selected Participants to elect to defer distributions of Restricted Stock or RSUs in accordance with procedures established by the Administrator to assure that such deferrals comply with applicable requirements of the Code. Any deferred distribution, whether elected by the Participant or specified by the Award Agreement or the Administrator, shall comply with Code Section 409A, to the extent applicable.

(f) Limitation on Liability. Neither the Company, nor its Parent, nor any Subsidiary, nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

15. Miscellaneous.

(a) No Rights as a Service Provider. Neither the Plan, nor an Award Agreement, nor any Award shall confer upon a Participant any right with respect to continuing a relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company, its Parent, or any Subsidiary to terminate such relationship at any time, with or without cause.

(b) Recoupment Policy. All Awards granted under the Plan, all amounts paid under the Plan and all Shares issued under the Plan shall be subject to reduction, recoupment, clawback, or recovery by the Company in accordance with Applicable Laws and with Company policy (whenever adopted) regarding same, whether or not such policy is intended to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Sarbanes-Oxley Act, or other Applicable Laws, as well as any implementing regulations and/or listing standards.

(c) Amendment of the Plan and Awards.

(i) Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.

(ii) Stockholder Approval. The Company may obtain stockholder approval of any Plan amendment to the extent necessary or, as determined by the Administrator in its sole discretion, desirable to comply with Applicable Laws, including any amendment that (i) increases the number of Shares available for issuance under the Plan or (ii) changes the persons or class of persons eligible to receive Awards.

(iii) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will materially impair the rights of any Participant with respect to outstanding Awards, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, or as required by Applicable Laws. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(iv) Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

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(d) Conditions Upon Issuance of Shares.

(i) Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(ii) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or desirable.

(e) Severability. Notwithstanding any contrary provision of the Plan or an Award Agreement, if any one or more of the provisions (or any part thereof) of this Plan or an Award Agreement shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award Agreement, as applicable, shall not in any way be affected or impaired thereby.

(f) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

(g) Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. All Awards hereunder are contingent on approval of the Plan by stockholders. Notwithstanding any other provision of this Plan, if the Plan is not approved by the stockholders within twelve (12) months after the date the Plan is adopted, the Plan and any Awards hereunder shall be automatically terminated.

(h) Choice of Law. The Plan will be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to any choice of law principles.

(i) Effective Date of Plan.

(j) The Plan shall be effective as of [DATE], 2025, the date on which the Plan was adopted by the Board (the “Effective Date”), but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

(k) Termination or Suspension of the Plan.

(l) Unless terminated earlier under Section 15(c), this Plan shall terminate on [DATE], 2035, ten years after the Effective Date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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Annex D

Dated ___________________
Xdata Group and Alpha Star Acquisition Corporation

PLAN OF MERGER

This plan of merger (the Plan of Merger) is made on ________________.

BETWEEN

(1)	Xdata Group, an exempted company incorporated under the laws of the Cayman Islands with company number 413668 and its registered office situated at the offices of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Company or Surviving Company); and

(2)	Alpha Star Acquisition Corporation, an exempted company incorporated under the laws of the Cayman Islands with company number 373150 and its registered office situated at the offices of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Merger Sub, and together with the Company, the Constituent Companies).

WHEREAS:

(A)	The Company, OU XDATA GROUP and the Merger Sub have entered into an agreement and plan of merger dated September 12, 2024 (the Merger Agreement), pursuant to which, among other things, the Merger Sub will merge with and into the Company, with the Surviving Company being the surviving company (the Merger) in accordance with the terms and conditions set forth therein. A copy of the Merger Agreement is attached as Appendix 1 to this Plan of Merger.

(B)	This Plan of Merger is made pursuant to provisions of Part XVI of the Companies Act (Revised) of the Cayman Islands (the Companies Act).

(C)	Terms not otherwise defined in this Plan of Merger shall have the meanings given to them under the Merger Agreement.

IT IS AGREED:

1	In this Plan of Merger:

(a)	Dissenting SPAC Shares means the SPAC Ordinary Shares issued and outstanding immediately prior to the Effective Time that are held by any holder who:

(i)	is entitled to dissent to the Merger pursuant to Section 238 of the Companies Act; and

(ii)	properly dissents to the proposed corporate action and makes a proper demand for payment of those Company Shares in accordance with Section 238 of the Companies Act;

(b)	PubCo Ordinary Share means an ordinary share of a par value of US$0.0001 each of the Surviving Company.

(c)	Redeeming SPAC Shares means SPAC Ordinary Shares in respect of which the applicable holder thereof has validly exercised his, her or its right to redeem all or a portion of their SPAC Ordinary Shares (in connection with the Merger or otherwise) as set forth in the memorandum and articles of association of the Merger Sub and certain investment management trust agreement between the Merger Sub and Wilmington Trust, National Association, dated as of 9 December 2021;

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(d)	SPAC Ordinary Shares means the ordinary shares of par value US$0.001 each of the Merger Sub;

2	Constituent Companies

2.1	The Constituent Companies to this Plan of Merger are the Company and the Merger Sub.

3	Name of Surviving Company

3.1	The Surviving Company shall be the surviving company (as defined in the Companies Act) and shall continue to operate under its current name, Xdata Group.

4	Registered Office

4.1	The registered office of the Surviving Company is at the offices of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.

4.2	The registered office of the Merger Sub is at the offices of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.

5	Authorised and Issued Share Capital

5.1	Immediately prior to the Effective Time (as defined below), the authorised share capital of the Company is US$50,000.00 divided into 500,000,000 ordinary shares of a par value of US$0.0001 each, of which [ ] shares are in issue and outstanding.

5.2	Immediately prior to the Effective Time, the authorised share capital of the Merger Sub is US$50,000.00 divided into 50,000,000 ordinary shares of par value US$0.001 each, of which [ ] shares are in issue and outstanding.

5.3	At the Effective Time, the authorised share capital of the Surviving Company will be US$50,000.00 divided into 500,000,000 ordinary shares of a par value of US$0.0001 each.

6	Effective Time

6.1	The Merger shall take effect at [ ] (the Effective Time).

7	Terms of Merger

7.1	The terms and conditions of the Merger, including the manner and basis of converting shares in each Constituent Company into shares in the Surviving Company or into other property, are set out in the Merger Agreement. In particular, at the Effective Time, and in accordance with the terms and conditions of the Merger,

(a)	each SPAC Ordinary Share that is issued and outstanding as of immediately prior to the Effective Time (other than any Excluded Shares (as defined below), Redeeming SPAC Shares and Dissenting SPAC Shares) (i) shall be converted automatically into, and the holder of such SPAC Ordinary Share shall be entitled to receive one (1) PubCo Ordinary Share and (ii) shall no longer be outstanding and shall automatically be cancelled by virtue of the Merger;

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(b)	each SPAC Ordinary Share held in the treasury of the Merger Sub or owned by the Merger Sub or any other wholly owned subsidiary of the Merger Sub immediately prior to the Effective Time (the Excluded Shares), shall be automatically cancelled and extinguished without any conversion thereof or payment therefor;

(c)	each Dissenting SPAC Share issued and outstanding immediately prior to the Effective Time shall be cancelled and cease to exist in accordance with the procedures set out in section 238 of the Companies Act, and shall represent only the right to receive the applicable payment of their fair value in accordance with section 238 of the Companies Act (unless and until such holder of Dissenting SPAC Shares effectively withdraws its demand for, or loses its rights to, dissent from the Merger under the Companies Act); and

(d)	each share of the Company issued and outstanding immediately prior to the Effective Time shall be automatically cancelled and extinguished without any conversion thereof or payment therefor.

7.2	Upon the Effective Time, the Merger Sub shall be struck from the Register of Companies.

8	Rights and Restrictions of Shares

8.1	At the Effective Time, the shares of the Surviving Company shall:

(a)	[be entitled to one vote per share;

(b)	be entitled to such dividends as the board of directors of the Surviving Company may from time to time declare;

(c)	in the event of a winding-up or dissolution of the Surviving Company, whether voluntary or involuntary or for the purpose of a reorganisation or otherwise or upon any distribution of capital, be entitled to surplus assets; and

(d)	generally be entitled to enjoy all of the rights attaching to ordinary shares],

in each case, as set out in the Memorandum and Articles of the Surviving Company (as defined below).

9	Memorandum and Articles

9.1	At the Effective Time, the memorandum and articles of association of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated by their deletion in their entirety and substitution in their place of the amended and restated memorandum and articles of association of the Surviving Company in the form attached as Appendix 2 to this Plan of Merger (the Memorandum and Articles of the Surviving Company).

10	Property

10.1	At the Effective Time, the rights, property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies shall immediately vest in the Surviving Company which shall be liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges or security interest and all contracts, obligations, claims, debts and liabilities of each Constituent Companies, all as more particularly described in the Merger Agreement.

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11	Director of Surviving Company

11.1	The names and addresses of the directors of the Surviving Company are:

[ ]

12	Director Benefits

12.1	No amounts or benefits have been paid, or shall be payable to any director of the Constituent Companies in connection with the Merger, other than by reason of their ownership of the shares or other equity securities in the Constituent Companies in issue and outstanding immediately prior to the Effective Time.

13	Secured Creditors

13.1	The Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

13.2	The Merger Sub has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

14	Approval and Authorisation

14.1	This Plan of Merger has been approved by the board of directors of each of the Company and the Merger Sub pursuant to section 233(3) of the Companies Act.

14.2	This Plan of Merger has been approved by the shareholders of each of the Company and the Merger Sub pursuant to section 233(6) of the Companies Act.

15	Variation

15.1	At any time prior to the Effective Time, this Plan of Merger may be amended by the boards of directors of both the Company and the Merger Sub to:

(a)	change the Effective Time provided that such changed date shall not be a date earlier than the date of registration of this Plan of Merger with the Registrar of Companies of the Cayman Islands or later than the ninetieth (90th) day after the date of registration of this Plan of Merger with the Registrar of Companies of the Cayman Islands; and

(b)	effect any other changes to this Plan of Merger as the Merger Agreement or this Plan of Merger may expressly authorise the boards of directors of both the Company and the Merger Sub to effect in their discretion.

16	Right of Termination

16.1	At any time prior to the Effective Time, this Plan of Merger may be terminated by the boards of directors of both the Company and the Merger Sub pursuant to the terms and conditions of the Merger Agreement.

17	Governing Law

17.1	This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands. The Constituent Companies hereby agree to submit any dispute arising from this Plan of Merger to the exclusive jurisdiction of the courts of the Cayman Islands.

18	Counterparts

18.1	This Plan of Merger may be executed in counterparts by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature page to follow]

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In witness whereof the parties hereto have caused this Plan of Merger to be executed on the day and year first above written.

Signed for and on behalf of:
Xdata Group

By:
	Title:	Director

Signed for and on behalf of:
Alpha Star Acquisition Corporation

By:
	Title:	Director

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Annex E

September 12, 2024

Board of the Directors

Alpha Star Acquisition Corporation.

100 Church Street, 8th Floor

New York, NY 10007

Members of the Board of Directors:

Alpha Star Acquisition Corporation (“Company”) has engaged CHFT Advisory and Appraisal Limited (“CHFT”), to serve to the Board of Directors (the “Board of Directors”) of the Company to provide an opinion (the “Opinion”) as of the date hereof as to the fairness, from a financial point of view, to the Company of the consideration in the contemplated transaction described below (the “Proposed Transaction”).

Background of the Proposed Transaction

We understand that Alpha Star Acquisition Corporation (“Alpha Star”) intends to enter into the Business Combination Agreement dated as of September 12, 2024 (the “Agreement”).

We understand that the Agreement is made and entered into by and among (i) Alpha Star Acquisition Corporation (“Purchaser”), (ii) OU XDATA GROUP (the “Target” or “XDATA”), and (iii) Roman Eloshvili, the shareholder of XDATA (“Roman”).

Pursuant to Agreement, (a) Purchaser shall be merged with and into a Cayman Islands exempted company (“PubCo”), following which the separate corporate existence of Purchaser shall cease and PubCo shall continue as the surviving entity (the “Reincorporation Meger”), and (b) PubCo shall acquire all of the aggregate number of shares (the “Aggregate Fully Diluted Shares”) of XDATA, in exchange for PubCo ordinary shares at the exchange ratio, resulting in XDATA being a wholly subsidiary of PubCo (the “Share Exchange”, together with the Reincorporation Merger, the “Proposed Transaction”).

Under the Agreement, the number of ordinary shares of PubCo to be exchanged is based on the mutually agreed equity value of XDATA equal to One Hundred Eighty Million U.S. Dollars ($180,000,000) (the “Consideration” or the “Equity Value”) and the exchange ratio. The exchange ratio is derived by dividing (i) the Equity Value by (ii) the product of (x) the Aggregate Fully Diluted Shares of XDATA and (y) 10.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

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Scope of Analysis

In connection with this Opinion, CHFT has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances. CHFT also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general. CHFT’ procedures, investigations, and financial analysis with respect to the preparation of its Opinion included, but were not limited to, the items summarized below:

1.	Reviewed the following documents:

a.	The XDATA’s unaudited interim financial statements for period ended June 30, 2024;

b.	Audited financial information for the XDATA for the year ended December 31, 2022 and December 31, 2023;

c.	Other internal documents relating to the history, current operations, and probable future outlook of the XDATA, including financial projections for the years 2024 through 2029, prepared by the XDATA and provided to us by management of the Company (the “Financial Projections”); and

d.	A draft of the Business Combination Agreement dated September 12, 2024.

2.	Discussed with various members of senior management of the XDATA and Company, concerning historical and current operations, financial conditions and Financial Projections of XDATA;

3.	Discussed with senior management of the Company concerning background and other elements of the Proposed Transaction;

4.	Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, and an analysis of selected public companies that CHFT deemed relevant; and

5.	Conducted such other analyses and considered such other factors as we considered appropriate in rendering this opinion.

E-2

Assumptions, Qualifications and Limiting Conditions

In our review and analysis and in rendering this opinion, we have assumed and relied upon, but have not assumed any responsibility to independently investigate or verify, the accuracy, completeness and fair presentation of all financial and other information that was provided to us by the Company, Target or that was publicly available to us. This opinion is expressly conditioned upon such information being complete, accurate and fair in all respects material to our analysis.

We have further relied upon the assurance of management of the Target and Company that they are unaware of any facts that would make the information provided to us incomplete or misleading in any respect. Our analyses were based, among other things, on the Financial Projections of the Target furnished to us by senior management of the Target and Company. With respect to the Financial Projections, we note that projecting future results of any company is inherently subject to uncertainty. We express no opinion as to the Financial Projections or the assumptions on which they are based. In addition, in rendering this opinion, we have assumed that the Financial Projections have been reasonably prepared by management and reflect management’s best currently available estimates and good faith judgment of the future competitive, operating and regulatory environment and related financial performance of the Target, and that the Financial Projections and the assumptions derived therefrom provide a reasonable basis for our opinion. Although the Financial Projections did not form the principal basis for our opinion, but rather constituted one of many items that we employed, changes to the Financial Projections could affect the opinion rendered herein.

We have prepared this Opinion as of the date hereof. This Opinion is necessarily based on financial, economic, market and other conditions as they exist on and the information made available to us as of the date hereof. Although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm this Opinion.

In our review, we did not obtain or receive any independent evaluation or appraisal of the assets or liabilities of, nor did we conduct a comprehensive physical inspection of any of the assets of, the Target, nor have we been furnished with any such evaluations or appraisals or reports of such physical inspections, nor do we assume any responsibility to obtain any such evaluations, appraisals or inspections. Our opinion is based on financial, economic, regulatory, market and other conditions existing. We have made no independent investigation of any legal or accounting matters affecting the Target.

In rendering this opinion we have also assumed that: (i) in all respects material to our analysis that the representations and warranties of each party contained in the Agreement are true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Agreement and that all conditions to the consummation of the Proposed Transaction will be satisfied without waiver thereof which would affect the amount or timing of receipt of the Consideration; (ii) there is not now, and there will not as a result of the consummation of the transactions contemplated by the Agreement be, any default, or event of default, under any indenture, credit agreement or other material agreement or instrument to which the Company or any of its subsidiaries or affiliates is a party; and (iii) all material assets and liabilities of the Target were as set forth in the consolidated financial statements provided to us by the Company as of the respective dates of such financial statements.

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In addition, we were not requested to and did not provide advice concerning the structure, the specific amount of the consideration, or any other aspects of the Proposed Transaction, or to provide services other than the delivery of this opinion. We did not participate in negotiations with respect to the terms of the Proposed Transaction and related transactions. Consequently, we have assumed that such terms are the most beneficial terms from the Company’s perspective that could under the circumstances be negotiated among the parties to such Proposed Transaction.

It is understood that our opinion is solely for the use and benefit of the Board of Directors of the Company in its consideration of the Proposed Transaction, and our opinion does not address the relative merits of the transactions contemplated by the Agreement as compared to any alternative transactions that might be available to the Company, nor does it address the underlying business decision by the Company to engage in the Proposed Transaction or the terms of the Agreement or the documents referred to therein. Our opinion does not constitute a recommendation as to how any holder of ordinary shares of Company should vote or act on any matter relevant to the Agreement. Our opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any matter, without our prior written consent. Notwithstanding the foregoing, if required by law, our opinion may be included in the Company’s proxy statement or similar disclosure document with respect to the Proposed Transaction.

Disclosure of Relationships

CHFT will receive a customary fee for the services pursuant to the engagement letter, which will be payable upon delivery of this opinion. The Company has agreed to indemnify CHFT against certain liabilities arising out of or in connection with the services rendered and to be rendered by CHFT under such engagement letter. Except for the aforementioned compensation, CHFT has not received, and will not receive, any other payment or compensation, including any compensation contingent upon the successful consummation of the Business Combination.

During the two-year period prior to the date of CHFT’s opinion, no material relationship existed between CHFT or its affiliate or unaffiliated representatives and Company or any of its affiliates pursuant to which compensation was received by CHFT. CHFT may seek to provide valuation and consultancy services to the Company, or its respective affiliates in the future, for which CHFT would seek customary compensation. However, any such future relationship is not contemplated.

CHFT is regularly engaged in the valuation and financial assessment of businesses and securities in connection with mergers and acquisitions, recapitalizations, spin-offs, restructurings, securities offerings in both private and public capital markets, as well as valuations for corporate and other purposes.

Conclusion

Based upon and subject to the foregoing, and in reliance thereon, CHFT is of the opinion that as of the date hereof the Consideration being paid in the Proposed Transaction is fair from a financial point of view to the Company.

Yours faithfully,

CHFT Advisory and Appraisal Limited

E-4

Annex F

PROXY CARD

ALPHA STAR ACQUISITION CORPORATION

100 Church Street, 8th Floor

New York, NY 10007

(332) 233-4356

EXTRAORDINARY MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 7, 2025, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 9:00 a.m. Eastern Time on May 2, 2025 at the offices of Han Kun LLP, at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY10020 and hereby appoints Zhe Zhang and Guojian Chen, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Alpha Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2, 3, 4, 5, 6 and 7.

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PROPOSAL 1: The Business Combination Proposal

To consider and vote upon, as an ordinary resolution, a proposal to approve and authorize the Business Combination Agreement, dated as of September 12, 2024, by and among Alpha Star, Xdata Group (“PubCo”), a Cayman Islands exempted company, and OU XDATA GROUP (“XDATA”), a company incorporated in Estonia (as may be amended from time to time, the “Business Combination Agreement”), a copy of which is attached to this proxy statement/prospectus as Annex A, as amended by the Supplemental Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A-1, and the transactions contemplated therein (the “Business Combination”), including the Business Combination whereby Alpha Star will merge with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger as the holding and listed company, and immediately thereafter and as part of the same overall transaction, PubCo (as the surviving company of the Reincorporation Merger) will acquire the shares, representing in the aggregate 100% (on an as-converted and fully diluted basis) of the shares issued and outstanding, of XDATA, resulting in XDATA being a wholly owned subsidiary of PubCo, in exchange for certain number of shares of PubCo (the “Share Exchange,” together with the Reincorporation Merger, the “Business Combination”).

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: The Reincorporation Merger Proposal

To consider and vote upon, as a special resolution, a proposal to approve and authorize the Reincorporation Merger, the Plan of Merger, substantially in the form attached to this proxy statement/prospectus as Annex D and any and all transactions provided for in the Plan of Merger.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: The Nasdaq Listing Proposal

To consider and vote upon, as an ordinary resolution, a proposal to approve, the issuance of securities in connection with the Business Combination in order to comply with Nasdaq Listing Rules 56535(a), (b) and (d).

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: The Governance Proposal

To consider and vote upon, as an ordinary resolution, a proposal to approve and adopt (i) the amended and restated memorandum and articles of association of PubCo in the form attached to this proxy statement/prospectus as Annex B; and (ii) the new name by PubCo as “Xdata Group”.

For	Against	Abstain
☐	☐	☐

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PROPOSAL 5: The Incentive Plan Proposal

To consider and vote upon, as an ordinary resolution, a proposal to approve the adoption by PubCo, as the surviving entity of the Reincorporation Merger, the Incentive Plan in the form attached to this proxy statement/prospectus as Annex C with effect from the closing of the Business Combination.

For	Against	Abstain
☐	☐	☐

PROPOSAL 6: The Director Appointment Proposal

To consider and vote upon, as an ordinary resolution, a proposal to approve the appointment of five (5) directors of PubCo, namely Roman Eloshvili, Panagiotis Georgiou, Patrick Swint, Cataldo Castagna and Ariel Sergio Davidoff, assuming the Business Combination Proposal, the Reincorporation Merger Proposal and the Nasdaq Listing Proposal are all approved, effective upon the Closing.

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 7: The Adjournment Proposal

To consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Business Combination Proposal, the Reincorporation Merger Proposal, the Nasdaq Listing Proposal, the Governance Proposal, the Incentive Plan Proposal or the Director Appointment Proposal or for such other reasons as may reasonably be determined by the chairman of the Extraordinary General Meeting.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

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Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSER LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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